UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10263

GuideStone Funds

(Exact name of registrant as specified in charter)

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Address of principal executive offices) (Zip code)

Matthew A. Wolfe, Esq.

GuideStone Financial Resources of the Southern Baptist Convention

5005 Lyndon B. Johnson Freeway, Suite 2200

Dallas, TX 75244-6152

(Name and address of agent for service)

Registrant’s telephone number, including area code: 214-720-4640

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Item 1. Reports to Stockholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

GuideStone Funds

Annual Report

December 31, 2021

	INSTITUTIONAL	INVESTOR
TARGET DATE FUNDS		
MyDestination 2015 Fund	GMTYX	GMTZX
MyDestination 2025 Fund	GMWYX	GMWZX
MyDestination 2035 Fund	GMHYX	GMHZX
MyDestination 2045 Fund	GMYYX	GMFZX
MyDestination 2055 Fund	GMGYX	GMGZX
TARGET RISK FUNDS		
Conservative Allocation Fund	GCAYX	GFIZX
Balanced Allocation Fund	GBAYX	GGIZX
Growth Allocation Fund	GGRYX	GCOZX
Aggressive Allocation Fund	GAGYX	GGBZX
SELECT FUNDS		
Money Market Fund	GMYXX	GMZXX
Low-Duration Bond Fund	GLDYX	GLDZX
Medium-Duration Bond Fund	GMDYX	GMDZX
Global Bond Fund	GGBEX	GGBFX
Defensive Market Strategies® Fund	GDMYX	GDMZX
Global Impact Fund	GGIYX	GGIIX
Equity Index Fund	GEQYX	GEQZX
Value Equity Fund	GVEYX	GVEZX
Growth Equity Fund	GGEYX	GGEZX
Small Cap Equity Fund	GSCYX	GSCZX
International Equity Index Fund	GIIYX	
International Equity Fund	GIEYX	GIEZX
Emerging Markets Equity Fund	GEMYX	GEMZX
Global Real Estate Securities Fund	GREYX	GREZX
Strategic Alternatives Fund	GFSYX	GFSZX

0

GuideStone Funds
Privacy Notice
NOTICE CONCERNING OUR PRIVACY PRACTICES
This notice provides you with information concerning our policies with respect to non-public personal information that we collect about you in connection with the following financial products and services provided and/or serviced by the entities listed below: Individual Retirement Accounts (“IRAs”), personal mutual fund accounts and/or GuideStone Personal Advisory Services.
The confidentiality of your information is important to us, as we recognize that you depend on us to keep your information confidential, as described in this notice.
We collect non-public personal information about you with regard to the products and services listed above from the following sources:
•	Information we receive from you on applications or other forms
•	Information about your transactions with us, our affiliates or others (including our third-party service providers)
•	Information we receive from others, such as service providers, broker-dealers and your personal agents or representatives
•	Information you and others provide to us in correspondence sent to us, whether written, electronic or by telephone
We may disclose such non-public personal financial information about you to one or more of our affiliates as permitted by law. An affiliate of an organization means any entity that controls, is controlled by or is under common control with that organization. GuideStone Funds, GuideStone Financial Resources of the Southern Baptist Convention, GuideStone Capital Management, LLC, GuideStone Resource Management, Inc., GuideStone Investment Services, GuideStone Trust Services, GuideStone Financial Services, GuideStone Advisors and GuideStone Advisors, LLC (collectively “GuideStone”) are affiliates of one another. GuideStone does not sell your personal information to non-affiliated third parties.
We may also disclose any of the personal information that we collect about you to non-affiliated third parties as permitted by law. For example, we may provide your information to non-affiliated companies that provide account services or that perform marketing services on our behalf. We restrict access to non-public personal information about you to those of our employees who need to know that information in order for us to provide products and services to you. We also maintain physical, electronic and procedural safeguards to guard your personal information.
We may continue to maintain and disclose non-public personal information about you after you cease to receive financial products and services from us.
If you have any questions concerning our customer information policy, please contact a customer solutions specialist at 1-888-GS-FUNDS (1-888-473-8637).

This report has been prepared for shareholders of GuideStone Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current prospectus, which contains more complete information about the Funds. Investors are reminded to read the prospectus carefully before investing. The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained at www.GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Fund shares are distributed by Foreside Funds Distributors LLC.

LETTER FROM THE PRESIDENT
Dear Shareholder:
We are pleased to present you with the 2021 GuideStone Funds Annual Report. This report reflects our unwavering commitment to integrity in financial reporting so you may stay fully informed of your investments. We trust that you will find this information valuable when making investment decisions.
2021 offered many opportunities for the GuideStone Funds team to demonstrate its commitment to work on behalf of the investors who entrust us with their hard-earned resources. Despite the challenges brought on by the COVID-19 pandemic’s second year, all of the people who make up GuideStone Funds worked diligently, as we have since 2001, to continue to earn your trust each day.
We invite you to learn more about GuideStone Funds and all of the various investment options available by visiting our website, GuideStoneFunds.com/Disclosures/Fund-Literature, or contacting us at 1-888-GS-FUNDS (1-888-473-8637).
Thank you for choosing to invest in GuideStone Funds.
Sincerely,
John R. Jones, CFA
President

FROM THE CHIEF INVESTMENT OFFICER
David S. Spika, CFA
Market Recap
Despite the presence of multiple potential headwinds — most prominently skyrocketing inflation, pronounced supply chain shortages and renewed coronavirus pandemic (“COVID-19”) concerns with the appearance of the Delta and Omicron variants — the S&P 500® Index had a strong year overall, producing four consecutive quarters of gains and delivering a return of 28.71% for the 12-month period ending December 31, 2021. Amazingly, the S&P 500® hit 70 all-time highs in 2021 — the second-most ever in a calendar year. U.S. equities were driven higher during the year by the sustainment of a stimulus-rich environment by both the federal government and Federal Reserve (“the Fed”) and by robust corporate earnings growth.
International equity markets were mixed for the year. Despite an overall strengthening of the U.S. dollar, the MSCI EAFE Index ended 2021 up 11.26% amidst strength in financials and outperformance of value stocks. Conversely, the MSCI Emerging Markets Index finished the year down -2.54%, driven in large part by China’s struggles in the face of property market uncertainty and increasing regulatory pressures on its largest technology companies.
The U.S. 10-year Treasury yield increased over the course of the year, moving higher as concerns grew about inflation and the end of the Fed’s easy money monetary policy. The Bloomberg US Aggregate Index finished 2021 down -1.54% as rising short- and long-term interest rates impacted bond prices while fixed income investors generally became more risk averse amidst an increasingly likely environment of tighter monetary policy. The Bloomberg Global Aggregate Bond Index also ended the year in negative territory, closing the most recent 12-month period down -4.71% as the U.S. dollar strengthened and interest rates were broadly up across the globe. Emerging markets economies were particularly challenged, as they faced very different market conditions — such as tightening monetary policies — well ahead of developed markets.
The following table summarizes the calendar year 2021 returns for each major broad-based market index, or market indicator.
Index	3 rd Quarter 2021 Return	4 th Quarter 2021 Return	YTD Returns as of December 31, 2021
U.S. Equities
S&P 500®	0.58%	11.03%	28.71%
Russell 2000®	-4.36%	2.14%	14.82%
International Equities
MSCI EAFE	-0.45%	2.69%	11.26%
MSCI Emerging Markets	-8.09%	-1.31%	-2.54%
U.S. Fixed Income
Bloomberg US Aggregate Bond	0.05%	0.01%	-1.54%
Bloomberg US High Yield Corporate	0.89%	0.71%	5.28%
Global Fixed Income
Bloomberg Global Aggregate Bond	-0.88%	-0.67%	-4.71%
Monetary Policy
Fed officials became increasingly hawkish during the second half of the year. While the central bank maintained its accommodative approach to monetary policy throughout the third quarter, continued inflationary pressures prompted the Fed in November to begin the process of pulling back on its pandemic-era easy money policies. Its first action was to start winding down purchases of Treasury and mortgage-backed securities (i.e., quantitative easing (QE) tapering). Shortly after beginning this process, the Fed announced it was doubling the pace of tapering — with an expected end date of March 2022 — in a more concerted effort to tame inflation. This move also served to suggest that Fed officials will move up the timeline in which increases to the federal funds rate are likely to commence. To that effect, the central bank released revised projections after its December meeting that showed an expected three rate hikes in 2022.
As we have previously stated, tighter monetary policy presents a significant risk to lofty equity valuations. In fact, Fed tightening — in concert with stubborn inflation — is the primary risk we see in 2022, especially as financial markets have become highly dependent on monetary stimulus and ample liquidity over the past several years.
Economic Growth
The U.S. economy added jobs each month in 2021, sending the unemployment rate down from 6.7% at the beginning of the year to 3.9% at the end of the year. The pace of hiring, however, was inconsistent, as only five months — February, March, June, July and October — saw job growth come in above consensus expectations. Despite net employment gains of nearly six million over the past 12 months, the U.S. economy remains four million jobs shy of pre-pandemic employment. This is a key reason the Fed remained accommodative under increasing inflationary pressures. However, this narrative has shifted, with Fed Chairman Powell now stating that the United States “is making rapid progress toward maximum employment.” This sentiment appears to be supported by recent unemployment data. According to a report released in late December by the Bureau of Labor Statistics, unemployment rates were lower on a year-over-year basis in all 389 metropolitan areas across the United States, with 139 of them having a jobless rate of less than 3%.
Of key importance to financial markets are the challenges employers continue to face in finding and retaining employees. At present, there are ample job openings across the country to fully employ everyone that wants a job. Moreover, workers are quitting their jobs for new opportunities — many for higher-paying roles — at the highest rate ever. This has added stress to a job market already hampered by COVID-19 and could serve to slow the employment recovery. This is something we will be watching closely, as the nation’s state of employment will have a measurable impact on future Fed actions, fiscal policy decisions and other important drivers of market directionality.
Conclusion
Looking forward, we expect higher market volatility and lower market returns in 2022 as economic and market tailwinds turn into headwinds. These anticipated headwinds include tighter monetary policy, lower fiscal stimulus and less robust earnings and economic growth, with each of these challenges potentially having a negative impact on investor sentiment. Together, a combination of these and other catalysts, including sticky inflationary pressures and potentially higher taxes, could create a difficult environment for returns next year.
Thank you for your continued confidence in GuideStone Funds, and for allowing us the privilege of managing your hard-earned assets. Please feel free to reach out to us if you have any comments, questions or concerns. For additional information on GuideStone Funds, we invite you to visit our website at GuideStoneFunds.com.
Sincerely,
David S. Spika, CFA
President and Chief Investment Officer
GuideStone Capital Management, LLC
Past performance does not guarantee future results and the Funds may experience negative performance. There can be no guarantee that any strategy (risk management or otherwise) will be successful. All investing involves risk, including potential loss of principal. You cannot invest directly into an index.

Asset Class Performance Comparison
The following graph illustrates the performance of the major assets classes during 2021.
1The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and non-agency).
2The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the United States & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
3The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 25 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
4The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
5The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

S&P 500® Index Returns
The U.S. large-cap equity market, as measured by the S&P 500® Index, finished the year up 28.71%. With nearly nine trillion dollars on the Fed’s balance sheet, an effective Covid-19 vaccine, and a rebound in corporate earnings, the markets continued to propel forward in 2021. The index posted positive performance for nine of the twelve months, hitting 70 all-time highs — the second-most ever in a calendar year, despite several headwinds including: Covid-19 restrictions, labor shortages, supply chain backlogs, higher inflation, and fears of waning monetary and fiscal support. All sectors in the index posted double-digit returns. The energy (54.64%) and real estate (46.19%) sectors led the way in the market, benefitting from elevated inflation, after being beat down in 2020. The industrials (21.12%), consumer staples (18.63%) and utilities (17.67%) sectors were the laggards in an incredibly hot market.
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies, representing all major industries and captures approximately 80% coverage of available market capitalization. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.
Data Source: Dow Jones Indices LLC
Russell 2000® Index Returns
The U.S. small cap equity market, as measured by the Russell 2000® Index, rose by 14.82% in 2021. The index rose by 12.70% during the first quarter as small caps fared better than their large cap counterparts that only rose 6.17%. However, the roles reversed in the fourth quarter as large caps outperformed small caps by approximately 8.89%. The Russell 2000® Index finished roughly -13.89% below the S&P 500® Index for the year. Small capitalization stocks underperformed large capitalization stocks materially, but still posted meaningful double-digit gains during a period where the market rewarded stocks with higher sensitivity to the index, lower valuations and higher dividend yields within the index. For the year, all sectors were positive except for healthcare (-17.56%), a sector that performed exceedingly well in 2020 on the back of high demand due to the Coronavirus Pandemic. The energy (38.23%), financials (29.95%) and consumer discretionary (28.41%) sectors rebounded strongly during the year and were the largest positive performers for the index in 2021.
The Russell 2000® Index measures the performance of the small capitalization segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small capitalization barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small capitalization opportunity set.
Data Source: Russell Investments, Bloomberg

MSCI EAFE Index Returns
With an annual return of 11.26%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2021, yet underperformed their U.S. counterparts. Unlike the prior year, where growth and value investment styles saw historically high spreads in performance, equity style factors in 2021 had relatively lower impact on performance. Far more material to 2021 returns was the strength of the U.S. dollar, which detracted more than 7% from U.S. dollar-denominated returns, partially offsetting market strength. Among major foreign developed markets, U.K. stocks strongly outperformed and were followed closely by continental European shares. Sector performance was generally positive, with energy posting the highest returns and financials contributing the most to index performance.
The MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the U.S. & Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom
Data Source: FactSet
MSCI Emerging Markets Index Returns
Emerging markets stocks declined in 2021, with the MSCI Emerging Markets Index posting a return of -2.54% compared to 28.71% for the S&P 500® Index. China, the largest regional component of the index, was the primary drag on index returns for the year, as regulators checked the power of the country’s leading tech firms and concerns arose about a potential collapse in the country’s debt-laden real estate industry. Despite marking all-time highs early in the year, China’s stock market (defined as the MSCI China Index) declined by 21.72% in 2021. Although there was a small spread between the returns of growth and value stocks globally, within emerging markets, value stocks outperformed growth stocks by more than 12% for the year. This outsized return gap in emerging markets was due mostly to the decline of Chinese tech shares. Helping to partially offset China’s weakness were strong returns from Taiwan and India, as well as the financial and energy sectors.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 25 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates.
Data Source: FactSet

Bloomberg US Aggregate Bond Index Returns
The broad U.S. bond market, as measured by the Bloomberg US Aggregate Bond Index, was down -1.54% for 2021 following a strong 2020, where the index was up by 7.51%. Rates were higher this year as the Fed and markets grappled with higher inflation expectations as pent-up demand combined with unprecedented fiscal and monetary stimulus drove prices higher in a range of sectors. This was the first time since 2013 that the index posted a negative absolute return. Rates rose this year as inflation picked up, but spreads remained relatively tight. However, the interest rate sensitivity of investment grade credit reached all-time highs and the duration component weighed heavily on absolute returns. Within the corporate bond segment, lower quality BBB-rated issues outperformed other higher quality tiers and the Industrials sector outperformed both Utilities and Financials. Mortgages outperformed other sectors as the Fed remained a price insensitive buyer under the terms of quantitative easing.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
Data Source: FactSet
Federal Reserve
The Fed maintained its extremely accommodative policies throughout 2021 leaving the target Fed Funds rate at 0.00% - 0.25% and continued to purchase $120 billion in assets ($80 billion in treasury bonds and $40 billion in mortgage-backed securities) throughout most of the calendar year. Near the end of the year, the Fed started to signal the next steps in unwinding the historic level of monetary stimulus as inflation remained elevated.
In his post-meeting press conference on November 3, 2021, Fed Chairman Powell indicated that the Federal Open Markets Committee (“FOMC”) would start to reduce the pace of asset purchases by $15 billion per month. Persistent levels of inflation throughout November prompted the FOMC to accelerate tapering further in December and they increased the reduction of new purchases to $30 billion per month.
The Fed is the central bank of the United States. It was created by Congress to provide the nation with a safer, more flexible and more stable monetary and financial system. The federal funds rate is the interest rate at which depository institutions lend balances at the Fed to other depository institutions overnight. The rate is one tool the Fed can use in their efforts of controlling the supply of money. Changes in the federal funds rate trigger a chain of events that affect other short-term interest rates, foreign exchange rates, long-term interest rates, the amount of money and credit and, ultimately, a range of economic variables, including employment, output and prices of goods and services.
Data Source: Bloomberg, Federal Reserve

U.S. Treasury Yield Curve
The Fed started the process of policy normalization by signaling the beginning of the end of monetary stimulus and ultimately tapering new asset purchases in the fourth quarter. In the first part of the year, the U.S. Treasury yield curve steepened with long end rates rising faster than shorter before reversing course and flattening significantly in the fourth quarter. The benchmark 10-year U.S. Treasury began the year at 0.92% and ended 0.59% higher at 1.51% peaking at 1.74 % in March.
Inflation concerns were prevalent for most of the year and the Fed’s characterization of it as transitory only fueled fears that they were too slow in policy normalization. Acknowledging that inflation was more persistent than initially expected after the November meeting sent the curve flatter as the market priced in slower growth coming after a more hawkish than expected Fed.
The Treasury yield curve illustrates the relationship between yields on short-term, intermediate-term and long-term Treasury securities. Normally, the shape of the yield curve is upward sloping with rates increasing from the short end of the curve moving higher to the long end. The short end of the curve is impacted more by monetary policy (demand for money) while inflationary expectations and market forces impact the long end of the curve.
Data Source: Bloomberg

About Your Expenses (Unaudited)
As a shareholder of the Funds, you incur ongoing costs, including advisory fees and to the extent applicable, shareholder services fees, as well as other Fund expenses. This example is intended to help you to understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2021, to December 31, 2021. The Annualized Expense Ratio may be different from the expense ratio in the Financial Highlights which is for the fiscal year ended December 31, 2021.
Actual Expenses
The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses attributable to your investment during this period.
Hypothetical Example for Comparison Purposes
The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second section of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.
Actual
Fund	Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$1,026.70	0.13%	$0.64
	Investor	1,000.00	1,026.00	0.38	1.92
MyDestination 2025	Institutional	1,000.00	1,031.30	0.12	0.62
	Investor	1,000.00	1,030.70	0.37	1.90
MyDestination 2035	Institutional	1,000.00	1,042.50	0.12	0.63
	Investor	1,000.00	1,041.90	0.38	1.93
MyDestination 2045	Institutional	1,000.00	1,051.10	0.13	0.65
	Investor	1,000.00	1,050.50	0.38	1.96
MyDestination 2055	Institutional	1,000.00	1,053.90	0.17	0.89
	Investor	1,000.00	1,052.40	0.42	2.16
Conservative Allocation	Institutional	1,000.00	1,009.50	0.15	0.76
	Investor	1,000.00	1,008.60	0.40	2.02
Balanced Allocation	Institutional	1,000.00	1,018.80	0.12	0.63
	Investor	1,000.00	1,017.70	0.37	1.91
Growth Allocation	Institutional	1,000.00	1,024.60	0.13	0.64
	Investor	1,000.00	1,023.60	0.38	1.92
Aggressive Allocation	Institutional	1,000.00	1,025.30	0.13	0.65

Actual
Fund	Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
	Investor	$1,000.00	$1,024.40	0.38%	$1.92
Money Market	Institutional	1,000.00	1,000.00	0.07	0.36
	Investor	1,000.00	1,000.00	0.07	0.36
Low-Duration Bond	Institutional	1,000.00	994.60	0.34	1.71
	Investor	1,000.00	992.80	0.61	3.08
Medium-Duration Bond	Institutional	1,000.00	999.20	0.35	1.78
	Investor	1,000.00	998.40	0.62	3.13
Global Bond	Institutional	1,000.00	986.30	0.55	2.76
	Investor	1,000.00	984.90	0.84	4.23
Defensive Market Strategies®	Institutional	1,000.00	1,047.50	0.64	3.33
	Investor	1,000.00	1,045.30	0.91	4.69
Global Impact	Institutional	1,000.00	1,041.70	0.80	4.11
	Investor	1,000.00	1,038.30	1.26	6.47
Equity Index	Institutional	1,000.00	1,113.20	0.12	0.65
	Investor	1,000.00	1,111.60	0.38	2.05
Value Equity	Institutional	1,000.00	1,069.40	0.63	3.29
	Investor	1,000.00	1,068.10	0.89	4.65
Growth Equity	Institutional	1,000.00	1,051.30	0.67	3.46
	Investor	1,000.00	1,050.10	0.93	4.79
Small Cap Equity	Institutional	1,000.00	1,029.10	0.90	4.58
	Investor	1,000.00	1,027.80	1.16	5.93
International Equity Index	Institutional	1,000.00	1,017.80	0.22	1.12
International Equity (3)	Institutional	1,000.00	1,010.20	0.86	4.35
	Investor	1,000.00	1,009.00	1.12	5.69
Emerging Markets Equity	Institutional	1,000.00	901.10	1.08	5.17
	Investor	1,000.00	899.70	1.38	6.59
Global Real Estate Securities	Institutional	1,000.00	1,108.10	0.78	4.13
	Investor	1,000.00	1,106.00	1.06	5.63
Strategic Alternatives (3)	Institutional	1,000.00	1,042.30	1.14	5.87
	Investor	1,000.00	1,040.50	1.45	7.48

Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
MyDestination 2015	Institutional	$1,000.00	$ 1,024.57	0.13%	$0.64
	Investor	1,000.00	1,023.31	0.38	1.92
MyDestination 2025	Institutional	1,000.00	1,024.59	0.12	0.62
	Investor	1,000.00	1,023.33	0.37	1.90
MyDestination 2035	Institutional	1,000.00	1,024.58	0.12	0.63
	Investor	1,000.00	1,023.31	0.38	1.91
MyDestination 2045	Institutional	1,000.00	1,024.57	0.13	0.64
	Investor	1,000.00	1,023.30	0.38	1.93
MyDestination 2055	Institutional	1,000.00	1,024.34	0.17	0.88

About Your Expenses (Unaudited) (Continued)
Hypothetical (assuming a 5% return before expenses)
Fund	Class	Beginning Account Value 07/01/21	Ending Account Value 12/31/21	Annualized Expense Ratio (1)	Expenses Paid During Period (2)
	Investor	$1,000.00	$1,023.10	0.42%	$2.13
Conservative Allocation	Institutional	1,000.00	1,024.45	0.15	0.76
	Investor	1,000.00	1,023.20	0.40	2.03
Balanced Allocation	Institutional	1,000.00	1,024.58	0.12	0.63
	Investor	1,000.00	1,023.32	0.37	1.91
Growth Allocation	Institutional	1,000.00	1,024.57	0.13	0.64
	Investor	1,000.00	1,023.31	0.38	1.92
Aggressive Allocation	Institutional	1,000.00	1,024.56	0.13	0.65
	Investor	1,000.00	1,023.31	0.38	1.92
Money Market	Institutional	1,000.00	1,024.85	0.07	0.36
	Investor	1,000.00	1,024.85	0.07	0.36
Low-Duration Bond	Institutional	1,000.00	1,023.49	0.34	1.73
	Investor	1,000.00	1,022.12	0.61	3.12
Medium-Duration Bond	Institutional	1,000.00	1,023.43	0.35	1.80
	Investor	1,000.00	1,022.07	0.62	3.17
Global Bond	Institutional	1,000.00	1,022.43	0.55	2.81
	Investor	1,000.00	1,020.95	0.84	4.30
Defensive Market Strategies®	Institutional	1,000.00	1,021.95	0.64	3.29
	Investor	1,000.00	1,020.61	0.91	4.64
Global Impact	Institutional	1,000.00	1,021.18	0.80	4.07
	Investor	1,000.00	1,018.86	1.26	6.41
Equity Index	Institutional	1,000.00	1,024.59	0.12	0.62
	Investor	1,000.00	1,023.27	0.38	1.96
Value Equity	Institutional	1,000.00	1,022.03	0.63	3.21
	Investor	1,000.00	1,020.71	0.89	4.54
Growth Equity	Institutional	1,000.00	1,021.83	0.67	3.41
	Investor	1,000.00	1,020.53	0.93	4.72
Small Cap Equity	Institutional	1,000.00	1,020.69	0.90	4.56
	Investor	1,000.00	1,019.36	1.16	5.90
International Equity Index	Institutional	1,000.00	1,024.10	0.22	1.12
International Equity (3)	Institutional	1,000.00	1,020.87	0.86	4.38
	Investor	1,000.00	1,019.54	1.12	5.72
Emerging Markets Equity	Institutional	1,000.00	1,019.77	1.08	5.49
	Investor	1,000.00	1,018.27	1.38	7.00
Global Real Estate Securities	Institutional	1,000.00	1,021.29	0.78	3.96
	Investor	1,000.00	1,019.86	1.06	5.40
Strategic Alternatives (3)	Institutional	1,000.00	1,019.45	1.14	5.81
	Investor	1,000.00	1,017.88	1.45	7.39
(1) Expenses include the effect of contractual waivers by GuideStone Capital Management, LLC. The Target Date Funds’ and the Target Risk Funds’ proportionate share of the operating expenses of the Select Funds is not reflected in the tables above.
(2) Expenses are equal to the Fund’s annualized expense ratios for the period July 1, 2021, through December 31, 2021, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(3) The expense ratios for the International Equity Fund and the Strategic Alternatives Fund include the impact of dividend or interest expense on securities sold short.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT ABBREVIATIONS:
10Y	—	10 Year
12Y	—	12 Year
1M	—	1 Month
1Y	—	1 Year
2M	—	2 Month
3M	—	3 Month
5Y	—	5 Year
6M	—	6 Month
ABS	—	Asset-Backed Security
ACES	—	Alternative Credit Enhancement Securities
ADR	—	American Depositary Receipt
AEX	—	Amsterdam Exchange
AGM	—	Assured Guarantee Municipal Corporation
ARM	—	Adjustable Rate Mortgage
ASX	—	Australian Securities Exchange
BAM	—	Build America Mutual
BBR	—	Bank Bill Rate
BBSW	—	Bank Bill Swap Rate
Bobl	—	Bundesobligation ("federal government bond")
BUBOR	—	Budapest Interbank Offered Rate
Bund	—	Bundesanleihe ("federal bond")
CDI	—	Crest Depository Interest
CDO	—	Collateralized Debt Obligation
CDOR	—	Canadian Dollar Offered Rate
CDX	—	A series of indexes that track North American and emerging market credit derivative indexes.
Cetip	—	Central of Custody and Financial Settlement of Securities
CFETS	—	China Foreign Exchange Trade System
CLP-TNA	—	Chilean Pesos Floating Rate Index
CLO	—	Collateralized Loan Obligation
CME	—	Chicago Mercantile Exchange
CMT	—	Constant Maturity
COF	—	Cost of Funds
CONV	—	Convertible
COP-IBR-OIS	—	Certificate of Participation - Income-based Repayment - Overnight Indexed Swap
COPS	—	Certificates of Participation
CVA	—	Dutch Certificate
DAC	—	Designated Activity Company
DAX	—	Deutscher Aktien Index
ESTR	—	Euro Short-Term Rate
ETF	—	Exchange Traded Fund
EURIBOR	—	Euro Interbank Offered Rate
Fannie Mae	—	Federal National Mortgage Association
FHA	—	Federal Housing Administration
FHLMC	—	Federal Home Loan Mortgage Corporation
FRA	—	Forward Rate Agreements
FTSE	—	Financial Times Stock Exchange
GDR	—	Global Depositary Receipt
Gtd.	—	Guaranteed
HIBOR	—	Hong Kong Interbank Offered Rate
HTS	—	Harmonized Tariff Schedule
HUD	—	Housing and Urban Development
HY	—	High Yield
IBEX	—	Iberia Index
ICE	—	Intercontinental Exchange
IG	—	Investment Grade
IO	—	Interest Only (Principal amount shown is notional)
JIBAR	—	Johannesburg Interbank Average Rate
JSC	—	Joint Stock Company
KLCI	—	Kuala Lumpur Composite Index
KOSPI	—	Korea Composite Stock Price Index
KWCDC	—	Korean Won Certificate of Deposit
LIBOR	—	London Interbank Offered Rate
LLC	—	Limited Liability Company
LP	—	Limited Partnership
MIBOR	—	Mumbai Inter-Bank Overnight Rate
MSCI	—	Morgan Stanley Capital International
NA	—	North American
NIBOR	—	Norwegian Interbank Offered Rate
NVDR	—	Non-Voting Depository Receipt
OAT	—	Obligations Assimilables du Trésor
OMX	—	Stockholm Stock Exchange
PCL	—	Public Company Limited
PIK	—	Payment-in-Kind Bonds
PJSC	—	Public Joint Stock Company
PLC	—	Public Limited Company
PRIBOR	—	Prague Inter-bank Offered Rate
PSF	—	Permanent School Fund
Q-SBLF	—	Qualified School Bond Loan Fund
QPSC	—	Qualified Personal Service Corporation
QSC	—	Qatar Shareholder Company
REIT	—	Real Estate Investment Trust
REMIC	—	Real Estate Mortgage Investment Conduit
SA	—	Societe Anonyme
SAE	—	Societe Anonyme Egyptienne
SBA	—	Small Business Administration
SGX	—	Singapore Stock Exchange
SOFR	—	Secured Overnight Financing Rate
SONIA	—	Sterling Overnight Index Average Rate
SonyMA	—	State of New York Mortgage Agency
STACR	—	Structured Agency Credit Risk
STEP	—	Stepped Coupon Bonds: Interest rates shown reflect the rates currently in effect.
STIBOR	—	Stockholm Interbank Offered Rate
STRIP	—	Stripped Security
TBA	—	To be announced
Tbk	—	Terbuka
TELBOR	—	Tel Aviv Inter-Bank Offered Rate
THBFIX	—	Thai Baht Interest Rate Fixing
TIIE	—	The Equilibrium Interbank Interest Rate
TSX	—	Toronto Stock Exchange
WIBOR	—	Warsaw Interbank Offered Rate
144A	—	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. As of December 31, 2021, the total market values and percentages of net assets for 144A securities by fund were as follows:

Fund	Value of 144A Securities	Percentage of Net Assets
Low-Duration Bond	$393,711,448	36.70%
Medium-Duration Bond	460,233,034	19.10
Global Bond	104,588,815	16.79
Defensive Market Strategies®	113,315,330	7.53
Global Impact Fund	4,717,056	2.68
International Equity Index	14,119,791	1.69
International Equity	29,360,538	2.18
Emerging Markets Equity	26,903,526	3.26
Global Real Estate Securities	1,300,901	0.39
Strategic Alternatives	21,087,503	6.00

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INVESTMENT FOOTNOTES:
π	—	Century bond maturing in 2115.
‡‡	—	All or a portion of the security was held as collateral for open futures, options, securities sold short and/or swap agreements.
*	—	Non-income producing security.
#	—	Security in default.
§	—	Security purchased with the cash proceeds from securities loaned.
^	—	Variable rate security. Security issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of year end.
†	—	Variable rate security. Rate shown reflects the rate in effect as of December 31, 2021.
γ	—	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
Ω	—	Rate shown reflects the effective yield as of December 31, 2021.
∞	—	Affiliated fund.
Δ	—	Security either partially or fully on loan.
Σ	—	All or a portion of this position has not settled. Full contract rates do not take effect until settlement date.
†††	—	Security is a Level 3 investment (see Note 2 in Notes to Financial Statements).
Ø	—	7-day current yield as of December 31, 2021 is disclosed.
ρ	—	Perpetual bond. Maturity date represents the next call date.
~	—	Century bond maturing in 2121.
«	—	Century bond maturing in 2110.
◊	—	Current yield is disclosed. Dividends are calculated based on a percentage of the issuer’s net income.
	€—	Rounds to less than 1 share.
Ψ	—	Security is valued at fair value by the Valuation Committee (see Note 2 in Notes to Financial Statements). As of December 31, 2021, the total market values and percentages of net assets for Fair Valued securities by fund were as follows:

Fund	Value of Fair Valued Securities	Percentage of Net Assets
Medium-Duration Bond	$ —	0.00%
Global Bond	—	0.00
International Equity	—	0.00
Emerging Markets Equity	966,150	0.12

FOREIGN BOND FOOTNOTES:
(A)	—	Par is denominated in Australian Dollars (AUD).
(B)	—	Par is denominated in Brazilian Reals (BRL).
(C)	—	Par is denominated in Canadian Dollars (CAD).
(D)	—	Par is denominated in Danish Krone (DKK).
(E)	—	Par is denominated in Euro (EUR).
(I)	—	Par is denominated in Indonesian Rupiahs (IDR).
(J)	—	Par is denominated in Japanese Yen (JPY).
(M)	—	Par is denominated in Mexican Pesos (MXN).
(P)	—	Par is denominated in Polish Zloty (PLN).
(Q)	—	Par is denominated in Russian Rubles (RUB).
(S)	—	Par is denominated in South African Rand (ZAR).
(U)	—	Par is denominated in British Pounds (GBP).
(Y)	—	Par is denominated in Chinese Yuan (CNY).
(Z)	—	Par is denominated in New Zealand Dollars (NZD).
(ZB)	—	Par is denominated in Peruvian Sol (PEN).
(ZC)	—	Par is denominated in Israeli Shekels (ILS).
(ZE)	—	Par is denominated in Czech Koruna (CZK).

COUNTERPARTY ABBREVIATIONS:
BAR	—	Counterparty to contract is Barclays Capital.
BNP	—	Counterparty to contract is BNP Paribas.
BOA	—	Counterparty to contract is Bank of America.
CITI	—	Counterparty to contract is Citibank NA London.
CS	—	Counterparty to contract is Credit Suisse International.
DEUT	—	Counterparty to contract is Deutsche Bank AG.
Evercore	—	Counterparty to contract is Evercore Inc.
GSC	—	Counterparty to contract is Goldman Sachs Capital Markets, LP.
HSBC	—	Counterparty to contract is HSBC Securities.
JPM	—	Counterparty to contract is JPMorgan Chase Bank.
MSCS	—	Counterparty to contract is Morgan Stanley Capital Services.
NT	—	Counterparty to contract is Northern Trust.
RBC	—	Counterparty to contract is Royal Bank of Canada.
RBS	—	Counterparty to contract is Royal Bank of Scotland.
SC	—	Counterparty to contract is Standard Chartered PLC.
SS	—	Counterparty to contract is State Street Global Markets.
UBS	—	Counterparty to contract is UBS AG.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
INDEX DEFINITIONS:
The Bloomberg Global Aggregate Bond Index is a flagship measure of global investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized fixed-rate bonds from both developed and emerging markets issuers.
The Bloomberg US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).
The Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index is an issuer-constrained version of the flagship US Corporate High Yield Index, which measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index follows the same rules as the uncapped version but limits the exposure of each issuer to 2% of the total market value and redistributes any excess market value index-wide on a pro rata basis.
The FTSE EPRA/NAREIT Developed Index is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products.
The Bloomberg US Treasury 1-3 Year Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury with one to 2.999 years to maturity. Treasury bills are excluded by the maturity constraint but are part of a separate short Treasury index. Separate Trading of Registered Interest and Principal of Securities (STRIPS) are excluded from the index because their inclusion would result in double-counting.
The Bloomberg 1-3 Month US Treasury Bill Index tracks the market for Treasury bills with one to 2.9999 months to maturity issued by the U.S. government. U.S. Treasury bills are issued in fixed maturity terms of 4-, 13-, 26- and 52-weeks.
The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a traditional, market-capitalization weighted index comprised of U.S. dollar denominated Brady bonds, Eurobonds and traded loans issued by sovereign entities.
The MSCI ACWI (All Country World Index) ex USA Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed (excluding the United States) and emerging markets.
The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.
The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index consists of the following 25 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.
The Russell 1000® Growth Index is a large-cap index consisting of those Russell 1000® Index securities with greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-to-earnings-ratios, lower dividend yields and higher forecasted growth values than the value universe.
The Russell 1000® Value Index is a large-cap index consisting of those Russell 1000® Index securities with a less-than-average growth orientation. Companies in this index tend to exhibit lower price-to-book and price-to-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.
The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure that larger stocks do not distort the performance and characteristics of the actual small-cap opportunity set.
The Russell 3000® Index is composed of approximately 3,000 large U.S. companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.

ABBREVIATIONS, FOOTNOTES AND INDEX DEFINITIONS
The S&P 500® Index is a market capitalization-weighted equity index composed of approximately 500 U.S. companies representing all major industries. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of its constituents.

INDEX DISCLAIMERS
“Bloomberg®”, Bloomberg Global Aggregate Bond Index, Bloomberg US Aggregate Bond Index, Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index, Bloomberg Global Aggregate Bond Index (USD-Hedged), Bloomberg US Treasury 1-3 Year Index, and Bloomberg 1-3 Month US Treasury Bill Index are service marks of Bloomberg Finance L.P. and its affiliates, including Bloomberg Index Services Limited (“BISL”), the administrator of the index (collectively, “Bloomberg”) and have been licensed for use for certain purposes by GuideStone Funds. Bloomberg is not affiliated with GuideStone Funds, and Bloomberg does not approve, endorse, review, or recommend GuideStone Funds. Bloomberg does not guarantee the timeliness, accurateness, or completeness of any data or information relating to GuideStone Funds.
GuideStone Funds are not in any way connected to or sponsored, endorsed, sold or promoted by the London Stock Exchange Group plc and its group undertakings, including FTSE International Limited (collectively, the “LSE Group”), European Public Real Estate Association (“EPRA”), or the National Association of Real Estate Investments Trusts (Nareit) (and together the “Licensor Parties”). FTSE Russell is a trading name of certain of the LSE Group Companies. All rights in the FTSE Russell Indexes vest in the Licensor Parties. “FTSE®” and “FTSE Russell®” are a trademark(s) of the relevant LSE Group company and are used by any other LSE Group company under license. “Nareit®” is a trademark of Nareit, “EPRA®” is a trademark of EPRA and all are used by the LSE Group under license. The FTSE Russell Indexes are calculated by or on behalf of FTSE International Limited or its affiliate, agent or partner. The Licensor Parties do not accept any liability whatsoever to any person arising out of (a) the use of, reliance on or any error in the FTSE Russell Indexes or (b) investment in or operation of the GuideStone Funds. The Licensor Parties make no claim, prediction, warranty or representation either as to the results to be obtained from the GuideStone Funds or the suitability of the FTSE Russell Indexes for the purpose to which it is being put by GuideStone Funds.
The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities or any index on which such funds or securities are based. The prospectus contains a more detailed description of the limited relationship MSCI has with GuideStone Funds. Neither MSCI nor any other party involved in or related to compiling, computing or creating the MSCI data makes any express or implied warranties or representations with respect to such data (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such data. Without limiting any of the foregoing, in no event shall MSCI, any of its affiliates or any third party involved in or related to compiling, computing or creating the data have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. No further distribution or dissemination of the MSCI data is permitted without MSCI’s express written consent.
“Standard & Poor’s®”, “S&P®”, and “S&P 500®” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GuideStone Funds. The Funds are not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the Funds.

MyDestination 2015 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with smaller percentages allocated to equity securities and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 51.00% fixed income securities, 46.00% equity securities and 3.00% alternative investments as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 6.72% for the one-year period ended December 31, 2021. Contribution to absolute performance from each major asset class was positive, except for a slight drag from the Fund’s fixed income exposure. Exposure to U.S. equity securities produced relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over the spread of COVID-19 continued, and as a result, associated lockdowns, fluctuating global economic growth patterns and idiosyncratic circumstances (e.g., Chinese government interventions, general emerging market weakness and supply chain slowdowns) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its broad exposure to the strength of stocks in the S&P 500® Index. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg US Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund as well as Treasury Inflation Protected Securities (TIPS). Exposure to the Strategic Alternatives Fund was a positive contributor to Fund performance as well, particularly when viewed through the lens of the Fund’s role in augmenting traditional fixed income. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	44.5
U.S. Equity Select Funds	32.2
Non-U.S. Equity Select Funds	11.3
U.S. Treasury Obligations	6.8
Alternative Select Funds	3.0
Money Market Funds	1.3
Real Assets Select Funds	0.9
100.0

MyDestination 2015 Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*
One Year	6.98%	6.72%
Five Year	N/A	7.60%
Ten Year	N/A	6.81%
Since Inception	7.40%	5.12%
Inception Date	05/01/17	12/29/02
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.59%	0.84%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2022. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MYDESTINATION 2015 FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 91.9%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	8,542,721	$114,643,312
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	11,960,847	179,891,135
GuideStone Global Bond Fund (Institutional Class)∞	3,922,280	38,320,680
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	5,918,833	84,639,309
GuideStone Equity Index Fund (Institutional Class)∞	2,738,909	138,561,428
GuideStone Small Cap Equity Fund (Institutional Class)∞	896,090	17,509,605
GuideStone International Equity Index Fund (Institutional Class)∞	4,929,009	59,443,848
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	2,281,938	24,348,279
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	589,197	6,793,438
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,149,046	22,113,678
Total Mutual Funds (Cost $621,655,963)		686,264,712
MONEY MARKET FUNDS — 1.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	9,410,133	9,410,133
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	40,525	$ 40,525
Total Money Market Funds (Cost $9,450,658)		9,450,658

	Par
U.S. TREASURY OBLIGATIONS — 6.8%
U.S. Treasury Inflationary Index Bonds
0.63%, 04/15/23	$ 2,210,910	2,317,128
0.13%, 07/15/24	12,685,216	13,527,678
0.13%, 07/15/26	6,773,334	7,357,511
0.38%, 07/15/27	2,645,838	2,937,014
3.88%, 04/15/29	8,849,845	12,333,070
3.38%, 04/15/32	2,758,103	4,105,099
0.63%, 02/15/43	3,194,045	3,973,598
1.00%, 02/15/48	2,546,100	3,573,363
0.13%, 02/15/51	626,798	743,036
Total U.S. Treasury Obligations (Cost $49,797,569)		50,867,497
TOTAL INVESTMENTS — 100.0% (Cost $680,904,190)		746,582,867
Other Assets in Excess of Liabilities — 0.0%		117,683
NET ASSETS — 100.0%		$746,700,550

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	8	$ 928,720	$14,239
MSCI Emerging Markets	03/2022	4	245,260	(942)
S&P 500® E-Mini	03/2022	9	2,141,325	31,989
10-Year U.S. Treasury Note	03/2022	32	4,175,000	29,748
Total Futures Contracts outstanding at December 31, 2021			$7,490,305	$75,034

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 9,450,658	$ 9,450,658	$ —	$ —
Mutual Funds	686,264,712	686,264,712	—	—
U.S. Treasury Obligations	50,867,497	—	50,867,497	—
Total Assets - Investments in Securities	$746,582,867	$695,715,370	$50,867,497	$ —
Other Financial Instruments***
Futures Contracts	$ 75,976	$ 75,976	$ —	$ —
Total Assets - Other Financial Instruments	$ 75,976	$ 75,976	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (942)	$ (942)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (942)	$ (942)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities, real assets and alternative investments. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 41.00% fixed income securities, 56.00% equity securities, 1.00% real assets and 2.00% alternative investments as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 8.91% for the one-year period ended December 31, 2021. Contribution to absolute performance from all major asset classes was positive, except for a slight drag on performance from the Fund’s fixed income exposure. Exposure to U.S. equity securities produced relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over the spread of COVID-19 continued, and as a result, associated lockdowns, fluctuating global economic growth patterns and idiosyncratic circumstances (e.g., Chinese government interventions, general emerging market weakness and supply chain slowdowns) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its broad exposure to the strength of stocks in the S&P 500® Index. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg US Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund as well as Treasury Inflation Protected Securities (TIPS). Exposure to the Strategic Alternatives Fund exposure was a positive contributor to Fund performance, particularly when viewed through the lens of the Fund’s role in augmenting traditional fixed income. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	39.9
Fixed Income Select Funds	37.6
Non-U.S. Equity Select Funds	15.0
U.S. Treasury Obligations	3.0
Alternative Select Funds	1.9
Money Market Funds	1.4
Real Assets Select Funds	1.2
100.0

See Notes to Financial Statements.

MyDestination 2025 Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*
One Year	9.17%	8.91%
Five Year	N/A	9.27%
Ten Year	N/A	8.33%
Since Inception	8.94%	5.66%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.53%	0.79%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2022. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2025 FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 95.6%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	11,106,359	$ 149,047,337
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	28,287,069	425,437,514
GuideStone Global Bond Fund (Institutional Class)∞	9,844,124	96,177,095
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	15,211,020	217,517,587
GuideStone Equity Index Fund (Institutional Class)∞	8,733,223	441,813,728
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,777,940	54,280,956
GuideStone International Equity Index Fund (Institutional Class)∞	15,631,860	188,520,232
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	7,420,543	79,177,199
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,803,138	20,790,179
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,368,573	34,662,616
Total Mutual Funds (Cost $1,498,800,889)		1,707,424,443
MONEY MARKET FUNDS — 1.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	25,164,442	25,164,442
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	11,878	$ 11,878
Total Money Market Funds (Cost $25,176,320)		25,176,320

	Par
U.S. TREASURY OBLIGATIONS — 3.0%
U.S. Treasury Inflationary Index Bonds
0.63%, 04/15/23	$ 2,333,121	2,445,210
0.13%, 07/15/24	13,430,720	14,322,693
0.13%, 07/15/26	7,084,885	7,695,932
0.38%, 07/15/27	2,781,522	3,087,630
3.88%, 04/15/29	9,371,414	13,059,924
3.38%, 04/15/32	2,882,762	4,290,640
0.63%, 02/15/43	3,398,560	4,228,028
1.00%, 02/15/48	2,697,520	3,785,875
0.13%, 02/15/51	690,541	818,599
Total U.S. Treasury Obligations (Cost $52,592,231)		53,734,531
TOTAL INVESTMENTS — 100.0% (Cost $1,576,569,440)		1,786,335,294
Other Assets in Excess of Liabilities — 0.0%		356,616
NET ASSETS — 100.0%		$1,786,691,910

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	34	$ 3,947,060	$ 49,827
MSCI Emerging Markets	03/2022	16	981,040	(2,615)
S&P 500® E-Mini	03/2022	31	7,375,675	124,526
10-Year U.S. Treasury Note	03/2022	78	10,176,563	95,746
Total Futures Contracts outstanding at December 31, 2021			$22,480,338	$267,484

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 25,176,320	$ 25,176,320	$ —	$ —
Mutual Funds	1,707,424,443	1,707,424,443	—	—
U.S. Treasury Obligations	53,734,531	—	53,734,531	—
Total Assets - Investments in Securities	$1,786,335,294	$1,732,600,763	$53,734,531	$ —
Other Financial Instruments***
Futures Contracts	$ 270,099	$ 270,099	$ —	$ —
Total Assets - Other Financial Instruments	$ 270,099	$ 270,099	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (2,615)	$ (2,615)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (2,615)	$ (2,615)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with smaller percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 24.00% fixed income securities, 74.00% equity securities and 2.00% real assets as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 13.04% for the one-year period ended December 31, 2021. Contribution to absolute performance from all major asset classes was positive, except for a slight drag on performance from the Fund’s fixed income exposure. Exposure to U.S. equity securities produced relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over the spread of COVID-19 continued, and as a result, associated lockdowns, fluctuating global economic growth patterns and idiosyncratic circumstances (e.g., Chinese government interventions, general emerging market weakness and supply chain slowdowns) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its broad exposure to the strength of stocks in the S&P 500® Index. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg US Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	50.2
Fixed Income Select Funds	23.0
Non-U.S. Equity Select Funds	22.7
Money Market Funds	2.2
Real Assets Select Funds	1.5
Alternative Select Funds	0.4
100.0

See Notes to Financial Statements.

MyDestination 2035 Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*
One Year	13.29%	13.04%
Five Year	N/A	11.49%
Ten Year	N/A	9.99%
Since Inception	11.09%	6.17%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.50%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2035 FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 97.8%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	17,422,956	$262,041,259
GuideStone Global Bond Fund (Institutional Class)∞	6,786,777	66,306,811
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	7,787,891	111,366,843
GuideStone Equity Index Fund (Institutional Class)∞	10,698,742	541,249,356
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,304,902	64,577,777
GuideStone International Equity Index Fund (Institutional Class)∞	18,954,201	228,587,658
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	9,022,535	96,270,451
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,896,102	21,862,058
	Shares	Value
GuideStone Strategic Alternatives Fund (Institutional Class)∞	501,381	$ 5,159,214
Total Mutual Funds (Cost $1,177,147,062)		1,397,421,427
MONEY MARKET FUNDS — 2.2%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $31,482,822)	31,482,822	31,482,822
TOTAL INVESTMENTS — 100.0% (Cost $1,208,629,884)		1,428,904,249
Other Assets in Excess of Liabilities — 0.0%		703,814
NET ASSETS — 100.0%		$1,429,608,063

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	60	$ 6,965,400	$108,166
MSCI Emerging Markets	03/2022	29	1,778,135	(10,065)
S&P 500® E-Mini	03/2022	55	13,085,875	271,508
10-Year U.S. Treasury Note	03/2022	63	8,219,531	83,295
Total Futures Contracts outstanding at December 31, 2021			$30,048,941	$452,904

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 31,482,822	$ 31,482,822	$ —	$ —
Mutual Funds	1,397,421,427	1,397,421,427	—	—
Total Assets - Investments in Securities	$1,428,904,249	$1,428,904,249	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 462,969	$ 462,969	$ —	$ —
Total Assets - Other Financial Instruments	$ 462,969	$ 462,969	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (10,065)	$ (10,065)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (10,065)	$ (10,065)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 9.00% fixed income securities, 89.00% equity securities and 2.00% real assets as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 16.26% for the one-year period ended December 31, 2021. Contribution to absolute performance from all major asset classes was positive, except for a slight drag on performance from the Fund’s fixed income exposure. Exposure to U.S. equity securities produced relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over the spread of COVID-19 continued, and as a result, associated lockdowns, fluctuating global economic growth patterns and idiosyncratic circumstances (e.g., Chinese government interventions, general emerging market weakness and supply chain slowdowns) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its broad exposure to the strength of stocks in the S&P 500® Index. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg US Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	57.8
Non-U.S. Equity Select Funds	28.1
Fixed Income Select Funds	9.9
Money Market Funds	2.3
Real Assets Select Funds	1.8
99.9

See Notes to Financial Statements.

MyDestination 2045 Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*
One Year	16.61%	16.26%
Five Year	N/A	12.89%
Ten Year	N/A	10.83%
Since Inception	12.43%	6.48%
Inception Date	05/01/17	12/29/06
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.48%	0.75%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2045 FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 97.6%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	5,843,914	$ 87,892,463
GuideStone Global Bond Fund (Institutional Class)∞	2,228,364	21,771,112
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	3,909,600	55,907,284
GuideStone Equity Index Fund (Institutional Class)∞	10,359,571	524,090,684
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,294,854	64,381,441
GuideStone International Equity Index Fund (Institutional Class)∞	18,301,418	220,715,102
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	8,689,570	92,717,720
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	1,739,968	$ 20,061,829
Total Mutual Funds (Cost $875,227,353)		1,087,537,635
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $26,132,248)	26,132,248	26,132,248
TOTAL INVESTMENTS — 99.9% (Cost $901,359,601)		1,113,669,883
Other Assets in Excess of Liabilities — 0.1%		1,042,489
NET ASSETS — 100.0%		$1,114,712,372

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	59	$ 6,849,310	$106,680
MSCI Emerging Markets	03/2022	28	1,716,820	(10,196)
S&P 500® E-Mini	03/2022	53	12,610,025	261,635
10-Year U.S. Treasury Note	03/2022	26	3,392,188	37,243
Total Futures Contracts outstanding at December 31, 2021			$24,568,343	$395,362

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 26,132,248	$ 26,132,248	$ —	$ —
Mutual Funds	1,087,537,635	1,087,537,635	—	—
Total Assets - Investments in Securities	$1,113,669,883	$1,113,669,883	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 405,558	$ 405,558	$ —	$ —
Total Assets - Other Financial Instruments	$ 405,558	$ 405,558	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (10,196)	$ (10,196)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (10,196)	$ (10,196)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a high percentage of exposure to equity securities with only modest percentages allocated to fixed income securities and real assets. The Fund followed an allocation glide path designed to become more conservative over time, and the targeted allocations were approximately 5.00% fixed income securities, 93.00% equity securities and 2.00% real assets as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 17.11%* for the one-year period ended December 31, 2021. Contribution to absolute performance from all major asset classes was positive, except for a slight drag on performance from the Fund’s fixed income exposure. Exposure to U.S. equity securities produced relatively stronger performance than funds with primarily non-U.S. equity securities exposure. During the year, concerns over the spread of COVID-19 continued, and as a result, associated lockdowns, fluctuating global economic growth patterns and idiosyncratic circumstances (e.g., Chinese government interventions, general emerging market weakness and supply chain slowdowns) contributed to additional performance headwinds faced by companies outside of the United States. The Equity Index Fund was the largest equity contributor to Fund performance due to its broad exposure to the strength of stocks in the S&P 500® Index. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg U. Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective by investing in a diversified portfolio of primarily the Select Funds that represent various asset classes. The Fund is managed to the specific year included in its name (“Target Date”) and assumes a retirement age of 65. The Target Date refers to the approximate year an investor in the Fund would plan to retire and likely stop making any new investments in the Fund. The Fund is designed for an investor who anticipates retiring at or near the Target Date and who plans to withdraw the value of the account in the Fund gradually after retirement. Over time, the allocation to asset classes will change according to a predetermined “glide path,” which adjusts the percentage of fixed income securities and equity securities to become more conservative each year until 15 years after Target Date. The Fund’s value will fluctuate due to changes in interest rates. There is a risk that the issuer of a fixed income investment may fail to pay interest or even principal due in a timely manner or at all. The Fund’s value will fluctuate due to business developments concerning a particular issuer, industry or country, as well as general market and economic conditions. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. By investing in this Fund, you will incur the expenses of the Fund in addition to those of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The amount invested in the Fund is not guaranteed to increase, is not guaranteed against loss nor is the amount of the original investment guaranteed at the Target Date. It is possible to lose money by investing in the Fund.
*Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	60.7
Non-U.S. Equity Select Funds	30.0
Fixed Income Select Funds	5.2
Money Market Funds	2.1
Real Assets Select Funds	1.9
99.9

See Notes to Financial Statements.

MyDestination 2055 Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*
One Year	17.46%	17.11%**
Five Year	N/A	13.29%
Ten Year	N/A	N/A
Since Inception	12.78%	10.83%
Inception Date	05/01/17	01/01/12
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.51%	0.77%
(1)The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses to 0.50% for the Institutional Class and 0.75% for the Investor Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2022. Institutional Class Net Expense Ratio - 0.50% and Investor Class Net Expense Ratio - 0.75%.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since January 1, 2012 (commencement of operations), with all dividends and capital gains reinvested.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

MYDESTINATION 2055 FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 97.8%
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	1,227,686	$ 18,464,403
GuideStone Global Bond Fund (Institutional Class)∞	472,829	4,619,540
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	1,538,314	21,997,883
GuideStone Equity Index Fund (Institutional Class)∞	4,326,549	218,880,115
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,381,730	26,998,998
GuideStone International Equity Index Fund (Institutional Class)∞	7,678,311	92,600,424
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	3,736,563	39,869,129
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	723,946	$ 8,347,101
Total Mutual Funds (Cost $354,404,166)		431,777,593
MONEY MARKET FUNDS — 2.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $9,115,968)	9,115,968	9,115,968
TOTAL INVESTMENTS — 99.9% (Cost $363,520,134)		440,893,561
Other Assets in Excess of Liabilities — 0.1%		418,688
NET ASSETS — 100.0%		$441,312,249

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	21	$2,437,890	$ 36,343
MSCI Emerging Markets	03/2022	11	674,465	1,499
S&P 500® E-Mini	03/2022	20	4,758,500	94,499
10-Year U.S. Treasury Note	03/2022	6	782,813	5,208
Total Futures Contracts outstanding at December 31, 2021			$8,653,668	$137,549

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 9,115,968	$ 9,115,968	$ —	$ —
Mutual Funds	431,777,593	431,777,593	—	—
Total Assets - Investments in Securities	$440,893,561	$440,893,561	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 137,549	$ 137,549	$ —	$ —
Total Assets - Other Financial Instruments	$ 137,549	$ 137,549	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2021
	MyDestination 2015 Fund	MyDestination 2025 Fund
Assets
Investments in securities of unaffiliated issuers, at value	$ 50,908,022	$ 53,746,409
Investments in securities of affiliated issuers, at value	695,674,845	1,732,588,885
Total investments, at value(1)	746,582,867	1,786,335,294
Deposits with broker for futures contracts	225,000	775,000
Receivables:
Interest	129,666	136,993
Fund shares sold	134,592	91,648
Prepaid expenses and other assets	16,330	21,866
Total Assets	747,088,455	1,787,360,801
Liabilities
Payables:
Fund shares redeemed	169,298	165,415
Variation margin on futures contracts	6,107	24,248
Accrued expenses:
Investment advisory fees	52,156	140,995
Shareholder servicing fees	113,400	263,860
Trustee fees	684	1,178
Other expenses	46,260	73,195
Total Liabilities	387,905	668,891
Net Assets	$746,700,550	$1,786,691,910
Net Assets Consist of:
Paid-in-capital	$670,202,884	$1,546,329,489
Distributable earnings (loss)	76,497,666	240,362,421
Net Assets	$746,700,550	$1,786,691,910
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$207,506,211	$ 524,603,550
Institutional shares outstanding	18,712,631	45,479,892
Net asset value, offering and redemption price per Institutional share	$ 11.09	$ 11.53
Net assets applicable to the Investor Class	$539,194,339	$1,262,088,360
Investor shares outstanding	48,641,526	109,358,188
Net asset value, offering and redemption price per Investor share	$ 11.09	$ 11.54

(1)Investments in securities of unaffiliated issuers, at cost	$ 49,838,094	$ 52,604,109
Investments in securities of affiliated issuers, at cost	631,066,096	1,523,965,331
Total investments, at cost	$680,904,190	$1,576,569,440

See Notes to Financial Statements.

MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ —	$ —	$ —
1,428,904,249	1,113,669,883	440,893,561
1,428,904,249	1,113,669,883	440,893,561
1,257,000	1,200,000	427,007

—	—	—
248,505	266,445	138,035
18,332	16,439	26,246
1,430,428,086	1,115,152,767	441,484,849

392,573	99,831	7,192
47,925	48,447	18,590

119,057	92,281	46,723
195,526	143,118	53,953
853	740	452
64,089	55,978	45,690
820,023	440,395	172,600
$1,429,608,063	$1,114,712,372	$441,312,249

$1,177,904,410	$ 874,609,388	$353,950,962
251,703,653	240,102,984	87,361,287
$1,429,608,063	$1,114,712,372	$441,312,249

$ 488,920,566	$ 422,302,974	$178,971,493
40,745,652	34,899,339	10,462,456
$ 12.00	$ 12.10	$ 17.11
$ 940,687,497	$ 692,409,398	$262,340,756
78,418,543	57,277,663	15,369,026
$ 12.00	$ 12.09	$ 17.07

$ —	$ —	$ —
1,208,629,884	901,359,601	363,520,134
$1,208,629,884	$ 901,359,601	$363,520,134
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2021
MyDestination 2015 Fund
Investment Income
Income distributions received from affiliated funds	$ 9,578,531
Interest	1,840,631
Total Investment Income	11,419,162
Expenses
Investment advisory fees	787,950
Transfer agent fees:
Institutional shares	3,876
Investor shares	20,077
Custodian fees	25,821
Shareholder servicing fees:
Investor shares	1,363,702
Accounting and administration fees	30,792
Professional fees	77,294
Shareholder reporting fees:
Institutional shares	768
Investor shares	7,318
Trustees expenses	4,739
Line of credit facility fees	3,201
Other expenses	75,237
Recoupment of prior expenses reduced by the Advisor	9,939
Total Expenses	2,410,714
Expenses waived/reimbursed(1)	(155,283)
Net Expenses	2,255,431
Net Investment Income	9,163,731
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	18,856,113
Net realized gain on investment securities of affiliated issuers	16,225,920
Net realized gain on investment securities of unaffiliated issuers	180,601
Net realized gain on futures transactions	418,829
Net realized gain	35,681,463
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	2,596,311
Change in unrealized appreciation (depreciation) on investment securities of unaffiliated issuers	921,725
Change in unrealized appreciation (depreciation) on futures	23,379
Net change in unrealized appreciation (depreciation)	3,541,415
Net Realized and Unrealized Gain	39,222,878
Net Increase in Net Assets Resulting from Operations	$48,386,609

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund

$ 24,036,123	$ 20,256,569	$ 15,424,537	$ 6,000,419
1,867,022	—	—	—
25,903,145	20,256,569	15,424,537	6,000,419

1,751,379	1,311,260	1,007,752	383,549

4,204	4,298	4,181	4,111
31,804	22,715	19,890	17,762
34,060	35,765	32,157	27,026

3,019,790	2,175,047	1,575,943	570,510
69,395	52,998	40,816	15,636
78,840	77,728	77,266	76,593

804	850	748	776
8,952	7,725	6,934	6,452
8,304	6,120	5,046	3,593
5,551	4,447	3,714	2,410
121,178	107,270	91,680	64,780
39,284	34,019	3,044	46,426
5,173,545	3,840,242	2,869,171	1,219,624
(164,151)	—	—	(13,082)
5,009,394	3,840,242	2,869,171	1,206,542
20,893,751	16,416,327	12,555,366	4,793,877

53,376,992	48,638,421	41,379,627	17,069,050
27,575,239	29,051,218	23,545,860	8,192,212
129,500	—	—	—
1,895,997	3,247,579	3,029,003	1,262,293
82,977,728	80,937,218	67,954,490	26,523,555
40,262,401	61,137,800	69,162,929	28,065,951
980,747	—	—	—
44,841	134,771	117,207	23,329
41,287,989	61,272,571	69,280,136	28,089,280
124,265,717	142,209,789	137,234,626	54,612,835
$145,159,468	$158,626,116	$149,789,992	$59,406,712
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	MyDestination 2015 Fund		MyDestination 2025 Fund
	For the Year Ended		For the Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20

Operations:
Net investment income	$ 9,163,731	$ 8,841,489	$ 20,893,751	$ 19,606,645
Net realized gain on investment securities and futures transactions	35,681,463	15,908,913	82,977,728	41,895,796
Net change in unrealized appreciation (depreciation) on investment securities and futures	3,541,415	32,809,077	41,287,989	87,944,530
Net increase in net assets resulting from operations	48,386,609	57,559,479	145,159,468	149,446,971
Distributions to Shareholders:
Institutional shares	(11,212,826)	(6,408,437)	(25,822,026)	(17,903,630)
Investor shares	(27,805,081)	(18,764,203)	(58,826,598)	(42,018,908)
Total distributions	(39,017,907)	(25,172,640)	(84,648,624)	(59,922,538)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	54,762,341	41,045,766	89,820,222	97,587,137
Investor shares	58,612,402	60,915,701	137,601,889	106,704,232
Reinvestment of dividends and distributions
Institutional shares	11,212,826	6,408,437	25,822,025	17,903,630
Investor shares	27,798,484	18,759,541	58,817,400	42,015,796
Total proceeds from shares sold and reinvested	152,386,053	127,129,445	312,061,536	264,210,795
Value of shares redeemed
Institutional shares	(30,077,650)	(28,757,117)	(58,008,101)	(53,695,788)
Investor shares	(82,876,873)	(100,454,578)	(96,067,512)	(141,392,507)
Total value of shares redeemed	(112,954,523)	(129,211,695)	(154,075,613)	(195,088,295)
Net increase (decrease) from capital share transactions(1)	39,431,530	(2,082,250)	157,985,923	69,122,500
Total increase in net assets	48,800,232	30,304,589	218,496,767	158,646,933
Net Assets:
Beginning of Year	697,900,318	667,595,729	1,568,195,143	1,409,548,210
End of Year	$ 746,700,550	$ 697,900,318	$1,786,691,910	$1,568,195,143

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

MyDestination 2035 Fund		MyDestination 2045 Fund		MyDestination 2055 Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20

$ 16,416,327	$ 13,446,206	$ 12,555,366	$ 9,964,337	$ 4,793,877	$ 3,486,476
80,937,218	25,928,586	67,954,490	14,316,641	26,523,555	3,630,316
61,272,571	90,280,776	69,280,136	84,113,480	28,089,280	33,501,116
158,626,116	129,655,568	149,789,992	108,394,458	59,406,712	40,617,908

(26,474,371)	(12,154,818)	(23,036,550)	(8,196,290)	(9,426,520)	(2,929,834)
(48,557,555)	(22,913,162)	(36,147,395)	(12,765,470)	(13,213,188)	(3,887,403)
(75,031,926)	(35,067,980)	(59,183,945)	(20,961,760)	(22,639,708)	(6,817,237)

88,740,477	93,832,021	62,655,462	69,124,988	38,018,347	43,068,497
113,685,881	78,771,395	73,883,374	52,552,692	49,961,631	39,537,765

26,474,370	12,154,818	23,036,551	8,196,290	9,426,520	2,929,834
48,549,290	22,911,118	36,147,394	12,765,324	13,212,942	3,887,416
277,450,018	207,669,352	195,722,781	142,639,294	110,619,440	89,423,512

(33,544,937)	(23,785,558)	(20,402,162)	(17,569,090)	(13,472,797)	(7,189,755)
(43,751,182)	(61,433,706)	(28,092,752)	(36,714,974)	(12,028,307)	(17,236,823)
(77,296,119)	(85,219,264)	(48,494,914)	(54,284,064)	(25,501,104)	(24,426,578)
200,153,899	122,450,088	147,227,867	88,355,230	85,118,336	64,996,934
283,748,089	217,037,676	237,833,914	175,787,928	121,885,340	98,797,605

1,145,859,974	928,822,298	876,878,458	701,090,530	319,426,909	220,629,304
$1,429,608,063	$1,145,859,974	$1,114,712,372	$876,878,458	$441,312,249	$319,426,909
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2015 Fund
Institutional Class
2021	$10.95	$0.17	$ 0.59	$ 0.76	$(0.26)	$(0.36)	$(0.62)	$11.09	6.98%	$ 207,506	0.12%	0.14%	1.46%	17%
2020	10.40	0.16	0.82	0.98	(0.22)	(0.21)	(0.43)	10.95	9.41	169,812	0.06	0.14	1.58	23
2019	9.40	0.25	1.19	1.44	(0.28)	(0.16)	(0.44)	10.40	15.32	142,900	0.06	0.13	2.48	7
2018	10.37	0.20	(0.54)	(0.34)	(0.38)	(0.25)	(0.63)	9.40	(3.33)	104,300	0.13	0.15	1.91	32
2017(3)	9.97	0.12	0.58	0.70	(0.06)	(0.24)	(0.30)	10.37	6.99	108,975	0.16	0.16	1.78	17
Investor Class
2021	$10.95	$0.13	$ 0.60	$ 0.73	$(0.23)	$(0.36)	$(0.59)	$11.09	6.72%	$ 539,194	0.37%	0.39%	1.15%	17%
2020	10.40	0.13	0.82	0.95	(0.19)	(0.21)	(0.40)	10.95	9.16	528,088	0.31	0.39	1.29	23
2019	9.40	0.21	1.21	1.42	(0.26)	(0.16)	(0.42)	10.40	15.09	524,696	0.31	0.38	2.09	7
2018	10.38	0.17	(0.55)	(0.38)	(0.35)	(0.25)	(0.60)	9.40	(3.66)	496,209	0.37	0.39	1.67	32
2017	9.54	0.12	1.00	1.12	(0.04)	(0.24)	(0.28)	10.38	11.67	521,339	0.38	0.39	1.21	17

MyDestination 2025 Fund
Institutional Class
2021	$11.10	$0.16	$ 0.85	$ 1.01	$(0.28)	$(0.30)	$(0.58)	$11.53	9.17%	$ 524,604	0.12%	0.13%	1.41%	9%
2020	10.42	0.17	0.97	1.14	(0.22)	(0.24)	(0.46)	11.10	10.95	449,798	0.08	0.12	1.60	19
2019	9.15	0.25	1.44	1.69	(0.27)	(0.15)	(0.42)	10.42	18.45	361,408	0.09	0.12	2.43	5
2018	10.25	0.18	(0.66)	(0.48)	(0.28)	(0.34)	(0.62)	9.15	(4.64)	250,202	0.12	0.13	1.80	37
2017(3)	9.79	0.13	0.75	0.88	(0.12)	(0.30)	(0.42)	10.25	9.08	222,031	0.14	0.14	1.82	15
Investor Class
2021	$11.11	$0.13	$ 0.85	$ 0.98	$(0.25)	$(0.30)	$(0.55)	$11.54	8.91%	$1,262,088	0.37%	0.38%	1.15%	9%
2020	10.43	0.14	0.97	1.11	(0.19)	(0.24)	(0.43)	11.11	10.69	1,118,397	0.34	0.38	1.31	19
2019	9.16	0.21	1.45	1.66	(0.24)	(0.15)	(0.39)	10.43	18.18	1,048,140	0.34	0.37	2.06	5
2018	10.26	0.15	(0.65)	(0.50)	(0.26)	(0.34)	(0.60)	9.16	(4.87)	888,153	0.36	0.38	1.51	37
2017	9.28	0.11	1.27	1.38	(0.10)	(0.30)	(0.40)	10.26	14.92	878,579	0.38	0.38	1.12	15

MyDestination 2035 Fund
Institutional Class
2021	$11.19	$0.17	$ 1.32	$ 1.49	$(0.30)	$(0.38)	$(0.68)	$12.00	13.29%	$ 488,921	0.12%	0.12%	1.43%	10%
2020	10.22	0.16	1.18	1.34	(0.19)	(0.18)	(0.37)	11.19	13.15	379,986	0.14	0.14	1.61	11
2019	8.65	0.24	1.70	1.94	(0.24)	(0.13)	(0.37)	10.22	22.47	266,012	0.13	0.13	2.41	4
2018	9.95	0.15	(0.80)	(0.65)	(0.29)	(0.36)	(0.65)	8.65	(6.56)	173,573	0.13	0.14	1.54	50
2017(3)	9.29	0.13	0.93	1.06	(0.07)	(0.33)	(0.40)	9.95	11.51	152,421	0.15	0.15	1.99	35
Investor Class
2021	$11.19	$0.14	$ 1.32	$ 1.46	$(0.27)	$(0.38)	$(0.65)	$12.00	13.04%	$ 940,687	0.38%	0.38%	1.16%	10%
2020	10.22	0.13	1.19	1.32	(0.17)	(0.18)	(0.35)	11.19	12.90	765,874	0.39	0.39	1.29	11
2019	8.65	0.20	1.72	1.92	(0.22)	(0.13)	(0.35)	10.22	22.16	662,810	0.39	0.39	2.01	4
2018	9.96	0.12	(0.80)	(0.68)	(0.27)	(0.36)	(0.63)	8.65	(6.89)	514,670	0.38	0.39	1.25	50
2017	8.72	0.11	1.51	1.62	(0.05)	(0.33)	(0.38)	9.96	18.66	498,807	0.38	0.39	1.16	35

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.38%, 0.38%, 0.36%, 0.34% and 0.33%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
MyDestination 2045 Fund
Institutional Class
2021	$10.97	$0.17	$ 1.65	$ 1.82	$(0.30)	$(0.39)	$(0.69)	$12.10	16.61%	$422,303	0.13%	0.13%	1.41%	10%
2020	9.87	0.15	1.24	1.39	(0.17)	(0.12)	(0.29)	10.97	14.06	323,697	0.14	0.14	1.58	7
2019	8.21	0.22	1.79	2.01	(0.22)	(0.13)	(0.35)	9.87	24.56	230,295	0.13	0.13	2.31	4
2018	9.60	0.13	(0.84)	(0.71)	(0.26)	(0.42)	(0.68)	8.21	(7.50)	160,533	0.14	0.15	1.36	58
2017(3)	8.90	0.13	1.01	1.14	(0.07)	(0.37)	(0.44)	9.60	12.85	145,343	0.16	0.16	1.99	10
Investor Class
2021	$10.97	$0.14	$ 1.64	$ 1.78	$(0.27)	$(0.39)	$(0.66)	$12.09	16.26%	$692,409	0.38%	0.38%	1.15%	10%
2020	9.87	0.12	1.24	1.36	(0.14)	(0.12)	(0.26)	10.97	13.80	553,181	0.41	0.41	1.26	7
2019	8.21	0.18	1.80	1.98	(0.19)	(0.13)	(0.32)	9.87	24.24	470,796	0.41	0.41	1.94	4
2018	9.60	0.10	(0.83)	(0.73)	(0.24)	(0.42)	(0.66)	8.21	(7.73)	357,044	0.39	0.40	1.08	58
2017	8.29	0.10	1.63	1.73	(0.05)	(0.37)	(0.42)	9.60	20.90	344,147	0.38	0.40	1.06	10

MyDestination 2055 Fund
Institutional Class
2021	$15.37	$0.24	$ 2.44	$ 2.68	$(0.42)	$(0.52)	$(0.94)	$17.11	17.46%	$178,971	0.17%	0.17%	1.39%	11%
2020	13.77	0.21	1.74	1.95	(0.22)	(0.13)	(0.35)	15.37	14.23	130,214	0.16	0.18	1.58	12
2019	11.48	0.30	2.58	2.88	(0.30)	(0.29)	(0.59)	13.77	25.15	77,156	0.16	0.20	2.26	10
2018	13.45	0.19	(1.23)	(1.04)	(0.31)	(0.62)	(0.93)	11.48	(7.77)	54,326	0.18	0.24	1.40	62
2017(3)	12.43	0.18	1.47	1.65	(0.02)	(0.61)	(0.63)	13.45	13.33	38,161	0.20	0.33	2.04	9
Investor Class
2021	$15.34	$0.19	$ 2.44	$ 2.63	$(0.38)	$(0.52)	$(0.90)	$17.07	17.18%	$262,341	0.42%	0.42%	1.15%	11%
2020	13.76	0.17	1.73	1.90	(0.19)	(0.13)	(0.32)	15.34	13.85	189,213	0.42	0.44	1.27	12
2019	11.47	0.27	2.58	2.85	(0.27)	(0.29)	(0.56)	13.76	24.92	143,473	0.41	0.44	2.03	10
2018	13.45	0.15	(1.22)	(1.07)	(0.29)	(0.62)	(0.91)	11.47	(8.02)	94,392	0.39	0.49	1.08	62
2017	11.56	0.14	2.37	2.51	(0.01)	(0.61)	(0.62)	13.45	21.73	78,024	0.38	0.55	1.12	9

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund were 0.38%, 0.38%, 0.36%, 0.34% and 0.33%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
(3)	Inception date was May 1, 2017. All ratios for the period have been annualized. Total return and portfolio turnover for the period have not been annualized.
See Notes to Financial Statements.

Conservative Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to fixed income securities with a smaller percentage to equity securities, real assets, impact and alternative investments. The Fund had an approximate target asset allocation of 64.00% fixed income securities, 27.00% equity securities, 1.00% real assets, 3.00% impact and 5.00% alternative investments as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 3.81% for the one-year period ended December 31, 2021. All major asset class groupings experienced positive performance contribution, except for a drag on performance from the Fund’s fixed income exposure, with equity outperforming fixed income and U.S. equity exposure outperforming non-U.S. equity exposure. The Fund’s largest fixed income exposure, the Low-Duration Bond Fund, weighed on Fund performance. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg US Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. Both the Growth Equity Fund and Value Equity Fund contributed positively to performance, as U.S. stocks rebounded strongly from the pandemic-era lows due to a resurgence of economic activity and broad consumer demand. The Fund’s allocation to the International Equity Fund also proved to be a solidly positive driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was additive, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund was a positive contributor to the Fund’s relative performance, particularly when viewed through the lens of the Fund’s role in augmenting traditional fixed income, and the Global Impact Fund was additive to Fund-level performance.
The Investor Class of the Fund underperformed its composite benchmark in 2021 (3.81% versus 5.38%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of fixed income securities with a smaller percentage of equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. The Fund may be suitable for investors who have a short- to medium-term investment horizon, possess a relatively low tolerance for risk and want some exposure to the growth potential of the equity market tempered by a larger allocation to short-term, fixed income securities. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	62.8
U.S. Equity Select Funds	19.2
Non-U.S. Equity Select Funds	7.6
Alternative Select Funds	5.0
Impact Select Funds	3.1
Real Assets Select Funds	1.2
Money Market Funds	1.1
100.0

Conservative Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	4.07%	3.81%	5.38%
Five Year	5.45%	5.20%	6.14%
Ten Year	N/A	4.09%	4.78%
Since Inception(1)	5.12%	3.94%	4.43%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(2)	0.69%	0.94%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 49.00% Bloomberg US Treasury 1-3 Year Index, 5.00% Bloomberg 1-3 Month US Treasury Bill Index, 16.00% Bloomberg US Aggregate Bond Index, 21.00% Russell 3000® Index, 1.00% FTSE EPRA/NAREIT Developed Index and 8.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

CONSERVATIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 98.9%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	20,000,087	$268,401,165
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	4,764,881	71,663,806
GuideStone Global Bond Fund (Institutional Class)∞	1,809,027	17,674,192
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	3,008,528	43,021,947
GuideStone Global Impact Fund (Institutional Class)∞	1,611,899	17,650,296
GuideStone Value Equity Fund (Institutional Class)∞	1,438,930	30,749,938
GuideStone Growth Equity Fund (Institutional Class)∞	1,004,611	30,057,947
GuideStone Small Cap Equity Fund (Institutional Class)∞	293,922	5,743,242
GuideStone International Equity Fund (Institutional Class)∞	2,059,135	30,578,150
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	1,192,731	12,726,442
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	619,265	$ 7,140,129
GuideStone Strategic Alternatives Fund (Institutional Class)∞	2,749,863	28,296,093
Total Mutual Funds (Cost $541,088,819)		563,703,347
MONEY MARKET FUNDS — 1.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $6,247,394)	6,247,394	6,247,394
TOTAL INVESTMENTS — 100.0% (Cost $547,336,213)		569,950,741
Other Assets in Excess of Liabilities — 0.0%		55,930
NET ASSETS — 100.0%		$570,006,671

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	3	$ 347,270	$ 4,859
MSCI Emerging Markets	03/2022	4	245,260	(943)
S&P 500® E-Mini	03/2022	5	1,189,625	24,683
2-Year U.S. Treasury Note	04/2022	28	6,108,813	(5,731)
Total Futures Contracts outstanding at December 31, 2021			$7,890,968	$22,868

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 6,247,394	$ 6,247,394	$ —	$ —
Mutual Funds	563,703,347	563,703,347	—	—
Total Assets - Investments in Securities	$569,950,741	$569,950,741	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 29,542	$ 29,542	$ —	$ —
Total Assets - Other Financial Instruments	$ 29,542	$ 29,542	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (6,674)	$ (6,674)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (6,674)	$ (6,674)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined approximately equal percentages of exposure to equity securities and fixed income securities in addition to smaller allocations to real assets, impact and alternative investments. The Fund had an approximate target asset allocation of 42.00% fixed income securities, 48.00% equity securities, 2.00% real assets, 4.00% impact and 4.00% alternative investments as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 6.92% for the one-year period ended December 31, 2021. All major asset class groupings experienced positive performance contribution, except for a drag on performance from the Fund’s fixed income exposure, with equity outperforming fixed income and U.S. equity exposure outperforming non-U.S. equity exposure. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg US Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. Both the Growth Equity Fund and Value Equity Fund contributed positively to performance, as U.S. stocks rebounded strongly from the pandemic-era lows due to a resurgence of economic activity and broad consumer demand. The Fund’s allocation to the International Equity Fund also proved to be a solidly positive driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was additive, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund was a positive contributor to the Fund’s relative performance, and the Global Impact Fund was additive to Fund-level performance.
The Investor Class of the Fund underperformed its composite benchmark in 2021 (6.92% versus 9.49%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining approximately equal percentages of fixed income securities and equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities but want to achieve this result more slowly and with less volatility through a balanced allocation of fixed income and equity investments. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Fixed Income Select Funds	40.6
U.S. Equity Select Funds	32.6
Non-U.S. Equity Select Funds	14.6
Impact Select Funds	4.1
Alternative Select Funds	4.0
Real Assets Select Funds	2.1
Money Market Funds	2.0
100.0

See Notes to Financial Statements.

Balanced Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	7.17%	6.92%	9.49%
Five Year	8.48%	8.20%	9.49%
Ten Year	N/A	6.92%	7.96%
Since Inception(1)	7.82%	5.80%	6.53%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(2)	0.77%	1.02%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 4.00% Bloomberg 1-3 Month US Treasury Bill Index, 43.50% Bloomberg US Aggregate Bond Index, 34.50% Russell 3000® Index, 2.00% FTSE EPRA/NAREIT Developed Index and 16.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

BALANCED ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 98.0%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	5,200,786	$ 69,794,550
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	32,159,528	483,679,303
GuideStone Global Bond Fund (Institutional Class)∞	14,308,327	139,792,357
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	12,482,187	178,495,275
GuideStone Global Impact Fund (Institutional Class)∞	6,462,522	70,764,613
GuideStone Value Equity Fund (Institutional Class)∞	8,316,434	177,722,188
GuideStone Growth Equity Fund (Institutional Class)∞	5,626,207	168,336,122
GuideStone Small Cap Equity Fund (Institutional Class)∞	1,751,367	34,221,704
GuideStone International Equity Fund (Institutional Class)∞	11,917,337	176,972,454
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	6,832,927	72,907,330
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,111,543	$ 35,876,092
GuideStone Strategic Alternatives Fund (Institutional Class)∞	6,695,589	68,897,610
Total Mutual Funds (Cost $1,577,733,203)		1,677,459,598
MONEY MARKET FUNDS — 2.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $33,958,770)	33,958,770	33,958,770
TOTAL INVESTMENTS — 100.0% (Cost $1,611,691,973)		1,711,418,368
Other Assets in Excess of Liabilities — 0.0%		454,474
NET ASSETS — 100.0%		$1,711,872,842

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	41	$ 4,759,690	$ 74,392
MSCI Emerging Markets	03/2022	30	1,839,450	(9,568)
S&P 500® E-Mini	03/2022	43	10,230,775	212,270
10-Year U.S. Treasury Note	03/2022	17	2,217,969	21,790
U.S. Treasury Long Bond	03/2022	8	1,283,500	2,767
Ultra 10-Year U.S. Treasury Note	03/2022	7	1,025,063	18,251
Ultra Long U.S. Treasury Bond	03/2022	10	1,971,250	23,634
2-Year U.S. Treasury Note	04/2022	22	4,799,781	(4,902)
5-Year U.S. Treasury Note	04/2022	33	3,992,227	5,602
Total Futures Contracts outstanding at December 31, 2021			$32,119,705	$344,236

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 33,958,770	$ 33,958,770	$ —	$ —
Mutual Funds	1,677,459,598	1,677,459,598	—	—
Total Assets - Investments in Securities	$1,711,418,368	$1,711,418,368	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 358,706	$ 358,706	$ —	$ —
Total Assets - Other Financial Instruments	$ 358,706	$ 358,706	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (14,470)	$ (14,470)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (14,470)	$ (14,470)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to equity securities with a smaller percentage to fixed income securities, real assets, impact and alternatives investments. The Fund had an approximate target asset allocation of 18.00% fixed income securities, 73.00% equity securities, 3.00% real assets, 4.00% impact and 2.00% alternative investments as of December 31, 2021.
As a fund of funds, the Fund’s performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 11.56% for the one-year period ended December 31, 2021. All major asset class groupings experienced positive performance contribution, except for a slight drag on performance from the Fund’s fixed income exposure, with equity outperforming fixed income and U.S. equity exposure outperforming non-U.S. equity exposure. Broadly, fixed income markets experienced one of their weakest years, as the Bloomberg US Aggregate Bond Index returned its first negative annual return since 2013. As such, the contribution to performance emanating from the fixed income Funds was the weakest. Both the Growth Equity Fund and Value Equity Fund contributed positively to performance, as U.S. stocks rebounded strongly from the pandemic-era lows due to a resurgence of economic activity and broad consumer demand. The Fund’s allocation to the International Equity Fund also proved to be a solidly positive driver of Fund performance. The contribution to absolute performance by the Fund’s exposure to real assets was positive, via exposure to the Global Real Estate Securities Fund. Exposure to the Strategic Alternatives Fund exposure was essentially a flat contributor to the Fund’s relative performance, and the Global Impact Fund was additive to Fund-level performance.
The Investor Class of the Fund underperformed its composite benchmark in 2021 (11.56% versus 14.34%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to the section of that Select Fund in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of equity securities with a small percentage of fixed income securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all-stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	44.6
Non-U.S. Equity Select Funds	26.1
Fixed Income Select Funds	17.2
Impact Select Funds	4.0
Real Assets Select Funds	3.2
Alternative Select Funds	2.5
Money Market Funds	2.3
99.9

See Notes to Financial Statements.

Growth Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	11.82%	11.56%	14.34%
Five Year	11.36%	11.08%	12.04%
Ten Year	N/A	9.33%	10.17%
Since Inception(1)	10.05%	6.49%	7.25%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(2)	0.88%	1.13%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 2.50% Bloomberg 1-3 Month US Treasury Bill Index, 19.50% Bloomberg US Aggregate Bond Index, 47.00% Russell 3000® Index, 3.00% FTSE EPRA/NAREIT Developed Index and 28.00% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GROWTH ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 97.6%
GuideStone Low-Duration Bond Fund (Institutional Class)∞	1,839,273	$ 24,683,048
GuideStone Medium-Duration Bond Fund (Institutional Class)∞	11,186,495	168,244,877
GuideStone Global Bond Fund (Institutional Class)∞	4,983,379	48,687,613
GuideStone Defensive Market Strategies® Fund (Institutional Class)∞	4,583,092	65,538,212
GuideStone Global Impact Fund (Institutional Class)∞	5,119,454	56,058,016
GuideStone Value Equity Fund (Institutional Class)∞	12,244,361	261,662,004
GuideStone Growth Equity Fund (Institutional Class)∞	8,376,750	250,632,367
GuideStone Small Cap Equity Fund (Institutional Class)∞	2,586,048	50,531,375
GuideStone International Equity Fund (Institutional Class)∞	17,559,516	260,758,806
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	10,075,131	107,501,644
	Shares	Value
GuideStone Global Real Estate Securities Fund (Institutional Class)∞	3,928,034	$ 45,290,234
GuideStone Strategic Alternatives Fund (Institutional Class)∞	3,449,482	35,495,174
Total Mutual Funds (Cost $1,281,020,739)		1,375,083,370
MONEY MARKET FUNDS — 2.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $32,981,432)	32,981,432	32,981,432
TOTAL INVESTMENTS — 99.9% (Cost $1,314,002,171)		1,408,064,802
Other Assets in Excess of Liabilities — 0.1%		1,164,272
NET ASSETS — 100.0%		$1,409,229,074

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	65	$ 7,545,850	$117,491
MSCI Emerging Markets	03/2022	50	3,065,750	(18,254)
S&P 500® E-Mini	03/2022	67	15,940,975	330,746
10-Year U.S. Treasury Note	03/2022	8	1,043,750	9,220
U.S. Treasury Long Bond	03/2022	4	641,750	7,743
Ultra 10-Year U.S. Treasury Note	03/2022	3	439,313	5,838
Ultra Long U.S. Treasury Bond	03/2022	5	985,625	14,703
2-Year U.S. Treasury Note	04/2022	11	2,399,891	(3,470)
5-Year U.S. Treasury Note	04/2022	16	1,935,625	5,771
Total Futures Contracts outstanding at December 31, 2021			$33,998,529	$469,788

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 32,981,432	$ 32,981,432	$ —	$ —
Mutual Funds	1,375,083,370	1,375,083,370	—	—
Total Assets - Investments in Securities	$1,408,064,802	$1,408,064,802	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 491,512	$ 491,512	$ —	$ —
Total Assets - Other Financial Instruments	$ 491,512	$ 491,512	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (21,724)	$ (21,724)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (21,724)	$ (21,724)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
The Fund, through investments primarily in the Select Funds, combined a greater percentage of exposure to U.S. equity securities with a smaller percentage to non-U.S. equity securities. The Fund had a target asset allocation of 100.00% equity securities as of December 31, 2021.
As a fund of funds, its performance was based on the performance of its underlying investments. The Investor Class of the Fund generated a return of 14.89% for the one-year period ended December 31, 2021. The allocations to both U.S. equities and non-U.S. equities generated positive performance, with the underlying Equity Select Funds positively contributing to absolute performance, with the exception of the Emerging Markets Equity Fund. The largest positive contributor was the Value Equity Fund, as U.S. stocks rebounded strongly from the pandemic-era lows due to a resurgence of economic activity and broad consumer demand. The Fund’s allocated weight to the International Equity Fund also proved to be a positive driver to absolute return.
The Investor Class of the Fund underperformed its composite benchmark in 2021 (14.89% versus 18.29%). The performance difference between the Fund and the composite benchmark was due to the performance differences of the underlying Select Funds versus their respective benchmarks in addition to exposure differences between the Select Funds’ benchmarks and the Fund’s composite benchmark. For more information on a Select Fund’s performance, please refer to that Select Fund’s section in this Annual Report.
Certain derivatives were utilized to provide market exposure for the cash positions held in the Fund. These derivative positions primarily included stock index futures. Overall, derivative exposure had a positive impact on Fund performance for the year.
The Fund attempted to achieve its objective, through investments primarily in the Select Funds, by combining a greater percentage of U.S. equity securities with a smaller percentage of non-U.S. equity securities. By investing in the Fund, you will also incur the expenses and risks of the underlying Select Funds. You may directly invest in the Select Funds. The Fund’s value will go up and down in response to changes in the share prices of the investments that it owns. This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and want to diversify by adding an aggressive investment option that combines U.S. and non-U.S. equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Equity Select Funds	58.6
Non-U.S. Equity Select Funds	39.1
Money Market Funds	2.2
99.9

See Notes to Financial Statements.

Aggressive Allocation Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	15.09%	14.89%	18.29%
Five Year	13.95%	13.67%	14.62%
Ten Year	N/A	11.77%	12.69%
Since Inception(1)	11.92%	7.10%	8.00%
Inception Date	11/23/15	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(2)	0.97%	1.22%

(1)	The Since Inception benchmark performance is based on the start date of August 27, 2001, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	The Fund’s shareholders indirectly bear the expenses of the Institutional Class shares of the Select Funds in which the Fund invests. Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The percentage allocations to the broad-based market indexes comprising the Benchmark Index are intended to correspond to the Fund’s investment allocation, as represented by the Fund’s investment in the Select Funds. The Benchmark Index is 60% Russell 3000® Index and 40% MSCI ACWI (All Country World Index) ex USA Index. The weightings of the Benchmark Index were modified effective December 1, 2012, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

AGGRESSIVE ALLOCATION FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
MUTUAL FUNDS — 97.7%
GuideStone Value Equity Fund (Institutional Class)∞	15,762,271	$ 336,839,734
GuideStone Growth Equity Fund (Institutional Class)∞	10,762,806	322,023,156
GuideStone Small Cap Equity Fund (Institutional Class)∞	3,313,857	64,752,772
GuideStone International Equity Fund (Institutional Class)∞	23,128,752	343,461,964
GuideStone Emerging Markets Equity Fund (Institutional Class)∞	13,141,801	140,223,016
Total Mutual Funds (Cost $1,119,128,590)		1,207,300,642
	Shares	Value
MONEY MARKET FUNDS — 2.2%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞ (Cost $27,722,464)	27,722,464	$ 27,722,464
TOTAL INVESTMENTS — 99.9% (Cost $1,146,851,054)		1,235,023,106
Other Assets in Excess of Liabilities — 0.1%		1,139,809
NET ASSETS — 100.0%		$1,236,162,915

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	66	$ 7,661,940	$118,880
MSCI Emerging Markets	03/2022	55	3,372,325	(20,597)
S&P 500® E-Mini	03/2022	69	16,416,825	340,620
Total Futures Contracts outstanding at December 31, 2021			$27,451,090	$438,903

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Money Market Funds	$ 27,722,464	$ 27,722,464	$ —	$ —
Mutual Funds	1,207,300,642	1,207,300,642	—	—
Total Assets - Investments in Securities	$1,235,023,106	$1,235,023,106	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 459,500	$ 459,500	$ —	$ —
Total Assets - Other Financial Instruments	$ 459,500	$ 459,500	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (20,597)	$ (20,597)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (20,597)	$ (20,597)	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2021
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Assets
Investments in securities of affiliated issuers, at value	$569,950,741	$1,711,418,368	$1,408,064,802	$1,235,023,106
Total investments, at value(1)	569,950,741	1,711,418,368	1,408,064,802	1,235,023,106
Deposits with broker for futures contracts	110,000	1,083,000	1,575,000	1,520,000
Receivables:
Fund shares sold	172,552	32,757	71,147	55,298
Prepaid expenses and other assets	21,437	27,775	23,478	21,802
Total Assets	570,254,730	1,712,561,900	1,409,734,427	1,236,620,206
Liabilities
Payables:
Fund shares redeemed	62,773	209,901	75,204	43,221
Variation margin on futures contracts	3,721	16,329	54,787	70,977
Accrued expenses:
Investment advisory fees	48,106	143,668	117,402	102,646
Shareholder servicing fees	89,379	258,119	201,744	187,654
Trustee fees	1,111	1,829	1,357	1,116
Other expenses	42,969	59,212	54,859	51,677
Total Liabilities	248,059	689,058	505,353	457,291
Net Assets	$570,006,671	$1,711,872,842	$1,409,229,074	$1,236,162,915
Net Assets Consist of:
Paid-in-capital	$539,696,889	$1,575,085,524	$1,249,280,576	$1,064,314,260
Distributable earnings (loss)	30,309,782	136,787,318	159,948,498	171,848,655
Net Assets	$570,006,671	$1,711,872,842	$1,409,229,074	$1,236,162,915
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$146,436,040	$ 481,117,731	$ 440,337,942	$ 331,641,501
Institutional shares outstanding	12,212,417	36,934,878	31,836,668	23,816,817
Net asset value, offering and redemption price per Institutional share	$ 11.99	$ 13.03	$ 13.83	$ 13.92
Net assets applicable to the Investor Class	$423,570,631	$1,230,755,111	$ 968,891,132	$ 904,521,414
Investor shares outstanding	35,335,948	94,534,883	70,130,894	65,283,714
Net asset value, offering and redemption price per Investor share	$ 11.99	$ 13.02	$ 13.82	$ 13.86

(1)Investments in securities of affiliated issuers, at cost	547,336,213	1,611,691,973	1,314,002,171	1,146,851,054
Total investments, at cost	$547,336,213	$1,611,691,973	$1,314,002,171	$1,146,851,054

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2021
	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Investment Income
Income distributions received from affiliated funds	$ 5,991,769	$ 20,999,190	$ 15,051,532	$ 11,216,793
Interest	53	—	683	19
Total Investment Income	5,991,822	20,999,190	15,052,215	11,216,812
Expenses
Investment advisory fees	569,350	1,705,065	1,388,965	1,215,426
Transfer agent fees:
Institutional shares	3,895	4,027	3,849	3,760
Investor shares	29,998	48,612	37,286	33,020
Custodian fees	22,375	39,682	37,811	29,981
Shareholder servicing fees:
Investor shares	1,065,494	3,089,520	2,400,830	2,243,465
Accounting and administration fees	21,204	63,134	51,180	44,708
Professional fees	79,473	81,669	80,211	79,761
Shareholder reporting fees:
Institutional shares	821	838	807	752
Investor shares	9,676	12,707	11,289	9,075
Trustees expenses	7,246	11,975	9,184	7,974
Line of credit facility fees	3,344	6,263	5,194	4,695
Other expenses	86,565	129,219	112,091	99,466
Total Expenses	1,899,441	5,192,711	4,138,697	3,772,083
Net Investment Income	4,092,381	15,806,479	10,913,518	7,444,729
Realized and Unrealized Gain (Loss)
Capital gain distributions received from affiliated funds	17,650,800	92,778,191	114,013,677	135,721,453
Net realized gain on investment securities of affiliated issuers	5,472,061	24,967,183	15,950,753	11,998,713
Net realized gain on futures transactions	383,973	2,160,363	3,396,829	4,523,657
Net realized gain	23,506,834	119,905,737	133,361,259	152,243,823
Change in unrealized appreciation (depreciation) on investment securities of affiliated issuers	(5,954,297)	(21,070,051)	6,915,090	6,553,159
Change in unrealized appreciation (depreciation) on futures	(17,601)	(11,600)	94,018	106,659
Net change in unrealized appreciation (depreciation)	(5,971,898)	(21,081,651)	7,009,108	6,659,818
Net Realized and Unrealized Gain	17,534,936	98,824,086	140,370,367	158,903,641
Net Increase in Net Assets Resulting from Operations	$21,627,317	$114,630,565	$151,283,885	$166,348,370
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Conservative Allocation Fund		Balanced Allocation Fund
	For the Year Ended		For the Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20

Operations:
Net investment income	$ 4,092,381	$ 5,934,526	$ 15,806,479	$ 15,563,615
Net realized gain on investment securities and futures transactions	23,506,834	6,610,683	119,905,737	33,903,584
Net change in unrealized appreciation (depreciation) on investment securities and futures	(5,971,898)	21,981,171	(21,081,651)	108,766,612
Net increase in net assets resulting from operations	21,627,317	34,526,380	114,630,565	158,233,811
Distributions to Shareholders:
Institutional shares	(5,541,335)	(4,154,503)	(27,359,647)	(21,700,422)
Investor shares	(15,001,787)	(11,680,125)	(66,938,989)	(56,015,985)
Total distributions	(20,543,122)	(15,834,628)	(94,298,636)	(77,716,407)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	21,965,761	35,450,549	41,748,442	70,877,243
Investor shares	54,732,442	69,843,790	49,371,634	45,976,253
Reinvestment of dividends and distributions
Institutional shares	5,516,854	4,141,914	27,265,118	21,623,071
Investor shares	14,960,820	11,659,641	66,890,632	55,973,918
Total proceeds from shares sold and reinvested	97,175,877	121,095,894	185,275,826	194,450,485
Value of shares redeemed
Institutional shares	(16,821,639)	(20,798,028)	(42,703,474)	(45,174,857)
Investor shares	(62,286,281)	(95,489,389)	(120,774,383)	(175,636,915)
Total value of shares redeemed	(79,107,920)	(116,287,417)	(163,477,857)	(220,811,772)
Net increase (decrease) from capital share transactions(1)	18,067,957	4,808,477	21,797,969	(26,361,287)
Total increase in net assets	19,152,152	23,500,229	42,129,898	54,156,117
Net Assets:
Beginning of Year	550,854,519	527,354,290	1,669,742,944	1,615,586,827
End of Year	$570,006,671	$ 550,854,519	$1,711,872,842	$1,669,742,944

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Growth Allocation Fund		Aggressive Allocation Fund
For the Year Ended		For the Year Ended
12/31/21	12/31/20	12/31/21	12/31/20

$ 10,913,518	$ 8,233,085	$ 7,444,729	$ 3,702,495
133,361,259	32,621,376	152,243,823	28,183,804
7,009,108	107,653,899	6,659,818	118,311,745
151,283,885	148,508,360	166,348,370	150,198,044

(29,681,445)	(20,043,664)	(24,946,452)	(17,131,829)
(63,097,520)	(43,626,556)	(66,098,585)	(48,458,271)
(92,778,965)	(63,670,220)	(91,045,037)	(65,590,100)

24,402,267	80,608,445	22,637,067	39,151,104
35,000,220	30,062,722	24,902,131	22,528,095

29,656,423	20,021,280	24,928,211	17,124,877
63,050,192	43,613,649	66,089,225	48,453,699
152,109,102	174,306,096	138,556,634	127,257,775

(35,615,928)	(39,461,439)	(25,412,801)	(31,600,752)
(90,074,062)	(142,809,402)	(93,175,612)	(119,347,827)
(125,689,990)	(182,270,841)	(118,588,413)	(150,948,579)
26,419,112	(7,964,745)	19,968,221	(23,690,804)
84,924,032	76,873,395	95,271,554	60,917,140

1,324,305,042	1,247,431,647	1,140,891,361	1,079,974,221
$1,409,229,074	$1,324,305,042	$1,236,162,915	$1,140,891,361
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Conservative Allocation Fund
Institutional Class
2021	$11.97	$0.11	$ 0.38	$ 0.49	$(0.22)	$(0.25)	$(0.47)	$11.99	4.07%	$ 146,436	0.15%	0.15%	0.92%	6%
2020	11.52	0.16	0.67	0.83	(0.20)	(0.18)	(0.38)	11.97	7.17	135,681	0.15	0.15	1.35	15
2019	10.87	0.25	0.95	1.20	(0.27)	(0.28)	(0.55)	11.52	11.01	111,611	0.13	0.13	2.19	7
2018	11.47	0.23	(0.45)	(0.22)	(0.37)	(0.01)	(0.38)	10.87	(1.90)	87,409	0.17	0.17	2.01	12
2017	10.88	0.16	0.64	0.80	(0.05)	(0.16)	(0.21)	11.47	7.33	85,482	0.19	0.19	1.40	19
Investor Class
2021	$11.97	$0.08	$ 0.38	$ 0.46	$(0.19)	$(0.25)	$(0.44)	$11.99	3.81%	$ 423,571	0.40%	0.40%	0.65%	6%
2020	11.52	0.13	0.67	0.80	(0.17)	(0.18)	(0.35)	11.97	6.92	415,174	0.40	0.40	1.09	15
2019	10.87	0.21	0.96	1.17	(0.24)	(0.28)	(0.52)	11.52	10.73	415,743	0.39	0.39	1.86	7
2018	11.47	0.20	(0.44)	(0.24)	(0.35)	(0.01)	(0.36)	10.87	(2.13)	405,512	0.40	0.40	1.76	12
2017	10.88	0.13	0.64	0.77	(0.02)	(0.16)	(0.18)	11.47	7.11	427,485	0.42	0.42	1.19	19

Balanced Allocation Fund
Institutional Class
2021	$12.88	$0.15	$ 0.77	$ 0.92	$(0.34)	$(0.43)	$(0.77)	$13.03	7.17%	$ 481,118	0.12%	0.12%	1.12%	19%
2020	12.19	0.15	1.18	1.33	(0.23)	(0.41)	(0.64)	12.88	11.00	450,122	0.12	0.12	1.21	15
2019	11.07	0.26	1.69	1.95	(0.29)	(0.54)	(0.83)	12.19	17.62	377,832	0.12	0.12	2.12	9
2018	12.16	0.23	(0.80)	(0.57)	(0.49)	(0.03)	(0.52)	11.07	(4.63)	296,530	0.13	0.13	1.93	13
2017	11.09	0.19	1.20	1.39	(0.16)	(0.16)	(0.32)	12.16	12.57	334,114	0.12	0.13	1.57	19
Investor Class
2021	$12.87	$0.11	$ 0.78	$ 0.89	$(0.31)	$(0.43)	$(0.74)	$13.02	6.92%	$1,230,755	0.37%	0.37%	0.85%	19%
2020	12.19	0.11	1.18	1.29	(0.20)	(0.41)	(0.61)	12.87	10.66	1,219,621	0.37	0.37	0.93	15
2019	11.07	0.22	1.70	1.92	(0.26)	(0.54)	(0.80)	12.19	17.33	1,237,755	0.38	0.38	1.79	9
2018	12.16	0.20	(0.80)	(0.60)	(0.46)	(0.03)	(0.49)	11.07	(4.89)	1,164,939	0.38	0.38	1.68	13
2017	11.09	0.16	1.20	1.36	(0.13)	(0.16)	(0.29)	12.16	12.30	1,280,286	0.37	0.38	1.34	19

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.51%, 0.61%, 0.70% and 0.76%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#(1)	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net(2)	Expenses, Gross(2)	Investment Income, Net (1)	Portfolio Turnover Rate
Growth Allocation Fund
Institutional Class
2021	$13.25	$0.14	$ 1.42	$ 1.56	$(0.40)	$(0.58)	$(0.98)	$13.83	11.82%	$440,338	0.12%	0.12%	0.96%	17%
2020	12.31	0.11	1.51	1.62	(0.18)	(0.50)	(0.68)	13.25	13.30	404,479	0.13	0.13	0.90	15
2019	11.02	0.23	2.25	2.48	(0.22)	(0.97)	(1.19)	12.31	22.62	312,347	0.12	0.12	1.86	10
2018	12.43	0.20	(1.11)	(0.91)	(0.46)	(0.04)	(0.50)	11.02	(7.32)	244,900	0.13	0.13	1.60	9
2017	10.97	0.17	1.90	2.07	(0.11)	(0.50)	(0.61)	12.43	18.94	279,148	0.13	0.13	1.38	17
Investor Class
2021	$13.24	$0.10	$ 1.43	$ 1.53	$(0.37)	$(0.58)	$(0.95)	$13.82	11.56%	$968,891	0.38%	0.38%	0.71%	17%
2020	12.31	0.07	1.51	1.58	(0.15)	(0.50)	(0.65)	13.24	12.96	919,826	0.38	0.38	0.61	15
2019	11.02	0.19	2.26	2.45	(0.19)	(0.97)	(1.16)	12.31	22.33	935,085	0.38	0.38	1.51	10
2018	12.42	0.17	(1.10)	(0.93)	(0.43)	(0.04)	(0.47)	11.02	(7.50)	852,723	0.38	0.38	1.35	9
2017	10.97	0.14	1.89	2.03	(0.08)	(0.50)	(0.58)	12.42	18.59	973,237	0.37	0.37	1.14	17

Aggressive Allocation Fund
Institutional Class
2021	$13.06	$0.12	$ 1.85	$ 1.97	$(0.46)	$(0.65)	$(1.11)	$13.92	15.09%	$331,642	0.13%	0.13%	0.81%	12%
2020	12.00	0.07	1.80	1.87	(0.11)	(0.70)	(0.81)	13.06	15.75	290,969	0.13	0.13	0.59	13
2019	10.61	0.18	2.69	2.87	(0.15)	(1.33)	(1.48)	12.00	27.25	239,577	0.12	0.12	1.48	9
2018	12.28	0.15	(1.37)	(1.22)	(0.40)	(0.05)	(0.45)	10.61	(9.95)	167,013	0.14	0.14	1.18	9
2017	10.48	0.12	2.58	2.70	(0.13)	(0.77)	(0.90)	12.28	25.88	195,991	0.14	0.14	0.98	7
Investor Class
2021	$13.00	$0.08	$ 1.85	$ 1.93	$(0.42)	$(0.65)	$(1.07)	$13.86	14.89%	$904,521	0.38%	0.38%	0.54%	12%
2020	11.95	0.03	1.80	1.83	(0.08)	(0.70)	(0.78)	13.00	15.49	849,922	0.38	0.38	0.30	13
2019	10.58	0.14	2.68	2.82	(0.12)	(1.33)	(1.45)	11.95	26.86	840,397	0.38	0.38	1.12	9
2018	12.24	0.12	(1.36)	(1.24)	(0.37)	(0.05)	(0.42)	10.58	(10.15)	742,412	0.38	0.38	0.94	9
2017	10.46	0.09	2.57	2.66	(0.11)	(0.77)	(0.88)	12.24	25.49	864,508	0.38	0.38	0.75	7

#	Calculated using the average shares outstanding method.
(1)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(2)	Does not include expenses of the investment companies in which the Fund invests. Acquired fund fees and expenses (i.e., the fees and expenses incurred by the underlying funds) for the Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund were 0.51%, 0.61%, 0.70% and 0.76%, respectively for 2021. These acquired fund fees and expenses impact the net asset value of the underlying funds in which each Fund invests, and therefore the effect of the acquired fund fees and expenses are reflected in each Fund's total return.
See Notes to Financial Statements.

Money Market Fund (Unaudited)
The Federal Reserve kept the federal funds rate at 0.00% to 0.25% for the entirety of 2021. Money market fund investors were generally able to preserve capital for the year with rates locked at the lower bound with many funds waiving fees and expenses.
Easy monetary policy and excess liquidity flowing into money market funds in 2021 kept rates low and returns muted. At the end of 2021, the three-month US Treasury Bill was yielding 0.04%.
The Fund is a government money market fund and invested no less than 99.5% of its total assets in eligible government money market fund securities. The Fund maintained a stable per share price of $1.00, while declaring dividends daily and paying them monthly based on its daily value. The Investor Class of the Fund returned 0.00% for the one-year period ended December 31, 2021, as compared to a 0.04% return for its benchmark, the Bloomberg 1-3 Month US Treasury Bill Index. Income opportunities continue to be scarce and stretching for yield in this environment produced an asymmetrical payoff, providing little upside while increasing the potential for a material negative return event. At year end, the Fund’s weighted average maturity was 44 days, compared to 56 days at the end of 2020. In a low-rate environment, the management of the Fund remained true and steadfast to its investment objective to maximize current income to the extent consistent with the preservation of capital and liquidity, and the maintenance of a stable per share price of $1.00.
This Fund may be suitable for investors who have a short-term investment horizon, seek to maintain a stable dollar value for their investment and can accept a long-term rate of return that may be lower than other fixed income and equity investments.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Agency Obligations	41.2
Repurchase Agreements	30.9
U.S. Treasury Obligations	30.3
Money Market Funds	—**
102.4
**Rounds to less than 0.05%

Money Market Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	0.00%	0.00%	0.04%
Five Year	1.01%	0.82%	1.08%
Ten Year	0.55%	0.42%	0.58%
Since Inception	1.32%	1.19%	1.25%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.15%	0.42%

Yield as of 12/31/21(2)
	Institutional Class*	Investor Class*
7-Day Annualized Yield (Net)	0.00%	0.00%
7-Day Annualized Yield (Gross)	0.00%	0.00%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
(2)	Yield for the Money Market Fund represents the annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The yield more closely reflects the current earnings of the Fund than the total return. Gross Yield reflects the yield without expenses.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The yield for the Money Market Fund represents annualization of the Fund’s declared dividends over the period indicated, excluding capital gains distributions. The 7-day annualized yield more closely reflects the current earnings of the Fund than the total return.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Bloomberg 1-3 Month US Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Par	Value
AGENCY OBLIGATIONS — 41.2%
Federal Farm Credit Bank Discount Notes
0.05%, 01/07/22	$ 3,165,000	$ 3,164,974
0.00%, 01/19/22	5,300,000	5,299,788
0.08%, 01/28/22	4,640,000	4,639,721
0.05%, 01/31/22	5,480,000	5,479,772
0.05%, 03/03/22	16,000,000	15,998,644
0.05%, 04/19/22	11,940,000	11,938,209
0.06%, 06/21/22	8,075,000	8,072,699
Federal Farm Credit Banks Funding Corporation
(Floating, U.S. SOFR + 0.18%), 0.23%, 01/14/22†	6,170,000	6,170,000
(Floating, U.S. Treasury 3M Bill MMY + 0.12%), 0.21%, 05/02/22†	2,100,000	2,099,958
(Floating, U.S. SOFR + 0.19%), 0.24%, 07/14/22†	4,580,000	4,580,000
(Floating, U.S. Federal Funds + 0.18%), 0.26%, 07/20/22†	16,000,000	15,999,132
0.07%, 08/10/22	22,505,000	22,504,318
(Floating, U.S. SOFR + 0.05%), 0.10%, 09/08/22†	9,530,000	9,530,990
(Floating, U.S. SOFR + 0.06%), 0.11%, 10/21/22†	13,335,000	13,335,000
(Floating, U.S. SOFR + 0.08%), 0.13%, 11/03/22†	7,810,000	7,810,000
(Floating, U.S. SOFR + 0.03%), 0.08%, 01/12/23†	15,770,000	15,769,178
(Floating, U.S. SOFR + 0.05%), 0.10%, 02/17/23†	7,350,000	7,350,000
(Floating, U.S. SOFR + 0.05%), 0.10%, 08/22/23†	9,040,000	9,040,000
(Floating, U.S. SOFR + 0.05%), 0.10%, 09/28/23†	6,010,000	6,010,000
(Floating, U.S. SOFR + 0.06%), 0.11%, 11/22/23†	11,060,000	11,060,000
Federal Home Loan Bank
0.04%, 01/12/22	16,035,000	16,034,947
(Floating, U.S. SOFR + 0.02%), 0.07%, 01/12/22†	40,000,000	40,000,000
0.04%, 01/28/22	23,190,000	23,189,812
0.05%, 01/28/22	8,535,000	8,534,995
0.04%, 02/01/22	14,850,000	14,849,859
0.05%, 02/07/22	4,150,000	4,149,995
(Floating, U.S. SOFR + 0.12%), 0.17%, 02/28/22†	8,240,000	8,240,000
0.06%, 03/22/22	15,455,000	15,454,914
(Floating, U.S. SOFR + 0.01%), 0.06%, 03/28/22†	1,310,000	1,310,000
(Floating, U.S. SOFR + 0.01%), 0.06%, 03/30/22†	2,090,000	2,090,000
(Floating, U.S. SOFR + 0.07%), 0.12%, 04/28/22†	2,565,000	2,565,000
0.06%, 05/23/22	7,640,000	7,639,836
(Floating, U.S. SOFR + 0.01%), 0.06%, 09/06/22†	9,525,000	9,525,000
	Par	Value
(Floating, U.S. SOFR + 0.02%), 0.07%, 12/16/22†	$ 19,240,000	$ 19,240,000
Federal Home Loan Bank Discount Notes
0.04%, 01/12/22	17,290,000	17,289,789
0.04%, 01/14/22	4,990,000	4,989,919
0.05%, 02/08/22	4,165,000	4,164,780
0.05%, 02/14/22	31,585,000	31,582,969
0.00%, 02/15/22	12,590,000	12,589,292
0.05%, 02/16/22	28,770,000	28,768,346
0.05%, 02/18/22	11,715,000	11,714,219
0.05%, 03/02/22	24,205,000	24,203,023
0.04%, 03/08/22	37,065,000	37,062,155
0.04%, 03/11/22	1,380,000	1,379,881
0.04%, 03/15/22	22,015,000	22,013,214
0.05%, 03/18/22	31,015,000	31,012,119
0.04%, 04/01/22	5,925,000	5,924,348
0.06%, 04/22/22	18,965,000	18,961,725
Federal Home Loan Mortgage Corporation
(Floating, U.S. SOFR + 0.20%), 0.25%, 03/11/22†	5,330,000	5,330,000
(Floating, U.S. SOFR + 0.19%), 0.24%, 06/02/22†	8,900,000	8,900,000
0.13%, 07/25/22	6,835,000	6,836,696
(Floating, U.S. SOFR + 0.07%), 0.12%, 11/10/22†	5,065,000	5,065,000
Federal National Mortgage Association
(Floating, U.S. SOFR + 0.35%), 0.40%, 04/07/22†	7,655,000	7,655,000
(Floating, U.S. SOFR + 0.39%), 0.44%, 04/15/22†	8,775,000	8,775,000
Federal National Mortgage Association Discount Note
0.05%, 03/02/22	7,695,000	7,694,359
Total Agency Obligations (Cost $660,588,575)		660,588,575
U.S. TREASURY OBLIGATIONS — 30.3%
U.S. Cash Management Bill
0.07%, 04/05/22	2,760,000	2,759,472
0.10%, 04/26/22	18,540,000	18,533,485
0.12%, 05/03/22	37,995,000	37,979,320
		59,272,277
U.S. Treasury Bills
0.05%, 02/08/22Ω	2,225,000	2,224,894
0.05%, 03/01/22Ω	15,881,100	15,879,741
0.04%, 03/03/22Ω	105,610,000	105,601,053
0.05%, 03/10/22Ω	98,090,700	98,079,689
0.05%, 03/24/22Ω	12,760,000	12,757,820
0.08%, 03/31/22Ω	35,500,000	35,492,540
0.12%, 06/16/22Ω	32,335,000	32,315,617

See Notes to Financial Statements.

	Par	Value
0.15%, 06/23/22Ω	$28,860,000	$ 28,839,149
0.21%, 06/30/22Ω	15,035,000	15,019,213
0.07%, 09/08/22Ω	6,810,000	6,806,453
0.39%, 12/29/22Ω	3,295,000	3,282,078
		356,298,247
U.S. Treasury Floating Rate Notes
(Floating, U.S. Treasury 3M Bill MMY + 0.06%), 0.15%, 07/31/22†	19,672,100	19,672,100
(Floating, U.S. Treasury 3M Bill MMY + 0.05%), 0.14%, 01/31/23†	17,000,000	17,001,211
(Floating, U.S. Treasury 3M Bill MMY + 0.04%), 0.13%, 10/31/23†	10,000,000	10,000,000
		46,673,311
U.S. Treasury Notes
1.38%, 01/31/22	18,285,000	18,304,691
1.75%, 02/28/22	420,000	421,107
0.38%, 03/31/22	420,000	420,288
2.13%, 05/15/22	3,040,000	3,062,921
1.75%, 06/15/22	360,000	362,731
0.13%, 06/30/22	1,350,000	1,350,360
		23,922,098
Total U.S. Treasury Obligations (Cost $486,165,933)		486,165,933

Shares
MONEY MARKET FUNDS — 0.0%
Northern Institutional Funds - U.S. Government Select Portfolio (Shares), 0.01%Ø (Cost $231,311)	231,311	231,311

	Par
REPURCHASE AGREEMENTS — 30.9%
Bank of Nova Scotia
0.05% (dated 12/31/2021, due 01/03/2022, repurchase price $65,000,271, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 2.750%, due 11/15/2023 to 02/15/2050, total market value$66,300,341)	$65,000,000	65,000,000
BNP Paribas
0.05% (dated 12/31/2021, due 01/03/2022, repurchase price $18,000,075, collateralized by Federal National Mortgage Association, Government National Mortgage Association, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 4.500%, due 03/15/2022 to 04/01/2051, total market value $18,360,150)	18,000,000	18,000,000
	Par	Value

0.05% (dated 12/31/2021, due 01/03/2022, repurchase price $50,000,208, collateralized by U.S. Treasury Bills, U.S. Treasury Bonds and U.S. Treasury Notes, 0.000% to 2.750%, due 01/27/2022 to 11/15/2037, total market value $51,000,067)	$50,000,000	$50,000,000
Citigroup Global Markets, Inc.
0.06% (dated 12/31/2021, due 01/03/2022, repurchase price $58,000,290, collateralized by Government National Mortgage Association, 2.500% to 4.000%, due 11/20/2050 to 12/20/2050, total market value $59,160,614)	58,000,000	58,000,000
Goldman Sachs & Co.
0.05% (dated 12/31/2021, due 01/03/2022, repurchase price $50,000,208, collateralized by Government National Mortgage Association, 2.000% to 6.000%, due 02/20/2034 to 11/15/2056, total market value $51,000,000)	50,000,000	50,000,000
Mitsubishi UFJ Securities USA, Inc.
0.06% (dated 12/31/2021, due 01/03/2022, repurchase price $70,000,321, collateralized by Government National Mortgage Association, 2.500% to 5.500%, due 10/15/2039 to 06/20/2051, total market value $71,400,000)	70,000,000	70,000,000
Mizuho Securities USA, Inc.
0.05% (dated 12/31/2021, due 01/03/2022, repurchase price $65,000,271, collateralized by U.S. Treasury Notes, 0.750% to 2.875%, due 01/31/2023 to 05/15/2028, total market value $66,300,003)	65,000,000	65,000,000
Natixis S.A.
0.05% (dated 12/31/2021, due 01/03/2022, repurchase price $70,000,292, collateralized by U.S. Treasury Bonds and U.S. Treasury Notes, 0.125% to 2.875%, due 06/30/2022 to 02/15/2041, total market value $71,400,089)	70,000,000	70,000,000
See Notes to Financial Statements.

MONEY MARKET FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
TD Securities USA LLC
0.05% (dated 12/31/2021, due 01/03/2022, repurchase price $50,000,208, collateralized by U.S. Treasury Notes, 2.000%, due 06/30/2024, total market value $51,000,028)	$50,000,000	$ 50,000,000
Total Repurchase Agreements (Cost $496,000,000)		496,000,000
TOTAL INVESTMENTS —102.4% (Cost $1,642,985,819)		1,642,985,819
Liabilities in Excess of Other Assets — (2.4)%		(39,124,036)
NET ASSETS — 100.0%		$1,603,861,783
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 660,588,575	$ —	$ 660,588,575	$ —
Money Market Funds	231,311	231,311	—	—
Repurchase Agreements	496,000,000	—	496,000,000	—
U.S. Treasury Obligations	486,165,933	—	486,165,933	—
Total Assets - Investments in Securities	$1,642,985,819	$231,311	$1,642,754,508	$ —

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration (a calculation that measures the price sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between one to three years. The average dollar-weighted effective duration at the end of the reporting period was 1.54 years. The Investor Class of the Fund lagged its all U.S. Treasury benchmark, the Bloomberg US Treasury 1-3 Year Index, for the one-year period ended December 31, 2021 (-0.65% versus -0.60%). In an effort to outpace its benchmark, the Fund tactically utilized spread sectors (such as high yield and investment grade corporates, mortgage-backed securities, U.S. dollar denominated emerging markets securities and asset-backed securities) that traded at a yield premium relative to U.S. Treasuries. The strategy of overweighting non-U.S. Treasury sectors was additive for the year but not enough to fully compensate for fees in the Investor Class.
Other strategies involving derivatives were utilized during the year, resulting in an overall positive impact to performance. U.S. Treasury futures and swap contracts were used for both duration management and yield curve positioning strategies. Over the course of 2021, these positions contributed to relative outperformance. Options strategies used for duration management were positive contributors for the year. Credit default swaps were purchased and added to the Fund’s relative performance during the year. In an effort to gain exposure to U.S. and non-U.S. interest rates and duration, interest rate swaps were utilized and added to performance. Currency forward contracts were used to hedge certain non-U.S. dollar positions and to express views on the relative value of differing currencies. In aggregate the exposure detracted from relative performance.
During the year, the Fund remained true to its overall objective of seeking current income consistent with preservation of capital.
This Fund may be suitable for investors who have a short-term investment horizon, seek an investment return that is relatively stable and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	27.4
Corporate Bonds	19.5
Asset-Backed Securities	17.0
Foreign Bonds	16.5
Mortgage-Backed Securities	15.9
Money Market Funds	3.5
Agency Obligations	2.6
Municipal Bonds	0.1
Written Options	—**
102.5
**Rounds to less than 0.05%

See Notes to Financial Statements.

Low-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	(0.40%)	(0.65%)	(0.60%)
Five Year	2.00%	1.74%	1.60%
Ten Year	1.80%	1.55%	1.08%
Since Inception	2.76%	2.58%	2.26%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.36%	0.63%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Bloomberg US Treasury 1-3 Year Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Par	Value
AGENCY OBLIGATIONS — 2.6%
Federal Home Loan Bank
0.90%, 02/26/27	$3,300,000	$ 3,217,678
0.92%, 02/26/27	3,300,000	3,227,762
Federal Home Loan Mortgage Corporation
0.80%, 10/27/26	3,000,000	2,925,018
0.80%, 10/28/26	4,000,000	3,903,934
Federal National Mortgage Association
0.70%, 07/30/25	6,000,000	5,908,443
0.88%, 12/18/26	8,700,000	8,509,556
Total Agency Obligations (Cost $28,297,315)		27,692,391
ASSET-BACKED SECURITIES — 17.0%
ACRES Commercial Realty, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 1.49%, 01/15/37 144A †	240,000	240,965
AIMCO CLO, Series 2017-AA, Class AR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 1.18%, 04/20/34 144A †	1,000,000	996,698
Ally Auto Receivables Trust, Series 2019-3, Class A3
1.93%, 05/15/24	494,952	497,827
American Express Credit Account Master Trust, Series 2021-1, Class A
0.90%, 11/15/26	3,220,000	3,206,585
AmeriCredit Automobile Receivables Trust, Series 2020-2, Class B
0.97%, 02/18/26	180,000	180,340
AMMC CLO XIII, Ltd., Series 2013-13A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.05%), 1.17%, 07/24/29 144A †	2,000,000	1,999,442
AMSR Trust, Series 2020-SFR5, Class A
1.38%, 11/17/37 144A	1,350,000	1,323,197
Anchorage Capital CLO 7, Ltd., Series 2015-7A, Class CR2
(Floating, ICE LIBOR USD 3M + 2.20%, 2.20% Floor), 2.34%, 01/28/31 144A †	450,000	450,030
Apidos CLO XXI, Series 2015-21A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 1.05%, 07/18/27 144A †	1,323,400	1,324,063
Apidos CLO XXII, Series 2015-22A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.50%), 1.63%, 04/20/31 144A †	250,000	249,087
	Par	Value
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.21%, 05/15/36 144A †	$2,350,000	$2,353,819
Arbor Realty Commercial Real Estate Notes, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.44%, 11/15/36 144A †	580,000	581,856
Ares LVI CLO, Ltd., Series 2020-56A, Class AR
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 1.29%, 10/25/34 144A †	250,000	250,125
Barings CLO, Ltd., Series 2013-IA, Class AR
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 0.93%, 01/20/28 144A †	957,826	957,448
BDS, Ltd., Series 2020-FL5, Class A
(Floating, U.S. 30-Day Average SOFR + 1.26%, 1.15% Floor), 1.31%, 02/16/37 144A †	750,000	751,133
BDS, Ltd., Series 2021-FL10, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.45%, 12/18/36 144A †	585,000	586,868
BDS, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.07%, 1.07% Floor), 1.18%, 06/16/36 144A †	1,450,000	1,446,979
Bear Stearns Asset Backed Securities I Trust, Series 2007-HE7, Class 1A1
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.10%, 10/25/37†	69,343	69,418
Bear Stearns Asset Backed Securities Trust, Series 2004-SD1, Class A2
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor, 11.00% Cap), 1.00%, 12/25/42†	8,555	8,551
Benefit Street Partners CLO II, Ltd., Series 2013-IIA, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 1.57%, 07/15/29 144A †	300,000	299,839
BMW Canada Auto Trust, Series 2021-1A, Class A2
0.50%, 07/20/24(C) 144A	1,500,000	1,176,408
BRSP, Ltd., Series 2021-FL1, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.25%, 08/19/38 144A †	2,600,000	2,595,705
BSPRT Issuer, Ltd., Series 2018-FL4 , Class AS
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.41%, 09/15/35 144A †	1,520,000	1,521,736

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
BSPRT Issuer, Ltd., Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.32%, 1.32% Floor), 1.42%, 12/15/38 144A †	$ 290,000	$ 290,415
CARS-DB4 LP, Series 2020-1A, Class A1
2.69%, 02/15/50 144A	314,629	318,822
CARS-DB5 LP, Series 2021-1A, Class A1
1.44%, 08/15/51 144A	1,995,599	1,968,151
Cedar Funding VI CLO, Ltd., Series 2016-6A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 1.18%, 04/20/34 144A †	1,490,000	1,488,513
Chesapeake Funding II LLC, Series 2019-1A, Class B
3.11%, 04/15/31 144A	240,000	241,691
Chesapeake Funding II LLC, Series 2019-1A, Class C
3.36%, 04/15/31 144A	230,000	231,722
Chesapeake Funding II LLC, Series 2019-1A, Class D
3.80%, 04/15/31 144A	370,000	373,209
Chesapeake Funding II LLC, Series 2020-1A, Class B
1.24%, 08/16/32 144A	100,000	100,289
CIFC Funding 2015-II, Ltd., Series 2015-2A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.01%, 1.01% Floor), 1.13%, 04/15/30 144A †	1,000,000	999,750
CIFC Funding, Ltd., Series 2018-3A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 1.22%, 07/18/31 144A †	500,000	499,224
CIFC Funding, Ltd., Series 2021-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 1.26%, 07/15/34 144A †	250,000	249,986
CLNC, Ltd., Series 2019-FL1, Class A
(Floating, U.S. 30-Day Average SOFR + 1.36%, 1.25% Floor), 1.41%, 08/20/35 144A †	1,290,000	1,294,087
CNH Capital Canada Receivables Trust, Series 2021-1A, Class A1
0.39%, 03/15/24(C) 144A	579,182	457,778
CNH Equipment Trust, Series 2018-B, Class A3
3.19%, 11/15/23	196,404	198,065
College Ave Student Loans LLC, Series 2021-B, Class A1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.90%, 06/25/52 144A †	243,197	243,785
College Ave Student Loans LLC, Series 2021-C, Class B
2.72%, 07/26/55 144A	100,000	100,582
	Par	Value
Credit Acceptance Auto Loan Trust, Series 2019-3A, Class A
2.38%, 11/15/28 144A	$ 512,131	$ 516,747
Credit Acceptance Auto Loan Trust, Series 2020-1A, Class A
2.01%, 02/15/29 144A	1,290,000	1,300,463
Credit Acceptance Auto Loan Trust, Series 2020-2A, Class A
1.37%, 07/16/29 144A	300,000	301,084
Credit Acceptance Auto Loan Trust, Series 2021-2A, Class A
0.96%, 02/15/30 144A	800,000	795,689
CSAB Mortgage-Backed Trust, Series 2006-2, Class A6A
(Step to 6.22% on 02/25/36), 6.22%, 09/25/36 STEP	256,353	119,907
CWABS, Inc. Asset-Backed Certificates Trust, Series 2004-6, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor), 0.64%, 12/25/34†	663,185	651,007
DataBank Issuer, Series 2021-1A, Class A2
2.06%, 02/27/51 144A	650,000	639,000
DataBank Issuer, Series 2021-2A, Class A2
2.40%, 10/25/51 144A	1,200,000	1,190,869
Dewolf Park CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.90% Floor), 1.04%, 10/15/30 144A †	2,950,000	2,946,918
Diamond Infrastructure Funding LLC, Series 2021-1A, Class A
1.76%, 04/15/49 144A	1,650,000	1,613,747
Diamond Issuer, Series 2021-1A, Class A
2.31%, 11/20/51 144A	1,750,000	1,731,915
Drive Auto Receivables Trust, Series 2020-1, Class C
2.36%, 03/16/26	850,000	856,879
Drive Auto Receivables Trust, Series 2020-2, Class B
1.42%, 03/17/25	400,000	401,042
Drive Auto Receivables Trust, Series 2021-1, Class B
0.65%, 07/15/25	1,650,000	1,648,016
Drive Auto Receivables Trust, Series 2021-3, Class B
1.11%, 05/15/26	1,350,000	1,332,330
Dryden 43 Senior Loan Fund, Series 2016-43A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 1.17%, 04/20/34 144A †	1,000,000	995,720
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.90%), 1.02%, 04/15/29 144A †	969,662	970,001

See Notes to Financial Statements.

	Par	Value
EDvestinU Private Education Loan Issue No. 1 LLC, Series 2019-A, Class A
3.58%, 11/25/38 144A	$ 248,332	$ 254,428
EDvestinU Private Education Loan Issue No. 3 LLC, Series 2021-A, Class A
1.80%, 11/25/45 144A	84,108	82,884
Elevation CLO, Ltd., Series 2017-7A, Class A
(Floating, ICE LIBOR USD 3M + 1.22%), 1.34%, 07/15/30 144A †	1,500,000	1,501,607
ELFI Graduate Loan Program LLC, Series 2021-A, Class A
1.53%, 12/26/46 144A	4,583,877	4,557,139
Elmwood CLO II, Ltd., Series 2019-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.28%, 04/20/34 144A †	1,700,000	1,700,847
Fairstone Financial Issuance Trust I, Series 2020-1A, Class A
2.51%, 10/20/39(C) 144A	460,000	363,953
FHLMC Structured Pass-Through Certificates, Series T-32, Class A1
(Floating, ICE LIBOR USD 1M + 0.26%, 0.26% Floor), 0.36%, 08/25/31†	179,598	175,821
FirstKey Homes Trust, Series 2020-SFR2, Class A
1.27%, 10/19/37 144A	4,686,630	4,574,032
Flexential Issuer, Series 2021-1A, Class A2
3.25%, 11/27/51 144A	1,250,000	1,250,774
Ford Auto Securitization Trust, Series 2020-AA, Class A2
0.89%, 08/15/24(C) 144A	2,668,982	2,112,008
Ford Credit Auto Lease Trust, Series 2020-A, Class B
2.05%, 06/15/23	1,010,000	1,017,470
FS RIALTO, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.22%, 1.22% Floor), 1.33%, 04/16/28 144A †	270,000	269,884
FS Rialto, Series 2021-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 1.36%, 11/16/36 144A †	515,000	515,511
GM Financial Automobile Leasing Trust, Series 2020-1, Class A3
1.67%, 12/20/22	1,584,224	1,587,528
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class B
2.03%, 04/16/25	390,000	395,613
GM Financial Consumer Automobile Receivables Trust, Series 2020-1, Class C
2.18%, 05/16/25	300,000	304,541
	Par	Value
GMF Canada Leasing Trust, Series 2020-1A, Class A2
0.91%, 07/20/23(C) 144A	$1,954,312	$1,546,725
GMF Canada Leasing Trust, Series 2020-1A, Class A3
1.05%, 11/20/25(C) 144A	1,690,000	1,337,137
GMF Canada Leasing Trust, Series 2021-1A, Class A2
0.64%, 03/20/24(C) 144A	2,000,000	1,576,711
GMF Floorplan Owner Revolving Trust, Series 2019-2, Class A
2.90%, 04/15/26 144A	2,000,000	2,074,177
Goldentree Loan Management U.S. CLO 1, Ltd., Series 2017-1A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 1.15%, 04/20/34 144A †	348,000	346,086
GoodLeap Sustainable Home Solutions Trust, Series 2021-4GS, Class A
1.93%, 07/20/48 144A	208,330	205,850
GPMT, Ltd., Series 2021-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.45%, 12/15/36 144A †	500,000	500,419
GreatAmerica Leasing Receivables Funding LLC, Series 2019-1, Class A3
3.05%, 09/15/22 144A	143,456	143,806
GreatAmerica Leasing Receivables Funding LLC, Series 2021-1, Class A3
0.34%, 08/15/24 144A	1,100,000	1,090,879
Greystone CRE Notes, Ltd., Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 1.29%, 09/15/37 144A †	1,770,000	1,774,380
Gulf Stream Meridian 4, Ltd., Series 2021-4A, Class A1
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.32%, 07/15/34 144A †	900,000	900,603
Harley-Davidson Motorcycle Trust, Series 2020-A, Class A3
1.87%, 10/15/24	430,410	433,084
Hertz Vehicle Financing LLC, Series 2021-1A, Class A
1.21%, 12/26/25 144A	1,700,000	1,685,794
Honda Auto Receivables Owner Trust, Series 2021-4, Class A3
0.88%, 01/21/26	520,000	520,991
Hyundai Auto Receivables Trust, Series 2021-C, Class A3
0.74%, 05/15/26	610,000	606,823
ITE Rail Fund Levered LP, Series 2021-3, Class A
2.21%, 06/28/51 144A	1,562,470	1,568,173
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Kubota Credit Owner Trust, Series 2020-2A, Class A3
0.59%, 10/15/24 144A	$1,520,000	$1,515,945
LCCM Trust, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 1.31%, 12/13/38 144A †	1,600,000	1,596,931
LCM XX LP, Series 20A, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%), 1.17%, 10/20/27 144A †	630,096	630,084
Lendmark Funding Trust, Series 2019-2A, Class A
2.78%, 04/20/28 144A	350,000	355,028
Lendmark Funding Trust, Series 2021-1A, Class A
1.90%, 11/20/31 144A	280,000	277,699
LoanCore Issuer, Ltd., Series 2018-CRE1, Class A
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.24%, 05/15/28 144A †	131,923	131,923
LoanCore Issuer, Ltd., Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.41%, 07/15/36 144A †	2,490,000	2,489,741
LoanCore Issuer, Ltd., Series 2021-CRE6, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.41%, 11/15/38 144A †	300,000	301,135
Madison Park Funding XIII, Ltd., Series 2014-13A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.90%), 2.02%, 04/19/30 144A †	400,000	399,558
Madison Park Funding XIX, Ltd., Series 2015-19A, Class A2R2
(Floating, ICE LIBOR USD 3M + 1.50%, 1.50% Floor), 1.63%, 01/22/28 144A †	600,000	597,772
Madison Park Funding XVII, Ltd., Series 2015-17A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.00%), 1.13%, 07/21/30 144A †	4,300,000	4,295,939
Magnetite VII, Ltd., Series 2012-7A, Class A1R2
(Floating, ICE LIBOR USD 3M + 0.80%), 0.92%, 01/15/28 144A †	2,833,823	2,831,852
Magnetite VIII, Ltd., Series 2014-8A, Class AR2
(Floating, ICE LIBOR USD 3M + 0.98%, 0.98% Floor), 1.10%, 04/15/31 144A †	530,000	530,313
Mariner Finance Issuance Trust, Series 2019-AA, Class A
2.96%, 07/20/32 144A	308,000	311,798
	Par	Value
Mariner Finance Issuance Trust, Series 2020-AA, Class A
2.19%, 08/21/34 144A	$ 140,000	$ 141,006
Mariner Finance Issuance Trust, Series 2021-AA, Class A
1.86%, 03/20/36 144A	110,000	108,326
MBarc Credit Canada, Inc., Series 2021-AA, Class A2
0.63%, 05/15/24(C) 144A	1,700,000	1,335,272
MF1, Ltd., Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.21%, 07/16/36 144A †	1,300,000	1,296,460
Mill City Mortgage Loan Trust, Series 2016-1, Class A1
2.50%, 04/25/57 144A	27,601	27,617
MMAF Equipment Finance LLC, Series 2020-BA, Class A3
0.49%, 08/14/25 144A	1,360,000	1,346,978
Navient Private Education Loan Trust, Series 2020-IA, Class A1B
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.11%, 04/15/69 144A †	1,849,498	1,861,998
Navient Private Education Refinancing Loan Trust, Series 2019-CA, Class A2
3.13%, 02/15/68 144A	253,650	258,699
Navient Private Education Refinancing Loan Trust, Series 2019-EA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.92%), 1.03%, 05/15/68 144A †	469,542	472,200
Navient Private Education Refinancing Loan Trust, Series 2020-A, Class A2A
2.46%, 11/15/68 144A	587,964	599,841
Navient Private Education Refinancing Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.90%), 1.01%, 11/15/68 144A †	97,994	98,748
Navient Private Education Refinancing Loan Trust, Series 2020-DA, Class A
1.69%, 05/15/69 144A	912,991	914,046
Navient Private Education Refinancing Loan Trust, Series 2020-FA, Class A
1.22%, 07/15/69 144A	411,200	410,493
Navient Private Education Refinancing Loan Trust, Series 2020-HA, Class A
1.31%, 01/15/69 144A	1,425,174	1,420,055
Navient Private Education Refinancing Loan Trust, Series 2021-A, Class A
0.84%, 05/15/69 144A	574,662	567,906

See Notes to Financial Statements.

	Par	Value
Navient Private Education Refinancing Loan Trust, Series 2021-CA, Class A
1.06%, 10/15/69 144A	$1,529,257	$1,507,914
Navient Private Education Refinancing Loan Trust, Series 2021-DA, Class A
(Floating, Prime Rate U.S. - 1.99%), 1.26%, 04/15/60 144A †	550,226	550,162
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class A
1.11%, 02/18/70 144A	1,637,522	1,622,928
Navient Student Loan Trust, Series 2016-6A, Class A2
(Floating, ICE LIBOR USD 1M + 0.75%), 0.85%, 03/25/66 144A †	511,658	512,672
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.15%, 12/27/66 144A †	839,585	847,183
Navient Student Loan Trust, Series 2017-5A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.90%, 07/26/66 144A †	850,750	855,289
Navient Student Loan Trust, Series 2018-EA, Class A2
4.00%, 12/15/59 144A	69,434	71,163
Navient Student Loan Trust, Series 2019-BA, Class A2A
3.39%, 12/15/59 144A	310,928	320,564
Nelnet Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 0.80%), 0.90%, 09/25/65 144A †	804,872	804,181
Nelnet Student Loan Trust, Series 2021-A, Class APT2
1.36%, 04/20/62 144A	801,575	787,292
Nelnet Student Loan Trust, Series 2021-BA, Class AFX
1.42%, 04/20/62 144A	755,314	745,405
Nelnet Student Loan Trust, Series 2021-CA, Class AFL
(Floating, ICE LIBOR USD 1M + 0.74%), 0.84%, 04/20/62 144A †	607,407	609,594
Nelnet Student Loan Trust, Series 2021-DA, Class AFX
1.63%, 04/20/62 144A	650,983	648,710
Neuberger Berman CLO XVI-S, Ltd., Series 2017-16SA, Class AR
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 1.16%, 04/15/34 144A †	1,145,000	1,143,020
	Par	Value
Neuberger Berman Loan Advisers CLO, Ltd., Series 2017-26A, Class AR
(Floating, ICE LIBOR USD 3M + 0.92%, 0.92% Floor), 1.07%, 10/18/30 144A †	$ 680,000	$ 680,340
Neuberger Berman Loan Advisers CLO, Ltd., Series 2019-33A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 1.20%, 10/16/33 144A †	3,450,000	3,450,307
NLY Commercial Mortgage Trust, Series 2019-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.30%, 1.30% Floor), 1.41%, 02/15/36 144A †	202,346	202,458
OCP CLO, Ltd., Series 2017-13A, Class A2R
(Floating, ICE LIBOR USD 3M + 1.55%, 1.55% Floor), 1.67%, 07/15/30 144A †	900,000	900,544
OCP CLO, Ltd., Series 2020-19A, Class BR
(Floating, ICE LIBOR USD 3M + 1.70%, 1.70% Floor), 1.83%, 10/20/34 144A †	250,000	249,957
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 1.09%, 04/15/31 144A †	500,000	497,824
OHA Credit Funding 2, Ltd., Series 2019-2A , Class AR
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.28%, 04/21/34 144A †	750,000	750,031
OneMain Direct Auto Receivables Trust, Series 2018-1A, Class A
3.43%, 12/16/24 144A	34,056	34,065
Onemain Financial Issuance Trust, Series 2018-1A, Class A
3.30%, 03/14/29 144A	61,483	61,531
OZLM Funding IV, Ltd., Series 2013-4A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.25%), 1.38%, 10/22/30 144A †	981,167	981,178
Palmer Square CLO, Ltd., Series 2013-2A, Class A1A3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 1.12%, 10/17/31 144A †	250,000	249,701
Palmer Square CLO, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.03%, 1.03% Floor), 1.15%, 04/18/31 144A †	1,550,000	1,550,347
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Palmer Square Loan Funding, Ltd., Series 2020-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.80%, 0.80% Floor), 0.96%, 02/20/28 144A †	$ 560,835	$ 560,565
PFS Financing Corp, Series 2020-B, Class A
1.21%, 06/15/24 144A	1,500,000	1,504,911
PFS Financing Corporation, Series 2019-A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.66%, 04/15/24 144A †	390,000	390,414
PFS Financing Corporation, Series 2019-A, Class A2
2.86%, 04/15/24 144A	1,500,000	1,510,124
PFS Financing Corporation, Series 2020-F, Class A
0.93%, 08/15/24 144A	684,000	685,650
PFS Financing Corporation, Series 2020-G, Class A
0.97%, 02/15/26 144A	330,000	328,341
PFS Financing Corporation, Series 2021-A, Class A
0.71%, 04/15/26 144A	230,000	226,957
Prodigy Finance CM DAC, Series 2021-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.25%), 1.35%, 07/25/51 144A †	198,674	198,761
Progress Residential Trust, Series 2021-SFR10, Class A
2.39%, 12/17/38 144A	152,000	153,236
Regional Management Issuance Trust, Series 2020-1, Class A
2.34%, 10/15/30 144A	110,000	110,850
Regional Management Issuance Trust, Series 2021-2, Class A
1.90%, 08/15/33 144A	221,000	216,872
Santander Bank NA, Series 2021-1A, Class B
1.83%, 12/15/31 144A	600,000	600,227
Santander Drive Auto Receivables Trust, Series 2020-2, Class B
0.96%, 11/15/24	122,844	122,956
Santander Drive Auto Receivables Trust, Series 2020-2, Class C
1.46%, 09/15/25	440,000	442,126
Securitized Term Auto Receivables Trust, Series 2019-1A, Class A3
2.99%, 02/27/23 144A	63,471	63,626
Signal Peak CLO 5, Ltd., Series 2018-5A, Class A
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 1.23%, 04/25/31 144A †	400,000	400,091
Sixth Street CLO XIX, Ltd., Series 2021-19A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 1.24%, 07/20/34 144A †	1,300,000	1,300,648
	Par	Value
SLM Private Credit Student Loan Trust, Series 2004-A, Class A3
(Floating, ICE LIBOR USD 3M + 0.40%), 0.60%, 06/15/33†	$ 271,595	$ 269,546
SLM Private Credit Student Loan Trust, Series 2007-A, Class A4A
(Floating, ICE LIBOR USD 3M + 0.24%), 0.44%, 12/16/41†	206,157	203,375
SMB Private Education Loan Trust, Series 2015-C, Class A2A
2.75%, 07/15/27 144A	29,797	29,885
SMB Private Education Loan Trust, Series 2016-A, Class A2B
(Floating, ICE LIBOR USD 1M + 1.50%), 1.61%, 05/15/31 144A †	430,749	434,734
SMB Private Education Loan Trust, Series 2018-B, Class A2B
(Floating, ICE LIBOR USD 1M + 0.72%), 0.83%, 01/15/37 144A †	408,231	409,888
SMB Private Education Loan Trust, Series 2020-A, Class A2A
2.23%, 09/15/37 144A	943,796	955,845
SMB Private Education Loan Trust, Series 2020-A, Class A2B
(Floating, ICE LIBOR USD 1M + 0.83%), 0.94%, 09/15/37 144A †	94,380	94,720
SMB Private Education Loan Trust, Series 2020-PTA, Class A2B
(Floating, ICE LIBOR USD 1M + 0.85%), 0.95%, 09/15/54 144A †	2,676,128	2,709,283
SMB Private Education Loan Trust, Series 2021-A, Class APL
0.00%, 01/15/53 144A	869,253	870,085
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	160,000	158,929
SMB Private Education Loan Trust, Series 2021-B, Class A
1.31%, 07/17/51 144A	585,719	581,702
SoFi Professional Loan Program LLC, Series 2015-D, Class A2
2.72%, 10/27/36 144A	255,858	256,671
SoFi Professional Loan Program LLC, Series 2016-A, Class A2
2.76%, 12/26/36 144A	81,481	81,785
SoFi Professional Loan Program LLC, Series 2016-C, Class A2B
2.36%, 12/27/32 144A	17,764	17,856
SoFi Professional Loan Program LLC, Series 2016-D, Class A2B
2.34%, 04/25/33 144A	31,344	31,688
SoFi Professional Loan Program LLC, Series 2016-F, Class A2
3.02%, 02/25/40 144A	381,176	389,532
SoFi Professional Loan Program LLC, Series 2019-B, Class A2FX
3.09%, 08/17/48 144A	126,975	129,641

See Notes to Financial Statements.

	Par	Value
SoFi Professional Loan Program Trust, Series 2018-C, Class A2FX
3.59%, 01/25/48 144A	$ 131,282	$ 134,569
SoFi Professional Loan Program Trust, Series 2020-A, Class A2FX
2.54%, 05/15/46 144A	485,301	494,253
SoFi Professional Loan Program Trust, Series 2021-B, Class AFX
1.14%, 02/15/47 144A	1,943,674	1,911,785
SoFi Professional Loan Program, Series 2018-B, Class A2FX
3.34%, 08/25/47 144A	357,304	363,632
Stack Infrastructure Issuer LLC, Series 2021-1A, Class A2
1.88%, 03/26/46 144A	1,600,000	1,575,596
Structured Asset Securities Corporation Mortgage Loan Trust, Series 2005-7XS, Class 2A1A
(Floating, ICE LIBOR USD 1M + 1.50%, 1.50% Floor), 1.60%, 04/25/35†	108,053	109,125
STWD, Ltd., Series 2019-FL1, Class A
(Floating, U.S. 30-Day Average SOFR + 1.19%, 1.08% Floor), 1.24%, 07/15/38 144A †	1,330,000	1,330,814
TCI-Symphony CLO, Ltd., Series 2017-1A, Class AR
(Floating, ICE LIBOR USD 3M + 0.93%, 0.93% Floor), 1.05%, 07/15/30 144A †	3,100,000	3,098,514
THL Credit Wind River CLO, Ltd., Series 2019-3A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 1.20%, 04/15/31 144A †	2,950,000	2,944,437
TICP CLO VI, Ltd., Series 2016-6A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 1.24%, 01/15/34 144A †	1,000,000	1,000,955
Towd Point Mortgage Trust, Series 2016-3, Class A1
2.25%, 04/25/56 144A	25,238	25,270
Towd Point Mortgage Trust, Series 2019-MH1, Class A1
3.00%, 11/25/58 144A	365,161	369,726
Towd Point Mortgage Trust, Series 2020-1, Class A1
2.71%, 01/25/60 144A † γ	724,074	735,927
Towd Point Mortgage Trust, Series 2020-2, Class A1A
1.64%, 04/25/60 144A	2,085,839	2,074,169
Transportation Finance Equipment Trust, Series 2019-1, Class A3
1.85%, 04/24/23 144A	319,151	320,809
TRESTLES CLO, Ltd., Series 2017-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 0.99%, 0.99% Floor), 1.11%, 04/25/32 144A †	550,000	549,725
	Par	Value
TRP - TRIP Rail Master Funding LLC, Series 2021-2, Class A
2.15%, 06/19/51 144A	$1,720,807	$ 1,715,395
TRTX Issuer, Ltd., Series 2019-FL3, Class A
(Floating, U.S. 30-Day Average SOFR + 1.26%, 1.15% Floor), 1.31%, 10/15/34 144A †	1,505,311	1,510,110
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 1.01%, 04/15/29 144A †	2,532,520	2,531,888
VB-S1 Issuer LLC, Series 2020-1A, Class C2
3.03%, 06/15/50 144A	670,000	689,140
Venture XVII CLO, Ltd., Series 2014-17A, Class ARR
(Floating, ICE LIBOR USD 3M + 0.88%), 1.00%, 04/15/27 144A †	281,507	281,425
Verizon Owner Trust, Series 2020-A, Class A1A
1.85%, 07/22/24	420,000	423,225
Volkswagen Auto Loan Enhanced Trust, Series 2021-1, Class A3
1.02%, 06/22/26	1,062,000	1,067,795
Volvo Financial Equipment LLC, Series 2019-1A, Class A3
3.00%, 03/15/23 144A	152,719	153,060
Westlake Automobile Receivables Trust, Series 2018-3A, Class D
4.00%, 10/16/23 144A	164,042	165,100
Westlake Automobile Receivables Trust, Series 2020-1A, Class C
2.52%, 04/15/25 144A	620,000	628,867
Westlake Automobile Receivables Trust, Series 2020-2A, Class B
1.32%, 07/15/25 144A	910,000	913,268
Wingstop Funding LLC, Series 2020-1A, Class A2
2.84%, 12/05/50 144A	1,044,750	1,048,104
World Omni Select Auto Trust, Series 2021-A, Class A3
0.53%, 03/15/27	3,150,000	3,119,017
Total Asset-Backed Securities (Cost $182,844,073)		182,598,143
CORPORATE BONDS — 19.5%
3M Co.
2.65%, 04/15/25Δ	80,000	83,595
7-Eleven, Inc.
0.95%, 02/10/26 144A Δ	1,600,000	1,551,560
ADT Security Corporation (The)
4.13%, 06/15/23Δ	180,000	187,146
AES Corporation (The)
1.38%, 01/15/26	1,700,000	1,652,889
Air Lease Corporation
2.63%, 07/01/22	150,000	151,221
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.25%, 01/15/23	$1,355,000	$1,372,276
2.75%, 01/15/23	175,000	177,736
0.80%, 08/18/24	490,000	480,396
1.88%, 08/15/26	200,000	197,009
Alexander Funding Trust
1.84%, 11/15/23 144A	1,355,000	1,360,511
Ally Financial, Inc.
4.13%, 02/13/22	1,700,000	1,706,758
1.45%, 10/02/23	2,135,000	2,142,599
3.88%, 05/21/24	400,000	421,840
Ameren Corporation
2.50%, 09/15/24	610,000	626,935
American Electric Power Co., Inc.
0.75%, 11/01/23	180,000	178,859
American Tower Corporation REIT
0.60%, 01/15/24Δ	1,300,000	1,287,063
2.40%, 03/15/25	215,000	221,012
1.60%, 04/15/26Δ	570,000	565,038
0.45%, 01/15/27(E)	205,000	230,877
0.40%, 02/15/27(E)	100,000	112,171
AT&T, Inc.
1.05%, 09/05/23(E)	290,000	336,631
(Floating, Australian BBSW 3M + 1.25%), 1.32%, 09/19/23(A) †	1,240,000	912,298
0.90%, 03/25/24	1,295,000	1,290,022
Athene Global Funding
2.80%, 05/26/23 144A	820,000	841,160
1.20%, 10/13/23 144A	725,000	726,393
Aviation Capital Group LLC
4.38%, 01/30/24 144A	1,000,000	1,049,586
1.95%, 01/30/26 144A	285,000	278,407
1.95%, 09/20/26 144A	345,000	335,662
Bank of America Corporation
(Variable, CAD Offered Rate 3M + 0.82%), 3.30%, 04/24/24(C) ^	2,000,000	1,620,032
(Variable, U.S. SOFR + 0.74%), 0.81%, 10/24/24^	1,850,000	1,838,645
(Variable, U.S. SOFR + 0.69%), 0.98%, 04/22/25^	1,555,000	1,543,606
(Variable, U.S. SOFR + 0.65%), 1.53%, 12/06/25^	1,860,000	1,865,642
(Variable, U.S. SOFR + 0.91%), 1.66%, 03/11/27^	1,000,000	993,842
(Variable, U.S. SOFR + 0.96%), 1.73%, 07/22/27^	725,000	720,532
Baxter International, Inc.
1.32%, 11/29/24 144A	2,075,000	2,073,841
Becton Dickinson Euro Finance S.a.r.l.
0.63%, 06/04/23(E)	900,000	1,034,738
1.21%, 06/04/26(E)	120,000	141,427
Becton, Dickinson and Co.
0.03%, 08/13/25(E)	100,000	113,194
Berry Global, Inc.
0.95%, 02/15/24	1,035,000	1,026,968
1.57%, 01/15/26	1,600,000	1,567,440
Blackstone Private Credit Fund
3.25%, 03/15/27 144A	700,000	708,096
	Par	Value
Blackstone Secured Lending Fund
3.65%, 07/14/23	$ 985,000	$1,015,754
Boeing Co. (The)
4.51%, 05/01/23	3,000,000	3,134,525
1.43%, 02/04/24	1,970,000	1,968,230
2.20%, 02/04/26	200,000	200,052
Booking Holdings, Inc.
0.10%, 03/08/25(E)	160,000	182,355
Brighthouse Financial Global Funding
1.00%, 04/12/24 144A	330,000	327,401
Broadcom, Inc.
4.70%, 04/15/25	690,000	755,313
3.15%, 11/15/25	750,000	786,304
Brunswick Corporation
0.85%, 08/18/24Δ	1,045,000	1,030,896
Calpine Corporation
5.25%, 06/01/26 144A Δ	67,000	68,823
Cantor Fitzgerald LP
6.50%, 06/17/22 144A	750,000	768,674
Capital One Financial Corporation
0.80%, 06/12/24(E)	900,000	1,043,346
(Variable, U.S. SOFR + 0.69%), 1.34%, 12/06/24^	1,480,000	1,489,759
CCO Holdings LLC
5.13%, 05/01/27 144A	400,000	412,490
CDK Global, Inc.
4.88%, 06/01/27	125,000	129,516
CDW LLC
5.50%, 12/01/24	275,000	301,617
CenterPoint Energy Resources Corporation
(Floating, ICE LIBOR USD 3M + 0.50%), 0.67%, 03/02/23†	300,000	299,385
0.70%, 03/02/23	805,000	801,564
Charter Communications Operating LLC
4.46%, 07/23/22	500,000	507,431
4.50%, 02/01/24Δ	2,700,000	2,873,199
Cheniere Corpus Christi Holdings LLC
5.88%, 03/31/25	630,000	698,934
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25^	440,000	454,964
CIT Group, Inc.
5.00%, 08/15/22	750,000	767,693
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 0.72%), 3.14%, 01/24/23^	910,000	911,165
(Floating, ICE LIBOR USD 3M + 1.02%), 1.19%, 06/01/24†	1,000,000	1,009,703
(Variable, U.S. SOFR + 0.69%), 0.78%, 10/30/24^	1,775,000	1,764,503
(Variable, U.S. SOFR + 0.67%), 0.98%, 05/01/25^	1,645,000	1,633,173
(Variable, U.S. SOFR + 0.53%), 1.28%, 11/03/25^	480,000	479,117
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26^	525,000	550,959

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. SOFR + 0.77%), 1.46%, 06/09/27^	$ 465,000	$ 457,229
Citrix Systems, Inc.
1.25%, 03/01/26	600,000	585,209
CNH Industrial Capital LLC
1.95%, 07/02/23	590,000	597,949
CommonSpirit Health
1.55%, 10/01/25	800,000	793,522
Crown Americas LLC
4.75%, 02/01/26	150,000	153,947
Crown Castle International Corporation REIT
1.35%, 07/15/25Δ	335,000	330,909
CrownRock LP
5.63%, 10/15/25 144A	500,000	511,835
Daimler Finance North America LLC
(Floating, ICE LIBOR USD 3M + 0.90%), 1.06%, 02/15/22 144A †	1,000,000	1,000,904
2.55%, 08/15/22 144A Δ	1,000,000	1,011,481
0.75%, 03/01/24 144A	1,790,000	1,774,484
Daimler Trucks Finance North America LLC
1.13%, 12/14/23 144A	1,640,000	1,641,371
1.63%, 12/13/24 144A	590,000	594,955
2.00%, 12/14/26 144A	150,000	150,823
Dell International LLC
5.45%, 06/15/23	316,000	333,483
Devon Energy Corporation
5.25%, 09/15/24 144A	915,000	990,698
Diamondback Energy, Inc.
4.75%, 05/31/25	700,000	767,734
Discover Bank
3.35%, 02/06/23	1,590,000	1,628,532
Endeavor Energy Resources LP
6.63%, 07/15/25 144A	150,000	158,882
Energy Transfer LP
3.60%, 02/01/23	105,000	107,066
4.25%, 03/15/23	1,880,000	1,932,432
2.90%, 05/15/25	260,000	268,600
Entergy Louisiana LLC
0.95%, 10/01/24	1,030,000	1,019,506
EQM Midstream Partners LP
6.50%, 07/01/27 144A	330,000	370,016
Equinix, Inc. REIT
2.63%, 11/18/24	985,000	1,015,807
1.25%, 07/15/25Δ	345,000	338,805
Equitable Financial Life Global Funding
1.00%, 01/09/26 144A	1,600,000	1,553,592
Evergy, Inc.
2.45%, 09/15/24	1,020,000	1,047,099
F&G Global Funding
0.90%, 09/20/24 144A	1,860,000	1,833,863
Fidelity National Information Services, Inc.
0.13%, 12/03/22(E)	300,000	342,722
0.75%, 05/21/23(E)	1,050,000	1,209,017
0.60%, 03/01/24	445,000	438,345
	Par	Value
FirstEnergy Corporation
3.35%, 07/15/22	$2,357,000	$2,367,253
4.75%, 03/15/23	570,000	593,513
Fiserv, Inc.
1.13%, 07/01/27(E)	180,000	211,983
Ford Motor Credit Co. LLC
5.60%, 01/07/22	1,800,000	1,803,582
4.14%, 02/15/23	345,000	353,642
3.37%, 11/17/23	750,000	774,375
5.58%, 03/18/24	300,000	323,627
5.13%, 06/16/25	640,000	696,832
FS KKR Capital Corporation
4.75%, 05/15/22	1,000,000	1,010,521
4.25%, 02/14/25 144A	880,000	922,026
GA Global Funding Trust
1.63%, 01/15/26 144A	400,000	397,288
General Mills, Inc.
0.45%, 01/15/26(E)	100,000	114,713
General Motors Co.
5.40%, 10/02/23	230,000	246,311
General Motors Financial Co., Inc.
1.05%, 03/08/24	675,000	671,931
3.95%, 04/13/24	925,000	973,997
1.20%, 10/15/24	900,000	894,132
Glencore Funding LLC
4.63%, 04/29/24 144A	1,800,000	1,923,774
Global Payments, Inc.
1.50%, 11/15/24	700,000	700,684
1.20%, 03/01/26	1,000,000	972,111
Goldman Sachs Group, Inc. (The)
1.38%, 07/26/22(E)	220,000	253,075
(Floating, 0.55% - Euribor 3M), 0.00%, 04/21/23(E) †	210,000	239,346
(Floating, Australian BBSW 3M + 1.20%), 1.24%, 05/16/23(A) †	2,000,000	1,469,884
(Variable, ICE LIBOR USD 3M + 1.05%), 2.91%, 06/05/23^	920,000	927,784
(Variable, U.S. SOFR + 0.54%), 0.63%, 11/17/23^	1,250,000	1,247,081
(Variable, U.S. SOFR + 0.57%), 0.67%, 03/08/24^	1,830,000	1,822,345
(Variable, U.S. SOFR + 0.49%), 0.93%, 10/21/24^	1,900,000	1,892,794
3.50%, 04/01/25	380,000	402,236
(Variable, U.S. SOFR + 0.61%), 0.86%, 02/12/26Δ ^	810,000	795,000
Golub Capital BDC, Inc.
3.38%, 04/15/24	575,000	591,217
Graphic Packaging International LLC
0.82%, 04/15/24 144A	735,000	723,907
Gray Oak Pipeline LLC
2.00%, 09/15/23 144A	905,000	915,215
HCA, Inc.
5.38%, 02/01/25	525,000	577,658
5.88%, 02/15/26	295,000	333,359
Healthpeak Properties, Inc. REIT
1.35%, 02/01/27	145,000	141,286
Hilton Domestic Operating Co., Inc.
5.38%, 05/01/25 144A	500,000	520,818
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Humana, Inc.
2.90%, 12/15/22	$1,700,000	$1,733,868
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23 144A Δ	510,000	505,762
Hyundai Capital America
1.15%, 11/10/22 144A Δ	3,840,000	3,850,546
1.25%, 09/18/23 144A	900,000	899,721
1.00%, 09/17/24 144A	855,000	840,910
1.65%, 09/17/26 144A	360,000	353,431
Illinois Tool Works, Inc.
0.25%, 12/05/24(E)	180,000	206,401
Infor, Inc.
1.45%, 07/15/23 144A	365,000	366,393
International Flavors & Fragrances, Inc.
1.23%, 10/01/25 144A	1,500,000	1,468,850
International Lease Finance Corporation
5.88%, 08/15/22	500,000	515,512
IQVIA, Inc.
5.00%, 05/15/27 144A	200,000	207,270
iStar, Inc. REIT
4.75%, 10/01/24	150,000	155,811
Jackson Financial, Inc.
1.13%, 11/22/23 144A	595,000	594,207
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	374,000	389,950
1.50%, 01/27/25(E)	120,000	142,828
(Variable, U.S. SOFR + 0.42%), 0.56%, 02/16/25^	790,000	779,060
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	290,000	296,839
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	376,000	382,075
(Variable, U.S. SOFR + 0.89%), 1.58%, 04/22/27^	600,000	593,564
Kinder Morgan, Inc.
(Floating, ICE LIBOR USD 3M + 1.28%), 1.40%, 01/15/23†	660,000	665,616
Kraft Heinz Foods Co.
(Floating, ICE LIBOR USD 3M + 0.82%), 0.97%, 08/10/22†	400,000	399,574
3.88%, 05/15/27	650,000	703,293
Lehman Brothers Holdings, Inc.
6.63%, 01/18/12#	600,000	3,300
Lennar Corporation
4.50%, 04/30/24	1,000,000	1,063,540
Level 3 Financing, Inc.
5.25%, 03/15/26	250,000	255,891
Live Nation Entertainment, Inc.
6.50%, 05/15/27 144A	125,000	136,869
Lumen Technologies, Inc.
5.13%, 12/15/26 144A Δ	615,000	640,916
4.00%, 02/15/27 144A	300,000	304,740
Marathon Petroleum Corporation
4.70%, 05/01/25	130,000	141,987
Marsh & McLennan Cos., Inc.
1.35%, 09/21/26(E)	145,000	172,460
	Par	Value
McCormick & Co., Inc.
2.70%, 08/15/22	$ 200,000	$ 202,100
McDonald’s Corporation
3.30%, 07/01/25	155,000	164,514
Medtronic Global Holdings SCA
0.00%, 12/02/22(E)	255,000	291,289
0.00%, 10/15/25(E)	100,000	113,497
Metropolitan Life Global Funding I
0.70%, 09/27/24 144A	3,000,000	2,957,905
Microchip Technology, Inc.
2.67%, 09/01/23	745,000	761,222
0.97%, 02/15/24	1,380,000	1,368,795
0.98%, 09/01/24 144A	370,000	363,495
4.25%, 09/01/25	250,000	259,706
MMS U.S.A. Holdings, Inc.
0.63%, 06/13/25(E)	100,000	115,143
Morgan Stanley
(Floating, CAD Offered Rate 3M + 0.30%), 0.78%, 02/03/23(C) †	1,500,000	1,186,333
(Variable, U.S. SOFR + 0.46%), 0.53%, 01/25/24^	1,320,000	1,315,846
1.75%, 03/11/24(E)	205,000	242,630
(Variable, ICE LIBOR USD 3M + 0.85%), 3.74%, 04/24/24^	750,000	776,202
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	1,015,000	1,005,303
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	790,000	814,727
(Variable, U.S. SOFR + 0.75%), 0.86%, 10/21/25^	525,000	517,987
(Variable, U.S. SOFR + 0.56%), 1.16%, 10/21/25^	3,060,000	3,038,381
MUFG Union Bank NA
2.10%, 12/09/22	1,000,000	1,012,989
Mylan, Inc.
3.13%, 01/15/23 144A	1,700,000	1,735,915
NextEra Energy Capital Holdings, Inc.
1.88%, 01/15/27Δ	710,000	714,645
NextEra Energy Operating Partners LP
4.25%, 07/15/24 144A	405,000	421,194
NIKE, Inc.
2.40%, 03/27/25	105,000	108,825
Nissan Motor Acceptance Co. LLC
(Floating, ICE LIBOR USD 3M + 0.69%), 0.91%, 09/28/22 144A †	300,000	300,326
3.45%, 03/15/23 144A	1,350,000	1,385,970
1.13%, 09/16/24 144A	675,000	663,763
Nordstrom, Inc.
2.30%, 04/08/24Δ	250,000	250,264
NRG Energy, Inc.
6.63%, 01/15/27	44,000	45,795
Nuance Communications, Inc.
5.63%, 12/15/26	125,000	129,106
OGE Energy Corporation
0.70%, 05/26/23	380,000	378,416

See Notes to Financial Statements.

	Par	Value
Oklahoma Gas and Electric Co.
0.55%, 05/26/23	$ 550,000	$ 546,598
ONE Gas, Inc.
0.85%, 03/11/23Δ	780,000	779,358
1.10%, 03/11/24	1,835,000	1,826,216
OneMain Finance Corporation
5.63%, 03/15/23Δ	435,000	454,849
Owl Rock Capital Corporation
4.25%, 01/15/26	510,000	537,067
Owl Rock Technology Finance Corporation
3.75%, 06/17/26 144A	345,000	355,934
Pacific Gas and Electric Co.
(Floating, ICE LIBOR USD 3M + 1.48%), 1.69%, 06/16/22†	1,100,000	1,100,370
1.75%, 06/16/22	3,000,000	3,000,021
1.37%, 03/10/23	1,835,000	1,824,159
3.25%, 06/15/23	100,000	101,863
4.25%, 08/01/23	200,000	207,059
3.85%, 11/15/23	100,000	103,294
3.75%, 02/15/24	200,000	207,422
3.45%, 07/01/25	146,000	151,499
2.10%, 08/01/27	600,000	580,137
Pacific Life Global Funding II
(Floating, U.S. SOFR + 0.62%), 0.67%, 06/04/26 144A † Δ	3,400,000	3,424,138
PeaceHealth Obligated Group
1.38%, 11/15/25	104,000	103,475
Penske Truck Leasing Co. LP
3.45%, 07/01/24 144A	1,500,000	1,573,036
2.70%, 11/01/24 144A	1,105,000	1,139,628
1.20%, 11/15/25 144A	295,000	287,840
1.70%, 06/15/26 144A	430,000	425,723
PerkinElmer, Inc.
0.55%, 09/15/23Δ	385,000	381,935
0.85%, 09/15/24	690,000	680,742
Phillips 66
0.90%, 02/15/24	585,000	581,044
Pioneer Natural Resources Co.
0.55%, 05/15/23	385,000	383,680
0.75%, 01/15/24	455,000	449,109
1.13%, 01/15/26	280,000	272,331
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	250,000	266,295
PulteGroup, Inc.
5.00%, 01/15/27Δ	64,000	72,766
Qorvo, Inc.
1.75%, 12/15/24 144A	620,000	621,053
Quanta Services, Inc.
0.95%, 10/01/24	385,000	381,140
Reliance Standard Life Global Funding II
2.15%, 01/21/23 144A	465,000	471,472
Sabine Pass Liquefaction LLC
5.75%, 05/15/24	1,048,000	1,140,537
Santander Holdings U.S.A., Inc.
3.70%, 03/28/22	510,000	512,203
	Par	Value
SBA Tower Trust REIT
2.84%, 01/15/25 144A	$3,225,000	$3,312,291
1.88%, 01/15/26 144A	680,000	679,668
1.63%, 11/15/26 144A	800,000	788,023
Simon International Finance SCA REIT
1.38%, 11/18/22(E)	105,000	120,917
Sirius XM Radio, Inc.
3.13%, 09/01/26 144A Δ	600,000	600,963
SK Battery America, Inc.
2.13%, 01/26/26	200,000	195,988
Skyworks Solutions, Inc.
0.90%, 06/01/23Δ	125,000	124,406
Southern California Edison Co.
1.85%, 02/01/22	107,143	107,229
Southwest Airlines Co.
4.75%, 05/04/23	675,000	707,173
Sprint Corporation
7.88%, 09/15/23	665,000	733,312
Sprint Spectrum Co. LLC
4.74%, 03/20/25 144A	361,563	378,742
Steel Dynamics, Inc.
2.40%, 06/15/25Δ	35,000	35,852
Stellantis Finance U.S., Inc.
1.71%, 01/29/27 144A	1,000,000	984,116
Stryker Corporation
0.60%, 12/01/23	265,000	263,713
Synchrony Financial
2.85%, 07/25/22	232,000	234,390
4.50%, 07/23/25	410,000	443,528
Target Corporation
2.25%, 04/15/25	135,000	139,281
TerraForm Power Operating LLC
4.25%, 01/31/23 144A Δ	150,000	153,533
T-Mobile U.S.A., Inc.
1.50%, 02/15/26	2,492,000	2,465,238
2.25%, 02/15/26	205,000	205,825
2.63%, 04/15/26	84,000	84,530
Toll Brothers Finance Corporation
4.38%, 04/15/23	200,000	206,711
Truist Financial Corporation
2.20%, 03/16/23	1,185,000	1,205,320
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	212,275	232,970
United Airlines Pass-Through Trust, Series 2020-1, Class B
4.88%, 01/15/26	40,410	42,425
Ventas Realty LP REIT
2.65%, 01/15/25	695,000	716,842
Verizon Communications, Inc.
(Floating, ICE LIBOR USD 3M + 1.10%), 1.26%, 05/15/25†	1,000,000	1,020,036
1.75%, 01/20/31	220,000	208,722
Viasat, Inc.
5.63%, 04/15/27 144A	475,000	489,763
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	$ 900,000	$ 927,532
5.63%, 02/15/27 144A	250,000	257,816
VMware, Inc.
1.00%, 08/15/24	770,000	763,170
1.40%, 08/15/26	430,000	423,292
Volkswagen Group of America Finance LLC
2.90%, 05/13/22 144A	230,000	231,896
2.70%, 09/26/22 144A	2,000,000	2,029,204
0.88%, 11/22/23 144A	1,305,000	1,297,003
Wells Fargo & Co.
(Variable, U.S. SOFR + 0.51%), 0.81%, 05/19/25^	405,000	400,680
WESCO Distribution, Inc.
7.13%, 06/15/25 144A	520,000	551,863
Western Midstream Operating LP
4.65%, 07/01/26	325,000	354,070
Westinghouse Air Brake Technologies Corporation
4.40%, 03/15/24	800,000	846,835
3.20%, 06/15/25	325,000	338,665
Yum! Brands, Inc.
7.75%, 04/01/25 144A	430,000	453,622
Zimmer Biomet Holdings, Inc.
1.45%, 11/22/24	1,075,000	1,072,852
Total Corporate Bonds (Cost $209,089,913)		209,046,082
FOREIGN BONDS — 16.5%
Australia — 0.4%
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 0.69%), 1.20%, 10/14/25 144A ^	800,000	793,637
NBN Co., Ltd.
0.88%, 10/08/24 144A	880,000	868,258
Santos Finance, Ltd.
4.13%, 09/14/27	200,000	211,380
Westpac Banking Corporation
3.15%, 01/16/24 144A	1,275,000	1,331,457
Woodside Finance, Ltd.
3.70%, 09/15/26 144A	400,000	426,313
		3,631,045
Austria — 0.0%
Klabin Austria GmbH
3.20%, 01/12/31 144A	200,000	185,547
Suzano Austria GmbH
3.13%, 01/15/32	45,000	43,616
		229,163
Belgium — 0.0%
KBC Group NV
1.13%, 01/25/24(E)	200,000	233,644
Bermuda — 0.1%
Triton Container International, Ltd.
0.80%, 08/01/23 144A	630,000	624,074
	Par	Value
Brazil — 0.3%
Banco Bradesco SA
2.85%, 01/27/23 144A	$1,495,000	$ 1,512,275
Brazilian Government International Bond
3.88%, 06/12/30Δ	288,000	279,864
Itau Unibanco Holding SA
2.90%, 01/24/23 144A	920,000	930,810
Nexa Resources SA
5.38%, 05/04/27 144A	200,000	212,452
		2,935,401
Canada — 1.3%
1011778 BC ULC
5.75%, 04/15/25 144A	200,000	207,737
Bank of Nova Scotia (The)
(Floating, U.S. SOFR + 0.61%), 0.66%, 09/15/26†	1,500,000	1,501,054
Canadian Pacific Railway Co.
1.35%, 12/02/24	1,070,000	1,071,584
1.75%, 12/02/26	205,000	206,156
CDP Financial, Inc.
1.00%, 05/26/26 144A	520,000	512,473
CPPIB Capital, Inc.
0.50%, 09/16/24 144A Δ	1,265,000	1,247,537
Element Fleet Management Corporation
1.60%, 04/06/24 144A Δ	315,000	315,489
GFL Environmental, Inc.
5.13%, 12/15/26 144A	400,000	416,490
National Bank of Canada
0.75%, 08/06/24Δ	1,485,000	1,465,954
OMERS Finance Trust
1.13%, 04/14/23 144A	1,770,000	1,780,923
1.10%, 03/26/26 144A	675,000	667,578
Royal Bank of Canada
(Floating, U.S. SOFR + 0.53%), 0.57%, 01/20/26†	2,000,000	2,000,352
Toronto-Dominion Bank (The)
0.38%, 04/25/24(E)	305,000	350,650
TransCanada PipeLines, Ltd.
1.00%, 10/12/24	1,755,000	1,740,984
		13,484,961
Chile — 0.0%
Chile Government International Bond
2.45%, 01/31/31	237,000	235,815
China — 0.5%
AAC Technologies Holdings, Inc.
2.63%, 06/02/26	200,000	196,561
Avolon Holdings Funding, Ltd.
5.50%, 01/15/23 144A	900,000	933,749
Azure Nova International Finance, Ltd.
4.25%, 03/21/27	200,000	216,498

See Notes to Financial Statements.

	Par	Value
Baidu, Inc.
2.88%, 07/06/22	$ 235,000	$ 237,066
CDBL Funding 1
3.50%, 10/24/27	200,000	208,866
China Life Insurance Overseas Co., Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.53%), 3.35%, 07/27/27^	200,000	201,388
China Mengniu Dairy Co., Ltd.
1.88%, 06/17/25	200,000	199,012
CICC Hong Kong Finance 2016 MTN, Ltd.
2.00%, 01/26/26	200,000	199,396
Country Garden Holdings Co., Ltd.
5.63%, 12/15/26	200,000	189,447
Haitong International Securities Group, Ltd.
3.13%, 05/18/25	200,000	205,050
Longfor Group Holdings, Ltd.
3.90%, 04/16/23	200,000	203,512
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	700,000	715,477
4.50%, 03/15/23 144A	1,000,000	1,032,464
Sino-Ocean Land Treasure Finance II, Ltd.
5.95%, 02/04/27	200,000	194,077
Sinopec Group Overseas Development 2017, Ltd.
3.63%, 04/12/27	200,000	216,026
Weibo Corporation
3.50%, 07/05/24	200,000	206,079
		5,354,668
Colombia — 0.1%
Colombia Government International Bond
3.88%, 04/25/27	270,000	272,565
4.50%, 03/15/29	259,000	264,185
Ecopetrol SA
5.38%, 06/26/26	200,000	211,020
4.63%, 11/02/31	60,000	58,441
Millicom International Cellular SA
4.50%, 04/27/31 144A	200,000	201,805
SURA Asset Management SA
4.88%, 04/17/24 144A	100,000	105,553
		1,113,569
Denmark — 0.4%
Danske Bank A/S
3.88%, 09/12/23 144A	400,000	416,264
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.03%), 1.17%, 12/08/23 144A ^	2,400,000	2,400,102
5.38%, 01/12/24 144A	600,000	646,271
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.98%, 09/10/25 144A ^	200,000	197,078
	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	$ 540,000	$ 532,731
		4,192,446
Dominican Republic — 0.0%
Dominican Republic International Bond
4.88%, 09/23/32 144A	150,000	152,813
6.40%, 06/05/49	150,000	157,876
		310,689
Finland — 0.1%
CRH Finland Services OYJ
0.88%, 11/05/23(E)	180,000	208,507
Nordea Bank Abp
1.50%, 09/30/26 144A	700,000	688,730
		897,237
France — 0.5%
Banque Federative du Credit Mutuel SA
0.75%, 06/15/23(E)	100,000	115,546
0.65%, 02/27/24 144A	1,140,000	1,126,630
1.00%, 02/04/25 144A	1,865,000	1,836,639
0.75%, 06/08/26(E)	100,000	116,302
BNP Paribas SA
(Variable, 0.70% - Euribor 3M), 0.25%, 04/13/27(E) ^	300,000	337,899
BPCE SA
0.63%, 04/28/25(E)	100,000	115,745
Capgemini SE
0.63%, 06/23/25(E)	200,000	231,796
Credit Agricole SA
(Variable, U.S. SOFR + 0.89%), 1.25%, 01/26/27 144A ^	250,000	243,514
Engie SA
0.38%, 02/28/23(E)	200,000	229,215
PSA Banque France SA
0.00%, 01/22/25(E)	100,000	113,206
RCI Banque SA
0.75%, 04/10/23(E)	425,000	487,320
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	200,000	194,996
Veolia Environnement SA
0.67%, 03/30/22(E)	200,000	227,795
		5,376,603
Germany — 0.3%
Amphenol Technologies Holding GmbH
0.75%, 05/04/26(E)	120,000	139,564
Commerzbank AG
(Variable, 1.30% - Euribor 3M), 0.75%, 03/24/26(E) ^	100,000	115,569
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Deutsche Bank AG
(Variable, U.S. SOFR + 1.13%), 1.45%, 04/01/25^	$150,000	$ 149,171
(Variable, 1.60% - Euribor 3M), 1.00%, 11/19/25(E) ^	100,000	115,898
E.ON SE
0.00%, 10/24/22(E)	240,000	273,983
KION Group AG
1.63%, 09/24/25(E)	100,000	119,804
Traton Finance Luxembourg SA
0.00%, 06/14/24(E)	100,000	113,593
0.13%, 11/10/24(E)	100,000	113,668
0.13%, 03/24/25(E)	200,000	226,544
Volkswagen Bank GmbH
0.38%, 07/05/22(E)	300,000	342,859
1.88%, 01/31/24(E)	300,000	354,615
Volkswagen Leasing GmbH
1.00%, 02/16/23(E)	260,000	300,082
0.38%, 07/20/26(E)	60,000	68,212
Vonovia SE
0.00%, 09/16/24(E) Δ	100,000	113,486
		2,547,048
Guatemala — 0.0%
Central American Bottling Corporation
5.75%, 01/31/27 144A	200,000	205,718
Hong Kong — 0.1%
CMB International Leasing Management, Ltd.
1.25%, 09/16/24	200,000	197,244
CMB Wing Lung Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.75%), 3.75%, 11/22/27^	200,000	202,891
		400,135
India — 0.2%
Adani Transmission, Ltd.
4.00%, 08/03/26	200,000	210,463
ICICI Bank, Ltd.
3.80%, 12/14/27	200,000	212,897
Indian Railway Finance Corporation, Ltd.
3.73%, 03/29/24	200,000	208,439
NTPC, Ltd.
3.75%, 04/03/24	200,000	207,807
Oil India, Ltd.
5.38%, 04/17/24	200,000	215,551
REC, Ltd.
3.88%, 07/07/27	200,000	209,338
Shriram Transport Finance Co., Ltd.
5.10%, 07/16/23 144A	275,000	280,830
		1,545,325
Indonesia — 0.2%
Indonesia Government International Bond
4.75%, 02/11/29	246,000	286,738
	Par	Value
Pelabuhan Indonesia II PT
4.25%, 05/05/25	$ 200,000	$ 214,377
Pelabuhan Indonesia III Persero PT
4.50%, 05/02/23 144A	1,175,000	1,223,580
Pertamina Persero PT
1.40%, 02/09/26Δ	200,000	194,471
3.10%, 08/27/30	200,000	204,749
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13%, 05/15/27Δ	200,000	213,658
		2,337,573
Ireland — 1.0%
Abbott Ireland Financing DAC
0.88%, 09/27/23(E)	200,000	232,119
0.10%, 11/19/24(E)	170,000	194,768
AerCap Ireland Capital DAC
3.50%, 05/26/22	400,000	403,567
3.30%, 01/23/23	155,000	158,307
4.50%, 09/15/23	1,000,000	1,049,360
1.15%, 10/29/23	1,330,000	1,324,902
2.88%, 08/14/24	150,000	154,422
1.65%, 10/29/24	2,585,000	2,582,208
3.50%, 01/15/25	350,000	365,708
2.45%, 10/29/26	405,000	408,823
Ardagh Packaging Finance PLC
5.25%, 04/30/25 144A	250,000	258,384
ESB Finance DAC
3.49%, 01/12/24(E)	100,000	122,087
Fresenius Finance Ireland PLC
0.00%, 10/01/25(E)	100,000	112,582
SMBC Aviation Capital Finance DAC
3.00%, 07/15/22 144A	540,000	545,625
4.13%, 07/15/23 144A	1,800,000	1,876,304
3.55%, 04/15/24 144A	800,000	835,810
Smurfit Kappa Treasury ULC
1.50%, 09/15/27(E)	100,000	119,565
		10,744,541
Italy — 0.2%
ACEA SpA
0.00%, 09/28/25(E)	100,000	113,352
ASTM SpA
1.00%, 11/25/26(E)	170,000	194,264
FCA Bank SpA
0.50%, 09/18/23(E)	1,010,000	1,158,690
0.00%, 04/16/24(E)	100,000	113,605
Snam SpA
0.00%, 08/15/25(E)	100,000	113,182
Telecom Italia SpA
5.30%, 05/30/24 144A	200,000	210,750
UniCredit SpA
6.95%, 10/31/22(E)	225,000	270,493
		2,174,336
Japan — 3.8%
Central Nippon Expressway Co., Ltd.
2.85%, 03/03/22	2,000,000	2,007,100

See Notes to Financial Statements.

	Par	Value
Denso Corporation
1.24%, 09/16/26	$ 200,000	$ 196,202
Japan Treasury Discount Bills
0.00%, 02/14/22(J) Ω	1,485,000,000	12,911,296
Mitsubishi UFJ Financial Group, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.68%), 0.85%, 09/15/24^	1,745,000	1,737,259
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.55%), 0.95%, 07/19/25^	1,880,000	1,858,366
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.96%, 10/11/25^	3,185,000	3,142,305
Mizuho Financial Group, Inc.
(Variable, ICE LIBOR USD 3M + 0.84%), 2.72%, 07/16/23^	640,000	646,312
(Floating, Australian BBSW 3M + 1.40%), 1.44%, 07/19/23(A) †	3,100,000	2,286,571
0.52%, 06/10/24(E)	100,000	115,418
(Floating, ICE LIBOR USD 3M + 0.99%), 1.11%, 07/10/24†	1,000,000	1,009,027
(Variable, 1.25% - U.S. SOFR), 1.24%, 07/10/24^	520,000	521,487
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	3,485,000	3,577,729
3.52%, 09/17/25 144A	600,000	629,740
2.65%, 03/17/26(E)	110,000	134,418
4.35%, 09/17/27 144A	215,000	232,429
Nomura Holdings, Inc.
2.65%, 01/16/25	600,000	617,708
1.85%, 07/16/25	2,700,000	2,701,825
ORIX Corporation
3.20%, 01/19/22	700,000	700,788
Renesas Electronics Corporation
1.54%, 11/26/24 144A	1,245,000	1,237,873
Sumitomo Mitsui Financial Group, Inc.
0.51%, 01/12/24	1,600,000	1,582,702
1.47%, 07/08/25	1,100,000	1,095,655
Sumitomo Mitsui Trust Bank, Ltd.
0.85%, 03/25/24 144A	960,000	951,417
0.80%, 09/16/24 144A	1,000,000	984,131
		40,877,758
Jersey — 0.0%
Heathrow Funding, Ltd.
1.50%, 10/12/25(E)	185,000	218,358
Mexico — 0.1%
Industrias Penoles SAB de CV
4.75%, 08/06/50 144A	200,000	218,839
Mexico City Airport Trust
4.25%, 10/31/26 144A	200,000	211,961
Mexico Government International Bond
4.75%, 04/27/32	295,000	334,235
Petroleos Mexicanos
6.88%, 08/04/26	119,000	131,001
	Par	Value
5.95%, 01/28/31	$ 174,000	$ 169,424
6.70%, 02/16/32 144A	185,000	187,215
		1,252,675
Morocco & Antilles — 0.0%
Morocco Government International Bond
3.00%, 12/15/32 144A	200,000	191,434
4.00%, 12/15/50 144A	200,000	182,000
		373,434
Netherlands — 0.9%
BMW Finance NV
0.00%, 04/14/23(E)	290,000	331,581
Conti-Gummi Finance BV
1.13%, 09/25/24(E)	110,000	128,475
Cooperatieve Rabobank UA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.73%), 1.98%, 12/15/27 144A Δ ^	1,000,000	1,001,487
Daimler International Finance BV
0.25%, 11/06/23(E)	90,000	103,271
Digital Dutch Finco BV REIT
0.63%, 07/15/25(E)	300,000	345,627
E.ON International Finance BV
0.75%, 11/30/22(E)	50,000	57,352
Enel Finance International NV
0.00%, 06/17/24(E)	200,000	227,734
2.65%, 09/10/24Δ	500,000	515,328
1.38%, 07/12/26 144A	370,000	360,895
Equate Petrochemical BV
4.25%, 11/03/26	200,000	217,842
Heimstaden Bostad Treasury BV
0.25%, 10/13/24(E)	110,000	125,453
ING Bank NV
(Floating, 0.40% - Euribor 3M), 0.00%, 04/08/22(E) †	200,000	228,032
ING Groep NV
1.00%, 09/20/23(E)	200,000	232,334
(Variable, 0.60% - Euribor 3M), 0.10%, 09/03/25(E) ^	100,000	113,828
JDE Peet's NV
0.80%, 09/24/24 144A	430,000	421,681
LeasePlan Corporation NV
2.88%, 10/24/24 144A	1,900,000	1,960,766
NXP BV
2.70%, 05/01/25 144A	50,000	51,738
3.88%, 06/18/26 144A	300,000	324,246
PACCAR Financial Europe BV
0.00%, 03/01/26(E)	300,000	339,170
Redexis Gas Finance BV
1.88%, 05/28/25(E)	100,000	119,494
Sensata Technologies BV
5.00%, 10/01/25 144A	200,000	217,210
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Siemens Financieringsmaatschappij NV
0.38%, 09/06/23(E)	$ 235,000	$ 270,910
Stellantis NV
5.25%, 04/15/23	1,000,000	1,050,150
3.38%, 07/07/23(E)	145,000	172,165
Toyota Motor Finance Netherlands BV
0.00%, 10/27/25(E)	100,000	113,181
Upjohn Finance BV
0.82%, 06/23/22(E)	220,000	251,804
VEON Holdings BV
3.38%, 11/25/27 144A	200,000	195,562
Viterra Finance BV
0.38%, 09/24/25(E)	160,000	181,236
Vonovia Finance BV
0.13%, 04/06/23(E)	200,000	228,589
1.63%, 04/07/24(E) Δ	100,000	117,655
		10,004,796
Norway — 0.1%
Aker BP ASA
2.88%, 01/15/26 144A	895,000	928,980
Panama — 0.0%
Panama Government International Bond
2.25%, 09/29/32Δ	225,000	213,919
Paraguay — 0.0%
Paraguay Government International Bond
2.74%, 01/29/33 144A	344,000	332,390
Peru — 0.1%
Fondo MIVIVIENDA SA
3.50%, 01/31/23 144A	690,000	703,966
Kallpa Generacion SA
4.88%, 05/24/26	200,000	211,960
Peruvian Government International Bond
1.86%, 12/01/32	197,000	180,257
		1,096,183
Philippines — 0.0%
Philippine Government International Bond
3.75%, 01/14/29	200,000	225,633
Qatar — 0.4%
ABQ Finance, Ltd.
1.88%, 09/08/25	200,000	198,587
Qatar Government International Bond
4.50%, 04/23/28	200,000	230,050
4.00%, 03/14/29 144A	200,000	225,783
QNB Finance, Ltd.
(Floating, ICE LIBOR USD 3M + 1.00%), 1.13%, 05/02/22†	3,000,000	3,005,676
		3,660,096
	Par	Value
Romania — 0.0%
Romanian Government International Bond
3.00%, 02/14/31 144A Δ	$ 138,000	$ 140,484
Russia — 0.0%
Russian Foreign Bond - Eurobond
4.25%, 06/23/27	200,000	216,587
Saudi Arabia — 0.1%
Samba Funding, Ltd.
2.90%, 01/29/27	200,000	207,855
Saudi Arabian Oil Co.
1.25%, 11/24/23 144A	490,000	490,549
Saudi Government International Bond
3.63%, 03/04/28	200,000	218,176
4.38%, 04/16/29 144A	200,000	229,940
		1,146,520
Singapore — 0.3%
BOC Aviation, Ltd.
3.00%, 05/23/22	700,000	703,609
2.75%, 12/02/23	1,800,000	1,842,556
3.50%, 09/18/27	200,000	211,023
BPRL International Singapore Pte., Ltd.
4.38%, 01/18/27	200,000	210,282
Continuum Energy Levanter Pte., Ltd.
4.50%, 02/09/27 144A	198,500	203,214
		3,170,684
South Korea — 0.8%
Export-Import Bank of Korea
(Floating, Australian BBSW 3M + 1.07%), 1.12%, 05/29/23(A) †	1,000,000	735,429
(Floating, Australian BBSW 3M + 0.95%), 1.02%, 10/30/23(A) †	2,000,000	1,471,004
Hana Bank
(Floating, ICE LIBOR USD 3M + 0.88%), 1.07%, 09/14/22†	1,000,000	1,004,334
(Floating, ICE LIBOR USD 3M + 0.80%), 1.00%, 03/13/23†	500,000	502,770
Hyundai Capital Services, Inc.
3.63%, 08/29/27	200,000	215,106
Industrial Bank of Korea
2.13%, 10/23/24 144A	3,100,000	3,183,881
Kia Corporation
3.00%, 04/25/23	510,000	524,178
1.75%, 10/16/26	200,000	197,791
SK Telecom Co., Ltd.
3.75%, 04/16/23	900,000	930,364
		8,764,857
Spain — 0.3%
Amadeus IT Group SA
(Floating, 0.65% - Euribor 3M), 0.08%, 02/09/23(E) †	700,000	797,140
2.50%, 05/20/24(E)	200,000	239,426

See Notes to Financial Statements.

	Par	Value
Banco de Sabadell SA
(Variable, 0.97% - EUR Swap Rate 1Y), 0.63%, 11/07/25(E) ^	$ 100,000	$ 114,306
(Variable, 1.55% - EUR Swap Rate 1Y), 1.13%, 03/11/27(E) ^	100,000	115,980
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 06/30/24^	1,200,000	1,194,110
2.75%, 05/28/25	400,000	413,945
1.85%, 03/25/26	400,000	398,390
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.72%, 09/14/27^	200,000	196,590
		3,469,887
Sweden — 0.3%
Akelius Residential Property AB
1.13%, 03/14/24(E)	1,100,000	1,279,088
Stadshypotek AB
2.50%, 04/05/22 144A Δ	1,000,000	1,005,591
Volvo Treasury AB
0.00%, 05/09/24(E)	310,000	353,447
		2,638,126
Switzerland — 0.8%
Credit Suisse Group AG
3.57%, 01/09/23 144A	750,000	750,214
(Variable, U.S. SOFR + 0.98%), 1.31%, 02/02/27 144A ^	700,000	677,013
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22	450,000	459,793
SIG Combibloc PurchaseCo S.a.r.l.
1.88%, 06/18/23(E) Δ	300,000	350,855
2.13%, 06/18/25(E)	100,000	119,671
UBS AG
(Floating, U.S. SOFR + 0.36%), 0.41%, 02/09/24 144A †	3,000,000	2,998,972
UBS Group AG
3.49%, 05/23/23 144A	1,800,000	1,818,435
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.83%), 1.01%, 07/30/24 144A ^	690,000	688,116
(Variable, 0.55% - EUR Swap Rate 1Y), 0.25%, 01/29/26(E) ^	200,000	228,126
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.85%), 1.49%, 08/10/27 144A ^	600,000	585,962
		8,677,157
Thailand — 0.0%
PTTEP Treasury Center Co., Ltd.
2.59%, 06/10/27	200,000	204,089
United Arab Emirates — 0.2%
First Abu Dhabi Bank PJSC
1.38%, 02/19/23(U)	1,666,000	2,260,650
	Par	Value
Sharjah Sukuk Program, Ltd.
2.94%, 06/10/27	$ 200,000	$ 201,270
		2,461,920
United Kingdom — 2.6%
Barclays PLC
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	600,000	602,587
(Floating, Australian BBSW 3M + 1.80%), 1.86%, 06/15/23(A) †	1,000,000	741,410
(Variable, ICE LIBOR USD 3M + 1.36%), 4.34%, 05/16/24^	900,000	937,251
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.80%), 1.01%, 12/10/24^	1,545,000	1,534,600
(Variable, 3.70% - EUR Swap Rate 1Y), 3.38%, 04/02/25(E) ^	100,000	122,142
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	1,000,000	1,032,600
HSBC Holdings PLC
(Floating, Australian BBSW 3M + 1.10%), 1.14%, 02/16/24(A) †	1,300,000	952,743
(Floating, ICE LIBOR USD 3M + 1.23%), 1.43%, 03/11/25†	3,000,000	3,047,751
(Variable, U.S. SOFR + 1.40%), 2.63%, 11/07/25^	300,000	307,973
Informa PLC
1.50%, 07/05/23(E)	200,000	232,453
2.13%, 10/06/25(E)	485,000	579,044
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	2,500,000	2,509,833
LSEGA Financing PLC
0.65%, 04/06/24 144A	200,000	197,263
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	100,000	114,215
Nationwide Building Society
2.00%, 01/27/23 144A	900,000	911,875
1.70%, 02/13/23 144A	2,900,000	2,931,543
(Variable, ICE LIBOR USD 3M + 1.18%), 3.62%, 04/26/23 144A ^	1,500,000	1,512,343
0.55%, 01/22/24 144A	1,845,000	1,821,457
NatWest Group PLC
(Floating, ICE LIBOR USD 3M + 1.47%), 1.63%, 05/15/23†	1,000,000	1,004,299
NatWest Markets PLC
2.38%, 05/21/23 144A	1,800,000	1,834,869
1.60%, 09/29/26 144A Δ	545,000	536,711
Royalty Pharma PLC
0.75%, 09/02/23	920,000	914,641
Santander UK Group Holdings PLC
3.57%, 01/10/23	350,000	350,150
(Variable, ICE LIBOR USD 3M + 1.08%), 3.37%, 01/05/24^	215,000	219,723
Santander UK PLC
1.63%, 02/12/23 144A	2,100,000	2,122,638
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Standard Chartered PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.17%), 1.32%, 10/14/23 144A ^	$ 200,000	$ 200,209
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.78%), 0.99%, 01/12/25 144A ^	440,000	435,495
Virgin Money UK PLC
(Variable, 0.85% - EUR Swap Rate 1Y), 0.38%, 05/27/24(E) ^	110,000	125,760
WPP Finance 2013
3.00%, 11/20/23(E)	200,000	241,226
		28,074,804
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 10/27/27	84,713	95,409
Total Foreign Bonds (Cost $177,678,652)		176,818,737
MORTGAGE-BACKED SECURITIES — 15.9%
Alen Mortgage Trust, Series 2021-ACEN, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.26%, 04/15/34 144A †	350,000	350,122
American Home Mortgage Assets Trust, Series 2006-5, Class A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.92%, 0.92% Floor), 1.00%, 11/25/46†	571,804	232,628
Avon Finance No. 2 PLC, Class A
(Floating, SONIA Interest Rate + 0.90%), 0.95%, 09/20/48(U) 144A †	1,242,024	1,684,341
Banc of America Mortgage Trust, Series 2003-L, Class 3A1
2.37%, 01/25/34† γ	22,786	22,473
BANK, Series 2019-BNK18, Class A2
3.47%, 05/15/62	610,000	634,186
Bear Stearns ARM Trust, Series 2003-8, Class 4A1
2.48%, 01/25/34† γ	64,734	66,939
Bear Stearns ARM Trust, Series 2004-5, Class 2A
2.94%, 07/25/34† γ	65,792	67,863
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-T26, Class AM
5.43%, 01/12/45† γ	115,225	114,603
Bellemeade RE, Ltd., Series 2021-3A, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.00%, 1.00% Floor), 1.05%, 09/25/31 144A †	900,000	896,118
Brass No. 8 PLC, Class A1
(Floating, ICE LIBOR USD 3M + 0.70%), 0.86%, 11/16/66 144A †	98,430	98,779
	Par	Value
BX Commercial Mortgage Trust, Series 2019-XL, Class A
(Floating, ICE LIBOR USD 1M + 0.92%, 0.92% Floor), 1.03%, 10/15/36 144A †	$1,493,285	$1,495,058
BX Commercial Mortgage Trust, Series 2019-XL, Class B
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.19%, 10/15/36 144A †	569,500	569,359
BX Commercial Mortgage Trust, Series 2019-XL, Class D
(Floating, ICE LIBOR USD 1M + 1.45%, 1.45% Floor), 1.56%, 10/15/36 144A †	667,250	666,766
BX Commercial Mortgage Trust, Series 2020-BXLP, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.91%, 12/15/36 144A †	722,310	722,554
BX Commercial Mortgage Trust, Series 2020-BXLP, Class E
(Floating, ICE LIBOR USD 1M + 1.60%, 1.60% Floor), 1.71%, 12/15/36 144A †	292,264	291,376
BX Commercial Mortgage Trust, Series 2020-VKNG, Class B
(Floating, ICE LIBOR USD 1M + 1.13%, 1.13% Floor), 1.24%, 10/15/37 144A †	1,167,848	1,168,715
BX Commercial Mortgage Trust, Series 2021-SOAR, Class A
(Floating, ICE LIBOR USD 1M + 0.67%, 0.67% Floor), 0.78%, 06/15/38 144A †	2,310,000	2,300,111
BX Commercial Mortgage Trust, Series 2021-VINO, Class A
(Floating, ICE LIBOR USD 1M + 0.65%, 0.65% Floor), 0.76%, 05/15/38 144A †	280,000	279,134
BX Commercial Mortgage Trust, Series 2021-XL2, Class A
(Floating, ICE LIBOR USD 1M + 0.69%, 0.69% Floor), 0.80%, 10/15/38 144A †	685,000	681,741
BX Trust, Series 2018-BILT, Class D
(Floating, ICE LIBOR USD 1M + 1.77%, 1.77% Floor), 1.88%, 05/15/30 144A †	235,000	233,158
BX Trust, Series 2021-LBA, Class AJV
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.91%, 02/15/36 144A †	240,000	239,563
BX Trust, Series 2021-LBA, Class AV
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.91%, 02/15/36 144A †	330,000	329,399
BX Trust, Series 2021-VIEW, Class A
(Floating, ICE LIBOR USD 1M + 1.28%, 1.28% Floor), 1.39%, 06/15/23 144A †	150,000	150,123

See Notes to Financial Statements.

	Par	Value
Canterbury Finance PLC, No. 1, Class A2
(Floating, SONIA Interest Rate + 1.35%), 1.40%, 05/16/56(U) †	$ 885,245	$1,205,560
CFCRE Commercial Mortgage Trust, Series 2017-C8, Class ASB
3.37%, 06/15/50	1,500,000	1,572,394
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A11
(Floating, ICE LIBOR USD 1M + 0.90%, 6.50% Cap), 1.00%, 07/25/49 144A †	51,657	51,918
Chase Home Lending Mortgage Trust, Series 2019-ATR2, Class A3
3.50%, 07/25/49 144A † γ	105,522	107,173
CHC Commercial Mortgage Trust, Series 2019-CHC, Class D
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 2.16%, 06/15/34 144A †	2,124,493	2,095,751
CHL Mortgage Pass-Through Trust, Series 2004-29, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 11.50% Cap), 0.64%, 02/25/35†	43,276	42,563
Citigroup Commercial Mortgage Trust, Series 2016-P4, Class A4
2.90%, 07/10/49	641,000	668,361
Citigroup Commercial Mortgage Trust, Series 2016-P5, Class AAB
2.84%, 10/10/49	972,543	1,002,035
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.01%, 11/15/37 144A †	4,865,803	4,867,524
COMM Mortgage Trust, Series 2012-CR4, Class ASB
2.44%, 10/15/45	234,777	236,121
COMM Mortgage Trust, Series 2013-CR8, Class A5
3.61%, 06/10/46	750,000	772,143
COMM Mortgage Trust, Series 2013-SFS, Class A1
1.87%, 04/12/35 144A	118,090	118,308
COMM Mortgage Trust, Series 2014-CR21, Class A3
3.53%, 12/10/47	566,458	589,026
COMM Mortgage Trust, Series 2014-UBS5, Class ASB
3.55%, 09/10/47	199,855	205,450
COMM Mortgage Trust, Series 2015-CR24, Class ASB
3.45%, 08/10/48	122,427	126,619
COMM Mortgage Trust, Series 2015-PC1, Class A4
3.62%, 07/10/50	450,342	462,626
COMM Mortgage Trust, Series 2021-LBA, Class A
(Floating, ICE LIBOR USD 1M + 0.69%, 0.69% Floor), 0.80%, 03/15/38 144A †	1,800,000	1,787,755
	Par	Value
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 1.60%, 10/25/41 144A †	$1,050,000	$1,053,284
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class XA
1.87%, 01/15/49† IO γ	628,926	42,193
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	315,000	317,895
CSMC, Series 2021-980M, Class C
3.20%, 07/15/31 144A	150,000	150,290
CSMC, Series 2021-BHAR, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.26%, 11/15/38 144A †	770,000	771,107
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A1
(Step to 5.36% on 03/25/22), 6.37%, 10/25/36 STEP	114,566	115,041
Deutsche Alt-B Securities Mortgage Loan Trust, Series 2006-AB4, Class A6A2
(Step to 5.36% on 03/25/22), 6.39%, 10/25/36 STEP	114,566	115,039
Eagle RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.55%, 1.55% Floor), 1.60%, 04/25/34 144A †	800,000	800,606
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.19%, 07/15/38 144A †	2,238,355	2,244,789
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.35%, 07/25/30†	774,696	784,219
Fannie Mae Connecticut Avenue Securities, Series 2021-R02, Class 2M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 2.05%, 11/25/41 144A †	3,000,000	3,003,750
Federal Home Loan Mortgage Corporation
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.36%, 2.36% Floor, 13.19% Cap), 2.40%, 07/01/27†	1,346	1,351
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 11.15% Cap), 2.35%, 11/01/31†	10,143	10,190
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.25%, 2.25% Floor, 10.86% Cap), 2.38%, 04/01/32†	2,935	2,954
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.04%, 2.04% Floor, 9.78% Cap), 2.16%, 06/01/33†	$ 206,080	$ 218,485
(Floating, ICE LIBOR USD 1Y + 1.75%, 1.75% Floor, 10.84% Cap), 2.00%, 08/01/35†	48,425	49,984
(Floating, ICE LIBOR USD 1Y + 1.35%, 1.35% Floor, 10.35% Cap), 1.60%, 09/01/35†	66,020	68,584
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 10.80% Cap), 1.88%, 10/01/35†	87,657	91,924
3.00%, 02/01/36	52,500	55,533
4.00%, 11/01/36	6,583	7,166
4.00%, 06/01/37	78,457	85,164
4.50%, 07/01/47	45,341	49,761
4.50%, 03/01/49	2,134,553	2,364,214
Federal Home Loan Mortgage Corporation REMIC, Series 3228
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.61%, 10/15/36†	811,713	821,607
Federal Home Loan Mortgage Corporation REMIC, Series 3710
4.00%, 08/15/25 STEP	39,867	42,395
Federal Home Loan Mortgage Corporation REMIC, Series 3959
4.50%, 11/15/41	143,169	155,091
Federal Home Loan Mortgage Corporation REMIC, Series 3986
4.50%, 09/15/41	91,831	95,094
Federal Home Loan Mortgage Corporation REMIC, Series 4459
3.00%, 08/15/43	284,901	298,467
Federal Home Loan Mortgage Corporation REMIC, Series 4494
3.75%, 10/15/42	166,062	170,333
Federal Home Loan Mortgage Corporation REMIC, Series 4752
3.00%, 09/15/46	325,660	332,443
Federal Home Loan Mortgage Corporation REMIC, Series 4777
3.50%, 10/15/45	671,940	693,669
Federal Home Loan Mortgage Corporation REMIC, Series 4904
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.56%, 06/15/49†	537,020	541,295
Federal Home Loan Mortgage Corporation REMIC, Series 4941
3.00%, 07/25/49	241,268	248,660
Federal Home Loan Mortgage Corporation REMIC, Series 4948
2.50%, 10/25/48	143,868	146,359
Federal Home Loan Mortgage Corporation REMIC, Series 5000
2.00%, 06/25/44	176,290	178,525
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5006
2.00%, 06/25/45	$ 490,975	$ 499,351
Federal Home Loan Mortgage Corporation REMIC, Series 5047
0.75%, 10/15/28	3,221,951	3,183,127
Federal Home Loan Mortgage Corporation REMIC, Series 5057
1.00%, 04/15/54	2,374,110	2,373,544
Federal Home Loan Mortgage Corporation REMIC, Series 5105
1.50%, 04/15/44	1,356,156	1,366,798
Federal Home Loan Mortgage Corporation REMIC, Series 5115
1.00%, 02/25/42	2,715,721	2,658,812
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class M2
(Floating, ICE LIBOR USD 1M + 1.70%), 1.80%, 01/25/50 144A †	198,092	198,607
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%, 1.85% Floor), 1.95%, 02/25/50 144A †	160,687	161,379
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA1, Class M1
(Floating, U.S. 30-Day Average SOFR + 0.65%), 0.70%, 01/25/51 144A †	292,161	292,107
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 1.70%, 01/25/34 144A †	1,100,000	1,104,817
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA6 Class M2
(Floating, U.S. 30-Day Average SOFR + 1.50%), 1.55%, 10/25/41 144A †	1,850,000	1,849,997
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-HQA4, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.35%), 2.40%, 12/25/41 144A †	2,200,000	2,208,995

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation STACR Trust, Series 2018-DNA2, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%), 0.90%, 12/25/30 144A †	$ 179,966	$ 179,981
Federal Home Loan Mortgage Corporation STACR Trust, Series 2019-DNA4, Class M2
(Floating, ICE LIBOR USD 1M + 1.95%), 2.05%, 10/25/49 144A †	193,728	194,405
Federal National Mortgage Association
(Floating, Federal Reserve U.S. 12 1Y CMT + 2.00%, 2.00% Floor, 10.80% Cap), 2.20%, 12/01/24 CONV †	1,762	1,766
2.50%, 12/01/27	341,751	355,139
3.00%, 09/01/30	170,262	179,315
3.00%, 02/01/31	924,129	971,762
3.00%, 04/01/31	15,285	16,083
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.22%, 2.22% Floor, 11.63% Cap), 2.32%, 09/01/31†	24,949	24,959
2.50%, 10/01/31	372,511	387,154
2.50%, 11/01/31	846,113	880,888
2.50%, 01/01/32	6,194	6,447
3.00%, 03/01/32	568,103	599,269
(Floating, ICE LIBOR USD 1M + 1.31%, 1.31% Floor, 11.27% Cap), 1.43%, 08/01/32†	154,959	155,630
3.00%, 11/01/32	51,154	53,790
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.24%, 2.24% Floor, 9.73% Cap), 2.37%, 12/01/32†	231,998	233,440
3.00%, 12/01/32	656,990	690,431
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.41%, 2.41% Floor, 9.35% Cap), 2.48%, 06/01/33†	8,026	8,057
4.00%, 09/01/33	1,175,970	1,239,943
4.00%, 03/01/34	41,237	43,759
4.00%, 05/01/34	558,258	603,919
(Floating, ICE LIBOR USD 1Y + 1.66%, 1.66% Floor, 10.01% Cap), 2.01%, 02/01/35†	73,175	76,232
3.00%, 09/01/35	91,000	95,231
4.00%, 07/01/37	30,961	33,541
4.00%, 09/01/37	36,769	39,832
4.00%, 03/01/38	27,317	29,283
(Floating, ICE LIBOR USD 1Y + 1.73%, 1.73% Floor, 9.50% Cap), 2.02%, 05/01/38†	591,650	621,792
1.28%, 08/01/42†	162,294	165,690
(Floating, ICE LIBOR USD 1Y + 1.74%, 1.74% Floor, 8.50% Cap), 2.63%, 09/01/42†	209,348	220,426
(Floating, ICE LIBOR USD 1Y + 1.69%, 1.69% Floor, 7.75% Cap), 2.74%, 07/01/43†	329,156	346,809
	Par	Value
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 8.52% Cap), 1.28%, 07/01/44†	$ 66,680	$ 68,161
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.20%, 1.20% Floor, 9.38% Cap), 1.28%, 10/01/44†	42,620	43,610
(Floating, ICE LIBOR USD 1Y + 1.59%, 1.59% Floor, 7.84% Cap), 2.84%, 06/01/45†	288,399	300,406
4.50%, 03/01/47	135,218	147,359
4.50%, 05/01/47	420,789	457,693
4.50%, 07/01/47	54,453	59,612
4.50%, 11/01/47	464,350	506,952
4.50%, 06/01/48	68,681	76,214
4.50%, 11/01/48	212,397	233,530
4.50%, 02/01/49	681,106	762,047
4.50%, 04/01/49	187,511	209,797
Federal National Mortgage Association REMIC, Series 2006-98
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 7.00% Cap), 0.53%, 10/25/36†	135,346	137,552
Federal National Mortgage Association REMIC, Series 2007-100
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.00% Cap), 0.65%, 10/25/37†	177,575	181,022
Federal National Mortgage Association REMIC, Series 2011-48
4.00%, 06/25/26 STEP	71,940	76,392
Federal National Mortgage Association REMIC, Series 2012-79
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 6.50% Cap), 0.55%, 07/25/42†	140,382	141,581
Federal National Mortgage Association REMIC, Series 2015-38
(Floating, ICE LIBOR USD 1M + 0.31%, 0.31% Floor), 0.40%, 06/25/55†	167,856	168,524
Federal National Mortgage Association REMIC, Series 2016-11
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor), 0.59%, 03/25/46†	805,735	806,079
Federal National Mortgage Association REMIC, Series 2016-40
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor), 0.54%, 07/25/46†	983,158	982,388
Federal National Mortgage Association REMIC, Series 2018-21
3.50%, 04/25/45	242,452	246,280
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association REMIC, Series 2019-30
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.50% Cap), 0.60%, 07/25/49†	$ 604,207	$ 608,628
Federal National Mortgage Association REMIC, Series 2019-53
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.49%, 09/25/49†	1,140,494	1,140,983
Federal National Mortgage Association REMIC, Series 2019-60
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.49%, 10/25/59†	1,185,381	1,185,219
Federal National Mortgage Association REMIC, Series 2019-9
3.50%, 06/25/48	1,037,685	1,076,496
FHLMC Multifamily Structured Pass-Through Certificates, Series K121
1.03%, 10/25/30† IO γ	598,876	45,824
FHLMC Multifamily Structured Pass-Through Certificates, Series K727
2.95%, 07/25/24	3,750,000	3,898,087
FHLMC Multifamily Structured Pass-Through Certificates, Series KIR2
2.75%, 03/25/27	297,301	309,692
FHLMC Multifamily Structured Pass-Through Certificates, Series KJ18
3.07%, 08/25/22	152,325	153,157
FHLMC Structured Agency Credit Risk Debt Notes, Series 2021-DNA2, Class M1
(Floating, U.S. 30-Day Average SOFR + 0.80%), 0.85%, 08/25/33 144A †	1,245,874	1,245,402
FHLMC Structured Pass-Through Certificates, Series T-56, Class 3AF
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor, 8.50% Cap), 1.10%, 05/25/43†	361,976	368,127
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.48%, 07/25/44†	313,693	323,037
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Interest Rate + 1.30%), 1.35%, 06/16/70(U) 144A †	955,255	1,302,299
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.08%, 06/25/34† γ	98,428	101,013
	Par	Value
FREMF Mortgage Trust, Series 2012-K18, Class B
4.17%, 01/25/45 144A † γ	$ 240,000	$ 239,898
FREMF Mortgage Trust, Series 2012-K19, Class B
4.01%, 05/25/45 144A † γ	145,000	145,252
FREMF Mortgage Trust, Series 2012-K20, Class B
3.87%, 05/25/45 144A † γ	135,000	136,262
FREMF Mortgage Trust, Series 2013-K27, Class B
3.50%, 01/25/46 144A † γ	130,000	133,073
FREMF Mortgage Trust, Series 2013-K31, Class B
3.63%, 07/25/46 144A † γ	105,000	108,255
FREMF Mortgage Trust, Series 2015-K45, Class B
3.59%, 04/25/48 144A † γ	250,000	261,487
FREMF Mortgage Trust, Series 2015-K720, Class B
3.39%, 07/25/22 144A † γ	455,000	460,143
GCAT Trust, Series 2021-NQM7, Class A1
1.92%, 08/25/66 144A † γ	340,000	341,762
Gemgarto PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.59%), 0.64%, 12/16/67(U) 144A †	1,878,134	2,549,833
Gosforth Funding PLC, Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.45%), 0.63%, 08/25/60 144A †	125,216	125,338
Government National Mortgage Association
2.00%, 03/20/22†	1,037	1,038
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.00%, 01/20/23†	1,030	1,034
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 1.88%, 05/20/24†	5,945	6,021
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 1.63%, 07/20/25†	12,165	12,456
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.63%, 08/20/25†	3,326	3,411
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.13%, 11/20/25†	10,822	11,034
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 2.13%, 12/20/26†	21,054	21,762

See Notes to Financial Statements.

	Par	Value
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 1.63%, 07/20/27†	$ 474	$ 486
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 10.00% Cap), 2.13%, 10/20/27†	7,816	8,013
8.50%, 10/15/29	16,424	16,667
8.50%, 04/15/30	1,921	1,928
8.50%, 05/15/30	45,928	47,624
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.50% Cap), 1.88%, 05/20/30†	12,047	12,473
8.50%, 07/15/30	18,852	19,358
8.50%, 08/15/30	3,013	3,053
8.50%, 11/15/30	3,113	3,128
8.50%, 12/15/30	2,457	2,467
8.50%, 02/15/31	12,460	12,933
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.40%, 05/20/37†	61,321	61,489
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 10.50% Cap), 0.68%, 02/20/61†	471,204	473,148
Government National Mortgage Association, Series 2013-H13
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%, 0.45% Floor, 15.00% Cap), 0.59%, 05/20/63†	1,021,634	1,014,380
Government National Mortgage Association, Series 2016-H07
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor), 0.85%, 02/20/66†	13,346	13,399
Government National Mortgage Association, Series 2016-H22
(Floating, ICE LIBOR USD 1M + 0.77%, 0.77% Floor, 7.50% Cap), 0.85%, 10/20/66†	1,495,714	1,514,214
Government National Mortgage Association, Series 2017-136
3.00%, 03/20/47	144,560	146,924
Government National Mortgage Association, Series 2017-H09
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.03%, 04/20/67†	1,966,737	1,981,514
Government National Mortgage Association, Series 2017-H10
(Floating, ICE LIBOR USD 1Y + 0.75%, 0.75% Floor, 7.50% Cap), 1.03%, 04/20/67†	2,253,385	2,271,413
Government National Mortgage Association, Series 2020-17
2.50%, 10/20/49	111,500	114,847
	Par	Value
GreenPoint Mortgage Funding Trust, Series 2005-AR5, Class 1A1
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 0.64%, 11/25/45†	$ 91,152	$ 83,522
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.28%, 01/25/37†	258,044	251,387
GS Mortgage Securities Corporation Trust, Series 2012-ALOH, Class A
3.55%, 04/10/34 144A	680,000	680,106
GS Mortgage Securities Corporation Trust, Series 2020-TWN3, Class A
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 2.11%, 11/15/37 144A †	560,000	563,081
GS Mortgage Securities Trust, Series 2011-GC5, Class AS
5.16%, 08/10/44 144A † γ	315,981	317,551
GS Mortgage Securities Trust, Series 2013-GC12, Class A3
2.86%, 06/10/46	1,342,000	1,361,783
GS Mortgage Securities Trust, Series 2019-GC38, Class A2
3.87%, 02/10/52	373,644	388,406
GS Mortgage-Backed Securities Corporation Trust, Series 2020-PJ4, Class A2
3.00%, 01/25/51 144A † γ	216,641	220,168
GSR Mortgage Loan Trust, Series 2004-11, Class 5A1
2.25%, 09/25/34† γ	93,733	96,360
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.85%, 09/25/35† γ	44,383	45,430
Hawaii Hotel Trust, Series 2019-MAUI, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.26%, 05/15/38 144A †	429,000	429,594
Hawksmoor Mortgage Funding PLC, Series 2019-1X, Class A
(Floating, SONIA Interest Rate + 1.05%), 1.10%, 05/25/53(U) †	786,373	1,067,463
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Interest Rate + 1.05%), 1.10%, 05/25/53(U) 144A †	1,000,838	1,358,589
IndyMac INDX Mortgage Loan Trust, Series 2006-AR12, Class A1
(Floating, ICE LIBOR USD 1M + 0.19%, 0.19% Floor), 0.29%, 09/25/46†	310,660	293,083
IndyMac INDX Mortgage Loan Trust, Series 2007-FLX3, Class A2
(Floating, ICE LIBOR USD 1M + 0.27%, 0.27% Floor), 0.37%, 06/25/37†	120,886	160,679
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4
3.48%, 06/15/45	$ 217,933	$ 219,203
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-CBX, Class A4FX
3.48%, 06/15/45 144A	133,089	133,778
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-HSBC, Class D
4.52%, 07/05/32 144A † γ	610,000	616,059
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class ASB
2.55%, 04/15/46	342,750	346,239
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-WPT, Class AFX
4.25%, 07/05/33 144A	190,000	197,231
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2019-MFP, Class A
(Floating, ICE LIBOR USD 1M + 0.96%, 0.96% Floor), 1.07%, 07/15/36 144A †	1,710,000	1,708,721
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.91%, 04/15/38 144A †	141,735	141,667
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2021-NYAH, Class A
(Floating, ICE LIBOR USD 1M + 0.76%, 0.76% Floor), 0.87%, 06/15/38 144A †	560,000	559,398
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.58%, 02/25/35† γ	10,272	10,332
JP Morgan Mortgage Trust, Series 2016-2, Class A1
2.35%, 06/25/46 144A † γ	247,318	244,699
JP Morgan Mortgage Trust, Series 2020-7, Class A3
3.00%, 01/25/51 144A † γ	165,880	167,447
JP Morgan Mortgage Trust, Series 2020-LTV1, Class A11
(Floating, ICE LIBOR USD 1M + 1.00%, 6.00% Cap), 1.09%, 06/25/50 144A †	63,539	63,740
JP Morgan Mortgage Trust, Series 2021-12, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.85%, 5.00% Cap), 0.90%, 02/25/52 144A †	191,962	193,734
JPMBB Commercial Mortgage Securities Trust, Series 2014-C23, Class ASB
3.66%, 09/15/47	199,183	206,115
	Par	Value
JPMBB Commercial Mortgage Securities Trust, Series 2015-C33, Class A3
3.50%, 12/15/48	$ 325,618	$ 339,711
JPMCC Commercial Mortgage Securities Trust, Series 2017-JP7, Class A3
3.38%, 09/15/50	1,500,000	1,546,631
KNDL Mortgage Trust, Series 2019-KNSQ, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.91%, 05/15/36 144A †	409,000	408,943
KNDL Mortgage Trust, Series 2019-KNSQ, Class D
(Floating, ICE LIBOR USD 1M + 1.35%, 1.35% Floor), 1.46%, 05/15/36 144A †	136,000	135,711
Life Mortgage Trust, Series 2021-BMR, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.81%, 03/15/38 144A †	1,000,000	999,052
Luminent Mortgage Trust, Series 2006-7, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.17%, 0.17% Floor, 10.50% Cap), 0.27%, 12/25/36†	306,624	294,764
LUXE Trust, Series 2021-TRIP, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.16%, 10/15/38 144A †	1,500,000	1,501,776
MASTR Adjustable Rate Mortgages Trust, Series 2003-6, Class 3A1
2.24%, 12/25/33† γ	40,976	42,535
MF1 Multifamily Housing Mortgage Loan Trust, Series 2020-FL3, Class AS
(Floating, U.S. 30-Day Average SOFR + 2.96%, 2.85% Floor), 3.01%, 07/15/35 144A †	260,000	264,224
MF1, Series 2021-W10, Class A
(Floating, U.S. 30-Day Average SOFR + 1.07%, 1.07% Floor), 1.12%, 12/15/34 144A †	110,000	110,924
MF1, Series 2021-W10, Class B
(Floating, U.S. 30-Day Average SOFR + 1.37%, 1.37% Floor), 1.42%, 12/15/34 144A †	100,000	100,431
MFA Trust, Series 2021-INV2, Class A1
1.91%, 11/25/56 144A	307,185	304,519
MFA Trust, Series 2021-RPL1, Class A1
1.13%, 07/25/60 144A	1,055,921	1,039,787
MHC Commercial Mortgage Trust, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor), 0.91%, 04/15/38 144A †	480,000	479,721

See Notes to Financial Statements.

	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C12, Class ASB
3.82%, 10/15/46	$ 477,258	$ 486,870
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C13, Class A3
3.77%, 11/15/46	484,630	498,459
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AAB
2.66%, 05/15/46	74,927	75,623
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C15, Class A4
4.05%, 04/15/47	285,000	299,296
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C18, Class ASB
3.62%, 10/15/47	252,251	259,778
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class ASB
3.04%, 04/15/48	1,381,055	1,414,495
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	955,000	1,019,215
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A5
3.64%, 10/15/48	535,000	570,760
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2016-C32, Class XA
0.66%, 12/15/49† IO γ	1,828,748	51,461
Morgan Stanley Capital I Trust, Series 2018-H4, Class A4
4.31%, 12/15/51	249,000	283,778
Morgan Stanley Capital I Trust, Series 2021-230P, Class A
(Floating, ICE LIBOR USD 1M + 1.17%, 1.17% Floor), 1.28%, 12/15/23 144A †	1,000,000	1,001,250
New Residential Mortgage Loan Trust, Series 2017-3A, Class A1
4.00%, 04/25/57 144A	857,471	901,208
New Residential Mortgage Loan Trust, Series 2017-4A, Class A1
4.00%, 05/25/57 144A	757,764	796,761
New Residential Mortgage Loan Trust, Series 2018-1A, Class A1A
4.00%, 12/25/57 144A † γ	1,108,889	1,170,462
New Residential Mortgage Loan Trust, Series 2019-RPL3, Class A1
2.75%, 07/25/59 144A	1,251,653	1,276,626
	Par	Value
New Residential Mortgage Loan Trust, Series 2020-1A, Class A1B
3.50%, 10/25/59 144A † γ	$ 543,583	$ 565,029
New Residential Mortgage Loan Trust, Series 2020-RPL1, Class A1
2.75%, 11/25/59 144A	1,527,175	1,555,139
Oaktown Re VII, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.60%, 1.60% Floor), 1.65%, 04/25/34 144A †	700,000	700,796
OBX Trust, Series 2020-EXP3, Class 2A1B
(Floating, ICE LIBOR USD 1M + 0.90%), 1.00%, 01/25/60 144A †	450,000	451,745
ONE Mortgage Trust, Series 2021-PARK, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.81%, 03/15/36 144A †	1,900,000	1,888,773
One New York Plaza Trust, Series 2020-1NYP, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 1.06%, 01/15/36 144A †	240,000	239,856
PFP, Ltd., Series 2019-5, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 1.08%, 04/14/36 144A †	59,243	59,271
PFP, Ltd., Series 2019-6, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.16%, 04/14/37 144A †	623,408	622,169
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.11%, 08/09/37 144A †	1,700,000	1,692,886
PKHL Commercial Mortgage Trust, Series 2021-MF, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 0.99%, 07/15/38 144A †	678,000	678,568
Pretium Mortgage Credit Partners LLC, Series 2021-RN1, Class A1
(Step to 4.99% on 07/25/24), 1.99%, 02/25/61 144A STEP	719,088	710,842
PRKCM Trust, Series 2021-AFC2, Class A1
2.07%, 11/25/56 144A	350,990	352,939
Radnor RE, Ltd., Series 2021-2, Class M1A
(Floating, U.S. 30-Day Average SOFR + 1.85%, 1.85% Floor), 1.90%, 11/25/31 144A †	400,000	400,768
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 1.04%, 07/25/36 144A †	$1,500,000	$1,488,815
Residential Mortgage Securities 32 PLC, Class A
(Floating, SONIA Interest Rate + 1.25%), 1.30%, 06/20/70(U) 144A †	807,789	1,103,279
Resimac Bastille Trust, Series 2021-2NCA, Class A1A
(Floating, ICE LIBOR USD 1M + 0.65%), 0.75%, 02/03/53 144A †	1,249,059	1,252,215
RFMSI Trust, Series 2003-S9, Class A1
6.50%, 03/25/32	4,460	4,695
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.91%, 08/20/56(U) †	673,021	911,543
Seasoned Credit Risk Transfer Trust Series, Series 2019-4, Class MA
3.00%, 02/25/59	707,611	731,129
Seasoned Credit Risk Transfer Trust, Series 2018-2, Class MA
3.50%, 11/25/57	290,601	301,206
Seasoned Credit Risk Transfer Trust, Series 2018-3, Class MA
3.50%, 08/25/57	336,807	349,579
Sequoia Mortgage Trust, Series 2017-CH1, Class A2
3.50%, 08/25/47 144A	75,205	75,705
STACR Trust, Series 2018-HRP1, Class M2
(Floating, ICE LIBOR USD 1M + 1.65%), 1.75%, 04/25/43 144A †	1,986,587	1,987,854
STACR Trust, Series 2018-HRP2, Class M2
(Floating, ICE LIBOR USD 1M + 1.25%), 1.35%, 02/25/47 144A †	1,465,014	1,465,821
Starwood Mortgage Residential Trust, Series 2020-3, Class A1
1.49%, 04/25/65 144A	342,207	342,719
Starwood Mortgage Residential Trust, Series 2020-INV1, Class A1
1.03%, 11/25/55 144A	218,517	217,378
Stratton Mortgage Funding, Series 2021-2A, Class A
(Floating, SONIA Interest Rate + 0.90%), 0.95%, 07/20/60(U) 144A †	265,820	361,200
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-13, Class A2
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.40%, 09/25/34†	47,415	45,561
	Par	Value
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 0.60%, 07/19/35†	$ 27,562	$ 26,903
Structured Asset Mortgage Investments II Trust, Series 2005-AR8, Class A1A
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 10.50% Cap), 0.66%, 02/25/36†	247,622	238,476
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.16%, 04/15/34 144A †	1,700,000	1,705,419
STWD Trust, Series 2021-FLWR, Class A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor), 0.69%, 07/15/36 144A †	2,100,000	2,077,832
TBW Mortgage-Backed Trust, Series 2007-2, Class A6A
(Step to 4.36% on 03/25/22), 6.51%, 07/25/37 STEP	190,839	105,705
TORRENS Trust, Series 2013-1, Class A
(Floating, Australian BBSW 1M + 0.95%), 0.97%, 04/12/44(A) †	345,136	251,450
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.24%, 10/20/51(U) 144A †	1,129,310	1,539,938
Towd Point Mortgage Funding, Series 2019-A13A, Class A1
(Floating, SONIA Interest Rate + 0.90%), 0.95%, 07/20/45(U) 144A †	2,098,278	2,846,665
Towd Point Mortgage Trust, Series 2021-SJ2, Class A1A
2.25%, 03/25/59 144A	1,300,000	1,314,901
TPGI Trust, Series 2021-DGWD, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.81%, 06/15/26 144A †	450,000	448,614
Trinity Square PLC, Series 2021-1A, Class A
(Floating, SONIA Interest Rate + 0.85%), 0.90%, 07/15/59(U) 144A †	1,237,451	1,677,226
TTAN, Series 2021-MHC, Class A
(Floating, ICE LIBOR USD 1M + 0.85%, 0.85% Floor), 0.96%, 03/15/38 144A †	299,861	299,710
UBS Commercial Mortgage Trust, Series 2017-C1, Class A4
3.46%, 06/15/50	500,000	533,132

See Notes to Financial Statements.

	Par	Value
UBS Commercial Mortgage Trust, Series 2019-C16, Class ASB
3.46%, 04/15/52	$ 540,000	$ 579,337
UBS Commercial Mortgage Trust, Series 2019-C18, Class A4
3.04%, 12/15/52	330,000	349,443
Verus Securitization Trust, Series 2021-6, Class A1
1.63%, 10/25/66 144A	1,251,547	1,247,226
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.48%, 06/25/42†	3,232	3,230
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A
2.68%, 08/25/33† γ	82,099	85,035
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR2, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 10.50% Cap), 0.72%, 01/25/45†	149,528	149,533
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR19, Class 1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.74%, 0.74% Floor), 0.82%, 01/25/47†	181,284	175,875
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2006-AR5, Class A12A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.98%, 0.98% Floor), 1.06%, 06/25/46†	365,196	370,365
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.88%, 02/25/37† γ	125,507	119,231
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY5, Class 2A1
3.29%, 05/25/37† γ	173,415	153,027
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA5, Class A1B
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.84%, 0.84% Floor), 0.92%, 05/25/47†	34,309	3,873
Wells Fargo Commercial Mortgage Trust, Series 2015-C26, Class A4
3.17%, 02/15/48	500,000	522,546
Wells Fargo Commercial Mortgage Trust, Series 2015-C27, Class A5
3.45%, 02/15/48	435,000	458,356
	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2016-NXS5, Class A6FL
(Floating, ICE LIBOR USD 1M + 1.55%, 1.55% Floor), 1.66%, 01/15/59 144A †	$ 2,000,000	$ 2,054,319
Wells Fargo Commercial Mortgage Trust, Series 2017-C39, Class A5
3.42%, 09/15/50	1,096,000	1,181,180
Wells Fargo Mortgage Backed Securities Trust, Series 2020-RR1, Class A1
3.00%, 05/25/50 144A † γ	103,420	104,888
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class ASB
3.39%, 08/15/47	364,835	373,817
WFRBS Commercial Mortgage Trust, Series 2014-LC14, Class ASB
3.52%, 03/15/47	289,297	295,817
Total Mortgage-Backed Securities (Cost $169,636,285)		170,977,969
MUNICIPAL BONDS — 0.1%
California State Earthquake Authority, Revenue Bond, Series B
1.48%, 07/01/23	315,000	317,846
Hawaii State, General Obligation, Series GB
0.80%, 10/01/24	1,000,000	992,781
Total Municipal Bonds (Cost $1,315,000)		1,310,627
U.S. TREASURY OBLIGATIONS — 27.4%
U.S. Treasury Bonds
1.75%, 08/15/41	4,300,000	4,183,765
U.S. Treasury Notes
0.13%, 12/31/22	15,400,000	15,353,236
0.38%, 10/31/23	43,017,000	42,774,189
0.75%, 12/31/23	10,130,000	10,133,957
0.13%, 02/15/24‡‡	16,272,300	16,065,400
0.25%, 03/15/24	21,060,000	20,814,026
0.38%, 04/15/24	8,470,000	8,387,616
0.25%, 05/15/24	6,300,000	6,216,082
0.25%, 06/15/24	15,860,000	15,631,393
0.38%, 07/15/24	1,620,000	1,600,509
0.38%, 08/15/24	12,495,000	12,334,420
0.38%, 09/15/24	10,600,000	10,453,836
0.75%, 11/15/24	100,655,000	100,128,135
1.00%, 12/15/24‡‡	29,685,000	29,725,585
		289,618,384
Total U.S. Treasury Obligations (Cost $294,908,870)		293,802,149

See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
MONEY MARKET FUNDS — 3.5%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	28,508,385	$ 28,508,385
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø §	8,092,328	8,092,328
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,018,453	1,018,453
Total Money Market Funds (Cost $37,619,166)		37,619,166
TOTAL INVESTMENTS —102.5% (Cost $1,101,389,274)		1,099,865,264

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Option — (0.0)%
FNCL 3.00% expiration date 3/2022, Strike Price $103.75, Expires 03/07/22 (JPM)	1	$ (622,523)	(1,380)
Call Swaptions — (0.0)%
Sell Protection on Markit CDX.NA.IG.37 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 12/20/2026 USD, Strike Price $80.00, Expires 01/19/22 (MSCS)	1	(2,800,000)	(112)
Sell Protection on Markit CDX.NA.IG.37 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 12/20/2026 USD, Strike Price $80.00, Expires 01/19/22 (DEUT)	1	(14,200,000)	(571)
Sell Protection on Markit CDX.NA.IG.37 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 12/20/2026 USD, Strike Price $90.00, Expires 03/16/22 (DEUT)	1	(17,000,000)	(5,454)
	Number of Contracts	Notional Amount	Value
Sell Protection on Markit CDX.NA.IG.37 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 12/20/2026 USD, Strike Price $95.00, Expires 03/16/22 (BAR)	1	$(13,700,000)	$ (3,711)
Sell Protection on Markit CDX.NA.IG.37 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 12/20/2026 USD, Strike Price $100.00, Expires 03/16/22 (GSC)	1	(11,800,000)	(2,758)
Sell Protection on Markit CDX.NA.IG.37 Index; Receive 1.00% (Quarterly); Credit Default Swap Maturing 12/20/2026 USD, Strike Price $100.00, Expires 03/16/22 (MSCS)	1	(26,600,000)	(6,216)
			(18,822)
Put Option — (0.0)%
FNCL 3.00% expiration date 1/2022, Strike Price $104.06, Expires 01/06/22 (JPM)	1	(2,497,500)	(9,704)
Total Written Options (Premiums received $ (105,645))			(29,906)
Liabilities in Excess of Other Assets — (2.5)%			(26,936,084)
NET ASSETS — 100.0%			$1,072,899,274

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bobl	03/2022	(51)	$ (7,736,381)	$ 46,587
Euro-Bund	03/2022	(1)	(195,105)	2,771
Euro-Schatz	03/2022	(34)	(4,336,569)	5,209
10-Year U.S. Treasury Note	03/2022	(75)	(9,785,156)	(53,955)
Ultra 10-Year U.S. Treasury Note	03/2022	(162)	(23,722,875)	(375,197)
Ultra Long U.S. Treasury Bond	03/2022	(16)	(3,154,000)	(65,887)
2-Year U.S. Treasury Note	04/2022	1,422	310,240,406	(386,792)
5-Year U.S. Treasury Note	04/2022	(1,101)	(133,195,195)	(202,487)
90-Day Bank Acceptance	12/2022	302	58,635,677	(493,749)
90-Day Bank Acceptance	03/2023	413	80,048,441	(482,099)
Total Futures Contracts outstanding at December 31, 2021			$ 266,799,243	$(2,005,599)
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/17/22	U.S. Dollars	5,854,506	Euro	4,958,000	HSBC	$ 200,920
02/14/22	U.S. Dollars	13,091,313	Japanese Yen	1,485,000,000	UBS	177,149
02/02/22	U.S. Dollars	20,277,474	British Pounds	14,972,000	BNP	13,976
03/17/22	Canadian Dollars	85,000	U.S. Dollars	65,892	HSBC	1,293
Subtotal Appreciation						$ 393,338
03/17/22	Euro	4,000	U.S. Dollars	4,655	HSBC	$ (94)
03/17/22	Canadian Dollars	143,000	U.S. Dollars	114,756	HSBC	(1,727)
03/16/22	U.S. Dollars	282,531	Canadian Dollars	361,000	MSCS	(2,810)
03/16/22	U.S. Dollars	232,559	Australian Dollars	326,000	MSCS	(4,668)
03/17/22	U.S. Dollars	1,985,499	Canadian Dollars	2,518,000	HSBC	(4,761)
02/02/22	U.S. Dollars	6,707,625	Euro	5,895,000	BAR	(8,378)
01/07/22	U.S. Dollars	1,112,241	Canadian Dollars	1,419,847	UBS	(10,204)
01/07/22	Japanese Yen	194,100,000	U.S. Dollars	1,709,872	JPM	(22,390)
01/07/22	U.S. Dollars	6,630,507	Canadian Dollars	8,418,160	JPM	(24,379)
01/07/22	U.S. Dollars	1,572,796	Australian Dollars	2,197,000	JPM	(25,668)
01/07/22	U.S. Dollars	3,568,984	Canadian Dollars	4,561,037	HSBC	(36,694)
01/07/22	U.S. Dollars	6,881,159	Australian Dollars	9,532,078	MSCS	(54,062)
01/04/22	U.S. Dollars	6,645,221	Euro	5,895,000	BAR	(66,793)
03/16/22	U.S. Dollars	18,354,678	Euro	16,211,000	RBS	(130,199)
01/05/22	U.S. Dollars	19,824,981	British Pounds	14,972,000	BNP	(440,125)
Subtotal Depreciation						$(832,952)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$(439,614)
See Notes to Financial Statements.

LOW-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Swap Agreements outstanding at December 31, 2021:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.5% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2024	MSCS	USD	1,600,000	$(32,954)	$(35,993)	$3,039
						$(32,954)	$(35,993)	$3,039

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
Markit CDX.NA.IG.37 Index (Pay Quarterly)	(1.00)%	12/20/2026	USD	40,700,000	$(1,008,030)	$(1,002,279)	$(5,751)
					$(1,008,030)	$(1,002,279)	$(5,751)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Month LIBOR + .098% (Quarterly)	3-Month LIBOR (Quarterly)	1/13/2023	USD	25,000,000	$(9,877)	$ —	$(9,877)
					$(9,877)	$ —	$(9,877)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 27,692,391	$ —	$ 27,692,391	$ —
Asset-Backed Securities	182,598,143	—	182,598,143	—
Corporate Bonds	209,046,082	—	209,046,082	—
Foreign Bonds	176,818,737	—	176,818,737	—
Money Market Funds	37,619,166	37,619,166	—	—
Mortgage-Backed Securities	170,977,969	—	170,977,969	—
Municipal Bonds	1,310,627	—	1,310,627	—
U.S. Treasury Obligations	293,802,149	—	293,802,149	—
Total Assets - Investments in Securities	$1,099,865,264	$37,619,166	$1,062,246,098	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 393,338	$ —	$ 393,338	$ —
Futures Contracts	54,567	54,567	—	—
Swap Agreements	3,039	—	3,039	—
Total Assets - Other Financial Instruments	$ 450,944	$ 54,567	$ 396,377	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Written Options:
Call Option	$ (1,380)	$ (1,380)	$ —	$ —
Call Swaptions	(18,822)	(18,822)	—	—
Put Option	(9,704)	(9,704)	—	—
Total Written Options	(29,906)	(29,906)	—	—
Total Liabilities - Investments in Securities	$ (29,906)	$ (29,906)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (832,952)	$ —	$(832,952)	$ —
Futures Contracts	(2,060,166)	(2,060,166)	—	—
Swap Agreements	(15,628)	—	(15,628)	—
Total Liabilities - Other Financial Instruments	$(2,908,746)	$(2,060,166)	$(848,580)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
The Fund invested in a diversified portfolio composed primarily of investment grade fixed income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) that normally varies, in years, between +/- 30% of the duration of the Fund’s benchmark index, the Bloomberg U.S. Aggregate Bond Index. The average dollar-weighted effective duration at the end of the reporting period was 6.14 years. The Investor Class of the Fund underperformed its benchmark for the one-year period ended December 31, 2021 (-2.27% versus -1.54%).
The Fund maintained an overweight to credit, both high yield and investment grade and local currency emerging markets debt throughout the year. While credit was additive, local currency emerging markets debt detracted from performance. Credit spreads narrowed slightly after robust tightening in 2021, but the interest rate sensitivity of high-quality bonds reached record highs and the sector posted negative absolute returns for the year as rates rose. Emerging markets debt and currencies lagged for the year as inflation and growth fears sparked underperformance in relative terms. Tactical U.S. yield curve positioning was a detractor as well with the Fund maintaining a longer duration than the benchmark for the first part of the year, when rates rose significantly.
Other strategies involving derivatives were utilized during 2021. U.S. Treasury futures contracts, options on U.S. Treasuries and interest rate swaps were used for the common purposes of managing both U.S. and non-U.S. duration, implementing yield curve positioning strategies and expressing cross-sector views. Overall, on a net basis, these positions had a positive impact on performance. In an effort to better manage credit risks from a synthetic perspective, credit default swaps were utilized on a very modest basis and were a detractor from performance. Currency forward and futures contracts were included in the Fund to hedge foreign currency risk and to express active currency views, and both added to performance. Interest futures were used to express interest rate views during the year and were a detractor to the performance of the Fund. Swaptions were also used to manage portfolio duration along with credit risk and contributed to relative performance.
During the year, the Fund remained focused on its objective of seeking maximum total return consistent with preservation of capital.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, seek higher returns than those offered by a shorter maturity bond fund, can accept some short-term fluctuations in account value and want to diversify their portfolio with a fixed income investment option. This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Corporate Bonds	28.4
Mortgage-Backed Securities	24.2
U.S. Treasury Obligations	22.3
Foreign Bonds	12.5
Repurchase Agreements	6.9
Money Market Funds	6.8
Asset-Backed Securities	4.8
Agency Obligations	1.3
Commercial Paper	0.7
Municipal Bonds	0.5
Loan Agreements	0.4
Certificates Of Deposit	0.3
Purchased Options	—**
Written Options	—**
TBA Sale Commitments	(2.7)
106.4
**Rounds to less than 0.05%
See Notes to Financial Statements.

Medium-Duration Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	(2.07%)***	(2.27%)	(1.54%)
Five Year	4.02%	3.76%	3.57%
Ten Year	3.51%	3.27%	2.90%
Since Inception	4.83%	4.68%	4.34%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.39%	0.66%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Bloomberg US Aggregate Bond Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
***Total returns may differ from the financial highlights due to adjustments required by U.S. GAAP.

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Par	Value
AGENCY OBLIGATIONS — 1.3%
Federal Farm Credit Banks Funding Corporation
1.70%, 04/23/35	$3,800,000	$ 3,703,021
Federal Home Loan Bank Discount Notes
0.05%, 03/09/22Ω	1,230,000	1,229,911
0.05%, 03/18/22Ω	3,630,000	3,629,702
Federal Home Loan Mortgage Corporation
0.00%,	300,001	312,709
0.65%, 10/22/25	7,100,000	6,948,106
0.65%, 10/27/25	7,200,000	7,055,019
0.80%, 10/28/26	7,200,000	7,027,081
Federal National Mortgage Association
6.63%, 11/15/30	670,000	944,992
Total Agency Obligations (Cost $31,103,745)		30,850,541
ASSET-BACKED SECURITIES — 4.8%
522 Funding CLO, Ltd., Series 2020-6A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.28%, 10/23/34 144A †	1,110,000	1,110,555
A10 Bridge Asset Financing LLC, Series 2020-C, Class A
2.02%, 08/15/40 144A	947,095	949,197
ABPCI Direct Lending Fund CLO X LP, Series 2020-10A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.95%, 1.95% Floor), 2.08%, 01/20/32 144A †	970,000	971,515
Allegro CLO XI, Ltd., Series 2019-2A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.39%, 1.39% Floor), 1.51%, 01/19/33 144A †	500,000	500,945
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-R10, Class M3
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.78%, 01/25/36†	2,900,000	2,885,899
AMMC CLO XI, Ltd., Series 2012-11A, Class A1R2
(Floating, ICE LIBOR USD 3M + 1.01%), 1.14%, 04/30/31 144A †	710,000	709,587
Apidos CLO XXIII, Series 2015-23A, Class AR
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 1.34%, 04/15/33 144A †	1,500,000	1,501,090
	Par	Value
Apidos CLO XXXV, Series 2021-35A, Class A
(Floating, ICE LIBOR USD 3M + 1.05%, 1.05% Floor), 1.18%, 04/20/34 144A †	$ 540,000	$ 538,764
Ballyrock CLO, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 3.15%), 3.28%, 04/20/31 144A †	750,000	750,502
Ballyrock CLO, Ltd., Series 2019-2A, Class A1BR
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.36%, 11/20/30 144A †	490,000	489,899
Basswood Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 1.13%, 04/20/34 144A †	1,500,000	1,497,754
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A2A
6.00%, 10/25/36	848,543	551,691
Bear Stearns Asset Backed Securities Trust, Series 2007-SD1, Class 1A3A
6.50%, 10/25/36	2,063,900	1,352,740
BlueMountain CLO XXVIII, Ltd., Series 2021-28A, Class A
(Floating, ICE LIBOR USD 3M + 1.26%, 1.26% Floor), 1.38%, 04/15/34 144A †	400,000	400,484
BlueMountain CLO, Ltd., Series 2013-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.18%), 1.31%, 10/22/30 144A †	490,193	490,344
BSPRT Issuer, Ltd., Series 2018-FL4, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.16%, 09/15/35 144A †	469,460	469,815
Carlyle Global Market Strategies CLO, Ltd., Series 2014-3RA, Class A1A
(Floating, ICE LIBOR USD 3M + 1.05%), 1.18%, 07/27/31 144A †	317,386	317,326
Carrington Mortgage Loan Trust, Series 2005-OPT2, Class M4
(Floating, ICE LIBOR USD 1M + 0.98%, 0.98% Floor), 1.08%, 05/25/35†	1,002,434	1,003,552
Cayuga Park CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 1.24%, 07/17/34 144A †	790,000	789,956

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Cedar Funding V CLO, Ltd., Series 2016-5A, Class AFRR
1.94%, 07/17/31 144A	$ 560,000	$ 561,091
Credit Suisse European Mortgage Capital, Ltd., Series 2019-1OTF, Class A
(Floating, ICE LIBOR USD 3M + 2.90%), 3.03%, 08/09/24 144A †	960,000	931,428
CWABS, Inc. Asset-Backed Certificates, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.75%, 0.75% Floor), 0.85%, 03/25/34†	79,677	79,518
CWHEQ Revolving Home Equity Loan Trust, Series 2005-F, Class 2A
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 16.00% Cap), 0.35%, 12/15/35†	26,000	25,286
Dryden 75 CLO, Ltd., Series 2019-75A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.04%, 1.04% Floor), 1.16%, 04/15/34 144A †	250,000	250,222
Dryden 77 CLO, Ltd., Series 2020-77A, Class AR
(Floating, ICE LIBOR USD 3M + 1.12%, 1.12% Floor), 1.28%, 05/20/34 144A †	6,500,000	6,503,240
Dryden 87 CLO, Ltd., Series 2021-87A, Class A1
(Floating, ICE LIBOR USD 3M + 1.10%, 1.10% Floor), 1.26%, 05/20/34 144A †	1,440,000	1,440,007
ECMC Group Student Loan Trust, Series 2017-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.20%), 1.30%, 12/27/66 144A †	795,609	810,241
Elmwood CLO IV, Ltd., Series 2020-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 1.36%, 04/15/33 144A †	3,800,000	3,800,146
Federal National Mortgage Association Grantor Trust, Series 2017-T1
2.90%, 06/25/27	99,538	105,355
Financial Asset Securities Corporation AAA Trust, Series 2005-1A, Class 1A3B
(Floating, ICE LIBOR USD 1M + 0.41%, 0.41% Floor), 0.51%, 02/27/35 144A †	359,314	334,582
Flagship Credit Auto Trust, Series 2019-3, Class A
2.33%, 02/15/24 144A	115,070	115,251
Fortress Credit Bsl X, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.47%, 1.47% Floor), 1.60%, 04/20/33 144A †	2,190,000	2,197,849
	Par	Value
GMACM Home Equity Loan Trust, Series 2007-HE3, Class 2A1
7.00%, 09/25/37† γ	$ 32,161	$ 31,396
GoldenTree Loan Opportunities IX, Ltd., Series 2014-9A, Class AR2
(Floating, ICE LIBOR USD 3M + 1.11%, 1.11% Floor), 1.24%, 10/29/29 144A †	1,000,000	1,000,310
Golub Capital Partners CLO 45M, Ltd., Series 2019-45A, Class A
(Floating, ICE LIBOR USD 3M + 1.72%, 1.72% Floor), 1.85%, 10/20/31 144A †	250,000	250,159
GoodLeap Sustainable Home Solutions Trust, Series 2021-3CS, Class A
2.10%, 05/20/48 144A	2,226,428	2,195,055
Greywolf CLO V, Ltd., Series 2015-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.16%, 1.16% Floor), 1.28%, 01/27/31 144A †	500,000	500,366
Halcyon Loan Advisors Funding, Ltd., Series 2015-2A, Class AR
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 1.20%, 07/25/27 144A †	18,821	18,830
HalseyPoint CLO, Ltd., Series 2020-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.45%, 1.45% Floor), 1.58%, 11/30/32 144A †	530,000	531,840
Higher Education Funding I, Series 2014-1, Class A
(Floating, ICE LIBOR USD 3M + 1.05%), 1.23%, 05/25/34 144A †	474,653	476,325
Hildene Community Funding CDO, Ltd., Series 2015-1A, Class ARR
2.60%, 11/01/35 144A	750,000	750,349
HPS Loan Management, Ltd., Series 2021-16A, Class A1
(Floating, ICE LIBOR USD 3M + 1.14%, 1.14% Floor), 1.40%, 01/23/35 144A †	640,000	640,000
ICG U.S. CLO, Ltd., Series 2017-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.17%, 1.17% Floor), 1.31%, 07/28/34 144A †	1,500,000	1,496,500
InStar Leasing III LLC, Series 2021-1A, Class A
2.30%, 02/15/54 144A	966,076	961,780
KKR CLO, Ltd., Series 32A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 1.44%, 01/15/32 144A †	340,000	340,253
KREF, Ltd., Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.07%, 1.07% Floor), 1.18%, 02/15/39 144A †	1,560,000	1,559,276

See Notes to Financial Statements.

	Par	Value
LCCM Trust, Series 2021-FL2, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 1.31%, 12/13/38 144A †	$ 750,000	$ 748,561
LCM XVIII LP, Series 19A, Class AR
(Floating, ICE LIBOR USD 3M + 1.24%, 1.24% Floor), 1.36%, 07/15/27 144A †	116,188	116,225
Loanpal Solar Loan, Ltd., Series 2021-1GS, Class A
2.29%, 01/20/48 144A	725,498	727,388
LP Credit Card ABS Master Trust, Series 2018-1, Class A
(Floating, ICE LIBOR USD 1M + 1.55%), 1.64%, 08/20/24 144A †	385,552	386,608
Madison Park Funding XXX, Ltd., Series 2018-30A, Class A
(Floating, ICE LIBOR USD 3M + 0.75%, 0.75% Floor), 0.87%, 04/15/29 144A †	2,735,383	2,735,895
Magnetite VIII, Ltd., Series 2014-8A, Class CR2
(Floating, ICE LIBOR USD 3M + 1.85%, 1.85% Floor), 1.97%, 04/15/31 144A †	500,000	500,109
MF1, Ltd., Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.21%, 07/16/36 144A †	900,000	897,550
Mill City Mortgage Loan Trust, Series 2017-2, Class A3
3.01%, 07/25/59 144A † γ	190,106	194,247
Mississippi Higher Education Assistance Corporation, Series 2014-1, Class A1
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.78%, 10/25/35†	349,364	350,517
NADG NNN Operating LP, Series 2019-1, Class A
3.37%, 12/28/49 144A	881,100	894,734
Navient Private Education Loan Trust, Series 2015-BA, Class A3
(Floating, ICE LIBOR USD 1M + 1.45%), 1.56%, 07/16/40 144A †	2,207,949	2,218,942
Navient Student Loan Trust, Series 2016-3A, Class A3
(Floating, ICE LIBOR USD 1M + 1.35%), 1.45%, 06/25/65 144A †	1,301,188	1,341,566
Navient Student Loan Trust, Series 2016-6A, Class A3
(Floating, ICE LIBOR USD 1M + 1.30%), 1.40%, 03/25/66 144A †	3,176,000	3,297,760
Navient Student Loan Trust, Series 2017-2A, Class A
(Floating, ICE LIBOR USD 1M + 1.05%), 1.15%, 12/27/66 144A †	1,259,377	1,270,774
	Par	Value
Navient Student Loan Trust, Series 2020-1A, Class A1B
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.15%, 06/25/69 144A †	$2,014,963	$2,070,833
Neuberger Berman Loan Advisers CLO, Ltd., Series 2018-29A, Class A1
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 1.25%, 10/19/31 144A †	750,000	750,144
Oak Street Investment Grade Net Lease Fund, Series 2020-1A, Class A1
1.85%, 11/20/50 144A	667,153	661,717
Octagon Investment Partners 36, Ltd., Series 2018-1A, Class A1
(Floating, ICE LIBOR USD 3M + 0.97%), 1.09%, 04/15/31 144A †	700,000	696,954
Octagon Investment Partners 45, Ltd., Series 2019-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.33%, 1.33% Floor), 1.45%, 10/15/32 144A †	750,000	750,478
Octagon Investment Partners XXI, Ltd., Series 2014-1A, Class AAR3
(Floating, ICE LIBOR USD 3M + 1.00%, 1.00% Floor), 1.16%, 02/14/31 144A †	530,000	527,555
OHA Credit Funding 7, Ltd., Series 2020-7A, Class A
(Floating, ICE LIBOR USD 3M + 1.25%, 1.25% Floor), 1.37%, 10/19/32 144A †	270,000	270,193
Owl Rock CLO III, Ltd., Series 2020-3A, Class A1L
(Floating, ICE LIBOR USD 3M + 1.80%), 1.93%, 04/20/32 144A †	600,000	601,624
Palmer Square CLO, Ltd., Series 2019-1A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.30%, 11/14/34 144A †	900,000	900,449
PHEAA Student Loan Trust, Series 2012-1A, Class A1
(Floating, ICE LIBOR USD 1M + 0.55%), 0.65%, 05/25/57 144A †	410,533	405,014
PHEAA Student Loan Trust, Series 2016-1A, Class A
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.25%, 09/25/65 144A †	385,249	392,472
PHEAA Student Loan Trust, Series 2016-2A, Class A
(Floating, ICE LIBOR USD 1M + 0.95%), 1.05%, 11/25/65 144A †	348,397	348,082
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Point Au Roche Park CLO, Ltd., Series 2021-1A, Class A
(Floating, ICE LIBOR USD 3M + 1.08%, 1.08% Floor), 1.26%, 07/20/34 144A †	$1,170,000	$1,167,324
RAMP Trust, Series 2005-EFC6, Class M2
(Floating, ICE LIBOR USD 1M + 0.43%, 0.65% Floor, 14.00% Cap), 0.75%, 11/25/35†	137,726	137,823
Recette CLO, Ltd., Series 2015-1A, Class ARR
(Floating, ICE LIBOR USD 3M + 1.08%), 1.21%, 04/20/34 144A †	340,000	339,234
REESE PARK CLO, Ltd., Series 2020-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.13%, 1.13% Floor), 1.25%, 10/15/34 144A †	1,350,000	1,349,228
Saxon Asset Securities Trust, Series 2004-1, Class M1
(Floating, ICE LIBOR USD 1M + 0.80%, 0.80% Floor, 10.28% Cap), 0.89%, 03/25/35†	92,265	90,398
SBA Small Business Investment Cos., Series 2018-10B, Class 1
3.55%, 09/10/28	136,923	145,140
Shackleton CLO, Ltd., Series 2014-6RA, Class A
(Floating, ICE LIBOR USD 3M + 1.02%, 1.02% Floor), 1.14%, 07/17/28 144A †	357,990	358,229
Shackleton CLO, Ltd., Series 2019-14A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.20%, 1.20% Floor), 1.33%, 07/20/34 144A †	8,700,000	8,704,333
SLC Student Loan Trust, Series 2005-3, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 0.32%, 06/15/29†	232,893	232,432
SLM Student Loan Trust, Series 2003-10A, Class A3
(Floating, ICE LIBOR USD 3M + 0.47%), 0.67%, 12/15/27 144A †	312,431	312,475
SLM Student Loan Trust, Series 2005-4, Class A3
(Floating, ICE LIBOR USD 3M + 0.12%), 0.24%, 01/25/27†	44,822	44,731
SLM Student Loan Trust, Series 2005-5, Class A4
(Floating, ICE LIBOR USD 3M + 0.14%, 0.14% Floor), 0.26%, 10/25/28†	337,266	336,322
SMB Private Education Loan Trust, Series 2020-BA, Class A1A
1.29%, 07/15/53 144A	429,188	424,811
	Par	Value
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	$1,530,000	$1,517,742
SMB Private Education Loan Trust, Series 2021-A, Class B
2.31%, 01/15/53 144A	660,000	655,584
SMB Private Education Loan Trust, Series 2021-C, Class B
2.30%, 01/15/53 144A	580,000	582,497
Sonic Capital LLC, Series 2020-1A, Class A2I
3.85%, 01/20/50 144A	661,067	687,447
Sound Point CLO XX, Ltd., Series 2018-2A, Class A
(Floating, ICE LIBOR USD 3M + 1.10%), 1.22%, 07/26/31 144A †	500,000	499,252
Stonepeak, Series 2021-1A, Class AA
2.30%, 02/28/33 144A	2,172,847	2,154,706
Structured Asset Investment Loan Trust, Series 2005-1, Class M3
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor), 0.88%, 02/25/35 144A †	2,700,000	2,722,842
Sunrun Demeter Issuer, Series 2021-2A, Class A
2.27%, 01/30/57 144A	2,300,000	2,296,513
Tryon Park CLO, Ltd., Series 2013-1A, Class A1SR
(Floating, ICE LIBOR USD 3M + 0.89%), 1.01%, 04/15/29 144A †	2,012,817	2,012,315
Trysail CLO, Ltd., Series 2021-1A, Class A1
(Floating, ICE LIBOR USD 3M + 1.32%, 1.32% Floor), 1.45%, 07/20/32 144A †	2,900,000	2,898,878
United States Small Business Administration, Series 2019-20D, Class 1
2.98%, 04/01/39	106,140	113,501
United States Small Business Administration, Series 2019-25G, Class 1
2.69%, 07/01/44	193,203	202,499
Utah State Board of Regents, Series 2015-1, Class A
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.69%, 02/25/43†	275,979	274,473
Venture 39 CLO, Ltd., Series 2020-39A, Class A1
(Floating, ICE LIBOR USD 3M + 1.28%, 1.28% Floor), 1.40%, 04/15/33 144A †	2,525,000	2,527,529

See Notes to Financial Statements.

	Par	Value
Voya CLO, Ltd., Series 2016-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.19%), 1.31%, 10/18/31 144A †	$ 500,000	$ 500,267
Voya CLO, Ltd., Series 2017-3A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.04%), 1.17%, 04/20/34 144A †	490,000	487,323
Voya CLO, Ltd., Series 2018-3A, Class A1A
(Floating, ICE LIBOR USD 3M + 1.15%, 1.15% Floor), 1.27%, 10/15/31 144A †	1,250,000	1,250,623
Voya CLO, Ltd., Series 2019-1A, Class AR
(Floating, ICE LIBOR USD 3M + 1.06%, 1.06% Floor), 1.18%, 04/15/31 144A †	1,700,000	1,696,580
Wellfleet CLO X, Ltd., Series 2019-XA, Class A1R
(Floating, ICE LIBOR USD 3M + 1.17%), 1.30%, 07/20/32 144A †	6,900,000	6,906,988
Whitebox CLO II, Ltd., Series 2020-2A, Class A1R
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 1.38%, 10/24/34 144A †	650,000	650,325
Whitebox CLO III, Ltd., Series 2021-3A, Class A1
(Floating, ICE LIBOR USD 3M + 1.22%, 1.22% Floor), 1.34%, 10/15/34 144A †	780,000	780,753
Whitehorse XII, Ltd., Series 2018-12A, Class D
(Floating, ICE LIBOR USD 3M + 3.65%, 3.65% Floor), 3.77%, 10/15/31 144A †	750,000	731,007
Total Asset-Backed Securities (Cost $115,683,680)		115,036,785
CERTIFICATES OF DEPOSIT — 0.3%
Sumitomo Mitsui Banking Corporation
0.18%, 01/31/22 (Cost $6,000,000)	6,000,000	6,000,382
COMMERCIAL PAPER — 0.7%
AT&T, Inc.
0.18%, 02/14/22Ω	3,500,000	3,498,731
Australia & New Zealand Banking Group Ltd.
0.12%, 02/01/22Ω	5,000,000	4,999,698
Entergy Corp.
0.15%, 01/12/22Ω	2,000,000	1,999,905
Fidelity National Information Services, Inc.
0.25%, 01/05/22Ω	3,300,000	3,299,930
VW Credit, Inc.
0.20%, 01/06/22Ω	2,900,000	2,899,926
Total Commercial Paper (Cost $16,698,446)		16,698,190
	Par	Value
CORPORATE BONDS — 28.4%
3M Co.
2.38%, 08/26/29	$ 210,000	$ 215,835
3.05%, 04/15/30Δ	50,000	53,723
3.70%, 04/15/50Δ	790,000	931,928
7-Eleven, Inc.
1.30%, 02/10/28 144A	725,000	691,596
Abbott Laboratories
3.75%, 11/30/26	148,000	163,744
4.75%, 11/30/36	205,000	262,433
4.90%, 11/30/46	210,000	288,731
Adobe, Inc.
2.30%, 02/01/30Δ	650,000	665,690
Adventist Health System
2.95%, 03/01/29	160,000	167,588
Aetna, Inc.
2.80%, 06/15/23	50,000	51,252
Air Lease Corporation
3.38%, 07/01/25	1,430,000	1,493,967
2.88%, 01/15/26	1,600,000	1,652,711
3.75%, 06/01/26Δ	875,000	929,041
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.15%), 4.13%, 12/15/26ρ Δ ^	600,000	597,000
3.25%, 10/01/29	45,000	46,163
3.00%, 02/01/30	40,000	40,008
Alaska Airlines Pass-Through Trust, Series 2020-1, Class A
4.80%, 08/15/27 144A	1,566,740	1,715,829
Alexandria Real Estate Equities, Inc. REIT
3.80%, 04/15/26	900,000	975,288
2.75%, 12/15/29	1,400,000	1,446,866
3.38%, 08/15/31	325,000	350,709
Allegion U.S. Holding Co., Inc.
3.20%, 10/01/24	400,000	416,329
Alliant Energy Finance LLC
3.75%, 06/15/23 144A	275,000	284,968
4.25%, 06/15/28 144A	75,000	82,951
Ally Financial, Inc.
1.45%, 10/02/23	250,000	250,890
Alphabet, Inc.
0.45%, 08/15/25Δ	60,000	58,695
0.80%, 08/15/27Δ	130,000	126,042
1.10%, 08/15/30Δ	150,000	142,152
2.05%, 08/15/50	230,000	206,775
Amazon.com, Inc.
0.80%, 06/03/25	310,000	306,815
1.20%, 06/03/27	390,000	385,046
3.15%, 08/22/27	270,000	291,989
1.50%, 06/03/30Δ	190,000	184,532
2.10%, 05/12/31Δ	170,000	172,611
4.80%, 12/05/34	75,000	96,055
3.88%, 08/22/37	2,620,000	3,088,572
4.95%, 12/05/44	220,000	301,842
4.05%, 08/22/47	290,000	353,665
2.50%, 06/03/50	310,000	297,234
3.10%, 05/12/51	140,000	150,486
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.25%, 08/22/57	$ 160,000	$ 206,317
Amdocs, Ltd.
2.54%, 06/15/30	1,975,000	1,961,687
American Airlines Pass-Through Trust, Series 2013-1, Class A
4.00%, 07/15/25	712,064	688,962
American Airlines Pass-Through Trust, Series 2017-2, Class AA
3.35%, 10/15/29Δ	1,702,202	1,736,749
American Airlines Pass-Through Trust, Series 2021-1, Class A
2.88%, 07/11/34	2,300,000	2,269,431
American Campus Communities Operating Partnership LP REIT
3.75%, 04/15/23	525,000	539,431
2.85%, 02/01/30	40,000	40,893
American Express Co.
2.50%, 07/30/24	1,995,000	2,062,667
American Homes 4 Rent LP REIT
4.90%, 02/15/29	309,000	357,774
2.38%, 07/15/31	205,000	201,505
American International Group, Inc.
4.13%, 02/15/24	75,000	79,691
2.50%, 06/30/25	150,000	154,856
3.90%, 04/01/26	825,000	895,458
4.20%, 04/01/28	1,850,000	2,067,002
3.40%, 06/30/30	250,000	270,909
4.38%, 01/15/55	25,000	30,872
American Tower Corporation REIT
3.38%, 05/15/24	825,000	862,138
3.38%, 10/15/26Δ	1,500,000	1,595,702
American Transmission Systems, Inc.
2.65%, 01/15/32 144A	160,000	161,855
Amgen, Inc.
3.63%, 05/22/24	50,000	52,697
4.66%, 06/15/51	34,000	43,772
Anthem, Inc.
2.95%, 12/01/22	390,000	397,669
3.35%, 12/01/24	130,000	137,443
3.65%, 12/01/27	250,000	274,654
2.55%, 03/15/31Δ	2,100,000	2,148,625
Aon Corporation
2.90%, 08/23/51	35,000	33,914
Apache Corporation
3.25%, 04/15/22	24,000	24,031
4.38%, 10/15/28Δ	20,000	21,817
4.25%, 01/15/30Δ	60,000	65,198
5.10%, 09/01/40Δ	180,000	203,684
5.25%, 02/01/42Δ	30,000	34,694
4.75%, 04/15/43Δ	40,000	44,059
4.25%, 01/15/44Δ	300,000	304,554
5.35%, 07/01/49Δ	140,000	160,159
Appalachian Power Co.
2.70%, 04/01/31	2,200,000	2,243,385
Apple, Inc.
1.13%, 05/11/25	630,000	628,779
3.25%, 02/23/26	30,000	32,114
2.45%, 08/04/26	595,000	622,323
	Par	Value
3.35%, 02/09/27	$ 40,000	$ 43,467
3.00%, 06/20/27	20,000	21,457
4.50%, 02/23/36Δ	55,000	69,216
Arch Capital Finance LLC
4.01%, 12/15/26	600,000	659,167
Arch Capital Group, Ltd.
7.35%, 05/01/34	175,000	252,276
Archer-Daniels-Midland Co.
3.25%, 03/27/30	150,000	163,374
Arrow Electronics, Inc.
4.50%, 03/01/23	1,200,000	1,235,090
Ashtead Capital, Inc.
1.50%, 08/12/26 144A Δ	350,000	344,147
AT&T, Inc.
4.45%, 04/01/24	725,000	774,360
2.30%, 06/01/27	430,000	438,075
1.65%, 02/01/28	540,000	529,463
2.75%, 06/01/31	175,000	178,933
2.25%, 02/01/32Δ	1,700,000	1,646,571
2.55%, 12/01/33Δ	2,794,000	2,739,736
5.25%, 03/01/37	225,000	279,375
4.90%, 08/15/37	200,000	242,793
5.35%, 09/01/40	80,000	101,972
6.38%, 03/01/41	325,000	462,072
3.50%, 06/01/41	400,000	413,101
5.55%, 08/15/41	40,000	52,771
3.10%, 02/01/43	1,110,000	1,084,638
4.35%, 06/15/45Δ	94,000	106,537
5.15%, 11/15/46	125,000	159,358
5.45%, 03/01/47	575,000	754,935
4.50%, 03/09/48	197,000	231,019
5.15%, 02/15/50	200,000	256,680
3.65%, 06/01/51	325,000	338,571
3.30%, 02/01/52	80,000	78,875
3.50%, 09/15/53	2,143,000	2,174,558
3.55%, 09/15/55	301,000	303,812
3.80%, 12/01/57	90,000	94,291
3.65%, 09/15/59	127,000	129,044
AutoNation, Inc.
1.95%, 08/01/28Δ	150,000	146,919
4.75%, 06/01/30	225,000	257,535
AvalonBay Communities, Inc. REIT
2.05%, 01/15/32Δ	2,400,000	2,378,482
Avangrid, Inc.
3.20%, 04/15/25	275,000	289,336
Aviation Capital Group LLC
5.50%, 12/15/24 144A	2,000,000	2,190,156
1.95%, 01/30/26 144A	400,000	390,747
Baker Hughes Holdings LLC
4.49%, 05/01/30	60,000	68,963
Bank of America Corporation
3.30%, 01/11/23	120,000	123,324
(Variable, ICE LIBOR USD 3M + 0.79%), 3.00%, 12/20/23^	329,000	335,896
(Variable, ICE LIBOR USD 3M + 0.78%), 3.55%, 03/05/24^	530,000	545,912
4.00%, 04/01/24	420,000	446,803

See Notes to Financial Statements.

	Par	Value
(Floating, ICE LIBOR USD 3M + 0.96%), 1.08%, 07/23/24†	$ 900,000	$ 907,990
(Variable, ICE LIBOR USD 3M + 0.94%), 3.86%, 07/23/24^	225,000	234,524
4.20%, 08/26/24	1,295,000	1,389,277
(Variable, ICE LIBOR USD 3M + 3.71%), 6.25%, 09/05/24ρ ^	300,000	323,063
(Variable, ICE LIBOR USD 3M + 4.17%), 6.50%, 10/23/24ρ ^	150,000	164,621
4.00%, 01/22/25	440,000	470,406
(Variable, ICE LIBOR USD 3M + 0.97%), 3.46%, 03/15/25^	60,000	62,791
(Variable, ICE LIBOR USD 3M + 1.09%), 3.09%, 10/01/25^	2,240,000	2,332,646
(Variable, U.S. SOFR + 0.65%), 1.53%, 12/06/25^	2,300,000	2,306,977
(Variable, ICE LIBOR USD 3M + 0.81%), 3.37%, 01/23/26^	55,000	57,922
4.45%, 03/03/26	420,000	463,082
3.50%, 04/19/26	1,260,000	1,359,353
(Variable, U.S. SOFR + 1.15%), 1.32%, 06/19/26^	60,000	59,436
4.25%, 10/22/26	480,000	530,297
(Variable, U.S. SOFR + 1.01%), 1.20%, 10/24/26Δ ^	2,200,000	2,158,246
3.25%, 10/21/27	875,000	932,525
4.18%, 11/25/27	825,000	903,803
(Variable, ICE LIBOR USD 3M + 1.37%), 3.59%, 07/21/28^	860,000	926,920
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	694,000	741,960
(Variable, ICE LIBOR USD 3M + 1.07%), 3.97%, 03/05/29^	300,000	328,974
(Variable, ICE LIBOR USD 3M + 1.31%), 4.27%, 07/23/29^	525,000	586,186
(Variable, ICE LIBOR USD 3M + 1.19%), 2.88%, 10/22/30^	500,000	517,289
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	75,000	75,346
(Variable, U.S. SOFR + 2.15%), 2.59%, 04/29/31^	1,010,000	1,022,418
(Variable, U.S. SOFR + 1.53%), 1.90%, 07/23/31^	1,150,000	1,103,061
(Variable, U.S. SOFR + 1.22%), 2.30%, 07/21/32^	755,000	744,002
(Variable, U.S. SOFR + 1.21%), 2.57%, 10/20/32^	1,550,000	1,560,425
6.11%, 01/29/37	500,000	675,019
(Variable, ICE LIBOR USD 3M + 1.81%), 4.24%, 04/24/38^	20,000	23,562
5.00%, 01/21/44	790,000	1,042,677
(Variable, ICE LIBOR USD 3M + 1.19%), 3.95%, 01/23/49^	270,000	317,074
(Variable, ICE LIBOR USD 3M + 1.52%), 4.33%, 03/15/50^	170,000	211,574
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	990,000	1,196,661
(Variable, U.S. SOFR + 1.88%), 2.83%, 10/24/51^	750,000	741,438
Banner Health
2.34%, 01/01/30	865,000	877,918
	Par	Value
Barrick North America Finance LLC
5.70%, 05/30/41	$ 150,000	$ 204,882
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	200,000	211,497
Baxter International, Inc.
1.92%, 02/01/27 144A Δ	600,000	602,943
2.54%, 02/01/32 144A	600,000	607,531
Baylor Scott & White Holdings
1.78%, 11/15/30	305,000	295,000
Becton, Dickinson and Co.
3.36%, 06/06/24	377,000	394,971
3.73%, 12/15/24Δ	47,000	50,000
3.70%, 06/06/27Δ	1,685,000	1,838,805
2.82%, 05/20/30	650,000	674,235
4.69%, 12/15/44	94,000	118,588
Berkshire Hathaway Energy Co.
3.25%, 04/15/28	400,000	428,620
3.70%, 07/15/30	400,000	442,597
Berkshire Hathaway Finance Corporation
1.85%, 03/12/30	725,000	719,806
4.25%, 01/15/49	460,000	568,192
Berry Global, Inc.
1.57%, 01/15/26	2,475,000	2,424,634
Block Financial LLC
3.88%, 08/15/30Δ	1,600,000	1,715,485
Boeing Co. (The)
1.17%, 02/04/23	2,000,000	2,000,288
1.43%, 02/04/24	2,920,000	2,917,376
4.88%, 05/01/25	850,000	931,053
2.20%, 02/04/26	430,000	430,112
2.70%, 02/01/27Δ	70,000	71,269
2.80%, 03/01/27	110,000	112,383
5.15%, 05/01/30	1,200,000	1,400,564
3.25%, 02/01/35Δ	1,575,000	1,591,933
6.63%, 02/15/38	210,000	284,114
3.55%, 03/01/38	70,000	71,638
5.71%, 05/01/40	340,000	438,373
3.85%, 11/01/48	25,000	26,190
3.75%, 02/01/50Δ	200,000	209,165
5.81%, 05/01/50Δ	1,400,000	1,905,541
5.93%, 05/01/60	10,000	13,967
Booking Holdings, Inc.
4.63%, 04/13/30	60,000	70,098
Boston Properties LP REIT
4.50%, 12/01/28	900,000	1,016,019
2.55%, 04/01/32Δ	2,200,000	2,188,843
Boston Scientific Corporation
2.65%, 06/01/30	1,900,000	1,941,010
BP Capital Markets America, Inc.
3.79%, 02/06/24	50,000	52,667
3.12%, 05/04/26	570,000	603,490
3.54%, 04/06/27	50,000	54,069
4.23%, 11/06/28	1,550,000	1,752,055
3.63%, 04/06/30Δ	490,000	542,192
3.06%, 06/17/41	35,000	35,587
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
3.00%, 02/24/50	$ 735,000	$ 721,119
Broadcom, Inc.
2.45%, 02/15/31 144A	2,000,000	1,965,276
4.30%, 11/15/32	2,000,000	2,253,208
3.42%, 04/15/33 144A	900,000	945,590
3.47%, 04/15/34 144A	2,090,000	2,191,764
3.14%, 11/15/35 144A	6,814,000	6,872,368
3.19%, 11/15/36 144A	28,000	28,039
3.50%, 02/15/41 144A	325,000	333,731
Burlington Northern Santa Fe LLC
2.88%, 06/15/52	70,000	70,484
Calpine Corporation
4.50%, 02/15/28 144A	495,000	513,181
Camden Property Trust REIT
3.15%, 07/01/29	65,000	69,255
Cameron LNG LLC
2.90%, 07/15/31 144A	70,000	73,050
3.30%, 01/15/35 144A	460,000	481,791
Capital One Financial Corporation
3.50%, 06/15/23	325,000	336,946
3.30%, 10/30/24	345,000	363,411
Cargill, Inc.
2.13%, 04/23/30 144A	70,000	69,374
Carrier Global Corporation
2.49%, 02/15/27	1,225,000	1,260,144
2.72%, 02/15/30	650,000	665,170
3.58%, 04/05/50	20,000	21,401
CenterPoint Energy Resources Corporation
(Floating, ICE LIBOR USD 3M + 0.50%), 0.67%, 03/02/23†	2,100,000	2,095,694
CenterPoint Energy, Inc.
4.25%, 11/01/28	700,000	779,052
CH Robinson Worldwide, Inc.
4.20%, 04/15/28	1,500,000	1,692,386
Charles Schwab Corporation (The)
4.20%, 03/24/25	60,000	65,310
3.30%, 04/01/27	65,000	69,741
3.25%, 05/22/29	10,000	10,763
Charter Communications Operating LLC
4.46%, 07/23/22	1,700,000	1,725,265
4.91%, 07/23/25	7,190,000	7,919,052
4.20%, 03/15/28	510,000	559,094
2.25%, 01/15/29	2,300,000	2,247,961
5.05%, 03/30/29	460,000	527,527
6.38%, 10/23/35	530,000	685,007
5.38%, 04/01/38	215,000	256,919
3.50%, 03/01/42	450,000	438,492
6.48%, 10/23/45	90,000	123,517
4.80%, 03/01/50	360,000	405,385
Cheniere Energy Partners LP
4.00%, 03/01/31	60,000	63,086
3.25%, 01/31/32 144A	80,000	80,960
Chevron Corporation
1.55%, 05/11/25	310,000	312,950
2.95%, 05/16/26	350,000	371,103
2.00%, 05/11/27	170,000	172,772
	Par	Value
Chevron U.S.A., Inc.
3.85%, 01/15/28	$ 550,000	$ 609,811
Choice Hotels International, Inc.
3.70%, 12/01/29	1,500,000	1,597,530
Chubb INA Holdings, Inc.
3.35%, 05/03/26	120,000	128,846
Cigna Corporation
3.75%, 07/15/23	293,000	304,827
4.13%, 11/15/25	180,000	197,086
4.38%, 10/15/28	460,000	523,560
2.40%, 03/15/30	1,250,000	1,262,787
4.80%, 08/15/38	955,000	1,179,510
3.20%, 03/15/40	675,000	700,244
4.90%, 12/15/48	1,000,000	1,299,681
Cintas Corporation No. 2
2.90%, 04/01/22	180,000	180,731
3.70%, 04/01/27	190,000	208,129
Cisco Systems, Inc.
5.50%, 01/15/40	75,000	104,887
CIT Bank NA
(Variable, U.S. SOFR + 1.72%), 2.97%, 09/27/25^	550,000	568,706
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ ^	170,000	175,525
3.50%, 05/15/23	220,000	227,525
(Variable, U.S. SOFR + 1.67%), 1.68%, 05/15/24^	2,190,000	2,215,175
(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 04/24/25^	65,000	67,918
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	430,000	461,175
4.40%, 06/10/25	450,000	490,643
5.50%, 09/13/25	490,000	554,848
(Variable, U.S. SOFR + 2.84%), 3.11%, 04/08/26^	190,000	199,395
3.40%, 05/01/26	2,075,000	2,228,457
(Variable, ICE LIBOR USD 3M + 4.52%), 6.25%, 08/15/26ρ Δ ^	150,000	169,545
3.20%, 10/21/26	500,000	530,477
4.30%, 11/20/26	1,675,000	1,855,583
4.45%, 09/29/27	2,305,000	2,573,602
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	30,000	32,562
(Variable, ICE LIBOR USD 3M + 1.39%), 3.67%, 07/24/28^	150,000	162,012
4.13%, 07/25/28	1,750,000	1,923,609
(Variable, U.S. SOFR + 3.91%), 4.41%, 03/31/31^	340,000	389,067
(Variable, U.S. SOFR + 2.11%), 2.57%, 06/03/31^	790,000	798,522
6.63%, 06/15/32	50,000	66,541
(Variable, U.S. SOFR + 1.18%), 2.52%, 11/03/32^	860,000	860,957
8.13%, 07/15/39	260,000	441,325
6.68%, 09/13/43	10,000	15,141
5.30%, 05/06/44	24,000	31,482
4.65%, 07/30/45	894,000	1,133,535
4.75%, 05/18/46	40,000	49,465

See Notes to Financial Statements.

	Par	Value
4.65%, 07/23/48	$ 160,000	$ 206,642
Citizens Financial Group, Inc.
2.85%, 07/27/26	65,000	67,847
Citrix Systems, Inc.
1.25%, 03/01/26	2,100,000	2,048,232
4.50%, 12/01/27	40,000	43,479
CME Group, Inc.
3.00%, 03/15/25	65,000	68,309
Coca-Cola Co. (The)
3.38%, 03/25/27	120,000	129,776
1.45%, 06/01/27Δ	265,000	263,810
2.50%, 06/01/40	20,000	20,177
2.60%, 06/01/50	130,000	127,814
Comcast Corporation
3.38%, 08/15/25	275,000	294,270
3.95%, 10/15/25	477,000	521,406
3.15%, 03/01/26	130,000	138,799
3.30%, 02/01/27	344,000	370,009
3.30%, 04/01/27	1,710,000	1,840,244
4.15%, 10/15/28Δ	1,180,000	1,341,491
3.40%, 04/01/30	450,000	492,105
4.25%, 10/15/30	410,000	474,139
5.65%, 06/15/35	420,000	558,083
6.50%, 11/15/35	7,000	10,102
3.90%, 03/01/38	30,000	34,082
3.25%, 11/01/39	400,000	423,944
3.75%, 04/01/40	165,000	185,558
3.40%, 07/15/46	50,000	53,280
4.00%, 03/01/48	40,000	46,348
4.70%, 10/15/48	100,000	128,067
2.80%, 01/15/51Δ	270,000	261,930
2.89%, 11/01/51 144A	300,000	291,838
2.94%, 11/01/56 144A	135,000	129,512
CommonSpirit Health
4.35%, 11/01/42	40,000	46,127
Commonwealth Edison Co.
3.80%, 10/01/42	300,000	340,259
ConocoPhillips
3.75%, 10/01/27 144A	170,000	186,593
4.30%, 08/15/28 144A Δ	480,000	539,892
ConocoPhillips Co.
6.95%, 04/15/29	220,000	289,937
Consolidated Edison Co. of New York, Inc.
3.35%, 04/01/30	130,000	140,093
3.95%, 04/01/50	140,000	160,956
Continental Resources, Inc.
4.50%, 04/15/23	556,000	573,631
2.27%, 11/15/26 144A	140,000	139,098
4.38%, 01/15/28	320,000	346,490
5.75%, 01/15/31 144A Δ	210,000	247,653
4.90%, 06/01/44	180,000	199,778
CoStar Group, Inc.
2.80%, 07/15/30 144A	625,000	626,509
Costco Wholesale Corporation
1.38%, 06/20/27	70,000	69,557
1.60%, 04/20/30	550,000	533,979
	Par	Value
Coterra Energy, Inc.
3.90%, 05/15/27 144A	$ 660,000	$ 710,167
4.38%, 03/15/29 144A	650,000	727,487
Cox Communications, Inc.
3.35%, 09/15/26 144A	45,000	47,838
CRH America Finance, Inc.
3.40%, 05/09/27 144A	2,100,000	2,244,474
3.95%, 04/04/28 144A	500,000	551,875
Crown Castle International Corporation REIT
3.15%, 07/15/23	2,325,000	2,396,182
3.10%, 11/15/29	70,000	73,202
CSC Holdings LLC
3.38%, 02/15/31 144A Δ	780,000	731,539
CSX Corporation
3.80%, 04/15/50	300,000	343,631
CubeSmart LP REIT
2.50%, 02/15/32	650,000	648,678
CVS Health Corporation
2.75%, 12/01/22	210,000	212,950
2.63%, 08/15/24Δ	205,000	212,430
3.88%, 07/20/25	788,000	847,895
3.63%, 04/01/27	200,000	217,313
4.30%, 03/25/28	576,000	647,381
3.75%, 04/01/30Δ	1,090,000	1,197,443
2.13%, 09/15/31Δ	2,740,000	2,689,442
4.13%, 04/01/40	80,000	92,270
2.70%, 08/21/40Δ	360,000	348,507
5.13%, 07/20/45	250,000	326,720
5.05%, 03/25/48	1,480,000	1,944,745
4.25%, 04/01/50Δ	80,000	97,300
CVS Pass-Through Trust
6.94%, 01/10/30	487,593	578,302
CyrusOne LP REIT
2.90%, 11/15/24	1,500,000	1,549,897
D.R. Horton, Inc.
4.38%, 09/15/22Δ	800,000	812,979
Daimler Finance North America LLC
2.55%, 08/15/22 144A	1,700,000	1,719,518
2.70%, 06/14/24 144A	1,900,000	1,965,442
8.50%, 01/18/31	25,000	37,248
Daimler Trucks Finance North America LLC
(Floating, U.S. SOFR + 0.50%), 0.55%, 06/14/23 144A †	2,300,000	2,302,185
Deere & Co.
2.75%, 04/15/25	65,000	67,978
3.10%, 04/15/30	50,000	53,997
3.75%, 04/15/50	760,000	903,408
Dell International LLC
5.45%, 06/15/23	735,000	775,663
5.85%, 07/15/25	25,000	28,371
6.02%, 06/15/26	1,025,000	1,186,512
8.35%, 07/15/46	19,000	31,742
Delta Air Lines, Inc.
7.00%, 05/01/25 144A	2,460,000	2,816,079
4.50%, 10/20/25 144A	700,000	736,365
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.75%, 10/20/28 144A	$ 350,000	$ 382,716
Deutsche Bank AG
3.95%, 02/27/23	1,900,000	1,959,785
Devon Energy Corporation
5.85%, 12/15/25	792,000	906,771
5.25%, 10/15/27 144A	38,000	40,092
4.50%, 01/15/30 144A	32,000	34,388
5.60%, 07/15/41	477,000	601,000
4.75%, 05/15/42Δ	710,000	826,039
5.00%, 06/15/45Δ	1,240,000	1,506,853
DH Europe Finance II S.a.r.l.
2.20%, 11/15/24	2,275,000	2,326,823
2.60%, 11/15/29	225,000	232,941
Diamondback Energy, Inc.
3.25%, 12/01/26	90,000	95,037
3.50%, 12/01/29	160,000	169,840
Discover Financial Services
3.75%, 03/04/25	450,000	476,693
Discovery Communications LLC
3.63%, 05/15/30Δ	1,800,000	1,928,274
DISH DBS Corporation
5.88%, 11/15/24	170,000	174,699
7.75%, 07/01/26	150,000	158,445
5.25%, 12/01/26 144A	120,000	122,073
5.13%, 06/01/29	140,000	127,627
Dollar Tree, Inc.
4.00%, 05/15/25	325,000	349,535
4.20%, 05/15/28	400,000	446,483
Dominion Energy, Inc.
(Step to 0.00% on 08/15/24), 3.07%, 08/15/24 STEP	675,000	699,269
3.38%, 04/01/30	225,000	239,255
2.25%, 08/15/31	2,300,000	2,251,164
Duke Energy Corporation
3.75%, 04/15/24	200,000	210,169
3.15%, 08/15/27Δ	550,000	579,349
2.45%, 06/01/30Δ	1,800,000	1,791,149
Duke Energy Ohio, Inc.
3.65%, 02/01/29	350,000	379,268
Duke Realty LP REIT
2.25%, 01/15/32	2,300,000	2,261,060
DuPont de Nemours, Inc.
4.21%, 11/15/23	175,000	185,143
4.49%, 11/15/25	350,000	387,221
4.73%, 11/15/28	350,000	406,063
East Ohio Gas Co. (The)
2.00%, 06/15/30 144A	125,000	121,135
Eaton Corporation
2.75%, 11/02/22	410,000	417,742
4.15%, 11/02/42	200,000	235,017
eBay, Inc.
4.00%, 07/15/42	30,000	33,605
Ecolab, Inc.
4.80%, 03/24/30	60,000	72,203
2.75%, 08/18/55	68,000	67,227
Emory University
1.57%, 09/01/25	1,600,000	1,594,466
	Par	Value
2.14%, 09/01/30	$1,170,000	$1,188,800
Energy Transfer LP
4.20%, 09/15/23	625,000	652,997
4.50%, 11/01/23	310,000	324,894
4.25%, 04/01/24	100,000	105,053
4.50%, 04/15/24	230,000	243,940
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.13%), 6.75%, 05/15/25ρ ^	260,000	260,975
5.95%, 12/01/25	300,000	341,990
5.50%, 06/01/27	1,175,000	1,341,339
4.95%, 05/15/28	900,000	999,758
4.95%, 06/15/28	110,000	123,937
5.25%, 04/15/29	1,410,000	1,617,813
3.75%, 05/15/30Δ	1,090,000	1,157,381
5.30%, 04/01/44	20,000	23,016
5.30%, 04/15/47	125,000	145,631
5.40%, 10/01/47	50,000	58,985
6.00%, 06/15/48	50,000	62,442
6.25%, 04/15/49Δ	590,000	774,499
Entergy Louisiana LLC
5.40%, 11/01/24	1,200,000	1,331,074
2.35%, 06/15/32	2,200,000	2,198,862
Enterprise Products Operating LLC
4.15%, 10/16/28	600,000	674,721
3.13%, 07/31/29	100,000	106,393
2.80%, 01/31/30Δ	890,000	929,853
7.55%, 04/15/38	50,000	74,967
5.70%, 02/15/42	60,000	78,386
4.85%, 03/15/44	50,000	60,503
4.80%, 02/01/49	30,000	36,722
4.20%, 01/31/50	680,000	766,985
3.70%, 01/31/51Δ	970,000	1,024,259
3.95%, 01/31/60	120,000	130,504
EOG Resources, Inc.
4.15%, 01/15/26	160,000	175,017
4.38%, 04/15/30Δ	40,000	46,313
3.90%, 04/01/35	260,000	295,648
4.95%, 04/15/50Δ	490,000	665,907
EPR Properties REIT
4.75%, 12/15/26	1,265,000	1,353,541
3.60%, 11/15/31	2,300,000	2,280,556
EQM Midstream Partners LP
4.13%, 12/01/26	1,800,000	1,846,899
EQT Corporation
3.00%, 10/01/22Δ	20,000	20,228
6.63%, 02/01/25	20,000	22,575
3.13%, 05/15/26 144A Δ	10,000	10,278
3.90%, 10/01/27Δ	440,000	473,000
5.00%, 01/15/29	100,000	110,893
3.63%, 05/15/31 144A Δ	210,000	218,202
Equinix, Inc. REIT
2.63%, 11/18/24	1,700,000	1,753,170
1.55%, 03/15/28	2,200,000	2,119,794
3.00%, 07/15/50	10,000	9,610
Equitable Holdings, Inc.
4.35%, 04/20/28	2,600,000	2,919,186

See Notes to Financial Statements.

	Par	Value
Exelon Corporation
4.05%, 04/15/30	$ 325,000	$ 361,822
5.63%, 06/15/35	415,000	529,991
4.70%, 04/15/50	25,000	31,576
Exelon Generation Co. LLC
3.25%, 06/01/25	1,665,000	1,746,566
Expedia Group, Inc.
3.60%, 12/15/23	300,000	311,894
6.25%, 05/01/25 144A	1,054,000	1,190,396
4.63%, 08/01/27	150,000	167,243
3.80%, 02/15/28	300,000	321,242
3.25%, 02/15/30	70,000	71,579
2.95%, 03/15/31	2,350,000	2,351,688
Exxon Mobil Corporation
1.57%, 04/15/23	30,000	30,350
2.99%, 03/19/25	660,000	694,370
3.04%, 03/01/26	730,000	773,369
3.48%, 03/19/30	540,000	592,531
4.23%, 03/19/40	50,000	59,383
4.11%, 03/01/46	230,000	270,342
3.10%, 08/16/49	45,000	45,902
4.33%, 03/19/50Δ	190,000	234,708
3.45%, 04/15/51	250,000	272,547
Federal Realty Investment Trust REIT
3.50%, 06/01/30	1,900,000	2,031,448
FedEx Corporation
4.05%, 02/15/48	375,000	423,518
Fidelity National Information Services, Inc.
1.15%, 03/01/26	2,200,000	2,146,167
Fifth Third Bancorp
2.38%, 01/28/25	375,000	385,390
Fiserv, Inc.
2.75%, 07/01/24	1,075,000	1,112,745
3.20%, 07/01/26	725,000	767,781
4.20%, 10/01/28Δ	375,000	421,182
2.65%, 06/01/30	2,300,000	2,338,824
Florida Power & Light Co.
3.80%, 12/15/42	425,000	485,529
Ford Motor Co.
3.25%, 02/12/32	590,000	605,340
Ford Motor Credit Co. LLC
2.98%, 08/03/22	1,800,000	1,811,493
(Floating, ICE LIBOR USD 3M + 1.24%), 1.39%, 02/15/23†	2,200,000	2,196,517
3.37%, 11/17/23	1,900,000	1,961,750
2.90%, 02/16/28	380,000	381,495
4.00%, 11/13/30	940,000	1,012,878
Fox Corporation
4.03%, 01/25/24	480,000	507,240
4.71%, 01/25/29	250,000	285,840
3.50%, 04/08/30Δ	125,000	134,803
5.48%, 01/25/39	525,000	679,848
Freeport-McMoRan, Inc.
3.88%, 03/15/23Δ	10,000	10,361
4.55%, 11/14/24	10,000	10,727
	Par	Value
5.45%, 03/15/43	$ 192,000	$ 241,736
GA Global Funding Trust
1.25%, 12/08/23 144A	2,300,000	2,299,936
General Dynamics Corporation
3.25%, 04/01/25	40,000	42,327
3.50%, 05/15/25	40,000	42,691
4.25%, 04/01/40	60,000	73,595
4.25%, 04/01/50	180,000	230,979
General Electric Co.
6.75%, 03/15/32	44,000	60,145
5.88%, 01/14/38	45,000	61,465
General Mills, Inc.
4.20%, 04/17/28	600,000	670,975
General Motors Co.
5.40%, 10/02/23	535,000	572,940
4.00%, 04/01/25	200,000	214,223
6.13%, 10/01/25	190,000	218,541
4.20%, 10/01/27	65,000	71,234
6.60%, 04/01/36	25,000	33,912
5.15%, 04/01/38	50,000	60,507
5.95%, 04/01/49	300,000	412,896
General Motors Financial Co., Inc.
3.45%, 04/10/22	230,000	230,709
4.30%, 07/13/25	300,000	323,772
4.35%, 01/17/27	560,000	617,678
5.65%, 01/17/29	100,000	118,883
2.70%, 06/10/31Δ	575,000	574,218
Gilead Sciences, Inc.
3.70%, 04/01/24	230,000	241,928
4.60%, 09/01/35	55,000	66,747
4.50%, 02/01/45	275,000	337,045
4.75%, 03/01/46	20,000	25,481
Glencore Funding LLC
3.00%, 10/27/22 144A Δ	10,000	10,159
4.13%, 05/30/23 144A	20,000	20,825
4.13%, 03/12/24 144A	1,155,000	1,215,291
4.63%, 04/29/24 144A	658,000	703,246
1.63%, 04/27/26 144A	525,000	515,873
4.00%, 03/27/27 144A Δ	480,000	518,529
3.88%, 10/27/27 144A	520,000	560,109
2.63%, 09/23/31 144A	875,000	852,216
Global Payments, Inc.
2.65%, 02/15/25	400,000	411,524
2.90%, 05/15/30Δ	1,600,000	1,632,466
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/10/22† ρ	3,000	2,948
Goldman Sachs Group, Inc. (The)
3.20%, 02/23/23	250,000	256,473
3.85%, 07/08/24	150,000	158,652
3.50%, 04/01/25	320,000	338,725
4.25%, 10/21/25	1,170,000	1,277,663
3.50%, 11/16/26	700,000	746,737
(Floating, ICE LIBOR USD 3M + 1.75%), 1.89%, 10/28/27†	1,800,000	1,886,107
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	$1,140,000	$1,242,004
(Variable, ICE LIBOR USD 3M + 1.30%), 4.22%, 05/01/29^	990,000	1,101,451
(Variable, U.S. SOFR + 1.26%), 2.65%, 10/21/32^	1,450,000	1,462,256
6.75%, 10/01/37	110,000	156,552
6.25%, 02/01/41	750,000	1,095,106
(Variable, U.S. SOFR + 1.51%), 3.21%, 04/22/42^	60,000	62,519
(Variable, U.S. SOFR + 1.47%), 2.91%, 07/21/42^	150,000	149,854
5.15%, 05/22/45	550,000	718,706
4.75%, 10/21/45	220,000	284,699
Goodman U.S. Finance Three LLC REIT
3.70%, 03/15/28 144A	1,000,000	1,081,467
Great-West Lifeco Finance 2018 LP
4.05%, 05/17/28 144A	175,000	198,221
Guardian Life Global Funding
1.10%, 06/23/25 144A	100,000	99,183
1.25%, 11/19/27 144A	1,800,000	1,732,401
H&E Equipment Services, Inc.
3.88%, 12/15/28 144A	325,000	323,139
Halliburton Co.
3.80%, 11/15/25Δ	40,000	43,059
6.70%, 09/15/38	50,000	69,021
5.00%, 11/15/45	190,000	228,209
HCA, Inc.
5.25%, 04/15/25	120,000	132,904
5.25%, 06/15/26	10,000	11,262
5.38%, 09/01/26Δ	1,600,000	1,800,080
5.50%, 06/15/47	50,000	65,787
Healthcare Realty Trust, Inc. REIT
2.05%, 03/15/31	175,000	167,768
Healthcare Trust of America Holdings LP REIT
3.10%, 02/15/30	1,500,000	1,551,515
Healthpeak Properties, Inc. REIT
3.50%, 07/15/29	65,000	70,616
Hewlett Packard Enterprise Co.
2.25%, 04/01/23	1,000,000	1,015,550
4.45%, 10/02/23	1,350,000	1,425,228
4.90%, 10/15/25	915,000	1,016,058
6.35%, 10/15/45	155,000	208,639
Hilton Domestic Operating Co., Inc.
4.00%, 05/01/31 144A Δ	986,000	1,010,887
3.63%, 02/15/32 144A	407,000	405,537
Home Depot, Inc. (The)
2.50%, 04/15/27	150,000	156,630
3.90%, 12/06/28	270,000	304,554
2.70%, 04/15/30	170,000	178,735
3.30%, 04/15/40	450,000	490,153
4.50%, 12/06/48	35,000	45,519
3.35%, 04/15/50	830,000	911,026
3.50%, 09/15/56	55,000	62,499
Honeywell International, Inc.
1.35%, 06/01/25	180,000	180,920
	Par	Value
Host Hotels & Resorts LP REIT
2.90%, 12/15/31	$ 475,000	$ 459,321
Humana, Inc.
3.15%, 12/01/22	70,000	71,170
4.50%, 04/01/25	40,000	43,641
3.95%, 03/15/27Δ	150,000	164,145
4.63%, 12/01/42	60,000	74,417
4.95%, 10/01/44	70,000	90,505
4.80%, 03/15/47	10,000	12,785
Huntington Bancshares, Inc.
4.00%, 05/15/25	550,000	592,250
Huntington Ingalls Industries, Inc.
0.67%, 08/16/23 144A	2,500,000	2,479,223
Huntsman International LLC
4.50%, 05/01/29	325,000	359,896
2.95%, 06/15/31	250,000	254,058
Hyatt Hotels Corporation
1.80%, 10/01/24	2,875,000	2,875,960
Hyundai Capital America
1.00%, 09/17/24 144A	2,300,000	2,262,096
1.65%, 09/17/26 144A	2,300,000	2,258,031
2.75%, 09/27/26	70,000	71,575
IHS Markit, Ltd.
4.00%, 03/01/26 144A	631,000	683,578
Intel Corporation
3.40%, 03/25/25Δ	65,000	69,168
3.70%, 07/29/25	80,000	86,427
1.60%, 08/12/28	250,000	247,388
4.60%, 03/25/40	15,000	18,760
3.73%, 12/08/47	76,000	87,080
4.75%, 03/25/50	210,000	281,331
3.05%, 08/12/51	120,000	123,463
Intercontinental Exchange, Inc.
3.00%, 06/15/50	1,500,000	1,506,966
International Business Machines Corporation
3.00%, 05/15/24	720,000	752,662
International Flavors & Fragrances, Inc.
1.83%, 10/15/27 144A	650,000	639,042
4.38%, 06/01/47	1,000,000	1,168,141
5.00%, 09/26/48	55,000	71,106
Intuit, Inc.
1.35%, 07/15/27Δ	175,000	171,388
Invitation Homes Operating Partnership LP REIT
2.30%, 11/15/28	375,000	371,559
IPALCO Enterprises, Inc.
4.25%, 05/01/30	1,800,000	1,981,611
ITC Holdings Corporation
2.95%, 05/14/30 144A	1,900,000	1,944,574
JetBlue Pass-Through Trust, Series 2019-1, Class AA
2.75%, 05/15/32	1,920,765	1,942,903
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.80%), 3.93%, 02/01/22† ρ	1,260,000	1,268,298

See Notes to Financial Statements.

	Par	Value
(Variable, ICE LIBOR USD 3M + 0.73%), 3.56%, 04/23/24^	$ 800,000	$ 827,026
(Variable, U.S. SOFR + 1.46%), 1.51%, 06/01/24^	770,000	776,167
(Variable, ICE LIBOR USD 3M + 0.89%), 3.80%, 07/23/24^	1,775,000	1,850,698
3.88%, 09/10/24Δ	860,000	912,976
(Variable, ICE LIBOR USD 3M + 1.00%), 4.02%, 12/05/24^	1,425,000	1,503,306
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ ^	875,000	899,063
(Variable, ICE LIBOR USD 3M + 1.16%), 3.22%, 03/01/25^	65,000	67,619
(Variable, U.S. SOFR + 1.16%), 2.30%, 10/15/25^	685,000	701,153
(Variable, U.S. SOFR + 1.85%), 2.08%, 04/22/26^	460,000	467,432
2.95%, 10/01/26	700,000	739,828
(Variable, ICE LIBOR USD 3M + 1.25%), 3.96%, 01/29/27^	875,000	946,394
(Variable, U.S. SOFR + 0.77%), 1.47%, 09/22/27^	2,500,000	2,453,139
4.25%, 10/01/27	780,000	876,254
3.63%, 12/01/27	900,000	970,976
(Variable, ICE LIBOR USD 3M + 0.95%), 3.51%, 01/23/29^	1,720,000	1,845,375
(Variable, ICE LIBOR USD 3M + 1.26%), 4.20%, 07/23/29^	380,000	425,773
(Variable, ICE LIBOR USD 3M + 1.33%), 4.45%, 12/05/29^	170,000	193,260
(Variable, U.S. SOFR + 3.79%), 4.49%, 03/24/31^	75,000	86,961
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	575,000	582,392
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	300,000	311,258
(Variable, U.S. SOFR + 1.18%), 2.55%, 11/08/32^	880,000	888,132
4.95%, 06/01/45	400,000	523,392
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	320,000	332,808
Keurig Dr. Pepper, Inc.
4.60%, 05/25/28	50,000	56,953
Keysight Technologies, Inc.
3.00%, 10/30/29	475,000	494,064
Kilroy Realty LP REIT
4.75%, 12/15/28	1,750,000	2,004,834
Kimberly-Clark Corporation
2.88%, 02/07/50	5,000	5,160
Kimco Realty Corporation REIT
2.25%, 12/01/31	75,000	73,252
Kinder Morgan Energy Partners LP
3.95%, 09/01/22Δ	520,000	527,028
3.50%, 09/01/23	2,250,000	2,327,598
4.25%, 09/01/24	980,000	1,045,749
Kinder Morgan, Inc.
4.30%, 03/01/28	60,000	66,774
5.20%, 03/01/48	10,000	12,420
KKR Group Finance Co. II LLC
5.50%, 02/01/43 144A	30,000	40,246
	Par	Value
Kyndryl Holdings, Inc.
2.05%, 10/15/26 144A	$ 550,000	$ 536,155
L3Harris Technologies, Inc.
5.05%, 04/27/45	50,000	66,019
Lear Corporation
5.25%, 05/15/49	35,000	44,442
Lehman Escrow Bonds
0.00%, 01/18/12#	200,000	1,100
0.00%, 01/24/13#	2,300,000	12,650
0.00%, 07/19/17Ψ ††† #	150,000	—
0.00%, 12/28/17Ψ ††† #	3,340,000	—
0.00%, 02/10/22Ψ ††† ρ #	2,330,000	—
Level 3 Financing, Inc.
3.40%, 03/01/27 144A	1,600,000	1,653,928
Life Storage LP REIT
3.88%, 12/15/27	900,000	988,795
Lincoln National Corporation
3.05%, 01/15/30	20,000	20,840
Lockheed Martin Corporation
3.10%, 01/15/23	40,000	40,741
3.55%, 01/15/26Δ	310,000	336,034
4.50%, 05/15/36	50,000	61,283
Louisville Gas and Electric Co.
4.25%, 04/01/49	50,000	61,396
Lowe's Cos., Inc.
1.70%, 09/15/28	500,000	490,772
4.50%, 04/15/30	110,000	127,943
1.70%, 10/15/30	675,000	642,821
3.00%, 10/15/50	150,000	148,919
Marathon Petroleum Corporation
3.80%, 04/01/28	125,000	134,201
6.50%, 03/01/41	25,000	34,520
Marriott International, Inc.
2.13%, 10/03/22	1,500,000	1,513,617
Mars, Inc.
2.70%, 04/01/25 144A	400,000	416,413
3.20%, 04/01/30 144A	475,000	512,543
2.38%, 07/16/40 144A	150,000	143,535
Marsh & McLennan Cos., Inc.
3.75%, 03/14/26	1,100,000	1,195,377
4.38%, 03/15/29	500,000	570,953
Martin Marietta Materials, Inc.
3.20%, 07/15/51	1,225,000	1,247,145
Masco Corporation
1.50%, 02/15/28Δ	2,575,000	2,496,367
Mastercard, Inc.
3.30%, 03/26/27	250,000	270,499
3.85%, 03/26/50	310,000	374,917
McDonald’s Corporation
3.30%, 07/01/25	170,000	180,434
1.45%, 09/01/25	40,000	40,410
3.70%, 01/30/26	250,000	269,352
3.50%, 03/01/27	360,000	389,350
3.50%, 07/01/27	390,000	423,527
3.80%, 04/01/28	90,000	99,037
3.60%, 07/01/30Δ	160,000	177,140
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.30%, 03/01/38	$ 50,000	$ 71,315
3.63%, 09/01/49	130,000	144,380
4.20%, 04/01/50	1,230,000	1,498,131
Medtronic, Inc.
3.50%, 03/15/25	10,000	10,659
4.63%, 03/15/45	36,000	47,407
MetLife Capital Trust IV
7.88%, 12/15/37 144A	300,000	410,250
MetLife, Inc.
6.40%, 12/15/36	50,000	61,589
Metropolitan Life Global Funding I
3.45%, 12/18/26 144A	1,700,000	1,835,794
Microchip Technology, Inc.
2.67%, 09/01/23	675,000	689,698
Microsoft Corporation
2.88%, 02/06/24	470,000	489,492
2.70%, 02/12/25	120,000	125,767
3.13%, 11/03/25	60,000	64,088
2.40%, 08/08/26	1,540,000	1,614,085
3.30%, 02/06/27	800,000	872,916
3.45%, 08/08/36	5,000	5,777
2.53%, 06/01/50	18,000	17,674
2.92%, 03/17/52	37,000	39,546
2.68%, 06/01/60	22,000	22,106
3.04%, 03/17/62	108,000	116,424
MidAmerican Energy Co.
3.65%, 04/15/29	350,000	386,371
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	290,000	310,011
Mondelez International, Inc.
1.50%, 05/04/25	670,000	671,426
2.75%, 04/13/30	55,000	56,796
Morgan Stanley
3.70%, 10/23/24	1,150,000	1,225,786
(Variable, U.S. SOFR + 1.15%), 2.72%, 07/22/25^	755,000	778,632
(Variable, U.S. SOFR + 1.99%), 2.19%, 04/28/26^	750,000	765,612
3.63%, 01/20/27	1,475,000	1,601,219
3.95%, 04/23/27	1,375,000	1,513,985
(Variable, ICE LIBOR USD 3M + 1.14%), 3.77%, 01/24/29^	220,000	239,765
(Variable, ICE LIBOR USD 3M + 1.63%), 4.43%, 01/23/30^	195,000	222,597
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	1,895,000	1,942,684
(Variable, U.S. SOFR + 3.12%), 3.62%, 04/01/31^	1,000,000	1,091,889
(Variable, U.S. SOFR + 1.03%), 1.79%, 02/13/32^	725,000	687,856
(Variable, U.S. SOFR + 1.20%), 2.51%, 10/20/32^	830,000	831,151
(Variable, U.S. SOFR + 1.36%), 2.48%, 09/16/36^	1,055,000	1,016,924
MPLX LP
4.88%, 12/01/24	230,000	249,858
4.88%, 06/01/25	100,000	109,544
4.00%, 03/15/28	50,000	54,268
4.80%, 02/15/29	250,000	285,973
	Par	Value
4.50%, 04/15/38Δ	$ 470,000	$ 528,471
4.70%, 04/15/48	1,020,000	1,183,570
5.50%, 02/15/49	595,000	764,033
MPT Operating Partnership LP REIT
4.63%, 08/01/29	435,000	459,678
National Retail Properties, Inc. REIT
3.90%, 06/15/24	255,000	269,524
3.60%, 12/15/26	250,000	266,582
National Securities Clearing Corporation
1.50%, 04/23/25 144A	400,000	402,871
Nature Conservancy (The)
0.94%, 07/01/26	25,000	24,385
1.30%, 07/01/28	25,000	24,441
NetApp, Inc.
1.88%, 06/22/25	1,700,000	1,714,940
2.38%, 06/22/27	45,000	46,244
New York Life Global Funding
0.95%, 06/24/25 144A	200,000	197,336
NextEra Energy Capital Holdings, Inc.
1.90%, 06/15/28	590,000	584,737
2.25%, 06/01/30Δ	1,900,000	1,892,605
Niagara Mohawk Power Corporation
4.28%, 12/15/28 144A	2,000,000	2,204,943
Nielsen Finance LLC
5.88%, 10/01/30 144A	83,000	87,756
NIKE, Inc.
2.40%, 03/27/25	140,000	145,100
2.75%, 03/27/27Δ	220,000	233,362
3.25%, 03/27/40	140,000	153,017
3.38%, 03/27/50	520,000	591,374
NiSource, Inc.
3.49%, 05/15/27	925,000	994,298
3.60%, 05/01/30	100,000	108,003
3.95%, 03/30/48	450,000	508,490
Nissan Motor Acceptance Co. LLC
(Floating, ICE LIBOR USD 3M + 0.89%), 1.01%, 01/13/22 144A †	1,900,000	1,900,179
2.75%, 03/09/28 144A	2,200,000	2,187,965
Northrop Grumman Corporation
2.93%, 01/15/25	870,000	907,220
3.25%, 01/15/28	900,000	964,741
5.25%, 05/01/50	180,000	253,645
Northwell Healthcare, Inc.
6.15%, 11/01/43	375,000	552,166
Northwestern Mutual Life Insurance Co. (The)
6.06%, 03/30/40 144A	300,000	426,445
3.85%, 09/30/47 144A	250,000	283,967
NRG Energy, Inc.
3.75%, 06/15/24 144A	625,000	652,626
3.38%, 02/15/29 144A	318,000	312,065
3.63%, 02/15/31 144A	850,000	830,203
NVIDIA Corporation
2.85%, 04/01/30	350,000	372,501
3.50%, 04/01/40	880,000	993,563

See Notes to Financial Statements.

	Par	Value
3.50%, 04/01/50	$1,120,000	$1,284,653
3.70%, 04/01/60	460,000	554,004
Occidental Petroleum Corporation
6.95%, 07/01/24	290,000	321,942
5.55%, 03/15/26	435,000	484,755
3.40%, 04/15/26	500,000	513,028
3.20%, 08/15/26	260,000	268,208
3.00%, 02/15/27	150,000	152,408
7.88%, 09/15/31Δ	280,000	374,186
6.45%, 09/15/36	205,000	261,784
4.63%, 06/15/45	130,000	135,072
6.60%, 03/15/46	220,000	285,795
4.40%, 04/15/46	60,000	61,613
4.10%, 02/15/47	260,000	255,194
4.20%, 03/15/48	80,000	80,130
Omega Healthcare Investors, Inc. REIT
3.63%, 10/01/29	1,600,000	1,663,880
ONEOK, Inc.
6.35%, 01/15/31	1,600,000	2,013,020
Oracle Corporation
3.80%, 11/15/37	65,000	68,144
3.60%, 04/01/40	400,000	403,428
5.38%, 07/15/40	55,000	67,460
4.00%, 07/15/46	375,000	391,438
Otis Worldwide Corporation
2.06%, 04/05/25	130,000	132,315
2.29%, 04/05/27	200,000	204,076
2.57%, 02/15/30	25,000	25,408
Owl Rock Capital Corporation
2.88%, 06/11/28Δ	2,200,000	2,162,938
Pacific Gas and Electric Co.
1.75%, 06/16/22Δ	2,900,000	2,900,020
1.70%, 11/15/23	2,200,000	2,205,660
3.40%, 08/15/24	600,000	620,648
3.15%, 01/01/26	1,300,000	1,330,707
2.95%, 03/01/26Δ	800,000	814,186
2.10%, 08/01/27	370,000	357,751
4.55%, 07/01/30	1,800,000	1,949,817
2.50%, 02/01/31	610,000	582,089
3.30%, 08/01/40	165,000	153,704
3.50%, 08/01/50Δ	70,000	65,243
Pacific Life Global Funding II
1.20%, 06/24/25 144A	1,700,000	1,680,950
PacifiCorp
4.15%, 02/15/50	60,000	71,418
Parsley Energy LLC
4.13%, 02/15/28 144A	30,000	30,326
PayPal Holdings, Inc.
1.35%, 06/01/23	220,000	221,879
1.65%, 06/01/25	1,380,000	1,398,526
2.65%, 10/01/26	2,775,000	2,916,361
2.30%, 06/01/30	300,000	305,333
PepsiCo, Inc.
0.75%, 05/01/23	300,000	300,501
2.25%, 03/19/25	20,000	20,689
2.63%, 03/19/27Δ	30,000	31,452
	Par	Value
2.63%, 07/29/29	$ 65,000	$ 68,498
1.63%, 05/01/30	250,000	242,976
2.88%, 10/15/49Δ	100,000	105,558
PerkinElmer, Inc.
3.30%, 09/15/29	65,000	68,930
Phillips 66
3.70%, 04/06/23	400,000	413,658
3.85%, 04/09/25	100,000	106,736
1.30%, 02/15/26	175,000	171,468
Physicians Realty LP REIT
3.95%, 01/15/28	2,400,000	2,626,039
Pioneer Natural Resources Co.
1.13%, 01/15/26	70,000	68,083
2.15%, 01/15/31	290,000	279,272
Plains All American Pipeline LP
3.65%, 06/01/22	200,000	200,989
3.85%, 10/15/23	725,000	752,309
Post Holdings, Inc.
5.50%, 12/15/29 144A	350,000	368,169
Prime Security Services Borrower LLC
3.38%, 08/31/27 144A	770,000	743,639
Principal Life Global Funding II
1.25%, 06/23/25 144A	90,000	89,041
Procter & Gamble Co. (The)
2.80%, 03/25/27	75,000	79,414
2.85%, 08/11/27Δ	45,000	48,216
3.00%, 03/25/30	130,000	141,552
Progress Energy, Inc.
7.75%, 03/01/31	350,000	488,594
Public Storage REIT
0.50%, 09/09/30(E)	2,000,000	2,206,953
QUALCOMM, Inc.
4.65%, 05/20/35	55,000	68,586
4.80%, 05/20/45	10,000	13,327
Quanta Services, Inc.
2.90%, 10/01/30	25,000	25,480
Range Resources Corporation
5.00%, 03/15/23	322,000	329,586
4.88%, 05/15/25	10,000	10,338
Raymond James Financial, Inc.
4.65%, 04/01/30	75,000	87,141
Raytheon Technologies Corporation
3.15%, 12/15/24	120,000	126,137
3.95%, 08/16/25	530,000	575,323
3.50%, 03/15/27	550,000	589,895
4.13%, 11/16/28	665,000	745,094
2.25%, 07/01/30	540,000	539,685
4.50%, 06/01/42Δ	90,000	112,419
4.05%, 05/04/47	375,000	436,314
Realty Income Corporation REIT
4.63%, 11/01/25	600,000	665,837
3.95%, 08/15/27	150,000	166,529
3.40%, 01/15/28	200,000	216,008
3.25%, 01/15/31	1,800,000	1,939,712
2.85%, 12/15/32	800,000	832,228
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Regency Centers LP REIT
2.95%, 09/15/29	$ 775,000	$ 805,939
Regeneron Pharmaceuticals, Inc.
1.75%, 09/15/30Δ	1,500,000	1,421,777
Reinsurance Group of America, Inc.
3.90%, 05/15/29	65,000	71,277
RELX Capital, Inc.
3.50%, 03/16/23	300,000	308,913
Republic Services, Inc.
2.50%, 08/15/24	190,000	195,680
Roche Holdings, Inc.
2.61%, 12/13/51 144A	820,000	804,811
Roper Technologies, Inc.
4.20%, 09/15/28	500,000	562,234
Ross Stores, Inc.
4.60%, 04/15/25	65,000	71,293
Rush Obligated Group
3.92%, 11/15/29	400,000	447,835
Sabine Pass Liquefaction LLC
5.63%, 04/15/23	400,000	418,509
5.63%, 03/01/25	450,000	500,135
5.00%, 03/15/27	425,000	477,940
4.20%, 03/15/28	300,000	329,110
4.50%, 05/15/30	1,600,000	1,808,055
Sabra Health Care LP REIT
3.90%, 10/15/29	1,500,000	1,573,680
salesforce.com, Inc.
3.25%, 04/11/23	300,000	309,548
San Diego Gas & Electric Co.
2.95%, 08/15/51	2,300,000	2,299,506
Santander Holdings U.S.A., Inc.
4.50%, 07/17/25	60,000	65,031
3.24%, 10/05/26	1,100,000	1,149,532
SBA Communications Corporation REIT
3.13%, 02/01/29 144A	598,000	575,001
SBA Tower Trust REIT
2.84%, 01/15/25 144A	2,200,000	2,259,548
2.33%, 01/15/28 144A	2,300,000	2,350,410
Schlumberger Holdings Corporation
4.00%, 12/21/25 144A	190,000	204,923
3.90%, 05/17/28 144A	292,000	315,907
Schlumberger Investment SA
2.65%, 06/26/30Δ	35,000	35,939
Sempra Energy
3.40%, 02/01/28	275,000	293,198
ServiceNow, Inc.
1.40%, 09/01/30	675,000	629,770
Sherwin-Williams Co. (The)
3.13%, 06/01/24Δ	75,000	78,344
3.45%, 06/01/27	350,000	379,181
2.95%, 08/15/29	475,000	500,676
Simon Property Group LP REIT
2.45%, 09/13/29	1,670,000	1,684,577
Skyworks Solutions, Inc.
1.80%, 06/01/26Δ	2,200,000	2,181,195
Southern California Edison Co.
3.70%, 08/01/25	2,800,000	2,993,004
	Par	Value
4.20%, 03/01/29	$ 400,000	$ 446,822
4.88%, 03/01/49	55,000	67,531
Southern Co. (The)
3.25%, 07/01/26	1,400,000	1,483,297
Southern Co. Gas Capital Corporation
3.25%, 06/15/26	300,000	318,974
Southern Copper Corporation
5.25%, 11/08/42	2,710,000	3,415,670
5.88%, 04/23/45	200,000	275,027
Southern Natural Gas Co. LLC
8.00%, 03/01/32	400,000	557,691
Southern Power Co.
4.95%, 12/15/46Δ	50,000	61,138
Southwestern Electric Power Co.
2.75%, 10/01/26	65,000	67,310
Southwestern Energy Co.
5.38%, 02/01/29	10,000	10,589
5.38%, 03/15/30Δ	40,000	42,930
4.75%, 02/01/32	90,000	94,919
Spectra Energy Partners LP
3.50%, 03/15/25	65,000	68,427
Spirit AeroSystems, Inc.
3.95%, 06/15/23	1,500,000	1,513,440
Spirit Airlines Pass-Through Trust, Series 2015-1, Class A
4.10%, 04/01/28	989,707	1,022,991
Spirit Realty LP REIT
4.45%, 09/15/26	1,200,000	1,322,314
4.00%, 07/15/29	750,000	825,562
Sprint Spectrum Co. LLC
5.15%, 03/20/28 144A	1,100,000	1,214,372
Starbucks Corporation
3.80%, 08/15/25	625,000	675,111
2.55%, 11/15/30	1,900,000	1,942,073
State Street Corporation
(Variable, ICE LIBOR USD 3M + 1.03%), 4.14%, 12/03/29^	60,000	68,260
(Variable, U.S. SOFR + 2.65%), 3.15%, 03/30/31^	240,000	260,395
Steel Dynamics, Inc.
2.40%, 06/15/25	140,000	143,410
1.65%, 10/15/27Δ	275,000	269,478
Stifel Financial Corporation
4.00%, 05/15/30	1,900,000	2,087,863
Sutter Health
2.29%, 08/15/30	215,000	215,165
Sysco Corporation
6.60%, 04/01/40	675,000	983,640
Targa Resources Partners LP
5.88%, 04/15/26	350,000	365,656
6.50%, 07/15/27	355,000	380,943
5.00%, 01/15/28	70,000	73,872
5.50%, 03/01/30	120,000	131,302
4.88%, 02/01/31	70,000	76,138
4.00%, 01/15/32 144A	30,000	31,402
Teachers Insurance & Annuity Association of America
6.85%, 12/16/39 144A	46,000	69,037

See Notes to Financial Statements.

	Par	Value
4.90%, 09/15/44 144A	$ 520,000	$ 671,616
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	1,430,000	1,455,529
Texas Instruments, Inc.
1.75%, 05/04/30	370,000	363,636
Textron, Inc.
2.45%, 03/15/31	1,700,000	1,674,800
Time Warner Cable LLC
7.30%, 07/01/38	880,000	1,250,284
5.88%, 11/15/40	300,000	375,989
Time Warner Entertainment Co. LP
8.38%, 03/15/23	975,000	1,057,635
8.38%, 07/15/33	390,000	569,249
TJX Cos., Inc. (The)
2.25%, 09/15/26Δ	40,000	41,368
T-Mobile U.S.A., Inc.
3.50%, 04/15/25	1,495,000	1,585,638
1.50%, 02/15/26	400,000	395,704
2.25%, 02/15/26Δ	70,000	70,282
3.75%, 04/15/27	2,325,000	2,520,459
2.05%, 02/15/28	1,085,000	1,078,649
2.63%, 02/15/29	320,000	315,754
3.88%, 04/15/30	1,985,000	2,175,758
2.55%, 02/15/31	1,570,000	1,565,101
2.88%, 02/15/31Δ	160,000	158,293
3.50%, 04/15/31	260,000	270,850
3.50%, 04/15/31 144A	190,000	197,929
2.70%, 03/15/32 144A	610,000	615,277
4.38%, 04/15/40	60,000	68,876
3.00%, 02/15/41	365,000	358,034
3.40%, 10/15/52 144A	380,000	380,276
Transcontinental Gas Pipe Line Co. LLC
7.85%, 02/01/26	880,000	1,075,605
3.25%, 05/15/30	870,000	918,933
TransDigm, Inc.
6.38%, 06/15/26	350,000	360,008
7.50%, 03/15/27	300,000	313,800
4.63%, 01/15/29	130,000	129,804
Tronox, Inc.
4.63%, 03/15/29 144A	1,225,000	1,225,686
Truist Financial Corporation
(Variable, U.S. SOFR + 0.61%), 1.27%, 03/02/27^	35,000	34,377
(Variable, U.S. SOFR + 0.86%), 1.89%, 06/07/29^	55,000	54,247
U.S. Bancorp
1.45%, 05/12/25	2,380,000	2,392,610
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.54%), 3.70%, 01/15/27ρ ^	775,000	776,782
UDR, Inc. REIT
3.20%, 01/15/30	1,200,000	1,263,647
2.10%, 08/01/32	150,000	143,160
Union Pacific Corporation
3.75%, 07/15/25Δ	210,000	227,122
2.89%, 04/06/36	670,000	704,317
3.84%, 03/20/60	480,000	569,462
3.75%, 02/05/70	80,000	91,407
	Par	Value
United Airlines Pass-Through Trust, Series 2016-2, Class A
3.10%, 10/07/28	$ 630,842	$ 625,988
United Airlines Pass-Through Trust, Series 2016-2, Class AA
2.88%, 10/07/28	630,842	644,320
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	1,987,260	2,180,999
United Airlines, Inc.
4.38%, 04/15/26 144A	20,000	20,881
4.63%, 04/15/29 144A	250,000	258,333
United Parcel Service, Inc.
3.90%, 04/01/25	15,000	16,205
5.30%, 04/01/50	45,000	66,870
UnitedHealth Group, Inc.
2.38%, 10/15/22Δ	40,000	40,575
3.50%, 06/15/23	90,000	93,641
3.75%, 07/15/25Δ	230,000	249,701
1.25%, 01/15/26	90,000	89,786
3.45%, 01/15/27	45,000	49,032
2.00%, 05/15/30	690,000	686,441
2.75%, 05/15/40	700,000	714,146
4.25%, 06/15/48	215,000	267,828
4.45%, 12/15/48	50,000	64,185
3.70%, 08/15/49	170,000	196,841
2.90%, 05/15/50	290,000	297,386
3.88%, 08/15/59	190,000	229,070
3.13%, 05/15/60	30,000	31,197
University of Chicago (The)
5.42%, 10/01/30	100,000	119,619
Utah Acquisition Sub, Inc.
2.25%, 11/22/24(E)	1,500,000	1,805,570
3.95%, 06/15/26Δ	1,700,000	1,835,733
Valero Energy Corporation
2.85%, 04/15/25	600,000	622,002
Vanguard Group, Inc. (The)
3.05%, 08/22/50†††	390,000	381,378
Ventas Realty LP REIT
3.00%, 01/15/30Δ	1,700,000	1,758,073
Verizon Communications, Inc.
2.63%, 08/15/26	280,000	291,981
3.00%, 03/22/27	70,000	74,022
2.10%, 03/22/28	405,000	406,394
4.33%, 09/21/28	2,018,000	2,296,285
3.88%, 02/08/29	360,000	399,655
3.15%, 03/22/30	1,465,000	1,553,324
1.75%, 01/20/31	250,000	237,184
2.55%, 03/21/31Δ	4,360,000	4,408,218
2.36%, 03/15/32 144A	5,416,000	5,349,294
4.50%, 08/10/33	430,000	506,922
5.25%, 03/16/37	530,000	691,286
2.65%, 11/20/40	1,250,000	1,193,360
3.85%, 11/01/42	40,000	44,943
4.13%, 08/15/46	380,000	443,292
4.86%, 08/21/46	290,000	375,369
5.50%, 03/16/47	40,000	56,115
4.00%, 03/22/50	190,000	221,391
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.88%, 11/20/50	$1,250,000	$1,194,334
2.99%, 10/30/56	746,000	710,902
ViacomCBS, Inc.
4.38%, 03/15/43	60,000	68,611
Visa, Inc.
3.15%, 12/14/25	450,000	480,268
2.05%, 04/15/30	270,000	273,941
4.15%, 12/14/35	60,000	72,024
2.70%, 04/15/40	270,000	277,244
4.30%, 12/14/45	460,000	581,980
Vistra Operations Co. LLC
3.55%, 07/15/24 144A	1,150,000	1,185,180
VMware, Inc.
2.95%, 08/21/22	1,800,000	1,821,393
4.65%, 05/15/27	700,000	788,300
3.90%, 08/21/27	500,000	545,110
1.80%, 08/15/28	225,000	219,329
2.20%, 08/15/31	600,000	589,746
Volkswagen Group of America Finance LLC
3.13%, 05/12/23 144A	1,600,000	1,645,498
Voya Financial, Inc.
5.70%, 07/15/43Δ	170,000	232,923
Walgreens Boots Alliance, Inc.
4.10%, 04/15/50Δ	65,000	73,314
Walmart, Inc.
1.50%, 09/22/28Δ	150,000	149,319
1.80%, 09/22/31	80,000	79,385
Walt Disney Co. (The)
3.70%, 09/15/24	625,000	664,653
2.20%, 01/13/28Δ	1,300,000	1,326,289
2.65%, 01/13/31	400,000	417,029
6.65%, 11/15/37	150,000	223,135
Waste Management, Inc.
1.15%, 03/15/28Δ	250,000	239,012
WEA Finance LLC REIT
3.75%, 09/17/24 144A	770,000	808,341
Wells Fargo & Co.
3.45%, 02/13/23	200,000	205,844
(Floating, ICE LIBOR USD 3M + 1.23%), 1.36%, 10/31/23†	600,000	604,913
4.48%, 01/16/24	396,000	420,911
3.75%, 01/24/24	1,325,000	1,392,957
3.55%, 09/29/25	2,000,000	2,134,044
3.00%, 04/22/26Δ	900,000	946,808
(Variable, U.S. SOFR + 2.00%), 2.19%, 04/30/26^	1,540,000	1,569,043
4.10%, 06/03/26	440,000	480,281
3.00%, 10/23/26	2,210,000	2,324,737
4.30%, 07/22/27	1,780,000	1,985,836
4.15%, 01/24/29	645,000	723,234
(Variable, U.S. SOFR + 1.43%), 2.88%, 10/30/30^	410,000	427,069
(Variable, U.S. SOFR + 4.03%), 4.48%, 04/04/31^	1,240,000	1,443,229
5.38%, 11/02/43	190,000	252,354
4.65%, 11/04/44	70,000	85,189
	Par	Value
4.90%, 11/17/45Δ	$ 370,000	$ 467,790
4.40%, 06/14/46	370,000	440,961
4.75%, 12/07/46	260,000	326,310
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	3,475,000	4,771,538
Welltower, Inc. REIT
4.25%, 04/01/26	898,000	985,168
3.10%, 01/15/30	65,000	68,234
Western Midstream Operating LP
(Floating, ICE LIBOR USD 3M + 1.85%), 1.97%, 01/13/23† Δ	80,000	79,895
4.35%, 02/01/25	220,000	230,177
4.50%, 03/01/28	60,000	65,432
5.30%, 02/01/30Δ	780,000	860,344
5.45%, 04/01/44	75,000	89,732
5.30%, 03/01/48Δ	65,000	78,420
5.50%, 08/15/48	160,000	191,590
6.50%, 02/01/50	130,000	153,922
Westinghouse Air Brake Technologies Corporation
4.95%, 09/15/28	60,000	68,314
Westlake Chemical Corporation
3.60%, 08/15/26	55,000	59,061
WestRock RKT LLC
4.00%, 03/01/23	30,000	30,815
Williams Cos., Inc. (The)
3.90%, 01/15/25	300,000	319,122
7.50%, 01/15/31	100,000	135,810
7.75%, 06/15/31	585,000	795,202
8.75%, 03/15/32	181,000	269,091
5.75%, 06/24/44	160,000	208,878
WP Carey, Inc. REIT
4.60%, 04/01/24	160,000	169,985
4.00%, 02/01/25	105,000	111,815
3.85%, 07/15/29	900,000	992,814
WR Grace Holdings LLC
4.88%, 06/15/27 144A Δ	730,000	750,717
WRKCo, Inc.
3.75%, 03/15/25	500,000	533,351
4.00%, 03/15/28	1,100,000	1,217,623
Xerox Holdings Corporation
5.00%, 08/15/25 144A	1,240,000	1,315,702
Zoetis, Inc.
2.00%, 05/15/30	1,900,000	1,877,166
Total Corporate Bonds (Cost $659,567,438)		684,139,561
FOREIGN BONDS — 12.5%
Argentina — 0.0%
Argentine Republic Government International Bond
1.00%, 07/09/29	93,932	34,286
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	1,614,303	569,058
(Step to 1.50% on 07/09/22), 1.13%, 07/09/35 STEP	451,796	145,144

See Notes to Financial Statements.

	Par	Value
(Step to 3.50% on 07/09/22), 2.50%, 07/09/41 STEP	$ 810,000	$ 287,145
		1,035,633
Australia — 0.1%
APT Pipelines, Ltd.
4.20%, 03/23/25 144A	60,000	64,233
BHP Billiton Finance U.S.A., Ltd.
2.88%, 02/24/22	20,000	20,058
5.00%, 09/30/43	170,000	225,948
Commonwealth Bank of Australia
3.90%, 07/12/47 144A Δ	110,000	133,014
Macquarie Bank, Ltd.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 1.70%), 3.05%, 03/03/36 144A ^	750,000	741,091
Macquarie Group, Ltd.
(Variable, U.S. SOFR + 1.07%), 1.34%, 01/12/27 144A ^	500,000	486,984
Newcrest Finance Pty, Ltd.
3.25%, 05/13/30 144A	175,000	183,666
Westpac Banking Corporation
2.35%, 02/19/25	70,000	72,355
(Variable, USD ICE Swap Rate 5Y + 2.24%), 4.32%, 11/23/31Δ ^	175,000	189,499
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.00%), 4.11%, 07/24/34^	275,000	297,399
		2,414,247
Austria — 0.0%
Suzano Austria GmbH
3.75%, 01/15/31	660,000	671,873
3.13%, 01/15/32	320,000	310,157
		982,030
Brazil — 0.2%
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	8,338,000	1,468,639
10.00%, 01/01/27(B)	1,013,000	177,742
Brazilian Government International Bond
4.63%, 01/13/28Δ	480,000	502,054
5.63%, 01/07/41	340,000	348,004
5.00%, 01/27/45	1,650,000	1,551,825
BRF SA
4.88%, 01/24/30Δ	200,000	202,853
Vale Overseas, Ltd.
6.25%, 08/10/26	105,000	121,693
6.88%, 11/21/36	484,000	643,952
		5,016,762
Canada — 0.6%
1011778 BC ULC
4.00%, 10/15/30 144A	446,000	439,123
	Par	Value
Alimentation Couche-Tard, Inc.
3.55%, 07/26/27 144A	$ 75,000	$ 80,468
Bank of Montreal
1.85%, 05/01/25Δ	500,000	507,983
(Variable, U.S. SOFR + 0.60%), 0.95%, 01/22/27^	75,000	72,634
(Variable, USD Swap 5Y + 1.43%), 3.80%, 12/15/32^	100,000	107,417
Bank of Nova Scotia (The)
2.20%, 02/03/25	70,000	71,689
1.30%, 06/11/25Δ	270,000	268,765
Barrick Gold Corporation
5.25%, 04/01/42Δ	560,000	729,835
Bausch Health Cos., Inc.
9.00%, 12/15/25 144A	600,000	632,688
Canadian Imperial Bank of Commerce
0.95%, 06/23/23	270,000	270,431
Canadian National Railway Co.
2.45%, 05/01/50	35,000	32,794
Canadian Natural Resources, Ltd.
3.85%, 06/01/27	65,000	69,733
Canadian Pacific Railway Co.
2.45%, 12/02/31	400,000	408,119
3.00%, 12/02/41	30,000	30,825
3.10%, 12/02/51	370,000	379,607
Cenovus Energy, Inc.
4.40%, 04/15/29	65,000	72,046
CGI, Inc.
1.45%, 09/14/26 144A	2,300,000	2,252,871
Enbridge, Inc.
(Floating, U.S. SOFR + 0.40%), 0.45%, 02/17/23† Δ	1,800,000	1,800,547
2.50%, 08/01/33	850,000	836,476
Ford Credit Canada Co.
(Floating, CAD Offered Rate 3M + 3.03%), 3.49%, 01/10/22(C) †	2,400,000	1,897,801
GFL Environmental, Inc.
3.75%, 08/01/25 144A	1,025,000	1,036,521
Royal Bank of Canada
1.60%, 04/17/23	430,000	434,990
1.15%, 06/10/25	260,000	258,071
Suncor Energy, Inc.
2.80%, 05/15/23	225,000	230,278
3.10%, 05/15/25	475,000	496,982
Teck Resources, Ltd.
3.90%, 07/15/30Δ	275,000	296,067
6.00%, 08/15/40	10,000	12,860
Toronto-Dominion Bank (The)
0.75%, 06/12/23	500,000	500,213
1.15%, 06/12/25	260,000	258,132
1.25%, 09/10/26	70,000	68,875
TransCanada PipeLines, Ltd.
7.63%, 01/15/39	30,000	46,870
		14,601,711
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Chile — 0.1%
Chile Government International Bond
2.45%, 01/31/31Δ	$ 1,800,000	$1,791,000
China — 0.3%
Avolon Holdings Funding, Ltd.
3.95%, 07/01/24 144A	400,000	419,475
2.88%, 02/15/25 144A	800,000	818,128
2.13%, 02/21/26 144A	2,500,000	2,457,296
4.25%, 04/15/26 144A	125,000	132,660
Baidu, Inc.
3.43%, 04/07/30	400,000	420,410
China Government Bond
3.31%, 11/30/25(Y)	1,000,000	161,754
Huarong Finance II Co., Ltd.
4.88%, 11/22/26	200,000	207,802
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	15,000	15,332
4.50%, 03/15/23 144A	20,000	20,649
5.50%, 02/15/24 144A	60,000	64,383
Sinopec Group Overseas Development 2014, Ltd.
4.38%, 04/10/24 144A	390,000	416,856
Tencent Holdings, Ltd.
3.68%, 04/22/41 144A	420,000	437,621
3.84%, 04/22/51 144A	910,000	960,739
		6,533,105
Colombia — 0.2%
Colombia Government International Bond
3.00%, 01/30/30Δ	200,000	183,175
3.13%, 04/15/31Δ	460,000	413,761
3.25%, 04/22/32	450,000	405,563
4.13%, 02/22/42	650,000	544,375
5.63%, 02/26/44	1,080,000	1,050,937
4.13%, 05/15/51Δ	240,000	195,600
3.88%, 02/15/61Δ	200,000	154,752
Ecopetrol SA
5.88%, 05/28/45Δ	1,360,000	1,302,832
		4,250,995
Denmark — 0.2%
Danske Bank A/S
5.00%, 01/12/22 144A	540,000	540,481
5.38%, 01/12/24 144A	340,000	366,220
1.23%, 06/22/24 144A	280,000	279,795
(Variable, ICE LIBOR USD 3M + 1.59%), 3.24%, 12/20/25 144A ^	220,000	228,787
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.35%), 1.62%, 09/11/26 144A ^	1,800,000	1,775,772
Jyske Realkredit A/S
1.50%, 10/01/53(D)	10,000,000	1,487,282
Realkredit Danmark A/S
1.50%, 10/01/53(D) †††	6,000,000	900,111
		5,578,448
	Par	Value
Dominican Republic — 0.0%
Dominican Republic International Bond
6.40%, 06/05/49 144A	$ 170,000	$ 178,927
Finland — 0.0%
Nokia OYJ
4.38%, 06/12/27	9,000	9,731
France — 0.8%
BNP Paribas SA
3.50%, 03/01/23 144A	925,000	953,271
(Variable, USD Swap 5Y + 4.15%), 6.63%, 03/25/24 144A ρ Δ ^	200,000	216,010
3.38%, 01/09/25 144A	450,000	472,969
(Variable, ICE LIBOR USD 3M + 2.24%), 4.71%, 01/10/25 144A ^	450,000	479,369
(Variable, U.S. SOFR + 2.07%), 2.22%, 06/09/26 144A ^	1,790,000	1,808,902
(Variable, U.S. SOFR + 1.00%), 1.32%, 01/13/27 144A ^	775,000	754,916
4.40%, 08/14/28 144A	1,340,000	1,504,225
(Variable, U.S. SOFR + 1.61%), 1.90%, 09/30/28 144A ^	1,800,000	1,759,738
(Variable, USD Swap 5Y + 1.48%), 4.38%, 03/01/33 144A ^	440,000	478,005
BPCE SA
4.00%, 09/12/23 144A	750,000	785,731
4.63%, 09/12/28 144A	375,000	427,652
(Variable, U.S. SOFR + 1.31%), 2.28%, 01/20/32 144A ^	375,000	362,109
(Variable, U.S. SOFR + 1.73%), 3.12%, 10/19/32 144A ^	875,000	879,763
Credit Agricole SA
(Variable, USD Swap 5Y + 4.32%), 6.88%, 09/23/24 144A ρ ^	300,000	327,900
4.38%, 03/17/25	275,000	295,758
(Variable, U.S. SOFR + 1.68%), 1.91%, 06/16/26 144A ^	2,025,000	2,031,452
4.13%, 01/10/27 144A	450,000	494,692
(Variable, USD Swap 5Y + 1.64%), 4.00%, 01/10/33 144A ^	250,000	266,818
Danone SA
2.59%, 11/02/23 144A	2,350,000	2,410,540
2.95%, 11/02/26 144A Δ	310,000	326,585
Societe Generale SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.49%, 12/14/26 144A ^	1,700,000	1,657,468
XLIT, Ltd.
4.45%, 03/31/25	349,000	378,823
		19,072,696

See Notes to Financial Statements.

	Par	Value
Germany — 0.6%
Commerzbank AG
(Variable, 6.36% - EUR Swap Rate 5Y), 6.13%, 10/09/25(E) ρ ^	$ 400,000	$ 496,955
Deutsche Bank AG
5.00%, 02/14/22	1,400,000	1,406,387
(Variable, U.S. SOFR + 2.16%), 2.22%, 09/18/24^	2,100,000	2,128,110
(Variable, U.S. SOFR + 2.58%), 3.96%, 11/26/25^	2,500,000	2,642,316
4.10%, 01/13/26	65,000	69,880
(Variable, 1.85% - Euribor 3M), 1.38%, 09/03/26(E) ^	1,500,000	1,756,967
(Variable, U.S. SOFR + 1.87%), 2.13%, 11/24/26^	450,000	449,660
(Variable, 2.05% - Euribor 3M), 1.75%, 11/19/30(E) ^	1,700,000	2,013,801
(Variable, U.S. SOFR + 3.04%), 3.55%, 09/18/31^	1,900,000	2,004,050
(Variable, U.S. SOFR + 1.72%), 3.04%, 05/28/32^	560,000	565,416
Volkswagen Bank GmbH
1.88%, 01/31/24(E)	1,500,000	1,773,073
		15,306,615
Hong Kong — 0.0%
AIA Group, Ltd.
3.90%, 04/06/28 144A	200,000	221,183
Indonesia — 0.2%
Indonesia Government International Bond
3.85%, 07/18/27 144A	500,000	548,310
3.50%, 01/11/28	450,000	486,441
5.25%, 01/08/47 144A	200,000	256,891
4.35%, 01/11/48	1,000,000	1,147,726
3.70%, 10/30/49	1,180,000	1,250,760
3.05%, 03/12/51	700,000	692,657
3.35%, 03/12/71	240,000	233,402
Perusahaan Penerbit SBSN Indonesia III
2.55%, 06/09/31 144A	590,000	597,988
		5,214,175
Ireland — 0.4%
AerCap Ireland Capital DAC
4.63%, 07/01/22	550,000	560,798
3.30%, 01/23/23	525,000	536,202
4.88%, 01/16/24	350,000	372,432
3.15%, 02/15/24	330,000	340,562
6.50%, 07/15/25	290,000	331,763
2.45%, 10/29/26	1,785,000	1,801,849
3.00%, 10/29/28	1,480,000	1,503,367
3.30%, 01/30/32	1,375,000	1,404,761
AIB Group PLC
4.75%, 10/12/23 144A	950,000	1,005,369
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35	250,000	299,192
	Par	Value
SMBC Aviation Capital Finance DAC
4.13%, 07/15/23 144A	$ 900,000	$ 938,152
STERIS Irish FinCo Unlimited Co.
2.70%, 03/15/31	625,000	631,715
		9,726,162
Isle of Man — 0.0%
Sasol Financing International, Ltd.
4.50%, 11/14/22	370,000	374,866
Israel — 0.7%
Bank of Israel Bill - Makam
0.01%, 04/06/22(ZC) Ω	7,000,000	2,256,067
0.00%, 09/07/22(ZC) Ω	5,700,000	1,836,717
0.00%, 10/07/22(ZC) Ω	15,800,000	5,094,299
Israel Government Bond - Fixed
5.50%, 01/31/22(ZC)	6,900,000	2,229,432
Israel Government International Bond
3.25%, 01/17/28	1,500,000	1,629,613
2.75%, 07/03/30	2,060,000	2,194,250
3.38%, 01/15/50	430,000	466,049
		15,706,427
Italy — 0.3%
Intesa Sanpaolo SpA
3.13%, 07/14/22 144A	580,000	586,683
3.38%, 01/12/23 144A	220,000	224,854
5.02%, 06/26/24 144A	1,310,000	1,404,833
3.25%, 09/23/24 144A	1,400,000	1,458,685
5.71%, 01/15/26 144A Δ	200,000	221,504
UniCredit SpA
6.57%, 01/14/22 144A	530,000	530,772
7.83%, 12/04/23 144A	3,100,000	3,457,831
		7,885,162
Japan — 1.0%
Aircastle, Ltd.
5.25%, 08/11/25 144A	10,000	11,009
4.25%, 06/15/26	60,000	64,368
Japan Finance Organization for Municipalities
2.13%, 10/25/23 144A	2,200,000	2,251,250
Mitsubishi HC Capital, Inc.
3.41%, 02/28/22 144A	1,500,000	1,502,730
Mitsubishi UFJ Financial Group, Inc.
3.00%, 02/22/22	180,000	180,647
1.41%, 07/17/25	2,100,000	2,090,854
3.74%, 03/07/29	35,000	38,326
4.29%, 07/26/38	30,000	36,127
Mizuho Financial Group, Inc.
(Floating, ICE LIBOR USD 3M + 0.99%), 1.11%, 07/10/24†	1,700,000	1,715,346
(Variable, ICE LIBOR USD 3M + 0.83%), 2.23%, 05/25/26^	1,600,000	1,625,678
Nissan Motor Co., Ltd.
3.04%, 09/15/23 144A	330,000	338,781
3.52%, 09/17/25 144A	3,210,000	3,369,111
4.35%, 09/17/27 144A	770,000	832,421
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.81%, 09/17/30 144A	$ 2,200,000	$ 2,465,416
Nomura Holdings, Inc.
2.61%, 07/14/31	270,000	267,038
Panasonic Corporation
2.54%, 07/19/22 144A	1,302,000	1,312,474
Sumitomo Mitsui Financial Group, Inc.
4.44%, 04/02/24 144A	1,450,000	1,539,322
2.45%, 09/27/24	1,600,000	1,647,056
1.90%, 09/17/28	2,300,000	2,258,583
Takeda Pharmaceutical Co., Ltd.
2.05%, 03/31/30	700,000	687,021
		24,233,558
Jersey — 0.0%
Galaxy Pipeline Assets Bidco, Ltd.
2.63%, 03/31/36 144A	200,000	195,899
2.94%, 09/30/40	940,000	937,784
		1,133,683
Kazakhstan — 0.0%
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	200,000	233,625
5.38%, 04/24/30	260,000	303,713
		537,338
Kuwait — 0.1%
Kuwait International Government Bond
3.50%, 03/20/27 144A	1,190,000	1,298,236
Luxembourg — 0.0%
ArcelorMittal SA
7.00%, 10/15/39	70,000	96,537
Mexico — 1.0%
Mexican Bonos
10.00%, 12/05/24(M)	25,130,000	1,315,218
7.75%, 11/13/42(M)	245,995,200	11,670,760
8.00%, 11/07/47(M)	78,860,000	3,822,955
Mexico City Airport Trust
3.88%, 04/30/28 144A	360,000	373,545
5.50%, 07/31/47	200,000	200,597
5.50%, 07/31/47 144A	270,000	270,806
Mexico Government International Bond
4.50%, 04/22/29	200,000	223,131
2.66%, 05/24/31Δ	760,000	743,288
4.75%, 04/27/32	2,300,000	2,605,900
6.05%, 01/11/40	330,000	411,266
3.77%, 05/24/61	702,000	648,118
Orbia Advance Corporation SAB de CV
1.88%, 05/11/26 144A	550,000	542,545
2.88%, 05/11/31 144A	520,000	509,374
Petroleos Mexicanos
6.88%, 08/04/26	200,000	220,169
6.63%, 06/15/35	19,000	18,287
5.50%, 06/27/44	170,000	143,011
6.38%, 01/23/45	370,000	322,005
		24,040,975
	Par	Value
Morocco & Antilles — 0.0%
OCP SA
5.13%, 06/23/51 144A	$ 200,000	$ 189,453
Netherlands — 1.1%
ABN AMRO Bank NV
4.75%, 07/28/25 144A	200,000	218,144
(Variable, 4.67% - EUR Swap Rate 5Y), 4.38%, 09/22/25(E) ρ Δ ^	400,000	488,701
Cooperatieve Rabobank UA
4.38%, 08/04/25	670,000	726,683
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.00%), 1.34%, 06/24/26 144A ^	810,000	799,364
Enel Finance International NV
1.88%, 07/12/28 144A	1,150,000	1,123,097
2.88%, 07/12/41 144A Δ	2,300,000	2,215,950
Equate Petrochemical BV
4.25%, 11/03/26 144A	520,000	566,390
ING Groep NV
4.63%, 01/06/26 144A	1,600,000	1,780,295
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.40%, 07/01/26 144A ^	1,000,000	990,682
JDE Peet's NV
1.38%, 01/15/27 144A	475,000	459,258
Lukoil Securities BV
3.88%, 05/06/30 144A	210,000	214,206
3.88%, 05/06/30	1,240,000	1,264,837
Lundin Energy Finance BV
2.00%, 07/15/26 144A	650,000	646,476
NXP BV
2.70%, 05/01/25 144A Δ	1,870,000	1,934,982
3.88%, 06/18/26 144A	1,500,000	1,621,228
3.40%, 05/01/30 144A	250,000	266,983
2.50%, 05/11/31 144A	900,000	907,584
Petrobras Global Finance BV
5.30%, 01/27/25	356,000	383,074
7.38%, 01/17/27Δ	120,000	139,811
6.00%, 01/27/28	1,290,000	1,408,390
6.85%, 06/05/15π	550,000	546,961
Prosus NV
3.68%, 01/21/30 144A	200,000	206,237
3.06%, 07/13/31 144A	1,430,000	1,396,977
4.03%, 08/03/50 144A	220,000	212,543
4.03%, 08/03/50	200,000	193,221
3.83%, 02/08/51 144A	420,000	394,116
Shell International Finance BV
2.88%, 05/10/26	660,000	701,101
2.75%, 04/06/30	1,600,000	1,674,588
6.38%, 12/15/38	20,000	29,242
4.55%, 08/12/43	120,000	150,411
4.38%, 05/11/45	660,000	806,304
4.00%, 05/10/46	330,000	385,993
3.25%, 04/06/50	310,000	331,965

See Notes to Financial Statements.

	Par	Value
Syngenta Finance NV
5.18%, 04/24/28 144A	$ 200,000	$ 224,883
		25,410,677
Nigeria — 0.1%
Nigeria Government International Bond
7.14%, 02/23/30	690,000	680,064
8.75%, 01/21/31	210,000	221,015
7.88%, 02/16/32	520,000	513,890
		1,414,969
Norway — 0.1%
Equinor ASA
2.88%, 04/06/25	60,000	62,687
Yara International ASA
4.75%, 06/01/28 144A	1,100,000	1,251,099
		1,313,786
Panama — 0.0%
Panama Government International Bond
2.25%, 09/29/32Δ	590,000	560,942
4.50%, 04/16/50	250,000	276,003
4.50%, 04/01/56	280,000	309,473
		1,146,418
Peru — 0.2%
Peruvian Government International Bond
8.20%, 08/12/26	7,000,000	2,000,468
6.35%, 08/12/28(ZB)	6,100,000	1,609,211
2.78%, 01/23/31	1,330,000	1,326,688
5.63%, 11/18/50Δ	330,000	465,138
2.78%, 12/01/60	10,000	8,800
3.23%, 07/28/21~	50,000	43,063
		5,453,368
Poland — 0.1%
Republic of Poland Government International Bond
4.00%, 01/22/24	1,380,000	1,461,860
Qatar — 0.4%
Qatar Energy
2.25%, 07/12/31 144A	680,000	675,307
3.13%, 07/12/41 144A	630,000	638,353
3.30%, 07/12/51 144A	640,000	661,137
Qatar Government International Bond
3.38%, 03/14/24 144A	560,000	587,042
3.38%, 03/14/24	1,700,000	1,782,093
4.00%, 03/14/29 144A	660,000	745,084
5.10%, 04/23/48Δ	1,000,000	1,355,674
4.82%, 03/14/49 144A	1,720,000	2,260,029
		8,704,719
Romania — 0.1%
Romanian Government International Bond
3.62%, 05/26/30(E) 144A	510,000	630,847
	Par	Value
3.00%, 02/14/31 144A Δ	$ 130,000	$ 132,340
2.00%, 01/28/32(E) 144A	70,000	74,209
3.38%, 01/28/50(E) 144A	60,000	64,536
3.38%, 01/28/50(E)	70,000	75,292
4.00%, 02/14/51 144A	280,000	280,870
		1,258,094
Russia — 0.5%
Gazprom PJSC Via Gaz Capital SA
5.15%, 02/11/26 144A	340,000	364,425
7.29%, 08/16/37	100,000	133,241
Russian Federal Bond - OFZ
7.00%, 01/25/23(Q)	34,070,000	448,516
7.00%, 08/16/23(Q)	52,440,000	685,782
7.75%, 09/16/26(Q)	9,710,000	126,897
8.15%, 02/03/27(Q)	87,410,000	1,159,018
7.05%, 01/19/28(Q)	110,471,000	1,384,493
6.90%, 05/23/29(Q)	455,677,000	5,616,074
7.25%, 05/10/34(Q)	48,570,000	598,969
7.70%, 03/16/39(Q)	135,260,000	1,714,150
		12,231,565
Saudi Arabia — 0.1%
Saudi Arabian Oil Co.
2.75%, 04/16/22 144A	1,800,000	1,812,825
Singapore — 0.0%
Greenko Power II, Ltd.
4.30%, 12/13/28 144A	200,000	203,750
South Africa — 0.0%
Republic of South Africa Government International Bond
4.30%, 10/12/28	280,000	284,788
South Korea — 0.0%
Export-Import Bank of Korea
5.00%, 04/11/22	900,000	910,103
Spain — 0.3%
Banco Santander SA
(Floating, ICE LIBOR USD 3M + 1.12%), 1.24%, 04/12/23†	200,000	202,064
3.85%, 04/12/23	400,000	413,914
2.75%, 05/28/25	4,500,000	4,656,884
3.31%, 06/27/29	400,000	423,563
2.75%, 12/03/30	200,000	196,157
Cellnex Finance Co. SA
1.25%, 01/15/29(E)	500,000	543,717
Telefonica Emisiones SA
5.21%, 03/08/47	400,000	499,367
		6,935,666
Supranational — 0.0%
African Export-Import Bank (The)
3.80%, 05/17/31 144A	250,000	256,018
Sweden — 0.0%
Swedbank AB
1.30%, 06/02/23 144A	330,000	332,203
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Switzerland — 0.8%
Credit Suisse AG
6.50%, 08/08/23 144A	$ 225,000	$ 242,697
2.95%, 04/09/25	665,000	696,878
Credit Suisse Group AG
(Variable, ICE LIBOR USD 3M + 1.24%), 4.21%, 06/12/24 144A ^	2,100,000	2,185,933
(Variable, U.S. SOFR + 1.56%), 2.59%, 09/11/25 144A ^	250,000	255,512
(Variable, USD ICE Swap Rate 5Y + 4.33%), 7.25%, 09/12/25 144A ρ ^	400,000	439,612
4.55%, 04/17/26	1,140,000	1,257,936
(Variable, U.S. SOFR + 2.04%), 2.19%, 06/05/26 144A ^	610,000	614,194
4.28%, 01/09/28 144A	1,800,000	1,956,485
(Variable, ICE LIBOR USD 3M + 1.41%), 3.87%, 01/12/29 144A ^	2,525,000	2,707,048
(Variable, U.S. SOFR + 3.73%), 4.19%, 04/01/31 144A ^	955,000	1,055,361
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	755,000	769,907
Credit Suisse Group Funding Guernsey, Ltd.
3.80%, 09/15/22	1,300,000	1,328,290
UBS AG
1.75%, 04/21/22 144A	470,000	471,498
4.50%, 06/26/48 144A	280,000	367,744
UBS Group AG
3.49%, 05/23/23 144A	2,480,000	2,505,399
(Variable, ICE LIBOR USD 3M + 0.95%), 2.86%, 08/15/23 144A ^	200,000	202,435
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ Δ ^	840,000	906,314
4.13%, 09/24/25 144A	440,000	475,684
4.25%, 03/23/28 144A	760,000	842,784
		19,281,711
Taiwan — 0.0%
TSMC Global, Ltd.
2.25%, 04/23/31 144A	200,000	198,539
Turkey — 0.1%
Turkey Government International Bond
5.25%, 03/13/30	200,000	172,633
5.95%, 01/15/31	200,000	179,478
5.88%, 06/26/31	200,000	178,060
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A
4.20%, 03/15/27 144A	974,269	902,536
Turkiye Vakiflar Bankasi TAO
8.13%, 03/28/24	200,000	201,614
6.50%, 01/08/26 144A	200,000	188,123
		1,822,444
	Par	Value
United Arab Emirates — 0.3%
Abu Dhabi Government International Bond
2.50%, 10/11/22 144A	$ 810,000	$ 822,554
3.13%, 10/11/27 144A	500,000	537,851
3.13%, 04/16/30 144A	1,500,000	1,627,692
3.88%, 04/16/50 144A	2,500,000	2,918,485
DP World, Ltd.
5.63%, 09/25/48 144A	620,000	763,531
		6,670,113
United Kingdom — 1.5%
Anglo American Capital PLC
3.63%, 09/11/24 144A	700,000	735,412
4.00%, 09/11/27 144A	220,000	236,883
Barclays Bank PLC
1.70%, 05/12/22	200,000	200,691
7.63%, 11/21/22	415,000	437,931
Barclays PLC
(Variable, ICE LIBOR USD 3M + 1.40%), 4.61%, 02/15/23^	950,000	954,097
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	800,000	826,080
3.25%, 02/12/27(U)	1,100,000	1,573,188
(Variable, ICE LIBOR USD 3M + 1.90%), 4.97%, 05/16/29^	1,760,000	2,010,622
(Variable, ICE LIBOR USD 3M + 3.05%), 5.09%, 06/20/30^	1,450,000	1,647,794
BP Capital Markets PLC
3.81%, 02/10/24	330,000	347,955
3.54%, 11/04/24Δ	60,000	63,920
3.51%, 03/17/25	330,000	351,611
British Telecommunications PLC
9.63%, 12/15/30	45,000	66,026
CK Hutchison International 21, Ltd.
2.50%, 04/15/31 144A Δ	200,000	202,748
Gazprom PJSC via Gaz Finance PLC
3.25%, 02/25/30 144A	470,000	455,056
Hammerson PLC REIT
3.50%, 10/27/25(U)	100,000	137,607
HSBC Holdings PLC
(Variable, ICE LIBOR USD 3M + 1.06%), 3.26%, 03/13/23^	300,000	301,434
(Floating, ICE LIBOR USD 3M + 1.00%), 1.16%, 05/18/24†	300,000	302,903
(Variable, ICE LIBOR USD 3M + 1.21%), 3.80%, 03/11/25^	625,000	656,296
4.25%, 08/18/25	220,000	236,855
(Variable, U.S. SOFR + 1.54%), 1.65%, 04/18/26^	1,050,000	1,042,554
(Variable, U.S. SOFR + 1.93%), 2.10%, 06/04/26^	370,000	372,843
(Variable, ICE LIBOR USD 3M + 1.55%), 4.04%, 03/13/28^	300,000	324,713
(Variable, ICE LIBOR USD 3M + 1.53%), 4.58%, 06/19/29^	310,000	347,828
4.95%, 03/31/30	400,000	470,273

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. SOFR + 1.41%), 2.87%, 11/22/32^	$ 330,000	$ 333,495
6.50%, 09/15/37	120,000	166,669
Lloyds Bank PLC
(Step to 0.00% on 02/25/24), 7.50%, 04/02/32 STEP	2,000,000	1,599,963
Lloyds Banking Group PLC
(Variable, ICE LIBOR USD 3M + 1.25%), 2.86%, 03/17/23^	1,900,000	1,907,473
3.90%, 03/12/24	210,000	221,974
4.38%, 03/22/28	2,400,000	2,696,547
4.55%, 08/16/28	230,000	262,014
NatWest Group PLC
2.50%, 03/22/23(E)	1,400,000	1,645,933
(Floating, ICE LIBOR USD 3M + 1.47%), 1.63%, 05/15/23†	1,300,000	1,305,588
(Variable, ICE LIBOR USD 3M + 1.48%), 3.50%, 05/15/23^	429,000	432,798
3.88%, 09/12/23	579,000	604,063
(Variable, ICE LIBOR USD 3M + 1.55%), 4.52%, 06/25/24^	2,205,000	2,307,886
(Variable, ICE LIBOR USD 3M + 1.76%), 4.27%, 03/22/25^	1,215,000	1,287,571
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.10%), 3.75%, 11/01/29^	200,000	208,671
Reckitt Benckiser Treasury Services PLC
2.75%, 06/26/24 144A	600,000	620,432
Royalty Pharma PLC
1.20%, 09/02/25	1,700,000	1,666,453
Santander UK Group Holdings PLC
(Variable, U.S. SOFR + 1.48%), 2.90%, 03/15/32^	1,200,000	1,214,489
Severn Trent Utilities Finance PLC
6.25%, 06/07/29(U)	100,000	178,452
Society of Lloyd's
4.75%, 10/30/24(U)	100,000	145,174
Standard Chartered PLC
(Variable, ICE LIBOR USD 3M + 1.15%), 4.25%, 01/20/23 144A ^	1,000,000	1,001,446
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.78%), 0.99%, 01/12/25 144A ^	1,900,000	1,880,548
Vedanta Resources Finance II PLC
8.95%, 03/11/25 144A	200,000	195,250
Vodafone Group PLC
4.38%, 05/30/28	340,000	383,192
6.15%, 02/27/37	10,000	13,606
		36,583,007
Uruguay — 0.0%
Uruguay Government International Bond
4.38%, 01/23/31Δ	410,000	473,042
Total Foreign Bonds (Cost $302,746,162)		301,589,320
	Par	Value
LOAN AGREEMENTS — 0.4%
1011778 B.C. Unlimited Liability Co. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 11/19/26†	$117,600	$116,203
Ali Group S.R.L. Term Loan B
0.00%, 10/13/28† Σ	150,000	149,271
Allied Universal Holdco LLC Initial U.S. Dollar Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.50% Floor), 4.25%, 05/12/28†	196,978	196,586
APi Group DE, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.60%, 10/01/26†	218,500	218,445
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 11/03/24†	262,472	261,605
Asurion LLC New B-9 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 07/31/27†	238,800	237,636
athenahealth, Inc. Term B-1 Loan
(Floating, ICE LIBOR USD 3M + 4.25%), 4.40%, 02/11/26†	81,199	81,310
Avolon TLB Borrower 1 LLC Term B-5 Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 12/01/27†	178,200	178,660
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 3.25%, 08/01/25†	138,600	137,762
Brown Group Holdings LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.50%, 0.50% Floor), 3.00%, 06/07/28†	319,144	318,944
Castlelake Aviation One Designated Activity Co. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.50% Floor), 3.25%, 10/22/26†	309,225	308,308
Charter Communications Operating LLC Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.86%, 04/30/25†	152,697	152,535
Charter Communications Operating LLC Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.86%, 02/01/27†	128,359	127,295
Clarios Global LP Amendment No. 1 Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 04/30/26†	608,332	605,975
Cloudera, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.75%, 0.50% Floor), 4.25%, 10/08/28†	220,000	219,691
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CSC Holdings LLC October 2018 Incremental Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 2.36%, 01/15/26†	$129,335	$127,848
DCert Buyer, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 4.10%, 10/16/26†	432,300	432,030
Delta Topco, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.75% Floor), 4.50%, 12/01/27†	497,500	498,657
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 12/22/27†	138,950	138,820
EyeCare Partners LLC Initial Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%), 3.97%, 02/18/27†	403,432	401,794
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 07/03/24†	85,624	85,041
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 11/30/23†	98,322	98,077
Froneri International, Ltd. Facility B2
(Floating, ICE LIBOR USD 1M + 2.25%), 2.35%, 01/29/27†	265,950	262,989
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 2.22%, 12/30/26†	58,950	58,655
Global Medical Response, Inc. 2021 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 5.25%, 10/02/25†	599,881	598,231
Hilton Worldwide Finance LLC Refinanced Series B-2 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 06/22/26†	68,355	67,869
Hudson River Trading LLC Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 03/20/28†	327,525	325,537
iHeartCommunications, Inc. New Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 05/01/26†	167,519	166,592
II-VI, Inc. Term Loan B
0.00%, 12/08/28† Σ	520,000	520,109
INEOS Styrolution Group GmbH 2026 Tranche B Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 3.25%, 01/29/26†	159,200	158,935
Jane Street Group LLC Dollar Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.85%, 01/26/28†	44,055	43,775
	Par	Value
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 03/01/27†	$ 227,945	$ 225,380
LifePoint Health, Inc. Term B Loan
(Floating, ICE LIBOR USD 1M + 3.75%), 3.85%, 11/16/25†	137,463	137,531
Nexstar Media, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.60%, 09/18/26†	427,600	427,335
Rackspace Technology Global, Inc. 2021 Term B Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 02/15/28†	178,650	177,550
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 02/04/27†	19,869	19,789
Setanta Aircraft Leasing DAC Loan
(Floating, ICE LIBOR USD 6M + 2.00%), 2.14%, 11/05/28†	680,000	680,425
TransDigm, Inc. Tranche F Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 2.35%, 12/09/25†	39,596	39,109
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 04/29/26†	348,218	347,285
Univision Communications, Inc. 2021 Replacement Converted First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 0.75% Floor), 4.00%, 03/15/26†	109,423	109,807
Verscend Holding Corporation Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 4.00%), 4.10%, 08/27/25†	207,884	208,092
VFH Parent LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 03/01/26†	268,130	267,814
Total Loan Agreements (Cost $9,931,783)		9,935,302
MORTGAGE-BACKED SECURITIES — 24.2%
280 Park Avenue Mortgage Trust, Series 2017-280P, Class A
(Floating, ICE LIBOR USD 1M + 0.88%, 0.88% Floor), 0.99%, 09/15/34 144A †	1,200,000	1,200,079
3650R Commercial Mortgage Trust, Series 2021-PF1, Class AS
2.78%, 11/15/54	750,000	766,416
Alba PLC, Series 2007-1, Class A3
(Floating, ICE LIBOR GBP 3M + 0.17%), 0.39%, 03/17/39(U) †	547,228	717,278
Alternative Loan Trust, Series 2006-OA11, Class A1B
(Floating, ICE LIBOR USD 1M + 0.38%, 0.38% Floor), 0.48%, 09/25/46†	207,694	204,456

See Notes to Financial Statements.

	Par	Value
American Home Mortgage Investment Trust, Series 2005-2, Class 4A1
(Floating, ICE LIBOR USD 6M + 1.50%, 1.50% Floor, 11.00% Cap), 1.75%, 09/25/45†	$ 54,405	$ 54,545
Arbor Multifamily Mortgage Securities Trust, Series 2020-MF1, Class A5
2.76%, 05/15/53 144A	1,300,000	1,356,254
AREIT Trust, Series 2020-CRE4, Class A
(Floating, U.S. 30-Day Average SOFR + 2.73%, 2.62% Floor), 2.78%, 04/15/37 144A †	351,147	351,615
AREIT Trust, Series 2021-CRE5, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.19%, 07/17/26 144A †	2,800,000	2,803,004
BAMLL Commercial Mortgage Securities Trust, Series 2021-JACX, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.16%, 09/15/38 144A †	2,300,000	2,302,988
Banc of America Funding Trust, Series 2005-D, Class A1
2.79%, 05/25/35† γ	239,075	246,959
Banc of America Mortgage Trust, Series 2004-F, Class 1A1
2.45%, 07/25/34† γ	25,501	26,114
BANK, Series 2017-BNK9, Class XA
0.79%, 11/15/54† IO γ	9,551,531	363,219
BANK, Series 2018-BNK10, Class D
2.60%, 02/15/61 144A	200,000	173,560
BANK, Series 2018-BNK14, Class D
3.00%, 09/15/60 144A	250,000	223,437
BANK, Series 2019-BNK19, Class D
3.00%, 08/15/61 144A	100,000	91,086
BANK, Series 2021-BN32, Class A5
2.64%, 04/15/54	1,200,000	1,247,354
BANK, Series 2021-BN32, Class C
3.37%, 04/15/54	300,000	305,324
BANK, Series 2021-BN34, Class A5
2.44%, 06/15/63	1,500,000	1,533,652
BANK, Series 2021-BN37, Class A5
2.62%, 11/15/64	1,150,000	1,193,699
Barclays Commercial Mortgage Trust, Series 2019-C4, Class D
3.25%, 08/15/52 144A	250,000	231,933
BBCCRE Trust, Series 2015-GTP, Class A
3.97%, 08/10/33 144A	1,600,000	1,701,098
BBCCRE Trust, Series 2015-GTP, Class D
4.56%, 08/10/33 144A † γ	390,000	390,073
BBCMS Mortgage Trust, Series 2017-C1, Class D
3.49%, 02/15/50 144A † γ	200,000	183,229
BBCMS Mortgage Trust, Series 2018-C2, Class A5
4.31%, 12/15/51	1,700,000	1,934,024
	Par	Value
BBCMS Mortgage Trust, Series 2020-C6, Class ASB
2.60%, 02/15/53	$1,800,000	$1,873,884
BBCMS Mortgage Trust, Series 2021-C12, Class A5
2.69%, 11/15/54	1,900,000	1,975,951
BBCMS Mortgage Trust, Series 2021-C9, Class A5
2.30%, 02/15/54	600,000	601,985
BBCMS Mortgage Trust, Series 2021-C9, Class C
3.19%, 02/15/54	300,000	301,898
Bear Stearns ALT-A Trust, Series 2005-4, Class 23A2
2.60%, 05/25/35† γ	86,428	87,223
Bear Stearns ARM Trust, Series 2002-11, Class 1A1
2.50%, 02/25/33† γ	4,223	4,388
Bear Stearns Structured Products, Inc. Trust, Series 2007-R6, Class 1A1
2.70%, 01/26/36† γ	273,275	234,753
Bellemeade Re, Ltd., Series 2021-2A, Class M1B
(Floating, U.S. 30-Day Average SOFR + 1.50%, 1.50% Floor), 1.55%, 06/25/31 144A †	310,000	309,810
Benchmark Mortgage Trust, Series 2019-B9, Class A5
4.02%, 03/15/52	1,800,000	2,024,363
Benchmark Mortgage Trust, Series 2020-B20, Class XA
1.62%, 10/15/53† IO γ	3,497,096	356,568
Benchmark Mortgage Trust, Series 2021-B28, Class XA
1.29%, 08/15/54† IO γ	3,873,381	364,799
Benchmark Mortgage Trust, Series 2021-B31, Class A5
2.67%, 12/15/54	1,640,000	1,705,611
BWAY Mortgage Trust, Series 2021-1450, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 1.36%, 09/15/36 144A †	2,300,000	2,302,875
BX Commercial Mortgage Trust, Series 2019-XL, Class F
(Floating, ICE LIBOR USD 1M + 2.00%, 2.00% Floor), 2.11%, 10/15/36 144A †	1,249,500	1,244,306
BX Commercial Mortgage Trust, Series 2021-21M, Class A
(Floating, ICE LIBOR USD 1M + 0.73%, 0.73% Floor), 0.84%, 10/15/36 144A †	2,300,000	2,287,445
Cantor Commercial Real Estate Lending, Series 2019-CF2, Class E
2.50%, 11/15/52 144A	550,000	463,273
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2A2
2.46%, 02/19/34† γ	142,308	148,023
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
CHL Mortgage Pass-Through Trust, Series 2004-HYB5, Class 2A1
2.57%, 04/20/35† γ	$ 3,151	$ 3,153
CHT Mortgage Trust, Series 2017-CSMO, Class A
(Floating, ICE LIBOR USD 1M + 0.93%, 0.93% Floor), 1.04%, 11/15/36 144A †	310,000	310,227
CIM Retail Portfolio Trust, Series 2021-RETL, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 1.51%, 08/15/36 144A †	1,300,000	1,299,187
Citigroup Commercial Mortgage Trust, Series 2014-GC23, Class B
4.18%, 07/10/47	370,000	388,728
Citigroup Commercial Mortgage Trust, Series 2015-GC29, Class D
3.11%, 04/10/48 144A	550,000	530,398
Citigroup Commercial Mortgage Trust, Series 2017-P7, Class D
3.25%, 04/14/50 144A	150,000	127,275
Citigroup Commercial Mortgage Trust, Series 2019-C7, Class E
2.75%, 12/15/72 144A	330,000	296,038
Citigroup Commercial Mortgage Trust, Series 2019-GC41, Class A5
2.87%, 08/10/56	1,450,000	1,524,704
Citigroup Commercial Mortgage Trust, Series 2021-KEYS, Class A
(Floating, ICE LIBOR USD 1M + 1.18%, 1.18% Floor), 1.29%, 10/15/36 144A †	2,300,000	2,302,847
Cold Storage Trust, Series 2020-ICE5, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.01%, 11/15/37 144A †	648,774	649,003
COMM Mortgage Trust, Series 2013-CR12, Class AM
4.30%, 10/10/46	50,000	51,676
COMM Mortgage Trust, Series 2013-CR12, Class B
4.76%, 10/10/46	40,000	41,376
COMM Mortgage Trust, Series 2013-CR12, Class C
5.07%, 10/10/46† γ	20,000	19,833
COMM Mortgage Trust, Series 2013-CR6, Class B
3.40%, 03/10/46 144A	390,000	395,044
COMM Mortgage Trust, Series 2014-277P, Class A
3.61%, 08/10/49 144A † γ	160,000	167,457
COMM Mortgage Trust, Series 2014-UBS6, Class A5
3.64%, 12/10/47	2,400,000	2,530,319
COMM Mortgage Trust, Series 2015-DC1, Class C
4.31%, 02/10/48† γ	80,000	80,331
COMM Mortgage Trust, Series 2017-COR2, Class C
4.56%, 09/10/50† γ	500,000	535,178
	Par	Value
COMM Mortgage Trust, Series 2019-GC44, Class D
2.50%, 08/15/57 144A	$ 450,000	$ 400,771
COMM Mortgage Trust, Series 2020-CX, Class B
2.45%, 11/10/46 144A	1,060,000	1,048,067
Connecticut Avenue Securities Trust, Series 2018-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.40%), 2.50%, 04/25/31 144A †	108,150	108,652
Connecticut Avenue Securities Trust, Series 2019-R02, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.30%, 2.30% Floor), 2.40%, 08/25/31 144A †	113,508	114,028
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.55%), 1.60%, 10/25/41 144A †	279,000	279,873
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 1.70%, 12/25/41 144A †	245,000	245,625
CRSNT Trust, Series 2021-MOON, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 0.93%, 04/15/36 144A †	2,500,000	2,495,598
CSAIL Commercial Mortgage Trust, Series 2018-C14, Class D
4.92%, 11/15/51 144A † γ	300,000	311,582
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class A3
2.80%, 03/15/54	800,000	834,076
CSAIL Commercial Mortgage Trust, Series 2021-C20, Class C
3.73%, 03/15/54† γ	300,000	314,655
CSMC Trust, Series 2010-16, Class B9
3.84%, 06/25/50 144A † γ	2,123,618	1,895,647
CSMC Trust, Series 2018-J1, Class A2
3.50%, 02/25/48 144A † γ	1,204,496	1,224,541
CSMC Trust, Series 2021-JR2, Class A1
2.22%, 11/25/61 144A	1,878,136	1,879,349
CSMC, Series 2017-TIME, Class A
3.65%, 11/13/39 144A	530,000	533,939
CSMC, Series 2020-FACT, Class D
(Floating, ICE LIBOR USD 1M + 3.71%, 3.71% Floor), 3.82%, 10/15/37 144A †	670,000	677,410
CSMC, Series 2020-NET, Class A
2.26%, 08/15/37 144A	2,000,000	2,018,380
CSMC, Series 2020-NET, Class B
2.82%, 08/15/37 144A	650,000	658,274
CSMC, Series 2021-ADV, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 1.51%, 07/15/38 144A †	2,600,000	2,599,021

See Notes to Financial Statements.

	Par	Value
CSMC, Series 2021-NQM8, Class A1
1.84%, 10/25/66 144A † γ	$ 200,000	$ 200,971
CSWF, Series 2021-SOP2, Class A
(Floating, ICE LIBOR USD 1M + 0.97%, 0.97% Floor), 1.08%, 06/15/34 144A †	2,300,000	2,293,364
DBJPM Mortgage Trust, Series 2016-C1, Class D
3.33%, 05/10/49 144A † γ	500,000	387,058
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2006-AR1, Class 3A1
3.06%, 02/25/36† γ	527,379	444,035
DOLP Trust, Series 2021-NYC, Class A
2.96%, 05/10/41 144A	3,400,000	3,566,476
ELP Commercial Mortgage Trust, Series 2021-ELP, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.81%, 11/15/38 144A †	840,000	836,269
EQUS Mortgage Trust, Series 2021-EQAZ, Class A
(Floating, ICE LIBOR USD 1M + 0.75%, 0.76% Floor), 0.86%, 10/15/38 144A †	1,100,000	1,096,507
Eurohome UK Mortgages PLC, Series 2007-1, Class A
(Floating, ICE LIBOR GBP 3M + 0.15%), 0.25%, 06/15/44(U) †	1,275,125	1,691,362
Extended Stay America Trust, Series 2021-ESH, Class A
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor), 1.19%, 07/15/38 144A †	7,411,443	7,432,746
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.85%), 2.95%, 11/25/29†	583,816	599,081
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.35%, 07/25/30†	140,854	142,585
Fannie Mae Connecticut Avenue Securities, Series 2018-C03, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.15%, 2.15% Floor), 2.25%, 10/25/30†	135,840	137,613
Federal Home Loan Mortgage Corporation
8.00%, 08/01/24	225	239
5.50%, 02/01/27	11,233	12,316
4.50%, 10/01/29	910	975
7.50%, 11/01/29	1,746	2,011
7.50%, 12/01/29	1,997	2,297
(Floating, 2.23% - U.S. Treasury Yield Curve Rate CMT 1Y, 2.23% Floor, 11.36% Cap), 2.23%, 07/01/31†	2,281	2,286
	Par	Value
7.50%, 11/01/31	$ 6,691	$ 6,717
(Floating, ICE LIBOR USD 1Y + 1.98%, 1.98% Floor, 10.60% Cap), 2.23%, 04/01/32†	231	232
3.00%, 10/01/32	60,020	63,110
3.50%, 08/01/33	367,630	388,303
5.00%, 08/01/33	2,331	2,633
5.00%, 09/01/33	383	433
5.00%, 10/01/33	1,204	1,363
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.37%, 2.37% Floor, 9.23% Cap), 2.49%, 03/01/34†	599	603
5.00%, 12/01/34	28,441	31,963
5.50%, 05/01/35	118,469	130,364
5.00%, 07/01/35	1,858	2,104
5.00%, 11/01/35	62,468	70,767
5.50%, 11/01/35	11,463	12,796
5.00%, 12/01/35	5,608	6,244
6.00%, 02/01/36	174,198	192,012
5.00%, 02/01/37	5,214	5,920
5.50%, 07/01/37	14,083	16,139
3.50%, 01/01/38	295,478	317,337
3.00%, 04/01/38	55,865	58,281
5.50%, 04/01/38	3,327	3,814
7.00%, 03/01/39	8,290	9,774
6.50%, 09/01/39	16,228	18,276
4.00%, 02/01/41	21,083	23,173
2.50%, 04/01/41	92,114	94,962
5.00%, 06/01/41	958	1,069
2.00%, 09/01/41	1,173,286	1,193,133
3.50%, 10/01/42	61,202	65,893
4.00%, 10/01/42	21,356	23,342
3.50%, 11/01/42	125,726	135,313
3.50%, 12/01/42	13,131	14,099
3.50%, 01/01/43	19,572	20,946
3.50%, 02/01/43	106,723	114,549
4.00%, 04/01/43	63,842	69,780
3.50%, 05/01/43	211,488	228,637
4.00%, 05/01/43	27,691	30,476
4.00%, 06/01/43	34,216	38,063
4.00%, 07/01/43	120,790	133,708
4.00%, 08/01/43	53,926	59,120
4.50%, 12/01/43	407,571	453,250
3.50%, 02/01/44	29,673	31,948
4.50%, 02/01/44	313,547	346,433
4.50%, 03/01/44	86,317	95,402
3.50%, 03/01/45	289,425	311,608
4.00%, 12/01/45	163,116	177,406
3.50%, 06/01/46	32,099	34,435
4.00%, 09/01/46	174,685	188,169
4.50%, 01/01/47	51,140	54,809
(Floating, U.S. Treasury Yield Curve Rate CMT 5Y + 1.29%, 1.29% Floor, 7.20% Cap), 2.08%, 03/01/47†	424,981	435,331
3.50%, 04/01/47	4,694,783	5,037,691
3.50%, 06/01/47	29,841	31,919
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
4.00%, 07/01/47	$ 220,901	$ 237,535
4.00%, 08/01/47	57,853	62,929
3.00%, 09/01/47	684,202	725,276
3.50%, 09/01/47	339,556	360,262
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 7.88% Cap), 2.88%, 11/01/47†	348,659	360,290
3.50%, 01/01/48	914	970
3.50%, 03/01/48	60,203	63,822
4.00%, 03/01/48	37,797	40,830
3.50%, 06/01/48	181,609	193,285
4.00%, 06/01/48	1,422,298	1,545,869
4.50%, 08/01/48	716,270	787,629
5.00%, 08/01/48	101,882	111,414
3.00%, 09/01/48	98,093	103,492
(Floating, ICE LIBOR USD 1Y + 1.63%, 1.63% Floor, 8.02% Cap), 3.02%, 11/01/48†	1,260,639	1,302,758
4.00%, 04/01/49	196,006	212,026
3.00%, 09/01/49	2,595,008	2,735,550
4.50%, 09/01/49	415,972	446,265
3.50%, 12/01/49	331,784	349,867
4.50%, 12/01/49	632,038	678,045
3.00%, 01/01/50	57,562	61,013
(Floating, ICE LIBOR USD 1Y + 1.62%, 1.62% Floor, 8.09% Cap), 3.09%, 02/01/50†	179,298	185,396
4.00%, 03/01/50	74,675	80,101
4.50%, 05/01/50	297,181	318,739
2.00%, 11/01/50	451,318	451,529
2.50%, 12/01/50	619,481	637,326
3.00%, 12/01/50	3,179,072	3,353,680
2.50%, 01/01/51	527,520	541,742
2.00%, 02/01/51	1,293,853	1,294,559
2.50%, 02/01/51	178,456	183,229
2.00%, 03/01/51	1,616,259	1,617,304
2.00%, 04/01/51	567,818	570,658
2.00%, 05/01/51	2,590,399	2,592,766
2.50%, 05/01/51	93,952	97,620
2.50%, 07/01/51	2,141,879	2,202,065
2.50%, 08/01/51	479,841	492,809
2.50%, 09/01/51	5,000,686	5,139,853
2.00%, 11/01/51	399,241	398,955
2.50%, 01/01/52	200,000	204,453
Federal Home Loan Mortgage Corporation Reference REMIC, Series R007
6.00%, 05/15/36	85,799	98,554
Federal Home Loan Mortgage Corporation REMIC, Series 3325
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 6.75% Cap), 0.61%, 06/15/37†	56,676	57,644
Federal Home Loan Mortgage Corporation REMIC, Series 3621
(Floating, 6.23% - ICE LIBOR USD 1M, 6.23% Cap), 6.12%, 01/15/40† IO	119,528	20,538
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 3947
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.84%, 10/15/41† IO	$ 53,670	$ 8,157
Federal Home Loan Mortgage Corporation REMIC, Series 3973
(Floating, 6.49% - ICE LIBOR USD 1M, 6.49% Cap), 6.38%, 12/15/41† IO	148,818	28,400
Federal Home Loan Mortgage Corporation REMIC, Series 4099
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.89%, 08/15/42† IO	94,154	15,180
Federal Home Loan Mortgage Corporation REMIC, Series 4194
3.50%, 04/15/43 IO	130,928	15,261
Federal Home Loan Mortgage Corporation REMIC, Series 4210
3.00%, 05/15/43	109,115	113,451
Federal Home Loan Mortgage Corporation REMIC, Series 4239
3.50%, 06/15/27 IO	110,407	5,038
Federal Home Loan Mortgage Corporation REMIC, Series 4298
4.00%, 04/15/43 IO	47,287	1,209
Federal Home Loan Mortgage Corporation REMIC, Series 4310
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.84%, 02/15/44† IO	53,387	8,244
Federal Home Loan Mortgage Corporation REMIC, Series 4335
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.89%, 05/15/44† IO	51,970	8,370
Federal Home Loan Mortgage Corporation REMIC, Series 4415
1.59%, 04/15/41† IO γ	64,969	3,606
Federal Home Loan Mortgage Corporation REMIC, Series 4638
(Floating, ICE LIBOR USD 1M + 0.44%), 0.53%, 07/15/40†	179,948	182,223
Federal Home Loan Mortgage Corporation REMIC, Series 4793
3.00%, 05/15/48	318,429	329,225
3.00%, 06/15/48	208,797	215,885
Federal Home Loan Mortgage Corporation REMIC, Series 4813
3.00%, 08/15/48	147,069	151,790
Federal Home Loan Mortgage Corporation REMIC, Series 4989
(Floating, ICE LIBOR USD 1M + 0.35%), 0.44%, 08/15/40†	714,131	717,397
(Floating, ICE LIBOR USD 1M + 0.35%), 0.44%, 10/15/40†	655,744	658,741
Federal Home Loan Mortgage Corporation REMIC, Series 5010
2.50%, 09/25/50 IO	594,943	83,765

See Notes to Financial Statements.

	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5013
2.50%, 09/25/50 IO	$186,361	$ 27,296
Federal Home Loan Mortgage Corporation REMIC, Series 5018
2.00%, 10/25/50 IO	369,310	47,034
Federal Home Loan Mortgage Corporation REMIC, Series 5040
2.50%, 11/25/50 IO	85,244	10,050
Federal Home Loan Mortgage Corporation REMIC, Series 5059
2.50%, 01/25/51 IO	377,514	59,089
Federal Home Loan Mortgage Corporation REMIC, Series 5140
2.50%, 05/25/49 IO	688,765	93,312
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA3, Class B1
(Floating, ICE LIBOR USD 1M + 5.10%), 5.20%, 06/25/50 144A †	170,000	175,696
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA4, Class B1
(Floating, ICE LIBOR USD 1M + 6.00%), 6.10%, 08/25/50 144A †	176,000	185,687
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA5, Class B1
(Floating, U.S. 30-Day Average SOFR + 4.80%), 4.85%, 10/25/50 144A †	720,000	763,948
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA5, Class M2
(Floating, U.S. 30-Day Average SOFR + 1.65%), 1.70%, 01/25/34 144A †	200,000	200,876
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-HQA1, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.00%), 3.05%, 08/25/33 144A †	970,000	974,712
Federal Home Loan Mortgage Corporation STRIP, Series 353
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.89%, 12/15/46† IO	214,698	35,095
Federal National Mortgage Association
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.75% Cap), 1.51%, 07/01/22†	41	41
5.50%, 09/01/23	1,764	1,790
5.50%, 10/01/23	497	504
2.81%, 04/01/25	50,000	52,220
	Par	Value
5.50%, 05/01/25	$ 56	$ 56
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.05% Cap), 1.48%, 07/01/27†	3,228	3,238
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 11.79% Cap), 2.26%, 08/01/27†	3,870	3,888
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.61% Cap), 1.48%, 11/01/27 CONV †	6,034	6,059
3.08%, 01/01/28	140,000	149,926
3.16%, 05/01/29	144,954	158,594
2.79%, 08/01/29	500,000	536,735
2.26%, 04/01/30	386,694	403,685
(Floating, 2.38% - U.S. Treasury Yield Curve Rate CMT 1Y, 2.38% Floor, 10.65% Cap), 2.38%, 06/01/30 CONV †	8,730	8,758
8.00%, 10/01/30	5,598	6,451
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.51%, 2.51% Floor, 12.62% Cap), 2.63%, 12/01/30 CONV †	1,369	1,373
4.50%, 04/01/31	20,049	21,732
4.50%, 05/01/31	78,084	84,453
4.50%, 06/01/31	23,932	25,886
4.50%, 11/01/31	34,440	37,258
6.00%, 11/01/31	1,465	1,678
4.50%, 12/01/31	51,208	55,394
6.00%, 01/01/32	45,017	49,598
6.00%, 03/01/32	1,687	1,859
6.00%, 04/01/32	81,825	90,293
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.95% Cap), 1.48%, 06/01/32†	5,424	5,447
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 12.21% Cap), 1.51%, 08/01/32†	5,520	5,544
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 2.13%, 2.13% Floor, 9.75% Cap), 2.25%, 02/01/33†	759	762
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 11.98% Cap), 1.51%, 05/01/33†	5,738	5,762
5.00%, 07/01/33	10,827	12,215
5.00%, 09/01/33	13,498	15,210
3.50%, 05/01/34	81,040	87,059
6.00%, 10/01/34	22,853	25,157
(Floating, ICE LIBOR USD 1Y + 1.55%, 1.55% Floor, 9.67% Cap), 1.92%, 12/01/34†	11,315	11,376
3.50%, 12/01/34	18,880	20,204
3.50%, 01/01/35	19,373	20,732
6.00%, 05/01/35	122,090	135,010
3.00%, 07/01/35	24,711	26,102
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
6.00%, 07/01/35	$ 33,285	$ 36,771
5.50%, 09/01/35	23,121	25,329
5.00%, 10/01/35	37,636	42,458
6.00%, 10/01/35	12,049	13,856
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 1.48%, 11/01/35†	2,311	2,313
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.79%, 1.79% Floor, 8.93% Cap), 1.88%, 11/01/35†	12,012	12,523
6.00%, 11/01/35	75,703	84,047
1.50%, 12/01/35	91,179	91,600
3.00%, 02/01/36	358,517	379,070
3.00%, 04/01/36	289,362	305,661
5.50%, 04/01/36	1,516	1,629
(Floating, COF 11th District San Francisco + 1.25%, 3.95% Floor, 12.88% Cap), 3.99%, 05/01/36†	16,035	17,266
3.00%, 07/01/36	546,423	574,080
3.00%, 08/01/36	216,215	227,399
2.50%, 09/01/36	128,182	132,075
3.00%, 10/01/36	1,092,628	1,150,475
5.50%, 11/01/36	30,839	35,165
3.00%, 12/01/36	461,819	485,839
3.50%, 02/01/37	82,887	88,672
3.50%, 03/01/37	67,147	71,518
5.50%, 03/01/37	1,851	2,076
6.00%, 07/01/37	330,379	383,075
6.50%, 10/01/37	37,488	41,594
7.00%, 10/01/37	545	562
7.00%, 11/01/37	3,228	3,454
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.69% Cap), 1.48%, 12/01/37†	10,824	10,876
3.00%, 12/01/37	63,599	66,515
3.50%, 12/01/37	98,009	105,794
7.00%, 12/01/37	2,093	2,307
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.54% Cap), 1.48%, 01/01/38†	4,365	4,387
2.50%, 03/01/38	453,415	467,191
4.50%, 03/01/38	3,190	3,458
4.50%, 04/01/38	25,352	28,019
5.00%, 04/01/38	36,108	40,955
3.00%, 06/01/38	264,110	277,456
5.00%, 06/01/38	34,318	38,706
5.50%, 08/01/38	21,566	24,731
7.00%, 11/01/38	10,751	12,527
7.00%, 02/01/39	3,754	4,441
3.50%, 08/01/39	66,605	70,840
6.00%, 12/01/39	141,290	164,018
3.50%, 02/01/40	177,831	191,515
3.00%, 03/01/40	262,077	275,371
	Par	Value
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor, 9.70% Cap), 1.48%, 06/01/40†	$ 14,450	$ 14,942
1.48%, 10/01/40†	41,916	42,306
(Floating, COF 11th District San Francisco + 1.25%, 1.25% Floor, 10.25% Cap), 1.48%, 11/01/40†	5,886	5,911
2.50%, 03/01/41	93,191	97,220
2.50%, 04/01/41	660,377	687,009
4.50%, 04/01/41	56,780	62,800
2.50%, 05/01/41	755,458	780,591
6.00%, 07/01/41	119,020	137,514
4.50%, 08/01/41	23,460	25,878
2.00%, 10/01/41	992,171	1,011,411
4.50%, 11/01/41	90,637	100,172
4.00%, 06/01/42	20,385	21,890
3.50%, 09/01/42	21,532	23,173
4.00%, 10/01/42	79,079	86,082
2.50%, 11/01/42	12,182	12,558
4.00%, 11/01/42	858,544	943,045
2.50%, 12/01/42	6,191	6,369
3.00%, 12/01/42	10,056	10,718
3.50%, 12/01/42	39,521	42,679
4.00%, 12/01/42	49,575	54,042
2.50%, 01/01/43	8,596	8,865
3.00%, 01/01/43	174,790	185,516
3.50%, 01/01/43	676,421	727,825
2.50%, 02/01/43	11,408	11,724
2.50%, 03/01/43	761,694	783,961
3.00%, 03/01/43	124,744	132,870
3.50%, 03/01/43	313,087	338,225
2.50%, 04/01/43	892,898	916,869
3.00%, 04/01/43	188,855	201,296
4.00%, 04/01/43	29,483	32,437
2.50%, 05/01/43	13,962	14,297
3.00%, 05/01/43	113,829	121,328
2.50%, 06/01/43	17,534	18,047
3.00%, 06/01/43	35,575	37,917
4.00%, 06/01/43	268,035	295,423
3.00%, 07/01/43	307,256	327,485
4.00%, 07/01/43	288,102	317,182
2.50%, 08/01/43	448,318	459,351
4.00%, 08/01/43	80,109	87,312
4.50%, 09/01/43	257,547	284,494
2.50%, 10/01/43	23,803	24,537
4.50%, 10/01/43	79,151	87,423
4.50%, 11/01/43	52,551	57,706
4.50%, 12/01/43	83,071	91,381
4.50%, 01/01/44	47,437	52,032
4.50%, 02/01/44	191,392	206,957
3.50%, 08/01/44	89,015	95,274
4.50%, 10/01/44	188,488	208,297
4.00%, 01/01/45	74,606	81,972
4.50%, 02/01/45	639,805	717,084

See Notes to Financial Statements.

	Par	Value
4.50%, 04/01/45	$ 315,959	$ 351,031
4.50%, 05/01/45	38,829	43,140
4.50%, 06/01/45	290,322	318,618
3.00%, 11/01/45	601,657	632,578
3.50%, 01/01/46	196,721	211,493
3.00%, 05/01/46	285,150	302,144
3.00%, 07/01/46	311,290	328,398
3.00%, 08/01/46	471,914	499,776
3.00%, 09/01/46	76,076	79,971
3.00%, 10/01/46	40,519	42,600
3.00%, 11/01/46	982,104	1,035,743
3.50%, 11/01/46	27,387	29,213
4.50%, 11/01/46	278,601	301,695
5.00%, 11/01/46	468,280	524,177
3.50%, 12/01/46	163,471	174,951
4.00%, 01/01/47	656,381	712,331
3.50%, 02/01/47	1,756,609	1,867,063
4.00%, 02/01/47	72,091	78,006
3.50%, 03/01/47	289,489	308,387
4.50%, 03/01/47	388,719	423,896
4.00%, 04/01/47	54,255	58,636
3.50%, 05/01/47	245,215	260,121
4.00%, 05/01/47	56,687	61,243
4.50%, 06/01/47	557,584	612,609
3.50%, 07/01/47	77,977	82,906
4.50%, 07/01/47	539,982	586,779
4.00%, 08/01/47	459,549	498,468
3.00%, 09/01/47	742,018	782,433
3.50%, 09/01/47	10,201,840	10,995,587
3.50%, 10/01/47	11,118,794	11,986,767
3.50%, 11/01/47	14,559,160	15,697,301
4.50%, 11/01/47	141,726	154,437
3.50%, 12/01/47	14,138,520	15,244,582
4.00%, 12/01/47	268,417	292,726
4.00%, 01/01/48	322,652	351,683
3.50%, 02/01/48	770,832	818,922
4.00%, 02/01/48	887,862	966,320
4.00%, 03/01/48	647,742	704,451
4.00%, 06/01/48	411,878	449,913
4.00%, 07/01/48	733,707	798,917
4.50%, 07/01/48	202,223	221,012
3.50%, 08/01/48	3,482,949	3,730,128
4.00%, 08/01/48	1,969,119	2,125,758
4.50%, 09/01/48	389,952	428,655
5.00%, 09/01/48	790,974	882,351
4.00%, 10/01/48	77,683	83,467
3.50%, 11/01/48	336,875	358,842
4.00%, 11/01/48	98,855	107,319
5.00%, 11/01/48	1,881,477	2,104,642
4.00%, 01/01/49	30,168	32,148
4.50%, 01/01/49	373,073	400,384
4.00%, 05/01/49	49,400	53,355
3.50%, 06/01/49	318,690	339,004
4.50%, 06/01/49	798,470	854,449
4.50%, 07/01/49	497,694	534,340
3.00%, 09/01/49	767,502	813,278
	Par	Value
4.00%, 10/01/49	$ 42,199	$ 45,464
3.00%, 12/01/49	734,811	772,577
4.00%, 12/01/49	153,051	165,252
3.00%, 02/01/50	2,303,127	2,415,427
3.00%, 03/01/50	293,297	310,867
3.00%, 04/01/50	1,412,323	1,476,506
3.00%, 06/01/50	783,812	817,947
4.50%, 07/01/50	47,076	50,376
2.00%, 08/01/50	81,661	81,719
3.00%, 08/01/50	136,997	142,780
3.50%, 08/01/50	80,716	85,785
2.00%, 09/01/50	81,875	81,933
2.50%, 09/01/50	94,094	97,230
2.50%, 11/01/50	282,875	291,643
3.00%, 11/01/50	131,099	137,198
2.50%, 12/01/50	89,247	91,559
4.00%, 12/01/50	66,227	71,157
4.50%, 12/01/50	713,086	763,078
2.00%, 01/01/51	461,908	461,606
2.50%, 01/01/51	88,937	91,496
2.00%, 02/01/51	1,391,486	1,392,723
2.50%, 02/01/51	801,935	824,234
2.00%, 03/01/51	4,906,501	4,908,623
2.50%, 03/01/51	187,223	193,290
2.00%, 04/01/51	935,924	938,543
2.50%, 04/01/51	190,761	196,844
2.50%, 05/01/51	282,382	290,862
2.50%, 06/01/51	757,844	780,704
2.50%, 07/01/51	875,273	900,453
2.50%, 08/01/51	394,665	405,094
2.50%, 09/01/51	4,134,077	4,250,998
3.00%, 09/01/51	96,813	101,510
2.00%, 10/01/51	298,709	299,033
2.50%, 10/01/51	691,708	711,299
3.00%, 10/01/51	200,000	208,458
2.00%, 11/01/51	99,751	99,842
4.00%, 02/01/56	329,142	365,085
5.50%, 09/01/56	480,785	562,170
4.00%, 01/01/57	210,627	233,629
4.00%, 06/01/57	329,461	362,544
4.50%, 09/01/57	534,022	593,674
4.50%, 08/01/58	150,799	168,690
Federal National Mortgage Association ACES, Series 2015-M1
0.49%, 09/25/24† IO γ	2,662,218	34,910
Federal National Mortgage Association ACES, Series 2016-M11
2.94%, 07/25/39	60,193	61,666
Federal National Mortgage Association ACES, Series 2017-M8
3.06%, 05/25/27	99,830	107,097
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Federal National Mortgage Association ACES, Series 2019-M23
2.72%, 10/25/31	$ 299,686	$321,281
Federal National Mortgage Association ACES, Series 2020-M33
2.25%, 01/25/31† IO γ	7,100,000	926,177
Federal National Mortgage Association ACES, Series 2020-M6
2.50%, 10/25/37	92,121	95,593
Federal National Mortgage Association Interest STRIP, Series 409
3.00%, 04/25/27 IO	95,298	4,668
4.50%, 11/25/39 IO	18,343	2,560
3.50%, 11/25/41 IO	63,404	6,232
4.00%, 11/25/41 IO	84,339	11,422
4.00%, 04/25/42 IO	155,267	21,704
Federal National Mortgage Association REMIC, Series 2000-32
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 9.00% Cap), 0.55%, 10/18/30†	3,903	3,921
Federal National Mortgage Association REMIC, Series 2005-29
5.50%, 04/25/35	244,229	277,172
Federal National Mortgage Association REMIC, Series 2007-24
(Floating, 6.75% - ICE LIBOR USD 1M, 6.75% Cap), 6.65%, 03/25/37† IO	266,670	48,145
Federal National Mortgage Association REMIC, Series 2011-52
5.00%, 06/25/41	152,467	170,964
Federal National Mortgage Association REMIC, Series 2011-59
5.50%, 07/25/41	510,293	580,314
Federal National Mortgage Association REMIC, Series 2011-96
(Floating, 6.55% - ICE LIBOR USD 1M, 6.55% Cap), 6.45%, 10/25/41† IO	209,256	33,097
Federal National Mortgage Association REMIC, Series 2012-101
4.00%, 09/25/27 IO	43,293	1,805
Federal National Mortgage Association REMIC, Series 2012-111
7.00%, 10/25/42	13,686	16,246
Federal National Mortgage Association REMIC, Series 2012-133
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 12/25/42† IO	60,246	10,718
	Par	Value
Federal National Mortgage Association REMIC, Series 2012-153
7.00%, 07/25/42	$ 46,242	$ 55,267
Federal National Mortgage Association REMIC, Series 2012-28
6.50%, 06/25/39	2,642	2,863
Federal National Mortgage Association REMIC, Series 2012-35
(Floating, 6.50% - ICE LIBOR USD 1M, 6.50% Cap), 6.40%, 04/25/42† IO	62,351	12,004
Federal National Mortgage Association REMIC, Series 2012-46
6.00%, 05/25/42	66,171	76,323
Federal National Mortgage Association REMIC, Series 2012-70
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.55%, 02/25/41† IO	1,243	11
Federal National Mortgage Association REMIC, Series 2012-74
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.55%, 03/25/42† IO	83,235	11,646
Federal National Mortgage Association REMIC, Series 2012-75
(Floating, 6.60% - ICE LIBOR USD 1M, 6.60% Cap), 6.50%, 07/25/42† IO	15,606	2,584
Federal National Mortgage Association REMIC, Series 2013-124
(Floating, 5.95% - ICE LIBOR USD 1M, 5.95% Cap), 5.85%, 12/25/43† IO	236,712	41,541
Federal National Mortgage Association REMIC, Series 2013-14
4.00%, 03/25/43 IO	63,290	6,968
Federal National Mortgage Association REMIC, Series 2013-17
3.00%, 03/25/28 IO	399,865	25,338
Federal National Mortgage Association REMIC, Series 2013-29
4.00%, 04/25/43 IO	159,653	16,332
Federal National Mortgage Association REMIC, Series 2013-54
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 06/25/43† IO	104,520	18,449
Federal National Mortgage Association REMIC, Series 2013-9
5.50%, 04/25/42	293,982	331,118

See Notes to Financial Statements.

	Par	Value
6.50%, 07/25/42	$ 122,000	$143,302
Federal National Mortgage Association REMIC, Series 2014-47
1.63%, 08/25/44† IO γ	196,241	10,510
Federal National Mortgage Association REMIC, Series 2015-55
1.42%, 08/25/55† IO γ	74,694	2,976
Federal National Mortgage Association REMIC, Series 2015-56
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 08/25/45† IO	37,542	7,516
Federal National Mortgage Association REMIC, Series 2017-76
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.00%, 10/25/57† IO	474,633	86,817
Federal National Mortgage Association REMIC, Series 2017-85
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.10%, 11/25/47† IO	160,890	27,658
Federal National Mortgage Association REMIC, Series 2020-47
2.00%, 07/25/50	309,129	286,307
Federal National Mortgage Association REMIC, Series 2020-56
2.50%, 08/25/50 IO	347,647	51,483
Federal National Mortgage Association REMIC, Series 2020-74
2.50%, 10/25/50 IO	174,049	25,244
Federal National Mortgage Association REMIC, Series 2020-89
2.50%, 12/25/50 IO	859,829	111,715
Federal National Mortgage Association REMIC, Series 2021-1
2.50%, 02/25/51 IO	660,744	92,795
Federal National Mortgage Association REMIC, Series 2021-3
2.50%, 02/25/51 IO	816,388	110,514
FHLMC Multifamily Structured Pass-Through Certificates, Series K068
0.43%, 08/25/27† IO γ	2,381,943	53,469
FHLMC Multifamily Structured Pass-Through Certificates, Series K091
0.56%, 03/25/29† IO γ	1,412,693	53,375
FHLMC Multifamily Structured Pass-Through Certificates, Series K093
0.95%, 05/25/29† IO γ	1,990,409	122,864
	Par	Value
FHLMC Multifamily Structured Pass-Through Certificates, Series K094
0.88%, 06/25/29† IO γ	$ 997,325	$ 58,411
FHLMC Multifamily Structured Pass-Through Certificates, Series K-1519
0.61%, 12/25/35† IO γ	6,050,481	386,180
FHLMC Multifamily Structured Pass-Through Certificates, Series K723
0.91%, 08/25/23† IO γ	2,818,123	35,101
FHLMC Multifamily Structured Pass-Through Certificates, Series K736
1.31%, 07/25/26† IO γ	1,037,330	50,345
FHLMC Multifamily Structured Pass-Through Certificates, Series K741
0.57%, 12/25/27† IO γ	2,998,779	92,969
FHLMC Structured Agency Credit Risk Debt Notes, Series 2016-DNA4, Class M3
(Floating, ICE LIBOR USD 1M + 3.80%, 3.80% Floor), 3.90%, 03/25/29†	186,492	192,353
FHLMC Structured Pass-Through Certificates, Series T-61, Class 1A1
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.48%, 07/25/44†	316,494	325,921
Finsbury Square PLC, Series 2020-2A, Class A
(Floating, SONIA Interest Rate + 1.30%), 1.35%, 06/16/70(U) 144A †	1,114,464	1,519,349
First Horizon Alternative Mortgage Securities Trust, Series 2004-AA1, Class A1
2.08%, 06/25/34† γ	131,237	134,684
FREMF Mortgage Trust, Series 2012-K20, Class X2A
0.20%, 05/25/45 144A IO	4,516,529	1,282
Government National Mortgage Association
7.00%, 01/15/26	1,612	1,715
7.00%, 07/15/27	11,186	12,249
7.00%, 01/15/28	8,757	8,851
7.00%, 03/15/28	15,933	17,717
7.00%, 07/15/28	1,524	1,557
6.50%, 08/15/28	1,122	1,232
7.00%, 08/15/28	1,573	1,688
7.50%, 08/15/28	4,990	5,486
6.50%, 09/15/28	2,460	2,712
7.00%, 10/15/28	9,034	9,068
7.50%, 03/15/29	6,243	7,002
(Floating, U.S. Treasury Yield Curve Rate CMT 1Y + 1.50%, 1.50% Floor, 11.00% Cap), 2.13%, 11/20/29†	11,919	12,332
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
8.50%, 08/15/30	$ 208	$ 209
8.50%, 11/20/30	4,268	4,887
6.50%, 08/15/31	16,702	18,344
7.50%, 08/15/31	5,540	5,968
6.50%, 10/15/31	19,607	21,751
6.00%, 11/15/31	64,538	72,319
6.50%, 11/15/31	12,814	14,061
6.00%, 12/15/31	8,495	9,542
6.00%, 01/15/32	47,741	53,066
6.00%, 02/15/32	57,820	63,753
6.50%, 02/15/32	22,277	24,527
6.00%, 04/15/32	31,838	35,059
6.50%, 06/15/32	36,251	39,870
6.50%, 08/15/32	48,331	53,353
6.50%, 09/15/32	38,650	43,549
6.00%, 10/15/32	45,296	52,677
5.50%, 11/15/32	7,014	7,784
6.00%, 11/15/32	35,148	39,044
6.00%, 12/15/32	21,619	24,286
6.50%, 12/15/32	4,344	4,769
5.50%, 01/15/33	3,409	3,757
6.00%, 01/15/33	13,034	14,434
5.50%, 02/15/33	7,780	8,730
6.00%, 02/15/33	14,728	17,104
5.50%, 03/15/33	8,424	9,511
6.50%, 04/15/33	80,494	92,374
6.00%, 06/15/33	15,954	17,565
5.50%, 07/15/33	8,689	9,713
5.50%, 08/15/33	2,842	3,130
5.50%, 09/15/33	2,269	2,510
6.00%, 10/15/33	29,801	32,852
6.50%, 10/15/33	45,301	50,068
5.50%, 04/15/34	3,283	3,611
5.50%, 05/15/34	2,293	2,523
6.50%, 08/15/34	51,655	58,606
5.50%, 09/15/34	35,517	40,700
5.50%, 12/15/34	37,897	43,661
5.50%, 01/15/35	24,053	27,666
6.00%, 09/20/38	73,687	83,475
5.00%, 07/20/40	5,542	6,246
5.00%, 09/20/40	26,054	29,459
4.00%, 10/20/40	2,989	3,240
6.00%, 10/20/40	9,908	11,325
6.00%, 01/20/41	9,934	11,448
4.50%, 04/20/41	103,377	114,076
3.00%, 09/15/42	237,239	249,007
3.00%, 10/15/42	108,539	113,695
3.00%, 11/15/42	48,078	50,376
4.00%, 08/20/43	179,421	194,473
3.50%, 06/20/44	62,734	66,925
3.00%, 01/15/45	1,204,715	1,254,346
3.50%, 03/20/45	27,115	28,707
3.50%, 04/15/45	263,042	279,275
4.00%, 05/20/45	15,379	16,617
4.00%, 10/20/45	112,694	119,814
3.50%, 01/20/46	71,766	76,123
3.50%, 04/20/46	155,226	164,088
3.50%, 05/20/46	78,894	83,100
	Par	Value
3.50%, 06/20/46	$ 162,840	$ 171,600
3.50%, 07/20/46	81,832	86,229
3.00%, 08/20/46	206,033	215,203
3.50%, 09/20/46	727,323	764,116
3.00%, 11/20/46	50,044	52,274
3.50%, 04/20/47	1,720,852	1,808,730
3.50%, 05/20/47	95,643	100,525
4.00%, 06/20/47	704,520	750,400
4.50%, 08/20/47	33,237	35,695
3.00%, 09/20/47	13,852	14,460
4.00%, 09/20/47	454,474	483,503
3.50%, 10/20/47	439,335	464,680
4.00%, 11/20/47	277,002	295,417
3.50%, 12/20/47	1,640,872	1,723,927
4.00%, 12/20/47	124,266	132,525
3.00%, 02/20/48	65,813	68,398
4.00%, 02/20/48	79,887	85,192
4.00%, 03/20/48	126,424	134,490
4.00%, 04/20/48	79,883	84,882
4.50%, 04/20/48	217,614	231,994
4.50%, 05/20/48	746,431	794,402
3.50%, 06/15/48	124,134	132,469
4.50%, 06/20/48	217,216	231,171
4.50%, 07/20/48	14,963	15,924
5.00%, 07/20/48	175,872	188,526
4.50%, 08/20/48	1,842,549	1,952,608
5.00%, 08/20/48	211,453	227,055
4.50%, 09/20/48	1,275,379	1,354,624
4.50%, 10/20/48	202,284	214,006
5.00%, 10/20/48	847,121	906,505
5.00%, 11/20/48	1,558,135	1,667,261
4.50%, 12/20/48	817,675	865,579
5.00%, 12/20/48	899,723	960,950
4.50%, 01/20/49	3,218,300	3,405,914
5.00%, 01/20/49	2,757,084	2,936,754
4.00%, 02/20/49	1,437,806	1,521,432
4.50%, 02/20/49	303,750	321,157
5.00%, 02/20/49	63,707	68,045
4.00%, 03/20/49	1,534,996	1,626,456
4.50%, 03/20/49	221,967	234,902
5.00%, 03/20/49	273,375	291,996
4.00%, 05/20/49	869,036	916,013
3.50%, 07/20/49	263,023	274,296
3.00%, 08/20/49	1,896,187	1,964,582
5.00%, 08/20/49	4,513,759	4,829,744
3.50%, 10/20/49	72,509	74,838
4.00%, 10/20/49	50,695	54,263
4.50%, 10/20/49	271,482	287,266
4.00%, 11/20/49	60,439	63,131
5.00%, 11/20/49	345,423	369,745
3.00%, 01/20/50	218,386	226,354
4.00%, 01/20/50	61,372	66,512
3.50%, 02/20/50	1,025,104	1,069,457
4.00%, 02/20/50	57,037	61,553
3.00%, 03/20/50	7,902,994	8,185,339
4.00%, 03/20/50	50,609	55,017
4.00%, 04/20/50	224,122	241,570
3.50%, 05/15/50	134,904	143,119

See Notes to Financial Statements.

	Par	Value
4.50%, 05/20/50	$ 599,022	$ 633,983
3.50%, 07/20/50	103,066	107,587
4.50%, 12/20/50	410,521	436,155
3.00%, 01/01/51 TBA	12,100,000	12,524,918
3.50%, 01/01/51 TBA	3,300,000	3,437,156
4.50%, 01/01/51 TBA	1,000,000	1,056,445
3.00%, 02/01/51 TBA	6,000,000	6,199,687
2.50%, 07/20/51	6,000,003	6,155,527
3.00%, 07/20/51	171,359	177,638
3.00%, 09/20/51	293,820	304,967
3.00%, 11/20/51	995,389	1,033,801
3.00%, 12/20/51	1,000,000	1,039,762
2.50%, 01/01/52 TBA	16,000,000	16,395,625
2.50%, 01/20/52	1,999,800	2,047,686
Government National Mortgage Association, Series 2007-30
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 6.50% Cap), 0.40%, 05/20/37†	63,299	63,472
Government National Mortgage Association, Series 2007-51
(Floating, 6.58% - ICE LIBOR USD 1M, 6.58% Cap), 6.48%, 08/20/37† IO	578,103	73,058
Government National Mortgage Association, Series 2010-85
(Floating, 6.65% - ICE LIBOR USD 1M, 6.65% Cap), 6.55%, 01/20/40† IO	7,804	331
Government National Mortgage Association, Series 2010-H28
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor, 10.50% Cap), 0.48%, 12/20/60†	140,902	141,005
Government National Mortgage Association, Series 2011-H08
(Floating, ICE LIBOR USD 1M + 0.48%, 0.48% Floor, 10.50% Cap), 0.56%, 03/20/61†	154,620	155,013
Government National Mortgage Association, Series 2011-H09
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 10.50% Cap), 0.58%, 03/20/61†	113,389	113,677
Government National Mortgage Association, Series 2012-144
0.35%, 01/16/53† IO γ	2,940,581	33,433
Government National Mortgage Association, Series 2012-34
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.95%, 03/20/42† IO	21,650	4,164
Government National Mortgage Association, Series 2012-66
3.50%, 02/20/38 IO	4,066	5
Government National Mortgage Association, Series 2012-H27
1.76%, 10/20/62† IO γ	379,572	16,777
Government National Mortgage Association, Series 2012-H30
(Floating, ICE LIBOR USD 1M + 0.35%, 0.35% Floor, 10.50% Cap), 0.43%, 12/20/62†	586,871	586,699
	Par	Value
Government National Mortgage Association, Series 2013-107
2.77%, 11/16/47† γ	$ 154,635	$ 158,304
Government National Mortgage Association, Series 2013-53
3.50%, 04/20/43 IO	51,384	4,942
Government National Mortgage Association, Series 2014-118
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.10%, 08/20/44† IO	116,514	24,963
Government National Mortgage Association, Series 2014-17
3.37%, 06/16/48† γ	6,091	6,399
Government National Mortgage Association, Series 2014-93
0.51%, 11/16/55† IO γ	1,267,569	32,727
Government National Mortgage Association, Series 2015-167
4.00%, 04/16/45 IO	57,152	9,000
Government National Mortgage Association, Series 2015-H11
(Floating, ICE LIBOR USD 1M + 0.55%, 0.55% Floor, 7.50% Cap), 0.63%, 05/20/65†	1,685,895	1,694,598
Government National Mortgage Association, Series 2015-H14
(Floating, ICE LIBOR USD 1M + 0.43%, 0.43% Floor, 11.00% Cap), 0.51%, 05/20/65†	1,606,750	1,608,451
(Floating, ICE LIBOR USD 1M + 0.57%, 0.57% Floor, 7.50% Cap), 0.65%, 06/20/65†	2,864,151	2,880,222
Government National Mortgage Association, Series 2015-H15
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 7.50% Cap), 0.66%, 06/20/65†	1,099,947	1,107,224
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.68%, 06/20/65†	2,784,445	2,802,708
Government National Mortgage Association, Series 2015-H16
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.68%, 07/20/65†	2,638,475	2,657,126
Government National Mortgage Association, Series 2015-H17
(Floating, ICE LIBOR USD 1M + 0.46%, 0.46% Floor), 0.54%, 06/20/65†	385,407	386,080
Government National Mortgage Association, Series 2015-H18
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.68%, 07/20/65†	382,120	384,700
Government National Mortgage Association, Series 2015-H19
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor), 0.68%, 08/20/65†	428,892	431,730
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Government National Mortgage Association, Series 2015-H22
(Floating, ICE LIBOR USD 1M + 0.60%, 0.60% Floor, 7.50% Cap), 0.68%, 09/20/65†	$ 457,604	$ 460,839
Government National Mortgage Association, Series 2015-H23
(Floating, ICE LIBOR USD 1M + 0.62%, 0.62% Floor, 7.50% Cap), 0.70%, 09/20/65†	490,006	493,806
Government National Mortgage Association, Series 2015-H26
(Floating, ICE LIBOR USD 1M + 0.52%, 0.52% Floor, 11.00% Cap), 0.60%, 10/20/65†	1,059,019	1,064,498
Government National Mortgage Association, Series 2015-H30
(Floating, ICE LIBOR USD 1M + 0.68%, 0.68% Floor), 0.76%, 08/20/61†	1,819	1,838
Government National Mortgage Association, Series 2016-152
0.73%, 08/15/58† IO γ	2,973,691	139,299
Government National Mortgage Association, Series 2017-190
0.54%, 03/16/60† IO γ	3,887,696	167,161
Government National Mortgage Association, Series 2017-H15
(Floating, ICE LIBOR USD 1Y + 0.80%, 0.80% Floor, 7.50% Cap), 1.05%, 07/20/67†	1,298,747	1,311,808
2.20%, 07/20/67† IO γ	398,893	40,711
Government National Mortgage Association, Series 2017-H18
1.61%, 09/20/67† IO γ	3,114,723	183,359
Government National Mortgage Association, Series 2017-H20
2.03%, 10/20/67† IO γ	140,336	11,375
Government National Mortgage Association, Series 2017-H22
2.36%, 11/20/67† IO γ	1,132,579	78,080
Government National Mortgage Association, Series 2018-H07
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor, 11.00% Cap), 0.38%, 05/20/68†	677,120	676,204
Government National Mortgage Association, Series 2019-28
3.15%, 06/16/60	22,570	22,766
Government National Mortgage Association, Series 2020-123
2.50%, 08/20/50 IO	638,751	81,458
Government National Mortgage Association, Series 2020-127
2.50%, 08/20/50 IO	180,927	24,174
Government National Mortgage Association, Series 2020-129
2.50%, 09/20/50 IO	185,388	25,578
Government National Mortgage Association, Series 2020-160
2.50%, 10/20/50 IO	833,771	109,915
	Par	Value
Government National Mortgage Association, Series 2020-179
1.00%, 09/16/62† IO γ	$7,243,872	$ 602,491
Government National Mortgage Association, Series 2020-181
2.00%, 12/20/50 IO	1,457,851	148,692
Government National Mortgage Association, Series 2020-47
3.50%, 04/20/50 IO	424,837	57,887
Government National Mortgage Association, Series 2020-H09
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor, 11.00% Cap), 1.35%, 04/20/70†	147,435	151,670
(Floating, ICE LIBOR USD 1M + 1.15%, 1.15% Floor), 1.25%, 05/20/70†	413,845	432,818
Government National Mortgage Association, Series 2020-H13
(Floating, ICE LIBOR USD 1M + 0.45%, 0.45% Floor, 7.50% Cap), 0.55%, 07/20/70†	163,232	164,394
Government National Mortgage Association, Series 2021-29
2.50%, 02/20/51 IO	488,592	90,604
GPMT, Ltd., Series 2021-FL3, Class A
(Floating, ICE LIBOR USD 1M + 1.25%, 1.25% Floor), 1.35%, 07/16/35 144A †	1,830,615	1,832,137
GreenPoint Mortgage Funding Trust, Series 2006-OH1, Class A1
(Floating, ICE LIBOR USD 1M + 0.18%, 0.18% Floor), 0.28%, 01/25/37†	326,856	318,423
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class A
(Floating, ICE LIBOR USD 1M + 1.55%, 1.30% Floor), 1.66%, 09/15/31 144A †	1,467,300	1,338,730
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class A
(Floating, ICE LIBOR USD 1M + 0.89%, 0.89% Floor), 0.99%, 11/15/36 144A †	1,570,000	1,571,583
GS Mortgage Securities Corporation Trust, Series 2021-DM, Class AS
(Floating, ICE LIBOR USD 1M + 1.39%, 1.39% Floor), 1.49%, 11/15/36 144A †	1,370,000	1,371,385
GS Mortgage Securities Corporation Trust, Series 2021-RENT, Class B
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.20%, 11/21/35 144A †	670,000	667,135
GS Mortgage Securities Trust, Series 2013-GC16, Class B
5.16%, 11/10/46	130,000	135,261
GS Mortgage Securities Trust, Series 2015-GC30, Class AS
3.78%, 05/10/50	370,000	388,884

See Notes to Financial Statements.

	Par	Value
GSR Mortgage Loan Trust, Series 2005-AR6, Class 2A1
2.85%, 09/25/35† γ	$ 214,082	$ 219,134
Harben Finance PLC, Series 2017-1X, Class A
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.91%, 08/20/56(U) †	405,447	549,252
Hawksmoor Mortgages, Series 2019-1A, Class A
(Floating, SONIA Interest Rate + 1.05%), 1.10%, 05/25/53(U) 144A †	5,218,657	7,084,071
Impac CMB Trust, Series 2004-8, Class 1A
(Floating, ICE LIBOR USD 1M + 0.72%, 0.72% Floor, 11.00% Cap), 0.82%, 10/25/34†	13,551	13,328
IndyMac ARM Trust, Series 2001-H2, Class A1
1.66%, 01/25/32† γ	3,291	3,219
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2012-C6, Class D
5.12%, 05/15/45† γ	280,000	273,985
JP Morgan Mortgage Trust, Series 2005-A1, Class 6T1
2.58%, 02/25/35† γ	13,481	13,561
JP Morgan Mortgage Trust, Series 2018-3, Class A1
3.50%, 09/25/48 144A † γ	484,015	490,811
JP Morgan Mortgage Trust, Series 2018-4, Class A1
3.50%, 10/25/48 144A † γ	161,399	162,657
JP Morgan Mortgage Trust, Series 2021-14, Class A11
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 1.00%, 05/25/52 144A †	2,275,993	2,280,953
JP Morgan Mortgage Trust, Series 2021-6, Class A3
2.50%, 10/25/51 144A † γ	801,587	802,765
JP Morgan Mortgage Trust, Series 2021-LTV2, Class A1
2.52%, 05/25/52 144A	1,138,000	1,140,799
JP Morgan Mortgage Trust, Series 2022 - INV1
3.00%, 02/25/52	2,200,000	2,263,594
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class B
4.89%, 01/15/47† γ	50,000	52,557
JPMBB Commercial Mortgage Securities Trust, Series 2014-C25, Class ASB
3.41%, 11/15/47	487,110	502,751
JPMBB Commercial Mortgage Securities Trust, Series 2015-C32, Class ASB
3.36%, 11/15/48	551,734	572,077
JPMDB Commercial Mortgage Securities Trust, Series 2017-C5, Class B
4.01%, 03/15/50	630,000	654,910
	Par	Value
JPMDB Commercial Mortgage Securities Trust, Series 2017-C7, Class D
3.00%, 10/15/50 144A	$ 300,000	$ 278,626
KREST Commercial Mortgage Securities Trust, Series 2021-CHIP, Class A
2.56%, 11/05/44 144A	2,300,000	2,330,545
London Wall Mortgage Capital PLC, Series 2017-FL1, Class A
(Floating, ICE LIBOR GBP 3M + 0.85%), 0.95%, 11/15/49(U) †	202,057	273,699
Ludgate Funding PLC, Series 2007-1, Class A2A
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.24%, 01/01/61(U) †	600,249	780,302
Ludgate Funding PLC, Series 2008-W1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.60%), 0.68%, 01/01/61(U) †	473,661	631,647
LUXE Trust, Series 2021-TRIP, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.16%, 10/15/38 144A †	2,300,000	2,302,724
Manhattan West Mortgage Trust, Series 2020-OMW, Class A
2.13%, 09/10/39 144A	1,700,000	1,697,245
Mansard Mortgages PLC, Series 2007-1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.18%), 0.31%, 04/15/47(U) †	562,895	734,929
MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7
2.73%, 11/21/34† γ	108,604	109,964
MASTR Adjustable Rate Mortgages Trust, Series 2004-4, Class 4A1
2.62%, 05/25/34† γ	52,157	52,307
MF1 Multifamily Housing Mortgage Loan Trust, Series 2021-FL5, Class A
(Floating, U.S. 30-Day Average SOFR + 0.96%, 0.85% Floor), 1.01%, 07/15/36 144A †	2,005,577	2,006,858
Mill City Mortgage Loan Trust, Series 2019-GS2, Class M1
3.00%, 08/25/59 144A	870,000	896,910
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C9, Class AS
3.46%, 05/15/46	140,000	142,996
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2014-C19, Class B
4.00%, 12/15/47	370,000	389,140
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class AS
3.56%, 04/15/48	480,000	496,088
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C24, Class A4
3.73%, 05/15/48	850,000	907,155
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C25, Class A4
3.37%, 10/15/48	$1,400,000	$1,471,647
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C27, Class ASB
3.56%, 12/15/47	614,579	638,020
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2017-C34, Class D
2.70%, 11/15/52 144A	500,000	438,083
Morgan Stanley Capital I Trust, Series 2019-BPR, Class A
(Floating, ICE LIBOR USD 1M + 1.40%, 1.40% Floor), 1.51%, 05/15/36 144A †	1,050,000	1,038,497
Morgan Stanley Capital I Trust, Series 2020-CNP, Class A
2.43%, 04/05/42 144A † γ	1,600,000	1,612,414
Morgan Stanley Capital I, Series 2017-HR2, Class A4
3.59%, 12/15/50	550,000	597,478
MortgageIT Trust, Series 2005-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.56%, 0.56% Floor, 11.50% Cap), 0.66%, 10/25/35†	100,539	101,064
MSCG Trust, Series 2015-ALDR, Class A2
3.46%, 06/07/35 144A † γ	580,000	602,154
NYO Commercial Mortgage Trust, Series 2021-1290, Class A
(Floating, ICE LIBOR USD 1M + 1.10%, 1.10% Floor), 1.21%, 11/15/38 144A †	2,300,000	2,293,212
OBX Trust, Series 2018-1, Class A2
(Floating, ICE LIBOR USD 1M + 0.65%), 0.75%, 06/25/57 144A †	1,200,031	1,202,392
PFP, Ltd., Series 2021-8, Class A
(Floating, ICE LIBOR USD 1M + 1.00%, 1.00% Floor), 1.11%, 08/09/37 144A †	2,300,000	2,290,375
Ready Capital Mortgage Financing LLC, Series 2021-FL6, Class A
(Floating, ICE LIBOR USD 1M + 0.95%, 0.95% Floor), 1.04%, 07/25/36 144A †	2,300,000	2,282,850
Ready Capital Mortgage Financing LLC, Series 2021-FL7, Class A
(Floating, ICE LIBOR USD 1M + 1.20%, 1.20% Floor), 1.28%, 11/25/36 144A †	3,599,806	3,600,904
Resloc UK PLC, Series 2007-1X, Class A3A
(Floating, 0.16% - Euribor 3M), 0.00%, 12/15/43(E) †	792,075	873,224
	Par	Value
Resloc UK PLC, Series 2007-1X, Class A3B
(Floating, ICE LIBOR GBP 3M + 0.16%), 0.26%, 12/15/43(U) †	$ 198,019	$ 258,658
Ripon Mortgages PLC, Series 1A, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.91%, 08/20/56(U) 144A †	1,626,468	2,202,895
Ripon Mortgages PLC, Series 1X, Class A1
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.91%, 08/20/56(U) †	117,779	159,520
Ripon Mortgages PLC, Series 1X, Class A2
(Floating, ICE LIBOR GBP 3M + 0.80%), 0.91%, 08/20/56(U) †	2,120,017	2,871,360
Sequoia Mortgage Trust, Series 6, Class A
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.00% Cap), 0.74%, 04/19/27†	100,766	99,175
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 2.51%, 05/15/38 144A †	970,000	973,409
Shops at Crystals Trust, Series 2016-CSTL, Class A
3.13%, 07/05/36 144A	340,000	350,084
SLG Office Trust, Series 2021-OVA, Class A
2.59%, 07/15/41 144A	430,000	441,476
SREIT Trust, Series 2021-IND, Class A
(Floating, ICE LIBOR USD 1M + 0.70%, 0.70% Floor), 0.81%, 10/15/38 144A †	2,300,000	2,271,726
SREIT Trust, Series 2021-MFP2, Class A
(Floating, ICE LIBOR USD 1M + 0.82%, 0.82% Floor), 0.92%, 11/15/36 144A †	450,000	448,450
Stratton Mortgage Funding PLC, Series 2019-1, Class A
(Floating, SONIA Interest Rate + 1.20%), 1.25%, 05/25/51(U) †	1,274,412	1,730,135
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 2A1
(Floating, ICE LIBOR USD 1M + 0.30%, 0.30% Floor), 0.40%, 10/25/35†	126,003	126,766
Structured Asset Mortgage Investments II Trust, Series 2005-AR5, Class A1
(Floating, ICE LIBOR USD 1M + 0.50%, 0.50% Floor, 11.00% Cap), 0.60%, 07/19/35†	36,175	35,310

See Notes to Financial Statements.

	Par	Value
STWD Mortgage Trust, Series 2021-HTS, Class A
(Floating, ICE LIBOR USD 1M + 1.05%, 1.05% Floor), 1.16%, 04/15/34 144A †	$ 1,959,000	$ 1,965,244
Thornburg Mortgage Securities Trust, Series 2003-4, Class A1
(Floating, ICE LIBOR USD 1M + 0.64%, 0.64% Floor, 11.50% Cap), 0.74%, 09/25/43†	3,559	3,633
Thornburg Mortgage Securities Trust, Series 2005-1, Class A3
2.14%, 04/25/45† γ	20,770	21,193
Towd Point Mortgage Funding PLC, Series 2019-GR4A, Class A1
(Floating, ICE LIBOR GBP 3M + 1.03%), 1.24%, 10/20/51(U) 144A †	1,129,310	1,539,938
Towd Point Mortgage Funding PLC, Series 2020-A14X, Class A
(Floating, SONIA Interest Rate + 0.90%), 0.95%, 05/20/45(U) †	3,383,292	4,593,327
UBS-Barclays Commercial Mortgage Trust, Series 2012-C4, Class D
4.46%, 12/10/45 144A † γ	320,000	289,411
Uniform Mortgage Backed Securities
4.00%, 01/01/51 TBA	500,000	531,992
4.50%, 01/01/51 TBA	4,000,000	4,286,250
2.00%, 02/01/51 TBA	53,200,000	52,961,266
3.00%, 02/01/51 TBA	800,000	828,070
2.00%, 01/01/52 TBA	300,000	299,250
2.50%, 01/01/52 TBA	11,000,000	11,229,023
3.00%, 01/01/52 TBA	13,200,000	13,682,109
2.50%, 02/01/52 TBA	6,700,000	6,824,086
3.50%, 02/01/52 TBA	2,400,000	2,524,683
UWM Mortgage Trust, Series 2021-INV2, Class A9
(Floating, U.S. 30-Day Average SOFR + 1.00%, 5.00% Cap), 1.05%, 09/25/51 144A †	2,273,476	2,273,696
UWM Mortgage Trust, Series 2021-INV3, Class A3
2.50%, 11/25/51 144A † γ	3,166,974	3,167,668
UWM Mortgage Trust, Series 2021-INV3, Class A9
(Floating, U.S. 30-Day Average SOFR + 0.95%, 5.00% Cap), 1.00%, 11/25/51 144A †	2,276,263	2,272,474
UWM Mortgage Trust, Series 2021-INV4, Class A3
2.50%, 12/25/51 144A † γ	2,189,773	2,190,143
VASA Trust, Series 2021-VASA, Class A
(Floating, ICE LIBOR USD 1M + 0.90%, 0.90% Floor), 1.01%, 07/15/39 144A †	390,000	388,939
Verus Securitization Trust, Series 2021-8, Class A1
1.82%, 11/25/66 144A † γ	147,000	147,188
VLS Commercial Mortgage Trust, Series 2020-LAB, Class A
2.13%, 10/10/42 144A	1,610,000	1,595,364
	Par	Value
VLS Commercial Mortgage Trust, Series 2020-LAB, Class B
2.45%, 10/10/42 144A	$1,610,000	$1,598,169
VNDO Mortgage Trust, Series 2012-6AVE, Class A
3.00%, 11/15/30 144A	100,000	101,389
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR19, Class A7
2.61%, 02/25/33† γ	2,042	2,148
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2002-AR6, Class A
(Floating, Federal Reserve U.S. 12 1Y CMT + 1.40%, 1.40% Floor), 1.48%, 06/25/42†	3,838	3,836
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR1, Class A1B
(Floating, ICE LIBOR USD 1M + 0.78%, 0.78% Floor, 10.50% Cap), 0.88%, 01/25/45†	603,729	596,397
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2005-AR13, Class A1A1
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 0.68%, 10/25/45†	405,709	406,946
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 1A1
2.88%, 02/25/37† γ	125,652	119,369
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-HY1, Class 2A3
3.05%, 02/25/37† γ	83,359	84,676
Washington Mutual Mortgage Pass-Through Certificates Trust, Series 2007-OA3, Class 2A1A
(Floating, Federal Reserve U.S. 12 1Y CMT + 0.76%, 0.76% Floor), 0.84%, 04/25/47†	324,932	313,917
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 1A1A
(Floating, ICE LIBOR USD 1M + 0.54%, 0.54% Floor, 10.50% Cap), 0.64%, 07/25/45†	302,501	299,853
Washington Mutual Mortgage Pass-Through Certificates, Series 2005-AR8, Class 2A1A
(Floating, ICE LIBOR USD 1M + 0.58%, 0.58% Floor, 10.50% Cap), 0.68%, 07/25/45†	71,955	71,319
Waterfall Commercial Mortgage Trust, Series 2015-SBC5, Class A
4.10%, 09/14/22 144A	62,456	63,355
Wells Fargo Alternative Loan Trust, Series 2007-PA6, Class A1
2.69%, 12/28/37† γ	204,353	201,498
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.31%, 07/15/46† γ	20,000	19,881
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Wells Fargo Commercial Mortgage Trust, Series 2016-LC25, Class D
3.04%, 12/15/59 144A † γ	$ 532,000	$ 484,009
Wells Fargo Commercial Mortgage Trust, Series 2017-C42, Class D
2.80%, 12/15/50 144A	650,000	580,428
Wells Fargo Commercial Mortgage Trust, Series 2017-RC1, Class D
3.25%, 01/15/60 144A	150,000	139,066
Wells Fargo Commercial Mortgage Trust, Series 2019-C51, Class ASB
3.16%, 06/15/52	300,000	318,616
Wells Fargo Commercial Mortgage Trust, Series 2021-C59, Class A5
2.63%, 04/15/54	950,000	983,159
Wells Fargo Mortgage Backed Securities Trust, Series 2019-3, Class A1
3.50%, 07/25/49 144A † γ	54,053	54,511
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class XA
1.28%, 06/15/45 144A † IO γ	180,502	173
WFRBS Commercial Mortgage Trust, Series 2013-C13, Class XA
1.18%, 05/15/45 144A † IO γ	2,115,653	23,608
WFRBS Commercial Mortgage Trust, Series 2014-C19, Class XA
1.01%, 03/15/47† IO γ	831,158	13,337
WFRBS Commercial Mortgage Trust, Series 2014-C21, Class XA
1.02%, 08/15/47† IO γ	2,580,679	54,627
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class AS
3.93%, 11/15/47	290,000	302,188
WFRBS Commercial Mortgage Trust, Series 2014-C24, Class C
4.29%, 11/15/47	300,000	278,513
Worldwide Plaza Trust, Series 2017-WWP, Class A
3.53%, 11/10/36 144A	1,900,000	2,025,269
Total Mortgage-Backed Securities (Cost $575,993,370)		583,449,900
MUNICIPAL BONDS — 0.5%
American Municipal Power, Inc., Hydroelectric Projects, Revenue Bond, Series B
8.08%, 02/15/50	600,000	1,138,159
American Municipal Power, Inc., Revenue Bond, Series E
6.27%, 02/15/50	245,000	350,530
Bay Area Toll Authority, Revenue Bond, Series F-1
1.63%, 04/01/28	300,000	296,117
California Statewide Communities Development Authority, Revenue Bond
1.81%, 02/01/30	25,000	24,630
	Par	Value
1.88%, 02/01/31	$150,000	$ 147,205
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series A
6.90%, 12/01/40	700,000	986,760
Chicago Transit Authority Sales & Transfer Tax Receipts Revenue, Revenue Bond, Series B
6.90%, 12/01/40	300,000	422,897
City of Houston Texas Airport System Revenue, Revenue Bond, Subseries C
2.24%, 07/01/29	110,000	110,506
City of New Orleans Louisiana Sewerage Service Revenue, Revenue Bond (AGM Insured)
0.96%, 06/01/26	25,000	24,333
1.41%, 06/01/28	65,000	63,096
City of New Orleans Louisiana Water System Revenue, Revenue Bond (AGM Insured)
1.01%, 12/01/26	30,000	28,904
1.46%, 12/01/28	65,000	62,617
City of Tucson Arizona COPS, Series A (AGM Insured)
1.93%, 07/01/31	205,000	201,541
Commonwealth Financing Authority, Revenue Bond, Series C
2.76%, 06/01/30	50,000	52,236
Louisiana State Transportation Authority, Revenue Bond, Series A
2.00%, 02/15/30	50,000	48,967
Metropolitan Transportation Authority, Revenue Bond, Series A-2
5.99%, 11/15/30	115,000	143,217
Metropolitan Transportation Authority, Revenue Bond, Series C-2
5.18%, 11/15/49	825,000	1,134,935
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series A
1.65%, 11/01/28	225,000	220,880
2.07%, 11/01/30	670,000	664,852
Municipal Improvement Corporation of Los Angeles, Revenue Bond, Series C
1.83%, 11/01/29	70,000	68,749
Port Authority of New York & New Jersey, Revenue Bond, Series 192
4.81%, 10/15/65	300,000	412,383
Port of Oakland, Senior Lien Revenue Bond, Series R
1.95%, 05/01/28	90,000	90,261
2.10%, 05/01/30	25,000	24,900
2.20%, 05/01/31	135,000	134,232

See Notes to Financial Statements.

	Par	Value
San Francisco Municipal Transportation Agency, Revenue Bond, Series A
1.30%, 03/01/28	$ 155,000	$ 151,173
San Jose Financing Authority, Revenue Bond
1.81%, 06/01/29	100,000	99,018
1.86%, 06/01/30	55,000	53,941
State Board of Administration Finance Corporation, Revenue Bond, Series A
2.15%, 07/01/30	235,000	234,626
State of California, General Obligation
7.55%, 04/01/39	410,000	685,017
State of Illinois, General Obligation
5.10%, 06/01/33	405,000	468,437
6.63%, 02/01/35	495,000	605,121
7.35%, 07/01/35	465,000	585,674
State of Louisiana, Revenue Bond, I-49 North Project
1.06%, 09/01/26	15,000	14,698
State of Louisiana, Revenue Bond, I-49 South Project
1.54%, 09/01/28	70,000	68,509
University of California, Revenue Bond, Series BG
1.61%, 05/15/30	1,600,000	1,553,573
University of North Carolina at Charlotte (The), Revenue Bond
1.71%, 04/01/28	5,000	4,961
Total Municipal Bonds (Cost $10,189,951)		11,377,655

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 01/2022, Strike Price $130.50, Expires 01/07/22 (GSC)	37	$4,827,344	13,297
10-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $131.00, Expires 01/21/22 (GSC)	35	4,566,406	12,031
5-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $130.50, Expires 01/21/22 (GSC)	35	4,566,406	20,234
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 02/2022, Strike Price $159.50, Expires 01/21/22 (GSC)	19	$3,048,312	$ 36,516
Long U.S. Treasury Bond Future expiration date 02/2022, Strike Price $161.50, Expires 01/21/22 (GSC)	38	6,096,625	33,844
Long U.S. Treasury Bond Future expiration date 02/2022, Strike Price $162.00, Expires 01/21/22 (GSC)	13	2,085,688	9,344
			125,266
Put Options — 0.0%
10-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $130.00, Expires 01/21/22 (GSC)	44	5,740,625	17,188
10-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $130.50, Expires 01/21/22 (GSC)	37	4,827,344	22,547
10-Year U.S. Treasury Note Future expiration date 03/2022, Strike Price $129.50, Expires 02/18/22 (GSC)	31	4,044,531	16,953
5-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $120.75, Expires 01/21/22 (GSC)	66	7,984,456	17,531
Long U.S. Treasury Bond Future expiration date 02/2022, Strike Price $160.00, Expires 01/21/22 (GSC)	21	3,369,187	24,938
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Long U.S. Treasury Bond Future expiration date 02/2022, Strike Price $162.00, Expires 01/21/22 (GSC)	13	$2,085,688	$ 29,656
			128,813
Total Purchased Options (Premiums paid $273,728)			254,079

	Par
U.S. TREASURY OBLIGATIONS — 22.3%
U.S. Treasury Bills
0.05%, 03/10/22Ω ‡‡	$ 6,100,000	6,099,581
0.05%, 03/24/22Ω ‡‡	108,000	107,988
		6,207,569
U.S. Treasury Bonds
4.38%, 02/15/38	10,000	13,814
4.25%, 05/15/39	4,300,000	5,911,324
4.38%, 11/15/39	200,000	279,523
1.13%, 08/15/40	6,750,000	5,917,060
1.38%, 11/15/40	45,370,000	41,494,055
1.88%, 02/15/41	14,190,000	14,095,770
2.25%, 05/15/41	4,150,000	4,374,684
1.75%, 08/15/41	4,350,000	4,232,414
2.00%, 11/15/41	6,590,000	6,688,335
2.75%, 08/15/42	600,000	686,086
2.75%, 11/15/42	700,000	800,680
2.88%, 05/15/43	3,200,000	3,732,250
3.63%, 02/15/44‡‡	6,460,000	8,437,366
3.38%, 05/15/44‡‡	3,200,000	4,043,625
3.13%, 08/15/44	4,800,000	5,851,125
3.00%, 11/15/44	3,100,000	3,711,160
2.50%, 02/15/45	950,000	1,048,971
2.88%, 08/15/45	4,340,000	5,116,114
2.75%, 08/15/47	7,940,000	9,279,255
3.00%, 02/15/48	6,170,000	7,562,829
2.88%, 05/15/49	6,200,000	7,501,758
2.38%, 11/15/49‡‡	4,080,000	4,502,822
2.00%, 02/15/50‡‡	24,070,000	24,567,384
1.25%, 05/15/50	28,750,000	24,543,066
1.38%, 08/15/50	34,060,000	29,991,427
1.63%, 11/15/50‡‡	16,570,000	15,515,604
1.88%, 02/15/51	17,070,000	16,971,314
2.38%, 05/15/51	4,670,000	5,182,241
2.00%, 08/15/51	2,980,000	3,052,637
1.88%, 11/15/51	3,580,000	3,569,092
		268,673,785
U.S. Treasury Notes
1.88%, 03/31/22‡‡	1,900,000	1,908,121
1.88%, 09/30/22‡‡	3,000,000	3,034,682
2.00%, 10/31/22‡‡	2,700,000	2,736,499
0.13%, 03/31/23‡‡	1,000,000	995,547
	Par	Value
0.25%, 09/30/23	$ 160,000	$ 158,900
0.25%, 11/15/23	60,000	59,517
0.25%, 05/31/25	6,170,000	6,004,663
2.88%, 07/31/25	2,330,000	2,477,354
0.25%, 08/31/25	170,000	164,761
0.25%, 09/30/25	2,800,000	2,712,719
0.25%, 10/31/25	500,000	483,535
2.25%, 11/15/25	1,480,000	1,542,611
0.38%, 11/30/25	20,000	19,408
0.38%, 01/31/26	600,000	580,875
2.63%, 01/31/26	3,120,000	3,300,984
0.75%, 03/31/26	2,850,000	2,797,564
2.25%, 03/31/26	1,500,000	1,565,156
2.13%, 05/31/26	6,320,000	6,568,850
0.88%, 09/30/26	1,050,000	1,032,117
1.25%, 11/30/26	27,170,000	27,174,245
1.25%, 12/31/26	15,530,000	15,525,147
2.25%, 02/15/27	3,518,000	3,688,541
0.63%, 12/31/27	4,415,700	4,229,585
0.75%, 01/31/28	33,530,000	32,323,706
2.75%, 02/15/28‡‡	1,400,000	1,514,625
1.25%, 03/31/28‡‡	25,060,000	24,863,240
1.25%, 04/30/28	34,790,000	34,510,049
2.88%, 05/15/28‡‡	800,000	872,469
1.25%, 05/31/28	6,590,000	6,531,823
1.25%, 06/30/28	15,080,000	14,941,570
1.00%, 07/31/28	2,180,000	2,124,563
1.13%, 08/31/28	12,330,000	12,104,111
1.25%, 09/30/28	6,350,000	6,282,035
1.38%, 10/31/28	750,000	747,832
1.38%, 12/31/28	18,070,000	18,006,473
2.63%, 02/15/29	1,000,000	1,082,227
1.63%, 05/15/31	6,330,000	6,418,521
1.25%, 08/15/31	7,530,000	7,372,929
1.38%, 11/15/31	2,400,000	2,372,812
		260,830,366
U.S. Treasury Strips
2.22%, 02/15/40Ω ‡‡	2,790,000	1,940,627
2.18%, 08/15/41Ω ‡‡	1,080,000	720,054
		2,660,681
Total U.S. Treasury Obligations (Cost $544,049,200)		538,372,401

	Shares
MONEY MARKET FUNDS — 6.8%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	133,664,253	133,664,253
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø §	27,825,685	27,825,685

See Notes to Financial Statements.

	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	1,667,976	$ 1,667,976
Total Money Market Funds (Cost $163,157,914)		163,157,914

	Par
REPURCHASE AGREEMENTS — 6.9%
Deutsche Bank Securities, Inc.
0.04% (dated 12/31/21, due 01/03/22, repurchase price $83,418,533, collateralized by U.S. Treasury Bond, 1.13%, due 05/15/2040, total market value $85,451,279)	$83,400,000	83,400,000

0.04% (dated 12/31/21, due 01/04/22, repurchase price $83,518,556, collateralized by U.S. Treasury Bond, 1.13%, due 05/15/2040, total market value $83,492,668)	83,500,000	83,500,000
Total Repurchase Agreements (Cost $166,900,000)		166,900,000
TOTAL INVESTMENTS —109.1% (Cost $2,602,295,417)		2,627,762,030

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.0)%
Call Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $131.50, Expires 01/21/22 (GSC)	(64)	$ (8,350,000)	(12,000)
10-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $132.00, Expires 01/21/22 (GSC)	(137)	(17,874,219)	(14,985)
10-Year U.S. Treasury Note Future expiration date 03/2022, Strike Price $132.00, Expires 02/18/22 (GSC)	(35)	(4,566,406)	(10,938)
	Number of Contracts	Notional Amount	Value
5-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $121.50, Expires 01/21/22 (GSC)	(117)	$(14,154,262)	$ (17,367)
5-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $121.50, Expires 01/21/22 (GSC)	(150)	(18,146,490)	(35,156)
5-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $122.00, Expires 01/21/22 (GSC)	(49)	(5,927,854)	(2,297)
FNCL 2.00% expiration date 02/2022, Strike Price $22.20, Expires 02/07/22 (JPM)	1	(2,322,281)	(2,625)
FNCL 3.00% expiration date 03/2022, Strike Price $32.20, Expires 03/07/22 (JPM)	1	(2,075,078)	(4,600)
Long U.S. Treasury Bond Future expiration date 02/2022, Strike Price $164.50, Expires 01/21/22 (GSC)	(36)	(5,775,750)	(8,438)
			(108,406)
Call Swaptions — (0.0)%
Pay 0.02% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 12/13/2027 EUR, Strike Price $0.02, Expires 12/09/22 (CITI)	1	(2,410,000)	(20,017)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 0.02% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 12/13/2027 EUR, Strike Price $0.02, Expires 12/09/22 (CITI)	1	$ (2,360,000)	$(19,602)
Pay 0.87% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $0.87, Expires 11/02/22 (GSC)	1	(25,000,000)	(26,473)
Pay 0.87% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $0.87, Expires 11/02/22 (GSC)	1	(10,200,000)	(10,801)
Pay 0.87% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $0.87, Expires 11/02/22 (GSC)	1	(25,300,000)	(26,790)
Pay 0.87% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $0.87, Expires 11/02/22 (GSC)	1	(14,800,000)	(15,672)
Pay 1.25% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.25, Expires 12/13/22 (CITI)	1	(16,400,000)	(42,679)
	Number of Contracts	Notional Amount	Value
Pay 1.26% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.26, Expires 12/13/22 (CITI)	1	$(11,400,000)	$ (29,853)
Pay 1.29% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/14/2023 USD, Strike Price $1.29, Expires 12/12/22 (CITI)	1	(13,600,000)	(38,311)
Pay 1.29% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/14/2023 USD, Strike Price $1.29, Expires 12/12/22 (CITI)	1	(13,600,000)	(38,311)
			(268,509)
Put Options — (0.0)%
10-Year U.S. Treasury Note Future expiration date 03/2022, Strike Price $127.50, Expires 02/18/22 (GSC)	(62)	(8,089,063)	(9,688)
10-Year U.S. Treasury Note Future expiration date 03/2022, Strike Price $128.00, Expires 02/18/22 (GSC)	(88)	(11,481,250)	(19,250)
5-Year U.S. Treasury Note Future expiration date 02/2022, Strike Price $120.50, Expires 01/21/22 (GSC)	(66)	(7,984,456)	(11,859)
5-Year U.S. Treasury Note Future expiration date 03/2022, Strike Price $119.50, Expires 02/18/22 (GSC)	(132)	(15,968,911)	(18,562)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
FNCL 2.00% expiration date 02/2022, Strike Price $98.97, Expires 02/07/22 (JPM)	1	$ (2,276,281)	$ (8,752)
Long U.S. Treasury Bond Future expiration date 02/2022, Strike Price $157.00, Expires 01/21/22 (GSC)	(42)	(6,738,375)	(14,438)
			(82,549)
Put Swaptions — (0.0)%
Pay 3-Month LIBOR (Quarterly); Receive 1.25% (Semiannually); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.25, Expires 12/13/22 (CITI)	1	(16,400,000)	(51,181)
Pay 3-Month LIBOR (Quarterly); Receive 1.26% (Semiannually); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.26, Expires 12/13/22 (CITI)	1	(11,400,000)	(35,424)
Pay 3-Month LIBOR (Quarterly); Receive 1.27% (Semiannually); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $1.27, Expires 11/02/22 (GSC)	1	(25,000,000)	(62,378)
Pay 3-Month LIBOR (Quarterly); Receive 1.27% (Semiannually); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $1.27, Expires 11/02/22 (GSC)	1	(10,200,000)	(25,450)
	Number of Contracts	Notional Amount	Value
Pay 3-Month LIBOR (Quarterly); Receive 1.27% (Semiannually); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $1.27, Expires 11/02/22 (GSC)	1	$(25,300,000)	$(63,126)
Pay 3-Month LIBOR (Quarterly); Receive 1.27% (Semiannually); Interest Rate Swap Maturing 11/04/2023 USD, Strike Price $1.27, Expires 11/02/22 (GSC)	1	(14,800,000)	(36,927)
Pay 3-Month LIBOR (Quarterly); Receive 1.29% (Semiannually); Interest Rate Swap Maturing 12/14/2023 USD, Strike Price $1.29, Expires 12/12/22 (CITI)	1	(13,600,000)	(40,013)
Pay 3-Month LIBOR (Quarterly); Receive 1.29% (Semiannually); Interest Rate Swap Maturing 12/14/2023 USD, Strike Price $1.29, Expires 12/12/22 (CITI)	1	(13,600,000)	(40,013)
Pay 3-Month LIBOR (Quarterly); Receive 1.30% (Semiannually); Interest Rate Swap Maturing 5/04/2024 USD, Strike Price $1.30, Expires 04/29/22 (CITI)	1	(12,460,000)	(30,344)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive 0.02% (Annually); Interest Rate Swap Maturing 12/13/2027 EUR, Strike Price $0.02, Expires 12/09/22 (CITI)	1	$(2,410,000)	$ (42,432)
Pay 6-Month EURIBOR (Semiannually); Receive 0.02% (Annually); Interest Rate Swap Maturing 12/13/2027 EUR, Strike Price $0.02, Expires 12/09/22 (CITI)	1	(2,360,000)	(41,552)
			(468,840)
Total Written Options (Premiums received $ (1,096,829))			(928,304)

	Par	Value
TBA SALE COMMITMENTS — (2.7)%
Uniform Mortgage Backed Securities 4.00%, 01/01/51 TBA	$ (3,000,000)	$ (3,191,953)
Government National Mortgage Association 3.00%, 01/01/51 TBA	(1,000,000)	(1,031,016)
Government National Mortgage Association 4.00%, 01/01/51 TBA	(2,000,000)	(2,106,562)
Uniform Mortgage Backed Securities 3.50%, 03/01/52 TBA	(52,800,000)	(55,475,811)
JP Morgan Mortgage Trust 2.50%, 02/14/52 TBA	(2,200,000)	(2,264,969)
Total TBA Sale Commitments (Proceeds $(63,990,125))		(64,070,311)
Liabilities in Excess of Other Assets — (6.4)%		(153,796,105)
NET ASSETS — 100.0%		$2,408,967,310

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2022	(19)	$ (4,472,096)	$ 171,123
Euro-Bund	03/2022	(117)	(22,827,255)	294,140
Euro-OAT	03/2022	40	7,429,851	(129,909)
90-Day Eurodollar	03/2022	(147)	(36,623,213)	31,822
10-Year Commonwealth Treasury Bond	03/2022	91	9,213,859	3,512
10-Year Japanese Treasury Bond	03/2022	(9)	(11,860,471)	41,643
10-Year U.S. Treasury Note	03/2022	931	121,466,406	445,674
Long GILT	03/2022	(70)	(11,834,089)	(18,407)
U.S. Treasury Long Bond	03/2022	(535)	(85,834,063)	272,993
Ultra 10-Year U.S. Treasury Note	03/2022	(226)	(33,094,875)	(490,648)
Ultra Long U.S. Treasury Bond	03/2022	238	46,915,750	680,197
2-Year U.S. Treasury Note	04/2022	803	175,192,016	(141,297)
5-Year U.S. Treasury Note	04/2022	2,540	307,280,469	297,623
90-Day Eurodollar	12/2022	572	141,505,650	(406,175)
90-Day Eurodollar	06/2023	156	38,465,700	(238,352)
90-Day Eurodollar	09/2023	37	9,110,325	(54,800)
90-Day Eurodollar	12/2023	1,232	303,102,800	(1,243,825)
Total Futures Contracts outstanding at December 31, 2021			$953,136,764	$ (484,686)
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
02/02/22	Brazilian Reals	23,710,527	U.S. Dollars	4,124,502	MSCS	$98,430
01/21/22	U.S. Dollars	5,012,055	British Pounds	3,642,019	DEUT	82,653

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/07/22	Australian Dollars	12,761,525	U.S. Dollars	9,212,481	MSCS	$ 72,379
01/18/22	Indonesian Rupiahs	56,877,253,622	U.S. Dollars	3,939,632	CITI	55,085
01/04/22	Brazilian Reals	23,710,527	U.S. Dollars	4,209,667	MSCS	43,023
04/01/22	U.S. Dollars	2,421,054	Danish Kroner	15,525,000	GSC	39,576
01/07/22	Australian Dollars	2,958,000	U.S. Dollars	2,117,584	JPM	34,558
03/16/22	Australian Dollars	970,775	U.S. Dollars	682,377	UBS	24,048
02/02/22	U.S. Dollars	27,715,618	British Pounds	20,464,000	BNP	19,103
03/16/22	Norwegian Kroner	6,735,214	U.S. Dollars	744,673	DEUT	19,056
01/18/22	Brazilian Reals	15,244,857	U.S. Dollars	2,706,059	CITI	18,928
01/18/22	U.S. Dollars	1,066,575	Euro	919,896	CITI	18,882
01/07/22	British Pounds	815,000	U.S. Dollars	1,085,160	MSCS	17,965
01/18/22	Canadian Dollars	4,630,025	U.S. Dollars	3,649,048	CITI	11,126
03/16/22	Swiss Francs	719,356	U.S. Dollars	782,664	CITI	8,345
01/31/22	U.S. Dollars	414,203	Canadian Dollars	515,436	MSCS	6,741
03/16/22	Euro	690,000	U.S. Dollars	782,928	DEUT	3,857
02/17/22	U.S. Dollars	384,714	Japanese Yen	43,900,000	GSC	2,934
01/18/22	U.S. Dollars	257,138	British Pounds	188,429	GSC	2,101
01/18/22	U.S. Dollars	62,110	Canadian Dollars	77,000	CITI	1,240
Subtotal Appreciation						$ 580,030
01/21/22	U.S. Dollars	253,286	British Pounds	187,559	MSCS	$ (571)
01/18/22	U.S. Dollars	1,044,695	Peruvian Nuevo Soles	4,177,734	BNP	(1,099)
01/18/22	U.S. Dollars	80,690	Mexican Pesos	1,688,846	GSC	(1,535)
03/16/22	Japanese Yen	12,235,149	U.S. Dollars	108,249	MSCS	(1,816)
01/18/22	U.S. Dollars	395,770	Euro	350,000	CITI	(2,854)
03/16/22	Japanese Yen	44,503,836	U.S. Dollars	390,000	UBS	(2,862)
01/18/22	Australian Dollars	2,211,180	U.S. Dollars	1,612,554	CITI	(3,716)
03/16/22	U.S. Dollars	361,903	British Pounds	271,000	UBS	(4,787)
03/16/22	U.S. Dollars	2,539,633	Euro	2,231,450	UBS	(4,817)
02/10/22	U.S. Dollars	551,421	Euro	488,558	UBS	(5,263)
02/17/22	Norwegian Kroner	21,815,000	U.S. Dollars	2,484,983	DEUT	(10,011)
02/10/22	U.S. Dollars	1,141,839	Peruvian Nuevo Soles	4,609,488	GSC	(10,738)
01/18/22	U.S. Dollars	453,293	Chinese Offshore Yuan	2,958,374	GSC	(11,451)
01/07/22	U.S. Dollars	1,857,036	Canadian Dollars	2,366,000	GSC	(13,380)
02/10/22	U.S. Dollars	1,705,628	Euro	1,509,119	DEUT	(13,926)
02/02/22	U.S. Dollars	13,273,019	Euro	11,665,000	BAR	(16,579)
01/07/22	U.S. Dollars	1,025,432	British Pounds	773,000	DEUT	(20,844)
03/16/22	U.S. Dollars	1,554,543	New Zealand Dollars	2,303,000	UBS	(20,862)
01/18/22	Canadian Dollars	3,995,065	U.S. Dollars	3,180,658	CITI	(22,438)
03/02/22	Chilean Pesos	1,891,114,500	U.S. Dollars	2,227,506	BNP	(28,268)
01/24/22	U.S. Dollars	2,172,000	Chilean Pesos	1,885,404,600	BNP	(33,437)
02/17/22	Japanese Yen	444,800,000	U.S. Dollars	3,919,875	GSC	(51,633)
02/17/22	Norwegian Kroner	37,365,000	U.S. Dollars	4,291,160	GSC	(51,998)
09/07/22	U.S. Dollars	1,786,732	Israeli Shekels	5,700,570	JPM	(57,170)
10/07/22	U.S. Dollars	2,302,621	Israeli Shekels	7,300,000	HSBC	(61,026)
01/18/22	U.S. Dollars	1,702,055	Peruvian Nuevo Soles	7,052,466	HSBC	(63,357)
10/07/22	U.S. Dollars	2,664,135	Israeli Shekels	8,499,500	DEUT	(87,894)
01/07/22	U.S. Dollars	2,637,926	Australian Dollars	3,753,000	DEUT	(92,632)
01/04/22	U.S. Dollars	4,152,457	Brazilian Reals	23,710,527	MSCS	(100,233)
01/18/22	Japanese Yen	917,179,528	U.S. Dollars	8,079,980	CITI	(105,421)
02/17/22	Japanese Yen	805,900,000	U.S. Dollars	7,125,611	BAR	(117,031)
01/18/22	Russian Rubles	572,480,971	U.S. Dollars	7,729,376	GSC	(117,056)
04/06/22	U.S. Dollars	2,131,981	Israeli Shekels	6,999,294	GSC	(121,811)
01/31/22	U.S. Dollars	2,219,614	Israeli Shekels	7,282,000	HSBC	(122,957)
01/04/22	U.S. Dollars	13,149,533	Euro	11,665,000	BAR	(132,169)
01/07/22	U.S. Dollars	8,413,694	Australian Dollars	11,923,000	BAR	(261,083)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/05/22	U.S. Dollars	27,097,141	British Pounds	20,464,000	BNP	$ (601,571)
Subtotal Depreciation						$(2,376,296)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$(1,796,266)
Swap Agreements outstanding at December 31, 2021:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Credit Default Swaps on Sovereign Issuers—Buy Protection
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	JPM	USD	630,000	$(2,976)	$(6,835)	$3,859
Peoples Republic of China, 7.50% due 10/28/27 (Pay Quarterly)	(1.00)%	6/20/2022	CITI	USD	70,000	(331)	(1,226)	895
						$(3,307)	$(8,061)	$4,754

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection
Citigroup, Inc., 2.88% due 7/24/23 (Receive Quarterly)	0.29%	1.00%	12/20/2022	USD	2,200,000	$ 15,992	$ 15,971	$ 21
The Boeing Co., 2.60% due 10/30/25 (Receive Quarterly)	0.59%	1.00%	6/20/2023	USD	2,200,000	13,931	5,839	8,092
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.30%	1.00%	12/20/2023	USD	600,000	8,512	(25,420)	33,932
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.36%	1.00%	6/20/2024	USD	1,000,000	16,143	(20,253)	36,396
Republic of Indonesia, 5.88% due 3/13/20 (Receive Quarterly)	0.35%	1.00%	6/20/2024	USD	3,470,000	56,780	13,562	43,218
Rolls-Royce Holdings PLC, 2.13% due 6/18/21 (Receive Quarterly)	1.37%	1.00%	6/20/2025	EUR	1,700,000	(23,705)	(263,901)	240,196
Devon Energy Corporation, 7.95% due 4/15/32 (Receive Quarterly)	0.93%	1.00%	6/20/2026	USD	2,800,000	9,728	(26,054)	35,782
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.61%	1.00%	6/20/2026	USD	2,100,000	36,138	11,126	25,012
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.61%	1.00%	6/20/2026	USD	1,100,000	18,930	17,602	1,328
The Boeing Co., 2.60% due 10/30/25 (Receive Quarterly)	0.97%	1.00%	6/20/2026	USD	2,400,000	3,479	(17,161)	20,640
General Electric Co., 2.70% due 10/9/22 (Receive Quarterly)	0.67%	1.00%	12/20/2026	USD	2,600,000	41,650	29,130	12,520
Subtotal Appreciation						$197,578	$(259,559)	$457,137
Prudential Financial, Inc., 3.50% due 5/15/24 (Receive Quarterly)	0.27%	1.00%	6/20/2024	USD	1,075,000	$ 19,752	$ 19,844	$ (92)
The Boeing Co., 8.75% due 8/15/21 (Receive Quarterly)	0.73%	1.00%	6/20/2024	USD	475,000	3,291	11,966	(8,675)
Republic of Peru, 8.75% due 11/21/33 (Receive Quarterly)	0.38%	1.00%	12/20/2024	USD	290,000	5,461	6,739	(1,278)

See Notes to Financial Statements.

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
General Motors Co., 4.88% due 10/2/23 (Pay Quarterly)	0.97%	5.00%	12/20/2026	USD	2,200,000	$426,467	$443,519	$ (17,052)
Russian Federation, 7.50% due 3/31/30 (Receive Quarterly)	1.25%	1.00%	12/20/2026	USD	220,000	(2,513)	1,521	(4,034)
Stellantis NV, 5.25% due 4/15/23 (Receive Quarterly)	1.07%	5.00%	12/20/2026	EUR	1,700,000	377,788	391,652	(13,864)
Verizon Communications, Inc, 4.13% due 3/16/27 (Receive Quarterly)	0.58%	1.00%	12/20/2026	USD	2,100,000	43,071	51,189	(8,118)
British Telecommunications, 5.75% due 12/7/28 (Receive Quarterly)	1.50%	1.00%	6/20/2028	EUR	2,000,000	(71,151)	(11,393)	(59,758)
British Telecommunications, 5.75% due 12/7/28 (Receive Quarterly)	1.59%	1.00%	12/20/2028	EUR	2,000,000	(88,834)	(23,988)	(64,846)
Subtotal Depreciation						$713,332	$891,049	$(177,717)
Net Centrally Cleared Credit Default Swaps on Corporate and Sovereign Issuers—Sell Protection outstanding at December 31, 2021						$910,910	$631,490	$ 279,420

Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
CDX.NA.HY.37 (Pay Quarterly)	(5.00)%	12/20/2026	USD	1,020,000	$(95,505)	$(97,955)	$2,450
					$(95,505)	$(97,955)	$2,450

Reference Obligation	Implied Credit Spread	Fixed Deal Receive Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection
Markit CDX.NA.IG.34 Index (Receive Quarterly)	0.45%	1.00%	6/20/2025	USD	22,475,000	$ 434,373	$ 232,086	$202,287
Markit CDX.NA.IG.36 Index (Receive Quarterly)	0.44%	1.00%	6/20/2026	USD	18,000,000	445,695	442,845	2,850
Markit CDX.NA.IG.37 Index (Receive Quarterly)	0.49%	1.00%	12/20/2026	USD	77,559,000	1,920,928	1,869,531	51,397
Subtotal Appreciation						$2,800,996	$2,544,462	$256,534
iTraxx Europe & Crossover Series 36 (Receive Quarterly)	2.42%	5.00%	12/20/2026	EUR	11,300,000	$1,546,563	$1,573,888	$ (27,325)
Subtotal Depreciation						$1,546,563	$1,573,888	$ (27,325)
Net Centrally Cleared Credit Default Swaps on Credit Indexes—Sell Protection outstanding at December 31, 2021						$4,347,559	$4,118,350	$229,209

See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.02% (Upon termination)	1/4/2027	CITI	BRL	15,744,748	$(254,382)	$9,244	$(263,626)
						$(254,382)	$9,244	$(263,626)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
2.85% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/3/2022	BRL	12,735,575	$ 36,049	$ (83)	$ 36,132
2.86% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/3/2022	BRL	22,364,364	63,280	(495)	63,775
Bank of Japan Unsecured Overnight Call Rate (Semiannually)	0.00% (Semiannually)	3/15/2022	JPY	360,000,000	493	(188)	681
Bank of Japan Unsecured Overnight Call Rate (Semiannually)	0.00% (Semiannually)	3/17/2022	JPY	111,000,000	153	(56)	209
Bank of Japan Unsecured Overnight Call Rate (Semiannually)	0.00% (Semiannually)	3/19/2022	JPY	106,000,000	148	(50)	198
Bank of Japan Unsecured Overnight Call Rate (Semiannually)	0.00% (Semiannually)	3/20/2022	JPY	489,200,000	683	(231)	914
Bank of Japan Unsecured Overnight Call Rate (Semiannually)	0.00% (Semiannually)	4/7/2022	JPY	48,000,000	70	(16)	86
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.40% (Upon termination)	1/2/2023	BRL	3,804,163	8,440	(270)	8,710
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	10,262,470	89,681	—	89,681
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	9/15/2023	CNY	40,686,015	33,338	26,478	6,860
3.97% (Upon termination)	U.S. CPI Urban Consumers (Upon termination)	11/18/2023	USD	7,830,000	(38,577)	(43,299)	4,722
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.30% (Upon termination)	1/2/2024	BRL	6,716,621	37,918	4,446	33,472
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	9.20% (Upon termination)	1/2/2024	BRL	6,468,748	(27,962)	(28,018)	56
7.20% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/13/2024	MXN	90,910,000	28,562	1,286	27,276
1.50% (Quarterly)	3-Month KWCDC (Quarterly)	3/16/2024	KRW	2,647,119,417	14,781	7,206	7,575
1-Day SOFR (Annually)	0.25% (Annually)	3/16/2024	USD	5,470,000	67,019	52,743	14,276
3.15% (Annually)	6-Month WIBOR (Semiannually)	3/16/2024	PLN	4,849,069	21,052	881	20,171
3-Month STIBOR (Quarterly)	0.50% (Annually)	3/16/2024	SEK	78,110,000	21,404	18,730	2,674
1-Month LIBOR + 0.09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	41,780,000	11,355	—	11,355
6.32% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2025	BRL	5,365,429	96,351	—	96,351
7-Day CFETS Repo Rate (Quarterly)	2.75% (Quarterly)	9/15/2026	CNY	11,648,207	31,905	11,937	19,968
2.95% (Upon termination)	U.S. CPI Urban Consumers (Upon termination)	10/20/2026	USD	7,090,000	75,841	(3,705)	79,546
(0.18)% (Annually)	1-Day ESTR (Annually)	12/9/2026	EUR	24,160,000	106,369	(2,127)	108,496
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	12/15/2026	CNY	4,040,000	3,995	(4,074)	8,069
7.40% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/10/2027	MXN	25,340,000	4,970	(6,096)	11,066
(0.25)% (Annually)	6-Month EURIBOR (Semiannually)	3/16/2027	EUR	1,920,000	33,093	17,199	15,894
1.00% (Annually)	1-Day SOFR (Annually)	3/16/2027	USD	12,620,000	105,585	85,417	20,168
1-Day SONIA (Annually)	0.50% (Annually)	3/16/2027	GBP	3,240,000	121,418	83,253	38,165

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3.25% (Annually)	6-Month WIBOR (Semiannually)	3/16/2027	PLN	5,175,000	$ 31,222	$ 17,001	$ 14,221
0.71% (Annually)	1-Day SOFR (Annually)	5/15/2027	USD	22,990,000	418,968	24,706	394,262
0.02% (Annually)	6-Month EURIBOR (Semiannually)	12/13/2027	EUR	1,060,000	9,867	6,257	3,610
1.68% (Semiannually)	3-Month CDOR (Semiannually)	8/22/2028	CAD	11,720,000	134,944	(12,022)	146,966
3-Month New Zealand BBR FRA (Quarterly)	3.00% (Semiannually)	9/16/2031	NZD	2,830,000	20,923	17,904	3,019
1-Day SOFR (Annually)	1.53% (Annually)	9/22/2031	USD	9,100,000	5,019	1,015	4,004
3-Month CDOR (Semiannually)	2.50% (Semiannually)	10/14/2031	CAD	4,390,000	59,765	20,356	39,409
7.40% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/3/2032	MXN	7,720,000	4,984	(1,059)	6,043
0.00% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/16/2032	JPY	248,890,000	17,681	9,733	7,948
0.25% (Annually)	Swiss Average Overnight Rate (Annually)	3/16/2032	CHF	2,840,000	41,584	41,190	394
0.75% (Annually)	1-Day SONIA (Annually)	3/16/2032	GBP	6,200,000	168,996	(47,814)	216,810
1-Day SONIA (Annually)	0.75% (Annually)	3/16/2032	GBP	6,990,000	190,529	(2,999)	193,528
2.75% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	3/16/2032	NZD	3,190,000	(13,353)	(24,799)	11,446
3.10% (Annually)	6-Month WIBOR (Semiannually)	3/16/2032	PLN	3,200,000	31,285	(1,558)	32,843
3-Month JIBAR (Quarterly)	7.60% (Quarterly)	3/16/2032	ZAR	8,700,000	1,644	400	1,244
1.00% (Annually)	1-Day SONIA (Annually)	3/17/2032	GBP	3,170,000	(30,086)	(58,740)	28,654
1.50% (Annually)	1-Day SOFR (Annually)	3/17/2032	USD	5,390,000	9,221	3,934	5,287
2.00% (Semiannually)	3-Month CDOR (Semiannually)	3/17/2032	CAD	2,230,000	12,099	9,789	2,310
6-Month ASX BBSW (Semiannually)	2.00% (Semiannually)	3/17/2032	AUD	1,220,000	(13,909)	(15,487)	1,578
1.63% (Annually)	1-Day SOFR (Annually)	9/22/2036	USD	10,960,000	23,411	3,371	20,040
0.75% (Annually)	6-Month EURIBOR (Semiannually)	11/26/2041	EUR	7,680,000	47,190	(152,109)	199,299
0.50% (Annually)	6-Month EURIBOR (Semiannually)	3/16/2042	EUR	130,000	1,623	(4,820)	6,443
0.56% (Annually)	1-Day SOFR (Annually)	7/20/2045	USD	5,310,000	976,958	70,079	906,879
0.74% (Annually)	1-Day SOFR (Annually)	8/19/2045	USD	3,610,000	533,614	—	533,614
1.00% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	2,807,000	436,561	24,617	411,944
1.20% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	1,621,000	182,558	8,929	173,629
1.23% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	905,000	97,113	1,039	96,074
1.52% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	3,222,000	(41,012)	(44,743)	3,731
1.60% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	1,769,000	47,682	9,710	37,972
1.63% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	4,153,000	93,523	23,910	69,613
1.67% (Semiannually)	3-Month LIBOR (Quarterly)	7/9/2051	USD	2,945,000	23,468	(13,125)	36,593
2.25% (Semiannually)	3-Month CDOR (Semiannually)	12/15/2051	CAD	2,230,000	65,852	21,657	44,195
0.75% (Annually)	1-Day SONIA (Annually)	3/16/2052	GBP	8,200,000	248,911	(143,996)	392,907
1-Day SOFR (Annually)	1.75% (Annually)	3/16/2052	USD	1,260,000	(87,581)	(108,128)	20,547
Subtotal Appreciation					$4,698,668	$ (94,934)	$4,793,602
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.36% (Upon termination)	1/3/2022	BRL	286,224,050	$ (377,738)	$ 102,156	$ (479,894)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.35% (Upon termination)	1/3/2022	BRL	94,028,297	(195,954)	287	(196,241)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.70% (Upon termination)	1/3/2022	BRL	88,138,258	(158,444)	(17,065)	(141,379)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	3.98% (Upon termination)	1/3/2022	BRL	31,092,652	(46,489)	—	(46,489)
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	3/15/2022	JPY	360,000,000	(1,292)	(572)	(720)
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	3/17/2022	JPY	111,000,000	(317)	(137)	(180)
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	3/19/2022	JPY	106,000,000	(295)	(118)	(177)
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	3/20/2022	JPY	489,200,000	(1,350)	(547)	(803)
0.00% (Semiannually)	6-Month LIBOR (Semiannually)	4/7/2022	JPY	48,000,000	(109)	(29)	(80)
3-Month LIBOR (Quarterly)	0.19% (Semiannually)	6/15/2022	USD	21,256,000	(9,302)	(96)	(9,206)
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
3-Month New Zealand BBR FRA (Quarterly)	1.25% (Semiannually)	12/15/2022	NZD	9,510,000	$ (24,228)	$ (10,537)	$ (13,691)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.20% (Upon termination)	1/2/2023	BRL	11,043,254	(76,691)	1,084	(77,775)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.57% (Upon termination)	1/2/2023	BRL	4,354,944	(4,847)	—	(4,847)
0.19% (Quarterly)	3-Month ASX BBSW (Quarterly)	2/22/2023	AUD	86,990,000	(204,652)	—	(204,652)
11.81% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	651,161	(2,380)	—	(2,380)
11.91% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	671,833	(2,532)	—	(2,532)
12.19% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	902,976	(4,372)	—	(4,372)
3-Month JIBAR (Quarterly)	5.65% (Quarterly)	3/16/2024	ZAR	950,000	(6)	143	(149)
Bank of Japan Unsecured Overnight Call Rate (Annually)	0.00% (Annually)	3/17/2024	JPY	750,000,000	6,345	11,605	(5,260)
1-Day ESTR (Annually)	(0.30)% (Annually)	12/9/2024	EUR	10,990,000	(26,296)	5,985	(32,281)
1.56% (Semiannually)	3-Month CDOR (Semiannually)	8/22/2025	CAD	14,710,000	(122,362)	6,882	(129,244)
U.S. CPI Urban Consumers (Upon termination)	3.37% (Upon termination)	11/18/2026	USD	7,830,000	95,243	122,847	(27,604)
1.52% (Annually)	1-Day SOFR (Annually)	11/20/2026	USD	8,910,000	(38,483)	(21,341)	(17,142)
1.75% (Semiannually)	3-Month CDOR (Semiannually)	3/16/2027	CAD	7,980,000	35,591	55,988	(20,397)
2.00% (Annually)	6-Month NIBOR (Semiannually)	3/16/2027	NOK	34,420,000	(17,554)	(13,145)	(4,409)
3-Month STIBOR (Quarterly)	0.75% (Annually)	3/16/2027	SEK	15,520,000	388	10,702	(10,314)
6-Month ASX BBSW (Semiannually)	1.25% (Semiannually)	3/16/2027	AUD	27,580,000	(484,568)	(473,285)	(11,283)
1.35% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2028	USD	22,903,000	(3,440)	18,658	(22,098)
1.13% (Annually)	1-Day SOFR (Annually)	8/15/2028	USD	13,722,000	55,978	99,593	(43,615)
1.22% (Annually)	1-Day SOFR (Annually)	8/15/2028	USD	5,885,000	(10,186)	(380)	(9,806)
1.20% (Annually)	1-Day SOFR (Annually)	11/1/2028	USD	4,580,000	(7,957)	(267)	(7,690)
28-Day Mexico Interbank TIIE (Lunar)	7.45% (Lunar)	7/18/2029	MXN	165,770,000	667	68,837	(68,170)
2.13% (Annually)	6-Month NIBOR (Semiannually)	5/11/2031	NOK	32,920,000	(29,972)	(28,398)	(1,574)
3-Month KWCDC (Quarterly)	1.75% (Quarterly)	9/15/2031	KRW	755,700,000	5,852	20,560	(14,708)
1.73% (Annually)	1-Day SOFR (Annually)	10/20/2031	USD	7,100,000	(69,381)	27,966	(97,347)
U.S. CPI Urban Consumers (Upon termination)	2.77% (Upon termination)	10/20/2031	USD	7,090,000	(66,881)	6,104	(72,985)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	11/26/2031	EUR	15,050,000	(64,195)	109,770	(173,965)
1-Day ESTR (Annually)	0.14% (Annually)	12/9/2031	EUR	4,330,000	(52,320)	3,138	(55,458)
0.25% (Annually)	6-Month EURIBOR (Semiannually)	3/16/2032	EUR	3,070,000	(27,095)	24,553	(51,648)
1-Day SOFR (Annually)	1.50% (Annually)	3/16/2032	USD	3,160,000	45,826	61,684	(15,858)
3-Month CDOR (Semiannually)	2.00% (Semiannually)	3/16/2032	CAD	5,390,000	2,068	7,992	(5,924)
3-Month STIBOR (Quarterly)	1.00% (Annually)	3/16/2032	SEK	43,590,000	4,151	76,770	(72,619)
6-Month ASX BBSW (Semiannually)	2.00% (Semiannually)	3/16/2032	AUD	4,960,000	(12,769)	3,607	(16,376)
6-Month NIBOR (Semiannually)	2.00% (Annually)	3/16/2032	NOK	9,150,000	8,216	27,273	(19,057)
3-Month STIBOR (Quarterly)	1.00% (Annually)	3/17/2032	SEK	11,010,000	(14,322)	(8,768)	(5,554)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/17/2032	EUR	8,890,000	(54,016)	12,732	(66,748)
3-Month CDOR (Semiannually)	2.10% (Semiannually)	12/18/2033	CAD	3,260,000	(10,553)	16,282	(26,835)
0.75% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/20/2038	JPY	489,200,000	(361,589)	39,965	(401,554)
1.73% (Annually)	1-Day SOFR (Annually)	2/15/2047	USD	2,706,000	(167,702)	—	(167,702)
2.00% (Semiannually)	3-Month LIBOR (Quarterly)	2/15/2047	USD	1,226,000	(71,974)	17,824	(89,798)
0.54% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/15/2051	JPY	138,000,000	(15,021)	(4,284)	(10,737)
0.56% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/15/2051	JPY	222,000,000	(34,245)	(2,942)	(31,303)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
0.35% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/17/2051	JPY	111,000,000	$ 39,053	$ 58,150	$ (19,097)
0.57% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	3/19/2051	JPY	106,000,000	(19,951)	(1,022)	(18,929)
0.57% (Semiannually)	Bank of Japan Unsecured Overnight Call Rate (Semiannually)	4/7/2051	JPY	48,000,000	(9,055)	(364)	(8,691)
2.00% (Semiannually)	3-Month LIBOR (Quarterly)	6/3/2051	USD	1,164,000	(74,837)	10,952	(85,789)
0.75% (Annually)	1-Day SONIA (Annually)	9/21/2052	GBP	2,000,000	59,047	130,340	(71,293)
Subtotal Depreciation					$(2,619,297)	$577,132	$(3,196,429)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2021					$ 2,079,371	$482,198	$ 1,597,173
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 30,850,541	$ —	$ 30,850,541	$ —
Asset-Backed Securities	115,036,785	—	115,036,785	—
Certificates Of Deposit	6,000,382	—	6,000,382	—
Commercial Paper	16,698,190	—	16,698,190	—
Corporate Bonds	684,139,561	—	683,758,183	381,378
Foreign Bonds
Denmark	5,578,448	—	4,678,337	900,111
Other	296,010,872	—	296,010,872	—
Total Foreign Bonds	301,589,320	—	300,689,209	900,111
Loan Agreements	9,935,302	—	9,935,302	—
Money Market Funds	163,157,914	163,157,914	—	—
Mortgage-Backed Securities	583,449,900	—	583,449,900	—
Municipal Bonds	11,377,655	—	11,377,655	—
Purchased Options:
Call Options	125,266	125,266	—	—
Put Options	128,813	128,813	—	—
Total Purchased Options	254,079	254,079	—	—
Repurchase Agreements	166,900,000	—	166,900,000	—
U.S. Treasury Obligations	538,372,401	—	538,372,401	—
Total Assets - Investments in Securities	$2,627,762,030	$163,411,993	$2,463,068,548	$1,281,489
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 580,030	$ —	$ 580,030	$ —
Futures Contracts	2,238,727	2,238,727	—	—
Swap Agreements	5,514,477	—	5,514,477	—
Total Assets - Other Financial Instruments	$ 8,333,234	$ 2,238,727	$ 6,094,507	$ —
See Notes to Financial Statements.

MEDIUM-DURATION BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
TBA Sale Commitments	$(64,070,311)	$ —	$(64,070,311)	$ —
Written Options:
Call Options	(108,406)	(101,181)	(7,225)	—
Call Swaptions	(268,509)	—	(268,509)	—
Put Options	(82,549)	(73,797)	(8,752)	—
Put Swaptions	(468,840)	—	(468,840)	—
Total Written Options	(928,304)	(174,978)	(753,326)	—
Total Liabilities - Investments in Securities	$(64,998,615)	$ (174,978)	$(64,823,637)	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (2,376,296)	$ —	$ (2,376,296)	$ —
Futures Contracts	(2,723,413)	(2,723,413)	—	—
Swap Agreements	(3,665,097)	—	(3,665,097)	—
Total Liabilities - Other Financial Instruments	$ (8,764,806)	$(2,723,413)	$ (6,041,393)	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio composed of global fixed income securities with a dollar-weighted effective duration (a calculation that measures the sensitivity of a bond or bond fund to changes in interest rates taking into account embedded options and floating interest rates) normally between three to 10 years. The Fund maintained its global focus, seeking investment opportunities across a wide array of economies, credits, yield curves and currencies. For the one-year period ended December 31, 2021, the Investor Class of the Fund outperformed its composite benchmark, 70% Bloomberg Global Aggregate Bond Index, 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus and 15% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index (-2.53% versus -3.22%).
Outperformance within the Fund was driven by several factors. An underweight to broad duration relative to the benchmark was additive as rates rose across the globe in response to inflation expectations. An overweight to lower quality sectors was additive as well.
Government bond futures, interest rate futures and options were used for the common purpose of implementing yield curve positioning strategies and managing duration within the Fund and added to relative performance. Currency options and forward contracts were used to adjust exposure to various currency markets and/or to hedge against foreign currency fluctuations. In aggregate, currency derivatives were a detractor from performance.
Credit default swaps, purchased to tactically adjust credit exposure, detracted from the Fund’s relative performance during the year.
During the year, the Fund remained focused on its objective of seeking to maximize total return through capital gains and current income while preserving principal value.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, seek higher returns than those offered by a shorter maturity fixed income fund, can accept short-term fluctuations in account value and want to diversify their portfolio with a globally diversified fixed income investment option. This Fund may invest, to a large extent, in below-investment grade securities (i.e., high yield securities and junk bonds). These securities involve greater risks of default, are more volatile than fixed income securities rated investment grade and are inherently speculative. Obligations of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability.
This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. To the extent that the investment adviser or sub-advisers misjudge current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

Global Bond Fund (Unaudited)
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Foreign Bonds	39.7
U.S. Treasury Obligations	23.2
Corporate Bonds	19.9
Money Market Funds	7.4
Mortgage-Backed Securities	5.2
Loan Agreements	2.5
Asset-Backed Securities	2.3
Mutual Funds	1.1
Communication Services	0.1
Financials	0.1
Information Technology	0.1
Industrials	—**
Energy	—**
Consumer Staples	—**
Health Care	—**
Utilities	—**
Consumer Discretionary	—**
Materials	—**
Real Estate	—**
Purchased Options	—**
101.6
**Rounds to less than 0.05%

See Notes to Financial Statements.

Global Bond Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	(2.31%)	(2.53%)	(3.22%)
Five Year	3.37%	3.10%	3.59%
Ten Year	N/A	3.50%	3.40%
Since Inception(1)	2.96%	4.44%	4.71%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2021 Prospectus)(2)	0.57%	0.86%

(1)	The Since Inception benchmark performance is based on the start date of December 29, 2006, which corresponds with the inception date of the Investor Class, the longest operating class of the Fund.
(2)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Fund’s composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Benchmark Index is 15% J.P. Morgan Emerging Markets Bond Index (EMBI) Plus, 70% Bloomberg Global Aggregate Bond Index and 15% Bloomberg US Corporate High Yield 2% Issuer Capped Bond Index. The weightings of the Benchmark Index were modified effective May 1, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Par	Value
ASSET-BACKED SECURITIES — 2.3%
Aaset Trust, Series 2021-2A, Class A
2.80%, 01/15/47 144A	$ 250,000	$ 249,122
AIMCO CLO 10, Ltd., Series 2019-10A, Class DR
(Floating, ICE LIBOR USD 3M + 2.90%, 2.90% Floor), 3.03%, 07/22/32 144A †	1,000,000	1,003,634
American Credit Acceptance Receivables Trust, Series 2021-3, Class D
1.34%, 11/15/27 144A	80,000	78,986
American Credit Acceptance Receivables Trust, Series 2021-4, Class D
1.82%, 02/14/28 144A	105,000	103,723
AmeriCredit Automobile Receivables Trust, Series 2021-1, Class D
1.21%, 12/18/26	55,000	54,322
Annisa CLO, Ltd., Series 2016-2A, Class DR
(Floating, ICE LIBOR USD 3M + 3.00%), 3.13%, 07/20/31 144A †	500,000	494,665
Avis Budget Rental Car Funding AESOP LLC, Series 2019-3A, Class A
2.36%, 03/20/26 144A	145,000	148,464
Avis Budget Rental Car Funding AESOP LLC, Series 2021-1A, Class A
1.38%, 08/20/27 144A	770,000	757,980
Bravo Mortgage Asset Trust, Series 2006-1A, Class M1
(Floating, ICE LIBOR USD 1M + 0.40%, 0.40% Floor), 0.50%, 07/25/36 144A †	630,000	607,068
Carvana Auto Receivables Trust, Series 2021-N3, Class C
1.02%, 06/12/28	55,000	54,305
Carvana Auto Receivables Trust, Series 2021-N4, Class C
1.72%, 09/11/28	20,000	20,044
Carvana Auto Receivables Trust, Series 2021-N4, Class D
2.30%, 09/11/28	50,000	50,099
Carvana Auto Receivables Trust, Series 2021-P3, Class C
1.93%, 10/12/27	50,000	49,289
Carvana Auto Receivables Trust, Series 2021-P4, Class C
2.33%, 02/10/28	25,000	25,054
CIFC Funding, Ltd., Series 2018-1A, Class D
(Floating, ICE LIBOR USD 3M + 2.65%), 2.77%, 04/18/31 144A †	1,050,000	1,033,635
CIFC Funding, Ltd., Series 2018-2A, Class C
(Floating, ICE LIBOR USD 3M + 2.85%), 2.98%, 04/20/31 144A †	250,000	248,799
	Par	Value
CLI Funding VIII LLC, Series 2021-1A, Class A
1.64%, 02/18/46 144A	$114,610	$112,188
DB Master Finance LLC, Series 2021-1A, Class A2II
2.49%, 11/20/51 144A	90,000	90,056
Domino's Pizza Master Issuer LLC, Series 2021-1A, Class A2I
2.66%, 04/25/51 144A	139,300	140,411
Drive Auto Receivables Trust, Series 2021-2, Class D
1.39%, 03/15/29	170,000	166,880
DT Auto Owner Trust, Series 2020-3A, Class C
1.47%, 06/15/26 144A	210,000	210,612
DT Auto Owner Trust, Series 2021-2A, Class D
1.50%, 02/16/27 144A	25,000	24,753
DT Auto Owner Trust, Series 2021-3A, Class D
1.31%, 05/17/27 144A	165,000	161,481
DT Auto Owner Trust, Series 2021-4A, Class D
1.99%, 09/15/27 144A	65,000	64,637
Exeter Automobile Receivables Trust, Series 2021-1A, Class D
1.08%, 11/16/26	70,000	69,194
Exeter Automobile Receivables Trust, Series 2021-3A, Class D
1.55%, 06/15/27	120,000	118,160
Flagship Credit Auto Trust, Series 2021-2, Class D
1.59%, 06/15/27 144A	40,000	39,467
Flagship Credit Auto Trust, Series 2021-3, Class D
1.65%, 09/15/27 144A	50,000	49,147
Ford Credit Auto Owner Trust, Series 2021-A, Class A3
0.30%, 08/15/25	260,000	258,343
GLS Auto Receivables Issuer Trust, Series 2021-1A, Class D
1.68%, 01/15/27 144A	175,000	174,095
GLS Auto Receivables Issuer Trust, Series 2021-3A, Class D
1.48%, 07/15/27 144A	80,000	78,720
GLS Auto Receivables Issuer Trust, Series 2021-4A, Class D
2.48%, 10/15/27 144A	135,000	135,669
GLS Auto Receivables Trust, Series 2021-2A, Class D
1.42%, 04/15/27 144A	65,000	64,000
GM Financial Consumer Automobile Receivables Trust, Series 2021-1, Class A3
0.35%, 10/16/25	95,000	94,426
GM Financial Consumer Automobile Receivables Trust, Series 2021-2, Class A3
0.51%, 04/16/26	195,000	193,702

See Notes to Financial Statements.

	Par	Value
Honda Auto Receivables Owner Trust, Series 2021-1, Class A3
0.27%, 04/21/25	$155,000	$154,197
Legacy Mortgage Asset Trust, Series 2019-GS4, Class A1
(Step to 6.44% on 06/27/22), 3.44%, 05/25/59 144A STEP	66,274	66,376
MVW LLC, Series 2021-2A, Class C
2.23%, 05/20/39 144A	130,000	129,531
Navient Private Education Refinancing Loan Trust, Series 2021-FA, Class B
2.12%, 02/18/70 144A	100,000	98,444
Navient Student Loan Trust, Series 2018-EA, Class B
4.44%, 12/15/59 144A	560,000	579,356
New Century Home Equity Loan Trust, Series 2003-6, Class M1
(Floating, ICE LIBOR USD 1M + 1.08%, 1.08% Floor, 12.50% Cap), 1.18%, 01/25/34†	244,356	244,358
Octagon Investment Partners 35, Ltd., Series 2018-1A, Class C
(Floating, ICE LIBOR USD 3M + 2.60%, 2.60% Floor), 2.73%, 01/20/31 144A †	250,000	247,064
PFCA Home Equity Investment Trust, Series 2003-IFC5, Class A
4.35%, 01/22/35 144A † γ	399,734	408,239
Progress Residential, Series 2021-SFR3, Class E1
2.54%, 05/17/26 144A	20,000	19,720
Santander Drive Auto Receivables Trust, Series 2021-1, Class D
1.13%, 11/16/26	70,000	69,629
Santander Drive Auto Receivables Trust, Series 2021-2, Class D
1.35%, 07/15/27	85,000	84,572
Santander Drive Auto Receivables Trust, Series 2021-3, Class D
1.33%, 09/15/27	115,000	113,635
Santander Drive Auto Receivables Trust, Series 2021-4, Class D
1.67%, 10/15/27	75,000	74,582
Saxon Asset Securities Trust, Series 2006-3, Class A4
(Floating, ICE LIBOR USD 1M + 0.24%, 0.24% Floor, 12.25% Cap), 0.34%, 10/25/46†	600,000	556,827
Sierra Timeshare Receivables Funding LLC, Series 2019-2A, Class C
3.12%, 05/20/36 144A	30,570	30,885
S-Jets, Ltd., Series 2017-1, Class A
3.97%, 08/15/42 144A	177,093	172,782
SLM Student Loan Trust, Series 2003-10A, Class A4
(Floating, ICE LIBOR USD 3M + 0.67%), 0.87%, 12/17/68 144A †	640,000	640,195
	Par	Value
SLM Student Loan Trust, Series 2003-4, Class A5E
(Floating, ICE LIBOR USD 3M + 0.75%), 0.95%, 03/15/33 144A †	$ 123,134	$ 121,885
SLM Student Loan Trust, Series 2006-10, Class A6
(Floating, ICE LIBOR USD 3M + 0.15%), 0.27%, 03/25/44†	121,021	119,151
SMB Private Education Loan Trust, Seres 2021-A, Class A2A2
(Floating, ICE LIBOR USD 1M + 0.73%), 0.84%, 01/15/53 144A †	100,000	100,545
SMB Private Education Loan Trust, Series 2021-A, Class A2B
1.59%, 01/15/53 144A	240,000	238,077
SMB Private Education Loan Trust, Series 2021-E, Class B
2.49%, 02/15/51 144A	100,000	100,260
Taco Bell Funding LLC, Series 2021-1A, Class A2II
2.29%, 08/25/51 144A	110,000	109,166
Textainer Marine Containers VII, Ltd., Series 2021-1A, Class A
1.68%, 02/20/46 144A	93,333	90,991
TIF Funding II LLC, Series 2021-1A, Class A
1.65%, 02/20/46 144A	92,896	90,246
Towd Point Mortgage Trust, Series 2019-4, Class A1
2.90%, 10/25/59 144A	78,587	80,219
Toyota Auto Receivables Owner Trust, Series 2021-A, Class A2
0.16%, 07/17/23	44,083	44,067
Trinitas CLO XII, Ltd., Series 2020-12A, Class D
(Floating, ICE LIBOR USD 3M + 4.00%, 4.00% Floor), 4.12%, 04/25/33 144A †	1,250,000	1,259,145
Triton Container Finance VIII LLC, Series 2021-1A, Class A
1.86%, 03/20/46 144A	121,712	119,508
VCAT LLC, Series 2021-NPL5, Class A1
(Step to 5.87% on 09/25/25), 1.87%, 08/25/51 144A STEP	96,887	95,627
VCAT LLC, Series 2021-NPL6, Class A1
(Step to 4.92% on 10/25/24), 1.92%, 09/25/51 144A STEP	150,358	150,045
VOLT XCIII LLC, Series 2021-NPL2, Class A1
(Step to 4.89% on 02/25/24), 1.89%, 02/27/51 144A STEP	76,308	75,775
VOLT XCIV LLC, Series 2021-NPL3, Class A1
(Step to 5.24% on 02/25/24), 2.24%, 02/27/51 144A STEP	64,839	64,557
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
VOLT XCVII LLC, Series 2021-NPL6, Class A1
(Step to 5.24% on 04/25/24), 2.24%, 04/25/51 144A STEP	$ 95,890	$ 95,411
Wendy's Funding LLC, Series 2021-1A, Class A2I
2.37%, 06/15/51 144A	59,700	58,564
Westlake Automobile Receivables Trust, Series 2021-1A, Class D
1.23%, 04/15/26 144A	140,000	138,491
Westlake Automobile Receivables Trust, Series 2021-2A, Class D
1.23%, 12/15/26 144A	65,000	64,018
Total Asset-Backed Securities (Cost $14,149,603)		14,131,270
CORPORATE BONDS — 19.9%
Air Lease Corporation
0.70%, 02/15/24	380,000	374,223
2.30%, 02/01/25	305,000	309,543
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.08%), 4.65%, 06/15/26ρ Δ ^	120,000	124,650
4.63%, 10/01/28	50,000	55,257
3.00%, 02/01/30	30,000	30,006
3.13%, 12/01/30	25,000	25,566
Allied Universal Holdco LLC
6.00%, 06/01/29 144A Δ	270,000	262,984
Ally Financial, Inc.
5.13%, 09/30/24	465,000	508,524
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.87%), 4.70%, 05/15/26ρ ^	140,000	145,688
(Variable, U.S. Treasury Yield Curve Rate CMT 7Y + 3.48%), 4.70%, 05/15/28ρ Δ ^	125,000	129,163
2.20%, 11/02/28	50,000	49,752
8.00%, 11/01/31	175,000	248,268
Amazon.com, Inc.
0.45%, 05/12/24	595,000	589,588
3.88%, 08/22/37	620,000	730,883
4.25%, 08/22/57	190,000	245,001
AMC Networks, Inc.
4.25%, 02/15/29	55,000	54,756
American Airlines Group, Inc.
5.00%, 06/01/22 144A Δ	90,000	90,300
3.75%, 03/01/25 144A Δ	5,000	4,680
American Airlines Pass-Through Trust, Series 2016-3, Class B
3.75%, 10/15/25	193,940	186,209
American Airlines Pass-Through Trust, Series 2017-2, Class B
3.70%, 10/15/25	77,535	74,917
American Airlines, Inc.
5.50%, 04/20/26 144A	810,000	843,558
5.75%, 04/20/29 144A	780,000	834,307
American Homes 4 Rent LP REIT
2.38%, 07/15/31	20,000	19,659
	Par	Value
Apple, Inc.
4.65%, 02/23/46	$ 145,000	$ 191,254
Aramark International Finance S.a.r.l.
3.13%, 04/01/25(E)	284,000	326,581
Ares Capital Corporation
2.88%, 06/15/28	365,000	364,599
3.20%, 11/15/31	155,000	152,739
AT&T, Inc.
0.25%, 03/04/26(E)	650,000	738,597
3.65%, 06/01/51	315,000	328,153
Athene Global Funding
1.61%, 06/29/26 144A	110,000	108,146
Avantor Funding, Inc.
3.88%, 11/01/29 144A Δ	60,000	60,741
Aviation Capital Group LLC
1.95%, 01/30/26 144A	50,000	48,843
Avon Products, Inc.
8.45%, 03/15/43	60,000	73,884
Bank of America Corporation
1.38%, 03/26/25(E)	595,000	705,934
4.25%, 10/22/26	55,000	60,763
(Variable, ICE LIBOR USD 3M + 1.51%), 3.71%, 04/24/28^	250,000	271,679
(Variable, ICE LIBOR USD 3M + 1.04%), 3.42%, 12/20/28^	435,000	465,061
(Variable, ICE LIBOR USD 3M + 0.99%), 2.50%, 02/13/31^	155,000	155,715
(Variable, U.S. SOFR + 1.37%), 1.92%, 10/24/31^	360,000	345,998
(Variable, U.S. SOFR + 1.58%), 3.31%, 04/22/42^	1,860,000	1,964,080
(Variable, ICE LIBOR USD 3M + 3.15%), 4.08%, 03/20/51^	170,000	205,487
Barings BDC, Inc.
3.30%, 11/23/26 144A	75,000	74,265
Bausch Health Americas, Inc.
9.25%, 04/01/26 144A	500,000	528,742
8.50%, 01/31/27 144A	50,000	52,572
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	80,000	83,848
1.25%, 05/15/27 CONV	235,000	246,303
Blackstone Secured Lending Fund
2.13%, 02/15/27 144A	190,000	185,167
Block, Inc.
3.50%, 06/01/31 144A	65,000	66,737
Boeing Co. (The)
4.88%, 05/01/25	690,000	755,796
2.20%, 02/04/26	280,000	280,073
3.10%, 05/01/26	30,000	31,305
3.63%, 03/01/48	5,000	4,994
3.85%, 11/01/48	35,000	36,666
3.75%, 02/01/50Δ	425,000	444,476
5.81%, 05/01/50	365,000	496,802
3.83%, 03/01/59	185,000	187,661
Braskem America Finance Co.
7.13%, 07/22/41	2,440,000	3,159,178

See Notes to Financial Statements.

	Par	Value
Brighthouse Financial, Inc.
5.63%, 05/15/30	$375,000	$ 448,347
Brixmor Operating Partnership LP REIT
2.25%, 04/01/28	15,000	14,957
Broadcom, Inc.
2.60%, 02/15/33 144A	385,000	376,337
Carnival Corporation
5.75%, 03/01/27 144A	120,000	120,180
6.00%, 05/01/29 144A Δ	45,000	44,864
Carvana Co.
5.63%, 10/01/25 144A	35,000	35,044
5.50%, 04/15/27 144A	50,000	49,553
5.88%, 10/01/28 144A	55,000	54,871
Caterpillar Financial Services Corporation
0.45%, 05/17/24Δ	595,000	588,055
CCO Holdings LLC
4.50%, 08/15/30 144A	650,000	666,403
4.25%, 01/15/34 144A	405,000	399,183
CDW LLC
3.57%, 12/01/31	220,000	229,212
Centene Corporation
4.63%, 12/15/29	700,000	756,133
3.00%, 10/15/30	25,000	25,456
2.50%, 03/01/31	215,000	209,664
2.63%, 08/01/31	100,000	98,167
Charter Communications Operating LLC
3.50%, 06/01/41	370,000	362,391
6.48%, 10/23/45	210,000	288,205
5.75%, 04/01/48	890,000	1,115,755
4.80%, 03/01/50	335,000	377,233
3.70%, 04/01/51	150,000	145,936
3.90%, 06/01/52	135,000	136,127
3.85%, 04/01/61	270,000	256,413
4.40%, 12/01/61	260,000	270,686
3.95%, 06/30/62	245,000	237,595
Cigna Corporation
4.80%, 08/15/38	280,000	345,825
3.20%, 03/15/40	150,000	155,610
3.40%, 03/15/50	260,000	272,530
CIT Group, Inc.
5.25%, 03/07/25	540,000	595,504
Citigroup, Inc.
3.50%, 05/15/23	655,000	677,404
(Variable, ICE LIBOR USD 3M + 3.42%), 6.30%, 05/15/24ρ ^	690,000	724,935
(Variable, ICE LIBOR USD 3M + 0.90%), 3.35%, 04/24/25^	350,000	365,710
(Variable, ICE LIBOR USD 3M + 3.91%), 5.95%, 05/15/25ρ ^	100,000	107,250
(Variable, ICE LIBOR USD 3M + 1.56%), 3.89%, 01/10/28^	135,000	146,530
(Variable, ICE LIBOR USD 3M + 1.15%), 3.52%, 10/27/28^	200,000	214,848
(Variable, U.S. SOFR + 1.42%), 2.98%, 11/05/30^	210,000	218,504
	Par	Value
CME Group, Inc.
5.30%, 09/15/43	$ 620,000	$ 866,024
Comcast Corporation
2.94%, 11/01/56 144A	801,000	768,436
2.99%, 11/01/63 144A	307,000	293,432
CommScope, Inc.
4.75%, 09/01/29 144A	240,000	238,933
Comstock Resources, Inc.
7.50%, 05/15/25 144A	93,000	96,322
ConocoPhillips
6.50%, 02/01/39	10,000	14,585
Continental Resources, Inc.
5.75%, 01/15/31 144A	190,000	224,067
2.88%, 04/01/32 144A Δ	25,000	24,492
4.90%, 06/01/44	270,000	299,668
Corporate Office Properties LP REIT
2.75%, 04/15/31	20,000	19,929
Crown Castle International Corporation REIT
1.05%, 07/15/26	385,000	372,407
2.50%, 07/15/31	185,000	184,046
CVS Health Corporation
4.13%, 04/01/40	105,000	121,104
5.05%, 03/25/48	295,000	387,635
4.25%, 04/01/50Δ	210,000	255,412
DCP Midstream Operating LP
5.13%, 05/15/29	20,000	22,628
3.25%, 02/15/32Δ	135,000	136,231
6.75%, 09/15/37 144A Δ	500,000	669,512
Dell International LLC
5.45%, 06/15/23	153,000	161,465
5.30%, 10/01/29	365,000	428,644
8.10%, 07/15/36	122,000	186,167
8.35%, 07/15/46	31,000	51,789
Delta Air Lines, Inc.
2.90%, 10/28/24Δ	30,000	30,613
7.00%, 05/01/25 144A	50,000	57,237
4.50%, 10/20/25 144A	350,000	368,183
7.38%, 01/15/26Δ	330,000	388,813
4.75%, 10/20/28 144A	1,300,000	1,421,516
Devon Energy Corporation
5.88%, 06/15/28 144A	384,000	416,063
Diamondback Energy, Inc.
3.13%, 03/24/31	45,000	46,476
Digital Euro Finco LLC REIT
1.13%, 04/09/28(E)	305,000	352,634
Dillard's, Inc.
7.75%, 07/15/26	450,000	537,855
Directv Financing LLC
5.88%, 08/15/27 144A	1,370,000	1,404,003
Discovery Communications LLC
3.63%, 05/15/30	125,000	133,908
DISH DBS Corporation
5.88%, 11/15/24	1,065,000	1,094,437
7.75%, 07/01/26	1,545,000	1,631,983
5.75%, 12/01/28 144A	770,000	779,144
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
5.13%, 06/01/29	$ 90,000	$ 82,046
DISH Network Corporation
2.38%, 03/15/24 CONV	900,000	865,125
3.38%, 08/15/26 CONV	565,000	536,215
DTE Energy Co.
3.40%, 06/15/29	142,000	150,471
Duke Energy Corporation
2.55%, 06/15/31	295,000	295,928
Edison International
4.95%, 04/15/25	35,000	38,110
El Paso Natural Gas Co. LLC
8.63%, 01/15/22	60,000	60,146
8.38%, 06/15/32	50,000	71,882
Encore Capital Group, Inc.
4.88%, 10/15/25(E)	500,000	595,023
Endeavor Energy Resources LP
5.75%, 01/30/28 144A	230,000	244,004
Energy Transfer LP
5.00%, 10/01/22	60,000	61,201
4.50%, 11/01/23	500,000	524,022
7.60%, 02/01/24	220,000	242,012
Enterprise Products Operating LLC
5.10%, 02/15/45	600,000	743,720
4.80%, 02/01/49	290,000	354,977
EOG Resources, Inc.
4.38%, 04/15/30Δ	100,000	115,782
EPR Properties REIT
3.75%, 08/15/29	230,000	232,563
3.60%, 11/15/31	340,000	337,126
EQT Corporation
3.13%, 05/15/26 144A	10,000	10,278
3.90%, 10/01/27	30,000	32,250
5.00%, 01/15/29	850,000	942,586
3.63%, 05/15/31 144A Δ	105,000	109,101
ERAC U.S.A. Finance LLC
7.00%, 10/15/37 144A	535,000	791,213
Expedia Group, Inc.
0.00%, 02/15/26 144A Ω CONV Δ	5,000	5,778
2.95%, 03/15/31	440,000	440,316
Exxon Mobil Corporation
4.33%, 03/19/50	300,000	370,591
3.45%, 04/15/51	340,000	370,664
Fidelity & Guaranty Life Holdings, Inc.
5.50%, 05/01/25 144A	430,000	480,831
Fidelity National Information Services, Inc.
1.00%, 12/03/28(E)	300,000	347,872
FirstEnergy Corporation
7.38%, 11/15/31	630,000	851,697
Fiserv, Inc.
1.63%, 07/01/30(E)	290,000	349,769
Ford Motor Co.
6.63%, 10/01/28	75,000	90,291
3.25%, 02/12/32	1,050,000	1,077,300
4.75%, 01/15/43	190,000	210,050
	Par	Value
Ford Motor Credit Co. LLC
2.75%, 06/14/24(U)	$ 460,000	$ 627,619
3.82%, 11/02/27	400,000	423,498
4.00%, 11/13/30	850,000	915,900
Fox Corporation
5.58%, 01/25/49	215,000	295,109
Freeport-McMoRan, Inc.
5.40%, 11/14/34Δ	230,000	280,349
Fresenius Medical Care U.S. Finance II, Inc.
5.88%, 01/31/22 144A	540,000	541,932
FS KKR Capital Corporation
3.40%, 01/15/26	75,000	76,271
3.13%, 10/12/28	100,000	99,658
GE Capital Funding LLC
4.55%, 05/15/32	1,390,000	1,647,431
General Dynamics Corporation
4.25%, 04/01/40	190,000	233,051
4.25%, 04/01/50	460,000	590,281
General Electric Co.
6.75%, 03/15/32	11,000	15,036
General Motors Co.
5.40%, 10/02/23	360,000	385,530
6.13%, 10/01/25	250,000	287,554
6.25%, 10/02/43	85,000	116,875
5.20%, 04/01/45	255,000	317,172
General Motors Financial Co., Inc.
0.96%, 09/07/23(E)	415,000	480,034
1.05%, 03/08/24	75,000	74,659
5.25%, 03/01/26	315,000	353,738
(Variable, ICE LIBOR USD 3M + 3.60%), 5.75%, 09/30/27ρ ^	5,000	5,363
3.60%, 06/21/30	275,000	293,891
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.00%), 5.70%, 09/30/30ρ ^	10,000	11,438
GEO Group, Inc. (The) REIT
5.88%, 10/15/24	290,000	256,734
Georgia-Pacific LLC
8.88%, 05/15/31	305,000	473,019
Gilead Sciences, Inc.
4.00%, 09/01/36	670,000	773,121
Glencore Funding LLC
2.85%, 04/27/31 144A	450,000	445,781
Go Daddy Operating Co. LLC
3.50%, 03/01/29 144A	105,000	104,307
Goldman Sachs Capital II
(Variable, ICE LIBOR USD 3M + 0.77%), 4.00%, 02/10/22† ρ	40,000	39,300
Goldman Sachs Group, Inc. (The)
(Variable, ICE LIBOR USD 3M + 1.20%), 3.27%, 09/29/25^	420,000	441,049
(Variable, U.S. SOFR + 0.79%), 1.09%, 12/09/26Δ ^	360,000	351,169
(Variable, ICE LIBOR USD 3M + 1.51%), 3.69%, 06/05/28^	225,000	242,627
(Variable, ICE LIBOR USD 3M + 1.16%), 3.81%, 04/23/29^	265,000	288,711

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. SOFR + 1.28%), 2.62%, 04/22/32^	$220,000	$222,064
6.75%, 10/01/37	180,000	256,175
(Variable, ICE LIBOR USD 3M + 1.37%), 4.02%, 10/31/38^	160,000	183,749
5.15%, 05/22/45	580,000	757,908
Hanesbrands, Inc.
4.63%, 05/15/24 144A	110,000	115,310
4.88%, 05/15/26 144A	560,000	599,197
HCA, Inc.
5.38%, 02/01/25	20,000	22,006
5.38%, 09/01/26	18,000	20,251
3.50%, 09/01/30	50,000	52,944
5.25%, 06/15/49	170,000	219,462
Hercules LLC
6.50%, 06/30/29	130,000	146,239
Hess Midstream Operations LP
4.25%, 02/15/30 144A	30,000	29,826
Hilton Domestic Operating Co., Inc.
3.63%, 02/15/32 144A	75,000	74,730
Hilton Grand Vacations Borrower Escrow LLC
5.00%, 06/01/29 144A	60,000	61,593
4.88%, 07/01/31 144A	20,000	20,030
Hilton Worldwide Finance LLC
4.88%, 04/01/27	520,000	536,120
Icahn Enterprises LP
5.25%, 05/15/27	5,000	5,144
4.38%, 02/01/29	280,000	273,424
Ideal Standard International SA
6.38%, 07/30/26(E) 144A	840,000	858,315
Ionis Pharmaceuticals, Inc.
0.00%, 04/01/26 144A Ω CONV	55,000	48,642
Jabil, Inc.
1.70%, 04/15/26	85,000	84,893
JBS U.S.A. LUX SA
3.75%, 12/01/31 144A	50,000	50,822
Jefferies Group LLC
6.25%, 01/15/36	570,000	757,873
6.50%, 01/20/43	260,000	360,723
JELD-WEN, Inc.
4.88%, 12/15/27 144A Δ	380,000	390,078
JetBlue Airways Corporation
0.50%, 04/01/26 144A CONV	40,000	37,489
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.33%), 6.13%, 04/30/24ρ ^	190,000	202,825
(Variable, U.S. SOFR + 0.89%), 1.58%, 04/22/27^	110,000	108,820
(Variable, Euribor 3M + 0.84%), 1.64%, 05/18/28(E) ^	250,000	301,567
(Variable, U.S. SOFR + 2.04%), 2.52%, 04/22/31^	510,000	516,556
(Variable, U.S. SOFR + 2.52%), 2.96%, 05/13/31^	285,000	295,695
(Variable, U.S. SOFR + 2.46%), 3.11%, 04/22/41^	250,000	260,154
(Variable, U.S. SOFR + 2.44%), 3.11%, 04/22/51^	460,000	478,412
	Par	Value
(Variable, U.S. SOFR + 1.58%), 3.33%, 04/22/52^	$1,880,000	$2,024,473
Kinder Morgan Energy Partners LP
6.50%, 02/01/37	40,000	53,099
6.95%, 01/15/38	50,000	69,445
Kinder Morgan, Inc.
7.75%, 01/15/32	560,000	788,445
5.55%, 06/01/45	310,000	393,963
Kraft Heinz Foods Co.
4.38%, 06/01/46	515,000	605,231
Legacy LifePoint Health LLC
4.38%, 02/15/27 144A	230,000	231,971
Lennar Corporation
4.75%, 11/29/27Δ	1,045,000	1,185,166
Lithia Motors, Inc.
3.88%, 06/01/29 144A	45,000	46,014
Livongo Health, Inc.
0.88%, 06/01/25 CONV	35,000	40,065
Lumen Technologies, Inc.
5.63%, 04/01/25	50,000	52,945
Marathon Petroleum Corporation
4.70%, 05/01/25	380,000	415,039
Marriott International, Inc.
2.85%, 04/15/31	75,000	74,932
Marriott Ownership Resorts, Inc.
4.50%, 06/15/29 144A	45,000	45,367
Marvell Technology, Inc.
2.45%, 04/15/28	70,000	71,106
2.95%, 04/15/31	60,000	61,267
Masco Corporation
7.75%, 08/01/29	62,000	83,086
6.50%, 08/15/32	27,000	35,861
Match Group Holdings II LLC
5.00%, 12/15/27 144A	560,000	583,198
MBIA Insurance Corporation
11.38%, 01/15/33 144A #	215,000	26,338
McDonald’s Corporation
4.20%, 04/01/50	300,000	365,398
Microchip Technology, Inc.
0.98%, 09/01/24 144A	105,000	103,154
Micron Technology, Inc.
2.70%, 04/15/32	215,000	215,615
Mileage Plus Holdings LLC
6.50%, 06/20/27 144A	375,000	400,877
MMS U.S.A. Holdings, Inc.
1.75%, 06/13/31(E) Δ	500,000	610,159
Molina Healthcare, Inc.
3.88%, 05/15/32 144A	50,000	50,394
Morgan Stanley
4.10%, 05/22/23	190,000	197,939
(Variable, U.S. SOFR + 0.51%), 0.79%, 01/22/25^	510,000	505,127
6.25%, 08/09/26	205,000	244,662
4.35%, 09/08/26	475,000	525,318
3.63%, 01/20/27	250,000	271,393
3.95%, 04/23/27	65,000	71,570
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
(Variable, U.S. SOFR + 1.14%), 2.70%, 01/22/31^	$ 315,000	$ 322,926
(Variable, U.S. SOFR + 4.84%), 5.60%, 03/24/51^	230,000	345,575
MPLX LP
4.50%, 07/15/23Δ	20,000	20,829
4.88%, 06/01/25	40,000	43,818
4.70%, 04/15/48	105,000	121,838
MPT Operating Partnership LP REIT
2.55%, 12/05/23(U)	350,000	480,047
4.63%, 08/01/29	240,000	253,615
3.50%, 03/15/31	1,000,000	1,012,790
Murphy Oil U.S.A., Inc.
3.75%, 02/15/31 144A	25,000	24,880
Mutual of Omaha Insurance Co.
6.80%, 06/15/36 144A	605,000	817,481
Mylan, Inc.
4.55%, 04/15/28	225,000	252,244
Navient Corporation
6.75%, 06/15/26Δ	150,000	165,965
5.00%, 03/15/27	5,000	5,101
5.63%, 08/01/33	10,000	9,539
NCL Corporation, Ltd.
5.88%, 03/15/26 144A	65,000	64,797
1.13%, 02/15/27 144A CONV	155,000	145,902
NCL Finance, Ltd.
6.13%, 03/15/28 144A	25,000	24,667
Netflix, Inc.
4.88%, 04/15/28	20,000	22,835
5.88%, 11/15/28	60,000	72,251
6.38%, 05/15/29	75,000	93,305
5.38%, 11/15/29 144A	5,000	5,946
4.88%, 06/15/30 144A	105,000	122,637
Newell Brands, Inc.
4.35%, 04/01/23	320,000	330,000
NGPL PipeCo LLC
7.77%, 12/15/37 144A	200,000	281,507
NVIDIA Corporation
3.70%, 04/01/60	280,000	337,220
Occidental Petroleum Corporation
3.20%, 08/15/26	275,000	283,682
3.50%, 08/15/29Δ	280,000	287,750
4.50%, 07/15/44	110,000	113,467
4.63%, 06/15/45	5,000	5,195
4.10%, 02/15/47	15,000	14,723
4.20%, 03/15/48	20,000	20,032
OneMain Finance Corporation
6.88%, 03/15/25	125,000	139,221
ONEOK Partners LP
4.90%, 03/15/25	35,000	38,166
Open Text Holdings, Inc.
4.13%, 02/15/30 144A	300,000	309,462
Oracle Corporation
4.00%, 07/15/46	205,000	213,986
3.95%, 03/25/51	70,000	73,062
Ovintiv, Inc.
8.13%, 09/15/30	15,000	19,986
	Par	Value
7.20%, 11/01/31	$ 5,000	$ 6,499
7.38%, 11/01/31	5,000	6,532
6.50%, 08/15/34Δ	90,000	116,115
6.63%, 08/15/37	30,000	39,404
6.50%, 02/01/38	5,000	6,509
Owens Corning
7.00%, 12/01/36	523,000	740,785
Owl Rock Capital Corporation
4.25%, 01/15/26	265,000	279,064
2.88%, 06/11/28	120,000	117,978
Owl Rock Technology Finance Corporation
4.75%, 12/15/25 144A	265,000	282,436
Pacific Gas and Electric Co.
3.25%, 06/01/31	160,000	160,870
3.30%, 08/01/40	120,000	111,785
4.30%, 03/15/45	255,000	259,185
Palo Alto Networks, Inc.
0.38%, 06/01/25 CONV	120,000	227,928
Peloton Interactive, Inc.
0.62%, 02/15/26 144A Ω CONV	60,000	51,150
Penn Mutual Life Insurance Co. (The)
7.63%, 06/15/40 144A	345,000	509,021
Pilgrim's Pride Corporation
4.25%, 04/15/31 144A	10,000	10,515
3.50%, 03/01/32 144A Δ	140,000	141,632
Plains All American Pipeline LP
4.65%, 10/15/25	230,000	251,187
3.55%, 12/15/29	200,000	207,595
PLT VII Finance S.a.r.l.
4.63%, 01/05/26(E)	265,000	308,850
Prime Security Services Borrower LLC
5.25%, 04/15/24 144A	610,000	649,760
PulteGroup, Inc.
6.00%, 02/15/35	95,000	122,346
Radiology Partners, Inc.
9.25%, 02/01/28 144A	440,000	462,675
Range Resources Corporation
5.00%, 03/15/23	53,000	54,249
4.88%, 05/15/25	120,000	124,055
Rocket Mortgage LLC
2.88%, 10/15/26 144A	230,000	228,583
3.63%, 03/01/29 144A	130,000	130,674
3.88%, 03/01/31 144A	320,000	325,293
4.00%, 10/15/33 144A	155,000	157,172
Royal Caribbean Cruises, Ltd.
4.25%, 07/01/26 144A	10,000	9,697
5.50%, 04/01/28 144A Δ	130,000	131,726
Sasol Financing U.S.A. LLC
5.50%, 03/18/31	1,470,000	1,484,612
SBA Communications Corporation REIT
3.13%, 02/01/29 144A	155,000	149,039
Sensata Technologies, Inc.
4.38%, 02/15/30 144A	720,000	757,033

See Notes to Financial Statements.

	Par	Value
Skyworks Solutions, Inc.
1.80%, 06/01/26	$ 15,000	$ 14,872
Southern Co. (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.73%), 4.00%, 01/15/51^	200,000	205,000
Southern Copper Corporation
5.25%, 11/08/42	870,000	1,096,544
Southwest Airlines Co.
1.25%, 05/01/25 CONV	150,000	200,513
Southwestern Energy Co.
6.45%, 01/23/25	20,000	22,004
4.75%, 02/01/32	5,000	5,273
Spectrum Brands, Inc.
5.75%, 07/15/25	35,000	35,780
5.00%, 10/01/29 144A	90,000	94,520
Splunk, Inc.
1.13%, 06/15/27 CONV	65,000	60,938
Sprint Capital Corporation
8.75%, 03/15/32	550,000	825,924
Sprint Corporation
7.88%, 09/15/23	490,000	540,335
Stewart Information Services Corporation
3.60%, 11/15/31	135,000	136,996
Synchrony Financial
2.88%, 10/28/31	215,000	215,044
Sysco Corporation
6.60%, 04/01/50	142,000	221,831
Tapestry, Inc.
3.05%, 03/15/32	30,000	30,246
Targa Resources Partners LP
5.88%, 04/15/26	620,000	647,733
5.38%, 02/01/27	40,000	41,272
5.50%, 03/01/30	280,000	306,370
4.00%, 01/15/32 144A	35,000	36,636
TD SYNNEX Corporation
1.75%, 08/09/26 144A	135,000	131,779
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	235,000	215,172
Tennessee Gas Pipeline Co. LLC
2.90%, 03/01/30 144A	340,000	346,070
Terminix Co. LLC (The)
7.45%, 08/15/27	120,000	150,149
Teva Pharmaceutical Finance Co. LLC
6.15%, 02/01/36Δ	75,000	78,728
Time Warner Cable LLC
5.50%, 09/01/41	35,000	42,625
4.50%, 09/15/42	55,000	60,253
T-Mobile U.S.A., Inc.
2.40%, 03/15/29 144A	25,000	25,286
3.88%, 04/15/30	675,000	739,867
2.70%, 03/15/32 144A	485,000	489,196
4.50%, 04/15/50	360,000	423,407
Toyota Motor Credit Corporation
0.50%, 06/18/24	595,000	586,661
	Par	Value
Transcontinental Gas Pipe Line Co. LLC
3.25%, 05/15/30	$320,000	$337,999
4.45%, 08/01/42	750,000	883,080
TransDigm, Inc.
4.63%, 01/15/29	35,000	34,947
Travel + Leisure Co.
6.63%, 07/31/26 144A	10,000	11,100
6.00%, 04/01/27	10,000	10,905
4.50%, 12/01/29 144A	110,000	111,100
4.63%, 03/01/30 144A	75,000	75,600
TriNet Group, Inc.
3.50%, 03/01/29 144A	95,000	94,780
Twitter, Inc.
0.00%, 03/15/26 144A Ω CONV	85,000	76,551
U.S. Airways Pass-Through Trust, Series 2012-1, Class A
5.90%, 10/01/24	75,153	78,865
U.S. Airways Pass-Through Trust, Series 2012-2, Class A
4.63%, 06/03/25	63,962	63,779
Uber Technologies, Inc.
0.00%, 12/15/25Ω CONV Δ	60,000	59,190
7.50%, 09/15/27 144A	260,000	283,270
6.25%, 01/15/28 144A Δ	120,000	128,987
4.50%, 08/15/29 144A	345,000	351,974
United Airlines Pass-Through Trust, Series 2014-1, Class A
4.00%, 04/11/26	80,314	84,226
United Airlines Pass-Through Trust, Series 2016-2, Class B
3.65%, 10/07/25	65,741	65,083
United Airlines Pass-Through Trust, Series 2020-1, Class A
5.88%, 10/15/27	338,737	371,761
United Airlines, Inc.
4.38%, 04/15/26 144A	25,000	26,101
4.63%, 04/15/29 144A	35,000	36,167
United Rentals North America, Inc.
5.25%, 01/15/30	410,000	444,405
Verizon Communications, Inc.
1.13%, 11/03/28(U)	290,000	376,355
2.36%, 03/15/32 144A	940,000	928,423
0.75%, 03/22/32(E) Δ	185,000	206,082
3.40%, 03/22/41	620,000	652,058
4.00%, 03/22/50	720,000	838,956
3.55%, 03/22/51Δ	150,000	162,522
3.70%, 03/22/61	350,000	381,923
Viatris, Inc.
3.85%, 06/22/40	280,000	297,821
Viking Cruises, Ltd.
5.88%, 09/15/27 144A Δ	90,000	85,788
Viking Ocean Cruises Ship VII, Ltd.
5.63%, 02/15/29 144A	900,000	900,139
VOC Escrow, Ltd.
5.00%, 02/15/28 144A	280,000	277,606
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Wells Fargo & Co.
(Variable, ICE LIBOR USD 3M + 3.99%), 5.88%, 06/15/25ρ ^	$ 170,000	$ 186,150
1.00%, 02/02/27(E)	400,000	464,383
(Variable, U.S. SOFR + 1.26%), 2.57%, 02/11/31^	230,000	235,280
(Variable, U.S. SOFR + 2.53%), 3.07%, 04/30/41^	220,000	226,700
(Variable, U.S. SOFR + 4.50%), 5.01%, 04/04/51^	840,000	1,153,408
Western Digital Corporation
2.85%, 02/01/29	15,000	15,169
3.10%, 02/01/32	10,000	10,092
Western Midstream Operating LP
4.35%, 02/01/25	850,000	889,321
5.30%, 02/01/30Δ	20,000	22,060
5.45%, 04/01/44	10,000	11,964
5.30%, 03/01/48Δ	35,000	42,226
5.50%, 08/15/48	5,000	5,987
6.50%, 02/01/50	25,000	29,600
Westlake Chemical Corporation
3.13%, 08/15/51	205,000	198,706
WestRock MWV LLC
8.20%, 01/15/30	75,000	104,249
7.95%, 02/15/31	25,000	35,321
Weyerhaeuser Co. REIT
8.50%, 01/15/25	205,000	247,095
6.95%, 10/01/27	30,000	37,981
6.88%, 12/15/33	250,000	342,260
Williams Cos., Inc. (The)
7.50%, 01/15/31	40,000	54,324
5.75%, 06/24/44	320,000	417,756
Yum! Brands, Inc.
4.63%, 01/31/32	195,000	207,565
Total Corporate Bonds (Cost $116,649,160)		124,294,896
FOREIGN BONDS — 39.7%
Angola — 0.1%
Angolan Government International Bond
9.50%, 11/12/25	200,000	214,690
9.38%, 05/08/48	200,000	196,388
		411,078
Argentina — 0.3%
Argentine Republic Government International Bond
1.00%, 07/09/29	136,957	49,991
(Step to 0.75% on 07/09/23), 0.50%, 07/09/30 STEP	828,157	291,933
(Step to 1.50% on 07/09/22), 1.13%, 07/09/35 STEP	1,625,941	522,350
Pampa Energia SA
7.50%, 01/24/27 144A	750,000	648,600
Provincia de Buenos Aires
(Step to 5.25% on 09/01/22), 3.90%, 09/01/37 144A STEP	623,391	268,228
		1,781,102
	Par	Value
Australia — 0.2%
Australia Government Bond
1.75%, 06/21/51(A)	$ 2,000,000	$1,264,249
FMG Resources August 2006 Pty, Ltd.
4.38%, 04/01/31 144A Δ	100,000	105,173
		1,369,422
Austria — 0.4%
Suzano Austria GmbH
5.75%, 07/14/26 144A	370,000	422,823
5.00%, 01/15/30	730,000	801,482
3.75%, 01/15/31	1,450,000	1,476,085
		2,700,390
Azerbaijan — 0.1%
Southern Gas Corridor CJSC
6.88%, 03/24/26	510,000	587,275
State Oil Co. of the Azerbaijan Republic
6.95%, 03/18/30	200,000	242,092
		829,367
Belgium — 0.2%
Elia Transmission Belgium SA
0.88%, 04/28/30(E)	500,000	581,688
House of Finance NV (The)
4.38%, 07/15/26(E)	150,000	173,651
Kingdom of Belgium Government Bond
3.75%, 06/22/45(E)	18,000	33,610
Ontex Group NV
3.50%, 07/15/26(E) Δ	400,000	434,953
		1,223,902
Bermuda — 0.1%
Bermuda Government International Bond
3.72%, 01/25/27Δ	200,000	215,000
4.75%, 02/15/29	200,000	230,250
		445,250
Brazil — 1.9%
Brazil Minas SPE via State of Minas Gerais
5.33%, 02/15/28	140,000	146,292
Brazil Notas do Tesouro Nacional Serie F
10.00%, 01/01/23(B)	9,213,000	1,622,760
10.00%, 01/01/25(B)	17,777,000	3,129,170
10.00%, 01/01/27(B)	8,227,000	1,443,518
Brazilian Government International Bond
10.25%, 01/10/28(B)	2,630,000	460,968
5.63%, 01/07/41Δ	230,000	235,414
Itau Unibanco Holding SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22 144A ρ ^	760,000	765,920

See Notes to Financial Statements.

	Par	Value
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.98%), 6.13%, 12/12/22ρ ^	$ 1,110,000	$ 1,118,647
Ultrapar International SA
5.25%, 10/06/26 144A	1,300,000	1,376,629
Vale Overseas, Ltd.
6.88%, 11/21/36	900,000	1,197,432
		11,496,750
Canada — 1.2%
1011778 BC ULC
3.88%, 01/15/28 144A	720,000	730,433
Air Canada Pass-Through Trust, Series 2020-2, Class A
5.25%, 04/01/29 144A	459,006	500,694
Bausch Health Cos., Inc.
5.00%, 01/30/28 144A	15,000	13,824
5.25%, 01/30/30 144A	20,000	17,631
5.25%, 02/15/31 144A Δ	65,000	57,220
Canadian Government Bond
1.00%, 06/01/27(C)	3,265,000	2,548,143
Clarios Global LP
4.38%, 05/15/26(E)	291,000	340,741
Element Fleet Management Corporation
1.60%, 04/06/24 144A Δ	25,000	25,039
First Quantum Minerals, Ltd.
6.50%, 03/01/24 144A	300,000	304,080
7.50%, 04/01/25 144A Δ	350,000	360,491
6.88%, 10/15/27 144A	200,000	215,469
Glencore Finance Canada, Ltd.
6.00%, 11/15/41	340,000	449,199
MEG Energy Corporation
7.13%, 02/01/27 144A	1,310,000	1,397,023
Open Text Corporation
3.88%, 02/15/28 144A	190,000	193,950
		7,153,937
Chile — 0.1%
Corporation Nacional del Cobre de Chile
3.63%, 08/01/27 144A	220,000	235,168
Empresa de los Ferrocarriles del Estado
3.83%, 09/14/61	400,000	384,724
		619,892
China — 5.3%
Avolon Holdings Funding, Ltd.
4.25%, 04/15/26 144A	680,000	721,672
China Government Bond
2.20%, 07/27/25(Y)	49,500,000	7,697,785
3.85%, 12/12/26(Y)	26,000,000	4,334,220
3.48%, 06/29/27(Y)	47,500,000	7,765,932
4.15%, 12/04/27(Y)	19,000,000	3,228,954
4.29%, 05/22/29(Y)	24,000,000	4,156,068
3.60%, 05/21/30(Y)	10,000,000	1,666,056
3.95%, 06/29/43(Y)	6,000,000	1,057,208
	Par	Value
4.10%, 05/21/45(Y)	$ 1,500,000	$ 269,698
China Minmetals Corporation
(Variable, 4.72% - U.S. Treasury Yield Curve Rate CMT 5Y), 3.75%, 11/13/22ρ ^	250,000	255,874
Dianjian International Finance, Ltd.
(Variable, 6.93% - U.S. Treasury Yield Curve Rate CMT 5Y), 4.60%, 03/13/23ρ ^	200,000	206,130
Park Aerospace Holdings, Ltd.
5.25%, 08/15/22 144A	15,000	15,332
4.50%, 03/15/23 144A	190,000	196,168
5.50%, 02/15/24 144A	830,000	890,630
Sinopec Group Overseas Development 2015, Ltd.
3.25%, 04/28/25	250,000	263,031
Times China Holdings, Ltd.
6.75%, 07/08/25	200,000	138,200
Yuzhou Group Holdings Co., Ltd.
7.70%, 02/20/25	495,000	146,025
		33,008,983
Colombia — 0.7%
Colombia Government International Bond
3.00%, 01/30/30	315,000	288,501
6.13%, 01/18/41	100,000	103,189
5.63%, 02/26/44	3,170,000	3,084,695
5.00%, 06/15/45	200,000	181,250
5.20%, 05/15/49	200,000	184,448
Ecopetrol SA
5.88%, 09/18/23	140,000	148,578
Millicom International Cellular SA
5.13%, 01/15/28 144A	540,000	560,582
		4,551,243
Costa Rica — 0.1%
Costa Rica Government International Bond
7.16%, 03/12/45Δ	340,000	337,453
Croatia — 0.0%
Croatia Government International Bond
1.50%, 06/17/31(E)	200,000	236,192
Cyprus — 0.0%
Cyprus Government International Bond
0.00%, 02/09/26(E)	34,000	38,501
Czech Republic — 0.1%
Czech Republic Government Bond
0.95%, 05/15/30(ZE)	17,870,000	698,508
Denmark — 0.0%
DKT Finance ApS
7.00%, 06/17/23(E)	204,000	235,842
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Dominican Republic — 0.1%
Dominican Republic International Bond
4.88%, 09/23/32	$ 260,000	$ 264,875
6.85%, 01/27/45Δ	220,000	243,100
		507,975
Ecuador — 0.1%
Ecuador Government International Bond
4.72%, 07/31/30Ω	16,866	9,572
(Step to 5.50% on 07/31/22), 5.00%, 07/31/30 STEP	69,140	57,473
(Step to 2.50% on 07/31/22), 1.00%, 07/31/35 STEP	488,778	323,204
(Step to 1.50% on 07/31/22), 0.50%, 07/31/40 STEP	59,020	34,711
		424,960
Egypt — 0.3%
Egypt Government International Bond
7.60%, 03/01/29	400,000	397,727
6.38%, 04/11/31(E)	1,200,000	1,264,953
7.63%, 05/29/32	200,000	190,019
7.90%, 02/21/48	200,000	168,337
		2,021,036
El Salvador — 0.0%
El Salvador Government International Bond
7.12%, 01/20/50	150,000	82,501
France — 1.5%
Accor SA
(Variable, 3.25% - EUR Swap Rate 5Y), 2.63%, 01/30/25(E) ρ ^	400,000	434,074
Altice France SA
3.38%, 01/15/28(E)	500,000	555,144
Banijay Group SAS
6.50%, 03/01/26(E)	122,000	144,787
BNP Paribas SA
(Variable, USD Swap 5Y + 5.15%), 7.38%, 08/19/25 144A ρ Δ ^	740,000	841,339
(Variable, Euribor 3M + 1.80%), 2.13%, 01/23/27(E) ^	300,000	364,374
(Variable, U.S. SOFR + 0.91%), 1.68%, 06/30/27 144A ^	210,000	206,693
(Variable, USD Swap 5Y + 3.98%), 7.00%, 08/16/28 144A ρ ^	300,000	351,323
Burger King France SAS
(Floating, 4.75% - Euribor 3M), 4.75%, 11/01/26(E) 144A †	360,000	416,718
CAB SELAS
3.38%, 02/01/28(E) 144A	600,000	684,659
Constellium SE
4.25%, 02/15/26(E)	285,000	328,155
	Par	Value
Electricite de France SA
(Variable, GBP Swap Rate 13Y + 3.96%), 6.00%, 01/29/26(U) ρ ^	$ 700,000	$1,032,520
Faurecia SE
2.38%, 06/15/27(E)	365,000	417,859
French Republic Government Bond OAT
2.10%, 07/25/23(E) 144A	252,283	308,207
0.11%, 03/01/25(E)	159,833	194,844
1.00%, 05/25/27(E)	27,925	34,014
0.10%, 03/01/28(E)	190,155	244,129
1.50%, 05/25/31(E)	136,073	174,833
0.00%, 11/25/31(E)	158,000	176,456
0.10%, 03/01/32(E)	50,710	67,923
Kapla Holding SAS
3.38%, 12/15/26(E)	200,000	227,922
La Financiere Atalian SASU
4.00%, 05/15/24(E)	200,000	224,524
Loxam SAS
3.75%, 07/15/26(E)	650,000	753,901
5.75%, 07/15/27(E)	530,000	624,524
Orange SA
0.50%, 09/04/32(E)	400,000	445,454
Paprec Holding SA
4.00%, 03/31/25(E)	255,000	295,536
		9,549,912
Gabon — 0.2%
Gabo Government International Bond
7.00%, 11/24/31 144A Δ	1,020,000	1,002,150
Germany — 3.2%
Allianz SE
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.17%), 3.20%, 10/30/27 144A ρ ^	3,200,000	3,068,000
APCOA Parking Holdings GmbH
4.63%, 01/15/27(E) 144A	100,000	113,161
Bundesrepublik Deutschland Bundesanleihe
1.00%, 08/15/24(E)	2,400,000	2,851,623
0.00%, 08/15/30(E)	46,241	54,183
0.00%, 02/15/31(E)	5,423,255	6,301,228
0.00%, 08/15/31(E)	57,400	66,533
0.00%, 05/15/36(E)	11,865	13,496
1.25%, 08/15/48(E)	17,000	25,085
Bundesschatzanweisungen
0.00%, 12/15/22(E)	1,350,000	1,546,632
CeramTec BondCo GmbH
5.25%, 12/15/25(E)	300,000	346,656
Cheplapharm Arzneimittel GmbH
4.38%, 01/15/28(E) 144A	680,000	809,442
Deutsche Bank AG
(Variable, U.S. SOFR + 2.76%), 3.73%, 01/14/32^	201,000	205,944

See Notes to Financial Statements.

	Par	Value
EnBW Energie Baden-Wuerttemberg AG
(Variable, 3.63% - EUR Swap Rate 5Y), 3.38%, 04/05/77(E) ^	$135,000	$ 153,819
IHO Verwaltungs GmbH
PIK 4.63%, 3.88%, 05/15/27(E)	215,000	250,132
Infineon Technologies AG
(Variable, 4.00% - EUR Swap Rate 5Y), 3.63%, 01/01/28(E) ρ ^	100,000	124,364
Kreditanstalt fuer Wiederaufbau
0.00%, 09/15/31(E)	33,000	37,134
PCF GmbH
4.75%, 04/15/26(E)	395,000	465,447
Renk AG
5.75%, 07/15/25(E) 144A	210,000	248,708
Schenck Process Holding GmbH
5.38%, 06/15/23(E) 144A	340,000	387,715
5.38%, 06/15/23(E)	200,000	228,068
SGL Carbon SE
4.63%, 09/30/24(E)	480,000	556,726
TK Elevator Holdco GmbH
6.63%, 07/15/28(E) Δ	238,500	287,281
6.63%, 07/15/28(E) 144A	243,000	292,701
TK Elevator Midco GmbH
4.38%, 07/15/27(E) 144A	350,000	413,037
TUI Cruises GmbH
6.50%, 05/15/26(E) 144A	120,000	136,364
Volkswagen Bank GmbH
1.25%, 12/15/25(E)	782,000	921,746
		19,905,225
Ghana — 0.2%
Ghana Government International Bond
7.63%, 05/16/29 144A	640,000	535,376
7.63%, 05/16/29	200,000	167,305
10.75%, 10/14/30	200,000	224,546
10.75%, 10/14/30 144A	340,000	381,728
7.88%, 02/11/35	200,000	157,500
		1,466,455
Hong Kong — 0.0%
Shimao Group Holdings, Ltd.
6.13%, 02/21/24	200,000	129,700
Hungary — 0.0%
Hungary Government International Bond
1.75%, 06/05/35(E)	19,000	22,553
India — 0.0%
Indian Railway Finance Corporation, Ltd.
2.80%, 02/10/31 144A	200,000	194,809
Indonesia — 2.8%
Indonesia Government International Bond
0.90%, 02/14/27(E)	120,000	137,038
1.40%, 10/30/31(E)	220,000	251,674
	Par	Value
5.25%, 01/17/42 144A	$ 1,940,000	$ 2,438,478
5.25%, 01/17/42	630,000	791,877
4.20%, 10/15/50Δ	3,480,000	3,977,108
Indonesia Treasury Bond
7.00%, 05/15/27(I)	48,282,000,000	3,638,184
8.25%, 05/15/29(I)	76,029,000,000	5,957,025
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.45%, 05/21/28	200,000	229,436
		17,420,820
Ireland — 0.5%
AerCap Ireland Capital DAC
4.45%, 10/01/25	400,000	431,058
1.75%, 01/30/26	540,000	530,445
3.30%, 01/30/32	660,000	674,285
Ardagh Packaging Finance PLC
5.25%, 08/15/27 144A Δ	300,000	302,213
GE Capital International Funding Co. Unlimited Co.
4.42%, 11/15/35	448,000	536,151
Ireland Government Bond
0.20%, 10/18/30(E)	20,000	22,942
0.40%, 05/15/35(E)	81,000	91,071
0.55%, 04/22/41(E)	36,000	39,997
Motion Bondco DAC
4.50%, 11/15/27(E)	330,000	360,824
		2,988,986
Israel — 0.1%
Energean Israel Finance, Ltd.
5.38%, 03/30/28 144A	65,000	64,269
5.88%, 03/30/31 144A	90,000	88,616
Israel Government International Bond
3.38%, 01/15/50	200,000	216,767
Summit Properties, Ltd.
2.00%, 01/31/25(E)	265,000	296,293
		665,945
Italy — 2.0%
Autostrade per l'Italia SpA
1.88%, 09/26/29(E)	487,000	570,321
Centurion Bidco SpA
5.88%, 09/30/26(E)	230,000	270,365
doValue SpA
5.00%, 08/04/25(E)	320,000	379,111
Guala Closures SpA
3.25%, 06/15/28(E)	100,000	112,143
International Design Group SpA
(Floating, 4.25% - Euribor 3M), 4.25%, 05/15/26(E) 144A †	250,000	286,610
Italy Buoni Poliennali Del Tesoro
1.45%, 05/15/25(E)	81,000	96,237
1.41%, 05/26/25(E) 144A	497,936	604,030
1.60%, 06/01/26(E)	87,000	104,516
3.10%, 09/15/26(E) 144A	21,917	30,411
2.05%, 08/01/27(E)	4,240,000	5,228,251
1.35%, 04/01/30(E)	2,145,000	2,524,053
0.60%, 08/01/31(E) 144A	1,301,000	1,410,959
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
0.95%, 12/01/31(E) 144A	$ 55,000	$ 61,390
0.95%, 06/01/32(E)	35,000	38,745
1.50%, 04/30/45(E) 144A	7,000	7,491
Mooney Group SpA
(Floating, 3.88% - Euribor 3M), 3.88%, 12/17/26(E) †	300,000	342,783
Telecom Italia Capital SA
6.38%, 11/15/33	255,000	274,970
Telecom Italia SpA
3.63%, 05/25/26(E) Δ	255,000	306,356
		12,648,742
Ivory Coast — 0.3%
Ivory Coast Government International Bond
5.25%, 03/22/30(E)	460,000	536,200
5.88%, 10/17/31(E)	200,000	234,467
4.88%, 01/30/32(E) 144A	340,000	373,368
4.88%, 01/30/32(E)	110,000	120,795
5.75%, 12/31/32 144A STEP	321,903	324,208
		1,589,038
Japan — 0.3%
Japan Government Ten Year Bond
0.10%, 12/20/28(J)	140,000,000	1,230,523
Japan Government Thirty Year Bond
0.70%, 12/20/48(J)	30,000,000	264,548
SoftBank Group Corporation
5.00%, 04/15/28(E)	245,000	287,700
4.63%, 07/06/28	200,000	195,407
		1,978,178
Jersey — 0.1%
AA Bond Co., Ltd.
6.50%, 01/31/26(U)	300,000	413,840
Avis Budget Finance PLC
4.75%, 01/30/26(E)	100,000	116,434
CPUK Finance, Ltd.
6.50%, 08/28/26(U)	100,000	141,344
		671,618
Kazakhstan — 0.3%
Kazakhstan Government International Bond
2.38%, 11/09/28(E)	300,000	373,927
KazMunayGas National Co. JSC
5.38%, 04/24/30 144A	500,000	584,063
5.38%, 04/24/30	300,000	350,438
KazTransGas JSC
4.38%, 09/26/27 144A	630,000	686,590
		1,995,018
Luxembourg — 0.3%
Altice Finco SA
4.75%, 01/15/28(E)	679,000	737,939
Altice France Holding SA
8.00%, 05/15/27(E)	300,000	361,886
	Par	Value
Vivion Investments S.a.r.l.
3.00%, 08/08/24(E) Δ	$ 300,000	$ 335,402
3.50%, 11/01/25(E)	200,000	223,806
		1,659,033
Mexico — 3.0%
Banco Mercantil del Norte SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 5.04%), 6.88%, 07/06/22 144A ρ ^	260,000	263,307
(Variable, U.S. Treasury Yield Curve Rate CMT 10Y + 5.47%), 7.50%, 06/27/29 144A ρ ^	1,125,000	1,198,592
Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand
5.38%, 04/17/25 144A	580,000	633,685
BBVA Bancomer SA
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.65%), 5.13%, 01/18/33 144A Δ ^	630,000	647,555
Cemex SAB de CV
3.88%, 07/11/31 144A	400,000	399,166
Mexican Bonos
8.00%, 12/07/23(M)	5,818,600	288,141
7.50%, 06/03/27(M)	151,900,000	7,444,740
8.50%, 11/18/38(M)	3,089,400	158,985
7.75%, 11/13/42(M)	76,750,000	3,641,254
Mexico Government International Bond
2.88%, 04/08/39(E)	700,000	805,805
5.75%, 10/12/10«	320,000	370,003
Orbia Advance Corp SAB de CV
5.88%, 09/17/44 144A	1,100,000	1,353,011
Orbia Advance Corporation SAB de CV
2.88%, 05/11/31 144A	200,000	195,913
Petroleos Mexicanos
4.75%, 02/26/29(E)	400,000	450,176
5.95%, 01/28/31	140,000	136,318
7.69%, 01/23/50	390,000	377,120
		18,363,771
Mongolia — 0.0%
Mongolia Government International Bond
8.75%, 03/09/24	200,000	221,010
Morocco & Antilles — 0.1%
OCP SA
5.63%, 04/25/24 144A	350,000	375,601
4.50%, 10/22/25 144A	320,000	338,628
		714,229

See Notes to Financial Statements.

	Par	Value
Netherlands — 2.5%
Abertis Infraestructuras Finance BV
(Variable, 3.69% - EUR Swap Rate 5Y), 3.25%, 11/24/25(E) ρ ^	$ 100,000	$ 116,295
ABN AMRO Bank NV
7.13%, 07/06/22(E)	540,000	637,270
Cooperatieve Rabobank UA
5.75%, 12/01/43	630,000	883,355
Dufry One BV
2.00%, 02/15/27(E)	345,000	365,553
E.ON International Finance BV
6.38%, 06/07/32(U)	155,000	293,823
Embraer Netherlands Finance BV
5.40%, 02/01/27	130,000	135,769
Equate Petrochemical BV
4.25%, 11/03/26 144A	380,000	413,900
IPD 3 BV
5.50%, 12/01/25(E) 144A	560,000	657,229
5.50%, 12/01/25(E)	417,000	489,401
Lincoln Financing S.a.r.l.
3.63%, 04/01/24(E)	215,000	247,170
(Floating, 3.88% - Euribor 3M), 3.88%, 04/01/24(E) †	118,000	134,679
Maxeda DIY Holding BV
5.88%, 10/01/26(E)	200,000	233,046
Petrobras Global Finance BV
6.25%, 03/17/24Δ	2,110,000	2,281,195
6.88%, 01/20/40Δ	80,000	87,807
6.90%, 03/19/49	880,000	938,533
Prosus NV
3.83%, 02/08/51	1,020,000	957,138
Repsol International Finance BV
(Variable, EUR Swap Rate 10Y + 4.20%), 4.50%, 03/25/75(E) ^	530,000	648,654
Summer BidCo BV
Cash Coupon 9.00% or PIK 9.75%, 9.00%, 11/15/25(E)	446,768	521,018
Syngenta Finance NV
4.44%, 04/24/23 144A	460,000	475,702
Teva Pharmaceutical Finance Netherlands II BV
4.50%, 03/01/25(E)	635,000	751,576
1.88%, 03/31/27(E)	200,000	210,053
Teva Pharmaceutical Finance Netherlands III BV
4.75%, 05/09/27Δ	200,000	198,250
4.10%, 10/01/46Δ	175,000	148,149
Trivium Packaging Finance BV
3.75%, 08/15/26(E)	250,000	289,150
United Group BV
3.13%, 02/15/26(E) Δ	200,000	221,700
UPC Holding BV
5.50%, 01/15/28 144A	310,000	322,056
3.88%, 06/15/29(E)	300,000	349,303
Volkswagen International Finance NV
(Variable, 3.96% - EUR Swap Rate 9Y), 3.88%, 06/17/29(E) ρ ^	300,000	371,905
	Par	Value
Wintershall Dea Finance 2 BV
(Variable, 3.32% - EUR Swap Rate 5Y), 3.00%, 07/20/28(E) ρ ^	$ 200,000	$ 221,908
WP/AP Telecom Holdings IV BV
3.75%, 01/15/29(E) 144A	480,000	553,377
ZF Europe Finance BV
3.00%, 10/23/29(E) Δ	700,000	825,313
Ziggo BV
4.25%, 01/15/27(E)	320,800	373,648
		15,353,925
New Zealand — 0.7%
New Zealand Government Bond
3.50%, 04/14/33(Z)	5,374,000	4,064,766
Nigeria — 0.2%
Nigeria Government International Bond
7.14%, 02/23/30 144A	440,000	433,664
7.88%, 02/16/32	200,000	197,650
7.63%, 11/28/47 144A	940,000	843,960
		1,475,274
Norway — 0.2%
Adevinta ASA
3.00%, 11/15/27(E) 144A	540,000	631,856
3.00%, 11/15/27(E) Δ	150,000	175,515
Aker BP ASA
3.75%, 01/15/30 144A	150,000	159,150
4.00%, 01/15/31 144A	150,000	162,545
		1,129,066
Oman — 0.0%
Oman Government International Bond
6.75%, 01/17/48	200,000	203,943
Panama — 0.4%
Panama Government International Bond
3.75%, 03/16/25	860,000	912,039
6.70%, 01/26/36	202,000	271,043
4.50%, 04/01/56	1,140,000	1,259,996
		2,443,078
Paraguay — 0.0%
Paraguay Government International Bond
6.10%, 08/11/44	200,000	246,750
Peru — 0.8%
Peruvian Government International Bond
2.39%, 01/23/26	1,370,000	1,393,304
1.25%, 03/11/33(E)	200,000	218,349
1.95%, 11/17/36(E)	100,000	112,234
6.55%, 03/14/37	640,000	874,755
Petroleos del Peru SA
5.63%, 06/19/47 144A	750,000	743,835
Transportadora de Gas del Peru SA
4.25%, 04/30/28 144A	1,670,000	1,770,584
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Volcan Cia Minera SAA, Class B
4.38%, 02/11/26 144A	$ 20,000	$ 19,525
		5,132,586
Philippines — 0.0%
Philippine Government International Bond
1.75%, 04/28/41(E) Δ	100,000	113,373
Poland — 0.3%
Republic of Poland Government Bond
2.75%, 04/25/28(P)	5,370,000	1,256,953
1.25%, 10/25/30(P)	3,060,000	626,829
		1,883,782
Qatar — 0.0%
Qatar Government International Bond
4.82%, 03/14/49	200,000	262,794
Romania — 0.2%
RCS & RDS SA
3.25%, 02/05/28(E)	200,000	223,715
Romanian Government International Bond
3.62%, 05/26/30(E)	42,000	51,952
1.75%, 07/13/30(E)	41,000	43,663
2.00%, 04/14/33(E) 144A	560,000	582,623
3.88%, 10/29/35(E)	248,000	306,691
2.88%, 04/13/42(E)	18,000	18,418
4.63%, 04/03/49(E)	100,000	128,856
3.38%, 01/28/50(E)	84,000	90,350
		1,446,268
Russia — 1.8%
Russian Federal Bond - OFZ
7.05%, 01/19/28(Q)	423,153,000	5,303,223
6.90%, 05/23/29(Q)	205,550,000	2,533,338
7.25%, 05/10/34(Q)	262,547,000	3,237,749
Russian Foreign Bond - Eurobond
5.10%, 03/28/35	200,000	236,250
		11,310,560
Senegal — 0.0%
Senegal Government International Bond
4.75%, 03/13/28(E)	100,000	115,767
Serbia — 0.0%
Serbia International Bond
1.50%, 06/26/29(E)	190,000	209,699
Slovakia — 0.0%
Slovakia Government Bond
0.38%, 04/21/36(E)	18,400	20,573
South Africa — 1.2%
Republic of South Africa Government Bond
6.25%, 03/31/36(S)	2,140,000	93,966
6.50%, 02/28/41(S)	56,596,000	2,353,189
	Par	Value
Republic of South Africa Government International Bond
4.88%, 04/14/26Δ	$ 200,000	$ 213,588
4.85%, 09/27/27Δ	200,000	211,244
4.85%, 09/30/29Δ	2,190,000	2,267,307
5.88%, 06/22/30Δ	200,000	223,405
5.75%, 09/30/49	2,420,000	2,333,485
		7,696,184
South Korea — 0.1%
Export-Import Bank of Korea
6.75%, 08/09/22(I)	4,500,000	61,058
4.89%, 08/09/23 144A †††	24,800,000	330,217
		391,275
Spain — 0.7%
Banco Santander SA
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.45%), 0.70%, 06/30/24^	200,000	199,018
Iberdrola Finanzas SA
7.38%, 01/29/24(U)	100,000	152,300
Lorca Telecom Bondco SA
4.00%, 09/18/27(E) Δ	680,000	788,728
4.00%, 09/18/27(E) 144A	400,000	463,958
Spain Government Bond
0.80%, 07/30/27(E) 144A	26,000	30,893
1.40%, 07/30/28(E) 144A	73,000	90,157
0.50%, 10/31/31(E) 144A	1,271,000	1,439,272
1.00%, 07/30/42(E) 144A	29,000	32,174
Spain Government Inflation Linked Bond
0.65%, 11/30/27(E) 144A	75,893	99,268
Tendam Brands SAU
5.00%, 09/15/24(E) 144A	510,000	576,607
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) 144A †	160,000	181,822
(Floating, 5.25% - Euribor 3M), 5.25%, 09/15/24(E) †	160,000	181,822
		4,236,019
Sri Lanka — 0.1%
Sri Lanka Government International Bond
6.85%, 11/03/25	200,000	104,036
6.75%, 04/18/28	500,000	254,730
		358,766
Supranational — 0.1%
Banque Ouest Africaine de Developpement
5.00%, 07/27/27	200,000	221,456
European Union
0.00%, 07/06/26(E)	68,000	78,563
0.00%, 10/04/28(E)	46,000	52,847
0.00%, 04/22/31(E)	32,000	36,210
0.40%, 02/04/37(E)	43,000	49,504

See Notes to Financial Statements.

	Par	Value
International Finance Corporation
5.85%, 11/25/22(I)	$5,190,000	$ 70,299
		508,879
Sweden — 0.3%
Intrum AB
3.50%, 07/15/26(E)	495,000	571,646
Samhallsbyggnadsbolaget i Norden AB
(Variable, 2.81% - EUR Swap Rate 5Y), 2.62%, 01/30/25(E) ρ ^	321,000	359,024
Unilabs Subholding AB
5.75%, 05/15/25(E)	299,000	343,814
Verisure Midholding AB
5.25%, 02/15/29(E) 144A	240,000	277,926
		1,552,410
Switzerland — 0.7%
Cidron Aida Finco S.a.r.l.
6.25%, 04/01/28(U) 144A	580,000	779,171
Credit Suisse Group AG
(Variable, USD Swap 5Y + 4.60%), 7.50%, 07/17/23 144A ρ ^	330,000	349,552
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 07/17/25(E) ^	500,000	582,135
(Variable, U.S. SOFR + 1.73%), 3.09%, 05/14/32 144A ^	335,000	341,614
UBS Group AG
(Variable, USD Swap 5Y + 4.34%), 7.00%, 01/31/24 144A ρ ^	1,420,000	1,532,102
(Variable, EUR Swap Rate 1Y + 0.75%), 1.25%, 04/17/25(E) ^	400,000	467,708
		4,052,282
Turkey — 0.4%
Turkey Government International Bond
6.38%, 10/14/25	200,000	195,763
6.00%, 03/25/27	1,570,000	1,484,262
4.88%, 04/16/43	500,000	384,425
Turkiye Ihracat Kredi Bankasi AS
5.38%, 10/24/23	200,000	193,968
		2,258,418
Ukraine — 0.1%
Ukraine Government International Bond
7.75%, 09/01/25	100,000	96,335
6.75%, 06/20/26(E)	200,000	217,383
9.75%, 11/01/28	250,000	253,647
0.00%, 05/31/401	43,000	39,301
		606,666
United Arab Emirates — 0.4%
Abu Dhabi Crude Oil Pipeline LLC
4.60%, 11/02/47	200,000	237,130
	Par	Value
DP World Crescent, Ltd.
3.88%, 07/18/29	$200,000	$ 213,650
DP World, Ltd.
5.63%, 09/25/48 144A	970,000	1,194,557
5.63%, 09/25/48	600,000	738,901
		2,384,238
United Kingdom — 2.3%
Anglo American Capital PLC
4.75%, 04/10/27 144A	200,000	222,738
3.38%, 03/11/29(U)	250,000	362,066
2.88%, 03/17/31 144A Δ	200,000	199,489
Antofagasta PLC
2.38%, 10/14/30 144A Δ	300,000	285,430
Aviva PLC
(Variable, UK Gilts 5Y + 2.40%), 6.13%, 09/29/22(U) ρ ^	490,000	685,313
Barclays Bank PLC
7.63%, 11/21/22	291,000	307,080
Barclays PLC
(Variable, EUR Swap Rate 1Y + 0.78%), 1.38%, 01/24/26(E) ^	300,000	352,732
(Variable, U.S. SOFR + 2.71%), 2.85%, 05/07/26^	380,000	392,388
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.05%), 2.28%, 11/24/27^	235,000	235,682
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.41%), 4.38%, 03/15/28ρ ^	200,000	196,400
Bellis Acquisition Co. PLC
4.50%, 02/16/26(U) 144A	260,000	352,451
Bellis Finco PLC
4.00%, 02/16/27(U)	213,000	273,487
Constellation Automotive Financing PLC
4.88%, 07/15/27(U)	100,000	133,660
eG Global Finance PLC
4.38%, 02/07/25(E) Δ	440,000	504,384
HSBC Holdings PLC
(Variable, USD ICE Swap Rate 5Y + 4.37%), 6.38%, 03/30/25ρ ^	400,000	432,262
(Variable, USD ICE Swap Rate 5Y + 3.75%), 6.00%, 05/22/27ρ ^	400,000	431,500
Iceland Bondco PLC
4.63%, 03/15/25(U) Δ	230,000	293,442
INEOS Finance PLC
3.38%, 03/31/26(E)	200,000	233,107
2.88%, 05/01/26(E)	250,000	287,720
INEOS Quattro Finance 1 PLC
3.75%, 07/15/26(E) 144A	110,000	126,215
Jaguar Land Rover Automotive PLC
5.88%, 11/15/24(E)	215,000	265,017
4.50%, 01/15/26(E) Δ	245,000	290,412
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Lloyds Banking Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 1.10%), 1.33%, 06/15/23^	$310,000	$ 310,562
Miller Homes Group Holdings PLC
5.50%, 10/15/24(U)	530,000	727,540
National Express Group PLC
(Variable, UK Gilts 5Y + 4.14%), 4.25%, 11/26/25(U) ρ ^	200,000	276,667
National Grid Electricity Transmission PLC
0.19%, 01/20/25(E)	154,000	175,890
NatWest Group PLC
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 0.90%), 1.64%, 06/14/27^	200,000	197,476
(Variable, U.S. Treasury Yield Curve Rate CMT 1Y + 2.55%), 3.07%, 05/22/28^	545,000	567,633
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.35%), 3.03%, 11/28/35^	200,000	197,788
NGG Finance PLC
(Variable, GBP Swap Rate 12Y + 3.48%), 5.63%, 06/18/73(U) ^	296,000	435,958
Pinnacle Bidco PLC
6.38%, 02/15/25(U)	310,000	425,509
Santander UK Group Holdings PLC
(Variable, GBP Swap Rate 5Y + 5.54%), 7.38%, 06/24/22(U) ρ ^	820,000	1,136,965
SSE PLC
1.75%, 04/16/30(E)	350,000	430,110
Tesco Property Finance 6 PLC
5.41%, 07/13/44(U)	380,665	655,367
United Kingdom Gilt
4.50%, 09/07/34(U)	220,000	419,276
Virgin Media Secured Finance PLC
4.25%, 01/15/30(U)	890,000	1,196,574
Vodafone Group PLC
5.25%, 05/30/48	190,000	248,881
		14,265,171
Total Foreign Bonds (Cost $253,788,922)		247,083,988
LOAN AGREEMENTS — 2.5%
1011778 B.C. Unlimited Liability Company Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 11/19/26†	453,065	447,685
Allied Universal Holdco LLC Initial U.S. Dollar Term Loan
(Floating, ICE LIBOR USD 3M + 3.75%, 0.50% Floor), 4.25%, 05/12/28†	492,516	491,533
Apollo Commercial Real Estate Finance, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%), 2.85%, 05/15/26†	494,923	489,974
	Par	Value
Asurion LLC New B-7 Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 11/03/24†	$517,924	$516,212
Asurion LLC New B-9 Term Loan
0.00%, 07/31/27Σ	797,990	794,100
Asurion LLC Replacement B-6 Term Loan
(Floating, ICE LIBOR USD 1M + 3.13%), 3.23%, 11/03/23†	250,395	250,082
Asurion LLC Replacement B-8 Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 12/23/26†	158,400	157,542
Bausch Health Companies, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 06/02/25†	221,534	220,786
Berry Global, Inc. Term Z Loan
(Floating, ICE LIBOR USD 2M + 1.75%), 1.86%, 07/01/26†	446,802	444,456
Brookfield WEC Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.50% Floor), 3.25%, 08/01/25†	85,436	84,920
Charter Communications Operating LLC Term B-2 Loan
0.00%, 02/01/27Σ	28	27
(Floating, ICE LIBOR USD 1M + 1.75%), 1.86%, 02/01/27†	494,909	490,809
CWGS Group LLC Term Loan
(Floating, ICE LIBOR USD 1M + 2.50%, 0.75% Floor), 3.25%, 06/03/28†	137,870	136,991
Energizer Holdings, Inc. 2020 Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%, 0.50% Floor), 2.75%, 12/22/27†	893,250	892,415
Entercom Media Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.60%, 11/18/24†	150,083	148,563
Focus Financial Partners LLC Tranche B-3 Term Loan
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 07/03/24†	273,620	271,757
Four Seasons Holdings, Inc. Term Loan 2013
(Floating, ICE LIBOR USD 1M + 2.00%), 2.10%, 11/30/23†	224,679	224,117
Froneri International Limited Facility B1
(Floating, ICE EURIBOR USD 6M + 2.38%), 2.38%, 01/29/27†	380,000	424,456
Garda World Security Corporation Term B-2 Loan
(Floating, ICE LIBOR USD 1M + 4.25%), 4.36%, 10/30/26†	405,369	405,328

See Notes to Financial Statements.

	Par	Value
Genesee & Wyoming, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.00%), 2.22%, 12/30/26†	$176,850	$175,966
Global Medical Response, Inc. 2020 Refinancing Term Loan
(Floating, ICE LIBOR USD 3M + 4.25%, 1.00% Floor), 5.25%, 10/02/25†	354,487	353,513
INEOS Styrolution Group GmbH 2026 Tranche B Euro Term Loan
(Floating, ICE EURIBOR USD 1M + 2.75%), 2.75%, 01/29/26†	450,000	509,202
IU Finance Management GmbH Facility B
(Floating, ICE EURIBOR USD 3M + 5.00%), 5.00%, 12/08/28†	690,000	781,637
Lakeshore Learning Materials LLC Initial Term loan
(Floating, ICE LIBOR USD 3M + 3.50%, 0.50% Floor), 4.00%, 09/29/28†	800,000	798,752
Leslie's Poolmart, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 3M + 2.50%, 0.50% Floor), 3.00%, 03/09/28†	797,990	796,354
Level 3 Financing, Inc. Tranche B 2027 Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 03/01/27†	574,212	567,752
Mister Car Wash Holdings, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.00%), 3.10%, 05/14/26†	370,269	368,741
Nexstar Broadcasting, Inc. Term B-4 Loan
(Floating, ICE LIBOR USD 1M + 2.50%), 2.60%, 09/18/26†	103,529	103,465
Pilot Travel Centers LLC Initial Tranche B Term Loan
0.00%, 08/04/28Σ	798,000	794,293
Prime Security Services Borrower LLC 2021 Refinancing Term B-1 Loan
(Floating, ICE LIBOR USD 1M + 2.75%, 0.75% Floor), 3.50%, 09/23/26†	403,842	403,933
Reynolds Consumer Products LLC Initial Term Loan
(Floating, ICE LIBOR USD 1M + 1.75%), 1.85%, 02/04/27†	71,265	70,979
Sedgwick Claims Management Services, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%), 3.35%, 12/31/25†	254,106	252,439
TransDigm, Inc. Tranche F Refinancing Term Loan
(Floating, ICE LIBOR USD 1M + 2.25%), 2.35%, 12/09/25†	797,964	788,141
	Par	Value
U.S. Renal Care, Inc. Initial Term Loan
(Floating, ICE LIBOR USD 1M + 5.00%), 5.08%, 06/26/26†	$296,962	$ 289,577
UFC Holdings LLC Term B-3 Loan
(Floating, ICE LIBOR USD 3M + 2.75%, 0.75% Floor), 3.50%, 04/29/26†	108,547	108,256
Univision Communications, Inc. 2020 Replacement First-Lien Term Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 0.75% Floor), 4.00%, 03/15/26†	529,878	531,741
Virgin Media Bristol LLC N Facility
(Floating, ICE LIBOR USD 1M + 2.50%), 2.61%, 01/31/28†	370,000	367,149
Whatabrands LLC Initial Term B Loan
(Floating, ICE LIBOR USD 1M + 3.25%, 0.50% Floor), 3.75%, 08/03/28†	510,000	508,927
Total Loan Agreements (Cost $15,510,374)		15,462,570
MORTGAGE-BACKED SECURITIES — 5.2%
510 Asset Backed Trust, Series 2021-NPL1, Class A1
(Step to 5.24% on 07/25/24), 2.24%, 06/25/61 144A STEP	108,467	107,746
BANK, Series 2018-BNK15, Class B
4.65%, 11/15/61† γ	260,000	290,141
BANK, Series 2021-BN35, Class AS
2.46%, 06/15/64	85,000	85,344
BPR Trust, Series 2021-NRD, Class B
(Floating, U.S. 30-Day Average SOFR + 2.12%, 2.12% Floor), 2.22%, 12/15/23 144A †	25,000	25,001
BPR Trust, Series 2021-NRD, Class C
(Floating, U.S. 30-Day Average SOFR + 2.42%, 2.42% Floor), 2.52%, 12/15/23 144A †	25,000	25,009
BPR Trust, Series 2021-NRD, Class D
(Floating, U.S. 30-Day Average SOFR + 3.72%, 3.72% Floor), 3.82%, 12/15/23 144A †	15,000	15,025
CAFL Issuer LLC, Series 2021-RTL1, Class A1
(Step to 4.24% on 04/30/25), 2.24%, 03/28/29 144A STEP	105,000	104,751
CIM Trust, Series 2021-NR2, Class A1
(Step to 5.57% on 04/25/24), 2.57%, 07/25/59 144A STEP	119,234	119,054
COMM Mortgage Trust, Series 2012-CR3, Class AM
3.42%, 10/15/45 144A	20,000	20,004
COMM Mortgage Trust, Series 2012-LC4, Class B
4.93%, 12/10/44	35,000	34,982
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Connecticut Avenue Securities Trust, Series 2019-R07, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.10%), 2.20%, 10/25/39 144A †	$ 158,044	$ 158,485
Connecticut Avenue Securities Trust, Series 2020-R01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.05%, 2.05% Floor), 2.15%, 01/25/40 144A †	279,791	281,111
Connecticut Avenue Securities Trust, Series 2021-R01, Class 1B1
(Floating, U.S. 30-Day Average SOFR + 3.10%), 3.15%, 10/25/41 144A †	790,000	795,925
Connecticut Avenue Securities Trust, Series 2021-R03, Class 1M2
(Floating, U.S. 30-Day Average SOFR + 1.65%, 1.65% Floor), 1.70%, 12/25/41 144A †	424,000	425,082
CSMC OA LLC, Series 2014-USA, Class F
4.37%, 09/15/37 144A	1,610,000	1,257,085
CSMC Trust, Series 2021-RPL1, Class A1
1.67%, 09/27/60 144A † γ	83,380	82,763
CSMC Trust, Series 2021-RPL3, Class M2
3.75%, 01/25/60 144A	100,000	107,564
CSMC Trust, Series 2021-RPL4, Class A1
1.80%, 12/27/60 144A † γ	132,544	132,653
CSMC, Series 2019-RIO, Class B
(Floating, ICE LIBOR USD 1M + 7.00%, 8.00% Floor), 8.00%, 12/15/22 144A †	1,120,000	1,090,195
Fannie Mae Connecticut Avenue Securities, Series 2017-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.85%), 2.95%, 11/25/29†	396,161	406,519
Fannie Mae Connecticut Avenue Securities, Series 2018-C01, Class 1M2
(Floating, ICE LIBOR USD 1M + 2.25%, 2.25% Floor), 2.35%, 07/25/30†	1,873,355	1,896,385
Fannie Mae Connecticut Avenue Securities, Series 2018-C04, Class 2M2
(Floating, ICE LIBOR USD 1M + 2.55%, 2.55% Floor), 2.65%, 12/25/30†	1,186,197	1,209,247
Fannie Mae Connecticut Avenue Securities, Series 2018-C05, Class 1B1
(Floating, ICE LIBOR USD 1M + 4.25%, 4.25% Floor), 4.35%, 01/25/31†	270,000	283,569
Federal Home Loan Mortgage Corporation
3.00%, 03/01/50	84,921	88,641
3.50%, 04/01/50	65,608	69,232
3.00%, 07/01/50	91,287	94,978
	Par	Value
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 2.30%), 2.40%, 01/25/50 144A †	$ 770,000	$ 770,952
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA2, Class M2
(Floating, ICE LIBOR USD 1M + 1.85%, 1.85% Floor), 1.95%, 02/25/50 144A †	510,008	512,204
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2020-DNA6, Class M2
(Floating, U.S. 30-Day Average SOFR + 2.00%), 2.05%, 12/25/50 144A †	310,000	311,929
Federal Home Loan Mortgage Corporation STACR REMIC Trust, Series 2021-DNA3, Class B1
(Floating, U.S. 30-Day Average SOFR + 3.50%), 3.55%, 10/25/33 144A †	610,000	633,341
Federal Home Loan Mortgage Corporation STACR Trust, Series 2018-HQA2, Class M2
(Floating, ICE LIBOR USD 1M + 2.30%), 2.40%, 10/25/48 144A †	1,110,000	1,124,140
Federal National Mortgage Association
3.00%, 08/01/46	95,083	99,736
3.00%, 12/01/47	297,939	311,558
3.50%, 08/01/49	150,524	158,532
4.00%, 08/01/49	144,758	154,050
3.50%, 09/01/49	256,331	270,420
4.00%, 10/01/49	207,587	220,914
3.00%, 03/01/50	147,161	153,692
3.00%, 05/01/50	170,150	176,818
3.50%, 06/01/50	48,053	50,683
3.00%, 07/01/50	49,781	51,772
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-DNA1, Class B1
(Floating, ICE LIBOR USD 1M + 4.95%, 4.95% Floor), 5.05%, 07/25/29†	760,000	822,199
FHLMC Structured Agency Credit Risk Debt Notes, Series 2017-HQA2, Class M2
(Floating, ICE LIBOR USD 1M + 2.65%), 2.75%, 12/25/29†	1,117,256	1,146,754
GCAT Trust, Series 2019-RPL1, Class A1
2.65%, 10/25/68 144A	58,452	59,366
Government National Mortgage Association
4.50%, 08/20/48	95,611	101,322
3.00%, 01/01/51 TBA	1,210,000	1,252,492

See Notes to Financial Statements.

	Par	Value
2.50%, 01/01/52 TBA	$ 575,000	$589,218
GS Mortgage Securities Corporation II, Series 2018-SRP5, Class C
(Floating, ICE LIBOR USD 1M + 4.00%, 3.75% Floor), 4.11%, 09/15/31 144A †	1,524,842	491,615
GS Mortgage Securities Trust, Series 2014-GC18, Class AS
4.38%, 01/10/47	45,000	46,436
GS Mortgage Securities Trust, Series 2014-GC18, Class B
4.89%, 01/10/47	25,000	24,841
Hawaii Hotel Trust, Series 2019-MAUI, Class F
(Floating, ICE LIBOR USD 1M + 2.75%, 2.75% Floor), 2.86%, 05/15/38 144A †	780,000	774,524
Hilton U.S.A. Trust, Series 2016-HHV, Class D
4.19%, 11/05/38 144A † γ	540,000	564,147
Impac Secured Assets Trust, Series 2006-2, Class 2M3
(Floating, ICE LIBOR USD 1M + 1.65%, 1.65% Floor, 11.50% Cap), 1.75%, 08/25/36†	254,137	257,739
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2007-LD12, Class AJ
6.50%, 02/15/51† γ	2,437	2,253
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2018-PHMZ, Class M
(Floating, ICE LIBOR USD 1M + 8.36%, 8.21% Floor), 8.47%, 06/15/35 144A †	1,500,000	120,150
Legacy Mortgage Asset Trust, Series 2020-RPL1, Class A2
3.25%, 09/25/59 144A	120,000	126,393
PMT Credit Risk Transfer Trust, Series 2021-1R, Class A
(Floating, ICE LIBOR USD 1M + 2.90%, 2.90% Floor), 3.00%, 02/27/24 144A †	132,933	134,851
PRPM LLC, Series 2021-1, Class A1
2.12%, 01/25/26 144A † γ	102,865	102,323
PRPM LLC, Series 2021-3, Class A1
(Step to 4.87% on 05/25/24), 1.87%, 04/25/26 144A STEP	88,403	87,953
PRPM LLC, Series 2021-5, Class A1
(Step to 4.79% on 07/25/24), 1.79%, 06/25/26 144A STEP	93,523	92,713
PRPM LLC, Series 2021-8, Class A1
1.74%, 09/25/26 144A † γ	91,401	91,152
Radnor RE, Ltd., Series 2021-1, Class M1C
(Floating, U.S. 30-Day Average SOFR + 2.70%, 2.70% Floor), 2.75%, 12/27/33 144A †	790,000	780,726
	Par	Value
RBS Commercial Funding, Inc. Trust, Series 2013-GSP, Class A
3.83%, 01/15/32 144A † γ	$ 100,000	$ 103,627
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M1
4.00%, 08/25/56 144A	440,000	443,833
Seasoned Credit Risk Transfer Trust, Series 2017-2, Class M2
4.00%, 08/25/56 144A	570,000	581,757
Seasoned Credit Risk Transfer Trust, Series 2020-2, Class M
4.25%, 11/25/59 144A	1,170,000	1,197,753
SFO Commercial Mortgage Trust, Series 2021-555, Class D
(Floating, ICE LIBOR USD 1M + 2.40%, 2.40% Floor), 2.51%, 05/15/38 144A †	760,000	762,671
Toorak Mortgage Corporation, Ltd., Series 2021-1, Class A1
(Step to 3.24% on 01/25/24), 2.24%, 06/25/24 144A STEP	100,000	99,734
UBS Commercial Mortgage Trust, Series 2017-C3, Class C
4.31%, 08/15/50† γ	410,000	412,922
UBS Commercial Mortgage Trust, Series 2018-C13, Class B
4.79%, 10/15/51	270,000	296,256
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Class BEC
4.81%, 05/10/63 144A † γ	123,000	118,247
Uniform Mortgage Backed Securities
2.00%, 01/01/52 TBA	675,000	673,312
2.50%, 01/01/52 TBA	3,925,000	4,006,720
3.00%, 01/01/52 TBA	1,320,000	1,368,211
Wells Fargo Commercial Mortgage Trust, Series 2013-LC12, Class B
4.31%, 07/15/46† γ	25,000	24,852
Wells Fargo Commercial Mortgage Trust, Series 2016-C36, Class B
3.67%, 11/15/59	25,000	24,458
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class AS
4.09%, 06/15/45	45,000	45,049
WFRBS Commercial Mortgage Trust, Series 2012-C7, Class C
4.79%, 06/15/45† γ	40,000	30,979
WFRBS Commercial Mortgage Trust, Series 2013-C15, Class B
4.50%, 08/15/46† γ	35,000	34,682
WFRBS Commercial Mortgage Trust, Series 2014-C20, Class B
4.38%, 05/15/47	35,000	35,624
Total Mortgage-Backed Securities (Cost $34,513,938)		32,137,086

See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
PURCHASED OPTIONS — 0.0%
Put Options — 0.0%
Euro Bund 2/2022, Strike Price $171.00, Expires 01/21/22 (CITI)	3	$514,110	$2,528
Euro Bund 2/2022, Strike Price $172.00, Expires 01/21/22 (CITI)	2	342,740	2,869
Total Purchased Options (Premiums paid $2,262)			5,397

	Par
U.S. TREASURY OBLIGATIONS — 23.2%
U.S. Treasury Bonds
3.50%, 02/15/39	$ 3,540,000	4,453,348
4.25%, 05/15/39	30,000	41,242
3.88%, 08/15/40	20,000	26,443
1.75%, 08/15/41	1,321,000	1,285,292
2.00%, 11/15/41	40,000	40,597
2.75%, 08/15/42	90,000	102,913
2.88%, 05/15/43	2,045,000	2,385,141
3.00%, 05/15/45	250,000	300,195
3.00%, 11/15/45	920,000	1,109,678
2.50%, 05/15/46	820,000	910,072
2.25%, 08/15/46	960,000	1,019,437
2.88%, 11/15/46	1,520,000	1,805,297
3.00%, 05/15/47	60,000	73,125
2.75%, 08/15/47	90,000	105,180
3.13%, 05/15/48	40,000	50,200
3.00%, 08/15/48	630,000	774,211
3.38%, 11/15/48	770,000	1,011,738
1.25%, 05/15/50	50,000	42,684
1.38%, 08/15/50	3,730,000	3,284,440
2.38%, 05/15/51	870,000	965,428
2.00%, 08/15/51	4,716,000	4,830,952
		24,617,613
U.S. Treasury Notes
1.88%, 01/31/22	710,000	710,980
2.00%, 02/15/22	90,000	90,205
1.63%, 08/15/22	23,540,000	23,742,109
1.38%, 10/15/22	5,859,000	5,906,376
0.13%, 12/31/22	2,310,000	2,302,985
0.13%, 02/28/23	1,795,000	1,787,953
0.13%, 06/30/23	615,000	610,916
2.88%, 09/30/23	9,510,000	9,874,426
2.88%, 10/31/23	2,975,000	3,092,954
0.50%, 11/30/23Δ	610,000	607,784
2.75%, 02/15/24	5,655,000	5,891,361
2.38%, 02/29/24	10,000	10,342
1.50%, 10/31/24	570,000	579,129
2.25%, 11/15/24	20,520,000	21,281,484
2.00%, 02/15/25	70,000	72,133
2.88%, 05/31/25	315,000	334,146
0.38%, 11/30/25	26,242,000	25,464,991
1.63%, 02/15/26	6,460,000	6,575,069
	Par	Value
1.63%, 05/15/26	$ 340,000	$ 345,937
2.00%, 11/15/26	870,000	900,654
1.25%, 11/30/26Δ	200,000	200,031
0.88%, 11/15/30	8,550,000	8,139,867
1.25%, 08/15/31	730,000	714,773
1.38%, 11/15/31Δ	550,000	543,770
		119,780,375
Total U.S. Treasury Obligations (Cost $142,164,221)		144,397,988

	Shares
COMMON STOCKS — 0.2%
Communication Services — 0.1%
Altice U.S.A., Inc. Class A*	10,645	172,236
Comcast Corporation Class A	473	23,806
T-Mobile US, Inc.*	5,206	603,792
		799,834
Consumer Discretionary — 0.0%
Home Depot, Inc. (The)	37	15,355
Starbucks Corporation	184	21,523
		36,878
Consumer Staples — 0.0%
Coca-Cola Co. (The)	390	23,092
Procter & Gamble Co. (The)	141	23,065
Walmart, Inc.	140	20,256
		66,413
Energy — 0.0%
Berry Corporation	2,492	20,983
Chevron Corporation	194	22,766
Hercules Offshore, Inc.Ψ ††† Δ *	46,644	—
Whiting Petroleum Corporation*	255	16,493
Williams Cos., Inc. (The)	562	14,635
		74,877
Financials — 0.0%
BlackRock, Inc.	21	19,227
Morgan Stanley	203	19,926
		39,153
Health Care — 0.0%
Abbott Laboratories	147	20,689
Anthem, Inc.	43	19,932
UnitedHealth Group, Inc.	28	14,060
		54,681
Industrials — 0.0%
Cummins, Inc.	87	18,978
Deere & Co.	57	19,545
Lockheed Martin Corporation	65	23,102
Union Pacific Corporation	85	21,414
United Parcel Service, Inc. Class B	96	20,576
		103,615
Information Technology — 0.1%
Apple, Inc.	144	25,570
Automatic Data Processing, Inc.	44	10,849

See Notes to Financial Statements.

	Shares	Value
Broadcom, Inc.	19	$ 12,643
Cisco Systems, Inc.	367	23,257
Corning, Inc.	3,787	140,990
Microsoft Corporation	61	20,515
Texas Instruments, Inc.	63	11,874
		245,698
Materials — 0.0%
Newmont Corporation	389	24,126
Real Estate — 0.0%
American Tower Corporation REIT	75	21,938
Utilities — 0.0%
Duke Energy Corporation	205	21,504
NextEra Energy, Inc.	241	22,500
		44,004
Total Common Stocks (Cost $4,203,977)		1,511,217
FOREIGN COMMON STOCKS — 0.0%
Ireland — 0.0%
Accenture PLC Class A	55	22,800
Jersey — 0.0%
Clarivate PLC*	59	1,388
Total Foreign Common Stocks (Cost $16,244)		24,188
PREFERRED STOCKS — 0.1%
Bank of America Corporation
7.25% CONV	387	559,370
El Paso Energy Capital Trust I
4.75%, 03/31/28 CONV	2,799	141,601
	Shares	Value
Wells Fargo & Co.
7.50%, 02/27/20 CONV	69	$ 102,847
Total Preferred Stocks (Cost $592,008)		803,818
FOREIGN PREFERRED STOCK — 0.0%
Jersey — 0.0%
Clarivate PLC
5.25%, 06/01/24 CONV Δ (Cost $128,000)	1,280	116,301
MUTUAL FUNDS — 1.1%
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF (Cost $7,572,406)	238,000	6,806,800
MONEY MARKET FUNDS — 7.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	33,009,006	33,009,006
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø §	12,778,817	12,778,817
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	217,087	217,087
Total Money Market Funds (Cost $46,004,910)		46,004,910
TOTAL INVESTMENTS —101.6% (Cost $635,296,025)		632,780,429
Liabilities in Excess of Other Assets — (1.6)%		(9,786,657)
NET ASSETS — 100.0%		$622,993,772
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
30-Year Euro Buxl	03/2022	13	$ 3,059,855	$(166,531)
Euro-Bobl	03/2022	(30)	(4,550,812)	38,029
Euro-BTP Italian Government Bond	03/2022	(1)	(167,371)	3,543
Euro-Bund	03/2022	(16)	(3,121,676)	59,698
Euro-Schatz	03/2022	70	8,928,231	(15,190)
10-Year Japanese E-Mini	03/2022	184	24,251,274	(98,891)
10-Year Commonwealth Treasury Bond	03/2022	19	1,923,773	1,853
3-Year Commonwealth Treasury Bond	03/2022	170	14,118,487	15,552
10-Year Bond	03/2022	18	2,029,456	50,347
10-Year U.S. Treasury Note	03/2022	58	7,567,188	86,357
Long GILT	03/2022	31	5,240,811	4,935
U.S. Treasury Long Bond	03/2022	(42)	(6,738,375)	71,614
Ultra 10-Year U.S. Treasury Note	03/2022	(87)	(12,740,063)	(117,482)
Ultra Long U.S. Treasury Bond	03/2022	(57)	(11,236,125)	(235,325)
2-Year U.S. Treasury Note	04/2022	209	45,597,922	(38,187)
5-Year U.S. Treasury Note	04/2022	(375)	(45,366,211)	13,505
3-Month Euribor	12/2022	3	856,565	779
90-Day Eurodollar	12/2022	157	38,839,838	(94,200)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
90-Day Eurodollar	12/2023	146	$ 35,919,650	$(344,925)
Total Futures Contracts outstanding at December 31, 2021			$104,412,417	$(764,519)
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/22	U.S. Dollars	255,648,538	Euro	220,893,694	SS	$4,062,140
01/19/22	U.S. Dollars	1,258,808	Turkish Lira	11,970,755	RBC	369,164
01/19/22	U.S. Dollars	16,886,594	Euro	14,564,810	CITI	298,034
01/19/22	U.S. Dollars	15,669,996	Euro	13,535,373	UBS	253,911
01/19/22	U.S. Dollars	6,473,104	Norwegian Kroner	55,320,604	SS	193,523
01/19/22	U.S. Dollars	11,502,519	Canadian Dollars	14,339,064	SS	167,070
01/19/22	U.S. Dollars	11,653,971	Japanese Yen	1,321,688,511	SS	162,253
01/19/22	U.S. Dollars	4,520,240	Swedish Kronor	39,552,963	SC	142,414
01/19/22	U.S. Dollars	18,583,923	British Pounds	13,639,192	SS	123,449
01/18/22	U.S. Dollars	2,368,949	Russian Rubles	169,920,000	CITI	109,511
01/19/22	U.S. Dollars	8,494,449	Australian Dollars	11,537,099	SC	100,113
01/19/22	U.S. Dollars	4,037,615	Euro	3,458,476	BNP	98,592
01/19/22	U.S. Dollars	4,957,754	Euro	4,280,587	RBC	82,390
01/19/22	U.S. Dollars	1,620,089	Swedish Kronor	13,900,307	CITI	81,567
01/18/22	U.S. Dollars	2,357,668	South African Rand	36,380,000	CITI	80,693
01/19/22	U.S. Dollars	4,562,180	New Zealand Dollars	6,557,852	CITI	71,836
01/19/22	U.S. Dollars	5,488,084	New Zealand Dollars	7,910,548	SC	71,512
01/19/22	U.S. Dollars	2,233,112	Swedish Kronor	19,532,304	BNP	71,225
01/18/22	U.S. Dollars	5,836,422	Russian Rubles	434,043,000	GSC	64,920
01/19/22	U.S. Dollars	1,470,512	Australian Dollars	1,953,017	BNP	49,507
01/19/22	U.S. Dollars	4,617,483	Japanese Yen	525,590,556	BNP	47,618
01/19/22	Swiss Francs	2,181,897	U.S. Dollars	2,354,785	SS	40,945
01/19/22	U.S. Dollars	694,905	South African Rand	10,538,726	SS	35,398
01/18/22	Mexican Pesos	25,706,691	U.S. Dollars	1,216,868	CITI	34,702
01/19/22	U.S. Dollars	2,233,968	Australian Dollars	3,025,782	RBC	32,424
01/18/22	U.S. Dollars	2,308,915	Euro	2,000,000	CITI	31,066
01/19/22	U.S. Dollars	1,043,217	Norwegian Kroner	8,916,706	UBS	31,060
01/19/22	U.S. Dollars	1,543,785	Russian Rubles	113,882,449	SC	29,613
01/19/22	U.S. Dollars	751,396	Hungarian Forint	234,839,935	UBS	28,924
01/18/22	Indian Rupees	301,423,535	U.S. Dollars	4,013,095	CITI	28,528
01/19/22	U.S. Dollars	2,433,022	Japanese Yen	276,846,790	CITI	25,915
01/19/22	U.S. Dollars	567,125	Norwegian Kroner	4,775,489	BNP	25,047
01/19/22	U.S. Dollars	1,627,684	Canadian Dollars	2,028,920	BNP	23,764
01/19/22	U.S. Dollars	1,477,921	Canadian Dollars	1,841,039	CITI	22,526
01/19/22	Mexican Pesos	17,444,985	U.S. Dollars	826,997	BNP	22,191
01/19/22	Swiss Francs	1,824,717	U.S. Dollars	1,982,255	CITI	21,291
01/19/22	U.S. Dollars	985,327	Australian Dollars	1,325,987	CITI	20,546
01/19/22	U.S. Dollars	546,389	Hungarian Forint	170,955,840	SC	20,453
01/18/22	Hungarian Forint	639,305,000	U.S. Dollars	1,946,785	CITI	20,190
01/19/22	U.S. Dollars	2,116,715	British Pounds	1,550,589	BNP	18,011
01/18/22	U.S. Dollars	599,060	Australian Dollars	800,000	CITI	16,986
01/19/22	British Pounds	603,440	U.S. Dollars	799,808	SC	16,940
01/19/22	U.S. Dollars	1,069,100	Polish Zloty	4,248,028	SS	16,168
01/19/22	Mexican Pesos	11,128,938	U.S. Dollars	527,666	RBC	14,070

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/22	U.S. Dollars	457,374	Australian Dollars	609,385	UBS	$ 13,988
01/19/22	U.S. Dollars	1,639,803	British Pounds	1,202,559	RBC	12,155
01/19/22	U.S. Dollars	753,736	Canadian Dollars	938,880	RBC	11,524
01/19/22	U.S. Dollars	288,290	Russian Rubles	20,871,183	BNP	10,789
01/19/22	Canadian Dollars	977,109	U.S. Dollars	763,764	CITI	8,669
01/18/22	U.S. Dollars	3,991,475	Taiwan Dollars	110,204,629	CITI	8,353
01/19/22	New Zealand Dollars	1,134,996	U.S. Dollars	769,014	CITI	8,150
01/19/22	Euro	765,567	U.S. Dollars	864,611	CITI	7,329
01/19/22	Euro	582,366	U.S. Dollars	656,072	BNP	7,213
01/19/22	Brazilian Reals	4,521,270	U.S. Dollars	801,257	SC	6,714
01/19/22	Swedish Kronor	7,319,859	U.S. Dollars	803,629	SS	6,552
01/19/22	U.S. Dollars	359,144	New Zealand Dollars	516,418	RBC	5,538
01/19/22	Euro	674,626	U.S. Dollars	763,000	SC	5,365
01/19/22	U.S. Dollars	156,326	Swedish Kronor	1,365,893	RBC	5,145
01/19/22	Czech Republic Koruna	16,304,593	U.S. Dollars	740,774	CITI	4,117
01/19/22	Czech Republic Koruna	9,393,086	U.S. Dollars	425,203	SC	3,929
01/19/22	Polish Zloty	417,611	U.S. Dollars	99,769	SC	3,742
01/19/22	Swedish Kronor	10,434,759	U.S. Dollars	1,151,438	CITI	3,508
01/19/22	Australian Dollars	137,992	U.S. Dollars	97,275	SC	3,128
01/19/22	U.S. Dollars	146,151	Euro	125,897	SC	2,761
01/19/22	Norwegian Kroner	728,807	U.S. Dollars	79,990	SC	2,738
01/19/22	U.S. Dollars	907,387	Canadian Dollars	1,144,552	SC	2,585
01/19/22	Mexican Pesos	2,140,706	U.S. Dollars	101,647	CITI	2,559
01/19/22	Brazilian Reals	1,467,624	U.S. Dollars	260,140	CITI	2,131
01/19/22	U.S. Dollars	75,601	Polish Zloty	300,000	UBS	1,241
01/19/22	U.S. Dollars	154,441	British Pounds	113,248	CITI	1,161
01/19/22	Swiss Francs	142,513	U.S. Dollars	155,487	SC	993
01/19/22	Swiss Francs	48,044	U.S. Dollars	51,815	BNP	937
01/19/22	U.S. Dollars	95,526	Japanese Yen	10,879,284	SC	934
01/18/22	Brazilian Reals	593,000	U.S. Dollars	105,261	CITI	736
01/19/22	Czech Republic Koruna	2,300,136	U.S. Dollars	104,441	RBC	643
01/19/22	U.S. Dollars	35,458	Polish Zloty	140,864	BNP	543
01/19/22	British Pounds	69,049	U.S. Dollars	93,408	SS	49
01/19/22	U.S. Dollars	10	Chilean Pesos	7,984	CITI	—*
Subtotal Appreciation						$7,434,119
01/19/22	U.S. Dollars	240	South Korean Won	288,311	SC	$ (2)
01/19/22	South African Rand	1,403	U.S. Dollars	93	RBC	(5)
01/19/22	U.S. Dollars	521	Mexican Pesos	10,990	SS	(14)
01/19/22	U.S. Dollars	20,452	Czech Republic Koruna	450,000	UBS	(106)
01/19/22	U.S. Dollars	101,308	British Pounds	75,066	SS	(292)
01/19/22	U.S. Dollars	95,142	New Zealand Dollars	140,145	SS	(820)
01/19/22	U.S. Dollars	139,133	Euro	123,313	SS	(1,314)
01/19/22	South African Rand	435,791	U.S. Dollars	28,743	BNP	(1,472)
01/18/22	U.S. Dollars	79,665	Mexican Pesos	1,667,393	GSC	(1,515)
01/19/22	Polish Zloty	388,709	U.S. Dollars	97,866	CITI	(1,519)
01/19/22	Japanese Yen	10,972,867	U.S. Dollars	96,946	SS	(1,540)
01/19/22	Euro	433,855	British Pounds	366,387	SC	(1,762)
01/19/22	U.S. Dollars	99,798	Swiss Francs	92,618	SS	(1,897)
01/19/22	Polish Zloty	544,827	U.S. Dollars	137,001	SC	(1,959)
01/19/22	U.S. Dollars	99,451	British Pounds	75,112	SC	(2,212)
01/19/22	U.S. Dollars	435,892	Euro	385,133	SC	(2,755)
01/19/22	New Zealand Dollars	112,256	U.S. Dollars	80,412	SC	(3,547)
01/19/22	U.S. Dollars	135,444	Mexican Pesos	2,858,984	BNP	(3,726)
01/19/22	Euro	200,000	U.S. Dollars	231,639	RBC	(3,849)
01/19/22	U.S. Dollars	119,456	Brazilian Reals	690,429	BNP	(3,926)
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/22	Australian Dollars	275,151	U.S. Dollars	204,364	SC	$ (4,165)
01/19/22	Hungarian Forint	36,669,187	U.S. Dollars	117,244	RBC	(4,433)
01/19/22	British Pounds	500,000	U.S. Dollars	681,798	RBC	(5,054)
01/18/22	Australian Dollars	3,163,635	U.S. Dollars	2,307,153	CITI	(5,316)
01/19/22	British Pounds	588,908	U.S. Dollars	802,405	UBS	(5,325)
01/19/22	British Pounds	612,588	U.S. Dollars	834,529	SS	(5,398)
01/18/22	Euro	782,670	Polish Zloty	3,620,000	CITI	(5,928)
01/19/22	U.S. Dollars	412,756	Swiss Francs	382,246	CITI	(6,952)
01/19/22	Canadian Dollars	500,526	U.S. Dollars	404,868	UBS	(9,187)
01/19/22	U.S. Dollars	1,199,103	Euro	1,060,918	CITI	(9,227)
01/19/22	Norwegian Kroner	3,096,314	U.S. Dollars	362,281	BNP	(10,810)
01/19/22	Polish Zloty	3,151,405	U.S. Dollars	793,114	SS	(11,994)
01/19/22	Canadian Dollars	738,857	U.S. Dollars	598,048	BNP	(13,960)
01/19/22	Japanese Yen	115,825,811	U.S. Dollars	1,021,229	UBS	(14,155)
01/19/22	Canadian Dollars	1,080,875	U.S. Dollars	868,755	SS	(14,292)
01/19/22	Polish Zloty	3,706,086	U.S. Dollars	933,191	RBC	(14,587)
01/19/22	U.S. Dollars	742,525	British Pounds	559,805	CITI	(15,164)
01/19/22	Euro	684,073	U.S. Dollars	794,656	CITI	(15,532)
01/19/22	Swiss Francs	6,078,943	U.S. Dollars	6,690,609	BNP	(15,909)
01/19/22	U.S. Dollars	837,849	Australian Dollars	1,174,977	BNP	(17,058)
01/18/22	South Korean Won	3,422,044,000	U.S. Dollars	2,893,759	CITI	(17,172)
01/19/22	British Pounds	895,932	U.S. Dollars	1,230,151	CITI	(17,519)
01/19/22	New Zealand Dollars	929,524	U.S. Dollars	655,919	CITI	(19,448)
01/19/22	U.S. Dollars	1,146,396	Swiss Francs	1,062,973	UBS	(20,752)
01/18/22	Russian Rubles	105,720,000	U.S. Dollars	1,427,383	GSC	(21,616)
01/18/22	Hungarian Forint	629,506,000	Euro	1,721,421	CITI	(23,742)
01/18/22	U.S. Dollars	5,868,246	Chinese Offshore Yuan	37,511,000	CITI	(24,530)
01/19/22	U.S. Dollars	2,070,489	Czech Republic Koruna	45,900,141	BNP	(26,501)
01/19/22	U.S. Dollars	1,065,811	Mexican Pesos	22,528,873	SC	(30,851)
01/19/22	Canadian Dollars	1,649,951	U.S. Dollars	1,335,388	CITI	(31,053)
01/19/22	Swedish Kronor	6,913,838	U.S. Dollars	804,922	UBS	(39,680)
01/19/22	South African Rand	11,639,916	U.S. Dollars	768,669	SC	(40,250)
01/19/22	U.S. Dollars	4,067,400	New Zealand Dollars	6,000,000	UBS	(40,966)
01/18/22	British Pounds	3,769,249	U.S. Dollars	5,143,676	GSC	(42,032)
01/19/22	Australian Dollars	4,202,672	U.S. Dollars	3,101,433	BNP	(43,590)
01/19/22	Hungarian Forint	373,386,382	U.S. Dollars	1,192,872	SS	(44,169)
01/19/22	U.S. Dollars	2,266,568	Chinese Yuan	14,763,741	SS	(49,729)
01/19/22	Norwegian Kroner	15,996,502	U.S. Dollars	1,867,108	SC	(51,305)
01/19/22	Norwegian Kroner	14,916,230	U.S. Dollars	1,745,813	CITI	(52,635)
01/18/22	Canadian Dollars	9,608,964	U.S. Dollars	7,650,145	CITI	(53,969)
01/19/22	Russian Rubles	173,934,394	U.S. Dollars	2,375,660	SC	(63,039)
01/19/22	New Zealand Dollars	2,498,746	U.S. Dollars	1,775,305	BNP	(64,345)
01/19/22	Australian Dollars	5,867,449	U.S. Dollars	4,334,613	CITI	(65,487)
01/19/22	British Pounds	10,512,411	U.S. Dollars	14,302,648	SC	(74,232)
01/19/22	Japanese Yen	637,956,674	U.S. Dollars	5,629,207	CITI	(82,349)
01/19/22	Japanese Yen	660,162,753	U.S. Dollars	5,827,590	RBC	(87,656)
01/19/22	New Zealand Dollars	8,324,722	U.S. Dollars	5,788,029	SS	(87,861)
01/19/22	Euro	4,922,992	U.S. Dollars	5,696,926	BNP	(89,895)
01/19/22	U.S. Dollars	6,061,199	Swiss Francs	5,612,131	RBC	(100,940)
01/19/22	Swedish Kronor	27,790,863	U.S. Dollars	3,177,120	SS	(101,154)
01/18/22	U.S. Dollars	11,430,449	Euro	10,132,000	CITI	(109,132)
01/19/22	Canadian Dollars	10,543,869	U.S. Dollars	8,453,609	SC	(118,371)
01/19/22	Japanese Yen	1,118,624,798	U.S. Dollars	9,847,437	SC	(121,302)
01/19/22	Australian Dollars	11,902,147	U.S. Dollars	8,783,547	SS	(123,604)
01/19/22	Swedish Kronor	33,209,674	U.S. Dollars	3,801,129	CITI	(125,395)
01/19/22	Norwegian Kroner	43,623,989	U.S. Dollars	5,106,112	RBC	(154,244)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
01/19/22	U.S. Dollars	9,648,760	Swiss Francs	8,949,976	SC	$ (178,345)
01/18/22	Japanese Yen	3,079,952,000	U.S. Dollars	27,133,129	CITI	(354,012)
01/19/22	Turkish Lira	11,918,698	U.S. Dollars	1,260,272	SS	(374,496)
01/19/22	Euro	26,860,624	U.S. Dollars	31,087,817	SS	(494,967)
01/18/22	Euro	40,566,940	U.S. Dollars	47,026,110	CITI	(823,437)
01/19/22	Euro	47,514,435	U.S. Dollars	54,990,831	UBS	(874,368)
01/19/22	Euro	138,800,104	U.S. Dollars	160,640,602	SC	(2,554,524)
Subtotal Depreciation						$(8,153,342)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$ (719,223)
* Amount rounds to less than one dollar.
Swap Agreements outstanding at December 31, 2021:
Reference Obligation	Fixed Deal (Pay) Rate	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swaps on Credit Indexes—Buy Protection
iTraxx Europe & Crossover Series 35 (Pay Quarterly)	(5.00)%	12/20/2026	EUR	14,077,000	$(1,926,633)	$(1,909,386)	$(17,247)
					$(1,926,633)	$(1,909,386)	$(17,247)

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
US CPI Urban Consumers (Upon termination)	2.50% (Upon termination)	4/28/2026	USD	3,690,000	$(225,429)	$(263,537)	$38,108
					$(225,429)	$(263,537)	$38,108
See Notes to Financial Statements.

GLOBAL BOND FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Asset-Backed Securities	$ 14,131,270	$ —	$ 14,131,270	$ —
Common Stocks	1,511,217	1,511,217	—	—
Corporate Bonds	124,294,896	—	124,294,896	—
Foreign Bonds:
South Korea	391,275	—	61,058	330,217
Other ^^	246,692,713	—	246,692,713	—
Total Foreign Bonds	247,083,988	—	246,753,771	330,217
Foreign Common Stocks	24,188	24,188	—	—
Foreign Preferred Stock	116,301	116,301	—	—
Loan Agreements	15,462,570	—	15,462,570	—
Money Market Funds	46,004,910	46,004,910	—	—
Mortgage-Backed Securities	32,137,086	—	32,137,086	—
Mutual Funds	6,806,800	6,806,800	—	—
Preferred Stocks	803,818	803,818	—	—
Purchased Options:
Put Options	5,397	5,397	—	—
U.S. Treasury Obligations	144,397,988	—	144,397,988	—
Total Assets - Investments in Securities	$632,780,429	$55,272,631	$577,177,581	$330,217
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 7,434,119	$ —	$ 7,434,119	$ —
Futures Contracts	346,212	346,212	—	—
Swap Agreements	38,108	—	38,108	—
Total Assets - Other Financial Instruments	$ 7,818,439	$ 346,212	$ 7,472,227	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (8,153,342)	$ —	$ (8,153,342)	$ —
Futures Contracts	(1,110,731)	(1,110,731)	—	—
Swap Agreements	(17,247)	—	(17,247)	—
Total Liabilities - Other Financial Instruments	$ (9,281,320)	$ (1,110,731)	$ (8,170,589)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.

See Notes to Financial Statements.

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STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2021
	Money Market Fund	Low-Duration Bond Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,146,985,819	$1,071,356,879
Investments in repurchase agreements, at value	496,000,000	—
Investments in securities of affiliated issuers, at value	—	28,508,385
Total investments, at value(1), (2)	1,642,985,819	1,099,865,264
Cash	—	4,524
Cash collateral for derivatives	—	1,694,766
Deposits with broker for futures contracts	—	2,188,232
Foreign currency(3)	—	1,093,112
Upfront premiums paid from swap agreements	—	—
Receivables:
Dividends and reclaims	—	1,055
Interest	196,128	2,880,844
Securities lending	—	5,544
From advisor	44,218	—
Investment securities sold	—	7,153,360
Fund shares sold	20,451,813	148,856
Variation margin on centrally cleared swaps	—	—
Variation margin on futures contracts	—	—
Unrealized appreciation on foreign currency exchange contracts	—	393,338
Unrealized appreciation on swap agreements	—	3,039
Prepaid expenses and other assets	28,907	21,455
Total Assets	1,663,706,885	1,115,453,389
Liabilities
TBA sale commitments, at value(4)	—	—
Options written, at value(5)	—	29,906
Upfront premiums received from swap agreements	—	1,038,272
Unrealized depreciation on foreign currency exchange contracts	—	832,952
Unrealized depreciation on swap agreements	—	—
Collateral held for securities on loan, at value	—	8,092,328
Collateral from counterparty	—	176,296
Payables:
Investment securities purchased	53,859,061	31,802,452
Fund shares redeemed	5,754,525	31,571
Variation margin on centrally cleared swaps	—	9,332
Variation margin on futures contracts	—	57,576
Accrued expenses:
Investment advisory fees	—	264,136
Shareholder servicing fees	96,774	50,580
Trustee fees	1,941	616
Other expenses	132,801	168,098
Total Liabilities	59,845,102	42,554,115
Net Assets	$1,603,861,783	$1,072,899,274
Net Assets Consist of:
Paid-in-capital	$1,603,852,602	$1,078,603,286
Distributable earnings (loss)	9,181	(5,704,012)
Net Assets	$1,603,861,783	$1,072,899,274
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,154,219,213	$ 835,297,137
Institutional shares outstanding	1,154,180,997	62,222,671
Net asset value, offering and redemption price per Institutional share	$ 1.00	$ 13.42
Net assets applicable to the Investor Class	$ 449,642,570	$ 237,602,137
Investor shares outstanding	449,583,791	17,685,327
Net asset value, offering and redemption price per Investor share	$ 1.00	$ 13.43

(1)Investments in securities of unaffiliated issuers, at cost	$1,146,985,819	$1,072,880,889
Investments in repurchase agreements, at cost	496,000,000	—
Investments in securities of affiliated issuers, at cost	—	28,508,385
Total investments, at cost	$1,642,985,819	$1,101,389,274
(2)Includes securities loaned of:	$ —	$ 10,974,907
(3)Foreign currency, at cost	$ —	$ 1,080,366
(4)TBA sale commitments, at cost	$ —	$ —
(5)Premiums received on options written	$ —	$ 105,645

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$2,327,197,777	$599,771,423
166,900,000	—
133,664,253	33,009,006
2,627,762,030	632,780,429
—	199,457
20,370,514	7,478,985
5,775,382	1,825,869
7,542,522	7,704,275
6,932,856	—

129,097	48,283
11,695,409	4,976,248
10,311	2,841
—	—
279,935,948	—
231,524	233,384
—	5,331
311,199	—
580,030	7,434,119
4,754	—
33,795	14,004
2,961,315,371	662,703,225

64,070,311	—
928,304	—
1,797,590	2,172,924
2,376,296	8,153,342
263,626	—
27,825,685	12,778,817
9,419,392	5,830,000

443,527,200	10,136,660
721,605	43,603
333,855	—
—	175,882

645,155	248,131
97,448	25,576
883	338
340,711	144,180
552,348,061	39,709,453
$2,408,967,310	$622,993,772

$2,398,206,139	$633,794,439
10,761,171	(10,800,667)
$2,408,967,310	$622,993,772

$1,950,665,531	$502,292,045
129,670,832	51,425,088
$ 15.04	$ 9.77
$ 458,301,779	$120,701,727
30,455,884	12,410,557
$ 15.05	$ 9.73

$2,301,731,164	$602,287,019
166,900,000	—
133,664,253	33,009,006
$2,602,295,417	$635,296,025
$ 56,108,216	$ 20,294,920
$ 7,596,950	$ 7,846,299
$ 63,990,125	$ —
$ 1,096,830	$ —
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2021
	Money Market Fund	Low-Duration Bond Fund
Investment Income
Dividends	$ —	$ —
Interest	1,298,157	12,663,066
Securities lending, net	—	98,668
Less foreign taxes withheld	—	(8,800)
Total Investment Income	1,298,157	12,752,934
Expenses
Investment advisory fees	1,906,920	3,112,327
Transfer agent fees:
Institutional shares	4,552	5,019
Investor shares	39,533	20,063
Custodian fees	19,542	128,173
Shareholder servicing fees:
Investor shares	1,169,500	600,946
Accounting and administration fees	304,832	155,199
Professional fees	92,982	130,984
Shareholder reporting fees:
Institutional shares	—	2,153
Investor shares	—	15,404
Trustees expenses	11,133	4,401
Line of credit facility fees	6,245	3,892
Other expenses	118,924	110,059
Total Expenses	3,674,163	4,288,620
Expenses waived/reimbursed(1)	(2,376,006)	—
Net Expenses	1,298,157	4,288,620
Net Investment Income	—	8,464,314
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	20,629	1,661,521
Investment securities sold short	—	—
Futures transactions	—	1,507,865
Swap agreements	—	(1,327,157)
Option contracts written	—	214,115
Option contracts purchased	—	(8,539)
Forward foreign currency contracts	—	1,588,941
Foreign currency	—	137,265
Net realized gain (loss)	20,629	3,774,011
Net change in unrealized appreciation (depreciation) on:
Investment securities	—	(17,263,413)
Investment securities sold short	—	—
Futures	—	(2,231,095)
Swap agreements	—	1,033,875
Option contracts written	—	57,046
Option contracts purchased	—	1,458
Forward foreign currency contracts	—	1,618,670
Foreign currency	—	7,241
Net change in unrealized appreciation (depreciation)	—	(16,776,218)
Net Realized and Unrealized Gain (Loss)	20,629	(13,002,207)
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 20,629	$ (4,537,893)

(1)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Medium-Duration Bond Fund	Global Bond Fund

$ —	$ 308,631
46,490,800	19,525,232
145,156	86,437
(5,532)	(70,257)
46,630,424	19,850,043

7,486,411	2,882,185

5,278	4,846
46,560	28,565
335,001	177,127

1,136,899	297,424
377,636	95,580
116,636	122,516

1,517	1,483
6,394	4,896
5,947	2,499
6,540	2,682
206,354	129,397
9,731,173	3,749,200
—	—
9,731,173	3,749,200
36,899,251	16,100,843

(656,772)	6,128,089
1,190,090	—
(9,902,557)	3,997,426
320,479	(817,277)
3,852,411	—
(3,848,072)	(209,494)
2,472,569	(5,852,985)
180,297	(419,820)
(6,391,555)	2,825,939

(74,345,915)	(33,682,849)
(4,443)	—
343,810	(968,762)
(1,961,832)	20,861
(33,984)	—
(21,609)	3,134
(387,054)	1,725,567
(201,618)	(230,638)
(76,612,645)	(33,132,687)
(83,004,200)	(30,306,748)
$(46,104,949)	$(14,205,905)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Money Market Fund
	For the Year Ended
	12/31/21	12/31/20

Operations:
Net investment income	$ —	$ 5,470,866
Net realized gain (loss) on investment securities, foreign currency and derivatives	20,629	14,329
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	—	—
Net increase (decrease) in net assets resulting from operations	20,629	5,485,195
Distributions to Shareholders:
Institutional shares	—	(4,317,024)
Investor shares	—	(1,153,842)
Total distributions	—	(5,470,866)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	6,595,566,663	6,163,830,444
Investor shares	478,461,978	592,641,013
Reinvestment of dividends and distributions
Institutional shares	—	956,522
Investor shares	—	1,146,594
Total proceeds from shares sold and reinvested	7,074,028,641	6,758,574,573
Value of shares redeemed
Institutional shares	(6,609,506,460)	(5,900,852,959)
Investor shares	(503,905,897)	(510,679,541)
Total value of shares redeemed	(7,113,412,357)	(6,411,532,500)
Net increase (decrease) from capital share transactions(1)	(39,383,716)	347,042,073
Total increase (decrease) in net assets	(39,363,087)	347,056,402
Net Assets:
Beginning of Year	1,643,224,870	1,296,168,468
End of Year	$ 1,603,861,783	$ 1,643,224,870

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Low-Duration Bond Fund		Medium-Duration Bond Fund
For the Year Ended		For the Year Ended
12/31/21	12/31/20	12/31/21	12/31/20

$ 8,464,314	$ 13,748,439	$ 36,899,251	$ 38,500,778
3,774,011	11,196,237	(6,391,555)	68,842,443
(16,776,218)	7,711,659	(76,612,645)	52,899,798
(4,537,893)	32,656,335	(46,104,949)	160,243,019

(8,959,518)	(13,268,366)	(38,009,278)	(75,595,690)
(1,796,689)	(3,506,890)	(7,677,777)	(17,458,099)
(10,756,207)	(16,775,256)	(45,687,055)	(93,053,789)

167,502,457	176,339,136	459,996,914	364,783,068
56,105,985	89,879,934	136,555,002	178,590,044

8,907,777	13,190,460	37,771,638	75,272,959
1,796,053	3,502,365	7,443,560	17,182,553
234,312,272	282,911,895	641,767,114	635,828,624

(151,204,553)	(141,363,518)	(168,105,314)	(277,633,544)
(57,675,217)	(89,372,346)	(88,866,964)	(93,617,926)
(208,879,770)	(230,735,864)	(256,972,278)	(371,251,470)
25,432,502	52,176,031	384,794,836	264,577,154
10,138,402	68,057,110	293,002,832	331,766,384

1,062,760,872	994,703,762	2,115,964,478	1,784,198,094
$1,072,899,274	$1,062,760,872	$2,408,967,310	$2,115,964,478
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Bond Fund
	For the Year Ended
	12/31/21	12/31/20

Operations:
Net investment income	$ 16,100,843	$ 17,127,875
Net realized gain (loss) on investment securities, foreign currency and derivatives	2,825,939	(6,807,750)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(33,132,687)	20,298,840
Net increase (decrease) in net assets resulting from operations	(14,205,905)	30,618,965
Distributions to Shareholders:
Institutional shares	(18,325,938)	(7,088,527)
Investor shares	(4,199,565)	(1,604,868)
Total distributions	(22,525,503)	(8,693,395)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	81,970,787	46,411,542
Investor shares	32,131,805	36,929,960
Reinvestment of dividends and distributions
Institutional shares	18,310,684	7,083,831
Investor shares	4,112,049	1,575,516
Total proceeds from shares sold and reinvested	136,525,325	92,000,849
Value of shares redeemed
Institutional shares	(29,454,921)	(98,572,205)
Investor shares	(26,144,322)	(46,644,841)
Total value of shares redeemed	(55,599,243)	(145,217,046)
Net increase (decrease) from capital share transactions(1)	80,926,082	(53,216,197)
Total increase (decrease) in net assets	44,194,674	(31,290,627)
Net Assets:
Beginning of Year	578,799,098	610,089,725
End of Year	$622,993,772	$ 578,799,098

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Money Market Fund
Institutional Class
2021	$ 1.00	$ —	$ —†	$ —†	$ —	$ —	$ —	$ 1.00	—%	$1,154,219	0.07%	0.14%	—%	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.43	1,168,144	0.14	0.15	0.39	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	2.13	904,202	0.14	0.14	2.10	N/A
2018	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.74	841,532	0.15	0.15	1.74	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.76	268,948	0.17	0.17	0.77	N/A
Investor Class
2021	$ 1.00	$ —	$ —†	$ —†	$ —	$ —	$ —	$ 1.00	—%	$ 449,643	0.08%	0.41%	—%	N/A
2020	1.00	—†	—†	—†	—†	—	—†	1.00	0.28	475,081	0.29	0.42	0.25	N/A
2019	1.00	0.02	—†	0.02	(0.02)	—	(0.02)	1.00	1.85	391,966	0.42	0.42	1.83	N/A
2018	1.00	0.01	—†	0.01	(0.01)	—	(0.01)	1.00	1.48	408,231	0.40	0.40	1.47	N/A
2017	1.00	0.01	—†	0.01	(0.01)	—†	(0.01)	1.00	0.51	894,563	0.42	0.42	0.52	N/A

Low-Duration Bond Fund
Institutional Class
2021	$13.62	$0.12	$(0.17)	$(0.05)	$(0.14)	$(0.01)	$(0.15)	$13.42	(0.40)%	$ 835,297	0.34%	0.34%	0.85%	304%
2020	13.40	0.19	0.26	0.45	(0.23)	—	(0.23)	13.62	3.42	822,079	0.35	0.35	1.44	220
2019	13.21	0.32	0.20	0.52	(0.33)	—	(0.33)	13.40	3.99	761,737	0.35	0.35	2.39	525
2018	13.35	0.30	(0.12)	0.18	(0.32)	—	(0.32)	13.21	1.36	602,968	0.35	0.35	2.30	513
2017	13.34	0.21	0.01	0.22	(0.21)	—	(0.21)	13.35	1.69	592,325	0.35	0.36	1.60	102
Investor Class
2021	$13.62	$0.08	$(0.17)	$(0.09)	$(0.09)	$(0.01)	$(0.10)	$13.43	(0.65)%	$ 237,602	0.61%	0.61%	0.58%	304%
2020	13.40	0.16	0.26	0.42	(0.20)	—	(0.20)	13.62	3.16	240,682	0.62	0.62	1.17	220
2019	13.21	0.29	0.20	0.49	(0.30)	—	(0.30)	13.40	3.71	232,967	0.62	0.62	2.16	525
2018	13.35	0.27	(0.13)	0.14	(0.28)	—	(0.28)	13.21	1.10	305,475	0.61	0.61	2.03	513
2017	13.34	0.18	0.01	0.19	(0.18)	—	(0.18)	13.35	1.42	310,208	0.62	0.63	1.33	102

Medium-Duration Bond Fund
Institutional Class
2021	$15.65	$0.24	$(0.56)	$(0.32)	$(0.27)	$(0.02)	$(0.29)	$15.04	(2.01)%	$1,950,666	0.36%	0.36%	1.60%	347%
2020	15.05	0.33	1.03	1.36	(0.37)	(0.39)	(0.76)	15.65	9.13	1,694,858	0.38	0.38	2.12	444
2019	14.28	0.43	0.96	1.39	(0.42)	(0.20)	(0.62)	15.05	9.81	1,476,286	0.39	0.39	2.90	433
2018	14.75	0.40	(0.47)	(0.07)	(0.40)	—	(0.40)	14.28	(0.46)	1,240,967	0.37	0.38	2.76	431
2017	14.46	0.34	0.26	0.60	(0.31)	—	(0.31)	14.75	4.13	1,138,597	0.39	0.40	2.32	387
Investor Class
2021	$15.66	$0.20	$(0.56)	$(0.36)	$(0.23)	$(0.02)	$(0.25)	$15.05	(2.27)%	$ 458,302	0.62%	0.62%	1.33%	347%
2020	15.06	0.29	1.02	1.31	(0.32)	(0.39)	(0.71)	15.66	8.84	421,106	0.65	0.65	1.84	444
2019	14.28	0.39	0.97	1.36	(0.38)	(0.20)	(0.58)	15.06	9.58	307,912	0.65	0.65	2.63	433
2018	14.75	0.36	(0.47)	(0.11)	(0.36)	—	(0.36)	14.28	(0.72)	270,107	0.64	0.65	2.49	431
2017	14.46	0.30	0.26	0.56	(0.27)	—	(0.27)	14.75	3.93	269,362	0.66	0.67	2.05	387

Global Bond Fund
Institutional Class
2021	$10.38	$0.27	$(0.51)	$(0.24)	$(0.21)	$(0.16)	$(0.37)	$ 9.77	(2.31)%	$ 502,292	0.56%	0.56%	2.69%	57%
2020	10.01	0.29	0.23	0.52	(0.07)	(0.08)	(0.15)	10.38	5.28	460,852	0.56	0.56	2.91	95
2019	9.32	0.42	0.62	1.04	(0.35)	—	(0.35)	10.01	11.31	486,865	0.54	0.54	4.30	59
2018	10.08	0.43	(0.88)	(0.45)	(0.31)	—	(0.31)	9.32	(4.51)	409,257	0.53	0.55	4.50	23
2017	9.68	0.42	0.35	0.77	(0.37)	—	(0.37)	10.08	8.09	405,411	0.56	0.58	4.18	31
Investor Class
2021	$10.34	$0.24	$(0.50)	$(0.26)	$(0.19)	$(0.16)	$(0.35)	$ 9.73	(2.53)%	$ 120,702	0.85%	0.85%	2.40%	57%
2020	10.00	0.26	0.22	0.48	(0.06)	(0.08)	(0.14)	10.34	4.93	117,947	0.85	0.85	2.64	95
2019	9.31	0.40	0.62	1.02	(0.33)	—	(0.33)	10.00	11.03	123,225	0.82	0.82	4.02	59
2018	10.07	0.41	(0.88)	(0.47)	(0.29)	—	(0.29)	9.31	(4.73)	114,418	0.80	0.82	4.22	23
2017	9.68	0.39	0.35	0.74	(0.35)	—	(0.35)	10.07	7.69	123,120	0.83	0.85	3.89	31

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
See Notes to Financial Statements.

Defensive Market Strategies® Fund (Unaudited)
The Fund combines multiple investment strategies that in aggregate seek to provide long-term capital appreciation with reduced volatility compared to the U.S. equity markets.
For 2021, the Investor Class of the Fund underperformed its composite benchmark of 50% S&P 500® Index and 50% Bloomberg 1-3 Month US Treasury Bill Index (11.79% versus 13.70%). In a banner year for U.S. equities, the Fund underperformed the S&P 500® Index by 16.92%, net of fees. The Fund’s relative underperformance to the S&P 500® Index was due to the Fund’s materially lower market sensitivity and volatility, as by design, compared to the S&P 500® Index.
The Fund allocated its assets among three of its four principal investment strategies – long-only equity, options equity and convertible bond. For the calendar year of 2021, all three of these investment strategies contributed positively to Fund returns. The Fund did not allocate assets to the long-short equity strategy during the year.
The long-only equity strategy was the largest positive contributor to benchmark-relative performance, but generally underperformed broader equity indexes due to its lower-risk orientation.
The convertible bond strategy detracted from the Fund’s benchmark-relative performance, as the broader convertibles market took a pause after a fierce rally in the prior year.
During 2021, the Fund sold equity options to generate income. The selling of equity options contributed to performance. In addition, currency forwards were used to hedge foreign currency exposure back to the U.S. dollar and were slightly additive to the Fund’s absolute performance.
This Fund may be suitable for investors who have a medium- to long-term investment horizon, possess a moderate tolerance for risk and seek to participate in the return potential of equities at a slightly lower risk level than an all equity portfolio. In addition to the interest and credit rate risks associated with fixed income securities, a convertible security’s market value also tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security’s “conversion price.” This Fund is subject to interest rate risk, meaning, when interest rates rise, the value of the existing fixed income securities decrease and vice versa. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. To the extent that the investment adviser or sub-adviser misjudge current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect leverages the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.

Defensive Market Strategies® Fund (Unaudited)
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
U.S. Treasury Obligations	32.4
Money Market Funds	22.2
Corporate Bonds	20.7
Purchased Options	6.1
Health Care	3.3
Consumer Staples	3.3
Financials	3.2
Information Technology	2.0
Foreign Bonds	1.9
Industrials	1.8
Utilities	1.7
Materials	1.1
Energy	1.0
Communication Services	0.7
Equity-Linked Securities	0.6
Consumer Discretionary	0.2
Mutual Funds	0.1
Real Estate	0.1
Written Options	(0.2)
102.2

Defensive Market Strategies® Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	12.15%	11.79%	13.70%
Five Year	10.43%	10.12%	9.79%
Ten Year	10.37%	10.08%	8.53%
Since Inception	10.28%	9.99%	8.47%
Inception Date	09/01/11	09/01/11
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.68%	0.95%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Fund's composite benchmark index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**The Benchmark Index shows how the Fund’s performance compares with the returns of an index constructed by the Adviser as a composite of various broad-based market indexes to reflect the market sectors in which the Fund invests. The Benchmark Index is 50% S&P 500® Index and 50% Bloomberg 1-3 Month US Treasury Bill Index. The weightings of the Benchmark Index were modified effective November 30, 2020, and therefore, the weightings of the underlying indexes were different than the current benchmark weightings prior to that date. Benchmark Index performance represents the Fund’s current benchmark linked with its previous benchmark.
Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 13.1%
Communication Services — 0.6%
Comcast Corporation Class A	10,300	$ 518,399
Verizon Communications, Inc.	158,200	8,220,072
		8,738,471
Consumer Staples — 2.2%
Colgate-Palmolive Co.	77,800	6,639,452
Hershey Co. (The)	25,200	4,875,444
Mondelez International, Inc. Class A	67,300	4,462,663
PepsiCo, Inc.	36,100	6,270,931
Procter & Gamble Co. (The)	19,300	3,157,094
Walmart, Inc.	51,805	7,495,666
		32,901,250
Energy — 0.8%
Baker Hughes Co.	101,000	2,430,060
Chevron Corporation	60,400	7,087,940
Exxon Mobil Corporation	45,000	2,753,550
		12,271,550
Financials — 2.7%
Aflac, Inc.	34,774	2,030,454
Allstate Corporation (The)	10,200	1,200,030
Ameriprise Financial, Inc.	8,602	2,594,879
Bank of New York Mellon Corporation (The)	78,500	4,559,280
BlackRock, Inc.	746	683,008
Capitol Federal Financial, Inc.	222,500	2,520,925
Commerce Bancshares, Inc.	22,143	1,522,068
Hartford Financial Services Group, Inc. (The)	24,200	1,670,768
JPMorgan Chase & Co.	37,856	5,994,498
Marsh & McLennan Cos., Inc.	49,561	8,614,693
MetLife, Inc.	20,900	1,306,041
Northern Trust Corporation	28,600	3,420,846
PNC Financial Services Group, Inc. (The)	8,700	1,744,524
T. Rowe Price Group, Inc.	4,100	806,224
U.S. Bancorp	44,600	2,505,182
		41,173,420
Health Care — 1.0%
Amgen, Inc.	13,600	3,059,592
Cardinal Health, Inc.	22,500	1,158,525
Cerner Corporation	69,700	6,473,039
Eli Lilly and Co.	2,700	745,794
Quest Diagnostics, Inc.	6,830	1,181,659
UnitedHealth Group, Inc.	3,500	1,757,490
		14,376,099
Industrials — 1.8%
Emerson Electric Co.	76,410	7,103,838
Hubbell, Inc.	23,889	4,975,362
Norfolk Southern Corporation	15,114	4,499,589
PACCAR, Inc.	3,700	326,562
Raytheon Technologies Corporation	76,178	6,555,878
Republic Services, Inc.	19,233	2,682,042
United Parcel Service, Inc. Class B	4,700	1,007,398
		27,150,669
	Shares	Value
Information Technology — 2.0%
Automatic Data Processing, Inc.	24,533	$ 6,049,347
Cisco Systems, Inc.	127,278	8,065,607
Corning, Inc.	116,400	4,333,572
Microsoft Corporation	17,400	5,851,968
Oracle Corporation	17,800	1,552,338
Texas Instruments, Inc.	24,600	4,636,362
		30,489,194
Materials — 0.2%
Packaging Corporation of America	19,400	2,641,310
Real Estate — 0.1%
American Tower Corporation REIT	1,462	427,635
Equinix, Inc. REITΔ	414	350,178
Orion Office REIT, Inc.*	0 €	3
Welltower, Inc. REIT	13,800	1,183,626
		1,961,442
Utilities — 1.7%
Atmos Energy CorporationΔ	48,085	5,037,865
Duke Energy Corporation	29,484	3,092,872
Evergy, Inc.	16,300	1,118,343
Eversource EnergyΔ	33,743	3,069,938
ONE Gas, Inc.	90,602	7,029,809
Spire, Inc.	97,640	6,368,081
		25,716,908
Total Common Stocks (Cost $160,278,266)		197,420,313
FOREIGN COMMON STOCKS — 4.6%
France — 0.2%
TotalEnergies SEΔ	64,623	3,283,576
Germany — 0.1%
Deutsche Telekom AG	82,000	1,515,155
Ireland — 1.4%
Linde PLC	21,400	7,413,602
Medtronic PLC	128,591	13,302,739
		20,716,341
Japan — 0.2%
Bridgestone CorporationΔ	33,100	1,421,071
Toyota Motor Corporation	61,600	1,138,528
		2,559,599
Jersey — 0.2%
Amcor PLC	205,500	2,468,055
Netherlands — 0.5%
Akzo Nobel NV	35,500	3,900,216
Koninklijke Ahold Delhaize NV	122,553	4,204,634
		8,104,850
Switzerland — 1.6%
Chubb, Ltd.	25,017	4,836,036
Nestle SA	37,100	5,179,803
Novartis AG	52,000	4,569,345
Roche Holding AG	22,100	9,168,434
		23,753,618

See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
United Kingdom — 0.4%
Unilever PLC	112,200	$ 6,010,792
Total Foreign Common Stocks (Cost $60,887,463)		68,411,986
PREFERRED STOCKS — 0.7%
Bank of America Corporation
7.25% CONV	1,700	2,457,180
Becton Dickinson and Co.
6.00% 06/01/23 CONV	138,928	7,328,452
Total Preferred Stocks (Cost $9,684,998)		9,785,632
MUTUAL FUNDS — 0.1%
iShares Russell 1000 Value ETF (Cost $1,925,250)	11,900	1,998,367

	Par
CORPORATE BONDS — 20.7%
Affirm Holdings, Inc.
0.00%, 11/15/26 144AΩ CONV	$ 974,000	880,496
Airbnb, Inc.
0.00%, 03/15/26 144AΩ CONV	2,241,000	2,198,421
Akamai Technologies, Inc.
0.13%, 05/01/25 CONV	493,000	647,703
0.38%, 09/01/27 CONV	1,836,000	2,156,198
Alarm.com Holdings, Inc.
0.43%, 01/15/26 144AΩ CONV	2,216,000	2,005,480
Allscripts Healthcare Solutions, Inc.
0.88%, 01/01/27 CONV	2,007,000	2,979,091
Altair Engineering, Inc.
0.25%, 06/01/24 CONV	625,000	1,065,250
Alteryx, Inc.
1.00%, 08/01/26 CONVΔ	706,000	634,518
Ares Capital Corporation
4.63%, 03/01/24 CONV	505,000	580,144
Avalara, Inc.
0.25%, 08/01/26 144A CONV	1,920,000	1,781,760
Bank of America Corporation
(Variable, ICE LIBOR USD 3M + 2.66%), 4.30%, 01/28/25ρ^	1,034,000	1,046,925
(Variable, ICE LIBOR USD 3M + 2.93%), 5.88%, 03/15/28ρ^	3,011,000	3,353,501
Bank of New York Mellon Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.36%), 4.70%, 09/20/25ρ^	268,000	286,559
Bentley Systems, Inc.
0.13%, 01/15/26 144A CONV	951,000	983,144
0.38%, 07/01/27 144A CONV	1,491,000	1,379,175
	Par	Value
Beyond Meat, Inc.
0.37%, 03/15/27 144AΩ CONV	$3,062,000	$2,137,582
BioMarin Pharmaceutical, Inc.
0.60%, 08/01/24 CONV	4,310,000	4,517,311
Blackline, Inc.
0.00%, 03/15/26 144AΩ CONV	2,907,000	2,715,138
Blackstone Mortgage Trust, Inc. REIT
4.75%, 03/15/23 CONV	2,245,000	2,313,697
Block, Inc.
0.25%, 11/01/27 CONVΔ	2,084,000	2,220,762
BofA Finance LLC
0.25%, 05/01/23 CONV	1,496,000	1,638,868
Booking Holdings, Inc.
0.75%, 05/01/25 CONVΔ	1,562,000	2,301,607
Box, Inc.
0.00%, 01/15/26 144AΩ CONV	2,457,000	2,963,879
Burlington Stores, Inc.
2.25%, 04/15/25 CONV	1,965,000	2,929,078
Cable One, Inc.
0.00%, 03/15/26 144AΩ CONV	1,559,000	1,498,199
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 144A CONV	1,784,000	1,872,486
Charles Schwab Corporation (The)
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 4.97%), 5.38%, 06/01/25ρΔ^	974,000	1,064,095
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.17%), 4.00%, 06/01/26ρ^	3,860,000	3,942,025
(Variable, ICE LIBOR USD 3M + 2.58%), 5.00%, 12/01/27ρΔ^	1,119,000	1,163,395
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26 CONV	2,226,000	2,004,791
Chegg, Inc.
0.00%, 09/01/26Ω CONV	3,908,000	3,253,410
Citigroup, Inc.
(Variable, ICE LIBOR USD 3M + 4.07%), 5.95%, 01/30/23ρ^	1,792,000	1,850,240
Coherus Biosciences, Inc.
1.50%, 04/15/26 CONV	1,260,000	1,393,088
CONMED Corporation
2.63%, 02/01/24 CONV	967,000	1,612,473
Coupa Software, Inc.
0.38%, 06/15/26 CONV	1,601,000	1,520,950
Cracker Barrel Old Country Store, Inc.
0.63%, 06/15/26 144A CONV	2,417,000	2,327,873
Datadog, Inc.
0.13%, 06/15/25 CONV	920,000	1,848,280
Dexcom, Inc.
0.25%, 11/15/25 CONV	2,444,000	2,912,942

See Notes to Financial Statements.

	Par	Value
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 144AΩ CONV	$1,823,000	$1,621,376
DISH Network Corporation
0.00%, 12/15/25Ω CONV	1,209,000	1,221,090
3.38%, 08/15/26 CONV	5,486,000	5,206,505
DocuSign, Inc.
0.00%, 01/15/24 144AΩ CONVΔ	1,946,000	1,885,674
Dominion Energy, Inc.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 2.99%), 4.65%, 12/15/24ρ^	2,125,000	2,220,625
Dropbox, Inc.
0.00%, 03/01/26 144AΩ CONV	1,707,000	1,668,593
0.00%, 03/01/28 144AΩ CONV	1,707,000	1,684,596
Duke Energy Corporation
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.39%), 4.88%, 09/16/24ρΔ^	2,407,000	2,503,280
Enphase Energy, Inc.
0.00%, 03/01/26 144AΩ CONV	1,862,000	1,873,172
1.86%, 03/01/28 144AΩ CONVΔ	1,809,000	1,875,029
Envestnet, Inc.
0.75%, 08/15/25 144A CONV	2,227,000	2,245,094
EQT Corporation
1.75%, 05/01/26 CONV	1,331,000	2,224,766
Etsy, Inc.
0.13%, 09/01/27 CONVΔ	1,095,000	1,474,418
0.25%, 06/15/28 144A CONV	1,892,000	2,233,695
Euronet Worldwide, Inc.
0.75%, 03/15/49 CONVΔ	2,663,000	2,902,670
Exact Sciences Corporation
0.38%, 03/15/27 CONV	1,840,000	1,881,400
Expedia Group, Inc.
0.00%, 02/15/26 144AΩ CONVΔ	2,271,000	2,624,140
Five9, Inc.
0.50%, 06/01/25 CONV	542,000	666,985
Ford Motor Co.
0.00%, 03/15/26 144AΩ CONVΔ	1,892,000	2,612,142
FTI Consulting, Inc.
2.00%, 08/15/23 CONV	1,261,000	1,958,333
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 144A CONV	2,776,000	3,032,780
Guardant Health, Inc.
0.00%, 11/15/27Ω CONV	1,569,000	1,595,045
Haemonetics Corporation
3.70%, 03/01/26 144AΩ CONVΔ	1,004,000	844,489
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 144A CONV	1,736,000	1,554,805
Herbalife Nutrition, Ltd.
2.63%, 03/15/24 CONV	89,000	89,392
	Par	Value
II-VI, Inc.
0.25%, 09/01/22 CONV	$1,002,000	$1,485,465
Illumina, Inc.
0.00%, 08/15/23Ω CONVΔ	2,349,000	2,691,073
Insight Enterprises, Inc.
0.75%, 02/15/25 CONV	2,137,000	3,429,885
Insulet Corporation
0.38%, 09/01/26 CONV	1,611,000	2,139,213
Integra LifeSciences Holdings Corporation
0.50%, 08/15/25 CONV	1,738,000	1,891,118
InterDigital, Inc.
2.00%, 06/01/24 CONV	1,042,000	1,148,805
Ionis Pharmaceuticals, Inc.
0.13%, 12/15/24 CONV	1,179,000	1,059,626
Ironwood Pharmaceuticals, Inc.
0.75%, 06/15/24 CONV	1,001,000	1,121,746
1.50%, 06/15/26 CONV	746,000	854,170
Itron, Inc.
0.00%, 03/15/26 144AΩ CONV	1,969,000	1,797,688
Jamf Holding Corporation
0.13%, 09/01/26 144A CONV	2,206,000	2,298,376
Jazz Investments I, Ltd.
1.50%, 08/15/24 CONVΔ	282,000	283,234
2.00%, 06/15/26 CONVΔ	1,648,000	1,868,420
JetBlue Airways Corporation
0.50%, 04/01/26 144A CONV	2,602,000	2,438,640
John Bean Technologies Corporation
0.25%, 05/15/26 144A CONV	685,000	756,240
JPMorgan Chase & Co.
(Variable, ICE LIBOR USD 3M + 3.47%), 3.60%, 04/30/22†ρΔ	2,686,000	2,699,449
(Variable, U.S. SOFR + 3.38%), 5.00%, 08/01/24ρ^	5,266,000	5,414,106
(Variable, U.S. SOFR + 3.13%), 4.60%, 02/01/25ρ^	1,083,000	1,112,783
KBR, Inc.
2.50%, 11/01/23 CONV	865,000	1,649,192
LCI Industries
1.13%, 05/15/26 CONV	1,203,000	1,326,909
LendingTree, Inc.
0.50%, 07/15/25 CONVΔ	195,000	162,581
Liberty Broadband Corporation
1.25%, 09/30/50 144A CONV	1,080,000	1,070,280
2.75%, 09/30/50 144A CONV	1,915,000	1,944,654
Liberty Media Corp-Liberty Formula One
1.00%, 01/30/23 CONV	1,231,000	2,127,535
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
Liberty Media Corporation
1.38%, 10/15/23 CONV	$ 636,000	$ 960,226
2.13%, 03/31/48 144A CONV	3,665,000	3,800,605
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A CONV	1,896,000	1,546,378
Live Nation Entertainment, Inc.
2.00%, 02/15/25 CONV	2,623,000	3,459,737
Lumentum Holdings, Inc.
0.50%, 12/15/26 CONV	1,996,000	2,492,505
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 144A CONV	1,666,000	1,958,591
Mandiant, Inc.
0.88%, 06/01/24 CONV	1,025,000	1,071,125
Marriott Vacations Worldwide Corporation
1.50%, 09/15/22 CONV	1,000	1,221
0.00%, 01/15/26 144AΩ CONV	2,707,000	3,181,376
Match Group Financeco 3, Inc.
2.00%, 01/15/30 144A CONV	675,000	1,190,970
Meritor, Inc.
3.25%, 10/15/37 CONV	1,981,000	2,161,865
Microchip Technology, Inc.
0.13%, 11/15/24 CONVΔ	5,410,000	6,721,925
National Vision Holdings, Inc.
2.50%, 05/15/25 CONV	434,000	727,764
NCL Corporation, Ltd.
1.13%, 02/15/27 144A CONV	2,152,000	2,025,678
Neurocrine Biosciences, Inc.
2.25%, 05/15/24 CONV	838,000	1,053,261
New Relic, Inc.
0.50%, 05/01/23 CONV	1,051,000	1,254,684
NextEra Energy Partners LP
0.00%, 11/15/25 144AΩ CONV	1,921,000	2,198,584
NuVasive, Inc.
0.38%, 03/15/25 CONV	1,990,000	1,917,863
Okta, Inc.
0.38%, 06/15/26 CONV	2,162,000	2,583,590
ON Semiconductor Corporation
0.00%, 05/01/27 144AΩ CONVΔ	1,812,000	2,645,520
Opendoor Technologies, Inc.
0.25%, 08/15/26 144A CONV	1,776,000	1,849,260
Palo Alto Networks, Inc.
0.75%, 07/01/23 CONV	971,000	2,037,935
Pandora Media LLC
1.75%, 12/01/23 CONV	1,378,000	1,569,041
	Par	Value
Parsons Corporation
0.25%, 08/15/25 CONV	$1,822,000	$1,815,987
Patrick Industries, Inc.
1.75%, 12/01/28 144A CONV	331,000	344,986
Pegasystems, Inc.
0.75%, 03/01/25 CONV	2,396,000	2,542,875
Peloton Interactive, Inc.
3.63%, 02/15/26 144AΩ CONV	2,265,000	1,930,912
Perficient, Inc.
0.13%, 11/15/26 144A CONV	355,000	337,715
Pioneer Natural Resources Co.
0.25%, 05/15/25 CONV	1,216,000	2,172,840
Progressive Corporation (The)
(Variable, ICE LIBOR USD 3M + 2.54%), 5.38%, 03/15/23ρ^	1,321,000	1,354,025
Pure Storage, Inc.
0.13%, 04/15/23 CONV	2,376,000	3,177,900
Q2 Holdings, Inc.
0.13%, 11/15/25 CONV	1,445,000	1,331,137
0.75%, 06/01/26 CONV	1,051,000	1,183,398
Rapid7, Inc.
2.25%, 05/01/25 CONV	679,000	1,362,882
0.25%, 03/15/27 144A CONV	1,832,000	2,370,242
Realogy Group LLC
0.25%, 06/15/26 144A CONV	1,597,000	1,580,156
Redfin Corporation
0.00%, 10/15/25Ω CONV	1,761,000	1,577,196
0.50%, 04/01/27 144A CONV	1,747,000	1,425,727
Repligen Corporation
0.38%, 07/15/24 CONV	473,000	1,107,707
RingCentral, Inc.
0.00%, 03/01/25Ω CONV	3,273,000	3,091,218
0.00%, 03/15/26Ω CONV	1,298,000	1,155,829
Royal Caribbean Cruises, Ltd.
2.88%, 11/15/23 CONV	1,400,000	1,656,200
Shake Shack, Inc.
0.23%, 03/01/28 144AΩ CONV	2,174,000	1,809,855
Shift4 Payments, Inc.
0.00%, 12/15/25 144AΩ CONV	1,055,000	1,117,667
0.50%, 08/01/27 144A CONV	221,000	195,165
Silicon Laboratories, Inc.
0.63%, 06/15/25 CONV	1,233,000	2,167,737
Snap, Inc.
0.00%, 05/01/27 144AΩ CONV	2,523,000	2,452,459
SoFi Technologies, Inc.
0.00%, 10/15/26 144AΩ CONV	714,000	740,811
SolarEdge Technologies, Inc.
0.00%, 09/15/25Ω CONV	1,622,000	2,063,995
Southwest Airlines Co.
1.25%, 05/01/25 CONV	1,660,000	2,219,005
Spirit Airlines, Inc.
1.00%, 05/15/26 CONVΔ	2,252,000	1,952,575

See Notes to Financial Statements.

	Par	Value
Splunk, Inc.
0.50%, 09/15/23 CONV	$1,762,000	$1,888,578
1.13%, 06/15/27 CONV	3,898,000	3,654,375
Spotify U.S.A., Inc.
2.01%, 03/15/26 144AΩ CONV	2,171,000	1,968,880
Stride, Inc.
1.13%, 09/01/27 CONV	2,322,000	2,270,619
Sunrun, Inc.
0.00%, 02/01/26 144AΩ CONV	1,301,000	1,019,688
Supernus Pharmaceuticals, Inc.
0.63%, 04/01/23 CONV	1,007,000	997,559
Tandem Diabetes Care, Inc.
1.50%, 05/01/25 144A CONV	1,209,000	1,798,388
Teladoc Health, Inc.
1.25%, 06/01/27 CONV	2,343,000	2,145,309
TripAdvisor, Inc.
0.25%, 04/01/26 144A CONV	1,498,000	1,321,985
Twitter, Inc.
0.25%, 06/15/24 CONV	1,174,000	1,282,041
0.00%, 03/15/26 144AΩ CONV	2,780,000	2,503,668
U.S. Bancorp
(Variable, ICE LIBOR USD 3M + 2.91%), 5.30%, 04/15/27ρ^	2,949,000	3,193,384
Uber Technologies, Inc.
0.00%, 12/15/25Ω CONVΔ	2,112,000	2,083,488
Unity Software, Inc.
0.00%, 11/15/26 144AΩ CONV	1,226,000	1,124,855
Upstart Holdings, Inc.
0.25%, 08/15/26 144A CONV	1,081,000	1,037,760
Vail Resorts, Inc.
0.00%, 01/01/26Ω CONVΔ	3,486,000	3,732,726
Verint Systems, Inc.
0.25%, 04/15/26 144A CONV	1,161,000	1,241,573
Vonage Holdings Corporation
1.75%, 06/01/24 CONV	653,000	875,347
Wayfair, Inc.
0.63%, 10/01/25 CONVΔ	2,208,000	2,018,608
Wells Fargo & Co.
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 3.45%), 3.90%, 03/15/26ρ^	1,291,000	1,327,309
Western Digital Corporation
1.50%, 02/01/24 CONV	236,000	239,393
Winnebago Industries, Inc.
1.50%, 04/01/25 CONV	1,762,000	2,359,156
Workiva, Inc.
1.13%, 08/15/26 CONV	52,000	92,032
Zendesk, Inc.
0.63%, 06/15/25 CONV	2,450,000	2,935,345
Ziff Davis, Inc.
1.75%, 11/01/26 144A CONV	1,153,000	1,430,598
Zillow Group, Inc.
2.75%, 05/15/25 CONV	1,191,000	1,538,892
	Par	Value
Zscaler, Inc.
0.13%, 07/01/25 CONV	$ 863,000	$ 1,890,411
Zynga, Inc.
0.25%, 06/01/24 CONV	1,399,000	1,517,076
0.00%, 12/15/26Ω CONV	1,347,000	1,235,995
Total Corporate Bonds (Cost $290,190,702)		311,824,759
FOREIGN BONDS — 1.9%
Canada — 0.4%
IMAX Corporation
0.50%, 04/01/26 144A CONV	3,538,000	3,420,133
Shopify, Inc.
0.13%, 11/01/25 CONVΔ	1,522,000	1,906,305
		5,326,438
France — 0.2%
TotalEnergies SE
0.50%, 12/02/22 CONV	3,000,000	3,065,246
Israel — 0.7%
CyberArk Software, Ltd.
0.05%, 11/15/24Ω CONV	2,729,000	3,452,185
Fiverr International, Ltd.
0.00%, 11/01/25Ω CONVΔ	2,063,000	1,925,810
Nice, Ltd.
0.00%, 09/15/25Ω CONVΔ	2,509,000	3,059,412
Wix.com, Ltd.
0.00%, 08/15/25Ω CONVΔ	2,735,000	2,455,702
		10,893,109
Jersey — 0.1%
Novocure, Ltd.
0.00%, 11/01/25Ω CONV	1,258,000	1,155,850
Netherlands — 0.5%
QIAGEN NV
0.00%, 12/17/27Ω CONV	2,800,000	3,000,138
STMicroelectronics NV
0.00%, 08/04/25Ω CONVΔ	3,200,000	4,206,722
		7,206,860
Total Foreign Bonds (Cost $26,271,569)		27,647,503

	Shares
EQUITY-LINKED SECURITIES — 0.6%
Berkshire Hathaway, Inc., Issued by Credit Suisse AG, Maturity Date 06/28/22†††	8,600	2,465,792
Berkshire Hathaway, Inc., Issued by JPMorgan Chase Bank, Maturity Date 05/24/22†††	3,200	908,002
Berkshire Hathaway, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 01/24/22†††	4,300	1,189,853
Berkshire Hathaway, Inc., Issued by Merrill Lynch International & Co. CV, Maturity Date 03/24/22†††	5,100	1,407,753
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Berkshire Hathaway, Inc., Issued by Royal Bank of Canada, Maturity Date 06/01/22 144A†††	5,100	$ 1,462,629
Emerson Electric Co., Issued by Royal Bank of Canada, Maturity Date 04/19/22 144A†††	9,300	871,596
Martin Marietta Materials, Inc., Issued by Citigroup Global Markets Holdings Inc., Maturity Date 02/02/22 144A†††	1,600	605,824
Total Equity-Linked Securities (Cost $8,833,113)		8,911,449
MONEY MARKET FUNDS — 22.2%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	39,220,393	39,220,393
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	34,282,159	34,282,159
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	260,174,152	260,174,152
Total Money Market Funds (Cost $333,676,704)		333,676,704

	Par
U.S. TREASURY OBLIGATIONS — 32.4%
U.S. Treasury Bill
0.03%, 03/17/22Ω	$ 5,500,000	5,499,439
U.S. Treasury Notes
1.75%, 06/15/22	50,000,000	50,362,456
1.50%, 09/15/22	50,000,000	50,429,486
1.63%, 12/15/22	41,900,000	42,396,288
0.50%, 03/15/23	41,900,000	41,919,641
0.25%, 06/15/23	50,000,000	49,775,390
0.13%, 09/15/23	50,000,000	49,552,735
0.13%, 12/15/23	26,900,000	26,598,951
1.13%, 02/28/27	86,000,000	85,402,031
0.75%, 01/31/28	89,000,000	85,798,086
Total U.S. Treasury Obligations (Cost $488,385,677)		487,734,503

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 6.1%
Call Options — 6.1%
S&P 500®, Strike Price $4,590.00, Expires 11/30/26 (MSCS)	440	$209,711,920	43,317,248
S&P 500®, Strike Price $4,650.00, Expires 11/30/27 (MSCS)	460	219,244,280	48,302,562
Total Purchased Options (Premiums paid $79,843,114)			91,619,810
TOTAL INVESTMENTS — 102.4% (Cost $1,459,976,856)			1,539,031,026

	Number ofContracts	NotionalAmount	Value
WRITTEN OPTIONS — (0.2)%
Put Options — (0.2)%
S&P 500®, Strike Price $4,535.00, Expires 01/21/22 (MSCS)	(2)	$ (953,236)	$ (2,620)
S&P 500®, Strike Price $4,605.00, Expires 01/07/22 (MSCS)	(17)	(8,102,506)	(3,400)
S&P 500®, Strike Price $4,605.00, Expires 01/14/22 (MSCS)	(7)	(3,336,326)	(7,665)
S&P 500®, Strike Price $4,610.00, Expires 01/14/22 (MSCS)	(1)	(476,618)	(1,135)
S&P 500®, Strike Price $4,645.00, Expires 01/14/22 (MSCS)	(140)	(66,726,520)	(208,600)
S&P 500®, Strike Price $4,645.00, Expires 01/21/22 (MSCS)	(15)	(7,149,270)	(35,475)
S&P 500®, Strike Price $4,680.00, Expires 01/21/22 (MSCS)	(3)	(1,429,854)	(8,715)
S&P 500®, Strike Price $4,685.00, Expires 01/07/22 (MSCS)	(8)	(3,812,944)	(5,200)
S&P 500®, Strike Price $4,685.00, Expires 01/14/22 (MSCS)	(17)	(8,102,506)	(34,255)
S&P 500®, Strike Price $4,695.00, Expires 01/07/22 (MSCS)	(8)	(3,812,944)	(6,160)
S&P 500®, Strike Price $4,695.00, Expires 01/14/22 (MSCS)	(16)	(7,625,888)	(35,200)
S&P 500®, Strike Price $4,730.00, Expires 01/21/22 (MSCS)	(159)	(75,782,262)	(632,820)
S&P 500®, Strike Price $4,760.00, Expires 01/07/22 (MSCS)	(16)	(7,625,888)	(36,560)
S&P 500®, Strike Price $4,765.00, Expires 01/07/22 (MSCS)	(93)	(44,325,474)	(230,175)
S&P 500®, Strike Price $4,775.00, Expires 01/28/22 (MSCS)	(80)	(38,129,440)	(542,000)
S&P 500®, Strike Price $4,780.00, Expires 01/07/22 (MSCS)	(34)	(16,205,012)	(106,080)
S&P 500®, Strike Price $4,780.00, Expires 01/28/22 (MSCS)	(10)	(4,766,180)	(69,750)
S&P 500®, Strike Price $4,780.00, Expires 02/04/22 (MSCS)	(4)	(1,906,472)	(32,180)
S&P 500®, Strike Price $4,785.00, Expires 01/28/22 (MSCS)	(72)	(34,316,496)	(516,600)

See Notes to Financial Statements.

	Number ofContracts	NotionalAmount	Value
S&P 500®, Strike Price $4,795.00, Expires 01/28/22 (MSCS)	(15)	$(7,149,270)	$ (114,000)
Total Written Options (Premiums received $(4,851,262))			(2,628,590)
Liabilities in Excess of Other Assets — (2.2)%			(32,545,999)
NET ASSETS — 100.0%			$1,503,856,437
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2022	154	$ 36,640,450	$ 628,226
10-Year U.S. Treasury Note	03/2022	90	11,742,187	(15,469)
U.S. Treasury Long Bond	03/2022	33	5,294,438	(43,313)
2-Year U.S. Treasury Note	04/2022	450	98,177,344	(129,594)
5-Year U.S. Treasury Note	04/2022	605	73,190,820	(100,545)
Total Futures Contracts outstanding at December 31, 2021			$225,045,239	$ 339,305
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/22	U.S. Dollars	2,437,965	Japanese Yen	276,699,780	BOA	$ 30,499
Subtotal Appreciation						$ 30,499
03/31/22	Japanese Yen	11,609,190	U.S. Dollars	102,205	BOA	$ (1,198)
03/31/22	U.S. Dollars	16,821,433	Euro	14,865,504	GSC	(135,469)
03/31/22	U.S. Dollars	17,167,896	Swiss Francs	15,782,447	MSCS	(194,398)
Subtotal Depreciation						$(331,065)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$(300,566)
See Notes to Financial Statements.

DEFENSIVE MARKET STRATEGIES® FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 197,420,313	$197,420,313	$ —	$ —
Corporate Bonds	311,824,759	—	311,824,759	—
Equity-Linked Securities	8,911,449	—	—	8,911,449
Foreign Bonds	27,647,503	—	27,647,503	—
Foreign Common Stocks:
Germany	1,515,155	—	1,515,155	—
Japan	2,559,599	—	2,559,599	—
Switzerland	23,753,618	4,836,036	18,917,582	—
Other ^^	40,583,614	40,583,614	—	—
Total Foreign Common Stocks	68,411,986	45,419,650	22,992,336	—
Money Market Funds	333,676,704	333,676,704	—	—
Mutual Funds	1,998,367	1,998,367	—	—
Preferred Stocks	9,785,632	9,785,632	—	—
Purchased Options:
Call Options	91,619,810	—	91,619,810	—
U.S. Treasury Obligations	487,734,503	—	487,734,503	—
Total Assets - Investments in Securities	$1,539,031,026	$588,300,666	$941,818,911	$8,911,449
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 30,499	$ —	$ 30,499	$ —
Futures Contracts	628,226	628,226	—	—
Total Assets - Other Financial Instruments	$ 658,725	$ 628,226	$ 30,499	$ —
Liabilities:
Investments in Securities:
Written Options:
Put Options	$ (2,628,590)	$ (2,628,590)	$ —	$ —
Total Liabilities - Investments in Securities	$ (2,628,590)	$ (2,628,590)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (331,065)	$ —	$ (331,065)	$ —
Futures Contracts	(288,921)	(288,921)	—	—
Total Liabilities - Other Financial Instruments	$ (619,986)	$ (288,921)	$ (331,065)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.

See Notes to Financial Statements.

Global Impact Fund (Unaudited)
The Fund is actively managed and invests in a diversified portfolio of equity and fixed income securities and is benchmarked to a composite of 60% MSCI ACWI (All Country World Index) Index and 40% Bloomberg US Aggregate Bond Index. Please note that the Fund commenced operations on January 29, 2021, and therefore, the commentary only discusses the factors that contributed to performance from the commencement of operations through the end of 2021. For this period, the Investor Class of the Fund underperformed its composite benchmark (9.85% versus 10.84%).
Both equity and fixed income asset classes detracted from relative-to-benchmark performance. Stock selection within the equity account was the primary drag. Renewable energy related businesses within the utilities sector and software companies within the technology sector weighed on relative returns. Implementation within the fixed income sleeve was also a drag with U.S. Treasuries held to mitigate duration basis risk during the portfolio buildout in the months following the Fund’s commencement of operations. Underperformance of the fixed income account was partially curtailed by an overweight to municipal bonds, which outperformed.
Derivatives were utilized in the Fund to provide market exposure for the cash positions and to manage interest rate risk. These derivative positions primarily included stock index futures and fixed income futures. Overall, derivative exposure had a negative impact on Fund performance in 2021.
During the year, the Fund remained focused on its objective of capital appreciation with modest current income by investing in a mix of equity and fixed income assets with the intent of generating positive impact in line with the Adviser’s Christian values.
This Fund may be suitable for investors who have a long-term investment horizon, possess a relatively high tolerance for risk and seek to participate in the return potential of stocks at a slightly lower risk level than an all-stock portfolio. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Small company stocks are subject to greater risk than large company stocks due to more volatility and less liquidity. This Fund is subject to interest rate risk. Meaning, when interest rates rise, the value of the existing bonds decrease and vice versa. Changes in interest rates have a bigger impact on long duration holdings than on short duration holdings. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	27.9
Mortgage-Backed Securities	12.3
Industrials	10.6
Municipal Bonds	10.4
Financials	8.2
Corporate Bonds	5.4
Consumer Discretionary	4.8
Health Care	4.5
Money Market Funds	3.0
Real Estate	2.8
Asset-Backed Securities	2.5
Utilities	2.4
Communication Services	1.1
Foreign Bonds	1.0
Materials	0.9
Private Investment	0.6
Agency Obligations	0.6
Consumer Staples	0.3
Loan Agreements	0.1
99.4
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Par	Value
AGENCY OBLIGATIONS — 0.6%
United States International Development Finance Corporation
1.44%, 04/15/28	$500,000	$ 494,603
1.65%, 04/15/28	500,000	500,129
Total Agency Obligations (Cost $1,000,000)		994,732
ASSET-BACKED SECURITIES — 2.5%
Loanpal Solar Loan, Ltd., Series 2021-2GS, Class A
2.22%, 03/20/48 144A	494,903	492,377
Sunnova Helios II Issuer LLC, Series 2019-AA, Class A
3.75%, 06/20/46 144A	554,776	577,009
Sunnova Helios II Issuer LLC, Series 2021-A, Class A
1.80%, 02/20/48 144A	368,055	363,062
Sunnova Helios II Issuer LLC, Series 2021-B, Class A
1.62%, 07/20/48 144A	334,143	326,580
Sunnova Helios VII Issuer LLC, Series 2021-C, Class A
2.03%, 10/20/48 144A	494,182	490,296
Sunrun Vulcan Issuer LLC, Series 2021-1A, Class A
2.46%, 01/30/52 144A	663,584	657,710
Tesla Auto Lease Trust, Series 2021-A, Class D
1.34%, 03/20/25 144A	890,000	884,558
Tesla Auto Lease Trust, Series 2021-B, Class D
1.32%, 09/22/25 144A	500,000	492,113
Total Asset-Backed Securities (Cost $4,322,020)		4,283,705
CORPORATE BONDS — 5.4%
Agilent Technologies, Inc.
2.30%, 03/12/31	250,000	248,109
Amgen, Inc.
2.80%, 08/15/41	100,000	96,635
4.40%, 05/01/45	197,000	236,396
3.00%, 01/15/52	75,000	73,245
Avangrid, Inc.
3.15%, 12/01/24	850,000	890,648
3.80%, 06/01/29	250,000	272,311
Becton, Dickinson and Co.
3.73%, 12/15/24	274,000	291,489
1.96%, 02/11/31	165,000	158,968
4.69%, 12/15/44	150,000	189,236
BlueHub Loan Fund, Inc.
3.10%, 01/01/30	625,000	647,911
Bridge Housing Corporation
3.25%, 07/15/30	300,000	321,167
DH Europe Finance II S.a.r.l.
2.60%, 11/15/29	300,000	310,588
	Par	Value
Gilead Sciences, Inc.
3.65%, 03/01/26	$ 392,000	$ 422,867
1.20%, 10/01/27	200,000	193,605
5.65%, 12/01/41	238,000	329,070
Low Income Investment Fund
3.39%, 07/01/26	600,000	624,104
Mary Free Bed Rehabilitation Hospital
3.79%, 04/01/51	300,000	327,735
Mead Johnson Nutrition Co.
4.13%, 11/15/25	650,000	709,258
Medtronic, Inc.
3.50%, 03/15/25	448,000	477,512
NextEra Energy Capital Holdings, Inc.
3.55%, 05/01/27	500,000	542,269
1.90%, 06/15/28	475,000	470,762
2.44%, 01/15/32	580,000	582,465
PerkinElmer, Inc.
1.90%, 09/15/28	60,000	58,708
2.25%, 09/15/31	175,000	170,560
Reinvestment Fund, Inc. (The)
3.93%, 02/15/28	500,000	554,330
Verizon Communications, Inc.
3.88%, 02/08/29	300,000	333,046
Total Corporate Bonds (Cost $9,643,797)		9,532,994
FOREIGN BONDS — 1.0%
Ireland — 0.3%
Shire Acquisitions Investments Ireland DAC
3.20%, 09/23/26	500,000	531,220
Japan — 0.4%
Takeda Pharmaceutical Co., Ltd.
5.00%, 11/26/28	600,000	706,038
United Kingdom — 0.3%
Vodafone Group PLC
5.25%, 05/30/48	400,000	523,959
Total Foreign Bonds (Cost $1,778,321)		1,761,217
LOAN AGREEMENTS — 0.1%
Ciello Supermarket, Inc. STRIP, SBA Loan
0.23%, 09/15/31 IO †††	1,875,000	13,047
Georgia Act and Healthcare Services, Inc. STRIP, SBA Loan
1.28%, 03/15/46 IO †††	285,734	14,622
Ideal Therapy Rehabilitative Services II LLC STRIP, SBA Loan
0.48%, 01/15/46 IO †††	484,457	9,297
JILS Corporation STRIP, SBA Loan
1.23%, 08/15/31 IO †††	446,862	17,484
MBT Industries LLC STRIP, SBA Loan
0.53%, 08/15/31 IO †††	522,000	8,370

See Notes to Financial Statements.

	Par	Value
MCJT Phamaceutical Care, Inc. STRIP, SBA Loan
1.28%, 08/15/46 IO †††	$ 363,600	$ 18,606
N&K Market, Inc. STRIP, SBA Loan
0.73%, 02/15/31 IO †††	310,910	6,109
Southwest Technologies, Inc. STRIP, SBA Loan
1.23%, 06/15/31 IO †††	432,677	16,929
Total Loan Agreements (Cost $118,318)		104,464
MORTGAGE-BACKED SECURITIES — 12.3%
Federal Home Loan Mortgage Corporation
2.00%, 02/01/51	7,747,385	7,736,706
2.00%, 03/01/51	2,260,960	2,257,843
Federal National Mortgage Association
1.19%, 03/01/26	500,000	497,417
1.59%, 03/01/31	500,000	492,282
1.61%, 03/01/31	492,396	487,558
1.62%, 03/01/31	500,000	493,567
2.03%, 04/01/31	250,000	254,317
1.65%, 03/01/33	500,000	489,023
2.01%, 03/01/33	100,000	101,064
2.00%, 02/01/51	2,941,709	2,937,654
2.00%, 03/01/51	2,235,358	2,232,276
FRESB Mortgage Trust, Series 2021-SB87, Class A5H
0.78%, 04/25/41	596,637	585,953
Small Business Administration
(Floating, Prime Rate U.S. + 1.07%), 4.32%, 06/25/30†	80,361	87,501
(Floating, Prime Rate U.S. + 0.92%), 4.17%, 12/25/30†	174,204	194,381
(Floating, Prime Rate U.S. + 2.33%), 5.58%, 01/25/31†	125,176	142,921
(Floating, Prime Rate U.S. + 1.03%), 4.28%, 02/25/31†	220,176	245,950
(Floating, Prime Rate U.S. + 0.33%), 3.58%, 07/25/31†	359,412	390,394
(Floating, Prime Rate U.S. + 0.85%), 4.10%, 08/25/31†	334,571	378,495
(Floating, Prime Rate U.S. - 0.36%), 2.89%, 12/25/45†	241,466	267,863
(Floating, Prime Rate U.S. + 0.54%), 3.79%, 12/25/45†	244,393	282,368
(Floating, Prime Rate U.S. + 0.12%), 3.37%, 01/25/46†	184,801	211,122
(Floating, Prime Rate U.S. + 0.33%), 3.58%, 04/25/46†	244,316	283,820
(Floating, Prime Rate U.S. + 0.38%), 3.63%, 08/25/46†	498,958	557,852
Total Mortgage-Backed Securities (Cost $22,224,605)		21,608,327
MUNICIPAL BONDS — 10.4%
Arlington Higher Education Finance Corporation, Revenue Bond (PSF-Gtd.)
0.50%, 08/15/23	410,000	408,510
	Par	Value
Boston Water & Sewer Commission, Revenue Bond
0.97%, 11/01/25	$200,000	$197,689
California State Health Facilities Financing Authority, Revenue Bond
1.98%, 06/01/30	600,000	592,456
Carroll County Water Authority, Revenue Bond, Series B
1.08%, 07/01/25	290,000	288,403
1.96%, 07/01/29	150,000	151,800
City & County of San Francisco, General Obligation, Series A
1.78%, 06/15/29	600,000	598,645
City of Bossier Utilities, Revenue Bond (BAM Insured)
1.00%, 10/01/25	370,000	366,596
City of Columbia Waterworks & Sewer System, Revenue Bond, Series B
0.78%, 02/01/25	400,000	394,824
1.29%, 02/01/27	165,000	163,344
City of Deltona Utility System, Revenue Bond (BAM Insured)
1.54%, 10/01/29	250,000	244,010
City of Phoenix Civic Improvement Corporation, Junior Lien Revenue Bond, Series C
1.84%, 07/01/29	640,000	641,826
City of Tacoma Washington Electric System Revenue, Revenue Bond
5.64%, 01/01/27	600,000	719,435
Connecticut Green Bank, Revenue Bond
2.15%, 11/15/29	207,000	208,485
Connecticut Housing Finance Authority, Revenue Bond, Series 29
1.20%, 06/15/25	400,000	396,587
County of Hernando Water & Sewer, Revenue Bond, Series A
1.01%, 06/01/25	300,000	299,063
Coweta County Water & Sewage Authority, Revenue Bond, Series A
2.00%, 06/01/25	200,000	204,600
Cucamonga Valley Water District Financing Authority, Revenue Bond, Series A
0.99%, 09/01/25	150,000	148,719
Cucamonga Valley Water District Financing Authority, Revenue Bond, Series B
3.86%, 09/01/30	140,000	157,200
Denver City & County Housing Authority, Revenue Bond (HUD Sector 8 Program)
0.84%, 08/01/24	500,000	493,519
District of Columbia Housing Finance Agency, Revenue Bond, Series A-2 (FHA Insured)
1.90%, 03/01/29	140,000	136,924
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
2.05%, 03/01/30	$420,000	$411,060
Economy Borough Municipal Authority, Revenue Bond, Series A (BAM Insured)
0.42%, 12/15/22	660,000	659,665
Honolulu City & County Board of Water Supply, Revenue Bond, Series B
1.16%, 07/01/26	580,000	574,026
Iowa State Finance Authority, Revenue Bond, Series B
0.47%, 08/01/24	350,000	345,412
Lancaster Power Authority, Revenue Bond (AGM Insured)
2.56%, 11/01/33	275,000	276,117
2.68%, 11/01/34	275,000	276,801
Metropolitan Water District of Salt Lake & Sandy, Revenue Bond, Series B
0.82%, 07/01/25	475,000	468,178
1.52%, 07/01/28	200,000	198,738
Monterey Regional Waste Management Authority, Revenue Bond
2.31%, 04/01/32	700,000	695,377
Montgomery Water Works & Sanitary Sewer Board, Revenue Bond
2.00%, 09/01/26	400,000	410,627
Narragansett Bay Commission, Revenue Bond
2.09%, 09/01/30	500,000	507,808
New York City Housing Development Corporation, Revenue Bond, Series B
0.82%, 05/01/25	150,000	147,280
0.92%, 11/01/25	200,000	195,612
1.02%, 05/01/26	250,000	243,936
New York State Housing Finance Agency, Revenue Bond (SonyMA Insured)
1.13%, 11/01/25	165,000	162,675
North Carolina Capital Facilities Finance Agency, Revenue Bond, Series B
1.05%, 10/01/23	150,000	148,966
1.43%, 10/01/24	100,000	98,697
Redevelopment Authority of the City of Philadelphia, Revenue Bond, Series A
1.93%, 09/01/27	500,000	495,926
Regional Transportation District Sales Tax, Revenue Bond, Series A
0.70%, 11/01/25	600,000	586,048
Riverside Community College District, General Obligation
0.82%, 08/01/25	195,000	191,797
Romulus Community Schools, General Obligation, Series B (Q-SBLF Insured)
1.00%, 05/01/25	200,000	197,648
	Par	Value
Rowland Water District, Revenue Bond, Series A
2.56%, 12/01/36	$ 590,000	$ 596,733
San Antonio Education Facilities Corporation, Revenue Bond
1.74%, 04/01/25	250,000	246,897
San Diego Public Facilities Financing Authority, Revenue Bond, Series A
2.13%, 08/01/29	290,000	296,575
Santa Clara Valley Water District COPS, Series D
1.78%, 06/01/31	440,000	435,316
Silicon Valley Clean Water, Revenue Bond, Series A
1.38%, 08/01/27	240,000	238,189
Somerset County Improvement Authority, Revenue Bond (County Gtd.)
0.97%, 04/15/25	530,000	526,014
Spartanburg Sanitary Sewer District, Revenue Bond
1.19%, 03/01/26	300,000	296,946
State of California Department of Water Resources, Revenue Bond
0.51%, 12/01/24	750,000	737,229
Tift County Hospital Authority, Revenue Bond (County Gtd.)
1.05%, 12/01/25	325,000	321,095
United Independent School District, General Obligation (PSF-Gtd.)
5.00%, 08/15/25	160,000	181,121
Upper Santa Clara Valley Joint Powers Authority, Revenue Bond, Series B
1.18%, 08/01/26	360,000	357,085
Total Municipal Bonds (Cost $18,511,214)		18,338,229
PRIVATE INVESTMENT — 0.6%
Calvert Impact Capital, Inc. (Cost $1,000,000)	1,000,000	1,000,000

	Shares
COMMON STOCKS — 36.0%
Consumer Discretionary — 1.4%
Home Depot, Inc. (The)	3,053	1,267,025
NIKE, Inc. Class B	7,583	1,263,859
		2,530,884
Consumer Staples — 0.3%
McCormick & Co., Inc. (Non-Voting Shares)	5,417	523,337
Financials — 4.0%
Marsh & McLennan Cos., Inc.	15,067	2,618,946
Progressive Corporation (The)	15,559	1,597,131
Walker & Dunlop, Inc.	19,104	2,882,412
		7,098,489

See Notes to Financial Statements.

	Shares	Value
Health Care — 2.8%
Accolade, Inc.*	12,015	$ 316,715
Encompass Health Corporation	24,423	1,593,845
Humana, Inc.	6,401	2,969,168
		4,879,728
Industrials — 5.0%
Advanced Drainage Systems, Inc.	8,900	1,211,557
Evoqua Water Technologies Corporation*	81,738	3,821,251
Westinghouse Air Brake Technologies Corporation	22,714	2,092,187
Xylem, Inc.	13,689	1,641,585
		8,766,580
Information Technology — 19.7%
Adobe, Inc.*	6,106	3,462,468
Autodesk, Inc.*	12,113	3,406,054
Avalara, Inc.Δ *	12,655	1,633,887
Bill.com Holdings, Inc.*	4,708	1,172,998
Cadence Design Systems, Inc.*	9,750	1,816,912
IPG Photonics Corporation*	11,627	2,001,472
Lam Research Corporation	3,940	2,833,451
Mastercard, Inc. Class A	5,102	1,833,251
Microchip Technology, Inc.	25,112	2,186,251
Microsoft Corporation	19,695	6,623,822
NVIDIA Corporation	14,969	4,402,533
Texas Instruments, Inc.	9,651	1,818,924
Zendesk, Inc.*	13,885	1,448,067
		34,640,090
Real Estate — 2.8%
Crown Castle International Corporation REIT	8,076	1,685,784
Equinix, Inc. REIT	2,035	1,721,285
Prologis, Inc. REIT	8,765	1,475,675
		4,882,744
Total Common Stocks (Cost $50,271,404)		63,321,852
FOREIGN COMMON STOCKS — 27.5%
Australia — 0.3%
Nanosonics, Ltd.*	97,002	445,321
Canada — 2.7%
Boralex, Inc. Class AΔ	44,020	1,206,857
Innergex Renewable Energy, Inc.	82,919	1,219,253
Intact Financial Corporation	17,529	2,278,444
		4,704,554
France — 2.7%
Legrand SA	15,559	1,822,762
Schneider Electric SE	14,575	2,861,739
		4,684,501
Germany — 1.7%
adidas AG	5,121	1,474,568
	Shares	Value
Knorr-Bremse AG	16,219	$ 1,601,862
		3,076,430
Hong Kong — 1.3%
AIA Group, Ltd.	186,000	1,874,896
Linklogis, Inc. Class B 144A *	462,887	433,351
		2,308,247
Ireland — 3.2%
Aon PLC Class A	10,625	3,193,450
ICON PLC*	8,100	2,508,570
		5,702,020
Japan — 5.5%
Murata Manufacturing Co., Ltd.	23,700	1,890,371
Nidec Corporation	14,500	1,715,269
Nintendo Co., Ltd.	4,300	2,011,787
Shimadzu Corporation	48,000	2,027,424
Shimano, Inc.	7,700	2,050,659
		9,695,510
Jersey — 1.4%
Aptiv PLC*	14,870	2,452,806
Netherlands — 2.3%
ASML Holding NV	2,856	2,297,875
Wolters Kluwer NV	14,969	1,765,572
		4,063,447
Switzerland — 1.6%
TE Connectivity, Ltd.	17,037	2,748,750
Taiwan — 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	26,800	3,224,308
United Kingdom — 3.0%
Atlassian Corporation PLC Class A*	5,121	1,952,586
DS Smith PLC	295,734	1,536,316
SSE PLC	81,047	1,808,973
		5,297,875
Total Foreign Common Stocks (Cost $45,514,357)		48,403,769
MONEY MARKET FUNDS — 3.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞ (Cost $5,291,910)	5,291,910	5,291,910
TOTAL INVESTMENTS —99.4% (Cost $159,675,946)		174,641,199
Other Assets in Excess of Liabilities — 0.6%		1,138,470
NET ASSETS — 100.0%		$175,779,669
See Notes to Financial Statements.

GLOBAL IMPACT FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Canadian Dollars/U.S. Dollars	03/2022	3	$ 237,150	$ 113
MSCI EAFE Index	03/2022	27	3,134,430	40,598
MSCI Emerging Markets	03/2022	25	1,532,875	(6,230)
S&P/TSX 60 Index	03/2022	1	202,522	3,374
10-Year U.S. Treasury Note	03/2022	(40)	(5,218,750)	(48,125)
Ultra 10-Year U.S. Treasury Note	03/2022	(21)	(3,075,188)	(21,844)
Ultra Long U.S. Treasury Bond	03/2022	31	6,110,875	90,094
2-Year U.S. Treasury Note	04/2022	22	4,799,781	(2,750)
Total Futures Contracts outstanding at December 31, 2021			$ 7,723,695	$ 55,230

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Agency Obligations	$ 994,732	$ —	$ 994,732	$ —
Asset-Backed Securities	4,283,705	—	4,283,705	—
Common Stocks	63,321,852	63,321,852	—	—
Corporate Bonds	9,532,994	—	9,532,994	—
Foreign Bonds	1,761,217	—	1,761,217	—
Foreign Common Stocks:
Germany	3,076,430	—	3,076,430	—
Japan	9,695,510	—	9,695,510	—
Other ^^	35,631,829	35,631,829	—	—
Total Foreign Common Stocks	48,403,769	35,631,829	12,771,940	—
Loan Agreements	104,464	—	—	104,464
Money Market Funds	5,291,910	5,291,910	—	—
Mortgage-Backed Securities	21,608,327	—	21,608,327	—
Municipal Bonds	18,338,229	—	18,338,229	—
Private Investment	1,000,000	—	1,000,000	—
Total Assets - Investments in Securities	$174,641,199	$104,245,591	$70,291,144	$104,464
Other Financial Instruments***
Futures Contracts	$ 134,179	$ 134,179	$ —	$ —
Total Assets - Other Financial Instruments	$ 134,179	$ 134,179	$ —	$ —
Liabilities:
Other Financial Instruments***
Futures Contracts	$ (78,949)	$ (78,949)	$ —	$ —
Total Liabilities - Other Financial Instruments	$ (78,949)	$ (78,949)	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
There were no transfers to or from Level 3 during the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.
See Notes to Financial Statements.

Equity Index Fund (Unaudited)
The Fund was passively managed and attempted to replicate the performance of its benchmark, the S&P 500® Index. The Fund was comprised of domestic, large-cap equity stocks with both value- and growth-style orientations. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the S&P 500® Index. However, the Fund’s returns relative to its benchmark could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions.
The Investor Class of the Fund returned 27.95% for the one-year period ended December 31, 2021, as compared to a return of 28.71% for the S&P 500® Index. The return differential was primarily a result of faith-based investment restrictions and expenses of the Fund.
In 2021, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	28.7
Health Care	12.0
Consumer Discretionary	11.9
Financials	10.7
Communication Services	10.2
Industrials	7.7
Consumer Staples	6.2
Real Estate	2.8
Energy	2.6
Materials	2.6
Utilities	2.6
Money Market Funds	1.9
99.9

See Notes to Financial Statements.

Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	28.28%	27.95%	28.71%
Five Year	18.44%	18.13%	18.46%
Ten Year	16.45%	16.19%	16.54%
Since Inception	9.03%	8.86%	9.20%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.13%	0.40%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the S&P 500® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 94.8%
Communication Services — 10.2%
Activision Blizzard, Inc.	67,691	$ 4,503,482
Alphabet, Inc. Class A*	24,283	70,348,822
Alphabet, Inc. Class C*	22,760	65,858,108
AT&T, Inc.	621,024	15,277,190
Charter Communications, Inc. Class AΔ*	11,090	7,230,347
Comcast Corporation Class A	376,227	18,935,505
Discovery, Inc. Class AΔ*	27,796	654,318
Discovery, Inc. Class CΔ*	15,921	364,591
DISH Network Corporation Class A*	18,408	597,156
Electronic Arts, Inc.	25,211	3,325,331
Fox Corporation Class A	31,129	1,148,660
Fox Corporation Class B	9,099	311,823
Interpublic Group of Cos., Inc. (The)	47,139	1,765,356
Live Nation Entertainment, Inc.Δ*	10,940	1,309,409
Lumen Technologies, Inc.Δ	121,774	1,528,264
Match Group, Inc.Δ*	21,213	2,805,419
Meta Platforms, Inc. Class A*	193,191	64,979,793
Netflix, Inc.*	35,817	21,577,593
News Corporation Class A	13,865	309,328
News Corporation Class B	13,984	314,640
Omnicom Group, Inc.	24,095	1,765,441
Take-Two Interactive Software, Inc.*	10,102	1,795,327
T-Mobile US, Inc.*	47,662	5,527,839
Twitter, Inc.*	60,429	2,611,741
Verizon Communications, Inc.	435,557	22,631,542
ViacomCBS, Inc. Class B	52,671	1,589,611
Walt Disney Co. (The)*	146,419	22,678,839
		341,745,475
Consumer Discretionary — 11.8%
Advance Auto Parts, Inc.	6,948	1,666,686
Amazon.com, Inc.*	35,432	118,142,335
AutoZone, Inc.*	2,011	4,215,840
Bath & Body Works, Inc.	13,836	965,614
Best Buy Co., Inc.	15,833	1,608,633
Booking Holdings, Inc.*	3,294	7,903,064
BorgWarner, Inc.	6,279	282,995
CarMax, Inc.Δ*	12,596	1,640,377
Carnival CorporationΔ*	84,836	1,706,900
Chipotle Mexican Grill, Inc.*	2,169	3,791,954
D.R. Horton, Inc.	16,760	1,817,622
Darden Restaurants, Inc.	9,727	1,465,275
Dollar General Corporation	18,720	4,414,738
Dollar Tree, Inc.*	18,243	2,563,506
Domino’s Pizza, Inc.Δ	3,030	1,709,920
eBay, Inc.	57,037	3,792,960
Etsy, Inc.*	9,267	2,028,917
Expedia Group, Inc.*	10,462	1,890,693
Ford Motor Co.	308,985	6,417,618
Gap, Inc. (The)Δ	12,531	221,172
General Motors Co.*	106,950	6,270,478
Genuine Parts Co.	12,313	1,726,283
Hasbro, Inc.	10,784	1,097,596
Hilton Worldwide Holdings, Inc.*	23,098	3,603,057
Home Depot, Inc. (The)	84,598	35,109,016
	Shares	Value
Lennar Corporation Class A	14,886	$ 1,729,158
LKQ Corporation	18,658	1,120,040
Lowe’s Cos., Inc.	57,516	14,866,736
Marriott International, Inc. Class A*	21,380	3,532,831
McDonald’s Corporation	63,693	17,074,183
Mohawk Industries, Inc.Δ*	2,387	434,864
Newell Brands, Inc.Δ	39,118	854,337
NIKE, Inc. Class B	104,453	17,409,182
Norwegian Cruise Line Holdings, Ltd.*	41,279	856,126
NVR, Inc.*	171	1,010,417
O’Reilly Automotive, Inc.*	5,716	4,036,811
Pool Corporation	3,147	1,781,202
PulteGroup, Inc.Δ	5,415	309,521
PVH Corporation	2,959	315,577
Ralph Lauren Corporation	2,058	244,614
Ross Stores, Inc.	25,592	2,924,654
Royal Caribbean Cruises, Ltd.*	22,682	1,744,246
Starbucks Corporation	98,522	11,524,118
Tapestry, Inc.	24,199	982,479
Target Corporation	41,380	9,576,987
Tesla, Inc.*	65,435	69,150,399
TJX Cos., Inc. (The)	90,590	6,877,593
Tractor Supply Co.	7,490	1,787,114
Ulta Beauty, Inc.*	3,840	1,583,386
Under Armour, Inc. Class AΔ*	20,379	431,831
Under Armour, Inc. Class C*	9,410	169,756
VF Corporation	27,573	2,018,895
Whirlpool Corporation	4,600	1,079,436
Yum! Brands, Inc.	24,402	3,388,462
		394,868,204
Consumer Staples — 6.2%
Archer-Daniels-Midland Co.	58,262	3,937,929
Campbell Soup Co.	28,952	1,258,254
Church & Dwight Co., Inc.	27,416	2,810,140
Clorox Co. (The)	12,213	2,129,459
Coca-Cola Co. (The)	374,142	22,152,948
Colgate-Palmolive Co.	83,433	7,120,172
Conagra Brands, Inc.	80,687	2,755,461
Costco Wholesale Corporation	36,347	20,634,192
Estee Lauder Cos., Inc. (The) Class A	19,563	7,242,223
General Mills, Inc.	82,355	5,549,080
Hershey Co. (The)	19,352	3,744,031
Hormel Foods CorporationΔ	43,964	2,145,883
J.M. Smucker Co. (The)Δ	15,075	2,047,487
Kellogg Co.	42,353	2,728,380
Kimberly-Clark Corporation	31,736	4,535,709
Kraft Heinz Co. (The)	63,648	2,284,963
Kroger Co. (The)	81,475	3,687,558
Lamb Weston Holdings, Inc.	17,029	1,079,298
McCormick & Co., Inc. (Non-Voting Shares)Δ	25,400	2,453,894
Mondelez International, Inc. Class A	158,472	10,508,278
Monster Beverage Corporation*	36,278	3,484,139
PepsiCo, Inc.	145,366	25,251,528
Procter & Gamble Co. (The)	235,667	38,550,408
Sysco Corporation	37,870	2,974,689

See Notes to Financial Statements.

	Shares	Value
Tyson Foods, Inc. Class A	27,409	$ 2,388,968
Walgreens Boots Alliance, Inc.	61,239	3,194,226
Walmart, Inc.	131,003	18,954,824
		205,604,121
Energy — 2.5%
APA CorporationΔ	18,290	491,818
Archrock, Inc.	13	97
Baker Hughes Co.	60,056	1,444,947
Chevron Corporation	161,435	18,944,397
ConocoPhillips	112,555	8,124,220
Coterra Energy, Inc.	73,032	1,387,608
Devon Energy CorporationΔ	49,912	2,198,624
Diamondback Energy, Inc.	10,890	1,174,487
EOG Resources, Inc.	47,427	4,212,940
Exterran Corporation*	6	18
Exxon Mobil Corporation	355,827	21,773,054
Halliburton Co.	68,091	1,557,241
Hess Corporation	18,891	1,398,501
Kinder Morgan, Inc.Δ	146,006	2,315,655
Marathon Oil Corporation	59,299	973,690
Marathon Petroleum Corporation	50,234	3,214,474
Occidental Petroleum Corporation	65,681	1,904,092
ONEOK, Inc.	35,809	2,104,137
Phillips 66	31,961	2,315,894
Pioneer Natural Resources Co.	18,667	3,395,154
Valero Energy Corporation	31,110	2,336,672
Williams Cos., Inc. (The)	96,309	2,507,886
		83,775,606
Financials — 10.2%
Aflac, Inc.	55,516	3,241,578
Allstate Corporation (The)	28,840	3,393,026
American Express Co.	56,945	9,316,202
American International Group, Inc.	67,569	3,841,973
Ameriprise Financial, Inc.	10,345	3,120,673
Arthur J. Gallagher & Co.	15,093	2,560,829
Assurant, Inc.	2,341	364,868
Bank of America Corporation	621,241	27,639,012
Bank of New York Mellon Corporation (The)	72,967	4,237,923
Berkshire Hathaway, Inc. Class B*	155,715	46,558,785
BlackRock, Inc.	12,151	11,124,970
Brown & Brown, Inc.Δ	18,702	1,314,377
Capital One Financial Corporation	34,907	5,064,657
Cboe Global Markets, Inc.	8,664	1,129,786
Charles Schwab Corporation (The)	124,970	10,509,977
Cincinnati Financial Corporation	10,988	1,251,863
Citigroup, Inc.	170,029	10,268,051
Citizens Financial Group, Inc.	18,464	872,424
CME Group, Inc.	28,081	6,415,385
Comerica, Inc.	10,547	917,589
Discover Financial Services	22,685	2,621,479
Everest Re Group, Ltd.	3,173	869,148
FactSet Research Systems, Inc.	3,042	1,478,442
Fifth Third BancorpΔ	52,084	2,268,258
First Republic Bank	11,885	2,454,371
Franklin Resources, Inc.	23,495	786,848
Globe Life, Inc.	4,186	392,312
	Shares	Value
Goldman Sachs Group, Inc. (The)	27,330	$ 10,455,092
Hartford Financial Services Group, Inc. (The)	28,747	1,984,693
Huntington Bancshares, Inc.Δ	118,830	1,832,359
Intercontinental Exchange, Inc.	43,068	5,890,410
Invesco, Ltd.	17,740	408,375
JPMorgan Chase & Co.	249,235	39,466,362
KeyCorp	64,549	1,493,018
Lincoln National Corporation	16,646	1,136,256
Loews Corporation	3,079	177,843
M&T Bank Corporation	10,059	1,544,861
MarketAxess Holdings, Inc.	2,840	1,168,007
Marsh & McLennan Cos., Inc.	39,915	6,938,025
MetLife, Inc.	64,005	3,999,672
Moody’s Corporation	11,483	4,485,030
Morgan Stanley	122,245	11,999,569
MSCI, Inc.	6,284	3,850,144
Nasdaq, Inc.	9,140	1,919,491
Northern Trust Corporation	16,617	1,987,559
People’s United Financial, Inc.	11,480	204,574
PNC Financial Services Group, Inc. (The)	34,137	6,845,151
Principal Financial Group, Inc.	22,421	1,621,711
Progressive Corporation (The)	45,104	4,629,926
Prudential Financial, Inc.	36,128	3,910,495
Raymond James Financial, Inc.	13,842	1,389,737
Regions Financial Corporation	40,587	884,797
S&P Global, Inc.	18,528	8,743,919
Signature Bank	4,900	1,585,003
State Street Corporation	30,870	2,870,910
SVB Financial Group*	4,898	3,322,020
Synchrony Financial	55,655	2,581,835
T. Rowe Price Group, Inc.	22,044	4,334,732
Travelers Cos., Inc. (The)	21,004	3,285,656
Truist Financial Corporation	104,234	6,102,901
U.S. Bancorp	117,801	6,616,882
W.R. Berkley Corporation	11,267	928,288
Wells Fargo & Co.	334,461	16,047,439
Zions Bancorp NA	7,446	470,289
		341,127,837
Health Care — 11.6%
Abbott Laboratories	164,886	23,206,056
ABIOMED, Inc.*	4,950	1,777,891
Agilent Technologies, Inc.	45,567	7,274,771
Align Technology, Inc.*	6,636	4,361,046
AmerisourceBergen CorporationΔ	17,971	2,388,166
Amgen, Inc.	77,723	17,485,343
Anthem, Inc.	21,194	9,824,267
Baxter International, Inc.	49,046	4,210,109
Becton, Dickinson and Co.	34,256	8,614,699
Biogen, Inc.*	17,530	4,205,798
Bio-Rad Laboratories, Inc. Class A*	4,307	3,254,240
Boston Scientific Corporation*	120,221	5,106,988
Cardinal Health, Inc.	27,527	1,417,365
Catalent, Inc.Δ*	45,285	5,797,838
Centene Corporation*	48,859	4,025,982
Cerner Corporation	28,126	2,612,062
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Charles River Laboratories International, Inc.*	10,283	$ 3,874,429
Cigna Corporation	29,323	6,733,440
CVS Health Corporation	111,494	11,501,721
Danaher Corporation	58,941	19,392,178
DaVita, Inc.*	13,768	1,566,248
DENTSPLY SIRONA, Inc.	26,241	1,463,985
DexCom, Inc.Δ*	8,564	4,598,440
Edwards Lifesciences Corporation*	57,327	7,426,713
Eli Lilly and Co.	85,714	23,675,921
Gilead Sciences, Inc.	235,975	17,134,145
HCA Healthcare, Inc.	23,088	5,931,769
Henry Schein, Inc.*	11,738	910,047
Hologic, Inc.*	29,305	2,243,591
Humana, Inc.	10,676	4,952,169
IDEXX Laboratories, Inc.*	7,551	4,972,031
Illumina, Inc.*	14,975	5,697,089
Incyte Corporation*	41,125	3,018,575
Intuitive Surgical, Inc.*	30,693	11,027,995
IQVIA Holdings, Inc.*	33,184	9,362,534
Laboratory Corporation of America Holdings*	7,436	2,336,466
McKesson Corporation	13,291	3,303,744
Mettler-Toledo International, Inc.*	2,979	5,055,989
Moderna, Inc.*	30,751	7,810,139
Organon & Co.	54,009	1,644,574
PerkinElmer, Inc.Δ	16,506	3,318,696
Quest Diagnostics, Inc.	16,017	2,771,101
Regeneron Pharmaceuticals, Inc.*	12,710	8,026,619
ResMed, Inc.	11,820	3,078,874
Stryker Corporation	27,962	7,477,598
Teleflex, Inc.	4,060	1,333,629
UnitedHealth Group, Inc.	82,292	41,322,105
Universal Health Services, Inc. Class B	6,340	822,044
Vertex Pharmaceuticals, Inc.*	40,955	8,993,718
Viatris, Inc.	339,730	4,596,547
Waters Corporation*	8,175	3,046,005
West Pharmaceutical Services, Inc.	12,656	5,935,791
Zimmer Biomet Holdings, Inc.	21,341	2,711,161
Zoetis, Inc.	94,276	23,006,172
		387,636,613
Industrials — 7.2%
3M Co.	52,910	9,398,403
A.O. Smith Corporation	16,217	1,392,229
Alaska Air Group, Inc.*	10,021	522,094
American Airlines Group, Inc.Δ*	66,936	1,202,171
AMETEK, Inc.	16,745	2,462,185
Boeing Co. (The)Δ*	45,776	9,215,624
C.H. Robinson Worldwide, Inc.	12,459	1,340,962
Carrier Global Corporation	63,362	3,436,755
Caterpillar, Inc.	44,540	9,208,200
Cintas Corporation	6,438	2,853,128
Copart, Inc.*	11,178	1,694,808
CSX Corporation	195,759	7,360,538
Cummins, Inc.	10,680	2,329,735
Deere & Co.	24,563	8,422,407
Delta Air Lines, Inc.*	64,874	2,535,276
	Shares	Value
Dover Corporation	13,712	$ 2,490,099
Emerson Electric Co.	55,944	5,201,114
Equifax, Inc.	11,124	3,256,996
Expeditors International of Washington, Inc.	6,818	915,589
Fastenal Co.	36,004	2,306,416
FedEx Corporation	19,831	5,129,090
Fortive Corporation	28,093	2,143,215
Fortune Brands Home & Security, Inc.	13,017	1,391,517
Generac Holdings, Inc.*	4,876	1,715,962
General Dynamics Corporation	20,407	4,254,247
General Electric Co.	90,769	8,574,947
Honeywell International, Inc.	55,553	11,583,356
Howmet Aerospace, Inc.	32,372	1,030,401
Huntington Ingalls Industries, Inc.	2,805	523,806
IDEX Corporation	5,716	1,350,805
IHS Markit, Ltd.	29,494	3,920,343
Illinois ToolWorks, Inc.	25,469	6,285,749
Ingersoll-Rand, Inc.	30,890	1,911,164
J.B. Hunt Transport Services, Inc.	9,677	1,977,979
Jacobs Engineering Group, Inc.	12,155	1,692,341
L3Harris Technologies, Inc.	16,801	3,582,645
Leidos Holdings, Inc.	10,893	968,388
Lockheed Martin Corporation	22,033	7,830,749
Masco Corporation	23,878	1,676,713
Norfolk Southern Corporation	19,839	5,906,269
Northrop Grumman Corporation	12,728	4,926,627
Old Dominion Freight Line, Inc.	7,428	2,662,047
Otis Worldwide Corporation	31,681	2,758,465
PACCAR, Inc.	22,794	2,011,798
Parker-Hannifin Corporation	8,815	2,804,228
Quanta Services, Inc.	5,431	622,718
Raytheon Technologies Corporation	126,686	10,902,597
Republic Services, Inc.	19,655	2,740,890
Robert Half International, Inc.	4,920	548,678
Rockwell Automation, Inc.Δ	11,922	4,158,990
Rollins, Inc.	21,375	731,239
Roper Technologies, Inc.	8,524	4,192,615
Snap-on, Inc.	5,899	1,270,527
Southwest Airlines Co.*	54,434	2,331,953
Stanley Black & Decker, Inc.	10,352	1,952,594
Textron, Inc.	19,700	1,520,840
TransDigm Group, Inc.*	3,870	2,462,404
Union Pacific Corporation	55,813	14,060,969
United Airlines Holdings, Inc.Δ*	19,397	849,201
United Parcel Service, Inc. Class B	59,797	12,816,889
United Rentals, Inc.*	4,677	1,554,120
Verisk Analytics, Inc.	12,729	2,911,504
W.W. Grainger, Inc.	3,321	1,721,075
Waste Management, Inc.	33,085	5,521,887
Westinghouse Air Brake Technologies CorporationΔ	11,295	1,040,382
Xylem, Inc.	9,669	1,159,506
		241,229,158
Information Technology — 27.7%
Adobe, Inc.*	38,494	21,828,408
Advanced Micro Devices, Inc.*	97,492	14,029,099

See Notes to Financial Statements.

	Shares	Value
Akamai Technologies, Inc.*	12,022	$ 1,407,055
Amphenol Corporation Class A	53,795	4,704,911
Analog Devices, Inc.	49,747	8,744,030
ANSYS, Inc.*	6,671	2,675,872
Apple, Inc.	1,270,282	225,563,975
Applied Materials, Inc.	71,724	11,286,489
Arista Networks, Inc.*	18,552	2,666,850
Autodesk, Inc.Δ*	18,555	5,217,480
Automatic Data Processing, Inc.	36,726	9,055,897
Broadcom, Inc.	34,492	22,951,322
Broadridge Financial Solutions, Inc.	6,807	1,244,456
Cadence Design Systems, Inc.Δ*	18,580	3,462,383
CDW Corporation	11,000	2,252,580
Ceridian HCM Holding, Inc.Δ*	10,792	1,127,332
Cisco Systems, Inc.	350,235	22,194,392
Citrix Systems, Inc.	9,508	899,362
Cognizant Technology Solutions Corporation Class A	43,559	3,864,554
Corning, Inc.	59,799	2,226,317
DXC Technology Co.*	18,725	602,758
Enphase Energy, Inc.*	10,555	1,930,932
EPAM Systems, Inc.*	4,569	3,054,148
F5, Inc.*	6,504	1,591,594
Fidelity National Information Services, Inc.	47,995	5,238,654
Fiserv, Inc.Δ*	43,328	4,497,013
FleetCor Technologies, Inc.*	6,254	1,399,895
Fortinet, Inc.*	11,550	4,151,070
Gartner, Inc.*	5,295	1,770,224
Global Payments, Inc.	22,769	3,077,913
Hewlett Packard Enterprise Co.	113,804	1,794,689
HP, Inc.Δ	103,716	3,906,982
Intel Corporation	328,598	16,922,797
International Business Machines Corporation	75,798	10,131,161
Intuit, Inc.	22,108	14,220,308
IPG Photonics Corporation*	2,807	483,197
Jack Henry & Associates, Inc.	5,530	923,455
Juniper Networks, Inc.	50,500	1,803,355
Keysight Technologies, Inc.*	13,420	2,771,364
KLA Corporation	11,211	4,821,963
Lam Research Corporation	10,705	7,698,501
Mastercard, Inc. Class A	71,135	25,560,228
Microchip Technology, Inc.	41,030	3,572,072
Micron Technology, Inc.	84,017	7,826,184
Microsoft Corporation	611,985	205,822,795
Monolithic Power Systems, Inc.	3,300	1,627,989
Motorola Solutions, Inc.Δ	13,048	3,545,142
NetApp, Inc.	18,482	1,700,159
NortonLifeLock, Inc.	47,298	1,228,802
NVIDIA Corporation	201,327	59,212,284
Oracle Corporation	144,267	12,581,525
Paychex, Inc.	27,668	3,776,682
Paycom Software, Inc.*	3,850	1,598,481
PayPal Holdings, Inc.*	93,571	17,645,619
PTC, Inc.*	6,734	815,824
Qorvo, Inc.*	8,118	1,269,574
QUALCOMM, Inc.	91,816	16,790,392
	Shares	Value
salesforce.com, Inc.*	80,450	$ 20,444,758
ServiceNow, Inc.*	16,274	10,563,616
Skyworks Solutions, Inc.	14,117	2,190,111
SolarEdge Technologies, Inc.*	4,244	1,190,739
Synopsys, Inc.*	12,360	4,554,660
Teledyne Technologies, Inc.*	3,268	1,427,757
Teradyne, Inc.Δ	9,806	1,603,575
Texas Instruments, Inc.	78,134	14,725,915
Trimble, Inc.Δ*	19,275	1,680,587
Tyler Technologies, Inc.*	3,141	1,689,701
VeriSign, Inc.*	7,867	1,996,802
Visa, Inc. Class AΔ	135,771	29,422,933
Western Digital Corporation*	22,012	1,435,403
Xilinx, Inc.	18,364	3,893,719
Zebra Technologies Corporation Class A*	4,187	2,492,102
		924,080,867
Materials — 2.0%
Air Products and Chemicals, Inc.	18,561	5,647,370
Albemarle Corporation	8,321	1,945,200
Avery Dennison Corporation	3,272	708,617
Ball Corporation	26,240	2,526,125
Celanese Corporation	9,582	1,610,351
CF Industries Holdings, Inc.	17,082	1,209,064
Corteva, Inc.	55,219	2,610,754
Dow, Inc.	72,331	4,102,614
DuPont de Nemours, Inc.	47,302	3,821,056
Eastman Chemical Co.	14,389	1,739,774
Ecolab, Inc.	16,680	3,912,961
FMC CorporationΔ	5,397	593,076
Freeport-McMoRan, Inc.	112,863	4,709,773
International Flavors & Fragrances, Inc.	19,185	2,890,220
International Paper Co.	43,581	2,047,435
Martin Marietta Materials, Inc.	5,969	2,629,464
Mosaic Co. (The)	26,057	1,023,780
Newmont Corporation	67,991	4,216,802
Nucor Corporation	32,443	3,703,368
Packaging Corporation of America	6,567	894,097
PPG Industries, Inc.Δ	18,443	3,180,311
Sealed Air Corporation	10,710	722,604
Sherwin-Williams Co. (The)	19,044	6,706,535
Vulcan Materials Co.	11,222	2,329,463
Westrock Co.	21,818	967,847
		66,448,661
Real Estate — 2.8%
Alexandria Real Estate Equities, Inc. REIT	11,494	2,562,702
American Tower Corporation REIT	37,022	10,828,935
AvalonBay Communities, Inc. REIT	11,730	2,962,881
Boston Properties, Inc. REITΔ	11,272	1,298,309
CBRE Group, Inc. Class A*	35,708	3,874,675
Crown Castle International Corporation REIT	35,778	7,468,300
Digital Realty Trust, Inc. REITΔ	25,560	4,520,797
Duke Realty Corporation REIT	32,547	2,136,385
See Notes to Financial Statements.

EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Equinix, Inc. REIT	8,002	$ 6,768,412
Equity Residential REIT	36,341	3,288,860
Essex Property Trust, Inc. REIT	5,627	1,981,998
Extra Space Storage, Inc. REIT	8,534	1,934,914
Federal Realty Investment Trust REIT	2,600	354,432
Healthpeak Properties, Inc. REITΔ	46,597	1,681,686
Host Hotels & Resorts, Inc. REIT*	47,435	824,895
Iron Mountain, Inc. REITΔ	32,755	1,714,069
Kimco Realty Corporation REIT	56,971	1,404,335
Mid-America Apartment Communities, Inc. REIT	7,607	1,745,350
Prologis, Inc. REIT	61,392	10,335,957
Public Storage REIT	13,141	4,922,093
Realty Income Corporation REIT	28,647	2,050,839
Regency Centers Corporation REITΔ	15,104	1,138,086
SBA Communications Corporation REIT	9,082	3,533,080
Simon Property Group, Inc. REIT	25,427	4,062,472
UDR, Inc. REITΔ	16,995	1,019,530
Ventas, Inc. REIT	33,547	1,714,923
Vornado Realty Trust REITΔ	15,993	669,467
Welltower, Inc. REIT	31,626	2,712,562
Weyerhaeuser Co. REIT	57,740	2,377,733
		91,888,677
Utilities — 2.6%
AES Corporation (The)	56,201	1,365,684
Alliant Energy Corporation	22,632	1,391,189
Ameren Corporation	19,884	1,769,875
American Electric Power Co., Inc.	43,060	3,831,048
American Water Works Co., Inc.Δ	16,760	3,165,294
Atmos Energy CorporationΔ	8,640	905,213
CenterPoint Energy, Inc.Δ	50,231	1,401,947
CMS Energy Corporation	24,417	1,588,326
Consolidated Edison, Inc.Δ	33,879	2,890,556
Dominion Energy, Inc.	72,926	5,729,067
DTE Energy Co.	16,224	1,939,417
Duke Energy Corporation	81,288	8,527,111
Edison International	40,240	2,746,380
Entergy Corporation	21,410	2,411,836
Evergy, Inc.	17,247	1,183,317
Eversource Energy	30,559	2,780,258
Exelon Corporation	65,931	3,808,175
FirstEnergy Corporation	51,603	2,146,169
NextEra Energy, Inc.	152,587	14,245,522
NiSource, Inc.	23,079	637,211
NRG Energy, Inc.Δ	19,377	834,761
Pinnacle West Capital Corporation	4,108	289,984
PPL Corporation	73,784	2,217,947
Public Service Enterprise Group, Inc.	46,751	3,119,694
Sempra Energy	20,984	2,775,763
Southern Co. (The)	92,202	6,323,213
WEC Energy Group, Inc.	26,694	2,591,187
Xcel Energy, Inc.	35,982	2,435,981
		85,052,125
Total Common Stocks (Cost $1,634,987,290)		3,163,457,344
	Shares	Value
FOREIGN COMMON STOCKS — 3.2%
Curacao — 0.1%
Schlumberger NV	110,484	$ 3,308,996
Ireland — 2.3%
Accenture PLC Class A	50,763	21,043,802
Allegion PLC	11,277	1,493,526
Aon PLC Class A	19,060	5,728,674
Eaton Corporation PLC	34,612	5,981,646
Johnson Controls International PLC	75,803	6,163,542
Linde PLC	42,397	14,687,593
Medtronic PLC	114,412	11,835,921
Pentair PLC	6,692	488,717
Seagate Technology Holdings PLCΔ	20,280	2,291,234
STERIS PLC	7,533	1,833,607
Trane Technologies PLC	16,206	3,274,098
Willis Towers Watson PLC	12,561	2,983,112
		77,805,472
Jersey — 0.2%
Amcor PLC	120,129	1,442,749
Aptiv PLC*	21,684	3,576,776
		5,019,525
Netherlands — 0.2%
LyondellBasell Industries NV Class A	27,312	2,518,986
NXP Semiconductor NV	19,939	4,541,706
		7,060,692
Switzerland — 0.4%
Chubb, Ltd.	35,583	6,878,550
Garmin, Ltd.	8,253	1,123,811
TE Connectivity, Ltd.	28,610	4,615,937
		12,618,298
United Kingdom — 0.0%
Nielsen Holdings PLC	40,749	835,762
Total Foreign Common Stocks (Cost $62,614,483)		106,648,745
MONEY MARKET FUNDS — 1.9%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	62,134,618	62,134,618
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	1,227,216	1,227,216
Total Money Market Funds (Cost $63,361,834)		63,361,834
TOTAL INVESTMENTS — 99.9% (Cost $1,760,963,607)		3,333,467,923
Other Assets in Excess of Liabilities — 0.1%		3,083,823
NET ASSETS — 100.0%		$3,336,551,746

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2022	264	$62,812,200	$1,295,866
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$3,163,457,344	$3,163,457,344	$ —	$ —
Foreign Common Stocks	106,648,745	106,648,745	—	—
Money Market Funds	63,361,834	63,361,834	—	—
Total Assets - Investments in Securities	$3,333,467,923	$3,333,467,923	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 1,295,866	$ 1,295,866	$ —	$ —
Total Assets - Other Financial Instruments	$ 1,295,866	$ 1,295,866	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Value Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to be attractive from a valuation perspective. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Value Index, for the one-year period ended December 31, 2021 (24.27% versus 25.16%). The Fund underperformed in the first three quarters but experienced outperformance in the final quarter of the year. Large capitalization value stocks underperformed large capitalization growth stocks but still posted strong double-digit positive returns across most sectors in 2021. The Fund remained diversified, with a modest underweight to the financial services and health care sectors and a modest overweight to the consumer discretionary sector. Security selection within the energy and health care sectors were the primary detractors from benchmark-relative returns, while security selection within the producer durables and technology sectors contributed to benchmark-relative returns during the year.
In 2021, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio by adding a potentially higher return, higher risk option of value equity securities. This Fund is subject to value investing risk. This involves the risk that an investment in companies whose securities are believed to be undervalued, relative to their underlying profitability, will not appreciate in value as anticipated. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	20.3
Health Care	13.9
Information Technology	11.7
Industrials	10.9
Consumer Discretionary	10.3
Consumer Staples	6.2
Communication Services	6.0
Materials	5.9
Energy	5.4
Utilities	3.7
Money Market Funds	3.3
Real Estate	2.0
Mutual Funds	0.4
100.0

See Notes to Financial Statements.

Value Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	24.61%	24.27%	25.16%
Five Year	11.17%	10.87%	11.16%
Ten Year	12.69%	12.40%	12.96%
Since Inception	7.73%	7.45%	8.01%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.69%	0.95%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Russell 1000® Value Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 84.7%
Communication Services — 5.7%
Altice U.S.A., Inc. Class A*	682,878	$ 11,048,966
AT&T, Inc.	187,264	4,606,694
Comcast Corporation Class A	469,819	23,645,990
Discovery, Inc. Class AΔ*	148,389	3,493,077
Fox Corporation Class A	128,654	4,747,333
T-Mobile US, Inc.*	74,794	8,674,608
Verizon Communications, Inc.	377,527	19,616,303
ViacomCBS, Inc. Class B	155,710	4,699,328
		80,532,299
Consumer Discretionary — 9.9%
Advance Auto Parts, Inc.	94,065	22,564,312
Aramark	311,434	11,476,343
Darden Restaurants, Inc.	39,925	6,014,302
Dick's Sporting Goods, Inc.Δ	32,695	3,759,598
Dollar General Corporation	62,759	14,800,455
Lennar Corporation Class A	151,803	17,633,437
Lithia Motors, Inc.	24,779	7,358,124
Lowe’s Cos., Inc.	113,688	29,386,074
Ralph Lauren Corporation	105,297	12,515,601
Target Corporation	60,927	14,100,945
		139,609,191
Consumer Staples — 4.6%
Church & Dwight Co., Inc.	64,417	6,602,742
Colgate-Palmolive Co.	104,047	8,879,371
Conagra Brands, Inc.	351,963	12,019,536
Kimberly-Clark Corporation	44,079	6,299,771
Lamb Weston Holdings, Inc.	91,527	5,800,981
Mondelez International, Inc. Class A	125,800	8,341,798
PepsiCo, Inc.	63,000	10,943,730
Walmart, Inc.	46,242	6,690,755
		65,578,684
Energy — 4.6%
Baker Hughes Co.	212,735	5,118,404
Chevron Corporation	157,370	18,467,370
Exxon Mobil Corporation	75,685	4,631,165
Hess Corporation	175,260	12,974,498
Phillips 66	189,037	13,697,621
Pioneer Natural Resources Co.	28,399	5,165,210
Valero Energy Corporation	64,384	4,835,882
		64,890,150
Financials — 18.6%
Aflac, Inc.	116,238	6,787,137
Allstate Corporation (The)	186,058	21,889,724
American Express Co.	39,804	6,511,934
American International Group, Inc.	218,900	12,446,654
Ameriprise Financial, Inc.	23,878	7,203,037
Apollo Asset Management, Inc.Δ	14,000	1,014,020
Bank of New York Mellon Corporation (The)	188,492	10,947,615
Berkshire Hathaway, Inc. Class B*	78,667	23,521,433
BlackRock, Inc.	10,625	9,727,825
Blackstone, Inc.	33,100	4,282,809
Cincinnati Financial Corporation	37,810	4,307,693
	Shares	Value
Citigroup, Inc.	178,891	$ 10,803,228
Franklin Resources, Inc.	84,825	2,840,789
Goldman Sachs Group, Inc. (The)	14,160	5,416,908
Intercontinental Exchange, Inc.	66,374	9,077,972
JPMorgan Chase & Co.	199,519	31,593,834
Marsh & McLennan Cos., Inc.	31,994	5,561,197
MetLife, Inc.	121,951	7,620,718
Morgan Stanley	59,900	5,879,784
Northern Trust Corporation	84,561	10,114,341
Progressive Corporation (The)	67,840	6,963,776
Reinsurance Group of America, Inc.	90,071	9,861,874
Signature Bank	24,022	7,770,396
Truist Financial Corporation	129,248	7,567,470
U.S. Bancorp	207,874	11,676,283
Wells Fargo & Co.	426,424	20,459,824
		261,848,275
Health Care — 9.3%
Anthem, Inc.	35,233	16,331,905
Becton, Dickinson and Co.	35,342	8,887,806
Centene Corporation*	115,343	9,504,263
Cerner Corporation	140,288	13,028,547
CVS Health Corporation	146,965	15,160,910
Gilead Sciences, Inc.	71,040	5,158,215
Humana, Inc.	23,776	11,028,735
McKesson Corporation	34,135	8,484,937
Molina Healthcare, Inc.*	33,025	10,504,592
UnitedHealth Group, Inc.	36,695	18,426,027
Zimmer Biomet Holdings, Inc.	111,032	14,105,505
		130,621,442
Industrials — 9.5%
AECOM*	75,201	5,816,797
Deere & Co.	45,598	15,635,098
Emerson Electric Co.	82,905	7,707,678
Fastenal Co.	93,741	6,005,049
General Electric Co.	75,766	7,157,614
Hubbell, Inc.	8,963	1,866,724
J.B. Hunt Transport Services, Inc.	98,248	20,081,891
Norfolk Southern Corporation	27,085	8,063,475
Raytheon Technologies Corporation	178,317	15,345,961
Southwest Airlines Co.*	105,052	4,500,428
Stanley Black & Decker, Inc.	45,044	8,496,199
Textron, Inc.	110,657	8,542,720
United Parcel Service, Inc. Class B	76,114	16,314,275
Vertiv Holdings Co.	313,919	7,838,558
		133,372,467
Information Technology — 10.9%
Apple, Inc.	67,302	11,950,816
Broadcom, Inc.	37,123	24,702,015
Cisco Systems, Inc.	345,422	21,889,392
Cognizant Technology Solutions Corporation Class A	166,316	14,755,556
Corning, Inc.	85,002	3,164,625
F5, Inc.*	17,470	4,275,084
Fiserv, Inc.Δ*	49,950	5,184,311
HP, Inc.Δ	103,003	3,880,123

See Notes to Financial Statements.

	Shares	Value
Intel Corporation	92,630	$ 4,770,445
International Business Machines Corporation	50,928	6,807,037
Juniper Networks, Inc.	95,065	3,394,771
Microsoft Corporation	21,694	7,296,126
ON Semiconductor Corporation*	143,872	9,771,786
Oracle Corporation	65,311	5,695,772
Paychex, Inc.	47,472	6,479,928
QUALCOMM, Inc.	35,830	6,552,232
Texas Instruments, Inc.	68,537	12,917,168
		153,487,187
Materials — 5.9%
Air Products and Chemicals, Inc.	50,110	15,246,469
Axalta Coating Systems, Ltd.*	316,368	10,478,108
Corteva, Inc.	304,796	14,410,755
DuPont de Nemours, Inc.	125,469	10,135,386
Freeport-McMoRan, Inc.	182,406	7,611,802
International Flavors & Fragrances, Inc.	128,006	19,284,104
Sonoco Products Co.	98,154	5,682,135
		82,848,759
Real Estate — 2.0%
American Tower Corporation REIT	20,357	5,954,423
Crown Castle International Corporation REIT	40,676	8,490,708
Jones Lang LaSalle, Inc.*	16,025	4,316,173
STORE Capital Corporation REIT	161,949	5,571,046
Weyerhaeuser Co. REITΔ	100,873	4,153,950
		28,486,300
Utilities — 3.7%
AES Corporation (The)	257,310	6,252,633
Atmos Energy CorporationΔ	116,962	12,254,109
Dominion Energy, Inc.	82,084	6,448,519
Duke Energy Corporation	62,517	6,558,033
Edison International	84,741	5,783,573
Exelon Corporation	149,669	8,644,882
Pinnacle West Capital Corporation	95,258	6,724,262
		52,666,011
Total Common Stocks (Cost $896,083,703)		1,193,940,765
FOREIGN COMMON STOCKS — 11.6%
Canada — 0.4%
Open Text Corporation	123,915	5,883,484
France — 1.2%
Sodexo SAΔ	64,525	5,660,959
	Shares	Value
TotalEnergies SE ADRΔ	223,260	$ 11,042,440
		16,703,399
Germany — 0.6%
Siemens AG	48,645	8,425,455
Ireland — 4.8%
Johnson Controls International PLC	147,351	11,981,110
Medtronic PLC	299,217	30,953,999
STERIS PLC	32,684	7,955,612
Willis Towers Watson PLC	70,879	16,833,054
		67,723,775
Japan — 0.3%
Nintendo Co., Ltd. ADRΔ	67,345	3,930,928
Singapore — 0.4%
Flex, Ltd.*	283,418	5,195,052
Switzerland — 2.8%
Chubb, Ltd.	32,858	6,351,780
Nestle SA ADR	54,119	7,596,684
Novartis AG	106,286	9,339,566
Roche Holding AG	38,040	15,781,322
		39,069,352
United Kingdom — 1.1%
Unilever PLC ADR	304,138	16,359,583
Total Foreign Common Stocks (Cost $144,172,208)		163,291,028
MUTUAL FUNDS — 0.4%
iShares Russell 1000 Value ETFΔ (Cost $5,288,654)	32,408	5,442,276
MONEY MARKET FUNDS — 3.3%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	44,330,279	44,330,279
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	1,685,880	1,685,880
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	69,988	69,988
Total Money Market Funds (Cost $46,086,147)		46,086,147
TOTAL INVESTMENTS — 100.0% (Cost $1,091,630,712)		1,408,760,216
Liabilities in Excess of Other Assets — (0.0)%		(107,581)
NET ASSETS — 100.0%		$1,408,652,635
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2022	192	$45,681,600	$947,811
See Notes to Financial Statements.

VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/22	U.S. Dollars	24,221,558	Euro	21,390,522	CS	$(178,354)
03/31/22	U.S. Dollars	24,331,282	Swiss Francs	22,367,748	MSCS	(275,512)
03/31/22	U.S. Dollars	15,361,641	British Pounds	11,618,155	JPM	(357,689)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$(811,555)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,193,940,765	$1,193,940,765	$ —	$ —
Foreign Common Stocks:
Germany	8,425,455	—	8,425,455	—
Switzerland	39,069,352	13,948,464	25,120,888	—
Other ^^	115,796,221	115,796,221	—	—
Total Foreign Common Stocks	163,291,028	129,744,685	33,546,343	—
Money Market Funds	46,086,147	46,086,147	—	—
Mutual Funds	5,442,276	5,442,276	—	—
Total Assets - Investments in Securities	$1,408,760,216	$1,375,213,873	$33,546,343	$ —
Other Financial Instruments***
Futures Contracts	$ 947,811	$ 947,811	$ —	$ —
Total Assets - Other Financial Instruments	$ 947,811	$ 947,811	$ —	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (811,555)	$ —	$ (811,555)	$ —
Total Liabilities - Other Financial Instruments	$ (811,555)	$ —	$ (811,555)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.

See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of large- and medium-sized U.S. companies whose stocks were considered to have above average potential for growth in revenue and earnings. The Investor Class of the Fund underperformed its benchmark, the Russell 1000® Growth Index, for the one-year period ended December 31, 2021 (17.41% versus 27.60%). The Fund experienced underperformance in all four quarters of the year. Large capitalization growth stocks outperformed large capitalization value stocks during 2021, as the market favored a handful of mega cap technology stocks, which accounted for a large portion of the performance of the benchmark index. This created a significant hurdle for active management as growth managers that were underweight in these particular technology stocks most likely experienced underperformance for the year. The Fund remained diversified, with a modest underweight to the technology and consumer discretionary sectors and a modest overweight to the health care sector. Security selection within the technology and consumer discretionary sectors were the primary detractors from benchmark-relative performance, while security selection within the health care sector benefited benchmark-relative returns during the year.
In 2021, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek high, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in growth-oriented equities and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. The Fund will not concentrate in any particular industry, but at times, it may be heavily invested in a particular economic sector. This may result in greater short-term price volatility. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	40.7
Consumer Discretionary	14.0
Communication Services	13.9
Health Care	12.8
Industrials	9.1
Money Market Funds	4.1
Consumer Staples	2.8
Real Estate	1.3
Materials	0.8
Financials	0.6
Energy	0.3
100.4
See Notes to Financial Statements.

Growth Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	17.68%	17.41%	27.60%
Five Year	23.62%	23.30%	25.30%
Ten Year	18.07%	17.79%	19.77%
Since Inception	9.43%	9.26%	10.56%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.70%	0.96%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Russell 1000® Growth Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 88.2%
Communication Services — 13.9%
Alphabet, Inc. Class A*	5,462	$ 15,823,632
Alphabet, Inc. Class C*	12,944	37,454,629
Charter Communications, Inc. Class AΔ*	14,237	9,282,097
Match Group, Inc.Δ*	197,517	26,121,623
Meta Platforms, Inc. Class A*	248,117	83,454,153
Netflix, Inc.*	73,456	44,252,833
Pinterest, Inc. Class A*	192,265	6,988,833
Sea, Ltd. ADRΔ*	151,244	33,834,795
Walt Disney Co. (The)*	162,600	25,185,114
Warner Music Group Corporation Class A	180,777	7,805,951
		290,203,660
Consumer Discretionary — 12.7%
Advance Auto Parts, Inc.	46,347	11,117,718
Airbnb, Inc. Class A*	39,225	6,530,570
Amazon.com, Inc.*	37,043	123,513,957
Booking Holdings, Inc.*	3,989	9,570,529
Carvana Co.*	18,736	4,342,817
Chewy, Inc. Class AΔ*	146,239	8,623,714
DoorDash, Inc. Class A*	51,307	7,639,612
Floor & Decor Holdings, Inc. Class A*	67,424	8,765,794
Home Depot, Inc. (The)	47,932	19,892,259
Lululemon Athletica, Inc.*	23,956	9,377,576
NIKE, Inc. Class B	78,800	13,133,596
Starbucks Corporation	84,241	9,853,670
Tractor Supply Co.	46,760	11,156,936
Ulta Beauty, Inc.*	32,975	13,596,912
Yum China Holdings, Inc.	55,597	2,770,955
Yum! Brands, Inc.	41,109	5,708,396
		265,595,011
Consumer Staples — 2.8%
Colgate-Palmolive Co.	61,196	5,222,467
Costco Wholesale Corporation	22,685	12,878,274
Estee Lauder Cos., Inc. (The) Class A	42,867	15,869,363
Monster Beverage Corporation*	258,470	24,823,459
		58,793,563
Financials — 0.6%
FactSet Research Systems, Inc.	15,621	7,591,962
SEI Investments Co.	88,163	5,372,653
		12,964,615
Health Care — 11.3%
10X Genomics, Inc. Class AΔ*	26,550	3,954,888
Align Technology, Inc.*	18,565	12,200,547
BioMarin Pharmaceutical, Inc.*	65,073	5,749,200
DexCom, Inc.Δ*	46,651	25,049,254
Edwards Lifesciences Corporation*	190,262	24,648,442
Illumina, Inc.*	23,680	9,008,819
Intuitive Surgical, Inc.*	103,329	37,126,110
Regeneron Pharmaceuticals, Inc.*	18,245	11,522,082
	Shares	Value
Sarepta Therapeutics, Inc.*	83,558	$ 7,524,398
UnitedHealth Group, Inc.	53,377	26,802,727
Veeva Systems, Inc. Class A*	49,774	12,716,262
Vertex Pharmaceuticals, Inc.*	47,095	10,342,062
Zoetis, Inc.	200,843	49,011,717
		235,656,508
Industrials — 8.6%
Boeing Co. (The)*	87,835	17,682,942
Cintas Corporation	34,293	15,197,629
CoStar Group, Inc.*	130,976	10,351,033
Deere & Co.	29,911	10,256,183
Expeditors International of Washington, Inc.	70,494	9,466,639
IDEX Corporation	44,918	10,615,022
IHS Markit, Ltd.	118,733	15,781,990
L3Harris Technologies, Inc.	47,830	10,199,269
Raytheon Technologies Corporation	123,454	10,624,451
Roper Technologies, Inc.	23,341	11,480,504
Uber Technologies, Inc.*	596,531	25,012,545
United Parcel Service, Inc. Class B	84,407	18,091,797
W.W. Grainger, Inc.	27,127	14,058,297
		178,818,301
Information Technology — 36.2%
Adobe, Inc.*	66,056	37,457,715
Apple, Inc.	810,626	143,942,859
Autodesk, Inc.Δ*	112,873	31,738,759
Automatic Data Processing, Inc.	14,031	3,459,764
Block, Inc.*	114,971	18,568,966
Cisco Systems, Inc.	129,767	8,223,335
Cloudflare, Inc. Class A*	31,557	4,149,746
Coupa Software, Inc.*	41,406	6,544,218
Fidelity National Information Services, Inc.	71,229	7,774,645
Intuit, Inc.	57,674	37,097,070
Mastercard, Inc. Class A	42,169	15,152,165
Microsoft Corporation	261,138	87,825,932
NVIDIA Corporation	217,105	63,852,752
Oracle Corporation	206,926	18,046,017
Palo Alto Networks, Inc.Δ*	39,413	21,943,582
PayPal Holdings, Inc.*	116,536	21,976,359
QUALCOMM, Inc.	57,714	10,554,159
salesforce.com, Inc.*	166,901	42,414,551
ServiceNow, Inc.*	70,288	45,624,644
Snowflake, Inc. Class A*	25,339	8,583,586
Splunk, Inc.*	70,328	8,138,356
Twilio, Inc. Class A*	54,242	14,284,088
UiPath, Inc. Class AΔ*	103,138	4,448,342
Visa, Inc. Class AΔ	348,268	75,473,158
Workday, Inc. Class A*	65,822	17,981,254
Xperi Holding Corporation	3	57
		755,256,079
Materials — 0.8%
Sherwin-Williams Co. (The)	43,646	15,370,375

See Notes to Financial Statements.

GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Real Estate — 1.3%
Equinix, Inc. REIT	13,443	$ 11,370,627
SBA Communications Corporation REIT	41,390	16,101,538
		27,472,165
Total Common Stocks (Cost $1,116,052,066)		1,840,130,277
FOREIGN COMMON STOCKS — 8.1%
Canada — 1.3%
Shopify, Inc. Class A*	19,105	26,315,036
China — 0.6%
Alibaba Group Holding, Ltd. ADR*	106,262	12,622,863
Curacao — 0.3%
Schlumberger NV	180,826	5,415,739
Ireland — 0.5%
Eaton Corporation PLC	65,810	11,373,284
Israel — 0.1%
Fiverr International, Ltd.*	25,348	2,882,068
Jersey — 0.6%
Aptiv PLC*	77,117	12,720,449
Netherlands — 1.8%
ASML Holding NV (NASDAQ Exchange)	12,700	10,110,978
NXP Semiconductor NV	116,270	26,483,980
		36,594,958
	Shares	Value
Switzerland — 1.5%
Alcon, Inc.Δ	128,230	$ 11,171,398
Novartis AG ADR	121,352	10,614,659
Roche Holding AG ADR	201,897	10,436,056
		32,222,113
United Kingdom — 1.4%
Atlassian Corporation PLC Class A*	75,934	28,952,875
Total Foreign Common Stocks (Cost $131,186,613)		169,099,385
MONEY MARKET FUNDS — 4.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	76,063,715	76,063,715
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	10,176,712	10,176,712
Total Money Market Funds (Cost $86,240,427)		86,240,427
TOTAL INVESTMENTS — 100.4% (Cost $1,333,479,106)		2,095,470,089
Liabilities in Excess of Other Assets — (0.4)%		(7,838,873)
NET ASSETS — 100.0%		$2,087,631,216

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P 500® E-Mini	03/2022	326	$77,563,550	$1,659,661

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$1,840,130,277	$1,840,130,277	$ —	$ —
Foreign Common Stocks	169,099,385	169,099,385	—	—
Money Market Funds	86,240,427	86,240,427	—	—
Total Assets - Investments in Securities	$2,095,470,089	$2,095,470,089	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 1,659,661	$ 1,659,661	$ —	$ —
Total Assets - Other Financial Instruments	$ 1,659,661	$ 1,659,661	$ —	$ —

***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.
See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
The Fund invested in a diversified portfolio of domestic, small capitalization stocks with both value- and growth-style orientations. The Investor Class of the Fund significantly outperformed its benchmark, the Russell 2000® Index, for the one-year period ended December 31, 2021 (21.79% versus 14.82%). The Fund outperformed in all four quarters of the year. Small capitalization stocks underperformed large capitalization stocks but still posted meaningful double-digit gains during a period where the market rewarded higher beta, lower price-to-earnings (P/E) and higher dividend yielding names within the benchmark index. The Fund maintained an allocation across all sectors, with a modest overweight to the producer durables sector and modest underweights to the health care and energy sectors. Security selection across most sectors was additive during the year. Underweight exposure and security selection within the health care sector was the primary contributor to benchmark-relative returns, while security selection within the financial services sector slightly distracted from benchmark-relative returns for the one-year period.
In 2021, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. In addition, currency forwards were used to hedge modest foreign currency exposure back to the U.S. dollar. Overall, derivative exposure had a positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value, want to invest in stocks of small- to medium-sized U.S. companies and would like to diversify their portfolio by adding a potentially higher return, higher risk option of equity securities. Small capitalization stocks are subject to greater risk than large capitalization stocks due to more volatility and less liquidity. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Industrials	18.2
Information Technology	16.7
Financials	16.5
Health Care	15.8
Consumer Discretionary	11.8
Money Market Funds	5.6
Real Estate	5.2
Materials	3.4
Consumer Staples	2.9
Energy	2.5
Communication Services	1.8
Utilities	1.7
Rights	—**
102.1
**Rounds to less than 0.05%

See Notes to Financial Statements.

Small Cap Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	22.09%	21.79%	14.82%
Five Year	12.80%	12.51%	12.01%
Ten Year	12.88%	12.60%	13.22%
Since Inception	8.81%	8.59%	9.30%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	1.00%	1.26%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the Russell 2000® Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 94.1%
Communication Services — 1.8%
ATN International, Inc.	20,753	$ 829,082
Bandwidth, Inc. Class A*	24,314	1,744,773
Cinemark Holdings, Inc.Δ*	62,680	1,010,402
comScore, Inc.*	42,720	142,685
Consolidated Communications Holdings, Inc.*	33,400	249,832
Cumulus Media, Inc. Class A*	4,213	47,396
CuriosityStream, Inc.Δ*	119,720	709,940
DHI Group, Inc.*	14,410	89,918
Entravision Communications Corporation Class AΔ	201,226	1,364,312
Integral Ad Science Holding CorporationΔ*	115,400	2,563,034
Nexstar Media Group, Inc. Class AΔ	7,922	1,196,064
Telephone & Data Systems, Inc.Δ	78,725	1,586,309
Townsquare Media, Inc. Class A*	18,671	248,884
TrueCar, Inc.*	53,602	182,247
United States Cellular Corporation*	15,570	490,766
Yelp, Inc.*	80,428	2,914,711
		15,370,355
Consumer Discretionary — 11.4%
Aaron's Co, Inc. (The)	31,102	766,664
Academy Sports & Outdoors, Inc.*	44,709	1,962,725
Adtalem Global Education, Inc.*	27,923	825,404
American Axle & Manufacturing Holdings, Inc.*	122,558	1,143,466
American Eagle Outfitters, Inc.Δ	137,552	3,482,817
American Outdoor Brands, Inc.Δ*	11,336	225,926
American Public Education, Inc.*	14,768	328,588
Barnes & Noble Education, Inc.*	33,450	227,795
Bassett Furniture Industries, Inc.	9,223	154,670
Beazer Homes U.S.A., Inc.*	46,805	1,086,812
Boot Barn Holdings, Inc.*	14,300	1,759,615
Brinker International, Inc.*	44,275	1,620,022
Brunswick Corporation	26,123	2,631,370
Callaway Golf Co.*	99,500	2,730,280
Children's Place, Inc. (The)*	12,890	1,022,048
Chuy's Holdings, Inc.*	27,149	817,728
Container Store Group, Inc. (The)*	10,800	107,784
Cooper-Standard Holdings, Inc.*	16,176	362,504
Cracker Barrel Old Country Store, Inc.	14,280	1,836,979
Dana, Inc.Δ	94,689	2,160,803
Dave & Buster's Entertainment, Inc.*	54,295	2,084,928
Dillard's, Inc. Class AΔ	1,407	344,743
F45 Training Holdings, Inc.Δ*	66,000	718,740
Genesco, Inc.*	8,992	577,017
Goodyear Tire & Rubber Co. (The)*	72,145	1,538,131
Helen of Troy, Ltd.Δ*	8,551	2,090,463
Hibbett, Inc.Δ	15,193	1,092,833
Hilton Grand Vacations, Inc.*	49,500	2,579,445
Hooker Furnishings Corporation	2,792	64,998
Jack in the Box, Inc.Δ	22,878	2,001,367
KB HomeΔ	56,974	2,548,447
La-Z-Boy, Inc.	32,393	1,176,190
Leslie's, Inc.*	134,100	3,172,806
	Shares	Value
Lifetime Brands, Inc.	2,450	$ 39,127
LL Flooring Holdings, Inc.*	3,359	57,338
Malibu Boats, Inc. Class A*	81,674	5,613,454
MarineMax, Inc.*	55,527	3,278,314
Modine Manufacturing Co.Δ*	39,494	398,494
Mohawk Industries, Inc.Δ*	4,871	887,399
National Vision Holdings, Inc.*	77,100	3,700,029
ODP Corporation (The)Δ*	17,103	671,806
OneSpaWorld Holdings, Ltd.Δ*	154,100	1,544,082
OneWater Marine, Inc. Class AΔ	30,212	1,842,026
Penske Automotive Group, Inc.Δ	30,887	3,311,704
Perdoceo Education Corporation*	46,693	549,110
Planet Fitness, Inc. Class A*	31,300	2,835,154
PowerSchool Holdings, Inc. Class AΔ*	92,300	1,520,181
RealReal, Inc. (The)Δ*	148,100	1,719,441
Red Robin Gourmet Burgers, Inc.*	47,091	778,414
Signet Jewelers, Ltd.	10,438	908,419
Skyline Champion Corporation*	25,290	1,997,404
Solo Brands, Inc. Class AΔ*	21,704	339,234
Sonic Automotive, Inc. Class A	15,258	754,508
Standard Motor Products, Inc.	2,940	154,027
Steven Madden, Ltd.	74,589	3,466,151
Tapestry, Inc.	62,319	2,530,151
Taylor Morrison Home Corporation Class AΔ*	86,158	3,012,084
Tenneco, Inc. Class A*	68,291	771,688
Texas Roadhouse, Inc.	33,363	2,978,649
Tilly's, Inc. Class A	22,359	360,203
Unifi, Inc.*	11,316	261,965
Universal Electronics, Inc.*	6,855	279,341
Universal Technical Institute, Inc.*	7,811	61,082
Vera Bradley, Inc.*	21,100	179,561
Vista Outdoor, Inc.*	25,952	1,195,609
Visteon Corporation*	20,200	2,245,028
Wendy's Co. (The)	60,087	1,433,075
Wingstop, Inc.	11,000	1,900,800
		98,819,160
Consumer Staples — 2.8%
Albertsons Cos., Inc. Class AΔ	18,043	544,718
Andersons, Inc. (The)	16,449	636,741
BJ's Wholesale Club Holdings, Inc.*	101,045	6,766,984
Edgewell Personal Care Co.Δ	102,271	4,674,807
Fresh Del Monte Produce, Inc.	16,001	441,628
Honest Co., Inc. (The)Δ*	18,957	153,362
J&J Snack Foods Corporation	16,395	2,589,754
Landec Corporation*	11,463	127,239
Nature's Sunshine Products, Inc.	7,293	134,921
Simply Good Foods Co. (The)Δ*	70,100	2,914,057
SpartanNash Co.Δ	23,725	611,156
Spectrum Brands Holdings, Inc.	39,753	4,043,675
Vita Coco Co., Inc. (The)Δ*	44,700	499,299
		24,138,341
Energy — 2.5%
Arch Resources, Inc.Δ	7,583	692,480
ChampionX Corporation*	70,589	1,426,604

See Notes to Financial Statements.

	Shares	Value
CVR Energy, Inc.	71,528	$ 1,202,386
Delek U.S. Holdings, Inc.*	88,897	1,332,566
DHT Holdings, Inc.Δ	211,770	1,099,086
Dorian LPG, Ltd.	26,950	341,995
Dril-Quip, Inc.*	9,160	180,269
Earthstone Energy, Inc. Class A*	89,483	978,944
Enviva Partners LP	16,152	1,137,424
HollyFrontier Corporation	15,639	512,646
Nabors Industries, Ltd.*	2,205	178,803
NCS Multistage Holdings, Inc.Δ*	1,539	44,631
Newpark Resources, Inc.*	2,464	7,244
Oil States International, Inc.*	88,180	438,255
Ovintiv, Inc.	20,797	700,859
Patterson-UTI Energy, Inc.Δ	365,569	3,089,058
PDC Energy, Inc.	82,791	4,038,545
Plains GP Holdings LP Class A*	18,685	189,466
REX American Resources Corporation*	3,600	345,600
SFL Corporation, Ltd.	113,541	925,359
Southwestern Energy Co.*	335,468	1,563,281
W&T Offshore, Inc.Δ*	1,000	3,230
Whiting Petroleum Corporation*	7,694	497,648
World Fuel Services Corporation	35,867	949,399
		21,875,778
Financials — 16.5%
1st Source Corporation	2,553	126,629
Alerus Financial Corporation	802	23,483
Amalgamated Financial CorporationΔ	7,301	122,438
A-Mark Precious Metals, Inc.	10,144	619,798
American Equity Investment Life Holding Co.	46,757	1,819,782
American National Bankshares, Inc.Δ	996	37,529
Ameris Bancorp	32,578	1,618,475
Argo Group International Holdings, Ltd.	17,098	993,565
Associated Banc-Corp	61,859	1,397,395
Axis Capital Holdings, Ltd.	45,117	2,457,523
Bakkt Holdings, Inc.*	58,100	494,431
Banc of California, Inc.	28,553	560,210
Bank First CorporationΔ	790	57,070
Bank of Marin Bancorp	3,903	145,309
Bank of Princeton (The)	700	20,531
BankUnited, Inc.	49,281	2,085,079
Bankwell Financial Group, Inc.	2,224	73,036
Banner Corporation	5,563	337,507
Bar Harbor Bankshares	900	26,037
BayCom Corporation*	1,431	26,846
BCB Bancorp, Inc.	4,310	66,503
Berkshire Hills Bancorp, Inc.	23,390	664,978
Blucora, Inc.*	32,593	564,511
Bridgewater Bancshares, Inc.*	7,186	127,120
Bryn Mawr Bank Corporation	20,273	912,488
Business First Bancshares, Inc.	4,303	121,818
Byline Bancorp, Inc.	8,086	221,152
Camden National Corporation	3,260	157,002
Capital Bancorp, Inc.	2,033	53,265
Capital City Bank Group, Inc.	3,249	85,774
Capstar Financial Holdings, Inc.	7,586	159,534
	Shares	Value
Carter Bankshares, Inc.*	4,771	$ 73,426
CBTX, Inc.	6,076	176,204
Central Pacific Financial Corporation	20,523	578,133
Central Valley Community Bancorp	3,819	79,321
Chemung Financial CorporationΔ	841	38,501
City Holding Co.	18,825	1,539,697
CNB Financial Corporation	2,452	64,978
CNO Financial Group, Inc.	72,911	1,738,198
Community Trust Bancorp, Inc.	4,965	216,524
Compass Diversified Holdings	105,074	3,213,163
Cowen, Inc. Class A	29,359	1,059,860
CVB Financial Corporation	35,400	757,914
Donegal Group, Inc. Class A	4,457	63,691
Donnelley Financial Solutions, Inc.*	43,437	2,047,620
Eagle Bancorp, Inc.	23,084	1,346,721
Employers Holdings, Inc.	17,350	717,943
Enact Holdings, Inc.Δ	27,319	564,684
Enova International, Inc.*	21,308	872,776
Enstar Group, Ltd.Δ*	1,460	361,481
Enterprise Financial Services Corporation	22,772	1,072,333
Essent Group, Ltd.	49,058	2,233,611
Evans Bancorp, Inc.	119	4,796
Evercore, Inc. Class A	11,700	1,589,445
EZCORP, Inc. Class A*	33,756	248,782
FB Financial Corporation	5,204	228,039
Financial Institutions, Inc.	7,086	225,335
First American Financial Corporation	8,703	680,836
First Bancorp	37,307	1,705,676
First BanCorp	208,514	2,873,323
First Business Financial Services, Inc.	1,700	49,589
First Commonwealth Financial Corporation	19,467	313,224
First Financial Bancorp	79,535	1,939,063
First Financial Corporation	5,060	229,167
First Foundation, Inc.	35,080	872,089
First Hawaiian, Inc.	18,628	509,103
First Internet Bancorp	2,863	134,675
First Interstate BancSystem, Inc. Class A	41,130	1,672,757
First Mid Bancshares, Inc.	7,366	315,191
First Savings Financial Group, Inc.	900	23,760
First Western Financial, Inc.*	980	29,753
FNB Corporation	174,118	2,112,051
Focus Financial Partners, Inc. Class A*	56,000	3,344,320
FS Bancorp, Inc.	1,380	46,409
Genworth Financial, Inc. Class A*	314,862	1,275,191
Global Indemnity Group LLC Class AΔ	1,048	26,336
Great Southern Bancorp, Inc.	3,097	183,497
Great Western Bancorp, Inc.	38,793	1,317,410
Greenlight Capital Re, Ltd. Class AΔ*	14,919	116,965
Guaranty Bancshares, Inc.	1,775	66,704
Hamilton Lane, Inc. Class A	42,231	4,375,976
Hanmi Financial Corporation	23,041	545,611
HarborOne Bancorp, Inc.	25,066	371,979
HBT Financial, Inc.Δ	5,253	98,389
Heartland Financial U.S.A., Inc.	4,209	213,017
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Heritage Commerce Corporation	2,100	$ 25,074
Heritage Financial Corporation	4,368	106,754
Heritage Insurance Holdings, Inc.	9,217	54,196
Hilltop Holdings, Inc.	14,793	519,826
Home Bancorp, Inc.	799	33,166
Home BancShares, Inc.	66,245	1,613,066
HomeStreet, Inc.	14,388	748,176
HomeTrust Bancshares, Inc.	5,932	183,773
Horace Mann Educators Corporation	2,040	78,948
Independent Bank CorporationΔ	44,001	3,136,270
Independent Bank Group, Inc.	57,400	4,141,410
Investar Holding CorporationΔ	1,835	33,782
James River Group Holdings, Ltd.	32,616	939,667
Kearny Financial Corporation	5,401	71,563
Kemper CorporationΔ	25,392	1,492,796
Lakeland Bancorp, Inc.	15,918	302,283
Lakeland Financial Corporation	5,651	452,871
Luther Burbank Corporation	1,800	25,272
Macatawa Bank Corporation	5,951	52,488
Merchants Bancorp	6,722	318,152
Metropolitan Bank Holding Corporation*	1,806	192,393
Midland States Bancorp, Inc.	5,833	144,600
MidWestOne Financial Group, Inc.	2,974	96,268
Mr Cooper Group, Inc.*	34,081	1,418,110
MVB Financial Corporation	61,000	2,532,720
NBT Bancorp, Inc.	4,980	191,830
Nicolet Bankshares, Inc.*	4,151	355,948
NMI Holdings, Inc. Class A*	77,988	1,704,038
Northeast Bank	2,400	85,752
Northfield Bancorp, Inc.	2,850	46,056
Northrim BanCorp, Inc.	2,640	114,734
OceanFirst Financial Corporation	26,356	585,103
Ocwen Financial Corporation*	2,357	94,209
OFG Bancorp	29,975	796,136
Old National Bancorp	258,936	4,691,920
Old Second Bancorp, Inc.	8,304	104,547
Origin Bancorp, Inc.	17,742	761,487
Pacific Premier Bancorp, Inc.	106,164	4,249,745
Patria Investments, Ltd. Class A	17,347	281,021
PCSB Financial Corporation	5,554	105,748
Peapack-Gladstone Financial Corporation	8,906	315,272
PennyMac Financial Services, Inc.	26,707	1,863,614
Preferred Bank	1,617	116,084
Premier Financial Corporation	17,386	537,401
Primis Financial Corporation	8,221	123,644
ProAssurance Corporation	61,019	1,543,781
Professional Holding Corporation Class A*	1,233	23,624
Provident Financial Services, Inc.	26,198	634,516
QCR Holdings, Inc.	12,849	719,544
RBB Bancorp	6,004	157,305
Reinsurance Group of America, Inc.	6,036	660,882
Renasant Corporation	9,464	359,159
RLI Corporation	11,337	1,270,878
S&T Bancorp, Inc.	1,340	42,237
Selective Insurance Group, Inc.Δ	28,852	2,364,133
	Shares	Value
Shore Bancshares, Inc.	1,456	$ 30,358
Sierra Bancorp	3,346	90,844
Silvergate Capital Corporation Class A*	16,300	2,415,660
SLM Corporation	12,808	251,933
SmartFinancial, Inc.	2,579	70,561
South Plains Financial, Inc.	506	14,072
Southern First Bancshares, Inc.*	1,003	62,677
SouthState Corporation	62,901	5,038,999
Stewart Information Services Corporation	17,534	1,397,986
Stifel Financial Corporation	37,699	2,654,764
StoneX Group, Inc.*	4,875	298,594
Towne Bank/Portsmouth VA	18,441	582,551
Trean Insurance Group, Inc.*	2,650	23,611
TriCo Bancshares	6,844	294,018
UMB Financial Corporation	35,026	3,716,609
Umpqua Holdings Corporation	98,186	1,889,099
United Community Banks, Inc.	73,844	2,653,953
United Fire Group, Inc.	9,225	213,928
United Insurance Holdings Corporation	11,143	48,361
Universal Insurance Holdings, Inc.	12,829	218,093
Unum Group	51,676	1,269,679
Valley National Bancorp	375,233	5,159,454
Veritex Holdings, Inc.	20,945	833,192
Victory Capital Holdings, Inc. Class A	83,400	3,046,602
Washington Federal, Inc.	17,692	590,559
Waterstone Financial, Inc.	10,189	222,732
WesBanco, Inc.	52,020	1,820,180
Western New England Bancorp, Inc.	2,800	24,528
WSFS Financial Corporation	48,707	2,441,195
		143,720,819
Health Care — 15.6%
2seventy bio, Inc.*	6,560	168,133
4D Molecular Therapeutics, Inc.Δ*	2,837	62,244
Aadi Bioscience, Inc.Δ*	1,019	24,609
ACADIA Pharmaceuticals, Inc.*	8,964	209,220
Adagio Therapeutics, Inc.Δ*	4,288	31,131
Adaptive Biotechnologies CorporationΔ*	30,000	841,800
Addus HomeCare CorporationΔ*	15,300	1,430,703
Adverum Biotechnologies, Inc.*	21,300	37,488
Aeglea BioTherapeutics, Inc.*	2,600	12,350
Agenus, Inc.*	59,319	191,007
Agios Pharmaceuticals, Inc.*	50,363	1,655,432
Akebia Therapeutics, Inc.*	28,079	63,459
Akero Therapeutics, Inc.Δ*	2,234	47,249
Albireo Pharma, Inc.*	2,653	61,788
Aldeyra Therapeutics, Inc.*	7,972	31,888
Alector, Inc.*	6,828	140,998
Allakos, Inc.*	2,551	24,974
Allogene Therapeutics, Inc.Δ*	10,369	154,705
Allovir, Inc.Δ*	2,664	34,472
Allscripts Healthcare Solutions, Inc.Δ*	87,898	1,621,718
Alnylam Pharmaceuticals, Inc.*	1,142	193,660

See Notes to Financial Statements.

	Shares	Value
Altimmune, Inc.Δ*	12,826	$ 117,486
ALX Oncology Holdings, Inc.Δ*	3,942	84,714
Amgen, Inc.	1,076	242,068
Amicus Therapeutics, Inc.Δ*	204,025	2,356,489
AMN Healthcare Services, Inc.*	6,067	742,176
AnaptysBio, Inc.Δ*	4,159	144,525
Anavex Life Sciences CorporationΔ*	8,792	152,453
AngioDynamics, Inc.*	19,655	542,085
Anika Therapeutics, Inc.*	997	35,723
Annexon, Inc.Δ*	2,609	29,977
Apellis Pharmaceuticals, Inc.*	45,018	2,128,451
Apria, Inc.*	43,253	1,410,048
Arcturus Therapeutics Holdings, Inc.Δ*	5,526	204,517
Arcus Biosciences, Inc.*	45,989	1,861,175
Arcutis Biotherapeutics, Inc.*	2,142	44,425
Arena Pharmaceuticals, Inc.*	3,804	353,544
Arrowhead Pharmaceuticals, Inc.Δ*	2,767	183,452
Atara Biotherapeutics, Inc.*	8,897	140,217
Athenex, Inc.Δ*	75,452	102,615
Atreca, Inc. Class AΔ*	3,700	11,211
AtriCure, Inc.Δ*	65,514	4,555,188
Avanos Medical, Inc.*	2,700	93,609
Aveanna Healthcare Holdings, Inc.Δ*	132,900	983,460
Avid Bioservices, Inc.Δ*	6,502	189,728
Avidity Biosciences, Inc.Δ*	2,508	59,615
Avita Medical, Inc.Δ*	1,611	19,300
Beam Therapeutics, Inc.Δ*	2,581	205,680
BioAtla, Inc.Δ*	2,848	55,906
BioCryst Pharmaceuticals, Inc.Δ*	16,525	228,871
Biogen, Inc.*	825	197,934
Biohaven Pharmaceutical Holding Co., Ltd.Δ*	22,185	3,057,315
BioLife Solutions, Inc.*	29,200	1,088,284
BioMarin Pharmaceutical, Inc.*	2,471	218,313
Bioxcel Therapeutics, Inc.Δ*	3,574	72,659
Bluebird Bio, Inc.Δ*	22,495	224,725
Blueprint Medicines Corporation*	69,635	7,458,605
Bridgebio Pharma, Inc.Δ*	5,362	89,438
C4 Therapeutics, Inc.Δ*	3,573	115,051
Cara Therapeutics, Inc.*	47,350	576,723
CareDx, Inc.*	4,411	200,612
Castlight Health, Inc. Class B*	97,730	150,504
Catalyst Pharmaceuticals, Inc.*	67,119	454,396
Celldex Therapeutics, Inc.*	5,244	202,628
CEL-SCI CorporationΔ*	9,117	64,731
Cerevel Therapeutics Holdings, Inc.Δ*	4,899	158,826
Certara, Inc.Δ*	19,300	548,506
ChemoCentryx, Inc.Δ*	5,691	207,209
Chimerix, Inc.*	8,968	57,664
Chinook Therapeutics, Inc.*	2,368	38,622
Clovis Oncology, Inc.Δ*	50,093	135,752
Codex DNA, Inc.Δ*	34,400	371,520
Coherus Biosciences, Inc.*	7,190	114,752
Computer Programs and Systems, Inc.Δ*	11,878	348,025
CONMED CorporationΔ	22,240	3,152,742
Crinetics Pharmaceuticals, Inc.*	2,094	59,491
	Shares	Value
CryoLife, Inc.*	70,276	$1,430,117
Cue Biopharma, Inc.*	3,151	35,638
Cullinan Oncology, Inc.Δ*	2,477	38,220
Curis, Inc.*	21,702	103,302
Cytokinetics, Inc.Δ*	5,281	240,708
CytomX Therapeutics, Inc.*	27,087	117,287
Deciphera Pharmaceuticals, Inc.*	19,690	192,371
Denali Therapeutics, Inc.*	4,425	197,355
DermTech, Inc.Δ*	8,079	127,648
Dynavax Technologies CorporationΔ*	14,427	202,988
Eagle Pharmaceuticals, Inc.*	1,404	71,492
Editas Medicine, Inc.*	6,493	172,389
Emergent BioSolutions, Inc.*	4,883	212,264
Enanta Pharmaceuticals, Inc.Δ*	13,446	1,005,492
Exact Sciences Corporation*	2,388	185,858
Exelixis, Inc.*	33,749	616,932
Fate Therapeutics, Inc.Δ*	3,825	223,801
FibroGen, Inc.Δ*	25,070	353,487
Forma Therapeutics Holdings, Inc.*	4,092	58,188
Frequency Therapeutics, Inc.Δ*	9,894	50,756
G1 Therapeutics, Inc.Δ*	12,938	132,097
Generation Bio Co.Δ*	3,849	27,251
Geron CorporationΔ*	23,027	28,093
Gilead Sciences, Inc.	3,244	235,547
Global Blood Therapeutics, Inc.*	7,187	210,363
Gossamer Bio, Inc.Δ*	54,283	613,941
Gritstone bio, Inc.Δ*	9,708	124,845
Halozyme Therapeutics, Inc.Δ*	72,137	2,900,629
HealthStream, Inc.*	11,096	292,491
Heron Therapeutics, Inc.Δ*	20,338	185,686
Homology Medicines, Inc.Δ*	69,900	254,436
Hookipa Pharma, Inc.Δ*	7,400	17,242
Ideaya Biosciences, Inc.Δ*	3,959	93,591
IGM Biosciences, Inc.Δ*	1,964	57,604
ImmunityBio, Inc.Δ*	16,422	99,846
ImmunoGen, Inc.*	15,109	112,109
Immunovant, Inc.Δ*	7,236	61,651
Incyte Corporation*	3,138	230,329
Inhibrx, Inc.Δ*	1,417	61,880
Inovio Pharmaceuticals, Inc.Δ*	31,892	159,141
Insmed, Inc.Δ*	80,695	2,198,132
Inspire Medical Systems, Inc.*	20,813	4,788,239
Intellia Therapeutics, Inc.*	1,664	196,751
Intercept Pharmaceuticals, Inc.Δ*	30,535	497,415
Intra-Cellular Therapies, Inc.Δ*	53,000	2,774,020
Invacare CorporationΔ*	53,326	145,047
Invitae CorporationΔ*	11,909	181,850
Ionis Pharmaceuticals, Inc.*	9,830	299,127
Iovance Biotherapeutics, Inc.*	10,337	197,333
Ironwood Pharmaceuticals, Inc.Δ*	17,720	206,615
iTeos Therapeutics, Inc.*	1,462	68,071
IVERIC bio, Inc.*	13,260	221,707
Jounce Therapeutics, Inc.*	9,900	82,665
KalVista Pharmaceuticals, Inc.*	2,448	32,387
Karuna Therapeutics, Inc.Δ*	1,542	202,002
Karyopharm Therapeutics, Inc.Δ*	14,262	91,705
Keros Therapeutics, Inc.*	1,329	77,760
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Kezar Life Sciences, Inc.*	2,468	$ 41,265
Kiniksa Pharmaceuticals, Ltd. Class AΔ*	3,397	39,983
Kodiak Sciences, Inc.*	2,274	192,790
Kronos Bio, Inc.Δ*	2,477	33,662
Krystal Biotech, Inc.Δ*	1,282	89,676
Kura Oncology, Inc.*	7,700	107,800
Kymera Therapeutics, Inc.Δ*	3,513	223,040
LHC Group, Inc.*	14,300	1,962,389
Ligand Pharmaceuticals, Inc.Δ*	19,439	3,002,548
MacroGenics, Inc.*	6,328	101,564
Madrigal Pharmaceuticals, Inc.Δ*	1,304	110,501
MannKind CorporationΔ*	29,702	129,798
Merit Medical Systems, Inc.*	46,286	2,883,618
Mersana Therapeutics, Inc.*	10,101	62,828
MiMedx Group, Inc.Δ*	7,678	46,375
Mirati Therapeutics, Inc.*	1,467	215,194
Mirum Pharmaceuticals, Inc.*	17,397	277,482
Moderna, Inc.*	754	191,501
Molina Healthcare, Inc.*	4,137	1,315,897
Morphic Holding, Inc.Δ*	2,051	97,176
Myovant Sciences, Ltd.Δ*	8,917	138,838
Myriad Genetics, Inc.Δ*	6,426	177,358
NanoString Technologies, Inc.Δ*	32,400	1,368,252
Natera, Inc.*	2,138	199,668
National HealthCare CorporationΔ	7,988	542,705
NeoGenomics, Inc.*	41,004	1,399,056
Neurocrine Biosciences, Inc.*	2,409	205,175
NexImmune, Inc.Δ*	13,197	60,838
NextCure, Inc.*	4,665	27,990
NextGen Healthcare, Inc.*	7,250	128,977
NGM Biopharmaceuticals, Inc.*	21,387	378,764
Novavax, Inc.Δ*	1,135	162,384
Nurix Therapeutics, Inc.*	3,286	95,130
NuVasive, Inc.*	37,618	1,974,193
Ocugen, Inc.Δ*	36,245	164,915
Omnicell, Inc.*	17,366	3,133,521
OPKO Health, Inc.Δ*	31,727	152,607
Organogenesis Holdings, Inc.Δ*	13,597	125,636
ORIC Pharmaceuticals, Inc.Δ*	2,442	35,897
Orthofix Medical, Inc.*	6,653	206,842
Outset Medical, Inc.*	33,000	1,520,970
Pacific Biosciences of California, Inc.*	54,962	1,124,523
Patterson Cos., Inc.	53,338	1,565,470
Phreesia, Inc.*	54,200	2,257,972
PMV Pharmaceuticals, Inc.*	4,664	107,738
Poseida Therapeutics, Inc.Δ*	10,819	73,677
Praxis Precision Medicines, Inc.*	2,395	47,181
Precigen, Inc.Δ*	16,965	62,940
Precision BioSciences, Inc.*	5,728	42,387
Prestige Consumer Healthcare, Inc.Δ*	57,683	3,498,474
Protagonist Therapeutics, Inc.Δ*	5,907	202,019
PTC Therapeutics, Inc.Δ*	80,232	3,195,641
Pulmonx CorporationΔ*	46,100	1,478,427
Radius Health, Inc.Δ*	11,505	79,615
	Shares	Value
RAPT Therapeutics, Inc.*	2,967	$ 108,978
Recursion Pharmaceuticals, Inc. Class AΔ*	10,271	175,942
Regeneron Pharmaceuticals, Inc.*	291	183,772
REGENXBIO, Inc.*	4,445	145,351
Relay Therapeutics, Inc.*	6,785	208,367
Replimune Group, Inc.*	2,573	69,728
REVOLUTION Medicines, Inc.Δ*	5,872	147,798
Rhythm Pharmaceuticals, Inc.*	4,223	42,146
Rigel Pharmaceuticals, Inc.Δ*	18,771	49,743
Rocket Pharmaceuticals, Inc.Δ*	5,571	121,615
Rubius Therapeutics, Inc.Δ*	4,473	43,299
Sage Therapeutics, Inc.*	4,883	207,723
Sangamo Therapeutics, Inc.Δ*	13,855	103,912
Sarepta Therapeutics, Inc.*	2,325	209,366
Scholar Rock Holding CorporationΔ*	2,330	57,877
Seagen, Inc.*	1,373	212,266
Selecta Biosciences, Inc.*	66,738	217,566
Seres Therapeutics, Inc.Δ*	11,881	98,969
Shockwave Medical, Inc.*	25,045	4,466,275
Silk Road Medical, Inc.Δ*	36,800	1,568,048
Sorrento Therapeutics, Inc.Δ*	30,424	141,472
Spero Therapeutics, Inc.Δ*	1,021	16,346
SpringWorks Therapeutics, Inc.*	2,836	175,775
STAAR Surgical Co.*	15,900	1,451,670
Stoke Therapeutics, Inc.*	1,736	41,647
Supernus Pharmaceuticals, Inc.*	65,490	1,909,688
Sutro Biopharma, Inc.*	3,209	47,750
Syndax Pharmaceuticals, Inc.*	5,725	125,320
Tabula Rasa HealthCare, Inc.Δ*	42,810	642,150
Tandem Diabetes Care, Inc.Δ*	14,800	2,227,696
Tarsus Pharmaceuticals, Inc.Δ*	39,100	879,750
Taysha Gene Therapies, Inc.Δ*	36,400	424,060
TG Therapeutics, Inc.*	11,484	218,196
TransMedics Group, Inc.*	51,965	995,649
Travere Therapeutics, Inc.*	166,785	5,177,006
Treace Medical Concepts, Inc.Δ*	53,600	999,104
Turning Point Therapeutics, Inc.*	4,754	226,766
Twist Bioscience Corporation*	2,271	175,753
Ultragenyx Pharmaceutical, Inc.*	27,077	2,276,905
United Therapeutics Corporation*	1,075	232,286
Vanda Pharmaceuticals, Inc.*	96,168	1,508,876
Varex Imaging Corporation*	48,942	1,544,120
Vaxart, Inc.Δ*	30,557	191,592
Vaxcyte, Inc.Δ*	1,988	47,295
Veracyte, Inc.*	4,814	198,337
Verastem, Inc.*	21,247	43,556
Vericel CorporationΔ*	4,620	181,566
Vertex Pharmaceuticals, Inc.*	940	206,424
Verve Therapeutics, Inc.Δ*	5,218	192,388
Viking Therapeutics, Inc.Δ*	8,300	38,180
Vir Biotechnology, Inc.*	4,357	182,428
VistaGen Therapeutics, Inc.Δ*	17,758	34,628
Xencor, Inc.*	2,905	116,549
Y-mAbs Therapeutics, Inc.*	2,666	43,216

See Notes to Financial Statements.

	Shares	Value
Zentalis Pharmaceuticals, Inc.Δ*	2,361	$ 198,466
ZIOPHARM Oncology, Inc.Δ*	30,350	33,082
		136,123,954
Industrials — 17.9%
ABM Industries, Inc.	45,497	1,858,553
Acacia Research Corporation*	43,913	225,274
ACCO Brands Corporation	63,854	527,434
ACV Auctions, Inc. Class AΔ*	69,800	1,315,032
AGCO Corporation	7,270	843,465
Albany International Corporation Class A	8,136	719,629
Allegiant Travel Co.Δ*	12,111	2,265,241
Ameresco, Inc. Class AΔ*	31,118	2,534,250
Apogee Enterprises, Inc.Δ	16,769	807,427
Applied Industrial Technologies, Inc.	26,372	2,708,404
ArcBest Corporation	17,062	2,044,881
Arcosa, Inc.	17,287	911,025
Argan, Inc.	5,066	196,004
ASGN, Inc.*	69,294	8,550,880
Astec Industries, Inc.	8,518	590,042
Astronics CorporationΔ*	17,730	212,760
AZEK Co., Inc. (The)*	89,600	4,143,104
Barnes Group, Inc.	19,554	911,021
Barrett Business Services, Inc.	12,243	845,502
Beacon Roofing Supply, Inc.Δ*	41,281	2,367,465
Boise Cascade Co.	80,156	5,707,107
BrightView Holdings, Inc.*	94,845	1,335,418
Brink's Co. (The)	41,141	2,697,615
Cadre Holdings, Inc.Δ	8,008	203,563
Casella Waste Systems, Inc. Class A*	59,367	5,071,129
CECO Environmental Corporation*	52,463	326,845
Charah Solutions, Inc.Δ*	51,311	242,701
Colfax Corporation*	46,981	2,159,717
Columbus McKinnon Corporation	43,767	2,024,661
Commercial Vehicle Group, Inc.*	18,680	150,561
CoreCivic, Inc. REIT*	112,472	1,121,346
Cornerstone Building Brands, Inc.*	95,241	1,661,003
Covenant Logistics Group, Inc.*	18,785	496,488
Deluxe Corporation	55,365	1,777,770
Driven Brands Holdings, Inc.*	84,500	2,840,890
DXP Enterprises, Inc.*	29,242	750,642
Dycom Industries, Inc.*	21,275	1,994,744
EMCOR Group, Inc.	38,463	4,899,802
Encore Wire Corporation	12,552	1,796,191
EnPro Industries, Inc.	5,903	649,743
ESCO Technologies, Inc.	11,306	1,017,427
Exponent, Inc.	17,600	2,054,448
Federal Signal Corporation	62,074	2,690,287
First Advantage Corporation*	31,300	595,952
Fluor CorporationΔ*	83,168	2,060,071
Genco Shipping & Trading, Ltd.	52,680	842,880
GMS, Inc.*	21,631	1,300,239
Graham CorporationΔ	19,662	244,595
Healthcare Services Group, Inc.	31,577	561,755
Heidrick & Struggles International, Inc.	5,420	237,017
	Shares	Value
Hexcel Corporation*	49,200	$2,548,560
Hub Group, Inc. Class A*	36,674	3,089,418
Hyster-Yale Materials Handling, Inc.	8,039	330,403
Kadant, Inc.Δ	11,393	2,625,859
KAR Auction Services, Inc.Δ*	104,276	1,628,791
Karat Packaging, Inc.*	9,433	190,641
KBR, Inc.	82,149	3,911,935
Kelly Services, Inc. Class A	13,315	223,293
Kimball International, Inc. Class B	23,385	239,229
Korn Ferry	25,825	1,955,727
LSI Industries, Inc.	7,105	48,740
Manitowoc Co., Inc. (The)*	21,409	397,993
ManpowerGroup, Inc.	3,974	386,789
Matrix Service Co.*	1,033	7,768
Mistras Group, Inc.*	2,172	16,138
MRC Global, Inc.*	67,988	467,757
MYR Group, Inc.Δ*	36,995	4,089,797
NN, Inc.*	8,200	33,620
NOW, Inc.*	121,502	1,037,627
Park-Ohio Holdings CorporationΔ	3,996	84,595
Parsons Corporation*	14,798	497,953
Powell Industries, Inc.	4,776	140,844
Primoris Services Corporation	23,834	571,539
Quanex Building Products Corporation	12,296	304,695
Radiant Logistics, Inc.*	18,667	136,082
RBC Bearings, Inc.Δ*	10,200	2,060,094
Regal Beloit Corporation	32,313	5,499,026
Resources Connection, Inc.	11,908	212,439
REV Group, Inc.	13,650	193,148
Rush Enterprises, Inc. Class A	2,258	125,635
Ryder System, Inc.	1,990	164,036
Saia, Inc.*	3,300	1,112,199
Steelcase, Inc. Class A	70,772	829,448
Sterling Check CorporationΔ*	41,600	853,216
Sun Country Airlines Holdings, Inc.*	55,500	1,512,375
Tecnoglass, Inc.Δ	43,665	1,143,586
Tetra Tech, Inc.	40,052	6,800,830
Textainer Group Holdings, Ltd.	23,428	836,614
Timken Co. (The)	45,716	3,167,662
Titan International, Inc.*	7,300	80,008
Titan Machinery, Inc.*	1,080	36,385
TrueBlue, Inc.*	20,564	569,006
Tutor Perini Corporation*	38,716	478,917
U.S. Ecology, Inc.Δ*	23,743	758,351
U.S. Xpress Enterprises, Inc. Class A*	27,477	161,290
Upwork, Inc.*	29,062	992,758
Vectrus, Inc.*	7,595	347,623
Veritiv Corporation*	6,759	828,451
Wabash National CorporationΔ	32,601	636,372
Werner Enterprises, Inc.	38,367	1,828,571
WESCO International, Inc.*	34,534	4,544,329
WillScot Mobile Mini Holdings Corporation*	151,155	6,173,170
Yellow Corporation*	17,691	222,730
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Zurn Water Solutions Corporation	118,490	$ 4,313,036
		155,537,098
Information Technology — 15.3%
908 Devices, Inc.Δ*	23,400	605,358
ADTRAN, Inc.	14,899	340,144
Advanced Energy Industries, Inc.Δ	6,935	631,501
Allegro MicroSystems, Inc.Δ*	86,300	3,122,334
Applied Optoelectronics, Inc.Δ*	36,133	185,724
Avaya Holdings Corporation*	92,395	1,829,421
Aviat Networks, Inc.*	9,060	290,645
Avnet, Inc.	72,674	2,996,349
Azenta, Inc.	39,470	4,069,752
Belden, Inc.	25,319	1,664,218
Benchmark Electronics, Inc.	20,994	568,937
Blackline, Inc.*	9,108	943,042
Box, Inc. Class AΔ*	43,931	1,150,553
BTRS Holdings, Inc.*	287,100	2,245,122
Coherent, Inc.*	8,844	2,357,280
Cohu, Inc.*	15,482	589,709
Comtech Telecommunications Corporation	22,931	543,235
Conduent, Inc.*	99,940	533,680
Consensus Cloud Solutions, Inc.Δ*	8,746	506,131
DZS, Inc.Δ*	5,273	85,528
EMCORE Corporation*	21,867	152,632
Enfusion, Inc. Class AΔ*	91,900	1,924,386
Envestnet, Inc.*	31,300	2,483,342
Euronet Worldwide, Inc.*	11,850	1,412,164
EVERTEC, Inc.	67,388	3,368,052
Evo Payments, Inc. Class A*	69,500	1,779,200
ExlService Holdings, Inc.*	50,140	7,258,768
IBEX Holdings, Ltd.*	22,249	286,790
Ichor Holdings, Ltd.*	18,989	874,064
II-VI, Inc.Δ*	91,804	6,272,967
Juniper Networks, Inc.	50,395	1,799,605
Kimball Electronics, Inc.Δ*	4,378	95,265
Kulicke & Soffa Industries, Inc.Δ	31,806	1,925,535
KVH Industries, Inc.*	4,620	42,458
Limelight Networks, Inc.Δ*	30,450	104,444
Littelfuse, Inc.Δ	5,300	1,667,804
MACOM Technology Solutions Holdings, Inc.*	38,335	3,001,630
MaxLinear, Inc.*	53,125	4,005,094
NETGEAR, Inc.*	57,796	1,688,221
NetScout Systems, Inc.*	29,957	990,978
New Relic, Inc.*	34,600	3,804,616
nLight, Inc.*	97,000	2,323,150
Onto Innovation, Inc.*	42,600	4,312,398
Paycor HCM, Inc.Δ*	104,600	3,013,526
PC Connection, Inc.	4,130	178,127
Ping Identity Holding Corporation*	21,334	488,122
Plantronics, Inc.*	23,368	685,617
Priority Technology Holdings, Inc.Δ*	121,700	861,636
Q2 Holdings, Inc.*	50,889	4,042,622
Quantum Corporation*	32,568	179,775
Rapid7, Inc.*	33,148	3,901,188
Repay Holdings CorporationΔ*	77,400	1,414,098
	Shares	Value
Ribbon Communications, Inc.*	42,290	$ 255,854
Sailpoint Technologies Holdings, Inc.Δ*	85,400	4,128,236
ScanSource, Inc.*	8,261	289,796
SecureWorks Corporation Class AΔ*	12,451	198,842
SEMrush Holdings, Inc. Class A*	27,800	579,630
Semtech Corporation*	26,668	2,371,585
Silicon Laboratories, Inc.*	12,465	2,573,025
Smartsheet, Inc. Class A*	40,500	3,136,725
Sprout Social, Inc. Class A*	34,127	3,094,978
Super Micro Computer, Inc.*	9,183	403,593
Synaptics, Inc.Δ*	13,700	3,966,287
Synchronoss Technologies, Inc.*	29,166	71,165
Teradata Corporation*	55,488	2,356,575
Unisys Corporation*	19,156	394,039
Varonis Systems, Inc.*	41,414	2,020,175
Veeco Instruments, Inc.Δ*	26,729	760,975
Vertex, Inc. Class AΔ*	58,600	929,982
Vonage Holdings Corporation*	264,100	5,490,639
Vontier Corporation	21,661	665,643
Workiva, Inc.*	22,400	2,922,976
Xerox Holdings Corporation	73,656	1,667,572
Ziff Davis, Inc.Δ*	26,238	2,908,745
		132,783,974
Materials — 3.4%
AdvanSix, Inc.	20,519	969,523
American Vanguard Corporation	2,290	37,533
Balchem CorporationΔ	5,959	1,004,687
Clearwater Paper CorporationΔ*	14,816	543,303
Coeur Mining, Inc.*	114,834	578,763
Ecovyst, Inc.	25,811	264,305
Ferro Corporation*	19,963	435,792
Graphic Packaging Holding Co.	173,102	3,375,489
Huntsman Corporation	30,011	1,046,784
Kaiser Aluminum CorporationΔ	22,837	2,145,308
Koppers Holdings, Inc.Δ*	1,620	50,706
Minerals Technologies, Inc.	60,949	4,458,419
Neenah, Inc.	37,154	1,719,487
Olin Corporation	14,413	829,036
Olympic Steel, Inc.	7,364	173,054
Pactiv Evergreen, Inc.Δ	133,239	1,689,470
Quaker Chemical CorporationΔ	8,234	1,900,242
Rayonier Advanced Materials, Inc.*	24,700	141,037
Schnitzer Steel Industries, Inc. Class A	26,836	1,393,325
Stepan Co.	2,637	327,753
Summit Materials, Inc. Class A*	64,954	2,607,254
SunCoke Energy, Inc.	101,398	668,213
TimkenSteel Corporation*	54,314	896,181
Verso Corporation Class A	4,279	115,619
Worthington Industries, Inc.	46,600	2,547,156
		29,918,439
Real Estate — 5.2%
American Assets Trust, Inc. REITΔ	45,051	1,690,764
Apple Hospitality REIT, Inc.	116,965	1,888,985
Armada Hoffler Properties, Inc. REIT	113,103	1,721,428

See Notes to Financial Statements.

	Shares	Value
Brandywine Realty Trust REIT	104,785	$ 1,406,215
CareTrust REIT, Inc.Δ	38,860	887,174
CatchMark Timber Trust, Inc. Class A REIT	19,797	172,432
Cedar Realty Trust, Inc. REIT	3,502	87,935
Centerspace REIT	8,889	985,790
Cousins Properties, Inc. REIT	26,056	1,049,536
CTO Realty Growth, Inc. REITΔ	4,739	291,069
DiamondRock Hospitality Co. REIT*	130,459	1,253,711
Diversified Healthcare Trust REIT	119,574	369,484
Easterly Government Properties, Inc. REITΔ	25,243	578,570
EastGroup Properties, Inc. REIT	13,623	3,104,001
Equity Commonwealth REITΔ*	64,280	1,664,852
Farmland Partners, Inc. REIT	23,010	274,969
Forestar Group, Inc.Δ*	9,962	216,673
Four Corners Property Trust, Inc. REIT	41,540	1,221,691
Franklin Street Properties Corporation REITΔ	37,165	221,132
GEO Group, Inc. (The) REITΔ	142,943	1,107,808
Getty Realty Corporation REIT	19,168	615,101
Healthcare Realty Trust, Inc. REITΔ	13,732	434,480
Highwoods Properties, Inc. REIT	12,073	538,335
Industrial Logistics Properties Trust REIT	9,258	231,913
Kennedy-Wilson Holdings, Inc.	164,511	3,928,523
Kite Realty Group Trust REITΔ	119,253	2,597,330
LXP Industrial Trust REIT	121,230	1,893,613
National Health Investors, Inc. REITΔ	16,802	965,611
National Storage Affiliates Trust REIT	34,188	2,365,810
NETSTREIT Corporation	1,864	42,686
Office Properties Income Trust REIT	22,397	556,341
Pebblebrook Hotel Trust REITΔ	65,011	1,454,296
Physicians Realty Trust REITΔ	135,765	2,556,455
Piedmont Office Realty Trust, Inc. Class A REIT	57,951	1,065,139
Realogy Holdings Corporation*	79,973	1,344,346
RLJ Lodging Trust REIT	123,358	1,718,377
RPT Realty REIT	112,147	1,500,527
Sabra Health Care REIT, Inc.Δ	23,417	317,066
Spirit Realty Capital, Inc. REIT	2,243	108,090
Summit Hotel Properties, Inc. REIT*	32,820	320,323
Whitestone REIT	33,354	337,876
		45,086,457
Utilities — 1.7%
Black Hills Corporation	23,731	1,674,697
Northwest Natural Holding Co.	14,607	712,530
NorthWestern CorporationΔ	31,577	1,804,941
NRG Energy, Inc.Δ	16,328	703,410
Pinnacle West Capital CorporationΔ	7,266	512,907
Portland General Electric Co.	37,740	1,997,201
South Jersey Industries, Inc.Δ	105,753	2,762,268
Southwest Gas Holdings, Inc.	25,567	1,790,968
	Shares	Value
Spire, Inc.	27,917	$ 1,820,747
Sunnova Energy International, Inc.Δ*	46,900	1,309,448
		15,089,117
Total Common Stocks (Cost $649,403,737)		818,463,492
FOREIGN COMMON STOCKS — 2.4%
Canada — 0.1%
DIRTT Environmental SolutionsΔ*	96,127	209,557
Primo Water Corporation	51,574	909,249
VBI Vaccines, Inc.Δ*	30,129	70,502
		1,189,308
Germany — 0.0%
SiriusPoint, Ltd.*	33,622	273,347
Ireland — 0.2%
Alkermes PLC*	8,789	204,432
GH Research PLCΔ*	28,500	664,905
Horizon Therapeutics PLC*	1,939	208,947
Prothena Corporation PLC*	4,373	216,026
		1,294,310
Israel — 0.5%
Caesarstone, Ltd.	5,236	59,376
Global-e Online, Ltd.Δ*	30,600	1,939,734
JFrog, Ltd.*	45,800	1,360,260
Tufin Software Technologies, Ltd.Δ*	72,300	762,765
		4,122,135
Jersey — 1.1%
Mimecast, Ltd.*	31,429	2,500,806
Quotient, Ltd.Δ*	168,100	435,379
WNS Holdings, Ltd. ADR*	77,822	6,865,457
		9,801,642
Netherlands — 0.2%
MYT Netherlands Parent BV ADRΔ*	64,700	1,372,287
uniQure NVΔ*	5,091	105,587
		1,477,874
Sweden — 0.1%
Loomis AB	38,958	1,037,736
United Kingdom — 0.2%
Gates Industrial Corporation PLC*	111,556	1,774,856
Luxfer Holdings PLC	17,494	337,809
		2,112,665
Total Foreign Common Stocks (Cost $19,871,458)		21,309,017
RIGHTS — 0.0%
Aduro Biotech, Inc.†††Δ* (Cost $—)	2,713	—
MONEY MARKET FUNDS — 5.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	30,899,191	30,899,191
See Notes to Financial Statements.

SMALL CAP EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	17,934,148	$ 17,934,148
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	36,436	36,436
Total Money Market Funds (Cost $48,869,775)		48,869,775
TOTAL INVESTMENTS — 102.1% (Cost $718,144,970)		888,642,284
Liabilities in Excess of Other Assets — (2.1)%		(18,401,915)
NET ASSETS — 100.0%		$870,240,369

See Notes to Financial Statements.

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
CME Russell 2000 Index E-Mini	03/2022	281	$31,511,340	$476,169
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/31/22	U.S. Dollars	993,817	Swedish Kronor	9,061,865	UBS	$(9,816)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$(9,816)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$818,463,492	$818,463,492	$ —	$ —
Foreign Common Stocks	21,309,017	21,309,017	—	—
Money Market Funds	48,869,775	48,869,775	—	—
Rights	—	—	—	—**
Total Assets - Investments in Securities	$888,642,284	$888,642,284	$ —	$ —
Other Financial Instruments***
Futures Contracts	$ 476,169	$ 476,169	$ —	$ —
Total Assets - Other Financial Instruments	$ 476,169	$ 476,169	$ —	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (9,816)	$ —	$ (9,816)	$ —
Total Liabilities - Other Financial Instruments	$ (9,816)	$ —	$ (9,816)	$ —

**	Level 3 security has zero value.
***	Other financial instruments are derivative instruments, such as futures contracts and forward contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" and "Forward Foreign Currency Contracts outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.
See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
With an annual return of 11.26%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2021, yet underperformed their U.S. counterparts. Unlike the prior year, where growth and value investment styles saw historically high spreads in performance, equity style factors in 2021 had relatively lower impact on performance. Far more material to 2021 returns was the strength of the U.S. dollar, which detracted more than 7% from U.S. dollar-denominated returns, partially offsetting market strength. Among major foreign developed markets, U.K. stocks strongly outperformed and were followed closely by continental European shares. Sector performance was generally positive, with energy posting the highest returns and financials contributing the most to index performance.
The Fund was passively managed and attempted to replicate the performance of its benchmark, the MSCI EAFE Index. The objective of the Fund is to provide investment results approximating the aggregate price and dividend performance of the securities included in the MSCI EAFE Index. (The MSCI EAFE Index is a free-float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada.) The correlation between the Fund’s performance and the MSCI EAFE Index is expected to be greater than 98%. However, it could be lower in certain market environments and also due to the exclusion of certain securities from the Fund’s portfolio because of the Fund’s faith-based investment policies and restrictions (100% would indicate a perfect correlation). For the one-year period ended December 31, 2021, the Institutional Class of the Fund returned 10.43%, while the target index returned 11.26%. The return differential was primarily a result of the faith-based restrictions of the Fund, but also as a result of Fund expenses.
In 2021, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slight positive impact on Fund performance for the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. The derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	16.1
Industrials	15.7
Consumer Discretionary	11.5
Health Care	10.8
Information Technology	9.3
Consumer Staples	8.6
Materials	7.1
Money Market Funds	6.6
Communication Services	4.4
Utilities	3.8
Energy	3.1
Real Estate	3.0
100.0

See Notes to Financial Statements.

International Equity Index Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Benchmark**
One Year	10.43%	11.26%
Five Year	9.48%	9.54%
Ten Year	N/A	N/A
Since Inception	5.70%	5.86%
Inception Date	06/01/15
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.23%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.
The Adviser has agreed to waive fees and/or reimburse expenses to the extent needed to limit total annual operating expenses (before expense payments by broker-dealers and excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities) to 0.22% for the Institutional Class. This contractual waiver and reimbursement applies to Fund operating expenses only and will remain in place until April 30, 2022. Institutional Net Expense Ratio - 0.23%.

The graph illustrates the results of a hypothetical $10,000 investment in the Institutional Class of the Fund since June 1, 2015 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 0.2%
Communication Services — 0.2%
Sea, Ltd. ADR*	6,309	$1,411,386
Financials — 0.0%
Futu Holdings, Ltd. ADRΔ*	2,522	109,203
Total Common Stocks (Cost $2,323,040)		1,520,589
FOREIGN COMMON STOCKS — 92.7%
Australia — 6.5%
Afterpay, Ltd.*	11,107	670,795
Ampol, Ltd.	12,404	267,668
APA Group	56,822	415,889
ASX, Ltd.	9,397	635,138
Aurizon Holdings, Ltd.	144,275	366,336
Australia & New Zealand Banking Group, Ltd.	133,614	2,674,271
BHP Group, Ltd.Δ	135,994	4,106,111
BlueScope Steel, Ltd.	21,263	323,321
Brambles, Ltd.	72,678	562,081
Cochlear, Ltd.	3,288	516,999
Coles Group, Ltd.	79,057	1,031,872
Commonwealth Bank of Australia	82,859	6,088,691
Computershare, Ltd.	24,948	363,018
CSL, Ltd.	23,068	4,879,190
Dexus REITΔ	65,896	533,122
Domino’s Pizza Enterprises, Ltd.	4,484	385,053
Fortescue Metals Group, Ltd.	86,232	1,205,199
Goodman Group REIT	96,925	1,868,721
GPT Group (The) REIT (Athens Exchange)	137,876	543,689
IDP Education, Ltd.Δ	17,951	452,538
Insurance Australia Group, Ltd.	115,449	357,818
Lendlease Corporation, Ltd.Δ	36,784	286,088
Macquarie Group, Ltd.	18,802	2,809,748
Magellan Financial Group, Ltd.	5,400	83,447
Medibank Pvt., Ltd.	94,662	230,719
Mirvac Group REIT	260,355	551,216
National Australia Bank, Ltd.	161,573	3,390,212
Newcrest Mining, Ltd.	38,206	680,465
Northern Star Resources, Ltd.	45,766	313,325
Orica, Ltd.	7,637	76,066
Origin Energy, Ltd.	62,971	240,068
Qantas Airways, Ltd.*	66,392	242,001
QBE Insurance Group, Ltd.	75,406	622,680
REA Group, Ltd.	4,130	503,722
Reece, Ltd.	18,888	371,445
Rio Tinto, Ltd.	12,648	921,218
Santos, Ltd.	177,590	815,287
Scentre Group REIT	265,947	611,428
SEEK, Ltd.Δ	16,462	392,604
Sonic Healthcare, Ltd.	26,549	900,692
South32, Ltd.	212,814	620,880
Stockland REIT	133,688	412,402
Suncorp Group, Ltd.	68,156	548,927
Sydney Airport*	25,788	162,855
Telstra Corporation, Ltd.	188,332	572,748
	Shares	Value
Transurban Group (Athen Exchange)	138,068	$ 1,388,238
Vicinity Centres REIT	137,781	169,410
Washington H Soul Pattinson & Co., Ltd.	6,495	139,920
Wesfarmers, Ltd.	63,489	2,739,151
Westpac Banking Corporation	164,250	2,551,327
WiseTech Global, Ltd.	3,675	156,628
Woodside Petroleum, Ltd.	45,699	729,135
Woolworths Group, Ltd.	57,600	1,592,881
		54,074,453
Austria — 0.3%
Erste Group Bank AG	15,407	722,286
OMV AG	10,806	611,109
Raiffeisen Bank International AG	5,232	153,667
Verbund AGΔ	5,255	590,580
voestalpine AG	4,506	163,492
		2,241,134
Belgium — 0.7%
Ageas SA/NV	4,155	215,473
Etablissements Franz Colruyt NV	5,111	216,811
Groupe Bruxelles Lambert SA	11,620	1,298,595
KBC Group NV	13,105	1,125,866
Proximus SADP	7,723	150,706
Sofina SA	865	425,435
Solvay SA	4,910	571,302
UCB SA	14,083	1,608,961
Umicore SA	9,507	386,948
		6,000,097
Denmark — 2.2%
Ambu A/S Class BΔ	12,493	329,738
AP Moeller - Maersk A/S Class A	549	1,821,342
AP Moeller - Maersk A/S Class B	60	214,159
Chr. Hansen Holding A/S	9,414	742,298
Coloplast A/S Class B	9,701	1,708,106
Danske Bank A/SΔ	52,273	902,441
Demant A/SΔ*	13,113	671,466
DSV A/S	11,994	2,794,941
Genmab A/S*	4,030	1,608,587
GN Store Nord A/S	5,764	361,667
Novozymes A/S, B Shares	15,803	1,297,581
Orsted A/S 144A	10,730	1,374,160
Pandora A/S	9,048	1,125,489
ROCKWOOL International A/S, B Shares	1,073	468,556
Tryg A/S	43,880	1,082,854
Vestas Wind Systems A/S	61,690	1,878,778
		18,382,163
Finland — 1.2%
Elisa OYJ	7,229	445,133
Fortum OYJ	22,487	689,686
Kesko OYJ, B Shares	12,949	431,601
Kone OYJ Class B	11,915	855,006
Neste OYJ	18,827	926,586
Nokia OYJ*	251,591	1,593,499

See Notes to Financial Statements.

	Shares	Value
Nordea Bank Abp	1,819	$ 22,287
Nordea Bank Abp (NASDAQ Exchange)	155,036	1,891,214
Orion OYJ Class B	19,705	818,522
Sampo OYJ, A Shares	19,367	969,281
Stora Enso OYJ, R Shares	22,882	419,962
UPM-Kymmene OYJ	27,891	1,061,214
Wartsila OYJ Abp	14,669	205,744
		10,329,735
France — 10.0%
Accor SA*	16,778	543,445
Air Liquide SA	24,343	4,249,188
Alstom SAΔ	13,522	480,626
Amundi SA 144A	3,229	266,710
Arkema SA	2,715	382,824
AXA SA	94,288	2,810,878
BioMerieux	1,757	249,843
BNP Paribas SA	51,911	3,591,548
Bollore SA	53,876	301,782
Bouygues SA	11,283	404,511
Bureau Veritas SA	15,449	513,238
Capgemini SE	7,893	1,936,522
Carrefour SA	29,587	542,494
Cie de St-Gobain	26,241	1,848,390
Cie Generale des Etablissements Michelin SCA	8,634	1,416,967
CNP Assurances	6,718	166,354
Credit Agricole SA	66,291	947,177
Danone SA	36,549	2,271,546
Dassault Systemes SE	37,571	2,237,538
Edenred	13,754	635,283
Eiffage SA	4,139	426,270
Electricite de France SA	32,416	381,235
Engie SA	92,715	1,373,706
EssilorLuxottica SA	18,021	3,841,586
Eurazeo SE	3,083	269,568
Eurofins Scientific SE	7,098	879,221
Faurecia SE	977	45,694
Faurecia SE (Euronext Paris Exchange)	5,122	243,927
Gecina SA REIT	2,894	404,933
Getlink SE	33,090	548,518
Hermes International	1,835	3,208,931
Ipsen SA	3,144	288,145
Kering SA	4,361	3,509,757
Klepierre REITΔ*	14,221	337,574
L’Oreal SA	12,212	5,797,007
Legrand SA	15,118	1,771,099
Orange SA	111,352	1,193,326
Orpea SA	3,616	362,691
Publicis Groupe SA	15,647	1,054,595
Renault SA*	7,966	277,021
Safran SA	14,290	1,751,538
Sanofi	72,120	7,273,182
Sartorius Stedim Biotech	2,225	1,221,998
Schneider Electric SE	24,838	4,876,835
SEB SA	1,871	291,615
Societe Generale SA	43,102	1,482,209
	Shares	Value
Sodexo SA	2,396	$ 210,208
Suez SA	19,394	437,406
Teleperformance	2,675	1,193,831
Thales SA	4,648	395,823
TotalEnergies SE	112,755	5,729,223
Ubisoft Entertainment SA*	5,285	259,151
Unibail-Rodamco-Westfield CDI*	10,140	35,190
Unibail-Rodamco-Westfield REIT*	6,095	427,591
Valeo	12,169	368,250
Veolia Environnement SA	22,865	839,786
Vinci SA	28,384	3,002,404
Vivendi SEΔ	34,973	473,421
Wendel SE	1,720	206,396
Worldline SA 144A*	13,200	736,532
		83,224,257
Germany — 7.8%
adidas AG	11,373	3,274,803
Allianz SE	19,260	4,542,642
Aroundtown SA	49,132	296,382
BASF SE	41,014	2,878,583
Bayerische Motoren Werke AG	15,493	1,549,955
Bechtle AG	3,882	276,242
Beiersdorf AG	7,547	773,606
Brenntag SE	7,869	710,601
Carl Zeiss Meditec AG	1,414	296,624
Commerzbank AG*	39,511	298,924
Continental AG*	4,960	521,125
Covestro AG 144A	8,920	549,009
Daimler AG	39,166	2,992,447
Daimler Truck Holding AG*	19,583	719,913
Delivery Hero SE 144A*	6,459	714,950
Deutsche Bank AG*	96,500	1,201,909
Deutsche Boerse AG	8,824	1,473,382
Deutsche Post AG	48,326	3,108,367
Deutsche Telekom AG	179,440	3,315,603
E.ON SE	119,140	1,655,742
Evonik Industries AG	13,302	429,728
Fresenius Medical Care AG & Co. KGaA	8,805	570,812
Fresenius SE & Co. KGaA	22,478	903,468
GEA Group AG	7,555	412,649
Hannover Rueck SE	3,483	660,365
HeidelbergCement AG	2,223	150,446
HelloFresh SE*	7,006	536,927
Henkel AG & Co. KGaA	8,746	681,761
Infineon Technologies AG	57,165	2,631,789
KION Group AG	3,513	383,710
Knorr-Bremse AG	3,578	353,380
LANXESS AG	3,845	237,770
LEG Immobilien SE	2,998	417,990
MTU Aero Engines AG	2,932	595,325
Muenchener Rueckversicherungs-Gesellschaft AG	6,780	2,001,516
Nemetschek SE	2,312	295,622
Puma SE	17,232	2,104,447
Rational AG	243	248,532
RWE AG	29,703	1,203,464
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
SAP SE	50,683	$ 7,133,103
Siemens AG	34,686	6,007,715
Siemens Energy AG*	18,963	483,828
Siemens Healthineers AG 144A	17,555	1,308,887
Symrise AG	6,729	995,184
Telefonica Deutschland Holding AG	56,298	156,159
Volkswagen AG	247	72,206
Vonovia SE	37,687	2,076,636
Zalando SE 144A*	10,454	842,138
		65,046,366
Hong Kong — 2.6%
AIA Group, Ltd.	555,600	5,600,498
BOC Hong Kong Holdings, Ltd.	214,500	702,846
Chow Tai Fook Jewellery Group, Ltd.*	180,800	325,078
CK Asset Holdings, Ltd.	102,557	646,444
CK Hutchison Holdings, Ltd.	157,000	1,012,767
CK Infrastructure Holdings, Ltd.	35,000	222,858
CLP Holdings, Ltd.	96,000	969,535
ESR Cayman, Ltd. 144A*	115,800	391,319
Hang Lung Properties, Ltd.Δ	117,000	240,676
Hang Seng Bank, Ltd.	46,300	847,319
Henderson Land Development Co., Ltd.	71,275	303,471
HKT Trust & HKT, Ltd.	266,000	357,507
Hong Kong & China Gas Co., Ltd.	394,138	613,633
Hong Kong Exchanges and Clearing, Ltd.	60,197	3,515,683
Link REITΔ	79,111	696,497
MTR Corporation, Ltd.Δ	98,963	531,141
New World Development Co., Ltd.	83,466	330,222
Power Assets Holdings, Ltd.	81,000	504,851
Sino Land Co., Ltd.Δ	330,331	411,349
Sun Hung Kai Properties, Ltd.	68,000	824,977
Swire Pacific, Ltd. Class A	22,500	127,973
Swire Properties, Ltd.	63,800	159,877
Techtronic Industries Co., Ltd.	71,500	1,423,114
WH Group, Ltd. 144A	585,591	367,236
Wharf Real Estate Investment Co., Ltd.	115,000	584,030
Xinyi Glass Holdings, Ltd.	96,000	240,075
		21,950,976
Ireland — 0.7%
CRH PLC	29,482	1,561,456
DCC PLC	5,616	459,893
James Hardie Industries PLC CDI	25,315	1,018,511
Kerry Group PLC Class A	8,753	1,128,569
Kingspan Group PLC	7,807	933,268
Smurfit Kappa Group PLC	17,166	946,687
		6,048,384
Israel — 0.7%
Azrieli Group, Ltd.	1,239	118,214
Bank Hapoalim BM	48,532	499,490
Bank Leumi Le-Israel BM	65,831	706,105
Check Point Software Technologies, Ltd.*	4,629	539,556
CyberArk Software, Ltd.*	2,381	412,580
	Shares	Value
Elbit Systems, Ltd.	1,618	$ 279,679
ICL Group, Ltd.	53,933	519,489
Israel Discount Bank, Ltd. Class A	52,953	355,540
Kornit Digital, Ltd.*	2,834	431,476
Nice, Ltd.*	2,756	835,773
Teva Pharmaceutical Industries, Ltd. ADR*	51,301	410,921
Wix.com, Ltd.*	2,346	370,175
		5,478,998
Italy — 2.0%
Amplifon SpA	5,903	317,630
Assicurazioni Generali SpA	54,201	1,145,524
Atlantia SpA*	29,878	592,833
DiaSorin SpAΔ	692	131,650
Enel SpA	375,358	3,001,395
Eni SpA	112,690	1,566,142
FinecoBank Banca Fineco SpA	27,715	485,360
Infrastrutture Wireless Italiane SpA 144A	26,318	319,133
Intesa Sanpaolo SpA	830,817	2,145,938
Mediobanca Banca di Credito Finanziario SpA	21,353	245,143
Moncler SpA	19,299	1,394,706
Nexi SpA 144A*	24,702	391,438
Poste Italiane SpA 144A	25,999	340,594
Prysmian SpA	8,844	332,678
Recordati Industria Chimica e Farmaceutica SpA	20,453	1,313,372
Snam SpA	106,584	641,974
Terna - Rete Elettrica Nazionale	90,920	735,511
UniCredit SpA	99,177	1,524,485
		16,625,506
Japan — 21.2%
Advantest Corporation	6,200	587,135
Aeon Co., Ltd.	32,800	772,971
AGC, Inc.	7,200	343,966
Aisin Corporation	5,800	222,532
Ajinomoto Co., Inc.	17,300	526,649
ANA Holdings, Inc.*	7,400	154,696
Asahi Intecc Co., Ltd.	7,400	158,979
Asahi Kasei Corporation	78,000	734,788
Bandai Namco Holdings, Inc.	9,100	711,515
Bridgestone Corporation	21,000	901,586
Canon, Inc.Δ	50,800	1,239,198
Capcom Co., Ltd.	8,400	197,831
Central Japan Railway Co.	7,300	971,426
Chubu Electric Power Co., Inc.	40,800	430,951
Chugai Pharmaceutical Co., Ltd.	43,000	1,401,629
Concordia Financial Group, Ltd.	10,800	39,221
CyberAgent, Inc.	23,800	396,742
Dai Nippon Printing Co., Ltd.	11,500	289,418
Daifuku Co., Ltd.	4,700	384,342
Dai-ichi Life Holdings, Inc.	49,600	1,000,431
Daiichi Sankyo Co., Ltd.	92,700	2,359,348
Daikin Industries, Ltd.	10,700	2,423,757
Daito Trust Construction Co., Ltd.	3,500	401,524
Daiwa House Industry Co., Ltd.	25,600	735,720

See Notes to Financial Statements.

	Shares	Value
Daiwa House REIT Investment CorporationΔ	101	$ 305,968
Daiwa Securities Group, Inc.	52,000	293,436
Denso Corporation	22,400	1,856,308
Dentsu Group, Inc.	11,700	416,441
East Japan Railway Co.	17,300	1,063,526
Eisai Co., Ltd.	11,100	630,123
ENEOS Holdings, Inc.	144,150	538,517
FANUC Corporation	8,900	1,891,802
Fast Retailing Co., Ltd.	2,900	1,648,490
Fuji Electric Co., Ltd.	2,700	147,496
FUJIFILM Holdings Corporation	15,300	1,134,255
Fujitsu, Ltd.	8,800	1,512,074
GLP J-REITΔ	117	202,237
GMO Payment Gateway, Inc.	1,900	236,601
Hakuhodo DY Holdings, Inc.	7,900	131,456
Hamamatsu Photonics KK	6,400	408,767
Hankyu Hanshin Holdings, Inc.	14,100	400,705
Hikari Tsushin, Inc.	1,200	184,809
Hirose Electric Co., Ltd.	605	101,676
Hitachi Metals, Ltd.*	2,000	37,058
Hitachi, Ltd.	45,400	2,459,469
Honda Motor Co., Ltd.	70,900	2,017,158
Hoya Corporation	16,500	2,448,465
Hulic Co., Ltd.	4,000	38,038
Ibiden Co., Ltd.	1,800	106,894
Idemitsu Kosan Co., Ltd.	8,736	222,941
Iida Group Holdings Co., Ltd.	2,500	58,144
Inpex CorporationΔ	45,600	396,520
Isuzu Motors, Ltd.	18,100	225,281
Ito En, Ltd.	15,500	814,406
ITOCHU Corporation	58,600	1,792,803
Japan Airlines Co., Ltd.*	6,100	115,798
Japan Exchange Group, Inc.	25,800	565,262
Japan Metropolitan Fund Invest REIT	228	196,421
Japan Post Holdings Co., Ltd.*	110,700	862,384
Japan Real Estate Investment Corporation REITΔ	46	261,125
JFE Holdings, Inc.	24,900	317,675
JSR Corporation	2,200	83,608
Kajima Corporation	17,500	201,119
Kakaku.com, Inc.	3,900	104,260
Kansai Electric Power Co., Inc. (The)	36,300	339,296
Kansai Paint Co., Ltd.	1,400	30,444
Kao Corporation	25,200	1,319,833
KDDI Corporation	66,900	1,956,405
Keio Corporation	7,300	322,092
Keisei Electric Railway Co., Ltd.	5,400	146,084
Keyence Corporation	9,200	5,784,576
Kikkoman Corporation	9,000	757,899
Kobayashi Pharmaceutical Co., Ltd.	2,300	180,912
Koito Manufacturing Co., Ltd.	4,300	227,745
Komatsu, Ltd.	29,500	689,887
Konami Holdings CorporationΔ	5,500	263,997
Kose CorporationΔ	1,400	158,819
Kubota Corporation	52,500	1,167,393
KuritaWater Industries, Ltd.	900	42,668
Kyocera Corporation	17,300	1,081,700
	Shares	Value
Kyowa Kirin Co., Ltd.	19,400	$ 528,955
Lasertec Corporation	4,200	1,286,467
Lion Corporation	12,600	168,437
Lixil Corporation	12,900	344,133
M3, Inc.	21,000	1,058,849
Makita Corporation	7,900	335,353
Marubeni Corporation	67,200	654,729
Mazda Motor Corporation*	20,700	158,829
McDonald’s Holdings Co. Japan, Ltd.Δ	8,800	389,453
Medipal Holdings Corporation	4,500	84,352
MEIJI Holdings Co., Ltd.	8,000	477,550
Mercari, Inc.Δ*	6,500	330,703
MINEBEA MITSUMI, Inc.	14,700	417,680
MISUMI Group, Inc.	10,900	447,794
Mitsubishi Chemical Holdings Corporation	63,200	468,778
Mitsubishi Corporation	52,400	1,663,863
Mitsubishi Electric Corporation	86,100	1,092,871
Mitsubishi Estate Co., Ltd.	66,800	926,683
Mitsubishi HC Capital, Inc.	38,900	192,459
Mitsubishi Heavy Industries, Ltd.	14,700	339,870
Mitsubishi UFJ Financial Group, Inc.	552,300	3,005,770
Mitsui & Co., Ltd.	64,200	1,521,404
Mitsui Chemicals, Inc.	9,400	252,674
Mitsui Fudosan Co., Ltd.	36,200	717,512
Mizuho Financial Group, Inc.	85,790	1,089,641
MonotaRO Co., Ltd.	8,000	143,888
MS&AD Insurance Group Holdings, Inc.	24,200	745,174
Murata Manufacturing Co., Ltd.	29,000	2,313,111
NEC Corporation	9,300	430,029
Nexon Co., Ltd.	24,400	471,804
Nidec Corporation	21,800	2,578,818
Nihon M&A Center, Inc.	11,800	289,444
Nintendo Co., Ltd.	5,400	2,526,430
Nippon Building Fund, Inc. REIT	69	401,901
Nippon Express Co., Ltd.	4,000	239,379
Nippon Paint Holdings Co., Ltd.Δ	31,500	344,005
Nippon Prologis REIT, Inc.	121	427,703
Nippon Sanso Holdings Corporation	8,800	192,479
Nippon Shinyaku Co., Ltd.	9,600	668,498
Nippon Steel Corporation	37,900	619,136
Nippon Telegraph & Telephone Corporation	64,300	1,758,494
Nippon Yusen KK	8,500	648,150
Nissan Chemical Corporation	5,900	343,144
Nissan Motor Co., Ltd.*	112,800	543,307
Nisshin Seifun Group, Inc.	16,300	235,150
Nissin Foods Holdings Co., Ltd.	4,300	313,829
Nitori Holdings Co., Ltd.	4,000	598,286
Nitto Denko Corporation	7,100	548,493
Nomura Holdings, Inc.	168,800	735,234
Nomura Real Estate Master Fund, Inc. REIT	184	258,950
Nomura Research Institute, Ltd.	18,157	776,226
NTT Data Corporation	31,300	671,423
Obayashi Corporation	26,400	204,319
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Obic Co., Ltd.	3,600	$ 673,737
Odakyu Electric Railway Co., Ltd.Δ	16,900	314,196
Oji Holdings Corporation	31,000	150,197
Olympus Corporation	57,000	1,312,553
Omron Corporation	8,300	827,073
Ono Pharmaceutical Co., Ltd.	65,400	1,625,543
Oracle Corporation	700	53,181
Oriental Land Co., Ltd.	9,500	1,601,958
ORIX Corporation	63,200	1,289,797
Orix JREIT, Inc.	119	186,026
Osaka Gas Co., Ltd.	15,000	248,089
Otsuka Corporation	6,900	329,010
Otsuka Holdings Co., Ltd.	41,900	1,524,361
Pan Pacific International Holdings Corporation	27,100	373,542
Panasonic Corporation	118,600	1,303,745
Pola Orbis Holdings, Inc.	7,300	121,660
Rakuten Group, Inc.	37,400	375,244
Recruit Holdings Co., Ltd.	65,200	3,967,793
Renesas Electronics Corporation*	63,600	789,957
Ricoh Co., Ltd.	26,200	244,213
Rohm Co., Ltd.	3,100	282,005
Ryohin Keikaku Co., Ltd.	12,000	182,976
Santen Pharmaceutical Co., Ltd.	55,200	673,923
SBI Holdings, Inc.	9,400	256,390
Secom Co., Ltd.	12,500	868,578
Seiko Epson Corporation	18,200	327,790
Sekisui House, Ltd.	33,600	722,929
Seven & i Holdings Co., Ltd.	31,000	1,363,629
SG Holdings Co., Ltd.	8,800	206,346
Sharp Corporation	9,500	109,103
Shimadzu Corporation	12,300	519,528
Shimano, Inc.	3,200	852,222
Shimizu Corporation	26,800	166,169
Shin-Etsu Chemical Co., Ltd.	14,800	2,568,916
Shionogi & Co., Ltd.	19,200	1,350,650
Shiseido Co., Ltd.	21,800	1,216,146
SMC Corporation	2,700	1,824,817
SoftBank Corporation	137,600	1,737,967
SoftBank Group Corporation	55,500	2,660,679
Sohgo Security Services Co., Ltd.	600	23,842
Sompo Holdings, Inc.	14,400	607,301
Sony Group Corporation	57,100	7,210,489
Subaru Corporation	32,200	575,344
SUMCO Corporation	15,200	309,515
Sumitomo Corporation	54,900	812,487
Sumitomo Dainippon Pharma Co., Ltd.	13,500	155,755
Sumitomo Electric Industries, Ltd.	36,000	469,835
Sumitomo Metal Mining Co., Ltd.	10,900	412,832
Sumitomo Mitsui Financial Group, Inc.	58,300	1,990,788
Sumitomo Mitsui Trust Holdings, Inc.	14,800	494,888
Sumitomo Realty & Development Co., Ltd.	21,100	622,046
Suntory Beverage & Food, Ltd.	24,900	901,703
Suzuki Motor Corporation	11,100	428,047
Sysmex Corporation	7,300	985,365
	Shares	Value
T&D Holdings, Inc.	22,500	$ 287,455
Taisho Pharmaceutical Holdings Co., Ltd.	15,300	706,248
Takeda Pharmaceutical Co., Ltd.	99,536	2,718,160
TDK Corporation	19,900	776,615
Terumo Corporation	35,100	1,482,645
TIS, Inc.	8,000	237,888
Tobu Railway Co., Ltd.	11,900	271,558
Toho Co., Ltd.	2,900	124,098
Tokio Marine Holdings, Inc.	31,100	1,731,326
Tokyo Electric Power Co. Holdings, Inc.*	56,100	145,030
Tokyo Electron, Ltd.	7,000	4,029,010
Tokyo Gas Co., Ltd.	21,300	382,343
Tokyu Corporation	16,400	218,016
TOPPAN, Inc.	15,000	281,486
Toray Industries, Inc.	89,700	531,440
Toshiba Corporation	17,900	736,557
Toyo Suisan Kaisha, Ltd.	4,200	178,073
Toyota Industries Corporation	8,800	703,939
Toyota Motor Corporation	483,580	8,937,812
Toyota Tsusho Corporation	7,800	359,555
Trend Micro, Inc.	4,300	238,719
Tsuruha Holdings, Inc.	1,900	182,436
Unicharm Corporation	25,000	1,087,680
Welcia Holdings Co., Ltd.	4,600	143,672
West Japan Railway Co.	9,300	388,953
Yakult Honsha Co., Ltd.Δ	11,500	599,946
Yamaha Corporation	5,400	266,411
Yamaha Motor Co., Ltd.	14,300	343,473
Yamato Holdings Co., Ltd.	11,600	272,502
Yaskawa Electric Corporation	9,000	441,591
Z Holdings Corporation	129,000	744,329
ZOZO, Inc.	5,700	177,727
		177,196,802
Jersey — 1.0%
Experian PLC	53,919	2,650,709
Ferguson PLC	12,836	2,276,885
Glencore PLC*	458,703	2,327,980
WPP PLC	75,700	1,147,082
		8,402,656
Netherlands — 5.9%
Adyen NV 144A*	927	2,439,533
Aegon NV	97,467	487,474
Airbus SE*	27,433	3,509,280
Akzo Nobel NV	7,083	778,176
ArcelorMittal SA	34,529	1,106,416
Argenx SE*	2,200	789,732
ASM International NV	2,234	988,623
ASML Holding NV	18,835	15,154,226
CNH Industrial NV	43,467	840,400
Euronext NV 144A	4,841	502,922
EXOR NV	3,560	318,683
Ferrari NV	5,605	1,442,762
IMCD NV	2,480	549,732
ING Groep NV	182,403	2,542,245

See Notes to Financial Statements.

	Shares	Value
InPost SA*	16,419	$ 198,109
JDE Peet's NVΔ	8,224	253,738
Just Eat Takeaway.com NV 144A*	6,526	360,125
Koninklijke Ahold Delhaize NV	58,297	2,000,094
Koninklijke DSM NV	6,940	1,564,436
Koninklijke KPN NV	184,467	573,343
Koninklijke Philips NV	45,034	1,679,901
NN Group NVΔ	4,404	238,714
Prosus NV*	43,666	3,655,451
QIAGEN NVΔ*	24,023	1,332,090
Randstad NV	7,963	544,315
Stellantis NV	98,407	1,857,786
STMicroelectronics NV	30,860	1,523,766
Universal Music Group NV	34,973	986,659
Wolters Kluwer NV	10,268	1,211,096
		49,429,827
New Zealand — 0.2%
Auckland International Airport, Ltd.Δ*	11,623	61,296
Fisher & Paykel Healthcare Corporation, Ltd.	28,390	636,996
Ryman Healthcare, Ltd.	22,949	192,543
Xero, Ltd.*	5,756	592,319
		1,483,154
Norway — 0.7%
Adevinta ASA*	16,796	223,119
DNB Bank ASA	42,506	972,271
Equinor ASA	43,834	1,160,694
Gjensidige Forsikring ASA	8,027	194,743
Mowi ASA	26,051	616,543
Norsk Hydro ASA	56,215	442,333
Orkla ASA	60,619	607,618
Schibsted ASA Class A	9,647	371,937
Telenor ASA	36,667	576,371
Yara International ASA	10,434	526,063
		5,691,692
Portugal — 0.2%
EDP - Energias de Portugal SA	154,225	848,428
Galp Energia SGPS SA	27,004	261,939
Jeronimo Martins SGPS SA	14,871	340,306
		1,450,673
Singapore — 0.9%
Ascendas REIT	157,957	345,780
CapitaLand Integrated Commercial Trust REITΔ	154,203	233,433
Capitaland Investment, Ltd.*	42,360	107,189
DBS Group Holdings, Ltd.	71,260	1,727,034
Jardine Matheson Holdings, Ltd.	13,200	726,132
Mapletree Logistics Trust REIT	7,947	11,205
Oversea-Chinese Banking Corporation, Ltd.	124,940	1,056,928
Singapore Airlines, Ltd.Δ*	134,450	497,852
Singapore Telecommunications, Ltd.	454,500	782,458
United Overseas Bank, Ltd.	56,959	1,136,982
UOL Group, Ltd.Δ	7,561	39,780
	Shares	Value
Wilmar International, Ltd.	198,000	$ 608,281
		7,273,054
Spain — 2.3%
ACS Actividades de Construccion y Servicios SAΔ	18,362	489,550
Aena SME SA 144AΔ*	3,930	618,912
Amadeus IT Group SA*	22,411	1,516,424
Banco Bilbao Vizcaya Argentaria SA	319,952	1,897,630
Banco Santander SA	789,110	2,620,696
CaixaBank SA	185,397	506,438
Cellnex Telecom SA 144AΔ*	23,609	1,367,613
EDP Renovaveis SA	12,583	313,734
Enagas SAΔ	17,674	410,591
Endesa SA	13,556	312,079
Ferrovial SA	28,612	894,803
Grifols SA	15,393	296,202
Iberdrola SA	270,908	3,207,546
Industria de Diseno Textil SA	56,903	1,835,124
Naturgy Energy Group SAΔ	9,244	300,663
Red Electrica Corporation SAΔ	23,715	512,823
Repsol SA	42,415	502,326
Siemens Gamesa Renewable Energy SAΔ*	6,866	163,053
Telefonica SAΔ	281,234	1,219,490
		18,985,697
Sweden — 3.5%
Alfa Laval AB	14,717	591,175
Assa Abloy AB, B Shares	39,827	1,213,966
Atlas Copco AB, A Shares	28,714	1,984,162
Atlas Copco AB, B Shares	19,228	1,129,458
Boliden AB	9,794	377,654
Electrolux AB, B Shares	13,970	338,349
Embracer Group ABΔ*	27,006	286,507
Epiroc AB, A Shares	31,158	787,855
Epiroc AB, B Shares	20,075	424,530
EQT AB	12,795	693,617
Essity AB, B SharesΔ	36,031	1,175,504
Fastighets AB Balder, B Shares*	4,801	345,499
Getinge AB, B Shares	12,152	529,610
H & M Hennes & Mauritz AB, B SharesΔ	42,435	832,664
Hexagon AB, B Shares	97,566	1,545,499
Husqvarna AB, B Shares	23,565	376,779
Industrivarden AB, A Shares	1,009	32,060
Industrivarden AB, C Shares	18,571	581,842
Investment AB Latour, B Shares	9,171	372,604
Investor AB, B Shares	120,422	3,021,786
Kinnevik AB, B Shares*	10,870	386,468
L E Lundbergforetagen AB, B Shares	5,888	329,879
Lifco AB, B Shares	16,505	492,982
Lundin Energy AB	8,084	289,268
Nibe Industrier AB, B Shares	74,413	1,124,376
Sagax AB, B Shares	11,741	394,938
Sandvik AB	51,379	1,432,115
Securitas AB, B Shares	14,981	206,086
Sinch AB 144A*	22,610	285,301
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Skandinaviska Enskilda Banken AB, A Shares	79,780	$ 1,107,630
Skanska AB, B Shares	13,311	343,971
SKF AB, B Shares	13,321	315,038
Svenska Cellulosa AB SCA, B Shares	26,301	466,693
Svenska Handelsbanken AB, A SharesΔ	65,615	709,164
Swedbank AB, A Shares	41,659	837,173
Tele2 AB, B Shares	19,177	273,573
Telefonaktiebolaget LM Ericsson, B Shares	138,995	1,529,368
Telia Co ABΔ	126,527	494,843
Volvo AB, B Shares	76,978	1,780,232
		29,440,218
Switzerland — 10.0%
ABB, Ltd.	68,606	2,614,767
Adecco Group AG	8,557	436,042
Alcon, Inc.	23,311	2,056,156
Bachem Holding AG	662	518,377
Barry Callebaut AG	219	531,656
Chocoladefabriken Lindt & Spruengli AG	12	1,609,306
Cie Financiere Richemont SA Class A	26,655	3,983,187
Coca-Cola HBC AG*	53,299	1,843,250
Credit Suisse Group AGΔ	104,613	1,014,288
EMS-Chemie Holding AG	154	172,107
Geberit AG	1,584	1,291,172
Givaudan SA	437	2,292,767
Holcim, Ltd.*	1,494	76,116
Holcim, Ltd. (Swiss Exchange)*	13,262	674,493
Julius Baer Group, Ltd.	11,052	739,073
Kuehne + Nagel International AG	2,592	834,773
Logitech International SA	9,124	765,391
Nestle SA	134,853	18,827,814
Novartis AG	112,422	9,878,749
Partners Group Holding AG	915	1,510,491
Roche Holding AG (Swiss Exchange)	33,516	13,904,490
Schindler Holding AG (Swiss Exchange)	2,186	586,788
SGS SA	175	583,397
Sika AG	6,515	2,707,748
Sonova Holding AG	2,443	954,717
Straumann Holding AG	637	1,346,995
Swatch Group AG (The) (Swiss Exchange)Δ	3,611	1,099,680
Swiss Life Holding AG	1,166	712,399
Swiss Re AG	8,814	870,061
Swisscom AG	1,391	784,697
Temenos AG	3,832	528,208
UBS Group AG	170,452	3,059,494
VAT Group AG 144A	1,112	551,022
Vifor Pharma AGΔ	6,734	1,196,280
Zurich Insurance Group AG	7,211	3,158,988
		83,714,939
United Kingdom — 12.1%
3i Group PLC	69,134	1,355,921
Abrdn PLC	114,480	373,285
	Shares	Value
Admiral Group PLC	9,123	$ 389,840
Anglo American PLC	61,836	2,524,336
Antofagasta PLC	23,560	426,842
Ashtead Group PLC	24,479	1,968,796
Associated British Foods PLC	22,791	619,443
Auto Trader Group PLC 144AΔ	39,162	392,257
AVEVA Group PLC	8,238	379,565
Aviva PLC	204,349	1,135,153
BAE Systems PLC	224,084	1,667,593
Barclays PLC	828,179	2,096,236
Barratt Developments PLC	50,118	507,423
Berkeley Group Holdings PLC	6,217	401,817
BHP Group PLC	108,550	3,231,678
BP PLC	1,002,493	4,484,636
British Land Co. PLC (The) REIT	31,612	227,207
BT Group PLCΔ	453,308	1,040,317
Bunzl PLC	26,142	1,020,843
Burberry Group PLC	30,456	749,241
Coca-Cola Europacific Partners PLC	21,997	1,230,292
Compass Group PLC*	98,923	2,210,643
Croda International PLC	8,431	1,154,872
Evraz PLC	31,936	260,054
Halma PLC	23,059	998,768
Hargreaves Lansdown PLC	13,678	250,863
Hikma Pharmaceuticals PLC	34,178	1,026,546
HSBC Holdings PLC	1,023,312	6,214,270
Informa PLC*	87,112	609,125
InterContinental Hotels Group PLCΔ*	14,742	954,002
Intertek Group PLC	8,134	619,850
J Sainsbury PLCΔ	118,172	441,147
JD Sports Fashion PLC	99,615	293,668
Johnson Matthey PLCΔ	13,222	366,165
Kingfisher PLC	108,273	495,789
Land Securities Group PLC REIT	42,490	446,526
Legal & General Group PLC	335,080	1,349,304
Lloyds Banking Group PLC	4,171,424	2,698,899
London Stock Exchange Group PLC	19,997	1,875,739
M&G PLC	308,841	833,973
Melrose Industries PLC	238,315	515,792
Mondi PLC	49,454	1,222,296
National Grid PLC	211,420	3,032,804
Natwest Group PLC	383,851	1,172,651
Next PLC	7,706	850,082
Ocado Group PLCΔ*	22,804	517,937
Pearson PLCΔ	41,042	340,647
Persimmon PLC	15,563	601,625
Phoenix Group Holdings PLC	26,052	230,336
Prudential PLC	141,564	2,442,120
Reckitt Benckiser Group PLC	35,666	3,061,646
RELX PLC	107,525	3,495,882
Rentokil Initial PLC	101,023	798,560
Rio Tinto PLC	52,168	3,454,339
Rolls-Royce Holdings PLCΔ*	419,124	697,105
Royal Dutch Shell PLC, A Shares	196,480	4,313,105
Royal Dutch Shell PLC, B Shares	154,577	3,394,511
Sage Group PLC (The)	68,811	794,104
Schroders PLC	6,913	333,112

See Notes to Financial Statements.

	Shares	Value
Segro PLC REIT	73,703	$ 1,433,063
Severn Trent PLC	25,238	1,006,722
Smith & Nephew PLCΔ	46,538	814,795
Smiths Group PLCΔ	26,226	560,694
Spirax-Sarco Engineering PLC	3,343	726,249
SSE PLC	59,270	1,322,909
St. James’s Place PLC	37,454	853,465
Standard Chartered PLC	131,722	799,463
Taylor Wimpey PLC	203,676	483,828
Tesco PLC	510,319	2,002,462
Unilever PLC	128,803	6,878,637
United Utilities Group PLC	48,952	721,560
Vodafone Group PLC	1,476,417	2,243,409
Whitbread PLCΔ*	15,331	621,501
		101,060,335
Total Foreign Common Stocks (Cost $646,799,910)		773,531,116
FOREIGN PREFERRED STOCKS — 0.5%
Germany — 0.5%
Henkel AG & Co. KGaA
2.52%◊	8,912	719,119
Porsche Automobil Holding SE
2.45%◊	6,508	614,439
	Shares	Value
Sartorius AG
0.13%◊	1,199	$ 810,933
Volkswagen AG
2.59%◊	11,005	2,210,721
		4,355,212
Total Foreign Preferred Stocks (Cost $3,524,310)		4,355,212
MONEY MARKET FUNDS — 6.6%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	46,086,919	46,086,919
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	8,717,861	8,717,861
Total Money Market Funds (Cost $54,804,780)		54,804,780
TOTAL INVESTMENTS — 100.0% (Cost $707,452,040)		834,211,697
Liabilities in Excess of Other Assets — (0.0)%		(317,650)
NET ASSETS — 100.0%		$833,894,047
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
MSCI EAFE Index	03/2022	457	$53,053,130	$867,855
See Notes to Financial Statements.

INTERNATIONAL EQUITY INDEX FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 1,520,589	$ 1,520,589	$ —	$ —
Foreign Common Stocks:
Austria	2,241,134	—	2,241,134	—
Denmark	18,382,163	—	18,382,163	—
Finland	10,329,735	—	10,329,735	—
Germany	65,046,366	719,913	64,326,453	—
Israel	5,478,998	2,164,708	3,314,290	—
Italy	16,625,506	—	16,625,506	—
Japan	177,196,802	—	177,196,802	—
Netherlands	49,429,827	43,638,106	5,791,721	—
Norway	5,691,692	—	5,691,692	—
Spain	18,985,697	313,734	18,671,963	—
Sweden	29,440,218	—	29,440,218	—
Switzerland	83,714,939	3,528,672	80,186,267	—
Other ^^	290,968,039	290,968,039	—	—
Total Foreign Common Stocks	773,531,116	341,333,172	432,197,944	—
Foreign Preferred Stocks	4,355,212	—	4,355,212	—
Money Market Funds	54,804,780	54,804,780	—	—
Total Assets - Investments in Securities	$834,211,697	$397,658,541	$436,553,156	$ —
Other Financial Instruments***
Futures Contracts	$ 867,855	$ 867,855	$ —	$ —
Total Assets - Other Financial Instruments	$ 867,855	$ 867,855	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

International Equity Fund (Unaudited)
With an annual return of 11.26%, developed non-U.S. markets (represented by the MSCI EAFE Index) saw strong performance in 2021, yet underperformed their U.S. counterparts. Unlike the prior year, where growth and value investment styles saw historically high spreads in performance, equity style factors in 2021 had relatively lower impact on performance. Far more material to 2021 returns was the strength of the U.S. dollar, which detracted more than 7% from U.S. dollar-denominated returns, partially offsetting market strength. Among major foreign developed markets, U.K. stocks strongly outperformed and were followed closely by continental European shares. Sector performance was generally positive, with energy posting the highest returns and financials contributing the most to index performance.
The Fund primarily invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed but may also invest in equity securities of foreign companies located in emerging markets. The Fund’s portfolio is diversified among a large number of companies across different industries, economic sectors and countries. The Investor Class of the Fund underperformed its benchmark, the MSCI EAFE Index, for the one-year period ended December 31, 2021 (9.35 % versus 11.26%). On a country basis, stock selection within Japan, Italy and the United Kingdom benefited the Fund’s relative performance and off-benchmark exposure to Chinese stocks detracted. On a sector basis, industrial holdings benefited relative performance, while the consumer discretionary sector detracted.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure had a slight negative impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with international equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of short sales and derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater than, those risks associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will be required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security, less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. It is possible to lose money by investing in the Fund.
See Notes to Financial Statements.

International Equity Fund (Unaudited)
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Financials	18.8
Industrials	15.6
Information Technology	13.7
Health Care	12.1
Consumer Discretionary	11.1
Consumer Staples	6.9
Money Market Funds	6.4
Materials	5.6
Communication Services	4.2
Energy	1.3
Real Estate	1.2
Utilities	0.7
Foreign Common Stocks Sold Short	(0.1)
97.5

See Notes to Financial Statements.

International Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	9.61%	9.35%	11.26%
Five Year	10.02%	9.75%	9.54%
Ten Year	7.87%	7.60%	7.43%
Since Inception	6.22%	6.00%	6.45%
Inception Date	08/27/01	08/27/01
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.95%	1.22%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the MSCI EAFE Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 3.5%
Communication Services — 0.0%
Universal Music Group NV	9,145	$ 257,999
Consumer Discretionary — 1.1%
Booking Holdings, Inc.*	1,898	4,553,739
Lululemon Athletica, Inc.*	15,530	6,079,218
Trip.com Group, Ltd. ADR*	160,082	3,941,219
		14,574,176
Financials — 0.6%
Everest Re Group, Ltd.	27,696	7,586,488
Health Care — 1.1%
Mettler-Toledo International, Inc.*	3,930	6,670,035
ResMed, Inc.	29,550	7,697,184
		14,367,219
Information Technology — 0.7%
Cognizant Technology Solutions Corporation Class A	37,063	3,288,230
EPAM Systems, Inc.*	9,220	6,163,109
		9,451,339
Total Common Stocks (Cost $33,438,400)		46,237,221
FOREIGN COMMON STOCKS — 87.0%
Australia — 2.3%
Afterpay, Ltd.*	2,670	161,252
AMP, Ltd.*	844,647	620,668
Ampol, Ltd.	43,629	941,476
Ansell, Ltd.	7,496	171,846
ASX, Ltd.‡‡	2,303	155,658
Aurizon Holdings, Ltd.	481,126	1,221,651
Australia & New Zealand Banking Group, Ltd.	46,976	940,220
BHP Group, Ltd.‡‡	37,978	1,146,682
BlueScope Steel, Ltd.‡‡	149,008	2,265,785
Brambles, Ltd.	223,109	1,725,493
carsales.com, Ltd.	15,155	276,643
Coles Group, Ltd.	35,308	460,849
Computershare, Ltd.	12,190	177,377
CSL, Ltd.	32,693	6,915,006
Dexus REIT‡‡	55,775	451,240
Fortescue Metals Group, Ltd.	11,628	162,516
Goodman Group REIT‡‡	50,048	964,929
GPT Group (The) REITΨ†††*	63,198	—
GPT Group (The) REIT (Athens Exchange)	104,984	413,986
Harvey Norman Holdings, Ltd.	365,388	1,313,240
Incitec Pivot, Ltd.	29,002	68,365
JB Hi-Fi, Ltd.	47,241	1,660,768
Mineral Resources, Ltd.	6,340	258,309
Mirvac Group REIT‡‡	355,598	752,862
NEXTDC, Ltd.*	7,655	71,233
Orica, Ltd.	257,918	2,568,905
Rio Tinto, Ltd.‡‡	4,796	349,317
Santos, Ltd.	15,116	69,395
Scentre Group REIT‡‡	186,809	429,485
Seven Group Holdings, Ltd.	9,416	147,973
Sonic Healthcare, Ltd.	25,444	863,204
	Shares	Value
South32, Ltd.	278,436	$ 812,330
Stockland REIT‡‡	206,720	637,692
Suncorp Group, Ltd.	116,868	941,252
Telstra Corporation, Ltd.	28,813	87,625
Vicinity Centres REIT‡‡	336,787	414,100
Westpac Banking Corporation	28,678	445,461
WiseTech Global, Ltd.	5,486	233,813
Woodside Petroleum, Ltd.	6,369	101,618
		31,400,224
Belgium — 0.2%
Ageas SA/NV	5,301	274,903
Etablissements Franz Colruyt NV	10,545	447,324
Groupe Bruxelles Lambert SA‡‡	415	46,379
KBC Group NV	3,973	341,325
Proximus SADP	43,796	854,630
Telenet Group Holding NV	6,362	232,215
		2,196,776
Canada — 3.2%
Agnico Eagle Mines, Ltd.	39,278	2,087,233
Canadian National Railway Co.	78,714	9,670,802
Canadian Pacific Railway, Ltd.	103,620	7,454,423
Kinross Gold Corporation	536,066	3,110,577
Open Text Corporation	41,800	1,984,009
Restaurant Brands International, Inc.Δ	31,010	1,881,687
Shopify, Inc. Class A*	4,950	6,818,080
Toronto-Dominion Bank (The)	123,469	9,466,005
		42,472,816
China — 1.0%
Tencent Holdings, Ltd.	204,700	11,991,839
Vipshop Holdings, Ltd. ADR*	196,000	1,646,400
		13,638,239
Denmark — 1.1%
AP Moeller - Maersk A/S Class B	1,057	3,772,765
Danske Bank A/S	12,095	208,808
DSV A/S	33,640	7,839,072
Genmab A/S*	642	256,256
GN Store Nord A/S	10,945	686,753
H Lundbeck A/S	10,608	273,130
Pandora A/S‡‡	9,870	1,227,738
		14,264,522
Finland — 0.4%
Huhtamaki OYJ	9,348	413,472
Kone OYJ Class B	29,819	2,139,774
Nokian Renkaat OYJ	10,972	414,584
UPM-Kymmene OYJ	46,511	1,769,680
Valmet OYJ	4,661	199,843
		4,937,353
France — 10.9%
Accor SA*	231,253	7,490,360
Air Liquide SA	55,467	9,682,032
AXA SA	236,036	7,036,616
BNP Paribas SA	101,892	7,049,566
Bureau Veritas SA	228,257	7,583,024
Capgemini SE	68,687	16,852,132

See Notes to Financial Statements.

	Shares	Value
Danone SA	119,409	$ 7,421,355
Engie SA	335,445	4,970,100
Hermes International	7,285	12,739,542
L’Oreal SA	34,197	16,233,233
Publicis Groupe SA	45,956	3,097,398
Sanofi	90,819	9,158,945
Schneider Electric SE	106,142	20,840,527
SCOR SE	48,487	1,514,755
TotalEnergies SEΔ	146,646	7,451,267
Valeo	108,461	3,282,174
Worldline SA 144A*	75,000	4,184,841
		146,587,867
Germany — 9.6%
adidas AG	14,067	4,050,528
Allianz SE	32,635	7,697,254
Aurubis AG	13,702	1,369,679
BASF SE	6,088	427,289
Bayerische Motoren Werke AG	81,971	8,200,565
Beiersdorf AG	93,277	9,561,366
Brenntag SE	9,121	823,662
Continental AG*	84,187	8,845,147
Covestro AG 144A	6,692	411,880
Daimler AG	78,921	6,029,896
Daimler Truck Holding AG*	47,761	1,755,779
Deutsche Bank AG*	161,606	2,012,806
Deutsche Boerse AG	75,138	12,546,126
Deutsche Post AG	53,613	3,448,431
Freenet AG	21,875	578,113
Fresenius Medical Care AG & Co. KGaA	130,170	8,438,689
Fresenius SE & Co. KGaA‡‡	76,433	3,072,104
GEA Group AG	7,576	413,797
HelloFresh SE*	10,186	780,636
Henkel AG & Co. KGaA	31,000	2,416,487
HOCHTIEF AG	4,372	352,103
Infineon Technologies AG‡‡	21,813	1,004,237
LANXESS AG	1,068	66,044
METRO AG	70,956	744,359
ProSiebenSat.1 Media SE	15,298	243,023
Rheinmetall AG	8,469	797,019
RWE AG‡‡	4,397	178,151
SAP SE	175,966	24,765,376
Siemens AG	54,523	9,443,541
Siemens Energy AG*	74,311	1,895,993
Software AG	1,456	58,008
Telefonica Deutschland Holding AG	180,754	501,374
thyssenkrupp AG*	329,984	3,615,172
Uniper SE	17,475	829,716
United Internet AG	2,292	90,869
Vitesco Technologies Group AG*	9,253	453,776
Vonovia SE	8,154	449,303
Wacker Chemie AG	2,045	304,013
		128,672,311
Hong Kong — 3.0%
AIA Group, Ltd.	1,629,326	16,423,752
Alibaba Group Holding, Ltd.*	477,259	7,277,426
Baidu, Inc. Class A*	223,107	4,137,360
	Shares	Value
Li Ning Co., Ltd.	367,000	$ 4,017,089
Shenzhou International Group Holdings, Ltd.	188,900	3,631,411
Trip.com Group, Ltd.*	17,700	433,105
Wuxi Biologics Cayman, Inc. 144A*	336,275	3,991,286
		39,911,429
India — 0.8%
Axis Bank, Ltd.*	216,718	1,978,243
HDFC Bank, Ltd.	435,878	8,674,679
		10,652,922
Indonesia — 0.1%
PT Bank Mandiri Persero Tbk	2,663,300	1,315,082
Ireland — 3.9%
Accenture PLC Class A	19,800	8,208,090
Aon PLC Class A	31,024	9,324,573
ICON PLC*	23,050	7,138,585
Linde PLC	5,045	1,750,654
Medtronic PLC	82,665	8,551,694
Ryanair Holdings PLC*	7,800	135,425
Ryanair Holdings PLC ADR*	28,610	2,927,661
STERIS PLC	21,770	5,299,036
Willis Towers Watson PLC	36,275	8,614,950
		51,950,668
Israel — 0.6%
Check Point Software Technologies, Ltd.*	65,608	7,647,269
Italy — 0.8%
Assicurazioni Generali SpA	18,699	395,198
Atlantia SpA*	3,435	68,157
Azimut Holding SpA	3,677	102,795
Banco BPM SpA	71,752	214,833
Brembo SpA	14,267	202,952
Buzzi Unicem SpA	60,245	1,298,033
Hera SpA	27,467	114,163
Intesa Sanpaolo SpA	2,344,337	6,055,246
Italgas SpA	63,499	436,484
Prysmian SpA	10,942	411,596
Telecom Italia SpA	121,188	59,622
UniCredit SpA	53,655	824,750
Unipol Gruppo SpA	121,643	658,742
		10,842,571
Japan — 14.9%
Advantest Corporation	8,500	804,943
Aeon Co., Ltd.	13,000	306,361
AEON Financial Service Co., Ltd.	49,800	537,170
Aisin Corporation	20,900	801,882
Ajinomoto Co., Inc.	12,400	377,482
Alfresa Holdings Corporation	13,700	182,564
Amada Co., Ltd.	19,300	191,106
Bandai Namco Holdings, Inc.	4,500	351,848
Bridgestone CorporationΔ	9,900	425,034
Brother Industries, Ltd.‡‡	56,100	1,081,301
Canon, Inc.Δ	10,000	243,937
Central Japan Railway Co.	1,300	172,994
Chugai Pharmaceutical Co., Ltd.	5,800	189,057
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Concordia Financial Group, Ltd.	60,800	$ 220,798
Dai Nippon Printing Co., Ltd.	2,800	70,467
Dai-ichi Life Holdings, Inc.	51,500	1,038,754
Daiichi Sankyo Co., Ltd.	20,700	526,845
Daikin Industries, Ltd.	55,300	12,526,519
Daito Trust Construction Co., Ltd.‡‡	73,633	8,447,258
Daiwa House Industry Co., Ltd.‡‡	21,100	606,395
DeNA Co., Ltd.	58,800	905,452
Denso Corporation	7,200	596,670
Disco Corporation	1,900	580,740
East Japan Railway Co.	4,300	264,345
Eisai Co., Ltd.	5,400	306,546
Electric Power Development Co., Ltd.	45,800	608,664
ENEOS Holdings, Inc.	124,000	463,241
FANUC Corporation	1,800	382,612
Fast Retailing Co., Ltd.	700	397,911
Food & Life Cos., Ltd.	11,400	430,449
Fuji Electric Co., Ltd.	5,200	284,066
FUJIFILM Holdings Corporation	4,600	341,018
Fujitsu General, Ltd.	7,300	173,478
Fujitsu, Ltd.‡‡	6,800	1,168,421
Fukuoka Financial Group, Inc.	10,900	186,660
GMO Payment Gateway, Inc.	500	62,263
Hakuhodo DY Holdings, Inc.	14,100	234,623
Hankyu Hanshin Holdings, Inc.	8,300	235,876
Haseko Corporation‡‡	29,300	363,444
Hirose Electric Co., Ltd.	400	67,224
Hitachi Transport System, Ltd.	10,000	470,128
Hitachi, Ltd.‡‡	13,000	704,253
Honda Motor Co., Ltd.	45,300	1,288,819
Hoya Corporation‡‡	90,100	13,370,103
Ibiden Co., Ltd.	4,700	279,112
Iida Group Holdings Co., Ltd.	19,000	441,892
Inpex CorporationΔ	15,600	135,651
Ito En, Ltd.	3,800	199,661
ITOCHU Corporation	12,700	388,543
Japan Airlines Co., Ltd.*	4,800	91,120
Japan Exchange Group, Inc.	226,421	4,960,748
Japan Metropolitan Fund Invest REIT	166	143,008
Japan Post Holdings Co., Ltd.*	46,500	362,248
Japan Post Insurance Co., Ltd.	46,400	745,363
Japan Real Estate Investment Corporation REITΔ	64	363,304
JSR Corporation	8,400	319,229
JTEKT Corporation	20,800	181,909
Kajima Corporation	82,400	946,984
Kamigumi Co., Ltd.	63,400	1,200,527
Kaneka Corporation	5,400	177,300
Kao CorporationΔ	3,900	204,260
KDDI Corporation	20,600	602,421
Keyence Corporation	12,600	7,922,353
Kinden Corporation	67,100	1,008,914
Kintetsu Group Holdings Co., Ltd.*	8,200	229,228
Komatsu, Ltd.	67,200	1,571,539
Kubota CorporationΔ	171,797	3,820,087
KuritaWater Industries, Ltd.	4,900	232,302
Kyocera Corporation	9,600	600,250
Kyowa Exeo Corporation	11,700	246,702
	Shares	Value
Kyushu Electric Power Co., Inc.	23,600	$ 176,200
Lasertec Corporation	27,200	8,331,403
Lixil Corporation	9,700	258,766
M3, Inc.	4,600	231,938
Mabuchi Motor Co., Ltd.	27,800	919,514
Makita Corporation	133,373	5,661,643
Marubeni Corporation	164,500	1,602,723
Medipal Holdings Corporation	4,200	78,729
MISUMI Group, Inc.	8,300	340,981
Mitsubishi Chemical Holdings Corporation	35,500	263,317
Mitsubishi Corporation	17,300	549,329
Mitsubishi Electric Corporation	52,500	666,385
Mitsubishi Estate Co., Ltd.‡‡	45,500	631,198
Mitsubishi HC Capital, Inc.	30,300	149,910
Mitsubishi Heavy Industries, Ltd.	19,400	448,536
Mitsubishi UFJ Financial Group, Inc.	153,200	833,757
Mitsui & Co., Ltd.	41,000	971,613
Mitsui Chemicals, Inc.	10,400	279,554
Mitsui Fudosan Co., Ltd.‡‡	33,300	660,032
Mizuho Financial Group, Inc.	257,000	3,264,223
Murata Manufacturing Co., Ltd.	12,300	981,078
Nabtesco Corporation	6,600	195,558
NEC Corporation	5,600	258,942
NET One Systems Co., Ltd.	18,000	484,341
Nexon Co., Ltd.	8,900	172,093
NGK Insulators, Ltd.	6,400	108,320
NGK Spark Plug Co., Ltd.	54,900	955,934
NH Foods, Ltd.	7,200	259,603
Nidec Corporation	4,900	579,643
Nifco, Inc.	2,200	69,178
Nihon Kohden Corporation	4,000	109,659
Nihon M&A Center, Inc.	10,600	260,009
Nihon Unisys, Ltd.	40,900	1,147,800
Nikon Corporation	10,100	108,799
Nintendo Co., Ltd.	9,024	4,221,946
Nippo Corporation	31,900	1,107,439
Nippon Building Fund, Inc. REIT	16	93,194
Nippon Steel Corporation	33,600	548,891
Nippon Telegraph & Telephone Corporation	59,400	1,624,487
Nisshin Seifun Group, Inc.	15,800	227,937
Nitori Holdings Co., Ltd.	1,400	209,400
Nitto Denko Corporation‡‡	14,200	1,096,985
NOF Corporation	1,300	65,734
Nomura Holdings, Inc.	249,400	1,086,299
NS Solutions Corporation	23,800	733,882
Obayashi Corporation	144,900	1,121,431
Obic Co., Ltd.	1,600	299,439
Olympus Corporation	12,300	283,235
Omron Corporation	4,000	398,590
Ono Pharmaceutical Co., Ltd.	17,600	437,455
Oriental Land Co., Ltd.	2,100	354,117
ORIX Corporation	44,700	912,246
Osaka Gas Co., Ltd.	15,300	253,051
Otsuka Holdings Co., Ltd.	8,200	298,324
Panasonic Corporation	102,900	1,131,158
Rakus Co., Ltd.	3,100	83,191

See Notes to Financial Statements.

	Shares	Value
Recruit Holdings Co., Ltd.	13,200	$ 803,296
Renesas Electronics Corporation*	82,200	1,020,982
Resona Holdings, Inc.‡‡	349,800	1,359,385
Ricoh Co., Ltd.	31,400	292,683
Rohm Co., Ltd.	2,700	245,617
Rohto Pharmaceutical Co., Ltd.	8,400	253,972
Sankyu, Inc.	22,700	941,961
Santen Pharmaceutical Co., Ltd.	18,400	224,641
SCREEN Holdings Co., Ltd.	14,300	1,536,580
SCSK Corporation	13,500	268,680
Secom Co., Ltd.	2,900	201,510
Seino Holdings Co., Ltd.	31,500	319,242
Sekisui Chemical Co., Ltd.	14,700	245,845
Sekisui House, Ltd.	47,700	1,026,301
Seria Co., Ltd.	3,800	110,068
Seven & i Holdings Co., Ltd.	31,700	1,394,420
Shimamura Co., Ltd.	18,200	1,527,354
Shimano, Inc.	1,200	319,583
Shimizu Corporation	92,200	571,672
Shin-Etsu Chemical Co., Ltd.	3,600	624,871
Shiseido Co., Ltd.	5,600	312,404
SMC Corporation	15,000	10,137,872
SoftBank Corporation	32,100	405,441
SoftBank Group Corporation	13,200	632,810
Sojitz Corporation‡‡	61,760	927,993
Sony Group Corporation	14,800	1,868,918
Stanley Electric Co., Ltd.	7,600	190,814
Subaru Corporation	47,900	855,868
Sumitomo Corporation	44,100	652,653
Sumitomo Electric Industries, Ltd.	20,100	262,325
Sumitomo Forestry Co., Ltd.	23,800	460,086
Sumitomo Heavy Industries, Ltd.	18,200	441,765
Sumitomo Metal Mining Co., Ltd.	3,500	132,561
Sumitomo Mitsui Financial Group, Inc.	34,000	1,161,008
Sumitomo Mitsui Trust Holdings, Inc.	188,500	6,303,130
Sumitomo Realty & Development Co., Ltd.‡‡	6,000	176,885
Sumitomo Rubber Industries, Ltd.	53,700	547,750
Sundrug Co., Ltd.	7,200	188,233
Suzuken Co., Ltd.	11,800	340,522
Suzuki Motor Corporation	4,900	188,958
Sysmex Corporation	2,900	391,447
T&D Holdings, Inc.	21,100	269,569
Taiheiyo Cement Corporation	61,800	1,220,398
Taisei Corporation	24,200	735,924
Takeda Pharmaceutical Co., Ltd.	23,400	639,015
TDK Corporation	8,000	312,207
Teijin, Ltd.	9,800	120,622
Terumo Corporation	171,800	7,256,935
Tokio Marine Holdings, Inc.	153,037	8,519,515
Tokyo Electric Power Co. Holdings, Inc.*	201,300	520,403
Tokyo Electron, Ltd.‡‡	3,000	1,726,718
Tokyu Corporation	18,500	245,933
Toshiba Corporation	5,600	230,431
Tosoh Corporation	17,600	261,475
	Shares	Value
Toyo Suisan Kaisha, Ltd.	10,000	$ 423,984
Toyoda Gosei Co., Ltd.	32,300	702,554
Toyota Boshoku Corporation	54,800	1,075,198
Toyota Motor Corporation	237,700	4,393,312
Toyota Tsusho Corporation	11,700	539,332
Trend Micro, Inc.	6,100	338,648
Unicharm Corporation	7,600	330,655
USS Co., Ltd.	12,900	201,546
Yakult Honsha Co., Ltd.	2,100	109,555
Yamada Holdings Co., Ltd.	335,900	1,148,343
Yamaha Motor Co., Ltd.	6,700	160,928
Yamato Holdings Co., Ltd.	11,400	267,803
Yokohama Rubber Co., Ltd. (The)	26,600	426,626
Z Holdings Corporation	29,600	170,792
		201,180,042
Jersey — 2.2%
Experian PLC	437,902	21,527,674
Glencore PLC*	1,173,465	5,955,495
WPP PLC	145,998	2,212,307
		29,695,476
Mexico — 0.2%
Grupo Televisa SAB SA ADR	233,300	2,186,021
Netherlands — 5.3%
Adyen NV 144A*	2,000	5,263,286
Aegon NV	315	1,575
Akzo Nobel NV	53,369	5,863,399
ASML Holding NV‡‡	8,684	6,986,955
ASML Holding NV (NASDAQ Exchange)	10,630	8,462,968
ASR Nederland NV‡‡	12,165	560,919
CNH Industrial NV	294,105	5,686,287
Euronext NV 144A	85,039	8,834,542
EXOR NV	46,023	4,119,875
Ferrari NV	25,800	6,641,079
ING Groep NV‡‡	48,701	678,771
Just Eat Takeaway.com NV 144A*	2,119	116,933
Koninklijke Ahold Delhaize NV‡‡	115,230	3,953,391
Koninklijke Philips NV	179,752	6,705,280
Koninklijke Vopak NV	3,559	124,799
NN Group NV	3,978	215,623
Prosus NV*	49,022	4,103,823
QIAGEN NV*	7,121	394,864
Signify NV 144A‡‡	18,484	858,176
Stellantis NV	78,129	1,474,966
		71,047,511
Nigeria — 0.0%
Afriland Properties PLCΨ†††	364,373	—
Norway — 0.2%
DNB Bank ASA	15,435	353,056
Equinor ASA	18,702	495,216
Leroy Seafood Group ASA	38,539	301,178
Orkla ASA	59,890	600,311
Telenor ASA	32,965	518,179
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Yara International ASA	22,189	$ 1,118,729
		3,386,669
Peru — 0.2%
Credicorp, Ltd.	19,654	2,399,164
Portugal — 0.3%
Galp Energia SGPS SA	448,879	4,354,135
Singapore — 0.5%
Ascendas REIT‡‡	158,700	347,406
CapitaLand Integrated Commercial Trust REIT‡‡	233,640	353,685
Mapletree Commercial Trust REIT	136,500	202,582
Singapore Exchange, Ltd.‡‡	930,232	6,419,678
		7,323,351
South Africa — 0.1%
Naspers, Ltd. N Shares	8,241	1,278,428
South Korea — 0.9%
KB Financial Group, Inc.	150,484	6,959,029
NAVER Corporation	8,175	2,594,920
Samsung Electronics Co., Ltd. GDR Class S	1,899	3,131,451
		12,685,400
Spain — 1.4%
Aena SME SA 144AΔ*	32,905	5,182,011
Amadeus IT Group SA*	209,488	14,174,849
		19,356,860
Sweden — 2.5%
Assa Abloy AB, B Shares	111,940	3,412,041
Atlas Copco AB, A Shares	85,550	5,911,577
Atlas Copco AB, B Shares	6,930	407,070
Electrolux AB, B Shares	76,864	1,861,622
Getinge AB, B Shares‡‡	24,531	1,069,114
H & M Hennes & Mauritz AB, B SharesΔ	194,233	3,811,261
Husqvarna AB, B Shares	75,682	1,210,073
Investor AB, B Shares	22,531	565,377
Saab AB, B Shares	49,705	1,262,492
Skanska AB, B Shares	11,709	302,574
SKF AB, B Shares	139,477	3,298,593
Svenska Handelsbanken AB, A Shares	265,190	2,866,160
Swedbank AB, A Shares	37,171	746,982
Swedish Orphan Biovitrum AB‡‡*	17,165	351,017
Tele2 AB, B Shares	19,205	273,972
Telefonaktiebolaget LM Ericsson, B Shares‡‡	346,611	3,813,775
Trelleborg AB, B Shares	20,232	530,835
Volvo AB, B Shares	115,611	2,673,679
		34,368,214
Switzerland — 13.1%
ABB, Ltd.	3,345	127,487
Adecco Group AG‡‡	31,256	1,592,724
Alcon, Inc.	71,870	6,339,321
Baloise Holding AG	6,266	1,022,692
BKW AG	8,890	1,154,320
	Shares	Value
Bucher Industries AG	279	$ 137,483
Chubb, Ltd.	60,190	11,635,329
Cie Financiere Richemont SA Class A	6,007	897,655
Credit Suisse Group AGΔ	667,861	6,475,326
DKSH Holding AG	12,992	1,070,869
dormakaba Holding AG	317	209,364
Galenica AG 144A	6,892	517,583
Georg Fischer AG	57	86,242
Holcim, Ltd. (Swiss Exchange)‡‡*	117,852	5,993,844
Julius Baer Group, Ltd.	95,661	6,397,072
Kuehne + Nagel International AG	652	209,981
Nestle SA‡‡	244,110	34,081,983
Novartis AG‡‡	294,719	25,897,556
OC Oerlikon Corporation AG	62,835	642,619
Roche Holding AG (Swiss Exchange)‡‡	68,150	28,272,794
Sika AG	42,556	17,687,016
Swatch Group AG (The) (Swiss Exchange)Δ	7,922	2,412,534
Swiss Life Holding AG	456	278,606
Swiss Re AG	5,901	582,509
Temenos AG	2,892	398,637
UBS Group AG	695,545	12,484,545
Zurich Insurance Group AG	21,943	9,612,767
		176,218,858
Taiwan — 1.8%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	197,541	23,766,158
Turkey — 0.0%
Yapi ve Kredi Bankasi AS	1	—
United Kingdom — 5.5%
Atlassian Corporation PLC Class A*	12,150	4,632,674
BP PLC ADR	159,196	4,239,389
BT Group PLC	747,844	1,716,260
Compass Group PLC*	518,023	11,576,318
Informa PLC*	203,500	1,422,962
Liberty Global PLC Class A*	350,845	9,732,440
Lloyds Banking Group PLC‡‡	17,205,779	11,132,087
Natwest Group PLC	774,350	2,365,610
Prudential PLC	110,100	1,899,335
Reckitt Benckiser Group PLC	87,529	7,513,678
Rolls-Royce Holdings PLCΔ*	2,833,497	4,712,792
Schroders PLC	64,418	3,104,071
Smiths Group PLC	231,704	4,953,675
Vodafone Group PLC ADRΔ	369,156	5,511,499
		74,512,790
Total Foreign Common Stocks (Cost $975,508,857)		1,170,249,126
FOREIGN PREFERRED STOCKS — 0.7%
Germany — 0.5%
FUCHS PETROLUB SE
2.46%◊	1,913	86,447

See Notes to Financial Statements.

	Shares	Value
Henkel AG & Co. KGaA
2.52%◊	71,285	$ 5,752,068
Porsche Automobil Holding SE
2.45%‡‡◊	2,638	249,061
Volkswagen AG
2.59%◊	5,599	1,124,746
		7,212,322
South Korea — 0.2%
Samsung Electronics Co., Ltd.
2.02% 03/29/18◊	44,100	2,636,548
Total Foreign Preferred Stocks (Cost $11,453,360)		9,848,870
MONEY MARKET FUNDS — 6.4%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	85,821,408	85,821,408
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	40,586	40,586
	Shares	Value
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	350,061	$ 350,061
Total Money Market Funds (Cost $86,212,055)		86,212,055
TOTAL INVESTMENTS — 97.6% (Cost $1,106,612,672)		1,312,547,272
FOREIGN COMMON STOCKS SOLD SHORT — (0.1)%
United Kingdom — (0.1)%
Ocado Group PLC* (Proceeds $(803,636))	(47,886)	(1,087,614)
TOTAL SECURITIES SOLD SHORT — (0.1)% (Proceeds $(803,636))		(1,087,614)
Other Assets in Excess of Liabilities — 2.5%		34,195,177
NET ASSETS — 100.0%		$1,345,654,835
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
AEX Index	01/2022	41	$ 7,446,995	$ 145,814
CAC40 10 Euro	01/2022	301	24,478,240	583,136
IBEX 35 Index	01/2022	(72)	(7,118,776)	(297,794)
OMXS30 Index	01/2022	(27)	(722,868)	(27,413)
Hang Seng Index	01/2022	(38)	(5,714,218)	(67,666)
MSCI Singapore Index	01/2022	84	2,120,258	12,968
Topix Index®	03/2022	171	29,612,449	249,084
ASX SPI 200 Index	03/2022	(94)	(12,561,479)	(152,529)
DAX Index	03/2022	5	2,256,507	38,352
FTSE 100 Index	03/2022	(257)	(25,477,441)	(331,793)
FTSE/MIB Index	03/2022	84	13,029,176	297,507
MSCI EAFE Index	03/2022	472	54,794,480	742,218
S&P/TSX 60 Index	03/2022	(43)	(8,708,439)	(145,521)
Total Futures Contracts outstanding at December 31, 2021			$ 73,434,884	$1,046,363
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/22	Euro	44,919,000	U.S. Dollars	50,780,883	CITI	$438,791
03/16/22	Canadian Dollars	53,272,000	U.S. Dollars	41,736,577	CITI	370,500
03/16/22	Australian Dollars	28,402,750	U.S. Dollars	20,344,679	CITI	323,777
03/16/22	Swiss Francs	26,383,000	U.S. Dollars	28,717,984	CITI	292,964
03/16/22	British Pounds	9,852,000	U.S. Dollars	13,150,854	CITI	179,888
03/16/22	Norwegian Kroner	108,131,000	U.S. Dollars	12,143,159	CITI	118,191
03/16/22	U.S. Dollars	8,668,192	Japanese Yen	988,111,000	CITI	72,639
03/16/22	Swedish Kronor	66,051,853	U.S. Dollars	7,268,260	CITI	45,991
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/22	Singapore Dollars	3,144,000	U.S. Dollars	2,304,818	CITI	$ 27,326
03/16/22	Danish Kroner	8,854,000	U.S. Dollars	1,346,298	CITI	11,330
03/16/22	U.S. Dollars	4,379,721	Swedish Kronor	39,490,000	CITI	6,795
03/16/22	Israeli Shekels	1,008,000	U.S. Dollars	320,550	CITI	3,891
03/16/22	Japanese Yen	991,450,500	U.S. Dollars	8,622,312	CITI	2,291
03/16/22	Hong Kong Dollars	31,023,994	U.S. Dollars	3,978,404	CITI	812
03/16/22	U.S. Dollars	125,260	Israeli Shekels	387,000	CITI	699
03/16/22	U.S. Dollars	57,511	Hong Kong Dollars	448,000	CITI	50
Subtotal Appreciation						$ 1,895,935
03/16/22	U.S. Dollars	765,356	Hong Kong Dollars	5,969,000	CITI	$ (241)
03/16/22	U.S. Dollars	2,736,960	Japanese Yen	314,704,000	CITI	(642)
03/16/22	Australian Dollars	9,205,250	U.S. Dollars	6,699,481	CITI	(894)
03/16/22	U.S. Dollars	106,478	Israeli Shekels	335,000	CITI	(1,347)
03/16/22	Hong Kong Dollars	29,277,993	U.S. Dollars	3,759,014	CITI	(3,745)
03/16/22	U.S. Dollars	323,424	Singapore Dollars	442,000	CITI	(4,441)
03/16/22	U.S. Dollars	1,106,034	Danish Kroner	7,265,000	CITI	(7,944)
03/16/22	Israeli Shekels	5,286,000	U.S. Dollars	1,709,948	CITI	(8,568)
06/15/22	U.S. Dollars	2,881,418	Swiss Francs	2,646,000	NT	(37,005)
03/16/22	Swedish Kronor	173,548,147	U.S. Dollars	19,332,573	CITI	(114,721)
03/16/22	Japanese Yen	1,606,420,500	U.S. Dollars	14,146,589	CITI	(172,377)
03/16/22	U.S. Dollars	23,463,573	Swedish Kronor	213,582,000	CITI	(187,427)
03/16/22	New Zealand Dollars	14,539,000	U.S. Dollars	10,142,792	CITI	(197,149)
03/16/22	U.S. Dollars	16,540,750	British Pounds	12,383,000	CITI	(214,690)
03/16/22	U.S. Dollars	33,970,687	Euro	30,022,000	CITI	(262,423)
03/16/22	U.S. Dollars	14,019,315	Norwegian Kroner	126,684,000	CITI	(345,825)
03/16/22	U.S. Dollars	18,838,248	Australian Dollars	26,499,000	CITI	(444,865)
03/16/22	U.S. Dollars	62,098,154	Swiss Francs	57,230,000	CITI	(832,389)
Subtotal Depreciation						$(2,836,693)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$ (940,758)
Swap Agreements outstanding at December 31, 2021:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of Tel Aviv 35 Index (At Termination)	Increase in total return of Tel Aviv 35 Index (At Termination)	1/28/2022	GSC	ILS	5,538,568	$ 15,370	$ —	$ 15,370
Financing Index: Euro Short Term Rate - 0.01%	MSCI Italy Net Return EUR Index (Monthly)	3/16/2022	GSC	EUR	2,899,638	76,906	—	76,906
Financing Index: Euro Short Term Rate + 0.10%	MSCI Netherlands Net Return EUR Index (Monthly)	3/16/2022	GSC	EUR	100,976	215	—	215
Financing Index: Overnight Bank Funding Rate - 0.30%	MSCI Daily TR Net Israel Index (Monthly)	3/16/2022	JPM	USD	51,759	624	—	624
Financing Index: Swiss Average Rate Overnight + 0.025%	MSCI Switzerland Net Return CHF Index (Monthly)	3/16/2022	GSC	CHF	2,414,963	59,383	—	59,383
Decrease in total return of Swiss Market Index (At Termination)	Increase in total return of Swiss Market Index (At Termination)	3/18/2022	CITI	CHF	9,207,360	312,289	—	312,289
Subtotal Appreciation						$464,787	$ —	$464,787
Financing Index: Bank of Japan Unsecured Overnight Call Rate + 0.00%	MSCI Japan Net Return JPY Index (Monthly)	3/16/2022	GSC	JPY	55,631,956	$ (964)	$ —	$ (964)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
MSCI Australia Net Return AUD Index (Monthly)	Financing Index: 1-Month ASX BBSW + 0.07%	3/16/2022	GSC	AUD	918,758	$ (21)	$ —	$ (21)
MSCI Spain Net Return EUR Index (Monthly)	Financing Index: Euro Short Term Rate - 0.22%	3/16/2022	GSC	EUR	7,369,720	(248,873)	—	(248,873)
Subtotal Depreciation						$(249,858)	$ —	$(249,858)
Net Total Return Swaps outstanding at December 31, 2021						$ 214,929	$ —	$ 214,929
Total Return Basket Swap Agreements outstanding at December 31, 2021:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the DETNT/N minus a specified spread (-0.35%), which is denominated in DKK based on the local currencies of the positions within the swap.	44-58 months maturity ranging from 08/08/2025 - 10/21/2026	GSC	$ 11,764,537	$ 81,551	$ —	$ 81,551
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the EONIA plus or minus a specified spread(-.85% to 0.25%), which is denominated in EUR based on the local currencies of the positions within the swap (Monthly).*	44-60 months maturity ranging from 08/08/2025 - 12/16/2026	GSC	53,047,447	215,665	—	215,665
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the SONIA plus or minus a specified spread(-0.25% to 0.25%), which is denominated in GBP based on the local currencies of the positions within the swap (Monthly).**	44-60 months maturity ranging from 08/08/2025 - 12/16/2026	GSC	36,912,420	761,352	—	761,352
The Fund receives the total return on a portfolio of short equity positions and receives the MUTSCALM minus a specified spread(-0.60% to -0.33%), which is denominated in JPY based on the local currencies of the positions within the swap (Monthly).***	44-60 months maturity ranging from 08/08/2025 - 12/16/2026	GSC	1,587,194,988	396,407	—	396,407
The Fund receives the total return on a portfolio of short equity positions and receives the NOWA minus a specified spread (-0.35%), which is denominated in NOK based on the local currencies of the positions within the swap (Monthly).	44-53 months maturity ranging from 08/08/2025 - 05/11/2026	GSC	7,908,284	36,944	—	36,944
The Fund receives the total return on a portfolio of short equity positions and receives the SORA minus a specified spread (-0.40%), which is denominated in SGD based on the local currencies of the positions within the swap (Monthly).	55 months to maturity 07/27/2026	GSC	146,207	1,728	—	1,728
Subtotal Appreciation				$1,493,647	$ —	$1,493,647

See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
SEB SA	18,648	$ 2,552,911	$ 51,411	23.84%
STMicroelectronics NV	57,583	2,497,375	36,607	16.97
Orange SA	226,054	2,127,846	130,096	60.32
Unibail-Rodamco-Westfield REIT	(33,054)	2,036,788	(43,277)	(20.07)
Carrefour SA	114,683	1,846,970	125,667	58.27
Cie de St-Gobain	28,583	1,768,430	21,803	10.11
Publicis Groupe SA	29,056	1,720,115	36,702	17.02
Delivery Hero SE	(17,553)	1,706,589	193,221	89.59
Aeroports de Paris	(12,986)	1,471,314	(102,703)	(47.62)
Argenx SE	(4,526)	1,427,048	(230,463)	(106.86)
Prosus NV	(19,227)	1,413,761	(5,997)	(2.78)
Amadeus IT Group SA	(22,440)	1,333,672	(46,959)	(21.77)
Telefonica SA	323,932	1,233,761	41,972	19.46
Rexel SA	68,022	1,212,832	612	0.28
Iberdrola SA	112,716	1,172,205	68,686	31.85
Cie Generale des Etablissements Michelin SCA	7,778	1,121,199	24,556	11.39
Electricite de France SA	107,976	1,115,392	(271,425)	(125.85)
Repsol SA	105,897	1,101,583	32,317	14.99
Eutelsat Communications SA	93,837	1,007,340	(43,607)	(20.22)
Fluidra SA	27,160	951,429	41,312	19.16
Sanofi	10,559	935,316	54,141	25.10
TotalEnergies SE	20,503	915,049	15,924	7.38
BNP Paribas SA	13,946	847,498	53,338	24.73
Atos SE	22,524	842,172	26,565	12.32
Casino Guichard Perrachon SA	35,356	818,491	27,120	12.58
Endesa SA	39,611	800,968	40,320	18.70
CaixaBank SA	327,870	786,670	27,889	12.93
Ferrovial SA	(25,976)	713,540	(52,064)	(24.14)
Sodexo SA	8,931	688,223	22,903	10.62
Rubis	25,720	675,407	30,284	14.04
Societe BIC SA	14,115	667,922	7,515	3.48
Rational AG	(738)	662,978	(32,410)	(15.03)
Mapfre SA	366,008	657,292	(3,486)	(1.62)
thyssenkrupp AG	(68,252)	656,778	(22,296)	(10.34)
Alstom SA	(20,719)	646,847	4,393	2.04
Thales SA	8,504	636,099	19,667	9.12
Bouygues SA	19,899	626,620	27,524	12.76
CTS Eventim AG & Co. KGaA	(9,635)	618,578	(27,733)	(12.86)
Enagas SA	30,225	616,748	14,803	6.86
Eurofins Scientific SE	5,574	606,451	10,011	4.64
Ipsen SA	6,595	530,898	(86,234)	(39.98)
Fraport AG Frankfurt Airport Services Worldwide	(8,816)	518,479	(19,031)	(8.82)
Red Electrica Corporation SA	25,063	476,041	5,046	2.34
ACS Actividades de Construccion y Servicios SA	(19,385)	453,952	(44,517)	(20.64)
BioMerieux	3,415	426,534	11,352	5.26
Accor SA	(14,842)	422,255	(24,533)	(11.38)
Nexi SpA	(29,329)	408,221	17,352	8.05
EssilorLuxottica SA	2,024	378,974	4,680	2.17
Societe Generale SA	12,207	368,712	13,616	6.31
SES SA	48,451	337,800	173	0.08
Other	84,291	3,487,374	32,822	15.22
		$53,047,447	$ 215,665	100.00%

See Notes to Financial Statements.

** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Rio Tinto PLC	66,970	$ 3,276,172	$105,193	13.82%
BHP Group PLC	108,537	2,387,271	97,804	12.85
Evraz PLC	327,644	1,971,106	68,533	9.00
Royal Dutch Shell PLC, A Shares	102,256	1,658,388	(27,960)	(3.67)
Man Group PLC	709,250	1,612,834	45,654	6.00
Barclays PLC	832,126	1,556,076	46,444	6.10
Rolls-Royce Holdings PLC	(1,194,933)	1,468,334	22,873	3.00
HSBC Holdings PLC	319,624	1,433,993	35,095	4.61
Ocado Group PLC	(83,939)	1,408,496	(51,214)	(6.73)
BP PLC	417,733	1,380,608	(44,074)	(5.79)
Inchcape PLC	126,466	1,150,208	42,492	5.58
Kingfisher PLC	298,495	1,009,809	(12,800)	(1.68)
Barratt Developments PLC	133,239	996,628	13,440	1.77
Anglo American PLC	32,095	967,985	18,422	2.42
Aviva PLC	235,201	965,265	53,552	7.03
Sage Group PLC (The)	108,055	921,277	49,489	6.50
Royal Dutch Shell PLC, B Shares	46,826	759,705	(16,272)	(2.14)
Tate & Lyle PLC	113,730	752,210	44,261	5.81
BT Group PLC	(441,897)	749,236	28,604	3.76
M&G PLC	372,321	742,780	19,206	2.52
Carnival PLC	(49,559)	685,698	(57,844)	(7.60)
Royal Mail PLC	133,918	677,625	91,955	12.08
Ashtead Group PLC	11,350	674,417	(59,495)	(7.81)
easyJet PLC	(107,413)	597,216	(28,824)	(3.79)
Persimmon PLC	19,437	555,121	6,071	0.80
DCC PLC	8,353	505,357	38,086	5.00
ASOS PLC	(20,586)	492,211	36,469	4.79
Smith & Nephew PLC	36,321	469,812	28,147	3.70
Standard Life Aberdeen PLC	182,733	440,204	5,818	0.76
Standard Chartered PLC	77,560	347,779	18,807	2.47
Lloyds Banking Group PLC	707,129	338,008	21,442	2.82
Burberry Group PLC	18,075	328,513	5,739	0.75
Vodafone Group PLC	284,685	319,587	10,866	1.43
BAE Systems PLC	49,090	269,897	(206)	(0.03)
London Stock Exchange Group PLC	3,641	252,321	14,128	1.86
Informa PLC	(43,389)	224,148	(6,122)	(0.80)
3i Group PLC	15,222	220,567	14,108	1.85
WH Smith PLC	(14,256)	210,989	(9,179)	(1.21)
Mondi PLC	10,775	196,752	(2,095)	(0.27)
boohoo Group PLC	(153,219)	188,766	78,170	10.27
Investec PLC	42,542	171,232	15,100	1.98
Unilever PLC	4,294	169,420	(2,168)	(0.28)
Natwest Group PLC	74,558	168,277	6,617	0.87
Dunelm Group PLC	12,159	167,916	(539)	(0.07)
Spirax-Sarco Engineering PLC	998	160,179	(584)	(0.08)
Howden Joinery Group PLC	16,137	145,427	5,930	0.78
Intertek Group PLC	2,548	143,452	(3,902)	(0.51)
Intermediate Capital Group PLC	5,844	128,217	574	0.08
Berkeley Group Holdings PLC	2,445	116,749	1,729	0.23
ABCAM PLC	(5,486)	95,072	(1,640)	(0.22)
Other	31,969	283,110	(4,548)	(0.61)
		$36,912,420	$761,352	100.00%
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
*** The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
East Japan Railway Co.	(19,600)	$ 138,601,965	$ 9,073	2.29%
Nippon Paint Holdings Co., Ltd.	(101,700)	127,757,442	39,212	9.89
Rakuten, Inc.	(110,600)	127,646,350	11,847	2.99
Mercari, Inc.	(18,000)	105,343,804	123,060	31.04
West Japan Railway Co.	(21,700)	104,396,310	57,581	14.53
Japan Airlines Co., Ltd.	(47,600)	103,941,746	7,901	1.99
Harmonic Drive Systems, Inc.	(21,000)	101,867,321	(30,296)	(7.64)
ANA Holdings, Inc.	(39,800)	95,706,612	(2,630)	(0.66)
Central Japan Railway Co.	(4,900)	75,005,659	32,584	8.22
Japan Airport Terminal Co., Ltd.	(12,400)	59,490,085	34,660	8.74
Sysmex Corporation	(3,600)	55,896,948	(32,687)	(8.25)
Park24 Co., Ltd.	(34,600)	54,557,454	48,998	12.36
Toho Gas Co., Ltd.	(16,000)	46,881,274	14,520	3.66
Odakyu Electric Railway Co., Ltd.	(21,700)	46,407,151	7,932	2.00
Seibu Holdings, Inc.	(42,400)	45,607,249	21,807	5.50
Nexon Co., Ltd.	(19,900)	44,262,539	6,156	1.55
Koei Tecmo Holdings Co., Ltd.	(7,000)	31,616,316	18,289	4.61
Showa Denko KK	(12,300)	29,750,705	9,900	2.50
MonotaRO Co., Ltd.	(14,000)	28,965,024	17,387	4.39
Yaskawa Electric Corporation	(3,900)	22,011,690	(847)	(0.21)
Kikkoman Corporation	(2,200)	21,310,953	(13,356)	(3.37)
Keisei Electric Railway Co., Ltd.	(6,600)	20,538,217	3,879	0.98
Kobe Bussan Co., Ltd.	(4,600)	20,486,895	(18,829)	(4.75)
Z Holdings Corporation	(26,500)	17,588,639	14,710	3.71
Keikyu Corporation	(11,500)	13,232,858	(2,360)	(0.59)
Kakaku.com, Inc.	(3,400)	10,455,439	8,403	2.12
Aeon Co., Ltd.	(3,100)	8,403,542	3,077	0.78
Oriental Land Co., Ltd.	(400)	7,758,872	(1,466)	(0.37)
M3, Inc.	(1,300)	7,539,963	876	0.22
Daifuku Co., Ltd.	(800)	7,525,255	2,112	0.53
PeptiDream, Inc.	(2,600)	6,640,711	4,914	1.24
		$1,587,194,988	$396,407	100.00%

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of short equity positions and receives the RBA minus a specified spread(-0.40%), which is denominated in AUD based on the local currencies of the positions within the swap (Monthly).	44-59 months maturity ranging from 08/08/2025 - 11/16/2026	GSC	$10,401,876	$(126,364)	$—	$(126,364)
The Fund receives the total return on a portfolio of short equity positions and receives the SSARON minus a specified spread(-0.35%), which is denominated in CHF based on the local currencies of the positions within the swap (Monthly).	44-54 months maturity ranging from 08/08/2025 - 06/12/2026	GSC	4,891,938	(216,994)	—	(216,994)

See Notes to Financial Statements.

Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long equity positions and pays HIBOR plus a specified spread (.33%), which is denominated in HKD based on the local currencies of the positions within the swap (Monthly).	44-60 months maturity ranging from 08/08/2025 - 12/16/2026	GSC	$63,565,226	$ (84,521)	$ —	$ (84,521)
The Fund receives the total return on a portfolio of short equity positions and receives the STIBOR minus a specified spread(-0.35%), which is denominated in SEK based on the local currencies of the positions within the swap (Monthly).	46-58 months maturity ranging from 10/15/2025 - 10/21/2026	GSC	31,104,469	(9,457)	—	(9,457)
Subtotal Depreciation				$ (437,336)	$ —	$ (437,336)
Net Total Return Basket Swaps				$1,056,311	$ —	$1,056,311
See Notes to Financial Statements.

INTERNATIONAL EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 46,237,221	$ 46,237,221	$ —	$ —
Foreign Common Stocks:
Denmark	14,264,522	—	14,264,522	—
Finland	4,937,353	—	4,937,353	—
Germany	128,672,311	1,755,779	126,916,532	—
Indonesia	1,315,082	—	1,315,082	—
Ireland	51,950,668	50,200,014	1,750,654	—
Italy	10,842,571	—	10,842,571	—
Japan	201,180,042	—	201,180,042	—
Netherlands	71,047,511	52,730,440	18,317,071	—
Norway	3,386,669	—	3,386,669	—
Singapore	7,323,351	7,120,769	202,582	—
South Korea	12,685,400	3,131,451	9,553,949	—
Spain	19,356,860	—	19,356,860	—
Sweden	34,368,214	—	34,368,214	—
Switzerland	176,218,858	11,635,329	164,583,529	—
Other ^^	432,699,714	432,699,714	—	—**
Total Foreign Common Stocks	1,170,249,126	559,273,496	610,975,630	—
Foreign Preferred Stocks	9,848,870	—	9,848,870	—
Money Market Funds	86,212,055	86,212,055	—	—
Total Assets - Investments in Securities	$1,312,547,272	$691,722,772	$620,824,500	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,895,935	$ —	$ 1,895,935	$ —
Futures Contracts	2,069,079	2,069,079	—	—
Swap Agreements	1,958,434	—	1,958,434	—
Total Assets - Other Financial Instruments	$ 5,923,448	$ 2,069,079	$ 3,854,369	$ —

See Notes to Financial Statements.

	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Foreign Common Stocks Sold Short	$(1,087,614)	$(1,087,614)	$ —	$ —
Total Liabilities - Investments in Securities	$(1,087,614)	$(1,087,614)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$(2,836,693)	$ —	$(2,836,693)	$ —
Futures Contracts	(1,022,716)	(1,022,716)	—	—
Swap Agreements	(687,194)	—	(687,194)	—
Total Liabilities - Other Financial Instruments	$(4,546,603)	$(1,022,716)	$(3,523,887)	$ —

**	Level 3 security has zero value.
^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.
See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Emerging markets stocks declined in 2021, with the MSCI Emerging Markets Index posting a return of -2.54% compared to 28.71% for the S&P 500® Index. China, the largest regional component of the index, was the primary drag on index returns for the year, as regulators checked the power of the country’s leading tech firms and concerns arose about a potential collapse in the country’s debt-laden real estate industry. Despite marking all-time highs early in the year, China’s stock market (defined as the MSCI China Index) declined by 21.72% in 2021. Although there was a small spread between the returns of growth and value stocks globally, within emerging markets, value stocks outperformed growth stocks by more than 12% for the year. This outsized return gap in emerging markets was due mostly to the decline of Chinese tech shares. Helping to partially offset China’s weakness were strong returns from Taiwan and India, as well as the financial and energy sectors.
The Fund is actively managed and invests mainly in equity securities that are economically tied to emerging markets. In addition, the Fund’s portfolio is diversified among a large number of companies across different industries and economic sectors. The Investor Class of the Fund outperformed its benchmark, the MSCI Emerging Markets Index, for the one-year period ended December 31, 2021 (-2.12% versus -2.54%). On a country basis, China was the strongest contributor to relative returns due to the Fund’s underweight to the region versus the benchmark, as well as strong underlying stock selection. Technology was by far the strongest contributor to relative performance at the sector level, driven by an overweight to the semiconductor industry. On the detractors’ front, financials was the worst sector, primarily as result of carrying less exposure to banks than the benchmark.
Within the Fund, certain derivatives were utilized to express active views in currency and country selection. These derivative positions primarily included currency forward contracts, stock index futures and total return swaps. Overall, derivative exposure had a slight positive impact on Fund performance over the course of the year.
This Fund may be suitable to investors who seek higher, long-term rates of return, can accept significant short-term fluctuations in account value and want to diversify their portfolio with emerging markets equity securities. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. Medium- and small-sized companies’ stocks have historically been subject to more investment risk and more volatile and less liquid than large company stocks, respectively. To the extent that the investment adviser misjudges current market conditions, the Fund’s volatility may be amplified by its use of derivatives and by its ability to select sub-advisers to allocate assets. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Information Technology	25.1
Financials	16.2
Consumer Discretionary	12.7
Communication Services	9.2
Money Market Funds	9.1
Consumer Staples	7.5
Materials	6.0
Industrials	5.6
Energy	3.3
Health Care	2.0
Real Estate	1.2
Utilities	1.1
99.0

See Notes to Financial Statements.

Emerging Markets Equity Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	(1.85%)	(2.12%)	(2.54%)
Five Year	9.28%	8.91%	9.87%
Ten Year	N/A	N/A	N/A
Since Inception	3.65%	3.34%	4.55%
Inception Date	10/31/13	10/31/13
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	1.12%	1.52%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since October 31, 2013 (commencement of operations), with all dividends and capital gains reinvested, with the MSCI Emerging Markets Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 4.0%
Communication Services — 0.5%
Bilibili, Inc. ADRΔ*	3,322	$ 154,141
Kanzhun, Ltd. ADRΔ*	36,764	1,282,328
Sea, Ltd. ADR*	8,241	1,843,594
Tencent Music Entertainment Group ADR*	10,477	71,767
VTEX Class AΔ*	36,862	395,161
		3,746,991
Consumer Discretionary — 2.3%
Arco Platform, Ltd. Class AΔ*	43,040	899,106
Coupang, Inc.Δ*	36,967	1,086,090
Huazhu Group, Ltd. ADR*	3,029	113,103
Li Auto, Inc. ADR*	13,378	429,434
MercadoLibre, Inc.*	4,742	6,394,113
NIO, Inc. ADR*	36,022	1,141,177
Ozon Holdings PLC ADRΔ*	32,420	959,956
Pinduoduo, Inc. ADR*	10,227	596,234
Trip.com Group, Ltd. ADR*	83,437	2,054,219
XPeng, Inc. ADR*	11,092	558,260
Yum China Holdings, Inc.	96,320	4,800,589
		19,032,281
Financials — 0.2%
NU Holdings, Ltd. Class AΔ*	51,396	482,094
Patria Investments, Ltd. Class A	90,960	1,473,552
		1,955,646
Health Care — 0.2%
BeiGene, Ltd. ADR*	1,264	342,456
Zai Lab, Ltd. ADR*	17,459	1,097,298
		1,439,754
Industrials — 0.4%
Full Truck Alliance Co., Ltd. ADRΔ*	37,426	313,256
ZTO Express Cayman, Inc. ADR	99,746	2,814,832
		3,128,088
Information Technology — 0.4%
Dlocal, Ltd.*	10,490	374,388
EPAM Systems, Inc.*	850	568,183
GDS Holdings, Ltd. ADRΔ*	2,167	102,196
Globant SA*	5,171	1,624,159
Pagseguro Digital, Ltd. Class AΔ*	10,247	268,676
TDCX, Inc. ADRΔ*	22,048	422,219
Zepp Health Corporation ADRΔ*	8,091	40,860
		3,400,681
Materials — 0.0%
Southern Copper Corporation	2,441	150,634
Real Estate — 0.0%
KE Holdings, Inc. ADR*	14,003	281,740
Total Common Stocks (Cost $33,961,783)		33,135,815
FOREIGN COMMON STOCKS — 85.2%
Brazil — 2.8%
Aeris Industria E Comercio De Equipamentos Para Geracao De Energia SA*	325,541	382,360
	Shares	Value
B3 SA - Brasil Bolsa Balcao	1,850,400	$ 3,684,858
Banco BTG Pactual SA*	272,200	1,022,407
Banco do Brasil SA	356,200	1,840,981
Blau Farmaceutica SA*	45,978	299,871
Boa Vista Servicos SA	173,393	186,779
Caixa Seguridade Participacoes S/A	850,321	1,270,116
CCR SA	119,800	248,717
Hapvida Participacoes e Investimentos SA 144A	249,900	463,880
JBS SA	218,300	1,489,471
Localiza Rent a Car SA	97,600	926,005
Locaweb Servicos de Internet SA 144A*	290,300	673,504
Magazine Luiza SA*	591,600	762,563
Notre Dame Intermedica Participacoes SA	14,300	154,379
Qualicorp Consultoria e Corretora de Seguros SA	1,652	4,998
Raia Drogasil SA	915,400	3,985,389
Rede D'Or Sao Luiz SA 144A	69,871	561,200
Telefonica Brasil SA	66,500	577,290
Vale SA ADR	250,292	3,509,094
Vibra Energia SA	300,223	1,151,132
		23,194,994
Canada — 0.2%
Parex Resources, Inc.	111,651	1,907,410
Chile — 0.8%
Banco de Chile ADRΔ	7,668	120,464
Banco de Credito e Inversiones SA	2,008	58,652
Banco Santander Chile ADR	3,609	58,791
Cencosud SA	819,586	1,370,786
Empresas CMPC SA	130,129	218,104
Empresas COPEC SA	35,154	271,742
Falabella SA	1,343,766	4,383,011
		6,481,550
China — 16.5%
Agricultural Bank of China, Ltd. Class A	252,800	116,906
Agricultural Bank of China, Ltd. Class H	7,548,000	2,594,230
Alibaba Group Holding, Ltd. ADR*	48,300	5,737,557
Amoy Diagnostics Co., Ltd. Class A	96,900	1,150,911
Anhui Conch Cement Co., Ltd. Class A	40,100	254,193
Anhui Conch Cement Co., Ltd. Class H	34,500	172,333
Baidu, Inc. ADR*	7,509	1,117,264
Bank of Beijing Co., Ltd. Class A	149,800	104,619
Bank of China, Ltd. Class A	203,500	97,629
Bank of China, Ltd. Class H	4,683,000	1,687,611
Bank of Communications Co., Ltd. Class A	110,200	79,909
Bank of Ningbo Co., Ltd. Class A	29,700	178,831
Bank of Shanghai Co., Ltd. Class A	85,980	96,427
Baoshan Iron & Steel Co., Ltd. Class A	212,500	239,324
Beijing Easpring Material Technology Co., Ltd. Class A	40,300	550,666

See Notes to Financial Statements.

	Shares	Value
BOE Technology Group Co., Ltd. Class A	620,900	$ 493,204
BYD Co., Ltd. Class A	15,500	653,694
China Cinda Asset Management Co., Ltd. Class H	3,325,000	605,511
China CITIC Bank Corporation, Ltd. Class H	3,832,000	1,661,055
China Construction Bank Corporation Class H	1,477,000	1,022,860
China Everbright Bank Co., Ltd. Class A	131,700	68,776
China Everbright Bank Co., Ltd. Class H	1,777,000	628,982
China Mengniu Dairy Co., Ltd.*	351,730	1,993,763
China Merchants Bank Co., Ltd. Class A	37,756	289,280
China Merchants Bank Co., Ltd. Class H	465,000	3,610,846
China Merchants Securities Co., Ltd. Class A	80,400	223,210
China Minsheng Banking Corporation, Ltd. Class A	139,200	85,392
China National Building Material Co., Ltd. Class H	766,000	939,136
China Pacific Insurance Group Co., Ltd. Class A	21,100	90,009
China Petroleum & Chemical Corporation Class A	424,000	282,111
China Petroleum & Chemical Corporation Class H	906,000	421,771
China Railway Group, Ltd. Class H	510,000	269,469
China State Construction Engineering Corporation, Ltd. Class A	394,700	310,421
China Tourism Group Duty Free Corporation, Ltd. Class A	16,712	576,764
China Tower Corporation, Ltd. Class H 144A	3,756,000	414,253
China Vanke Co., Ltd. Class H	99,950	232,521
CITIC Securities Co., Ltd. Class A	48,700	202,307
Contemporary Amperex Technology Co., Ltd. Class A	12,899	1,193,018
Country Garden Holdings Co., Ltd.	360,632	320,046
CSC Financial Co., Ltd. Class H 144AΔ	640,500	700,664
Dongfeng Motor Group Co., Ltd. Class H	2,814,000	2,338,519
East Money Information Co., Ltd. Class A	384,000	2,241,485
Ecovacs Robotics Co., Ltd. Class A	26,200	622,083
Foshan Haitian Flavouring & Food Co., Ltd. Class A	32,301	534,040
Guotai Junan Securities Co., Ltd. Class A	45,900	129,163
Haier Smart Home Co., Ltd. Class A	104,200	489,900
Haitian International Holdings, Ltd.	520,000	1,443,787
Haitong Securities Co., Ltd. Class A	60,600	116,863
Haitong Securities Co., Ltd. Class H	380,000	336,747
Hangzhou Robam Appliances Co., Ltd. Class A	147,032	833,046
Huatai Securities Co., Ltd. Class A	39,636	110,725
	Shares	Value
Huaxia Bank Co., Ltd. Class A	113,607	$ 100,071
Industrial & Commercial Bank of China, Ltd. Class A	169,700	123,588
Industrial Bank Co., Ltd. Class A	40,800	122,191
Inner Mongolia Yili Industrial Group Co., Ltd. Class A	124,762	813,627
Jiangsu Hengli Hydraulic Co., Ltd. Class A	157,800	2,030,364
Jiangsu Hengrui Medicine Co., Ltd. Class A	80,775	644,299
LONGi Green Energy Technology Co., Ltd. Class A	90,200	1,223,003
Luxshare Precision Industry Co., Ltd. Class A	226,212	1,750,630
Midea Group Co., Ltd. Class A	190,300	2,209,366
NARI Technology Co., Ltd. Class A	775,441	4,882,563
NetEase, Inc. ADR	31,981	3,255,026
New China Life Insurance Co., Ltd. Class A	21,100	129,039
PetroChina Co., Ltd. Class A	148,700	114,843
PetroChina Co., Ltd. Class H	440,000	195,805
PICC Property & Casualty Co., Ltd. Class H	77,803	63,559
Ping An Bank Co., Ltd. Class A	50,900	131,944
Ping An Insurance Group Co. of China, Ltd. Class A	20,100	159,377
Ping An Insurance Group Co. of China, Ltd. Class H	1,074,996	7,741,025
Qingdao Haier Biomedical Co., Ltd. Class A	33,550	479,278
SAIC Motor Corporation, Ltd. Class A	81,900	265,764
Sany Heavy Industry Co., Ltd. Class A	561,500	2,013,716
SF Holding Co., Ltd. Class A	70,599	765,345
Shandong Sinocera Functional Material Co., Ltd. Class A	316,800	2,121,302
Shanghai International Airport Co., Ltd. Class A*	219,800	1,614,229
Shanghai Pudong Development Bank Co., Ltd. Class A	60,200	80,772
Shenwan Hongyuan Group Co., Ltd. Class A	160,100	128,936
Shenzhen Inovance Technology Co., Ltd. Class A	233,427	2,518,777
Shenzhen Mindray Bio-Medical Electronics Co., Ltd. Class A	31,800	1,904,749
Sinopharm Group Co., Ltd. Class H	297,200	646,423
Sunac China Holdings, Ltd.	142,859	215,822
Suning.com Co., Ltd. Class A*	202,175	131,020
Sunny Optical Technology Group Co., Ltd.	260,576	8,240,799
Tencent Holdings, Ltd.	599,430	35,116,110
Vipshop Holdings, Ltd. ADR*	8,678	72,895
Will Semiconductor Co., Ltd. Class A	55,958	2,735,363
WuXi AppTec Co., Ltd. Class H 144A	56,502	978,220
Yifeng Pharmacy Chain Co., Ltd. Class A	335,026	2,904,172
Yonghui Superstores Co., Ltd. Class A	364,632	232,286
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
YTO Express Group Co., Ltd. Class A	326,000	$ 855,317
Yunnan Aluminium Co., Ltd. Class A*	343,749	603,960
Yunnan Energy New Material Co., Ltd. Class A	67,200	2,646,776
Zhejiang Sanhua Intelligent Controls Co., Ltd. Class A	240,430	956,804
Zoomlion Heavy Industry Science and Technology Co., Ltd. Class H	780,200	491,280
ZTE Corporation Class H	448,200	1,227,189
		136,301,455
Egypt — 0.3%
Commercial International Bank Egypt SAE*	652,960	2,197,594
E-Finance for Digital & Financial Investments*	271,463	350,604
		2,548,198
Greece — 0.2%
Hellenic Exchanges - Athens Stock Exchange SA	54,765	231,318
JUMBO SA	38,114	546,749
Sarantis SA	51,117	517,951
		1,296,018
Hong Kong — 9.6%
3SBio, Inc. 144A*	671,000	559,342
AIA Group, Ltd.	1,043,625	10,519,833
Akeso, Inc. 144A*	235,000	1,024,681
Alibaba Group Holding, Ltd.*	637,340	9,718,402
ANTA Sports Products, Ltd.	89,000	1,334,278
Beijing Enterprises Holdings, Ltd.	54,000	186,289
Bilibili, Inc. Class ZΔ*	35,525	1,633,752
Brilliance China Automotive Holdings, Ltd.Ψ†††*	2,064,000	966,150
China Everbright Environment Group, Ltd.	158,000	126,845
China Feihe, Ltd. 144A	464,000	622,431
China Hongqiao Group, Ltd.	2,186,000	2,307,235
China Medical System Holdings, Ltd.	707,000	1,180,517
China Merchants Port Holdings Co., Ltd.	250,000	455,271
China Overseas Land & Investment, Ltd.	121,500	287,640
China Resources Cement Holdings, Ltd.	614,398	464,095
China Resources Land, Ltd.Δ	1,359,987	5,720,717
China Taiping Insurance Holdings Co., Ltd.	527,400	723,712
China Traditional Chinese Medicine Holdings Co., Ltd.	702,000	465,446
China Yuhua Education Corporation, Ltd. 144A	1,088,000	389,292
CITIC, Ltd.	713,000	704,080
COSCO SHIPPING Ports, Ltd.	290,000	251,784
Country Garden Services Holdings Co., Ltd.	33,000	197,639
CSPC Pharmaceutical Group, Ltd.	2,756,000	2,993,674
ENN Energy Holdings, Ltd.	201,300	3,789,760
Hong Kong Exchanges and Clearing, Ltd.	119,362	6,971,094
	Shares	Value
Hua Hong Semiconductor, Ltd. 144A*	85,000	$ 468,737
JD.com, Inc. Class AΔ*	46,906	1,648,241
Jiumaojiu International Holdings, Ltd. 144A	236,000	414,643
Kingboard Holdings, Ltd.	295,500	1,438,173
Kingdee International Software Group Co., Ltd.*	409,000	1,258,857
Kingsoft Corporation, Ltd.	195,800	860,033
Kunlun Energy Co., Ltd.	1,036,000	971,223
Lenovo Group, Ltd.	60,000	68,945
Longfor Group Holdings, Ltd. 144A	71,384	335,976
Meituan Class B 144A*	299,821	8,666,780
Minth Group, Ltd.	236,000	1,039,634
NetEase, Inc.	107,700	2,175,395
Samsonite International SA 144A*	327,000	664,270
Shenzhen International Holdings, Ltd.	93,500	97,127
Sino Biopharmaceutical, Ltd.	1,541,000	1,079,039
Sinotruk Hong Kong, Ltd.	686,000	1,055,716
Techtronic Industries Co., Ltd.	49,000	975,281
Topsports International Holdings, Ltd. 144A	535,000	541,343
Uni-President China Holdings, Ltd.	112,000	108,588
Wharf Holdings, Ltd. (The)	58,000	178,146
Zhongsheng Group Holdings, Ltd.	174,000	1,356,734
ZTO Express Cayman, Inc.	18,600	516,193
		79,513,033
Hungary — 0.5%
OTP Bank Nyrt PLC*	81,964	4,179,454
India — 11.9%
Amber Enterprises India, Ltd.*	19,905	887,985
Atul, Ltd.	3,082	374,766
Avenue Supermarts, Ltd. 144A*	17,304	1,087,429
Axis Bank, Ltd.*	130,648	1,192,580
Bharat Electronics, Ltd.	586,049	1,655,208
Bharat Petroleum Corporation, Ltd.	93,521	484,931
Bharti Airtel, Ltd.*	549,152	5,051,549
Bharti Airtel, Ltd. (Partly Paid)*	27,702	131,419
Cartrade Tech, Ltd.*	17,215	196,453
Coal India, Ltd.	250,574	492,312
Computer Age Management Services, Ltd.	19,308	692,495
Container Corporation Of India, Ltd.	13,279	109,781
Crompton Greaves Consumer Electricals, Ltd.	106,768	628,308
FSN E-Commerce Ventures, Ltd.*	14,662	414,511
Godrej Properties, Ltd.*	49,541	1,247,461
HCL Technologies, Ltd.	458,203	8,130,898
Hero MotoCorp, Ltd.	64,301	2,129,739
Hindustan Petroleum Corporation, Ltd.	28,273	111,193
Housing Development Finance Corporation, Ltd.	441,704	15,368,741
ICICI Bank, Ltd.	417,059	4,152,600
ICICI Lombard General Insurance Co., Ltd. 144A	42,519	801,496
Indian Oil Corporation, Ltd.	732,041	1,098,027
Info Edge India, Ltd.	12,231	917,576

See Notes to Financial Statements.

	Shares	Value
Infosys, Ltd.	90,518	$ 2,298,700
Infosys, Ltd. ADR	141,202	3,573,823
Kotak Mahindra Bank, Ltd.	40,987	990,329
Larsen & Toubro, Ltd.	24,980	637,105
Macrotech Developers, Ltd. 144A*	50,025	830,131
Mahindra & Mahindra, Ltd.	583,435	6,570,503
Marico, Ltd.	961,692	6,632,234
MRF, Ltd.	353	348,262
Navin Fluorine International, Ltd.	25,365	1,429,211
NTPC, Ltd.	1,573,417	2,633,098
Page Industries, Ltd.	1,307	710,708
Petronet LNG, Ltd.	209,549	610,022
Power Grid Corporation of India, Ltd.	173,584	477,302
REC, Ltd.	540,412	972,711
Route Mobile, Ltd.	30,711	736,793
SBI Life Insurance Co., Ltd. 144A	46,329	745,396
Sona Blw Precision Forgings, Ltd. 144A*	91,204	912,277
Tata Consultancy Services, Ltd.	202,623	10,189,938
Tata Consumer Products, Ltd.	82,317	823,274
Tata Steel, Ltd.	28,647	428,324
TeamLease Services, Ltd.*	13,419	751,735
Tech Mahindra, Ltd.	144,780	3,487,369
Vedanta, Ltd.	107,515	493,493
Wipro, Ltd.	244,851	2,356,261
Zomato, Ltd.*	615,325	1,137,350
		98,133,807
Indonesia — 2.4%
PT Astra International Tbk	3,119,400	1,248,547
PT Bank BTPN Syariah Tbk	2,177,400	546,838
PT Bank Central Asia Tbk	14,627,200	7,491,331
PT Bank Mandiri Persero Tbk	3,307,100	1,632,977
PT Bank Rakyat Indonesia Persero Tbk	4,454,000	1,282,423
PT BFI Finance Indonesia Tbk	7,874,800	649,212
PT Cisarua Mountain Dairy TBK*	1,308,400	312,125
PT Dayamitra Telekomunikasi Tbk*	11,848,600	690,008
PT Indah Kiat Pulp & Paper Tbk	125,000	68,663
PT Indofood Sukses Makmur Tbk	154,400	68,558
PT Kalbe Farma Tbk	2,346,100	265,845
PT Map Aktif Adiperkasa*	977,200	174,151
PT Pakuwon Jati Tbk*	8,454,300	274,738
PT Semen Indonesia Persero Tbk	505,152	256,835
PT Telkom Indonesia Persero Tbk	10,305,700	2,941,269
PT Unilever Indonesia Tbk	774,100	223,236
PT United Tractors Tbk	1,278,560	1,985,064
		20,111,820
Kazakhstan — 0.1%
Kaspi.KZ JSC GDR 144A	3,113	369,762
Kaspi.KZ JSC GDR (London Exchange)	4,799	556,684
		926,446
Malaysia — 0.1%
Kossan Rubber Industries	44,000	20,278
RHB Bank Bhd	59,600	76,825
	Shares	Value
Sime Darby Bhd	965,400	$ 537,621
Sime Darby Plantation Bhd	247,400	223,289
		858,013
Mexico — 2.7%
Alpek SAB de CV	1,534,300	1,667,270
America Movil SAB de CV, Series L	3,815,300	4,039,740
America Movil SAB de CV, Series L ADR	11,811	249,330
Arca Continental SAB de CV	212,421	1,348,879
Cemex SAB de CV ADR*	160,855	1,090,597
Coca-Cola Femsa SAB de CV ADR	10,684	585,376
Fomento Economico Mexicano SAB de CV ADR	95,200	7,397,992
Gentera SAB de CV*	330,350	212,968
Gruma SAB de CV Series B	8,225	105,121
Grupo Aeroportuario del Sureste SAB de CV ADR	546	112,563
Grupo Bimbo SAB de CV Series A	200,900	619,022
Grupo Financiero Banorte SAB de CV Series O	69,310	450,783
Grupo Televisa SAB SA ADR	25,585	239,732
Industrias Penoles SAB de CV	34,800	401,155
Kimberly-Clark de Mexico SAB de CV Series A	337,801	513,247
Orbia Advance Corporation SAB de CV	544,400	1,389,482
Prologis Property Mexico SA de CV REIT	126,005	348,928
Promotora y Operadora de Infraestructura SAB de CV	58,870	459,333
Wal-Mart de Mexico SAB de CV	379,600	1,413,060
		22,644,578
Netherlands — 0.2%
InPost SA*	57,197	690,129
Yandex NV Class A*	17,169	1,038,724
		1,728,853
Peru — 0.3%
Credicorp, Ltd.	23,217	2,834,099
Philippines — 0.5%
Ayala Land, Inc.	2,749,100	1,978,565
BDO Unibank, Inc.	34,770	82,301
International Container Terminal Services, Inc.	95,860	375,977
Jollibee Foods Corporation	108,620	460,957
Monde Nissin Corporation 144A*	3,088,200	981,102
PLDT, Inc.	4,180	148,535
SM Prime Holdings, Inc.	381,000	253,290
		4,280,727
Poland — 1.4%
Allegro.eu SA 144A*	102,499	986,720
Bank Polska Kasa Opieki SA	100,319	3,027,997
Cyfrowy Polsat SA	8,219	70,825
Dino Polska SA 144A*	11,869	1,081,986
Grupa Lotos SA*	190,854	2,884,631
PGE Polska Grupa Energetyczna SA*	348,677	695,760
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Polskie Gornictwo Naftowe i Gazownictwo SA	726,670	$ 1,136,431
Powszechna Kasa Oszczednosci Bank Polski SA*	113,631	1,260,362
		11,144,712
Qatar — 0.1%
Industries Qatar QSC	17,530	74,563
Qatar Islamic Bank SAQ	6,620	33,320
Qatar National Bank QPSC	108,220	599,976
		707,859
Russia — 1.9%
Gazprom PJSC ADR	262,446	2,411,879
Gazprom PJSC ADR (London Exchange)	170,565	1,576,021
LUKOIL PJSC ADR	43,247	3,870,606
Magnit PJSC GDR	26,957	404,355
MMC Norilsk Nickel PJSC ADR	52,463	1,622,681
Novatek PJSC GDR	1,991	466,292
Novolipetsk Steel PJSC GDR	7,762	229,134
Rosneft Oil Co. PJSC GDR	16,843	135,451
Sberbank of Russia PJSC ADR	29,379	462,719
Sberbank of Russia PJSC ADR (London Exchange)	182,426	2,927,937
Severstal PAO GDR	19,892	428,474
Surgutneftegas PJSC ADR	19,506	104,260
Tatneft PJSC ADR	15,007	622,941
		15,262,750
Saudi Arabia — 0.8%
Abdullah Al Othaim Markets Co.	4,970	143,233
Almarai Co. JSC	14,810	192,525
Arab National Bank	94,170	573,511
Bank Al-Jazira	12,790	65,613
Banque Saudi Fransi	21,896	275,093
Etihad Etisalat Co.	24,130	200,146
Jarir Marketing Co.	10,125	529,839
Mobile Telecommunications Co.*	192,865	617,331
Saudi Arabian Mining Co.*	8,575	178,958
Saudi Basic Industries Corporation	25,575	788,718
Saudi National Bank (The)	68,142	1,168,854
Saudi Tadawul Group Holding Co.*	14,960	501,270
Saudi Telecom Co.	50,918	1,523,024
Savola Group (The)	11,168	95,065
Yanbu National Petrochemical Co.	5,657	103,286
		6,956,466
Singapore — 0.1%
Del Monte Pacific, Ltd.	250,300	75,224
Nanofilm Technologies International, Ltd.	235,806	668,432
		743,656
Slovenia — 0.1%
Nova Ljubljanska Banka dd GDR	29,269	501,508
South Africa — 2.4%
African Rainbow Minerals, Ltd.	14,120	204,884
Anglo American Platinum, Ltd.	5,307	605,058
AngloGold Ashanti, Ltd. ADRΔ	69,271	1,453,306
	Shares	Value
Bid Corporation, Ltd.	3,218	$ 65,921
Clicks Group, Ltd.	100,688	1,993,730
Exxaro Resources, Ltd.	62,898	603,402
Gold Fields, Ltd. ADRΔ	160,149	1,760,038
Impala Platinum Holdings, Ltd.	16,628	234,785
JSE, Ltd.	64,435	452,885
Kumba Iron Ore, Ltd.	14,307	413,085
Mr Price Group, Ltd.	69,051	864,492
MultiChoice Group, Ltd.	174,360	1,335,246
Naspers, Ltd. N Shares	28,017	4,346,283
Nedbank Group, Ltd.Δ	6,009	65,999
Rand Merchant Investment Holdings, Ltd.	348,370	987,504
Santam, Ltd.	15,690	264,864
Sasol, Ltd.*	120,378	1,956,567
Shoprite Holdings, Ltd.	55,560	728,295
SPAR Group, Ltd. (The)	32,780	343,784
Standard Bank Group, Ltd.	48,734	428,192
Tiger Brands, Ltd.	12,975	147,378
Transaction Capital, Ltd.	284,070	802,741
		20,058,439
South Korea — 11.1%
BGF retail Co., Ltd.	6,171	754,029
CJ ENM Co., Ltd.	5,785	674,415
CJ Logistics Corporation*	6,537	692,296
DB Insurance Co., Ltd.	6,809	309,147
Doosan Bobcat, Inc.*	3,699	126,590
E-MART, Inc.	7,358	932,785
Fila Holdings Corporation	12,238	368,806
Hana Financial Group, Inc.	48,367	1,708,762
Hankook Tire & Technology Co., Ltd.	17,499	584,594
HMM Co., Ltd.*	19,665	444,833
Hyundai Heavy Industries Co., Ltd.*	9,258	735,911
Hyundai Mobis Co., Ltd.	478	102,176
Industrial Bank of Korea	197,834	1,711,413
KB Financial Group, Inc.	21,662	1,001,744
Kia Corporation	53,340	3,681,159
Korea Investment Holdings Co., Ltd.	8,900	602,980
Krafton, Inc.*	1,533	592,495
LG Corporation*	39,393	2,681,379
LG Electronic, Inc.	28,121	3,255,868
LG Household & Health Care, Ltd.	1,137	1,049,412
LG Uplus Corporation	13,101	149,487
Lotte Chemical Corporation	1,127	205,588
NAVER Corporation	5,112	1,622,658
NCSoft Corporation	5,885	3,178,657
NH Investment & Securities Co., Ltd.	29,024	304,841
NHN KCP Corporation*	16,132	411,334
Orion Corporation	8,607	749,248
POSCO	10,873	2,521,306
Samsung Electro-Mechanics Co., Ltd.	12,232	2,028,692
Samsung Electronics Co., Ltd.	413,160	27,134,271
Samsung Fire & Marine Insurance Co., Ltd.	30,940	5,255,958
Samsung Life Insurance Co., Ltd.	3,598	193,742
Samsung SDS Co., Ltd.	2,855	375,023
Shinhan Financial Group Co., Ltd.	7,496	231,619

See Notes to Financial Statements.

	Shares	Value
SK Hynix, Inc.	201,877	$ 22,172,677
SK Telecom Co., Ltd.	24,448	1,188,085
Woori Financial Group, Inc.	216,215	2,305,787
		92,039,767
Taiwan — 14.2%
Advantech Co., Ltd.	128,087	1,831,041
ASE Technology Holding Co., Ltd.	93,000	359,372
ASMedia Technology, Inc.	13,000	852,484
AU Optronics Corporation	2,379,000	1,966,626
Catcher Technology Co., Ltd.	100,000	565,319
Cathay Financial Holding Co., Ltd.	1,379,000	3,106,683
Chailease Holding Co., Ltd.	99,578	947,168
Cheng Shin Rubber Industry Co., Ltd.	729,000	950,036
China Development Financial Holding Corporation	116,548	73,611
China Steel Corporation	1,210,000	1,544,040
CTBC Financial Holding Co., Ltd.	650,000	608,920
Delta Electronics, Inc.	410,982	4,077,840
Formosa Chemicals & Fibre Corporation	32,000	93,331
Formosa Plastics Corporation	142,000	532,965
Globalwafers Co., Ltd.	85,000	2,723,077
Hon Hai Precision Industry Co., Ltd.	357,000	1,338,801
Innolux Corporation	1,553,000	1,097,429
Lite-On Technology Corporation	316,000	727,668
MediaTek, Inc.	277,396	11,902,931
momo.com, Inc.	13,200	772,805
Nan Ya Plastics Corporation	68,000	209,491
Nanya Technology Corporation	886,000	2,495,523
Nien Made Enterprise Co., Ltd.	40,000	595,591
Novatek Microelectronics Corporation	34,000	660,223
Pou Chen Corporation	1,211,000	1,448,752
Powertech Technology, Inc.	439,763	1,549,742
President Chain Store Corporation	594,000	5,865,199
Realtek Semiconductor Corporation	107,000	2,235,583
Silergy Corporation	23,800	4,307,712
Taiwan Semiconductor Manufacturing Co., Ltd.	1,815,986	40,171,424
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	130,552	15,706,711
Tong Hsing Electronic Industries, Ltd.	65,720	703,741
United Microelectronics Corporation	799,000	1,871,874
Voltronic Power Technology Corporation	52,000	2,900,976
Win Semiconductors Corporation	36,000	485,760
		117,280,449
Thailand — 1.3%
Advanced Info Service PCL NVDR	10,100	69,477
Airports of Thailand PCL*	1,290,200	2,356,001
Berli Jucker PCL NVDR	241,900	224,301
Central Retail Corporation PCL	1,281,400	1,227,505
	Shares	Value
Charoen Pokphand Foods PCL NVDR	2,644,100	$ 2,020,274
CP ALL PCL NVDR	83,700	147,724
Kasikornbank PCL	252,600	1,071,163
PTT Exploration & Production PCL	275,200	972,118
PTT Global Chemical PCL NVDR	1,222,100	2,147,984
PTT PCL NVDR	95,900	108,830
		10,345,377
United Arab Emirates — 0.1%
Abu Dhabi Commercial Bank PJSC	361,205	838,027
United Kingdom — 2.6%
Anglo American PLC	86,113	3,515,397
Antofagasta PLC	408,681	7,404,183
Fix Price Group, Ltd. GDR	96,790	730,764
Network International Holdings PLC 144A*	411,626	1,628,011
TCS Group Holding PLC GDR	21,683	1,828,311
Unilever PLC	115,860	6,187,425
		21,294,091
Total Foreign Common Stocks (Cost $629,264,954)		704,113,556
FOREIGN PREFERRED STOCKS — 0.7%
Brazil — 0.5%
Banco Bradesco SA
1.09%◊	185,371	642,646
Braskem SA Class A
13.35%◊	17,700	187,060
Cia Energetica de Minas Gerais
4.26%◊	1	2
Petroleo Brasileiro SA
7.52%◊	430,200	2,185,480
Raizen SA
0.00%*	1,095,000	1,261,000
		4,276,188
Chile — 0.2%
Embotelladora Andina SA Class B
5.05%◊	551,512	1,197,532
Taiwan — 0.0%
China Development Financial Holding Corporation
0.00%*	106,350	36,863
Total Foreign Preferred Stocks (Cost $5,891,032)		5,510,583
MONEY MARKET FUNDS — 9.1%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	48,866,558	48,866,558
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	4,026,413	$ 4,026,413
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	22,218,973	22,218,973
Total Money Market Funds (Cost $75,111,944)		75,111,944
TOTAL INVESTMENTS — 99.0% (Cost $744,229,713)		817,871,898
Other Assets in Excess of Liabilities — 1.0%		8,371,216
NET ASSETS — 100.0%		$826,243,114
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
FTSE Taiwan Index	01/2022	263	$ 16,868,820	$ 31,552
SGX Nifty 50 Index	01/2022	142	4,952,818	74,955
Hang Seng China Enterprises Index	01/2022	(110)	(5,831,126)	(70,768)
FTSE KLCI	01/2022	114	2,132,369	26,942
KOSPI2 Index	03/2022	331	27,444,111	134,865
Mexican Bolsa Index	03/2022	2	52,513	2,154
MSCI Emerging Markets	03/2022	1,195	73,271,425	(177,723)
Total Futures Contracts outstanding at December 31, 2021			$118,890,930	$ 21,977
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/22	Mexican Pesos	665,424,479	U.S. Dollars	(30,728,484)	CITI	$1,341,756
03/16/22	U.S. Dollars	21,758,692	Philippine Pesos	(1,105,458,000)	CITI	379,591
03/16/22	Polish Zloty	65,728,000	U.S. Dollars	(15,903,671)	CITI	317,359
03/16/22	Brazilian Reals	116,034,000	U.S. Dollars	(20,217,869)	CITI	231,038
03/16/22	Chinese Offshore Yuan	143,236,079	U.S. Dollars	(22,276,397)	CITI	144,828
03/16/22	U.S. Dollars	29,388,266	South Korean Won	(34,862,149,000)	CITI	123,096
03/16/22	Russian Rubles	1,041,564,500	U.S. Dollars	(13,591,203)	CITI	105,686
03/16/22	U.S. Dollars	8,297,120	Russian Rubles	(623,000,000)	CITI	104,481
03/16/22	Indian Rupees	1,048,062,125	U.S. Dollars	(13,838,301)	CITI	101,072
03/16/22	U.S. Dollars	4,024,053	Colombian Pesos	(16,100,000,000)	CITI	97,424
03/16/22	Singapore Dollars	10,330,000	U.S. Dollars	(7,571,859)	CITI	90,689
03/16/22	Czech Republic Koruna	83,000,000	U.S. Dollars	(3,691,388)	CITI	80,103
03/16/22	U.S. Dollars	4,461,617	Chilean Pesos	(3,792,030,000)	CITI	61,861
03/16/22	Thai Baht	205,513,375	U.S. Dollars	(6,093,609)	CITI	56,839
03/16/22	U.S. Dollars	8,584,782	Israeli Shekels	(26,514,000)	CITI	50,845
03/16/22	South African Rand	52,134,875	U.S. Dollars	(3,199,239)	CITI	37,822
03/16/22	Indonesian Rupiahs	36,861,457,000	U.S. Dollars	(2,543,597)	CITI	27,121
03/16/22	U.S. Dollars	4,548,965	South African Rand	(72,880,000)	CITI	23,836
03/16/22	U.S. Dollars	1,328,635	Thai Baht	(43,727,999)	CITI	19,976
03/16/22	Hungarian Forint	880,000,000	U.S. Dollars	(2,672,401)	CITI	19,077
03/16/22	Israeli Shekels	4,325,000	U.S. Dollars	(1,375,660)	CITI	16,407
03/16/22	Euro	543,000	U.S. Dollars	(614,305)	CITI	4,861

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/22	U.S. Dollars	2,853,658	Taiwan Dollars	(78,536,167)	CITI	$ 4,631
03/16/22	Peruvian Nuevo Soles	829,874	U.S. Dollars	(204,554)	CITI	2,522
03/16/22	South Korean Won	2,306,548,000	U.S. Dollars	(1,933,915)	CITI	2,326
03/16/22	U.S. Dollars	4,128,296	Hong Kong Dollars	(32,169,000)	CITI	2,219
03/16/22	Hong Kong Dollars	73,026,000	U.S. Dollars	(9,364,477)	CITI	2,021
03/16/22	Taiwan Dollars	28,732,000	U.S. Dollars	(1,040,279)	CITI	2,021
03/16/22	U.S. Dollars	961,129	Saudi Riyal	(3,607,000)	CITI	531
Subtotal Appreciation						$ 3,452,039
03/16/22	U.S. Dollars	5,158	South Korean Won	(6,145,000)	CITI	$ —
03/16/22	Taiwan Dollars	44,000	U.S. Dollars	(1,599)	CITI	(3)
03/16/22	Hungarian Forint	510,000,000	U.S. Dollars	(1,560,102)	CITI	(268)
03/16/22	Chinese Offshore Yuan	6,396,000	U.S. Dollars	(1,001,570)	CITI	(383)
03/16/22	U.S. Dollars	90,408	Euro	(80,000)	CITI	(813)
03/16/22	Indian Rupees	118,957,875	U.S. Dollars	(1,583,003)	CITI	(847)
03/16/22	U.S. Dollars	73,700	Peruvian Nuevo Soles	(300,000)	CITI	(1,158)
03/16/22	U.S. Dollars	5,064,977	Hong Kong Dollars	(39,500,000)	CITI	(1,392)
03/16/22	Saudi Riyal	15,314,000	U.S. Dollars	(4,081,027)	CITI	(2,677)
03/16/22	U.S. Dollars	3,812,907	Taiwan Dollars	(105,246,943)	CITI	(5,097)
03/16/22	U.S. Dollars	393,470	Hungarian Forint	(130,344,000)	CITI	(5,187)
03/16/22	Israeli Shekels	7,560,000	U.S. Dollars	(2,440,689)	CITI	(7,387)
03/16/22	Hong Kong Dollars	68,703,000	U.S. Dollars	(8,819,569)	CITI	(7,549)
03/16/22	U.S. Dollars	499,659	Polish Zloty	(2,089,000)	CITI	(15,886)
03/16/22	U.S. Dollars	1,283,388	South African Rand	(20,932,000)	CITI	(16,283)
03/16/22	U.S. Dollars	2,137,636	Thai Baht	(72,076,001)	CITI	(19,400)
03/16/22	U.S. Dollars	2,783,558	Indonesian Rupiahs	(40,275,718,212)	CITI	(25,270)
03/16/22	U.S. Dollars	4,502,844	Chinese Offshore Yuan	(28,944,000)	CITI	(27,857)
03/16/22	U.S. Dollars	7,720,954	Russian Rubles	(590,078,000)	CITI	(38,751)
03/16/22	U.S. Dollars	2,732,999	Chilean Pesos	(2,400,000,000)	CITI	(51,635)
03/16/22	South Korean Won	12,779,483,000	U.S. Dollars	(10,798,546)	CITI	(70,758)
03/16/22	South African Rand	179,534,125	U.S. Dollars	(11,227,882)	CITI	(80,584)
03/16/22	U.S. Dollars	5,992,267	Israeli Shekels	(18,871,000)	CITI	(81,653)
03/16/22	U.S. Dollars	1,196,266	Chinese Offshore Yuan	(8,649,000)	SC	(116,826)
03/16/22	Thai Baht	345,820,625	U.S. Dollars	(10,506,486)	CITI	(157,029)
03/16/22	U.S. Dollars	14,075,528	Singapore Dollars	(19,190,000)	CITI	(159,157)
03/16/22	Russian Rubles	1,313,743,500	U.S. Dollars	(17,435,650)	CITI	(159,525)
03/16/22	Colombian Pesos	31,700,000,000	U.S. Dollars	(7,955,883)	CITI	(224,570)
03/16/22	U.S. Dollars	16,257,217	Indian Rupees	(1,242,686,000)	CITI	(270,681)
03/16/22	U.S. Dollars	10,425,598	Brazilian Reals	(60,699,000)	CITI	(271,509)
03/16/22	Philippine Pesos	602,000,000	U.S. Dollars	(11,978,591)	CITI	(336,160)
03/16/22	U.S. Dollars	9,106,153	Mexican Pesos	(196,883,000)	CITI	(382,655)
03/16/22	Chilean Pesos	10,620,937,890	U.S. Dollars	(12,725,966)	CITI	(402,874)
03/16/22	U.S. Dollars	3,253,457	Chinese Offshore Yuan	(24,819,000)	MSCS	(446,677)
03/16/22	U.S. Dollars	18,350,631	Czech Republic Koruna	(415,500,000)	CITI	(529,543)
Subtotal Depreciation						$(3,918,044)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$ (466,005)
See Notes to Financial Statements.

EMERGING MARKETS EQUITY FUND
SCHEDULE OF INVESTMENTS (Continued)
Swap Agreements outstanding at December 31, 2021:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Counterparty	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Total Return Swaps
Decrease in total return of Tel Aviv 35 Index (At Termination)	Increase in total return of Tel Aviv 35 Index (At Termination)	1/28/2022	GSC	ILS	3,956,120	$ 10,978	$ —	$ 10,978
Increase in total return of Bovespa Index (At Termination)	Decrease in total return of Bovespa Index (At Termination)	2/16/2022	GSC	BRL	11,639,650	69,215	—	69,215
Financing Index: 1-Month WIBOR + 1.4%	MSCI Poland Net Return PLN Index (Monthly)	3/16/2022	GSC	PLN	1,856,395	9,828	—	9,828
Financing Index: 1-Month WIBOR + 1.4%	MSCI Poland Net Return PLN Index (Monthly)	3/16/2022	GSC	PLN	1,222,580	9,199	—	9,199
Financing Index: 28-Day Mexico Interbank TIIE + 0.15%	MSCI Mexico Net MXN Index (Monthly)	3/16/2022	GSC	MXN	60,942,407	128,382	—	128,382
MSCI Brazil Net Return BRL Index (Monthly)	Financing Index: Brazil Cetip Di Interbank Deposit Rate - 0.45%	3/16/2022	GSC	BRL	4,165,455	25,531	—	25,531
MSCI Singapore Net Return SGD Index (Monthly)	Financing Index: Singapore Overnight Rate + 0.2%	3/16/2022	GSC	SGD	1,363,499	26,921	—	26,921
Decrease in total return of WIG20 Index (At Termination)	Increase in total return of WIG20 Index (At Termination)	3/18/2022	GSC	PLN	4,649,160	26,237	—	26,237
Subtotal Appreciation						$ 306,291	$ —	$ 306,291
Decrease in total return of SGX Nifty 50 Index (At Termination)	Increase in total return of SGX Nifty 50 Index (At Termination)	1/27/2022	GSC	USD	1,983,300	$ (8,281)	$ —	$ (8,281)
Increase in total return of HSCEI Index (At Termination)	Decrease in total return of HSCEI Index (At Termination)	1/28/2022	CITI	HKD	24,387,650	(46,535)	—	(46,535)
Increase in total return of HSCEI Index (At Termination)	Decrease in total return of HSCEI Index (At Termination)	1/28/2022	GSC	HKD	11,160,450	(16,086)	—	(16,086)
Financing Index: Overnight Bank Funding Rate + 0%	MSCI Daily Total Return Net Emerging Markets USD Index (Monthly)	3/16/2022	GSC	USD	345,679	(3,828)	—	(3,828)
MSCI Emerging Markets Thailand Net Total Return USD Index (Monthly)	Financing Index: Overnight Bank Funding Rate - 0.25%	3/16/2022	GSC	USD	13,421,458	(343,748)	—	(343,748)
MSCI South Africa Net Return ZAR Index (Monthly)	Financing Index: 1-Month SAFE South Africa JIBAR + 0.28%	3/16/2022	GSC	ZAR	20,455,855	(15,844)	—	(15,844)
Subtotal Depreciation						$(434,322)	$ —	$(434,322)
Net Total Return Swaps outstanding at December 31, 2021						$(128,031)	$ —	$(128,031)

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$ 33,135,815	$ 33,135,815	$ —	$ —
Foreign Common Stocks:
Brazil	23,194,994	3,695,873	19,499,121	—
Egypt	2,548,198	350,604	2,197,594	—
Hong Kong	79,513,033	78,546,883	—	966,150
Hungary	4,179,454	—	4,179,454	—
Indonesia	20,111,820	2,091,341	18,020,479	—
Poland	11,144,712	1,152,811	9,991,901	—
Saudi Arabia	6,956,466	1,813,357	5,143,109	—
South Korea	92,039,767	—	92,039,767	—
Taiwan ^^	117,280,449	15,706,711	101,573,738	—
Thailand	10,345,377	—	10,345,377	—
United Arab Emirates	838,027	—	838,027	—
Other ^^	335,961,259	335,961,259	—	—
Total Foreign Common Stocks	704,113,556	439,318,839	263,828,567	966,150
Foreign Preferred Stocks:
Brazil	4,276,188	—	4,276,188	—
Other ^^	1,234,395	1,234,395	—	—
Total Foreign Preferred Stocks	5,510,583	1,234,395	4,276,188	—
Money Market Funds	75,111,944	75,111,944	—	—
Total Assets - Investments in Securities	$817,871,898	$548,800,993	$268,104,755	$966,150
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 3,452,039	$ —	$ 3,452,039	$ —
Futures Contracts	270,468	270,468	—	—
Swap Agreements	306,291	—	306,291	—
Total Assets - Other Financial Instruments	$ 4,028,798	$ 270,468	$ 3,758,330	$ —
Liabilities:
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (3,918,044)	$ —	$ (3,918,044)	$ —
Futures Contracts	(248,491)	(248,491)	—	—
Swap Agreements	(434,322)	—	(434,322)	—
Total Liabilities - Other Financial Instruments	$ (4,600,857)	$ (248,491)	$ (4,352,366)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
Management has determined that the amount of transfers between Level 3 and Level 2 compared to total net assets is not material; therefore, the amount of transfers between Level 3 and Level 2 is not shown for the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.
See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2021
	Defensive Market Strategies® Fund	Global Impact Fund	Equity Index Fund
Assets
Investments in securities of unaffiliated issuers, at value	$1,499,810,633	$169,349,289	$3,271,333,305
Investments in securities of affiliated issuers, at value	39,220,393	5,291,910	62,134,618
Total investments, at value(1), (2)	1,539,031,026	174,641,199	3,333,467,923
Cash	717,912	5,576	—
Cash collateral for derivatives	—	—	—
Deposits with broker for futures contracts	—	930,173	3,146,206
Foreign currency(3)	—	9,458	—
Receivables:
Dividends and reclaims	796,540	56,501	1,588,853
Interest	1,774,028	243,891	—
Securities lending	20,354	196	27,157
From broker	—	—	—
Investment securities sold	215,427	—	—
Fund shares sold	346,447	10,000	719,370
Variation margin on futures contracts	—	31,834	—
Unrealized appreciation on foreign currency exchange contracts	30,499	—	—
Unrealized appreciation on swap agreements	—	—	—
Prepaid expenses and other assets	15,268	26,686	21,518
Total Assets	1,542,947,501	175,955,514	3,338,971,027
Liabilities
Cash Overdraft	—	—	—
Securities sold short, at value(4)	—	—	—
Options written, at value(5)	2,628,590	—	—
Unrealized depreciation on foreign currency exchange contracts	331,065	—	—
Unrealized depreciation on swap agreements	—	—	—
Collateral held for securities on loan, at value	34,282,159	—	1,227,216
Collateral from counterparty	—	—	—
Payables:
Investment securities purchased	573,882	—	—
Fund shares redeemed	199,402	3,651	191,238
Variation margin on futures contracts	18,055	—	181,500
Foreign capital gains taxes	—	—	—
Accrued expenses:
Investment advisory fees	766,633	94,821	240,141
Shareholder servicing fees	94,787	6,371	193,018
Trustee fees	783	6	1,461
Other expenses	195,708	70,996	384,707
Total Liabilities	39,091,064	175,845	2,419,281
Net Assets	$1,503,856,437	$175,779,669	$3,336,551,746
Net Assets Consist of:
Paid-in-capital	$1,238,072,496	$160,495,690	$1,745,929,012
Distributable earnings (loss)	265,783,941	15,283,979	1,590,622,734
Net Assets	$1,503,856,437	$175,779,669	$3,336,551,746
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$1,049,002,675	$145,392,904	$2,403,000,490
Institutional shares outstanding	73,381,915	13,281,289	47,498,514
Net asset value, offering and redemption price per Institutional share	$ 14.30	$ 10.95	$ 50.59
Net assets applicable to the Investor Class	$ 454,853,762	$ 30,386,765	$ 933,551,256
Investor shares outstanding	31,812,136	2,779,075	18,445,836
Net asset value, offering and redemption price per Investor share	$ 14.30	$ 10.93	$ 50.61

(1)Investments in securities of unaffiliated issuers, at cost	$1,420,756,463	$154,384,036	$1,698,828,989
Investments in securities of affiliated issuers, at cost	39,220,393	5,291,910	62,134,618
Total investments, at cost	$1,459,976,856	$159,675,946	$1,760,963,607
(2)Includes securities loaned of:	$ 50,672,747	$ 1,702,427	$ 93,675,896
(3)Foreign currency, at cost	$ —	$ 9,458	$ —
(4)Proceeds from securities sold short	$ —	$ —	$ —
(5)Premiums received on options written	$ 4,851,262	$ —	$ —
(6)Net of $(144,598) and $(3,097,752) accrued foreign capital gains taxed on appreciated securities for International Equity Fund and Emerging Markets Equity Fund, respectively.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$1,364,429,937	$2,019,406,374	$857,743,093	$788,124,778	$1,226,725,864	$769,005,340
44,330,279	76,063,715	30,899,191	46,086,919	85,821,408	48,866,558
1,408,760,216	2,095,470,089	888,642,284	834,211,697	1,312,547,272	817,871,898
2,682	—	11,071	1,327	—	—
—	—	—	—	17,270,000	10,200,000
2,319,008	4,015,468	1,853,000	2,912,376	12,930,132	8,678,182
—	—	—	2,970,291	4,408,753	1,592,935

1,662,466	448,025	542,670	2,632,650	5,955,647	1,556,897
—	—	—	—	—	—
17,708	15,461	21,330	4,743	2,968	906
—	—	—	—	—	447,007
112,929	73,006	483,161	—	10,966	2,282,871
346,730	31,225	163,038	256,577	136,081	67,918
—	—	—	—	124,255	—
—	—	—	—	1,895,935	3,452,039
—	—	—	—	1,958,434	306,291
16,969	24,548	19,712	4,486	12,118	23,004
1,413,238,708	2,100,077,822	891,736,266	842,994,147	1,357,252,561	846,479,948

—	—	—	—	4,143,120	3,393,610
—	—	—	—	1,087,614	—
—	—	—	—	—	—
811,555	—	9,816	—	2,836,693	3,918,044
—	—	—	—	687,194	434,322
1,685,880	10,176,712	17,934,148	8,717,861	40,586	4,026,413
—	—	—	—	1,195,944	489,480

911,304	—	2,468,092	—	20,708	2,759,730
89,335	481,866	201,898	54,867	91,707	707,697
132,000	224,125	57,605	29,705	—	471,375
—	—	—	—	144,598	3,097,752

693,915	1,119,488	611,039	85,916	867,122	577,544
88,903	203,896	72,111	—	73,949	23,186
596	1,421	877	—	933	516
172,585	239,098	140,311	211,751	407,558	337,165
4,586,073	12,446,606	21,495,897	9,100,100	11,597,726	20,236,834
$1,408,652,635	$2,087,631,216	$870,240,369	$833,894,047	$1,345,654,835	$826,243,114

$1,092,982,151	$1,265,608,006	$692,838,010	$706,877,415	$1,161,928,205	$769,035,410
315,670,484	822,023,210	177,402,359	127,016,632	183,726,630 (6)	57,207,704 (6)
$1,408,652,635	$2,087,631,216	$870,240,369	$833,894,047	$1,345,654,835	$826,243,114

$ 971,585,662	$1,108,030,609	$519,549,203	$833,894,047	$ 987,438,664	$714,817,906
45,465,309	37,027,596	26,584,658	69,122,186	66,500,731	67,005,245
$ 21.37	$ 29.92	$ 19.54	$ 12.06	$ 14.85	$ 10.67
$ 437,066,973	$ 979,600,607	$350,691,166	N/A	$ 358,216,171	$111,425,208
20,469,451	33,275,322	18,124,971	N/A	24,146,188	10,482,361
$ 21.35	$ 29.44	$ 19.35	N/A	$ 14.84	$ 10.63

$1,047,300,433	$1,257,415,391	$687,245,779	$661,365,121	$1,020,791,264	$695,363,155
44,330,279	76,063,715	30,899,191	46,086,919	85,821,408	48,866,558
$1,091,630,712	$1,333,479,106	$718,144,970	$707,452,040	$1,106,612,672	$744,229,713
$ 29,420,706	$ 167,628,183	$ 93,396,584	$ 23,787,825	$ 21,147,390	$ 11,370,117
$ —	$ —	$ —	$ 2,946,047	$ 4,466,040	$ 1,587,325
$ —	$ —	$ —	$ —	$ 803,636	$ —
$ —	$ —	$ —	$ —	$ —	$ —

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2021
	Defensive Market Strategies® Fund	Global Impact Fund(1)	Equity Index Fund
Investment Income
Dividends	$ 13,530,790	$ 1,084,821	$ 38,400,524
Non Cash Dividends	—	—	—
Interest	2,368,261	718,324	163
Securities lending, net	189,782	4,277	246,186
Less foreign taxes withheld	(27,120)	(77,030)	(206,716)
Total Investment Income	16,061,713	1,730,392	38,440,157
Expenses
Investment advisory fees	8,739,328	1,003,694	2,524,137
Transfer agent fees:
Institutional shares	5,146	3,346	5,212
Investor shares	36,896	11,271	71,220
Custodian fees	80,409	29,693	49,704
Shareholder servicing fees:
Investor shares	1,084,789	65,559	2,061,464
Accounting and administration fees	223,384	23,214	458,096
Professional fees	47,881	131,133	98,062
Shareholder reporting fees:
Institutional shares	2,452	1,589	1,568
Investor shares	12,640	7,918	13,769
Trustees expenses	5,386	162	10,686
Line of credit facility fees	4,600	642	8,083
S&P license fees	—	—	302,177
MSCI license fees	—	—	—
Dividends on securities sold short	—	—	—
Other expenses	179,708	105,947	184,548
Recoupment of prior expenses reduced by the Advisor	—	—	—
Total Expenses	10,422,619	1,384,168	5,788,726
Expenses waived/reimbursed(2)	—	—	—
Fees paid indirectly	—	—	—
Net Expenses	10,422,619	1,384,168	5,788,726
Net Investment Income (Loss)	5,639,094	346,224	32,651,431
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities (net of capital gains taxes of $(1,393,231) and $(1,113,888) for International Equity Fund and Emerging Markets Equity Fund, respectively)	276,000,185	364,431	48,166,976
Investment securities sold short	—	—	—
Futures transactions	(286,846)	774,734	16,050,263
Swap agreements	—	—	—
Option contracts written	26,986,233	—	—
Forward foreign currency contracts	2,343,713	—	—
Foreign currency	(24,407)	(4,151)	—
Net realized gain	305,018,878	1,135,014	64,217,239
Net change in unrealized appreciation (depreciation) on:
Investment securities (net of estimated capital gains taxes of $(144,598) and $(3,097,752) for International Equity Fund and Emerging Markets Fund, respectively)	(163,946,178)	14,965,253	618,141,856
Investment securities sold short	—	—	—
Futures	339,305	55,230	316,156
Swap agreements	—	—	—
Option contracts written	1,631,848	—	—
Option contracts purchased	11,776,696	—	—
Forward foreign currency contracts	(326,563)	—	—
Foreign currency	(15,635)	15	—
Net change in unrealized appreciation (depreciation)	(150,540,527)	15,020,498	618,458,012
Net Realized and Unrealized Gain (Loss)	154,478,351	16,155,512	682,675,251
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 160,117,445	$16,501,736	$715,326,682

(1)	For the period January 29, 2021 (commencement of operations) through December 31, 2021.
(2)	See Note 3c in Notes to Financial Statements.

See Notes to Financial Statements.

Value Equity Fund	Growth Equity Fund	Small Cap Equity Fund	International Equity Index Fund	International Equity Fund	Emerging Markets Equity Fund

$ 27,034,365	$ 10,218,572	$ 7,436,461	$20,868,843	$ 24,019,245	$ 17,688,480
—	—	—	2,825,576	1,823,454	—
—	2	74,397	—	11,580	—
160,487	353,469	533,172	224,223	122,371	60,013
(544,266)	(215,567)	(6,111)	(1,537,817)	(2,443,765)	(2,127,461)
26,650,586	10,356,476	8,037,919	22,380,825	23,532,885	15,621,032

8,067,541	13,318,385	6,977,126	910,208	10,233,032	6,931,176

4,837	5,139	5,062	4,121	5,197	4,990
21,859	49,013	25,884	—	34,618	17,997
37,927	46,816	77,339	191,330	724,028	1,162,826

1,014,847	2,399,783	851,643	—	885,157	282,807
209,665	323,443	136,444	128,992	207,687	130,938
99,983	97,951	111,279	109,223	108,809	112,120

1,478	1,666	1,629	5,051	652	1,641
10,771	13,150	10,623	—	9,124	7,693
5,392	10,111	6,425	252	5,391	3,650
4,460	6,825	3,779	2,630	4,545	3,328
—	—	—	—	—	—
—	—	—	260,240	—	—
—	—	—	—	34,466	—
134,324	187,480	114,856	120,813	277,540	210,151
—	—	—	86,299	—	—
9,613,084	16,459,762	8,322,089	1,819,159	12,530,246	8,869,317
—	—	—	(4,928)	—	—
(20,498)	(43,997)	(57,447)	—	—	(1,963)
9,592,586	16,415,765	8,264,642	1,814,231	12,530,246	8,867,354
17,058,000	(6,059,289)	(226,723)	20,566,594	11,002,639	6,753,678

145,125,611	381,816,729	131,332,798	26,018,194	101,536,723	68,365,892
—	—	—	—	(2,025,963)	—
10,091,869	14,525,795	3,063,481	5,507,743	11,422,115	1,842,239
—	—	—	—	6,801,048	4,186,171
—	—	—	—	—	—
2,757,551	—	103,558	—	(7,855,214)	(1,104,514)
2,400	—	2,194	(117,608)	(645,431)	(560,401)
157,977,431	396,342,524	134,502,031	31,408,329	109,233,278	72,729,387

113,201,859	(56,695,959)	19,566,655	31,975,042	(668,362)	(89,346,109)
—	—	—	—	1,814,107	—
514,976	284,589	(118,290)	404,213	(1,392,531)	(2,380,566)
—	—	—	—	3,650,429	(1,537,325)
—	—	—	—	—	—
—	—	—	—	—	—
(575,964)	—	(9,816)	—	(2,597,095)	(478,289)
—	—	—	(125,209)	(377,908)	79,123
113,140,871	(56,411,370)	19,438,549	32,254,046	428,640	(93,663,166)
271,118,302	339,931,154	153,940,580	63,662,375	109,661,918	(20,933,779)
$288,176,302	$333,871,865	$153,713,857	$84,228,969	$120,664,557	$(14,180,101)
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Defensive Market Strategies® Fund
	For the Year Ended
	12/31/21	12/31/20

Operations:
Net investment income	$ 5,639,094	$ 10,012,122
Net realized gain (loss) on investment securities, foreign currency and derivatives	305,018,878	48,320,242
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(150,540,527)	58,324,843
Net increase in net assets resulting from operations	160,117,445	116,657,207
Distributions to Shareholders:
Institutional shares	(102,492,352)	(28,360,215)
Investor shares	(43,892,585)	(11,880,888)
Total distributions	(146,384,937)	(40,241,103)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	101,913,277	113,480,463
Investor shares	77,253,297	109,047,446
Reinvestment of dividends and distributions
Institutional shares	102,410,835	28,332,976
Investor shares	43,392,557	11,614,320
Total proceeds from shares sold and reinvested	324,969,966	262,475,205
Value of shares redeemed
Institutional shares	(92,325,267)	(77,994,633)
Investor shares	(79,559,985)	(186,378,333)
Total value of shares redeemed	(171,885,252)	(264,372,966)
Net increase (decrease) from capital share transactions(2)	153,084,714	(1,897,761)
Total increase in net assets	166,817,222	74,518,343
Net Assets:
Beginning of Year	1,337,039,215	1,262,520,872
End of Year	$1,503,856,437	$1,337,039,215

(2)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

Global Impact Fund(1)	Equity Index Fund		Value Equity Fund
For the Period Ended	For the Year Ended		For the Year Ended
12/31/21	12/31/21	12/31/20	12/31/21	12/31/20

$ 346,224	$ 32,651,431	$ 32,674,137	$ 17,058,000	$ 19,065,258
1,135,014	64,217,239	47,322,749	157,977,431	(5,835,474)
15,020,498	618,458,012	308,888,250	113,140,871	39,259,823
16,501,736	715,326,682	388,885,136	288,176,302	52,489,607

(1,065,554)	(75,568,513)	(41,880,879)	(110,145,870)	(17,764,971)
(152,203)	(27,787,525)	(15,314,572)	(48,291,794)	(6,799,021)
(1,217,757)	(103,356,038)	(57,195,451)	(158,437,664)	(24,563,992)

139,196,191	300,877,960	245,735,231	53,440,513	125,871,724
28,726,035	125,608,438	141,664,866	72,355,582	29,220,026

1,065,554	73,903,137	40,937,745	110,083,989	17,755,900
152,203	27,665,076	15,249,001	48,224,945	6,781,640
169,139,983	528,054,611	443,586,843	284,105,029	179,629,290

(7,676,291)	(181,914,711)	(256,623,744)	(181,628,402)	(107,218,689)
(968,002)	(110,582,572)	(165,282,938)	(62,099,803)	(76,694,657)
(8,644,293)	(292,497,283)	(421,906,682)	(243,728,205)	(183,913,346)
160,495,690	235,557,328	21,680,161	40,376,824	(4,284,056)
175,779,669	847,527,972	353,369,846	170,115,462	23,641,559

—	2,489,023,774	2,135,653,928	1,238,537,173	1,214,895,614
$175,779,669	$3,336,551,746	$2,489,023,774	$1,408,652,635	$1,238,537,173

(1)	For the period January 29, 2021 (commencement of operations) through December 31, 2021.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Growth Equity Fund		Small Cap Equity Fund
	For the Year Ended		For the Year Ended
	12/31/21	12/31/20	12/31/21	12/31/20

Operations:
Net investment income (loss)	$ (6,059,289)	$ (892,507)	$ (226,723)	$ 66,077
Net realized gain (loss) on investment securities, foreign currency and derivatives	396,342,524	288,812,882	134,502,031	(1,140,081)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	(56,411,370)	255,761,652	19,438,549	114,909,817
Net increase (decrease) in net assets resulting from operations	333,871,865	543,682,027	153,713,857	113,835,813
Distributions to Shareholders:
Institutional shares	(192,668,583)	(144,758,996)	(72,575,649)	(4,586,466)
Investor shares	(172,602,822)	(130,715,878)	(49,546,274)	(2,914,331)
Total distributions	(365,271,405)	(275,474,874)	(122,121,923)	(7,500,797)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	90,705,263	119,129,235	80,586,854	82,357,232
Investor shares	73,022,150	157,705,761	80,131,997	28,232,380
Reinvestment of dividends and distributions
Institutional shares	192,563,028	144,705,800	72,378,323	4,574,145
Investor shares	172,275,100	130,472,321	49,454,914	2,908,010
Total proceeds from shares sold and reinvested	528,565,541	552,013,117	282,552,088	118,071,767
Value of shares redeemed
Institutional shares	(229,277,241)	(278,950,981)	(81,879,444)	(66,161,278)
Investor shares	(202,669,619)	(217,006,766)	(58,839,422)	(57,888,097)
Total value of shares redeemed	(431,946,860)	(495,957,747)	(140,718,866)	(124,049,375)
Net increase (decrease) from capital share transactions(1)	96,618,681	56,055,370	141,833,222	(5,977,608)
Total increase in net assets	65,219,141	324,262,523	173,425,156	100,357,408
Net Assets:
Beginning of Year	2,022,412,075	1,698,149,552	696,815,213	596,457,805
End of Year	$2,087,631,216	$2,022,412,075	$ 870,240,369	$ 696,815,213

(1)	See Note 6 in Notes to Financial Statements.

See Notes to Financial Statements.

International Equity Index Fund		International Equity Fund		Emerging Markets Equity Fund
For the Year Ended		For the Year Ended		For the Year Ended
12/31/21	12/31/20	12/31/21	12/31/20	12/31/21	12/31/20

$ 20,566,594	$ 15,157,530	$ 11,002,639	$ 12,376,126	$ 6,753,678	$ 3,652,842
31,408,329	(4,430,596)	109,233,278	(16,830,329)	72,729,387	22,991,721
32,254,046	51,948,096	428,640	104,788,164	(93,663,166)	114,479,212
84,228,969	62,675,030	120,664,557	100,333,961	(14,180,101)	141,123,775

(43,509,882)	(14,997,073)	(77,005,074)	(10,269,203)	(84,909,583)	(6,348,367)
—	—	(27,107,306)	(3,636,168)	(13,090,539)	(847,376)
(43,509,882)	(14,997,073)	(104,112,380)	(13,905,371)	(98,000,122)	(7,195,743)

123,432,374	122,470,218	55,330,718	87,698,895	167,423,077	154,100,342
—	—	38,974,229	54,503,766	49,270,743	34,698,746

42,924,287	14,797,848	75,977,628	10,156,580	84,887,665	6,345,885
—	—	27,023,555	3,607,389	13,032,918	843,033
166,356,661	137,268,066	197,306,130	155,966,630	314,614,403	195,988,006

(152,511,004)	(119,480,679)	(129,428,176)	(153,711,495)	(127,087,014)	(51,696,785)
—	—	(57,247,307)	(84,381,452)	(30,712,692)	(29,550,228)
(152,511,004)	(119,480,679)	(186,675,483)	(238,092,947)	(157,799,706)	(81,247,013)
13,845,657	17,787,387	10,630,647	(82,126,317)	156,814,697	114,740,993
54,564,744	65,465,344	27,182,824	4,302,273	44,634,474	248,669,025

779,329,303	713,863,959	1,318,472,011	1,314,169,738	781,608,640	532,939,615
$ 833,894,047	$ 779,329,303	$1,345,654,835	$1,318,472,011	$ 826,243,114	$781,608,640
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Defensive Market Strategies® Fund
Institutional Class
2021	$14.14	$ 0.07	$ 1.62	$ 1.69	$(0.11)	$(1.42)	$(1.53)	$14.30	12.15%	$1,049,002	0.65%	0.65%	0.48%	79%
2020	13.27	0.12	1.19	1.31	(0.16)	(0.28)	(0.44)	14.14	10.08	927,539	0.67	0.67	0.90	67
2019	11.73	0.17	2.13	2.30	(0.17)	(0.59)	(0.76)	13.27	19.78	803,696	0.67	0.67	1.29	55
2018	12.68	0.15	(0.32)	(0.17)	(0.17)	(0.61)	(0.78)	11.73	(1.51)	653,481	0.67	0.67	1.17	65
2017	11.90	0.09	1.42	1.51	(0.08)	(0.65)	(0.73)	12.68	12.74	602,011	0.67(1)	0.68	0.70	60
Investor Class
2021	$14.15	$ 0.03	$ 1.61	$ 1.64	$(0.07)	$(1.42)	$(1.49)	$14.30	11.79%	$ 454,854	0.92%	0.92%	0.21%	79%
2020	13.27	0.08	1.20	1.28	(0.12)	(0.28)	(0.40)	14.15	9.86	409,500	0.94	0.94	0.64	67
2019	11.74	0.13	2.13	2.26	(0.14)	(0.59)	(0.73)	13.27	19.38	458,825	0.93	0.93	1.02	55
2018	12.68	0.12	(0.32)	(0.20)	(0.13)	(0.61)	(0.74)	11.74	(1.69)	358,777	0.93	0.93	0.90	65
2017	11.91	0.05	1.41	1.46	(0.04)	(0.65)	(0.69)	12.68	12.35	360,533	0.95(1)	0.96	0.43	60

Global Impact Fund
Institutional Class
2021(2)	$10.00	$ 0.03	$ 1.01	$ 1.04	$(0.03)	$(0.06)	$(0.09)	$10.95	10.31%	$ 145,393	0.81%	0.81%	0.28%	56%
Investor Class
2021(2)	$10.00	$(0.01)	$ 1.00	$ 0.99	$ —	$(0.06)	$(0.06)	$10.93	9.85%	$ 30,387	1.20%	1.20%	(0.11)%	56%

Equity Index Fund
Institutional Class
2021	$40.83	$ 0.56	$10.86	$11.42	$(0.54)	$(1.12)	$(1.66)	$50.59	28.28%	$2,403,001	0.12%	0.12%	1.21%	4%
2020	35.45	0.57	5.78	6.35	(0.57)	(0.40)	(0.97)	40.83	18.19	1,772,397	0.13	0.13	1.60	3
2019	27.56	0.59	8.11	8.70	(0.58)	(0.23)	(0.81)	35.45	31.68	1,501,076	0.13	0.13	1.82	2
2018	29.43	0.55	(1.79)	(1.24)	(0.48)	(0.15)	(0.63)	27.56	(4.29)	1,107,944	0.12	0.13	1.81	3
2017	24.68	0.47	4.92	5.39	(0.46)	(0.18)	(0.64)	29.43	21.97	483,275	0.19	0.20	1.72	2
Investor Class
2021	$40.85	$ 0.44	$10.86	$11.30	$(0.42)	$(1.12)	$(1.54)	$50.61	27.95%	$ 933,551	0.39%	0.39%	0.95%	4%
2020	35.47	0.47	5.79	6.26	(0.48)	(0.40)	(0.88)	40.85	17.89	716,627	0.40	0.40	1.34	3
2019	27.58	0.50	8.11	8.61	(0.49)	(0.23)	(0.72)	35.47	31.33	634,578	0.39	0.39	1.56	2
2018	29.44	0.47	(1.78)	(1.31)	(0.40)	(0.15)	(0.55)	27.58	(4.55)	490,513	0.37	0.38	1.56	3
2017	24.70	0.40	4.91	5.31	(0.39)	(0.18)	(0.57)	29.44	21.65	494,771	0.45	0.46	1.46	2

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Defensive Market Strategies® Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2017.
(2)	For the period January 29, 2021 (commencement of operations) through December 31, 2021. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Value Equity Fund
Institutional Class
2021	$19.35	$ 0.30	$ 4.38	$ 4.68	$(0.40)	$(2.26)	$(2.66)	$21.37	24.61%	$ 971,586	0.64%(1)	0.64%	1.35%	38%
2020	19.02	0.30	0.42	0.72	(0.15)	(0.24)	(0.39)	19.35	4.19	896,523	0.64(1)	0.64	1.80	97
2019	16.79	0.35	4.16	4.51	(0.34)	(1.94)	(2.28)	19.02	27.14	831,854	0.62(1)	0.62	1.81	92
2018	22.76	0.39	(2.75)	(2.36)	(0.40)	(3.21)	(3.61)	16.79	(10.97)	703,135	0.56(1)	0.57	1.75	38
2017	21.18	0.39	2.85	3.24	(0.37)	(1.29)	(1.66)	22.76	15.54	1,128,445	0.57(1)	0.58	1.78	38
Investor Class
2021	$19.34	$ 0.24	$ 4.37	$ 4.61	$(0.34)	$(2.26)	$(2.60)	$21.35	24.27%	$ 437,067	0.90%(1)	0.90%	1.09%	38%
2020	19.04	0.26	0.40	0.66	(0.12)	(0.24)	(0.36)	19.34	3.89	342,014	0.90(1)	0.90	1.54	97
2019	16.81	0.30	4.16	4.46	(0.29)	(1.94)	(2.23)	19.04	26.80	383,041	0.89(1)	0.89	1.55	92
2018	22.78	0.34	(2.75)	(2.41)	(0.35)	(3.21)	(3.56)	16.81	(11.19)	335,568	0.83(1)	0.84	1.50	38
2017	21.20	0.34	2.85	3.19	(0.32)	(1.29)	(1.61)	22.78	15.25	397,231	0.83(1)	0.84	1.52	38

Growth Equity Fund
Institutional Class
2021	$30.63	$(0.06)	$ 5.44	$ 5.38	$ —	$(6.09)	$(6.09)	$29.92	17.68%	$1,108,031	0.68%(2)	0.68%	(0.17)%	25%
2020	26.23	0.02	9.11	9.13	(0.05)	(4.68)	(4.73)	30.63	35.75	1,064,559	0.69(2)	0.69	0.08	40
2019	21.47	0.03	7.36	7.39	(0.03)	(2.60)	(2.63)	26.23	34.79	934,297	0.71(2)	0.71	0.13	21
2018	25.18	0.05	0.41	0.46	(0.01)	(4.16)	(4.17)	21.47	1.22	765,738	0.70(2)	0.71	0.18	19
2017	21.08	0.03	6.80	6.83	(0.02)	(2.71)	(2.73)	25.18	32.43	1,150,773	0.72(2)	0.73	0.12	41
Investor Class
2021	$30.29	$(0.14)	$ 5.38	$ 5.24	$ —	$(6.09)	$(6.09)	$29.44	17.41%	$ 979,600	0.94%(2)	0.94%	(0.43)%	25%
2020	26.02	(0.05)	9.02	8.97	(0.02)	(4.68)	(4.70)	30.29	35.39	957,853	0.95(2)	0.95	(0.19)	40
2019	21.35	(0.03)	7.30	7.27	—	(2.60)	(2.60)	26.02	34.42	763,853	0.96(2)	0.96	(0.13)	21
2018	25.11	(0.02)	0.42	0.40	—	(4.16)	(4.16)	21.35	0.99	622,379	0.96(2)	0.97	(0.06)	19
2017	21.07	(0.04)	6.79	6.75	—	(2.71)	(2.71)	25.11	32.06	584,764	0.98(2)	0.99	(0.14)	41

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Value Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2017, 2018, 2019, 2020 and for 2021.
(2)	The ratio for the Growth Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2017, 2018, 2019, 2020 and 2021.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS (Continued)
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Small Cap Equity Fund
Institutional Class
2021	$18.67	$ 0.02	$ 4.03	$ 4.05	$(0.02)	$(3.16)	$(3.18)	$19.54	22.09%	$519,549	0.90%(1)	0.91%	0.08%	54%
2020	15.72	0.02	3.13	3.15	(—)†	(0.20)	(0.20)	18.67	20.07	428,451	0.98(1)	0.99	0.12	90
2019	13.04	0.03	3.26	3.29	(0.02)	(0.59)	(0.61)	15.72	25.29	338,440	1.00(1)	1.01	0.20	84
2018	18.36	0.04	(2.13)	(2.09)	—	(3.23)	(3.23)	13.04	(12.01)	256,242	0.98(1)	0.99	0.20	172
2017	17.53	0.02	2.24	2.26	(0.03)	(1.40)	(1.43)	18.36	12.98	293,953	0.98(1)	1.00	0.09	80
Investor Class
2021	$18.54	$(0.04)	$ 4.01	$ 3.97	$ —	$(3.16)	$(3.16)	$19.35	21.79%	$350,691	1.16%(1)	1.17%	(0.18)%	54%
2020	15.66	(0.02)	3.11	3.09	(0.01)	(0.20)	(0.21)	18.54	19.75	268,364	1.24(1)	1.25	(0.15)	90
2019	13.01	(0.01)	3.25	3.24	—	(0.59)	(0.59)	15.66	24.97	258,018	1.26(1)	1.27	(0.06)	84
2018	18.37	(0.01)	(2.12)	(2.13)	—	(3.23)	(3.23)	13.01	(12.22)	231,456	1.24(1)	1.25	(0.06)	172
2017	17.56	(0.03)	2.24	2.21	—	(1.40)	(1.40)	18.37	12.67	261,943	1.25(1)	1.27	(0.17)	80

International Equity Index Fund
Institutional Class
2021	$11.53	$ 0.31	$ 0.88	$ 1.19	$(0.35)	$(0.31)	$(0.66)	$12.06	10.43%	$833,894	0.22%	0.22%	2.52%	18%
2020	10.87	0.22	0.67	0.89	(0.23)	—	(0.23)	11.53	8.17	779,329	0.22	0.22	2.16	12
2019	9.24	0.31	1.65	1.96	(0.33)	—	(0.33)	10.87	21.21	713,864	0.22	0.23	3.05	5
2018	10.76	0.27	(1.66)	(1.39)	(0.13)	—	(0.13)	9.24	(12.86)	545,427	0.27	0.27	2.64	4
2017	8.86	0.25	1.93	2.18	(0.25)	(0.03)	(0.28)	10.76	24.69	188,122	0.41	0.35	2.45	4

#	Calculated using the average shares outstanding method.
†	Amount represents less than $0.005 per share.
(1)	The ratio for the Small Cap Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the year 2017. For the year ended December 31, 2018, the effect of fees paid indirectly decreased the ratio by 0.00% and 0.01% for the Institutional and Investor Class, respectively. For the years ended 2019, 2020 and 2021, the effect of fees paid indirectly decreased the ratio by 0.01%, 0.01% and 0.01%, respectively.

See Notes to Financial Statements.

For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
International Equity Fund
Institutional Class
2021	$14.70	$0.14	$ 1.25	$ 1.39	$(0.18)	$(1.06)	$(1.24)	$14.85	9.61%	$ 987,439	0.87%(1)	0.87%(1)	0.90%	37%
2020	13.78	0.14	0.93	1.07	(0.13)	(0.02)	(0.15)	14.70	7.81(2)	973,352	0.93(1)	0.93(1)	1.10	90
2019	11.74	0.31(3)	2.44	2.75	(0.31)	(0.40)	(0.71)	13.78	23.45	963,046	1.07(1)	1.07(1)	2.31(3)	54
2018	15.72	0.32	(2.65)	(2.33)	(0.32)	(1.33)	(1.65)	11.74	(14.90)	795,484	1.07(1)	1.08(1)	2.08	73
2017	13.16	0.25	3.65	3.90	(0.25)	(1.09)	(1.34)	15.72	29.85	1,279,089	0.92(1)(4)	0.93(1)	1.63	42
Investor Class
2021	$14.69	$0.10	$ 1.25	$ 1.35	$(0.14)	$(1.06)	$(1.20)	$14.84	9.35%	$ 358,216	1.14%(1)	1.14%(1)	0.64%	37%
2020	13.81	0.11	0.93	1.04	(0.14)	(0.02)	(0.16)	14.69	7.52(2)	345,120	1.20(1)	1.20(1)	0.84	90
2019	11.77	0.27(3)	2.45	2.72	(0.28)	(0.40)	(0.68)	13.81	23.10	351,124	1.35(1)	1.34(1)	2.05(3)	54
2018	15.74	0.27	(2.63)	(2.36)	(0.28)	(1.33)	(1.61)	11.77	(15.06)	285,252	1.33(1)	1.35(1)	1.76	73
2017	13.18	0.21	3.66	3.87	(0.22)	(1.09)	(1.31)	15.74	29.50	345,545	1.18(1)(4)	1.19(1)	1.37	42

Emerging Markets Equity Fund
Institutional Class
2021	$12.33	$0.11	$(0.34)	$(0.23)	$(0.08)	$(1.35)	$(1.43)	$10.67	(1.85)%	$ 714,818	1.04%(5)	1.04%	0.86%	62%
2020	10.19	0.07	2.19	2.26	(0.12)	—	(0.12)	12.33	22.15	685,246	1.11(5)	1.11	0.70	67
2019	8.71	0.18(6)	1.57	1.75	(0.27)	—	(0.27)	10.19	20.06	457,074	1.19(5)	1.19	1.92(6)	92
2018	11.00	0.13	(2.36)	(2.23)	(0.06)	—	(0.06)	8.71	(20.26)	359,815	1.30(5)	1.21	1.26	155
2017	8.18	0.08	2.85	2.93	(0.11)	—	(0.11)	11.00	35.80	404,641	1.30(5)	1.31	0.83	56
Investor Class
2021	$12.29	$0.08	$(0.34)	$(0.26)	$(0.05)	$(1.35)	$(1.40)	$10.63	(2.12)%	$ 111,425	1.33%(5)	1.33%	0.60%	62%
2020	10.20	0.03	2.17	2.20	(0.11)	—	(0.11)	12.29	21.60	96,362	1.51(5)	1.51	0.30	67
2019	8.72	0.14(6)	1.57	1.71	(0.23)	—	(0.23)	10.20	19.64	75,866	1.57(5)	1.57	1.48(6)	92
2018	11.00	0.10	(2.35)	(2.25)	(0.03)	—	(0.03)	8.72	(20.49)	65,354	1.56(5)	1.52	0.96	155
2017	8.19	0.06	2.84	2.90	(0.09)	—	(0.09)	11.00	35.37	94,346	1.57(5)	1.66	0.57	56

#	Calculated using the average shares outstanding method.
(1)	The ratio for the International Equity Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.08% for the year ended December 31, 2017. For the year ended December 31, 2018, the effect of dividend expense on securities sold short increased the ratio by 0.23% and 0.29% for Institutional Class and Investor Class, respectively. For the years ended December 31, 2019, 2020 and 2021, the effect of dividend expense on securities sold short increased the ratio by 0.19%, 0.06% and 0.00%, respectively.
(2)	Amount includes the effect of the Adviser pay-in for an economic loss. Had the pay-in not been made, the net asset value total return would have been 7.77% and 7.46% for the Institutional Class and Investor Class, respectively. In addition, the portfolio turnover calculation includes the value of securities purchased and sold related to this transaction.
(3)	Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.09% for the Institutional Class and $0.01 and 0.09% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
(4)	The ratio for the International Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the year 2017.
(5)	The ratio for the Emerging Markets Equity Fund includes the effect of fees paid indirectly which decreased the ratio by 0.00% for the years 2017, 2018, 2019, 2020 and 2021.
(6)	Net investment income per share and the ratio of net investment income to average net assets include $0.06 and 0.68% for the Institutional Class and $0.06 and 0.62% for the Investor Class, respectively, resulting from a special dividend from Naspers Ltd. in September 2019.
See Notes to Financial Statements.

Global Real Estate Securities Fund (Unaudited)
The Fund provides exposure to real estate by investing in equity securities of real estate investment trusts (“REITs”) and other real estate related companies. The Fund was diversified among property sectors and geographical locations. Global real estate securities outperformed their global equity counterparts during the year. The Investor Class of the Fund outperformed its benchmark, the FTSE EPRA/NAREIT Developed Index, for the one-year period ended December 31, 2021 (29.61% versus 26.09%). Overweight exposure and stock selection within the United States was the primary contributor to benchmark-relative returns, particularly in the industrial and residential property sectors.
In 2021, exchange-listed equity index futures contracts were utilized to provide market exposure to the cash positions held in the Fund. Overall, derivative exposure had a slightly positive impact on Fund performance for the year.
This Fund may be suitable for investors who seek the potential for current income and long-term capital appreciation. Investors should be willing to accept significant short-term fluctuations in account value and want to diversify their portfolio through exposure to publicly traded global real estate securities. This Fund invests substantial assets in REITs that involve equity market risks as well as risks linked directly to the real estate market. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Investing in emerging markets may involve greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability. It is possible to lose money by investing in the Fund.
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Real Estate	96.1
Money Market Funds	3.0
Health Care	0.5
99.6

Global Real Estate Securities Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	29.97%	29.61%	26.09%
Five Year	10.39%	10.09%	7.80%
Ten Year	N/A	8.80%	7.49%
Since Inception	8.03%	5.19%	4.15%
Inception Date	05/01/15	12/29/06
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	0.87%	1.14%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund for the 10-year period from December 31, 2011 to December 31, 2021, with all dividends and capital gains reinvested, with the FTSE EPRA/NAREIT Developed Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Shares	Value
COMMON STOCKS — 59.2%
Real Estate — 59.2%
Agree Realty Corporation REITΔ	64,777	$ 4,622,487
Alexandria Real Estate Equities, Inc. REIT	5,267	1,174,330
American Homes 4 Rent Class A REIT	69,031	3,010,442
Americold Realty Trust REITΔ	48,395	1,586,872
Apartment Income REIT Corporation	72,186	3,946,409
AvalonBay Communities, Inc. REIT	53,241	13,448,144
Boston Properties, Inc. REIT	29,159	3,358,534
Camden Property Trust REIT	8,191	1,463,568
CareTrust REIT, Inc.	29,223	667,161
Centerspace REIT	7,221	800,809
DiamondRock Hospitality Co. REIT*	186,674	1,793,937
Digital Realty Trust, Inc. REITΔ	61,895	10,947,369
Duke Realty Corporation REIT	65,223	4,281,238
EastGroup Properties, Inc. REIT	18,927	4,312,517
Empire State Realty Trust, Inc. Class A REIT	104,228	927,629
Equinix, Inc. REIT	8,888	7,517,826
Essential Properties Realty Trust, Inc. REIT	100,424	2,895,224
Extra Space Storage, Inc. REIT	32,536	7,376,887
Federal Realty Investment Trust REIT	14,214	1,937,652
First Industrial Realty Trust, Inc. REIT	41,991	2,779,804
Independence Realty Trust, Inc. REIT	124,507	3,216,016
Kilroy Realty Corporation REIT	26,500	1,761,190
Kimco Realty Corporation REIT	335,710	8,275,252
Kite Realty Group Trust REIT	115,161	2,508,206
Lamar Advertising Co. Class A REIT	15,854	1,923,090
Life Storage, Inc. REIT	51,154	7,835,770
Medical Properties Trust, Inc. REIT	143,959	3,401,751
Mid-America Apartment Communities, Inc. REIT	25,836	5,927,812
NETSTREIT Corporation	91,549	2,096,472
Omega Healthcare Investors, Inc. REITΔ	31,765	939,926
Pebblebrook Hotel Trust REIT	58,892	1,317,414
Physicians Realty Trust REIT	78,381	1,475,914
Piedmont Office Realty Trust, Inc. Class A REIT	91,266	1,677,469
Postal Realty Trust, Inc. Class A REITΔ	56,666	1,121,987
Prologis, Inc. REIT	116,187	19,561,243
Public Storage REIT	11,653	4,364,748
Realty Income Corporation REIT	31,761	2,273,770
Regency Centers Corporation REIT	35,362	2,664,527
Rexford Industrial Realty, Inc. REITΔ	43,540	3,531,529
Ryman Hospitality Properties, Inc. REITΔ*	35,348	3,250,602
SBA Communications Corporation REIT	11,474	4,463,616
Simon Property Group, Inc. REIT	62,660	10,011,188
STAG Industrial, Inc. REITΔ	60,917	2,921,579
Sun Communities, Inc. REIT	47,907	10,059,033
UDR, Inc. REIT	33,723	2,023,043
Ventas, Inc. REIT	52,657	2,691,826
	Shares	Value
Welltower, Inc. REIT	112,121	$ 9,616,618
		199,760,430
Total Common Stocks (Cost $152,870,012)		199,760,430
FOREIGN COMMON STOCKS — 37.4%
Australia — 3.9%
Dexus REIT	324,034	2,621,551
GPT Group (The) REIT	523,216	2,063,209
Mirvac Group REIT	1,112,391	2,355,121
Scentre Group REIT	1,535,500	3,530,204
Shopping Centres Australasia Property Group REIT	429,589	928,266
Stockland REIT	325,972	1,005,562
Waypoint REIT	283,811	584,358
		13,088,271
Belgium — 1.0%
Aedifica SA REITΔ	6,326	827,527
Cofinimmo SA REIT	3,384	541,302
VGP NV	3,624	1,056,237
Warehouses De Pauw CVA REIT	17,440	837,502
		3,262,568
Canada — 3.8%
Canadian Apartment Properties REIT	55,866	2,648,109
Chartwell Retirement Residences	189,297	1,768,837
Granite REIT	17,948	1,495,489
RioCan REIT	62,747	1,137,924
Summit Industrial Income REIT	65,903	1,224,333
Tricon Residential, Inc.	287,084	4,388,714
		12,663,406
Finland — 0.1%
Kojamo OYJ	19,165	463,443
France — 1.7%
Gecina SA REIT	10,108	1,414,328
ICADE REIT	12,116	870,405
Klepierre REITΔ*	22,347	530,467
Unibail-Rodamco-Westfield REIT*	39,702	2,785,269
		5,600,469
Germany — 3.2%
Aroundtown SA	125,980	759,958
LEG Immobilien SE	1,959	273,130
Vonovia SE	179,521	9,892,000
		10,925,088
Hong Kong — 3.8%
CK Asset Holdings, Ltd.	512,855	3,232,659
Hang Lung Properties, Ltd.	242,961	499,785
Hysan Development Co., Ltd.	156,466	483,592
Link REIT	361,773	3,185,067
Sun Hung Kai Properties, Ltd.	271,459	3,293,345
Swire Properties, Ltd.	503,688	1,262,199
Wharf Real Estate Investment Co., Ltd.	159,000	807,484
		12,764,131

See Notes to Financial Statements.

	Shares	Value
Japan — 8.1%
Activia Properties, Inc. REITΔ	662	$ 2,393,373
Daibiru Corporation	37,300	718,959
Global One Real Estate Investment Corporation REIT	853	892,342
GLP J-REITΔ	347	599,796
Heiwa Real Estate Co., Ltd.	13,013	438,596
Hulic Reit, Inc.	899	1,352,647
Ichigo Office REIT Investment Corporation	845	609,140
Japan Excellent, Inc. REIT	245	283,979
Japan Hotel REIT Investment Corporation	1,395	681,555
Japan Metropolitan Fund Invest REIT	728	627,169
Japan Real Estate Investment Corporation REITΔ	90	510,897
Keihanshin Building Co., Ltd.	39,700	539,312
Kenedix Retail REIT Corporation	798	1,963,593
LaSalle Logiport REIT	783	1,379,315
Mitsubishi Estate Co., Ltd.	233,605	3,240,684
Mitsubishi Estate Logistics REIT Investment Corporation	88	400,998
Mitsui Fudosan Co., Ltd.	159,380	3,159,034
Mori Trust Hotel Reit, Inc.	1,095	1,182,209
Mori Trust Sogo REIT, Inc.	1,089	1,370,922
Nippon Prologis REIT, Inc.	166	586,766
Nomura Real Estate Holdings, Inc.	10,734	247,332
Nomura Real Estate Master Fund, Inc. REIT	471	662,856
One REIT, Inc.	206	540,868
Samty Residential Investment Corporation REIT	775	867,825
TOC Co., Ltd.	8,800	50,832
Tokaido REIT, Inc.*	346	334,442
Tokyu Fudosan Holdings Corporation	191,048	1,070,331
United Urban Investment Corporation REIT	609	715,756
		27,421,528
Netherlands — 0.2%
CTP NV 144A	30,640	652,324
Singapore — 2.9%
Ascott Residence Trust	566,500	432,988
CapitaLand China Trust REIT	253,978	224,275
CapitaLand Integrated Commercial Trust REIT	1,261,936	1,910,322
Capitaland Investment, Ltd.Δ*	818,645	2,071,519
City Developments, Ltd.Δ	236,218	1,193,711
Daiwa House Logistics Trust REIT*	708,044	420,329
Digital Core REIT Management Pte, Ltd.*	1,163,898	1,350,122
Hongkong Land Holdings, Ltd.	137,300	713,960
Mapletree Industrial Trust REIT	332,600	668,853
Mapletree Logistics Trust REITΔ	486,762	686,292
		9,672,371
Spain — 0.7%
Arima Real Estate SOCIMI SA REITΔ*	42,485	444,029
	Shares	Value
Inmobiliaria Colonial Socimi SA REIT*	103,807	$ 971,293
Merlin Properties Socimi SA REIT	80,237	869,324
		2,284,646
Sweden — 2.3%
Castellum ABΔ	67,438	1,813,423
Fabege AB	165,649	2,772,407
Fastighets AB Balder, B Shares*	31,517	2,268,090
Nyfosa AB	49,417	850,546
Sagax AB, B Shares	7,018	236,068
		7,940,534
Switzerland — 0.2%
PSP Swiss Property AG	5,742	715,540
United Kingdom — 5.5%
Big Yellow Group PLC REIT	53,921	1,245,850
British Land Co. PLC (The) REIT	511,699	3,677,760
Derwent London PLC REIT	32,829	1,517,479
Grainger PLC	537,296	2,290,860
Hammerson PLC REIT	667,878	296,514
Life Science Reit PLC REIT*	230,500	315,893
PRS REIT PLC (The)	252,691	376,233
Safestore Holdings PLC REIT	25,891	493,781
Segro PLC REIT	196,623	3,823,088
Sirius Real Estate, Ltd.	226,567	433,631
Target Healthcare REIT PLC	203,541	325,094
Tritax Big Box REIT PLC	303,390	1,022,527
Tritax EuroBox PLC 144A	411,616	648,577
UNITE Group PLC (The) REIT	104,115	1,564,971
Urban Logistics REIT PLC	220,591	555,361
		18,587,619
Total Foreign Common Stocks (Cost $116,907,860)		126,041,938
MONEY MARKET FUNDS — 3.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø∞	9,831,569	9,831,569
Northern Institutional Liquid Assets Portfolio (Shares), 0.04%Ø§	67,622	67,622
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	17,660	17,660
Total Money Market Funds (Cost $9,916,851)		9,916,851
TOTAL INVESTMENTS — 99.6% (Cost $279,694,723)		335,719,219
Other Assets in Excess of Liabilities — 0.4%		1,515,352
NET ASSETS — 100.0%		$337,234,571
See Notes to Financial Statements.

GLOBAL REAL ESTATE SECURITIES FUND
SCHEDULE OF INVESTMENTS (Continued)
Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
S&P MidCap 400 Index E-Mini	03/2022	41	$11,634,570	$229,185
VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks	$199,760,430	$199,760,430	$ —	$ —
Foreign Common Stocks:
Germany	10,925,088	—	10,925,088	—
Japan	27,421,528	—	27,421,528	—
Spain	2,284,646	444,029	1,840,617	—
Sweden	7,940,534	—	7,940,534	—
Switzerland	715,540	—	715,540	—
Other ^^	76,754,602	76,754,602	—	—
Total Foreign Common Stocks	126,041,938	77,198,631	48,843,307	—
Money Market Funds	9,916,851	9,916,851	—	—
Total Assets - Investments in Securities	$335,719,219	$286,875,912	$48,843,307	$ —
Other Financial Instruments***
Futures Contracts	$ 229,185	$ 229,185	$ —	$ —
Total Assets - Other Financial Instruments	$ 229,185	$ 229,185	$ —	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding" disclosure.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2021
Global Real Estate Securities Fund
Assets
Investments in securities of unaffiliated issuers, at value	$325,887,650
Investments in securities of affiliated issuers, at value	9,831,569
Total investments, at value(1), (2)	335,719,219
Deposits with broker for futures contracts	508,999
Foreign currency(3)	287,688
Receivables:
Dividends and reclaims	1,019,101
Securities lending	3,503
Investment securities sold	995,856
Fund shares sold	287,277
Prepaid expenses and other assets	10,810
Total Assets	338,832,453
Liabilities
Collateral held for securities on loan, at value	67,622
Payables:
Investment securities purchased	955,033
Fund shares redeemed	275,089
Accrued expenses:
Investment advisory fees	186,007
Shareholder servicing fees	23,785
Trustee fees	413
Other expenses	89,933
Total Liabilities	1,597,882
Net Assets	$337,234,571
Net Assets Consist of:
Paid-in-capital	$285,910,589
Distributable earnings (loss)	51,323,982
Net Assets	$337,234,571
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$218,704,581
Institutional shares outstanding	18,967,834
Net asset value, offering and redemption price per Institutional share	$ 11.53
Net assets applicable to the Investor Class	$118,529,990
Investor shares outstanding	10,237,273
Net asset value, offering and redemption price per Investor share	$ 11.58

(1)Investments in securities of unaffiliated issuers, at cost	$269,863,154
Investments in securities of affiliated issuers, at cost	9,831,569
Total investments, at cost	$279,694,723
(2)Includes securities loaned of:	$ 24,651,876
(3)Foreign currency, at cost	$ 286,589
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2021
Global Real Estate Securities Fund
Investment Income
Dividends	$ 7,426,420
Securities lending, net	54,074
Less foreign taxes withheld	(338,446)
Total Investment Income	7,142,048
Expenses
Investment advisory fees	2,024,950
Transfer agent fees:
Institutional shares	4,732
Investor shares	18,745
Custodian fees	116,972
Shareholder servicing fees:
Investor shares	247,061
Accounting and administration fees	47,591
Professional fees	100,199
Shareholder reporting fees:
Institutional shares	1,932
Investor shares	7,474
Trustees expenses	3,287
Line of credit facility fees	2,183
Other expenses	97,337
Total Expenses	2,672,463
Fees paid indirectly	(14,188)
Net Expenses	2,658,275
Net Investment Income	4,483,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	38,583,247
Futures transactions	1,823,778
Foreign currency	(21,452)
Net realized gain	40,385,573
Net change in unrealized appreciation (depreciation) on:
Investment securities	32,562,785
Futures	128,267
Foreign currency	(9,413)
Net change in unrealized appreciation (depreciation)	32,681,639
Net Realized and Unrealized Gain	73,067,212
Net Increase in Net Assets Resulting from Operations	$77,550,985

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Global Real Estate Securities Fund
	For the Year Ended
	12/31/21	12/31/20

Operations:
Net investment income	$ 4,483,773	$ 4,368,630
Net realized gain (loss) on investment securities, foreign currency and derivatives	40,385,573	(17,765,105)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	32,681,639	1,257,093
Net increase (decrease) in net assets resulting from operations	77,550,985	(12,139,382)
Distributions to Shareholders:
Institutional shares	(13,454,207)	(4,221,953)
Investor shares	(6,736,082)	(2,121,821)
Total distributions	(20,190,289)	(6,343,774)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	23,655,678	30,682,021
Investor shares	28,230,636	17,283,750
Reinvestment of dividends and distributions
Institutional shares	13,303,961	4,189,261
Investor shares	6,696,269	2,106,503
Total proceeds from shares sold and reinvested	71,886,544	54,261,535
Value of shares redeemed
Institutional shares	(32,747,061)	(9,850,171)
Investor shares	(15,702,833)	(33,326,479)
Total value of shares redeemed	(48,449,894)	(43,176,650)
Net increase from capital share transactions(1)	23,436,650	11,084,885
Total increase (decrease) in net assets	80,797,346	(7,398,271)
Net Assets:
Beginning of Year	256,437,225	263,835,496
End of Year	$337,234,571	$256,437,225

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income, Net	Portfolio Turnover Rate
Global Real Estate Securities Fund
Institutional Class
2021	$ 9.47	$0.17	$ 2.63	$ 2.80	$(0.40)	$(0.34)	$(0.74)	$11.53	29.97%	$218,705	0.79%(1)	0.80%	1.59%	105%
2020	10.21	0.18	(0.67)	(0.49)	(0.18)	(0.07)	(0.25)	9.47	(4.54)	175,384	0.86(1)	0.87	1.98	141
2019	8.83	0.22	1.95	2.17	(0.61)	(0.18)	(0.79)	10.21	24.87	159,523	0.82(1)	0.83	2.13	118
2018	9.69	0.21	(0.65)	(0.44)	(0.42)	—	(0.42)	8.83	(4.70)	133,341	0.86(1)	0.87	2.26	128
2017	9.10	0.27	0.73	1.00	(0.41)	—	(0.41)	9.69	11.05	133,656	0.87(1)	0.88	2.86	138
Investor Class
2021	$ 9.51	$0.14	$ 2.64	$ 2.78	$(0.37)	$(0.34)	$(0.71)	$11.58	29.61%	$118,530	1.07%(1)	1.08%	1.31%	105%
2020	10.25	0.15	(0.67)	(0.52)	(0.15)	(0.07)	(0.22)	9.51	(4.79)	81,053	1.13(1)	1.14	1.68	141
2019	8.87	0.19	1.95	2.14	(0.58)	(0.18)	(0.76)	10.25	24.42	104,312	1.09(1)	1.10	1.87	118
2018	9.72	0.19	(0.65)	(0.46)	(0.39)	—	(0.39)	8.87	(4.86)	82,133	1.14(1)	1.15	1.97	128
2017	9.13	0.24	0.73	0.97	(0.38)	—	(0.38)	9.72	10.72	97,741	1.12(1)	1.13	2.56	138

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Global Real Estate Securities Fund includes the effect of fees paid indirectly which decreased the ratio by 0.01% for the years 2017, 2018, 2019, 2020 and 2021.

See Notes to Financial Statements.

Strategic Alternatives Fund (Unaudited)
The Fund combines multiple strategies that, in aggregate, seek to provide absolute returns with both lower volatility than and low correlation to traditional equity and fixed income markets. The Investor Class of the Fund outperformed its benchmark, the Bloomberg 1-3 Month US Treasury Bill Index, for the one-year period ended December 31, 2021 (4.57% versus 0.04%).
During the year, the Fund allocated its assets among five principal investment strategies –long-short equity, options equity, currency trading, relative value and global macro – but suspended activity, including selling all positions, in the options equity strategy in the second quarter. For 2021, all strategies except for global macro contributed to performance.
The most additive investment strategy to the Fund’s performance during the year was the long-short equity strategy. The strategy benefitted from the retreat of high-beta stocks, which had been bid up during the “vaccine rally” of late 2020.
The currency strategy was also additive, primarily due to its high-conviction long position in the U.S. dollar against the euro and Canadian dollar.
This Fund may be suitable for investors who have a short- to medium-term investment horizon, can accept short-term fluctuations in account value and would like to diversify their portfolio with an alternatives investment option. The alternative investment strategies that the Fund pursues are complex and may involve greater risk than traditional investments (stocks, bonds and cash). The performance of alternative investments is not expected to correlate closely with more traditional investments; however, it is possible that alternative investments will decline in value along with equity or fixed income markets, or both, or that they may not otherwise perform in accordance with expectations. Alternative investments can be highly volatile, are often less liquid, particularly in periods of stress, are generally more complex and less transparent and may have more complicated tax profiles than traditional investments. In addition, the performance of alternative investments may be more dependent on a sub-adviser’s experience and skill than traditional investments. The use of alternative investments may not achieve the desired effect. Securities of foreign issuers may be negatively impacted by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries, and they also may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Derivatives involve different risks from, and in some respects greater risks than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged, so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Short sales involve selling a security the Fund does not own in anticipation that the security will decline in price. Short sales expose the Fund to the risk that it will required to buy the security sold short (also known as “covering” the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Fund. The Fund’s potential loss on a short position is limited only by the maximum attainable price of the security less the price at which the security was sold by the Fund. Therefore, in theory, stocks sold short have unlimited risk. The Fund’s use of short sales in effect “leverages” the Fund. The use of leverage may magnify the Fund’s gains or losses, and leverage also creates interest expense that may lower the Fund’s overall returns. The Fund’s currency investment strategy may be impacted by currency exchange rates, which can fluctuate significantly over short or extended periods of time. These changes may be caused by governmental or political factors that affect the value of what the Fund owns and its share price. It is possible to lose money by investing in the Fund.

Strategic Alternatives Fund (Unaudited)
At December 31, 2021, the portfolio holdings of the Fund, as a percentage of net assets, is shown in the following table. Portfolio holdings are subject to risk and may change at any time.
%
Money Market Funds	38.0
U.S. Treasury Obligations	29.0
Corporate Bonds	14.3
Financials	2.6
Materials	1.9
Information Technology	1.4
Consumer Discretionary	1.4
Mortgage-Backed Securities	1.0
Consumer Staples	0.9
Foreign Bonds	0.4
Industrials	0.3
Utilities	0.1
Mutual Funds	0.1
Purchased Options	—**
Communication Services	—**
Rights	—**
Foreign Common Stocks Sold Short	(0.2)
Written Options	(0.3)
Common Stocks Sold Short	(5.0)
85.9
**Rounds to less than 0.05%

Strategic Alternatives Fund (Unaudited)
Average Annual Total Returns as of 12/31/21
	Institutional Class*	Investor Class*	Benchmark**
One Year	4.96%	4.57%	0.04%
Five Year	N/A	N/A	N/A
Ten Year	N/A	N/A	N/A
Since Inception	2.47%	2.16%	1.20%
Inception Date	06/30/17	06/30/17
Total Fund Operating Expenses (May 1, 2021 Prospectus)(1)	1.30%	1.56%

(1)	Current information regarding the Fund’s Operating Expenses can be found in the Financial Highlights.
The performance data quoted represents past performance and does not guarantee future results. Current performance may be lower or higher. Performance data current to the most recent month-end may be obtained at GuideStoneFunds.com. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The graph illustrates the results of a hypothetical $10,000 investment in the Investor Class of the Fund since June 30, 2017 (commencement of operations), with all dividends and capital gains reinvested, with the Bloomberg 1-3 Month US Treasury Bill Index.
*These returns reflect investment advisory and shareholder servicing fee waivers, if applicable, during the reported time periods.
**Unlike a mutual fund, the performance of an index assumes no taxes, transaction costs, management fees or other expenses.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS
December 31, 2021
	Par	Value
CORPORATE BONDS — 14.3%
2U, Inc.
2.25%, 05/01/25‡‡ CONV	$314,000	$333,566
8x8, Inc.
0.50%, 02/01/24‡‡ CONV	250,000	249,855
Affirm Holdings, Inc.
0.00%, 11/15/26 144A Ω CONV	270,000	244,080
Air Transport Services Group, Inc.
1.13%, 10/15/24‡‡ CONV	500,000	558,750
Alphatec Holdings, Inc.
0.75%, 08/01/26 144A ‡‡ CONV	210,000	204,488
Apollo Commercial Real Estate Finance, Inc. REIT
5.38%, 10/15/23 CONV	920,000	940,700
Array Technologies, Inc.
1.00%, 12/01/28 144A CONV	108,000	102,654
Avaya Holdings Corporation
2.25%, 06/15/23‡‡ CONV	393,000	415,990
Avid SPV LLC
1.25%, 03/15/26 144A ‡‡ CONV	225,000	352,125
Bentley Systems, Inc.
0.38%, 07/01/27 144A ‡‡ CONV	313,000	289,525
Beyond Meat, Inc.
0.37%, 03/15/27 144A Ω ‡‡ CONV	289,000	201,751
BigCommerce Holdings, Inc.
0.25%, 10/01/26 144A ‡‡ CONV	354,000	316,157
Bloom Energy Corporation
2.50%, 08/15/25 CONV	242,000	376,644
Burlington Stores, Inc.
2.25%, 04/15/25‡‡ CONV	400,000	596,250
Cable One, Inc.
1.13%, 03/15/28 144A ‡‡ CONV	503,000	500,397
Callaway Golf Co.
2.75%, 05/01/26‡‡ CONV	264,000	456,225
Centennial Resource Production LLC
3.25%, 04/01/28‡‡ CONV	500,000	624,687
Ceridian HCM Holding, Inc.
0.25%, 03/15/26 144A ‡‡ CONV	428,000	449,229
Cheesecake Factory, Inc. (The)
0.38%, 06/15/26‡‡ CONV	285,000	256,678
Chefs' Warehouse, Inc. (The)
1.88%, 12/01/24‡‡ CONV	500,000	534,687
Chegg, Inc.
0.00%, 09/01/26Ω CONV	498,000	414,585
Cheniere Energy, Inc.
4.25%, 03/15/45‡‡ CONV	604,000	511,316
Coherus Biosciences, Inc.
1.50%, 04/15/26‡‡ CONV	512,000	566,080
Coinbase Global, Inc.
0.50%, 06/01/26 144A ‡‡ CONV	314,000	337,707
Confluent, Inc.
0.00%, 01/15/27 144A Ω CONV	200,000	217,750
CryoPort, Inc.
0.75%, 12/01/26 144A CONV	108,000	99,790
Danimer Scientific, Inc.
3.25%, 12/15/26 144A CONV	301,000	318,488
	Par	Value
DigitalOcean Holdings, Inc.
0.00%, 12/01/26 144A Ω CONV	$ 216,000	$ 192,110
DISH Network Corporation
3.38%, 08/15/26‡‡ CONV	600,000	569,432
Enphase Energy, Inc.
1.86%, 03/01/28 144A Ω ‡‡ CONV	707,000	732,805
Envestnet, Inc.
1.75%, 06/01/23‡‡ CONV	250,000	315,313
Everbridge, Inc.
0.13%, 12/15/24‡‡ CONV	250,000	243,906
Exact Sciences Corporation
0.38%, 03/15/27‡‡ CONV	500,000	511,250
Fastly, Inc.
2.64%, 03/15/26 144A Ω ‡‡ CONV	712,000	585,620
Flexion Therapeutics, Inc.
3.38%, 05/01/24 CONV	98,000	98,494
FTI Consulting, Inc.
2.00%, 08/15/23‡‡ CONV	325,000	504,725
fuboTV, Inc.
3.25%, 02/15/26 144A ‡‡ CONV	629,000	512,242
GoPro, Inc.
1.25%, 11/15/25 144A ‡‡ CONV	220,000	289,232
Gossamer Bio, Inc.
5.00%, 06/01/27‡‡ CONV	510,000	499,800
Granite Point Mortgage Trust, Inc. REIT
6.38%, 10/01/23‡‡ CONV	1,425,000	1,459,770
Greenbrier Cos., Inc. (The)
2.88%, 04/15/28 144A ‡‡ CONV	519,000	567,007
Groupon, Inc.
1.13%, 03/15/26 144A ‡‡ CONV	493,000	390,702
Haemonetics Corporation
3.70%, 03/01/26 144A Ω CONV	430,000	361,684
Halozyme Therapeutics, Inc.
0.25%, 03/01/27 144A ‡‡ CONV	697,000	624,251
Helix Energy Solutions Group, Inc.
4.13%, 09/15/23 CONV	193,000	185,763
6.75%, 02/15/26‡‡ CONV	250,000	249,375
i3 Verticals LLC
1.00%, 02/15/25‡‡ CONV	593,000	552,261
II-VI, Inc.
0.25%, 09/01/22‡‡ CONV	250,000	370,625
Impinj, Inc.
1.13%, 05/15/27 144A CONV	32,000	35,082
Infinera Corporation
2.13%, 09/01/24‡‡ CONV	400,000	475,600
Innoviva, Inc.
2.13%, 01/15/23‡‡ CONV	520,000	568,100
Insmed, Inc.
0.75%, 06/01/28‡‡ CONV	613,000	667,250
Ionis Pharmaceuticals, Inc.
0.13%, 12/15/24‡‡ CONV	500,000	449,375
iStar, Inc. REIT
3.13%, 09/15/22‡‡ CONV	300,000	564,930

See Notes to Financial Statements.

	Par	Value
Jamf Holding Corporation
0.13%, 09/01/26 144A ‡‡ CONV	$ 316,000	$ 329,233
Jazz Investments I, Ltd.
2.00%, 06/15/26 CONV	500,000	566,875
Kaman Corporation
3.25%, 05/01/24‡‡ CONV	365,000	378,505
Liberty TripAdvisor Holdings, Inc.
0.50%, 06/30/51 144A ‡‡ CONV	500,000	407,800
Ligand Pharmaceuticals, Inc.
0.75%, 05/15/23‡‡ CONV	500,000	500,312
LivePerson, Inc.
2.95%, 12/15/26Ω CONV	370,000	313,797
Lucid Group, Inc.
1.25%, 12/15/26 144A CONV	325,000	321,653
Lumentum Holdings, Inc.
0.50%, 12/15/26‡‡ CONV	204,000	254,745
MACOM Technology Solutions Holdings, Inc.
0.25%, 03/15/26 144A ‡‡ CONV	350,000	411,469
Magnite, Inc.
0.25%, 03/15/26 144A ‡‡ CONV	962,000	755,170
Marathon Digital Holdings, Inc.
1.00%, 12/01/26 144A CONV	323,000	260,847
Meritor, Inc.
3.25%, 10/15/37‡‡ CONV	315,000	343,760
MFA Financial, Inc. REIT
6.25%, 06/15/24‡‡ CONV	1,154,000	1,200,160
MGIC Investment Corporation
9.00%, 04/01/63 144A ‡‡ CONV	602,000	809,690
MicroStrategy, Inc.
4.54%, 02/15/27 144A Ω ‡‡ CONV	667,000	484,442
Mitek Systems, Inc.
0.75%, 02/01/26 144A ‡‡ CONV	360,000	395,732
NCL Corporation, Ltd.
1.13%, 02/15/27 144A CONV	264,000	248,503
New Relic, Inc.
0.50%, 05/01/23‡‡ CONV	483,000	576,605
NRG Energy, Inc.
2.75%, 06/01/48‡‡ CONV	600,000	714,780
OSI Systems, Inc.
1.25%, 09/01/22‡‡ CONV	445,000	456,994
Patrick Industries, Inc.
1.75%, 12/01/28 144A CONV	217,000	226,169
Pebblebrook Hotel Trust REIT
1.75%, 12/15/26‡‡ CONV	587,000	649,310
Peloton Interactive, Inc.
3.63%, 02/15/26 144A Ω CONV	377,000	321,393
PennyMac Corporation REIT
5.50%, 11/01/24‡‡ CONV	500,000	501,875
5.50%, 03/15/26 144A CONV	1,000,000	980,000
Perficient, Inc.
0.13%, 11/15/26 144A CONV	53,000	50,419
Porch Group, Inc.
0.75%, 09/15/26 144A ‡‡ CONV	322,000	308,734
	Par	Value
PRA Group, Inc.
3.50%, 06/01/23‡‡ CONV	$500,000	$584,687
Progress Software Corporation
1.00%, 04/15/26 144A ‡‡ CONV	376,000	391,805
Q2 Holdings, Inc.
0.75%, 06/01/26‡‡ CONV	274,000	308,517
Realogy Group LLC
0.25%, 06/15/26 144A ‡‡ CONV	424,000	419,528
RealReal, Inc. (The)
1.00%, 03/01/28 144A ‡‡ CONV	494,000	407,007
Redfin Corporation
0.50%, 04/01/27 144A ‡‡ CONV	589,000	480,683
Redwood Trust, Inc. REIT
5.63%, 07/15/24‡‡ CONV	228,000	231,135
Royal Caribbean Cruises, Ltd.
4.25%, 06/15/23 CONV	467,000	596,592
RWT Holdings, Inc.
5.75%, 10/01/25‡‡ CONV	890,000	914,475
Sabre GLBL, Inc.
4.00%, 04/15/25‡‡ CONV	350,000	479,278
SoFi Technologies, Inc.
0.00%, 10/15/26 144A Ω CONV	322,000	334,091
Spirit Airlines, Inc.
1.00%, 05/15/26‡‡ CONV	324,000	280,921
Splunk, Inc.
1.13%, 06/15/27‡‡ CONV	322,000	301,875
Spotify U.S.A., Inc.
2.01%, 03/15/26 144A Ω ‡‡ CONV	524,000	475,216
Stride, Inc.
1.13%, 09/01/27 CONV	536,000	524,139
Summit Hotel Properties, Inc. REIT
1.50%, 02/15/26‡‡ CONV	500,000	524,000
Sunnova Energy International, Inc.
0.25%, 12/01/26 144A ‡‡ CONV	419,000	435,781
Sunrun, Inc.
0.00%, 02/01/26 144A Ω ‡‡ CONV	608,000	476,534
Travere Therapeutics, Inc.
2.50%, 09/15/25‡‡ CONV	524,000	578,706
Two Harbors Investment Corporation REIT
6.25%, 01/15/26‡‡ CONV	480,000	486,000
Unity Software, Inc.
0.00%, 11/15/26 144A Ω CONV	271,000	248,643
Upwork, Inc.
0.25%, 08/15/26 144A ‡‡ CONV	322,000	296,561
Verint Systems, Inc.
0.25%, 04/15/26 144A ‡‡ CONV	524,000	560,366
Vocera Communications, Inc.
0.50%, 09/15/26 144A ‡‡ CONV	673,000	856,465
Vroom, Inc.
0.75%, 07/01/26 144A ‡‡ CONV	375,000	236,250
Winnebago Industries, Inc.
1.50%, 04/01/25‡‡ CONV	375,000	502,091
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Par	Value
WisdomTree Investments, Inc.
4.25%, 06/15/23 CONV	$ 450,000	$ 541,687
3.25%, 06/15/26 144A CONV	104,000	100,817
Workiva, Inc.
1.13%, 08/15/26‡‡ CONV	500,000	884,924
Ziff Davis, Inc.
1.75%, 11/01/26 144A CONV	300,000	372,228
Zillow Group, Inc.
2.75%, 05/15/25‡‡ CONV	325,000	419,933
Zogenix, Inc.
2.75%, 10/01/27 CONV	350,000	346,605
Total Corporate Bonds (Cost $50,161,315)		50,413,370
FOREIGN BONDS — 0.4%
Cameroon — 0.1%
Golar LNG, Ltd.
2.75%, 02/15/22‡‡ CONV	300,000	300,912
Jersey — 0.2%
Encore Capital Europe Finance, Ltd.
4.50%, 09/01/23‡‡ CONV	366,000	542,595
Norway — 0.1%
SFL Corporation, Ltd.
4.88%, 05/01/23‡‡ CONV	427,000	435,044
Turkey — 0.0%
Turkey Government Bond
12.20%, 01/18/23(T)	10,000	693
Total Foreign Bonds (Cost $1,150,229)		1,279,244
MORTGAGE-BACKED SECURITIES — 1.0%
Federal Home Loan Mortgage Corporation REMIC, Series 4248
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.89%, 09/15/43† IO	279,598	46,960
Federal Home Loan Mortgage Corporation REMIC, Series 4468
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 5.99%, 05/15/45† IO	291,801	52,855
Federal Home Loan Mortgage Corporation REMIC, Series 4583
(Floating, 6.00% - ICE LIBOR USD 1M, 6.00% Cap), 5.89%, 05/15/46† IO	714,029	117,966
Federal Home Loan Mortgage Corporation REMIC, Series 4905
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.00%, 08/25/49† IO	452,794	77,473
Federal Home Loan Mortgage Corporation REMIC, Series 4991
5.00%, 07/25/50 IO	1,273,377	215,823
Federal Home Loan Mortgage Corporation REMIC, Series 5009
2.00%, 09/25/50 IO	956,859	112,022
	Par	Value
Federal Home Loan Mortgage Corporation REMIC, Series 5012
4.00%, 09/25/50 IO	$ 205,567	$ 33,433
Federal Home Loan Mortgage Corporation REMIC, Series 5020
3.00%, 08/25/50 IO	371,931	57,942
Federal National Mortgage Association REMIC, Series 2012-115
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.00%, 10/25/42† IO	300,503	49,876
Federal National Mortgage Association REMIC, Series 2017-31
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.00%, 05/25/47† IO	408,690	72,525
Federal National Mortgage Association REMIC, Series 2017-86
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 11/25/47† IO	531,812	96,676
Federal National Mortgage Association REMIC, Series 2018-17
(Floating, 3.45% - ICE LIBOR USD 1M, 2.50% Cap), 2.50%, 03/25/48† IO	2,307,828	173,848
Federal National Mortgage Association REMIC, Series 2018-8
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 02/25/48† IO	255,719	38,466
Federal National Mortgage Association REMIC, Series 2020-38
4.00%, 06/25/50 IO	1,092,115	164,073
Federal National Mortgage Association REMIC, Series 2020-49
4.00%, 07/25/50 IO	476,855	76,754
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.00%, 07/25/50† IO	582,208	126,985
Federal National Mortgage Association REMIC, Series 2020-60
4.00%, 09/25/50 IO	190,912	29,072
Federal National Mortgage Association REMIC, Series 2020-62
4.00%, 06/25/48 IO	633,763	115,031
Federal National Mortgage Association STRIP, Series 405
(Floating, 5.05% - ICE LIBOR USD 1M, 5.05% Cap), 4.95%, 10/25/40† IO	684,244	112,841

See Notes to Financial Statements.

	Par	Value
Government National Mortgage Association, Series 2015-110
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.60%, 08/20/45† IO	$ 160,316	$ 25,960
Government National Mortgage Association, Series 2016-109
4.00%, 10/20/45 IO	128,156	12,964
Government National Mortgage Association, Series 2018-124
(Floating, 6.20% - ICE LIBOR USD 1M, 6.20% Cap), 6.10%, 09/20/48† IO	473,941	85,644
Government National Mortgage Association, Series 2018-139
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 10/20/48† IO	198,794	26,642
Government National Mortgage Association, Series 2018-7
(Floating, 5.70% - ICE LIBOR USD 1M, 5.70% Cap), 5.60%, 01/20/48† IO	403,784	71,290
Government National Mortgage Association, Series 2019-1
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.95%, 01/20/49† IO	221,464	29,740
Government National Mortgage Association, Series 2019-110
6.00%, 09/20/49† IO	714,931	99,416
Government National Mortgage Association, Series 2019-111
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 01/20/49† IO	612,939	97,055
Government National Mortgage Association, Series 2019-151
3.50%, 10/20/49 IO	969,577	80,445
3.50%, 12/20/49 IO	544,018	58,985
Government National Mortgage Association, Series 2019-153
4.00%, 12/20/49 IO	2,808,440	372,300
Government National Mortgage Association, Series 2019-20
(Floating, 3.79% - ICE LIBOR USD 1M, 3.79% Cap), 3.69%, 02/20/49† IO	524,895	36,000
Government National Mortgage Association, Series 2019-6
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.95%, 01/20/49† IO	185,803	28,297
Government National Mortgage Association, Series 2019-69
(Floating, 3.27% - ICE LIBOR USD 1M, 3.27% Cap), 3.17%, 06/20/49† IO	208,006	17,315
	Par	Value
Government National Mortgage Association, Series 2019-97
(Floating, 6.10% - ICE LIBOR USD 1M, 6.10% Cap), 6.00%, 08/20/49† IO	$297,486	$ 36,841
Government National Mortgage Association, Series 2020-146
2.50%, 10/20/50 IO	386,682	48,751
Government National Mortgage Association, Series 2020-21
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.95%, 02/20/50† IO	405,804	63,844
Government National Mortgage Association, Series 2020-55
3.50%, 04/20/50 IO	385,178	46,441
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.95%, 04/20/50† IO	627,903	110,637
Government National Mortgage Association, Series 2020-61
(Floating, 6.44% - ICE LIBOR USD 1M, 6.44% Cap), 6.34%, 07/20/43† IO	626,071	111,470
(Floating, 6.05% - ICE LIBOR USD 1M, 6.05% Cap), 5.95%, 08/20/49† IO	949,745	127,456
Government National Mortgage Association, Series 2020-78
4.00%, 06/20/50 IO	743,299	77,529
(Floating, 6.15% - ICE LIBOR USD 1M, 6.15% Cap), 6.05%, 06/20/50† IO	953,986	153,782
Government National Mortgage Association, Series 2020-79
4.00%, 06/20/50 IO	199,105	23,839
Total Mortgage-Backed Securities (Cost $4,164,889)		3,613,264

	Number of Contracts	Notional Amount
PURCHASED OPTIONS — 0.0%
Call Swaptions — 0.0%
Pay 1-Day SONIA (Annually); Receive 0.42% (Annually); Interest Rate Swap Maturing 10/10/2023 GBP, Strike Price $0.42, Expires 10/10/22 (CITI)	1	$8,270,000	3,114
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Pay 1-Day SONIA (Annually); Receive 0.46% (Annually); Interest Rate Swap Maturing 10/10/2023 GBP, Strike Price $0.46, Expires 10/10/22 (CITI)	1	$ 7,550,000	$ 3,236
Pay 1-Day SONIA (Annually); Receive 0.52% (Annually); Interest Rate Swap Maturing 11/15/2023 GBP, Strike Price $0.52, Expires 11/15/22 (CITI)	1	8,700,000	5,171
Pay 1-Day SONIA (Annually); Receive 0.54% (Annually); Interest Rate Swap Maturing 11/16/2023 GBP, Strike Price $0.54, Expires 11/16/22 (MSCS)	1	7,920,000	5,149
Pay 3-Month LIBOR (Quarterly); Receive 0.47% (Semiannually); Interest Rate Swap Maturing 2/24/2025 USD, Strike Price $0.47, Expires 02/22/22 (CITI)	1	7,540,000	115
Pay 3-Month LIBOR (Quarterly); Receive 0.61% (Semiannually); Interest Rate Swap Maturing 1/11/2025 USD, Strike Price $0.61, Expires 01/07/22 (CITI)	1	7,340,000	—
			16,785
Put Swaption — 0.0%
Pay 0.37% (Annually); Receive 1-Month IBOR (Annually); Interest Rate Swap Maturing 5/30/2042 JPY, Strike Price $0.37, Expires 05/26/22 (BAR)	1	195,390,000	15,092
Total Purchased Options (Premiums paid $115,308)			31,877

	Par	Value
U.S. TREASURY OBLIGATIONS — 29.0%
U.S. Treasury Bills
0.02%, 01/13/22Ω	$ 4,300,000	$ 4,299,988
0.03%, 01/20/22Ω	4,300,000	4,299,985
0.04%, 01/27/22Ω	4,300,000	4,299,935
0.04%, 02/10/22Ω	4,300,000	4,299,875
0.04%, 02/17/22Ω	4,300,000	4,299,866
0.04%, 03/03/22Ω	4,300,000	4,299,700
0.05%, 03/10/22Ω	4,300,000	4,299,704
0.03%, 03/17/22Ω	4,300,000	4,299,562
0.05%, 03/24/22Ω	4,300,000	4,299,513
0.03%, 04/07/22Ω	4,300,000	4,299,237
0.07%, 04/28/22Ω	29,500,000	29,493,286
0.12%, 06/16/22Ω	29,500,000	29,483,033
Total U.S. Treasury Obligations (Cost $101,974,063)		101,973,684

	Shares
COMMON STOCKS — 6.5%
Communication Services — 0.0%
Escrow NII Holdings, Inc.††† *	76,167	19,803
Consumer Discretionary — 1.4%
Advance Auto Parts, Inc.	584	140,090
Amazon.com, Inc.*	70	233,404
American Eagle Outfitters, Inc.	9,998	253,149
AutoNation, Inc.*	639	74,667
AutoZone, Inc.*	151	316,555
Best Buy Co., Inc.	4,107	417,271
Chewy, Inc. Class A*	2,662	156,978
Dick's Sporting Goods, Inc.	2,331	268,042
Etsy, Inc.*	677	148,222
Floor & Decor Holdings, Inc. Class A*	286	37,183
Foot Locker, Inc.	5,118	223,298
Genuine Parts Co.	379	53,136
Home Depot, Inc. (The)	117	48,556
Kohl’s Corporation	508	25,090
Lithia Motors, Inc.	521	154,711
Lowe’s Cos., Inc.	756	195,411
Murphy U.S.A., Inc.	447	89,060
O’Reilly Automotive, Inc.*	489	345,347
Ollie's Bargain Outlet Holdings, Inc.*	669	34,246
Penske Automotive Group, Inc.	1,049	112,474
Pool Corporation	366	207,156
Target Corporation	3,002	694,783
Tractor Supply Co.	538	128,367
Ulta Beauty, Inc.*	431	177,719
Williams-Sonoma, Inc.	2,055	347,562
		4,882,477
Consumer Staples — 0.8%
Albertsons Cos., Inc. Class A	4,537	136,972
BJ's Wholesale Club Holdings, Inc.*	696	46,611
Casey’s General Stores, Inc.	1,162	229,321
Church & Dwight Co., Inc.	1,736	177,940

See Notes to Financial Statements.

	Shares	Value
Colgate-Palmolive Co.	4,853	$ 414,155
Costco Wholesale Corporation	481	273,064
Estee Lauder Cos., Inc. (The) Class A	121	44,794
Nu Skin Enterprises, Inc. Class A	1,299	65,924
Procter & Gamble Co. (The)	3,192	522,147
Sprouts Farmers Market, Inc.*	6,821	202,447
Walmart, Inc.	4,911	710,573
		2,823,948
Financials — 1.1%
Aflac, Inc.	4,441	259,310
Alleghany Corporation*	149	99,471
Allstate Corporation (The)	7,489	881,081
Arch Capital Group, Ltd.*	1,765	78,454
Brighthouse Financial, Inc.*	532	27,558
Brown & Brown, Inc.	876	61,565
Cincinnati Financial Corporation	2,088	237,886
CNA Financial Corporation	1,815	80,005
CNO Financial Group, Inc.	2,794	66,609
Erie Indemnity Co. Class A	1,022	196,898
Fidelity National Financial, Inc.	2,473	129,041
First American Financial Corporation	2,112	165,222
Globe Life, Inc.	2,511	235,331
Hanover Insurance Group, Inc. (The)	919	120,444
Kinsale Capital Group, Inc.	535	127,271
Markel Corporation*	159	196,206
Mercury General Corporation	5,587	296,446
Old Republic International Corporation	3,638	89,422
Primerica, Inc.	1,244	190,668
Selective Insurance Group, Inc.	1,040	85,218
Travelers Cos., Inc. (The)	912	142,664
W.R. Berkley Corporation	536	44,161
		3,810,931
Information Technology — 1.3%
Amphenol Corporation Class A	520	45,479
Apple, Inc.	2,971	527,561
Arista Networks, Inc.*	1,246	179,113
Arrow Electronics, Inc.*	2,091	280,759
CDW Corporation	3,851	788,608
Ciena Corporation*	1,830	140,855
Cisco Systems, Inc.	8,875	562,409
Cognex Corporation	712	55,365
Dell Technologies, Inc. Class C*	488	27,411
F5, Inc.*	47	11,501
HP, Inc.	15,817	595,826
IPG Photonics Corporation*	629	108,276
Keysight Technologies, Inc.*	967	199,695
Motorola Solutions, Inc.	206	55,970
National Instruments Corporation	1,951	85,200
NetApp, Inc.	1,032	94,934
Trimble, Inc.*	689	60,074
Ubiquiti, Inc.	993	304,553
	Shares	Value
Vishay Intertechnology, Inc.	11,098	$ 242,713
VMware, Inc. Class A	215	24,914
Zebra Technologies Corporation Class A*	242	144,038
		4,535,254
Materials — 1.9%
AptarGroup, Inc.	1,423	174,289
Axalta Coating Systems, Ltd.*	1,616	53,522
Ball Corporation	5,852	563,372
Berry Global Group, Inc.*	148	10,920
Celanese Corporation	1,352	227,217
Corteva, Inc.	1,149	54,325
Eagle Materials, Inc.	278	46,276
Ecolab, Inc.	830	194,710
Element Solutions, Inc.	18,311	444,591
FMC Corporation‡‡	540	59,341
Huntsman Corporation	1,371	47,821
Ingevity Corporation*	382	27,389
Louisiana-Pacific Corporation	1,084	84,931
Mosaic Co. (The)	15,373	604,005
NewMarket Corporation	745	255,326
Newmont Corporation	1,750	108,535
Nucor Corporation	2,936	335,144
Packaging Corporation of America	4,479	609,816
Reliance Steel & Aluminum Co.	2,488	403,603
Royal Gold, Inc.	2,423	254,924
RPM International, Inc.	1,279	129,179
Sealed Air Corporation	5,507	371,557
Sensient Technologies Corporation	2,288	228,937
Sherwin-Williams Co. (The)	1,894	666,991
Silgan Holdings, Inc.	596	25,533
Steel Dynamics, Inc.	3,908	242,570
United States Steel Corporation	10,372	246,957
Valvoline, Inc.	2,636	98,297
Westlake Chemical Corporation	1,264	122,772
		6,692,850
Total Common Stocks (Cost $21,345,097)		22,765,263
FOREIGN COMMON STOCKS — 0.1%
Ireland — 0.1%
Seagate Technology Holdings PLC	668	75,471
Willis Towers Watson PLC	502	119,220
		194,691
Jersey — 0.0%
Amcor PLC	2,092	25,125
Netherlands — 0.0%
LyondellBasell Industries NV Class A	1,071	98,778
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Switzerland — 0.0%
Chubb, Ltd.	546	$ 105,547
Total Foreign Common Stocks (Cost $381,771)		424,141
PREFERRED STOCKS — 1.8%
AGNC Investment Corporation
(Variable, ICE LIBOR USD 3M + 4.70%), 6.13% †	11,804	298,169
AMG Capital Trust II
5.15%, 10/15/37 CONV	13,938	817,986
Arbor Realty Trust, Inc.
(Variable, U.S. SOFR + 5.44%), 0.00% *	11,512	292,980
Bunge, Ltd.
4.88% CONV	3,500	443,590
Cowen, Inc.
5.63% CONV	320	460,337
Fluor Corporation
6.50% 144A CONV	576	759,398
Granite Point Mortgage Trust, Inc.
(Variable, U.S. SOFR + 5.83%), 7.00% †	7,798	199,239
MFA Financial, Inc.
(Variable, ICE LIBOR USD 3M + 5.35%), 6.50% †	20,886	493,745
NCR Corporation
PIK, 5.50% CONV	250	371,925
New Residential Investment Corporation
(Variable, ICE LIBOR USD 3M + 4.97%), 6.38% †	20,512	475,058
(Variable, U.S. Treasury Yield Curve Rate CMT 5Y + 6.22%), 7.00% †	7,755	198,838
New York Community Capital Trust V
6.00%, 11/01/51 CONV	15,402	814,823
New York Mortgage Trust, Inc.
(Variable, U.S. SOFR + 6.13%), 6.88% †	11,165	274,101
RBC Bearings, Inc.
5.00%, 10/15/24 CONV	1,916	200,912
Ready Capital Corporation
7.00%, 08/15/23 CONV	11,500	309,235
Total Preferred Stocks (Cost $6,220,603)		6,410,336
FOREIGN PREFERRED STOCKS — 0.2%
Canada — 0.1%
Algonquin Power & Utilities Corporation
7.75%, 06/15/24 CONV	6,766	319,626
Jersey — 0.1%
Clarivate PLC
5.25%, 06/01/24 CONV	2,815	255,771
Total Foreign Preferred Stocks (Cost $620,160)		575,397
	Shares	Value
RIGHTS — 0.0%
Alder Biopharmaceuticals, Inc. ††† * (Cost $3,155)	3,505	$ 7,010
MUTUAL FUNDS — 0.1%
ProShares Short 20+ Year Treasury* (Cost $296,408)	17,007	271,942
MONEY MARKET FUNDS — 38.0%
GuideStone Money Market Fund, 0.00% (Institutional Class)Ø ∞	13,188,960	13,188,960
Northern Institutional U.S. Government Portfolio (Shares), 0.00%Ø	120,507,337	120,507,337
Total Money Market Funds (Cost $133,696,297)		133,696,297
TOTAL INVESTMENTS —91.4% (Cost $320,129,295)		321,461,825
COMMON STOCKS SOLD SHORT — (5.0)%
Communication Services — (0.2)%
Cable One, Inc.	(133)	(234,539)
DISH Network Corporation Class A *	(3,871)	(125,575)
fuboTV, Inc. *	(3,932)	(61,025)
Magnite, Inc. *	(3,848)	(67,340)
Spotify Technology SA *	(377)	(88,229)
TripAdvisor, Inc. *	(1,575)	(42,934)
Zillow Group, Inc. Class C *	(2,336)	(149,154)
		(768,796)
Consumer Discretionary — (0.7)%
2U, Inc. *	(4,843)	(97,199)
Burlington Stores, Inc. *	(1,122)	(327,074)
Callaway Golf Co. *	(10,414)	(285,760)
Cheesecake Factory, Inc. (The) *	(1,444)	(56,533)
Chegg, Inc. *	(916)	(28,121)
GoPro, Inc. Class A *	(18,150)	(187,127)
Groupon, Inc. *	(1,831)	(42,406)
Lucid Group, Inc. *	(3,467)	(131,919)
Norwegian Cruise Line Holdings, Ltd. *	(3,907)	(81,031)
Patrick Industries, Inc.	(1,193)	(96,263)
Peloton Interactive, Inc. Class A *	(323)	(11,550)
Porch Group, Inc. *	(7,084)	(110,440)
RealReal, Inc. (The) *	(7,060)	(81,967)
Royal Caribbean Cruises, Ltd. *	(3,944)	(303,294)
Stride, Inc. *	(5,789)	(192,947)
Vroom, Inc. *	(2,014)	(21,731)
Winnebago Industries, Inc.	(3,496)	(261,920)
		(2,317,282)
Consumer Staples — (0.1)%
Beyond Meat, Inc. *	(511)	(33,297)
Bunge, Ltd.	(1,969)	(183,826)

See Notes to Financial Statements.

	Shares	Value
Chefs' Warehouse, Inc. (The) *	(6,100)	$ (203,130)
		(420,253)
Energy — (0.1)%
Centennial Resource Development, Inc. Class A *	(61,818)	(369,671)
Helix Energy Solutions Group, Inc. *	(18,597)	(58,023)
SFL Corporation, Ltd.	(6,100)	(49,715)
		(477,409)
Financials — (0.4)%
Affiliated Managers Group, Inc.	(721)	(118,612)
Coinbase Global, Inc. Class A *	(391)	(98,676)
Cowen, Inc. Class A	(9,208)	(332,409)
Encore Capital Group, Inc. *	(6,149)	(381,914)
PRA Group, Inc. *	(5,100)	(256,071)
SoFi Technologies, Inc. *	(6,942)	(109,753)
WisdomTree Investments, Inc.	(45,565)	(278,858)
		(1,576,293)
Health Care — (0.8)%
Alphatec Holdings, Inc. *	(6,300)	(72,009)
Avid Bioservices, Inc. *	(7,545)	(220,163)
Coherus Biosciences, Inc. *	(18,509)	(295,404)
CryoPort, Inc. *	(432)	(25,561)
Exact Sciences Corporation *	(2,173)	(169,125)
Gossamer Bio, Inc. *	(22,996)	(260,085)
Haemonetics Corporation *	(494)	(26,202)
Halozyme Therapeutics, Inc. *	(3,646)	(146,606)
Innoviva, Inc. *	(12,785)	(220,541)
Insmed, Inc. *	(13,241)	(360,685)
Ionis Pharmaceuticals, Inc. *	(1,229)	(37,398)
Ligand Pharmaceuticals, Inc. *	(400)	(61,784)
Travere Therapeutics, Inc. *	(6,097)	(189,251)
Vocera Communications, Inc. *	(7,869)	(510,226)
Zogenix, Inc. *	(7,933)	(128,911)
		(2,723,951)
Industrials — (0.6)%
Air Transport Services Group, Inc. *	(8,750)	(257,075)
Array Technologies, Inc. *	(2,851)	(44,732)
Bloom Energy Corporation Class A *	(12,003)	(263,226)
Fluor Corporation *	(17,804)	(441,005)
FTI Consulting, Inc. *	(2,724)	(417,916)
Greenbrier Cos., Inc. (The)	(5,605)	(257,214)
Kaman Corporation	(1,707)	(73,657)
Meritor, Inc. *	(3,150)	(78,057)
RBC Bearings, Inc. *	(707)	(142,793)
Spirit Airlines, Inc. *	(2,651)	(57,924)
Sunrun, Inc. *	(1,115)	(38,245)
Upwork, Inc. *	(2,333)	(79,695)
		(2,151,539)
Information Technology — (1.5)%
8x8, Inc. *	(3,500)	(58,660)
Affirm Holdings, Inc. *	(562)	(56,515)
Avaya Holdings Corporation *	(5,659)	(112,048)
Bentley Systems, Inc. Class B	(1,878)	(90,764)
	Shares	Value
BigCommerce Holdings, Inc. Series 1 *	(2,183)	$ (77,213)
Ceridian HCM Holding, Inc. *	(1,957)	(204,428)
Confluent, Inc. Class A *	(1,081)	(82,415)
DigitalOcean Holdings, Inc. *	(540)	(43,378)
Enphase Energy, Inc. *	(1,458)	(266,727)
Envestnet, Inc. *	(2,270)	(180,102)
Everbridge, Inc. *	(940)	(63,290)
Fastly, Inc. Class A *	(2,095)	(74,268)
I3 Verticals, Inc. Class A *	(4,341)	(98,931)
II-VI, Inc. *	(4,052)	(276,873)
Impinj, Inc. *	(181)	(16,055)
Infinera Corporation *	(16,254)	(155,876)
Jamf Holding Corporation *	(3,476)	(132,123)
LivePerson, Inc. *	(1,961)	(70,047)
Lumentum Holdings, Inc. *	(1,546)	(163,520)
MACOM Technology Solutions Holdings, Inc. *	(2,683)	(210,079)
Marathon Digital Holdings, Inc. *	(2,476)	(81,361)
MicroStrategy, Inc. Class A *	(236)	(128,500)
Mitek Systems, Inc. *	(11,592)	(205,758)
NCR Corporation *	(5,464)	(219,653)
New Relic, Inc. *	(1,987)	(218,491)
OSI Systems, Inc. *	(1,246)	(116,127)
Perficient, Inc. *	(148)	(19,135)
Progress Software Corporation	(3,631)	(175,268)
Q2 Holdings, Inc. *	(2,014)	(159,992)
Sabre Corporation *	(28,204)	(242,272)
Splunk, Inc. *	(504)	(58,323)
Unity Software, Inc. *	(369)	(52,763)
Verint Systems, Inc. *	(4,899)	(257,247)
Workiva, Inc. *	(5,072)	(661,845)
Ziff Davis, Inc. *	(2,000)	(221,720)
		(5,251,767)
Materials — (0.0)%
Danimer Scientific, Inc. *	(16,736)	(142,591)
Real Estate — (0.4)%
iStar, Inc. REIT	(19,615)	(506,655)
Pebblebrook Hotel Trust REIT	(15,458)	(345,796)
Realogy Holdings Corporation *	(9,611)	(161,561)
Redfin Corporation *	(1,993)	(76,511)
Summit Hotel Properties, Inc. REIT *	(25,240)	(246,342)
		(1,336,865)
Utilities — (0.2)%
NRG Energy, Inc.	(6,947)	(299,277)
Sunnova Energy International, Inc. *	(7,957)	(222,159)
		(521,436)
Total Common Stocks Sold Short (Proceeds $(17,839,523))		(17,688,182)
FOREIGN COMMON STOCKS SOLD SHORT — (0.2)%
Canada — (0.1)%
Algonquin Power & Utilities Corporation	(13,918)	(201,115)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Shares	Value
Ireland — (0.1)%
Jazz Pharmaceuticals PLC *	(1,767)	$ (225,116)
Jersey — (0.0)%
Clarivate PLC *	(7,770)	(182,750)
Total Foreign Common Stocks Sold Short (Proceeds $(722,343))		(608,981)
TOTAL SECURITIES SOLD SHORT —(5.2)% (Proceeds $(18,561,866))		(18,297,163)

	Number of Contracts	Notional Amount
WRITTEN OPTIONS — (0.3)%
Call Options — (0.0)%
2U, Inc., Strike Price $20.00, Expires 01/21/22 (Evercore)	(22)	$ (44,154)	(2,365)
Avid Bioservices, Inc., Strike Price $30.00, Expires 01/21/22 (Evercore)	(21)	(61,278)	(2,520)
BigCommerce, Inc., Strike Price $55.00, Expires 01/21/22 (Evercore)	(6)	(21,222)	(54)
Burlington Stores, Inc., Strike Price $280.00, Expires 03/18/22 (Evercore)	(4)	(116,604)	(10,580)
Callaway Golf Co., Strike Price $29.00, Expires 02/18/22 (Evercore)	(30)	(82,320)	(3,450)
Enphase Energy, Inc., Strike Price $250.00, Expires 02/18/22 (Evercore)	(5)	(91,470)	(1,307)
Exact Sciences, Inc., Strike Price $85.00, Expires 01/21/22 (Evercore)	(9)	(70,047)	(1,989)
fuboTV Inc., Strike Price $30.00, Expires 01/21/22 (Evercore)	(22)	(34,144)	(176)
II-VI, Inc., Strike Price $70.00, Expires 01/21/22 (Evercore)	(11)	(75,163)	(1,683)
	Number of Contracts	Notional Amount	Value
Infinera Corp., Strike Price $9.00, Expires 01/21/22 (Evercore)	(81)	$ (77,679)	$ (5,670)
New Relic, Inc., Strike Price $105.00, Expires 02/18/22 (Evercore)	(9)	(98,964)	(11,205)
Realreal, Inc., Strike Price $15.00, Expires 01/21/22 (Evercore)	(31)	(35,991)	(434)
Redfin Corp., Strike Price $40.00, Expires 02/18/22 (Evercore)	(13)	(49,907)	(3,510)
Sabre Corp., Strike Price $9.00, Expires 01/21/22 (Evercore)	(89)	(76,451)	(3,204)
SoFi Technologies, Inc., Strike Price $15.00, Expires 02/18/22 (Evercore)	(29)	(45,849)	(6,293)
Sunnova Energy Intl., Strike Price $40.00, Expires 01/21/22 (Evercore)	(24)	(67,008)	(240)
Winnebago Industries, Inc., Strike Price $70.00, Expires 01/21/22 (Evercore)	(12)	(89,904)	(6,600)
Zillow Group, Inc., Strike Price $60.00, Expires 02/18/22 (Evercore)	(10)	(63,850)	(7,800)
			(69,080)
Call Swaptions — (0.1)%
Pay 0.02% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 12/13/2027 EUR, Strike Price $0.02, Expires 12/09/22 (CITI)	(2)	(7,440,000)	(61,796)

See Notes to Financial Statements.

	Number of Contracts	Notional Amount	Value
Pay -0.08% (Annually); Receive 6-Month EURIBOR (Semiannually); Interest Rate Swap Maturing 3/18/2027 EUR, Strike Price $0.08, Expires 03/16/22 (BNP)	(2)	$(15,740,000)	$(38,815)
Pay 0.38% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 10/10/2032 GBP, Strike Price $0.38, Expires 10/10/22 (CITI)	(1)	(850,000)	(8,321)
Pay 0.43% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 10/10/2032 GBP, Strike Price $0.42, Expires 10/10/22 (CITI)	(1)	(780,000)	(8,562)
Pay 0.55% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 11/15/2032 GBP, Strike Price $0.55, Expires 11/15/22 (CITI)	(1)	(900,000)	(15,404)
Pay 0.60% (Annually); Receive 1-Day SONIA (Annually); Interest Rate Swap Maturing 11/16/2032 GBP, Strike Price $0.60, Expires 11/16/22 (MSCS)	(1)	(820,000)	(15,169)
Pay 0.85% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 2/24/2032 USD, Strike Price $0.85, Expires 02/22/22 (CITI)	(1)	(2,380,000)	(190)
	Number of Contracts	Notional Amount	Value
Pay 1.12% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 1/11/2032 USD, Strike Price $1.12, Expires 01/07/22 (CITI)	(1)	$ (2,380,000)	$ —
Pay 1.25% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.25, Expires 12/13/22 (CITI)	(1)	(12,400,000)	(32,270)
Pay 1.26% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.26, Expires 12/13/22 (CITI)	(1)	(17,800,000)	(46,613)
Pay 1.29% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/14/2023 USD, Strike Price $1.29, Expires 12/12/22 (CITI)	(2)	(42,400,000)	(119,441)
Pay 1.30% (Semiannually); Receive 3-Month LIBOR (Quarterly); Interest Rate Swap Maturing 12/19/2023 USD, Strike Price $1.30, Expires 12/15/22 (CITI)	(1)	(13,100,000)	(36,913)
			(383,494)
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Number of Contracts	Notional Amount	Value
Put Swaptions — (0.2)%
Pay 3-Month LIBOR (Quarterly); Receive 1.25% (Semiannually); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.25, Expires 12/13/22 (CITI)	(1)	$(12,400,000)	$ (38,698)
Pay 3-Month LIBOR (Quarterly); Receive 1.26% (Semiannually); Interest Rate Swap Maturing 12/15/2023 USD, Strike Price $1.26, Expires 12/13/22 (CITI)	(1)	(17,800,000)	(55,312)
Pay 3-Month LIBOR (Quarterly); Receive 1.29% (Semiannually); Interest Rate Swap Maturing 12/14/2023 USD, Strike Price $1.29, Expires 12/12/22 (CITI)	(2)	(42,400,000)	(124,745)
Pay 3-Month LIBOR (Quarterly); Receive 1.30% (Semiannually); Interest Rate Swap Maturing 12/19/2023 USD, Strike Price $1.30, Expires 12/15/22 (CITI)	(1)	(13,100,000)	(38,942)
Pay 6-Month EURIBOR (Semiannually); Receive 0.02% (Annually); Interest Rate Swap Maturing 12/13/2027 EUR, Strike Price $0.02, Expires 12/09/22 (CITI)	(2)	(7,440,000)	(130,995)
Number of Contracts	Notional Amount	Value
Pay 6-Month EURIBOR (Semiannually); Receive -0.08% (Annually); Interest Rate Swap Maturing 3/18/2027 EUR, Strike Price $0.08, Expires 03/16/22 (BNP) (2)	$(15,740,000)	$ (159,230)
Pay 6-Month EURIBOR (Semiannually); Receive -0.11% (Annually); Interest Rate Swap Maturing 5/30/2027 EUR, Strike Price $0.11, Expires 05/26/22 (BNP) (1)	(3,450,000)	(49,870)
		(597,792)
Total Written Options (Premiums received $ (1,199,864))		(1,050,366)
Other Assets in Excess of Liabilities — 14.1%		49,566,216
NET ASSETS — 100.0%		$351,680,512

Futures Contracts outstanding at December 31, 2021:
Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Euro-Bund	03/2022	(1)	$ (195,105)	$ 3,154
Euro-OAT	03/2022	(1)	(185,746)	3,190
Australian Dollars/U.S. Dollars	03/2022	(277)	(20,160,060)	(374,050)
British Pounds/U.S. Dollars	03/2022	(13)	(1,099,394)	(27,219)
Mexican Pesos/U.S. Dollars	03/2022	(8)	(193,040)	(5,480)
New Zealand Dollars/U.S. Dollars	03/2022	(2)	(136,870)	(1,550)
South African Rand/U.S. Dollars	03/2022	(15)	(465,563)	2,813

See Notes to Financial Statements.

Future Type	Expiration Date	Open Long (Short) Contracts	Notional Market Value of Contracts	Value and Unrealized Appreciation (Depreciation)
Swiss Francs/U.S. Dollars	03/2022	(1)	$ (137,400)	$ (1,800)
U.S. Dollars/Czech Republic Koruna	03/2022	1	100,669	(3,343)
U.S. Dollars/Norwegian Kroner	03/2022	1	100,143	(1,874)
U.S. Dollars/Swedish Kroner	03/2022	7	699,721	(2,931)
Canadian Dollars/U.S. Dollars	03/2022	(3)	(237,150)	441
Euro/U.S. Dollars	03/2022	(210)	(29,931,563)	(194,825)
Japanese Yen/U.S. Dollars	03/2022	(6)	(652,350)	7,275
S&P 500® E-Mini	03/2022	100	23,792,500	332,000
10-Year Bond	03/2022	(16)	(1,803,961)	(46,218)
10-Year U.S. Treasury Note	03/2022	450	58,710,938	455,350
Long GILT	03/2022	(8)	(1,352,467)	(314)
U.S. Treasury Long Bond	03/2022	12	1,925,250	21,945
Ultra 10-Year U.S. Treasury Note	03/2022	(184)	(26,944,500)	(347,833)
Ultra Long U.S. Treasury Bond	03/2022	(1)	(197,125)	(899)
2-Year U.S. Treasury Note	04/2022	10	2,181,719	(813)
5-Year U.S. Treasury Note	04/2022	(294)	(35,567,109)	(51,597)
Total Futures Contracts outstanding at December 31, 2021			$(31,748,463)	$(234,578)
Forward Foreign Currency Contracts outstanding at December 31, 2021:
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
06/14/22	U.S. Dollars	979,000	Turkish Lira	9,446,860	MSCS	$354,336
03/16/22	Australian Dollars	7,881,082	U.S. Dollars	5,587,237	MSCS	147,763
01/20/22	U.S. Dollars	1,962,573	Swedish Kronor	16,821,732	MSCS	100,685
01/25/22	U.S. Dollars	1,372,063	Norwegian Kroner	11,443,377	MSCS	73,239
02/10/22	Euro	4,190,111	U.S. Dollars	4,734,907	MSCS	39,481
01/31/22	U.S. Dollars	1,826,484	Australian Dollars	2,466,715	MSCS	31,648
03/16/22	Norwegian Kroner	9,862,509	U.S. Dollars	1,090,315	MSCS	28,031
03/16/22	Swiss Francs	2,412,505	U.S. Dollars	2,624,829	MSCS	27,979
03/16/22	Czech Republic Koruna	21,657,232	U.S. Dollars	956,245	MSCS	27,852
03/16/22	Turkish Lira	5,885,020	U.S. Dollars	389,815	MSCS	27,250
03/16/22	U.S. Dollars	1,674,391	Japanese Yen	189,667,091	MSCS	24,481
01/31/22	U.S. Dollars	1,477,083	Canadian Dollars	1,838,053	MSCS	24,069
01/26/22	U.S. Dollars	395,810	Hungarian Forint	123,964,000	MSCS	14,696
02/03/22	U.S. Dollars	389,653	South African Rand	6,009,000	MSCS	14,417
02/07/22	U.S. Dollars	355,677	Chilean Pesos	292,739,678	MSCS	13,977
01/21/22	U.S. Dollars	762,752	British Pounds	553,893	MSCS	13,067
03/16/22	Euro	1,693,510	U.S. Dollars	1,918,064	MSCS	12,992
02/10/22	U.S. Dollars	729,265	Russian Rubles	54,101,734	MSCS	12,245
03/16/22	Canadian Dollars	726,730	U.S. Dollars	563,319	MSCS	11,101
03/16/22	Mexican Pesos	10,355,259	U.S. Dollars	488,618	MSCS	10,456
03/16/22	Chinese Offshore Yuan	11,499,744	U.S. Dollars	1,790,438	MSCS	9,655
06/14/22	Turkish Lira	4,310,191	U.S. Dollars	276,020	MSCS	8,987
02/10/22	U.S. Dollars	1,471,709	South Korean Won	1,741,594,001	MSCS	8,768
03/16/22	New Zealand Dollars	3,087,130	U.S. Dollars	2,105,257	MSCS	6,545
03/16/22	Swedish Kronor	9,629,455	U.S. Dollars	1,059,971	MSCS	6,346
03/16/22	Israeli Shekels	1,548,367	U.S. Dollars	492,278	MSCS	6,088
02/16/22	U.S. Dollars	351,421	New Zealand Dollars	504,613	MSCS	6,047
02/16/22	U.S. Dollars	469,808	Japanese Yen	53,421,888	MSCS	5,223
01/24/22	Mexican Pesos	6,907,669	U.S. Dollars	330,859	MSCS	5,100
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/22	Polish Zloty	1,702,501	U.S. Dollars	415,198	MSCS	$ 4,962
02/10/22	Indonesian Rupiahs	6,907,536,267	U.S. Dollars	479,790	MSCS	4,615
03/16/22	U.S. Dollars	1,180,438	Swedish Kronor	10,624,406	MSCS	3,945
03/16/22	British Pounds	369,909	Euro	435,536	MSCS	3,897
02/10/22	Polish Zloty	2,039,000	U.S. Dollars	500,923	MSCS	3,669
01/24/22	U.S. Dollars	411,933	Mexican Pesos	8,425,043	MSCS	2,174
03/16/22	U.S. Dollars	392,697	Hungarian Forint	127,686,316	MSCS	2,169
03/16/22	British Pounds	115,890	U.S. Dollars	154,754	MSCS	2,056
01/19/22	Taiwan Dollars	13,647,920	U.S. Dollars	491,392	MSCS	1,883
03/16/22	Hungarian Forint	79,898,400	U.S. Dollars	243,000	MSCS	1,369
01/19/22	U.S. Dollars	2,464,845	Taiwan Dollars	68,159,706	MSCS	1,355
03/16/22	New Zealand Dollars	362,786	Euro	216,899	MSCS	846
03/16/22	South African Rand	6,942,409	U.S. Dollars	430,321	MSCS	734
01/21/22	British Pounds	203,533	U.S. Dollars	275,019	MSCS	459
01/25/22	Swiss Francs	207,059	U.S. Dollars	226,969	MSCS	418
03/16/22	Swiss Francs	225,387	Euro	217,000	MSCS	400
01/31/22	U.S. Dollars	84,364	Czech Republic Koruna	1,841,000	MSCS	352
03/16/22	U.S. Dollars	48,811	South African Rand	784,135	MSCS	124
02/07/22	Singapore Dollars	103,302	U.S. Dollars	76,538	MSCS	99
03/16/22	Thai Baht	3,241,708	U.S. Dollars	96,944	MSCS	71
02/10/22	U.S. Dollars	74,135	Hong Kong Dollars	577,594	MSCS	56
Subtotal Appreciation						$1,108,177
03/16/22	U.S. Dollars	78,793	Thai Baht	2,639,574	MSCS	$ (202)
03/16/22	U.S. Dollars	429,046	South African Rand	6,916,760	MSCS	(417)
01/25/22	U.S. Dollars	233,482	Swiss Francs	213,000	MSCS	(430)
03/16/22	U.S. Dollars	60,956	Swiss Francs	55,868	MSCS	(477)
03/16/22	Euro	433,261	Chinese Offshore Yuan	3,159,559	MSCS	(542)
01/31/22	Czech Republic Koruna	3,295,307	U.S. Dollars	151,008	MSCS	(630)
01/19/22	Taiwan Dollars	27,121,246	U.S. Dollars	980,985	MSCS	(745)
03/16/22	Australian Dollars	344,405	British Pounds	186,008	MSCS	(1,067)
03/16/22	Swedish Kronor	2,340,555	Euro	228,244	MSCS	(1,078)
01/21/22	U.S. Dollars	163,025	British Pounds	121,479	MSCS	(1,394)
02/10/22	South Korean Won	876,059,390	U.S. Dollars	737,697	MSCS	(1,806)
03/16/22	Swedish Kronor	6,070,881	U.S. Dollars	674,513	MSCS	(2,254)
02/16/22	Japanese Yen	25,938,328	U.S. Dollars	227,867	MSCS	(2,294)
02/10/22	U.S. Dollars	483,154	Russian Rubles	36,631,143	MSCS	(2,325)
03/16/22	U.S. Dollars	243,215	Polish Zloty	997,594	MSCS	(2,982)
01/24/22	Mexican Pesos	12,421,871	U.S. Dollars	607,353	MSCS	(3,206)
01/26/22	U.S. Dollars	512,085	Hungarian Forint	167,670,843	MSCS	(3,401)
01/19/22	U.S. Dollars	492,840	Taiwan Dollars	13,731,995	MSCS	(3,474)
03/16/22	Euro	215,747	Czech Republic Koruna	5,492,166	MSCS	(3,553)
03/16/22	U.S. Dollars	981,872	Chinese Offshore Yuan	6,299,222	MSCS	(4,166)
03/16/22	U.S. Dollars	874,698	Swedish Kronor	7,939,125	MSCS	(4,440)
03/16/22	Euro	214,922	British Pounds	184,610	MSCS	(4,727)
02/03/22	South African Rand	2,269,389	U.S. Dollars	147,158	MSCS	(5,445)
02/10/22	U.S. Dollars	837,912	Polish Zloty	3,410,710	MSCS	(6,137)
03/16/22	Euro	871,749	Swiss Francs	911,366	MSCS	(8,118)
03/15/22	U.S. Dollars	390,000	South African Rand	6,413,711	MSCS	(8,291)
01/21/22	British Pounds	368,662	U.S. Dollars	507,676	MSCS	(8,698)
03/16/22	U.S. Dollars	5,676,680	Euro	4,986,962	MSCS	(9,791)
03/16/22	Japanese Yen	86,126,951	U.S. Dollars	759,867	MSCS	(10,650)
01/24/22	U.S. Dollars	392,095	Mexican Pesos	8,289,000	MSCS	(11,047)
03/16/22	U.S. Dollars	795,000	Israeli Shekels	2,514,505	MSCS	(14,332)
03/16/22	U.S. Dollars	1,671,352	New Zealand Dollars	2,464,254	MSCS	(14,361)
03/16/22	U.S. Dollars	557,137	Norwegian Kroner	5,049,372	MSCS	(15,429)

See Notes to Financial Statements.

Expiration Date	Currency Purchased	Amount of Currency Purchased	Currency Sold	Amount of Currency Sold	Counter- party	Net Unrealized Appreciation (Depreciation)
03/16/22	U.S. Dollars	717,056	Australian Dollars	1,006,810	MSCS	$ (15,592)
01/18/22	U.S. Dollars	733,882	Indian Rupees	55,980,040	MSCS	(16,723)
03/16/22	U.S. Dollars	447,365	Mexican Pesos	9,652,485	MSCS	(17,838)
03/16/22	U.S. Dollars	1,645,006	Canadian Dollars	2,104,379	MSCS	(18,332)
01/26/22	Hungarian Forint	163,348,569	U.S. Dollars	521,562	MSCS	(19,365)
01/31/22	Canadian Dollars	1,844,128	U.S. Dollars	1,481,965	MSCS	(24,148)
02/07/22	Chilean Pesos	388,046,202	U.S. Dollars	480,806	MSCS	(27,861)
03/16/22	Turkish Lira	5,400,027	U.S. Dollars	413,231	MSCS	(30,537)
01/31/22	Australian Dollars	2,561,666	U.S. Dollars	1,896,790	MSCS	(32,866)
02/10/22	U.S. Dollars	4,254,812	Euro	3,765,293	MSCS	(35,520)
02/10/22	Russian Rubles	75,915,292	U.S. Dollars	1,052,814	MSCS	(46,696)
03/16/22	U.S. Dollars	3,448,134	British Pounds	2,587,034	MSCS	(52,381)
01/25/22	Norwegian Kroner	9,606,767	U.S. Dollars	1,146,761	MSCS	(56,391)
03/16/22	U.S. Dollars	1,173,609	Turkish Lira	17,652,226	MSCS	(77,386)
01/20/22	Swedish Kronor	14,285,000	U.S. Dollars	1,666,362	MSCS	(85,248)
06/14/22	Turkish Lira	5,136,670	U.S. Dollars	490,000	MSCS	(150,343)
Subtotal Depreciation						$(865,136)
Total Forward Foreign Currency Contracts outstanding at December 31, 2021						$ 243,041
Swap Agreements outstanding at December 31, 2021:
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
Centrally Cleared Interest Rate Swaps
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	12.40% (Upon termination)	1/2/2023	BRL	3,175,953	$ 7,047	$ (298)	$ 7,345
5.80% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2023	BRL	11,831,600	103,394	7,701	95,693
2.50% (Quarterly)	7-Day CFETS Repo Rate (Quarterly)	9/15/2023	CNY	87,203,057	71,454	56,867	14,587
1-Day SOFR (Annually)	0.50% (Annually)	12/15/2023	USD	7,470,000	29,964	21,128	8,836
3-Month CDOR (Semiannually)	1.00% (Semiannually)	12/15/2023	CAD	4,910,000	37,937	6,346	31,591
12.30% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	7,176,343	40,513	8,106	32,407
7.20% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/13/2024	MXN	92,270,000	28,989	1,305	27,684
0.25% (Annually)	1-Day SOFR (Annually)	3/16/2024	USD	5,360,000	65,671	51,552	14,119
3.15% (Annually)	6-Month WIBOR (Semiannually)	3/16/2024	PLN	12,139,408	52,704	1,374	51,330
3-Month KWCDC (Quarterly)	1.50% (Quarterly)	3/16/2024	KRW	3,908,240,000	21,823	10,936	10,887
3-Month STIBOR (Quarterly)	0.50% (Annually)	3/16/2024	SEK	77,230,000	21,163	18,519	2,644
4.00% (Annually)	6-Month PRIBOR (Semiannually)	3/16/2024	CZK	142,775,000	61,276	12,612	48,664
5.30% (Semiannually)	1-Day CLP-TNA (Semiannually)	3/16/2024	CLP	5,330,090,000	16,895	3,750	13,145
6-Month BUBOR (Semiannually)	4.60% (Annually)	3/16/2024	HUF	1,982,444,968	82,184	306	81,878
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	6.32% (Upon termination)	1/2/2025	BRL	9,063,249	162,755	24,417	138,338
0.27% (Annually)	1-Day SONIA (Annually)	6/17/2025	GBP	10,000	355	(174)	529
1-Day MIBOR (Semiannually)	5.50% (Semiannually)	9/15/2026	INR	170,050,000	29,561	(7,803)	37,364
(0.18)% (Annually)	1-Day ESTR (Annually)	12/9/2026	EUR	46,610,000	205,209	9,011	196,198
7-Day CFETS Repo Rate (Quarterly)	2.50% (Quarterly)	12/15/2026	CNY	20,600,000	20,373	(22,835)	43,208
11.23% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	6,682,183	55,290	(21,296)	76,586
8.50% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/4/2027	BRL	6,939,535	85,435	(24,999)	110,434
7.40% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/10/2027	MXN	85,570,000	16,782	(16,936)	33,718
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
(0.25)% (Annually)	1-Day ESTR (Annually)	3/16/2027	EUR	4,530,000	$ 27,189	$ (4,770)	$ 31,959
0.00% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/16/2027	JPY	1,862,700,000	(8,615)	(26,562)	17,947
1.00% (Annually)	1-Day SOFR (Annually)	3/16/2027	USD	13,000,000	108,764	87,777	20,987
1-Day SONIA (Annually)	0.50% (Annually)	3/16/2027	GBP	9,620,000	360,503	244,640	115,863
3.25% (Annually)	6-Month WIBOR (Semiannually)	3/16/2027	PLN	11,075,000	66,819	36,445	30,374
6-Month EURIBOR (Semiannually)	(0.25)% (Annually)	3/16/2027	EUR	6,390,000	110,138	90,428	19,710
6-Month NIBOR (Semiannually)	2.00% (Annually)	3/16/2027	NOK	29,660,000	(15,127)	(21,509)	6,382
0.02% (Annually)	6-Month EURIBOR (Semiannually)	12/13/2027	EUR	1,290,000	12,008	8,366	3,642
1.68% (Semiannually)	3-Month CDOR (Semiannually)	8/22/2028	CAD	17,030,000	196,083	(17,478)	213,561
3-Month HIBOR (Quarterly)	1.50% (Quarterly)	9/15/2031	HKD	15,128,144	(2,689)	(11,751)	9,062
3-Month New Zealand BBR FRA (Quarterly)	3.00% (Semiannually)	9/16/2031	NZD	2,640,000	19,519	16,816	2,703
1-Day SOFR (Annually)	1.53% (Annually)	9/22/2031	USD	13,790,000	7,607	1,501	6,106
3-Month CDOR (Semiannually)	2.50% (Semiannually)	10/14/2031	CAD	4,460,000	60,717	21,380	39,337
3-Month JIBAR (Quarterly)	7.40% (Quarterly)	12/15/2031	ZAR	5,960,000	108	(2,636)	2,744
7.40% (Lunar)	28-Day Mexico Interbank TIIE (Lunar)	3/3/2032	MXN	30,070,000	19,415	(4,124)	23,539
0.00% (Annually)	Bank of Japan Unsecured Overnight Call Rate (Annually)	3/16/2032	JPY	247,390,000	17,575	9,675	7,900
0.25% (Annually)	Swiss Average Overnight Rate (Annually)	3/16/2032	CHF	2,740,000	40,120	39,740	380
1-Day SONIA (Annually)	0.75% (Annually)	3/16/2032	GBP	6,940,000	189,166	(2,977)	192,143
2.75% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	3/16/2032	NZD	3,180,000	(13,311)	(24,724)	11,413
2.80% (Annually)	6-Month PRIBOR (Semiannually)	3/16/2032	CZK	35,800,000	61,192	—	61,192
3.10% (Annually)	6-Month WIBOR (Semiannually)	3/16/2032	PLN	5,675,000	55,482	(2,818)	58,300
3-Month JIBAR (Quarterly)	7.60% (Quarterly)	3/16/2032	ZAR	11,225,000	2,121	516	1,605
3-Month TELBOR (Quarterly)	1.25% (Annually)	3/16/2032	ILS	6,311,083	3,517	2,917	600
4.30% (Annually)	6-Month BUBOR (Semiannually)	3/16/2032	HUF	456,097,782	23,342	1,860	21,482
1.50% (Annually)	1-Day SOFR (Annually)	3/17/2032	USD	5,470,000	9,357	3,828	5,529
1-Day SONIA (Annually)	1.00% (Annually)	3/17/2032	GBP	3,260,000	(30,941)	(61,769)	30,828
2.00% (Semiannually)	3-Month CDOR (Semiannually)	3/17/2032	CAD	2,280,000	12,371	9,643	2,728
2.00% (Semiannually)	6-Month ASX BBSW (Semiannually)	3/17/2032	AUD	1,210,000	(13,795)	(15,360)	1,565
1.63% (Annually)	1-Day SOFR (Annually)	9/22/2036	USD	16,630,000	35,523	5,100	30,423
0.75% (Annually)	6-Month EURIBOR (Semiannually)	11/26/2041	EUR	12,070,000	74,164	(237,155)	311,319
2.25% (Semiannually)	3-Month CDOR (Semiannually)	12/15/2051	CAD	2,060,000	60,832	1,121	59,711
1-Day SOFR (Annually)	1.75% (Annually)	3/16/2052	USD	1,270,000	(88,275)	(108,876)	20,601
Subtotal Appreciation					$2,617,653	$ 178,833	$2,438,820
0.50% (Semiannually)	3-Month New Zealand BBR FRA (Quarterly)	9/15/2022	NZD	91,250,000	$ (339,221)	(296,390)	$ (42,831)
3-Month New Zealand BBR FRA (Quarterly)	1.25% (Semiannually)	12/15/2022	NZD	3,850,000	(9,809)	(4,266)	(5,543)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	7.20% (Upon termination)	1/2/2023	BRL	22,194,952	(154,134)	2,179	(156,313)
1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	10.57% (Upon termination)	1/2/2023	BRL	1,667,474	(1,856)	—	(1,856)
3-Month ASX BBSW (Quarterly)	0.19% (Quarterly)	2/22/2023	AUD	37,480,000	(88,175)	(22,765)	(65,410)
11.81% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	966,875	(3,535)	—	(3,535)
11.91% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	1,027,510	(3,872)	—	(3,872)
12.19% (Upon termination)	1-Day Brazil Cetip DI Interbank Deposit Rate (Upon termination)	1/2/2024	BRL	1,315,204	(6,368)	—	(6,368)
3-Month JIBAR (Quarterly)	5.65% (Quarterly)	3/16/2024	ZAR	53,805,000	(388)	4,588	(4,976)

See Notes to Financial Statements.

Pay Rate Index/Pay Rate	Receive Rate/Receive Rate Index	Maturity Date	Currency	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
6.25% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	3/16/2024	COP	8,120,328,748	$ (6,759)	$ (642)	$ (6,117)
6-Month PRIBOR (Semiannually)	3.70% (Annually)	3/16/2024	CZK	44,850,000	(31,005)	(14,662)	(16,343)
1-Month LIBOR + .09% (Quarterly)	3-Month LIBOR (Quarterly)	7/25/2024	USD	68,000,000	18,481	22,829	(4,348)
1-Day ESTR (Annually)	(0.30)% (Annually)	12/9/2024	EUR	21,210,000	(50,748)	5,860	(56,608)
1.56% (Semiannually)	3-Month CDOR (Semiannually)	8/22/2025	CAD	21,350,000	(177,595)	9,989	(187,584)
6-Month THBFIX (Semiannually)	1.00% (Semiannually)	9/15/2026	THB	80,505,000	(12,265)	(1,421)	(10,844)
1.75% (Semiannually)	3-Month CDOR (Semiannually)	3/16/2027	CAD	8,880,000	39,604	56,655	(17,051)
3-Month New Zealand BBR FRA (Quarterly)	2.75% (Semiannually)	3/16/2027	NZD	9,870,000	40,102	45,120	(5,018)
3-Month STIBOR (Quarterly)	0.75% (Annually)	3/16/2027	SEK	62,390,000	1,560	41,496	(39,936)
6-Month ASX BBSW (Semiannually)	1.25% (Semiannually)	3/16/2027	AUD	39,300,000	(690,483)	(677,844)	(12,639)
6-Month THBFIX (Semiannually)	1.00% (Semiannually)	3/16/2027	THB	60,420,000	(22,202)	(8,624)	(13,578)
Swiss Average Overnight Rate (Annually)	(0.25)% (Annually)	3/16/2027	CHF	1,110,000	(3,681)	(2,201)	(1,480)
1-Day SONIA (Annually)	0.31% (Annually)	6/17/2030	GBP	10,000	(695)	307	(1,002)
2.13% (Annually)	6-Month NIBOR (Semiannually)	5/11/2031	NOK	37,680,000	(34,306)	(33,728)	(578)
1.75% (Quarterly)	3-Month KWCDC (Quarterly)	9/15/2031	KRW	3,258,080,000	25,229	44,166	(18,937)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	11/26/2031	EUR	23,600,000	(100,666)	170,782	(271,448)
1-Day ESTR (Annually)	0.14% (Annually)	12/9/2031	EUR	8,330,000	(100,652)	(2,455)	(98,197)
1.50% (Annually)	1-Day SOFR (Annually)	3/16/2032	USD	2,130,000	30,889	41,578	(10,689)
2.00% (Semiannually)	3-Month CDOR (Semiannually)	3/16/2032	CAD	5,520,000	2,118	8,185	(6,067)
3-Month STIBOR (Quarterly)	1.00% (Annually)	3/16/2032	SEK	43,330,000	4,126	76,312	(72,186)
5.40% (Semiannually)	1-Day CLP-TNA (Semiannually)	3/16/2032	CLP	270,700,000	(733)	(377)	(356)
6.60% (Quarterly)	1-Day COP-IBR-OIS (Quarterly)	3/16/2032	COP	4,683,740,000	(9,294)	1,315	(10,609)
6-Month ASX BBSW (Semiannually)	2.00% (Semiannually)	3/16/2032	AUD	5,300,000	(13,644)	3,854	(17,498)
6-Month EURIBOR (Semiannually)	0.25% (Annually)	3/16/2032	EUR	4,180,000	(36,891)	38,533	(75,424)
6-Month NIBOR (Semiannually)	2.00% (Annually)	3/16/2032	NOK	9,400,000	8,440	28,140	(19,700)
3-Month STIBOR (Quarterly)	1.00% (Annually)	3/17/2032	SEK	11,860,000	(15,427)	(9,445)	(5,982)
6-Month EURIBOR (Semiannually)	0.50% (Annually)	3/17/2032	EUR	8,990,000	(54,623)	11,439	(66,062)
3-Month CDOR (Semiannually)	2.10% (Semiannually)	12/18/2033	CAD	4,720,000	(15,279)	23,574	(38,853)
1-Day SONIA (Annually)	0.40% (Annually)	6/17/2040	GBP	10,000	(1,105)	512	(1,617)
Subtotal Depreciation					$(1,814,862)	$(437,407)	$(1,377,455)
Net Centrally Cleared Interest Rate Swaps outstanding at December 31, 2021					$ 802,791	$(258,574)	$ 1,061,365
Total Return Basket Swap Agreements outstanding at December 31, 2021:
Description	Maturity Date	Counterparty	Notional Amount	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation (Depreciation)
The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the USFFE or plus or minus a specified spread (-6.45% to 0.15%), which is denominated in USD based on the local currencies of the positions within the swap (Monthly).*	53-60 months maturity ranging from 05/26/2026 - 12/18/2026	GSC	$176,323,405	$1,326,194	$—	$1,326,194

* The following table represents disclosures associated with the underlying components of the total return basket swap as of year end.

Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Cerner Corporation	13,455	$1,249,566	$241,939	18.24%
General Electric Co.	(11,206)	1,058,631	37,609	2.84
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
Common Stocks	Shares	Notional	Unrealized Appreciation (Depreciation)	Percentage of Swap Value
Microsoft Corporation	3,027	$ 1,018,041	$ 9,631	0.73%
Abbott Laboratories	7,031	989,543	57,617	4.34
Facebook, Inc. Class A	2,595	872,828	16,847	1.27
Charles Schwab Corporation (The)	(8,941)	751,938	(30,784)	(2.32)
American Express Co.	(4,586)	750,270	20,236	1.53
Crown Holdings, Inc.	(6,677)	738,610	(45,294)	(3.42)
Fortive Corporation	(9,117)	695,536	(11,172)	(0.84)
Westinghouse Air Brake Technologies Corporation	(7,439)	685,206	(3,967)	(0.30)
Boeing Co. (The)	(3,330)	670,396	20,746	1.56
Gentex Corporation	18,853	657,027	(3,847)	(0.29)
Nordson Corporation	2,531	646,088	(26,526)	(2.00)
Loews Corporation	(10,970)	633,627	(12,317)	(0.93)
Aramark	(17,022)	627,261	(13,641)	(1.03)
National Retail Properties, Inc. REIT	12,877	618,997	31,739	2.39
SYNNEX Corporation	(5,316)	607,938	(35,332)	(2.66)
Lockheed Martin Corporation	1,710	607,751	24,916	1.88
NXP Semiconductor NV	2,647	602,934	8,543	0.64
Universal Display Corporation	3,649	602,194	28,535	2.15
Old Dominion Freight Line, Inc.	1,659	594,552	6,353	0.48
EOG Resources, Inc.	6,684	593,740	12,821	0.97
American International Group, Inc.	(10,385)	590,491	(24,614)	(1.86)
Marvell Technology, Inc.	(6,689)	585,221	16,969	1.28
Public Service Enterprise Group, Inc.	(8,768)	585,089	(30,703)	(2.32)
NextEra Energy, Inc.	(6,224)	581,073	(23,615)	(1.78)
Hershey Co. (The)	2,997	579,830	32,517	2.45
Adobe, Inc.	1,019	577,834	(66,829)	(5.04)
Signature Bank	(1,769)	572,218	(14,387)	(1.08)
Ventas, Inc. REIT	(11,068)	565,796	(20,144)	(1.52)
Chemed Corporation	1,043	551,789	29,718	2.24
SEI Investments Co.	8,942	544,925	3,425	0.26
Regal Rexnord Corporation	3,152	536,407	23,013	1.74
3M Co.	2,994	531,824	4,999	0.38
CMS Energy Corporation	8,038	522,872	23,253	1.75
Coupa Software, Inc.	(3,237)	511,608	10,277	0.77
PS Business Parks, Inc. REIT	2,774	510,888	36,649	2.76
Ross Stores, Inc.	(4,446)	508,089	(9,114)	(0.69)
Zoetis, Inc.	2,066	504,166	28,601	2.16
Gap, Inc. (The)	(28,503)	503,078	(13,141)	(0.99)
DuPont de Nemours, Inc.	(6,227)	503,017	(13,337)	(1.01)
Visa, Inc. Class A	2,291	496,483	12,132	0.91
Domino’s Pizza, Inc.	878	495,482	30,788	2.32
Alphabet, Inc. Class A	171	495,394	(9,588)	(0.72)
Sirius XM Holdings, Inc.	76,157	483,597	14,416	1.09
BorgWarner, Inc.	(10,719)	483,105	10,447	0.79
Wells Fargo & Co.	10,026	481,047	(17,202)	(1.30)
Ingersoll-Rand, Inc.	(7,771)	480,792	(15,330)	(1.16)
International Flavors & Fragrances, Inc.	(3,176)	478,464	(12,586)	(0.95)
LPL Financial Holdings, Inc.	(2,978)	476,748	3,795	0.29
Other	(553,189)	145,313,404	981,133	74.00
		$176,323,405	$1,326,194	100.00%

See Notes to Financial Statements.

VALUATION HIERARCHY
The following is a summary of the inputs used, as of December 31, 2021, in valuing the Fund’s investments carried at fair value:
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Investments in Securities:
Common Stocks:
Communication Services	$ 19,803	$ —	$ —	$ 19,803
Other ^^	22,745,460	22,745,460	—	—
Total Common Stocks	22,765,263	22,745,460	—	19,803
Corporate Bonds	50,413,370	—	50,413,370	—
Foreign Bonds	1,279,244	—	1,279,244	—
Foreign Common Stocks	424,141	424,141	—	—
Foreign Preferred Stocks	575,397	575,397	—	—
Money Market Funds	133,696,297	133,696,297	—	—
Mortgage-Backed Securities	3,613,264	—	3,613,264	—
Mutual Funds	271,942	271,942	—	—
Preferred Stocks:
Consumer Staples	443,590	443,590	—	—
Financials	4,835,423	3,560,263	1,275,160	—
Other ^^	1,131,323	—	1,131,323	—
Total Preferred Stocks	6,410,336	4,003,853	2,406,483	—
Purchased Options:
Call Swaptions	16,785	16,785	—	—
Put Swaption	15,092	15,092	—	—
Total Purchased Options	31,877	31,877	—	—
Rights	7,010	—	—	7,010
U.S. Treasury Obligations	101,973,684	—	101,973,684	—
Total Assets - Investments in Securities	$321,461,825	$161,748,967	$159,686,045	$ 26,813
Other Financial Instruments***
Forward Foreign Currency Contracts	$ 1,108,177	$ —	$ 1,108,177	$ —
Futures Contracts	826,168	826,168	—	—
Swap Agreements	3,765,014	—	3,765,014	—
Total Assets - Other Financial Instruments	$ 5,699,359	$ 826,168	$ 4,873,191	$ —
See Notes to Financial Statements.

STRATEGIC ALTERNATIVES FUND
SCHEDULE OF INVESTMENTS (Continued)
	Total Value	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Liabilities:
Investments in Securities:
Common Stocks Sold Short	$(17,688,182)	$(17,688,182)	$ —	$ —
Foreign Common Stocks Sold Short	(608,981)	(608,981)	—	—
Written Options:
Call Options	(69,080)	(69,080)	—	—
Call Swaptions	(383,494)	(383,494)	—	—
Put Swaptions	(597,792)	(597,792)	—	—
Total Written Options	(1,050,366)	(1,050,366)	—	—
Total Liabilities - Investments in Securities	$(19,347,529)	$(19,347,529)	$ —	$ —
Other Financial Instruments***
Forward Foreign Currency Contracts	$ (865,136)	$ —	$ (865,136)	$ —
Futures Contracts	(1,060,746)	(1,060,746)	—	—
Swap Agreements	(1,377,455)	—	(1,377,455)	—
Total Liabilities - Other Financial Instruments	$ (3,303,337)	$ (1,060,746)	$(2,242,591)	$ —

^^	Classifications as defined in the Schedule of Investments.
***	Other financial instruments are derivative instruments, such as futures contracts, forward contracts and swap agreements, which are valued at the unrealized appreciation (depreciation) on the investment. Further details regarding the value of these investments can be found in the preceding "Futures Contracts outstanding", "Forward Foreign Currency Contracts outstanding" and "Swap Agreements outstanding" disclosures.
There were no transfers to or from Level 3 during the year ended December 31, 2021.
Management has determined that the amount of Level 3 securities compared to total net assets is not material; therefore, the reconciliation of Level 3 securities and assumptions is not shown for the year ended December 31, 2021.

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES	December 31, 2021
Strategic Alternatives Fund
Assets
Investments in securities of unaffiliated issuers, at value	$308,272,865
Investments in securities of affiliated issuers, at value	13,188,960
Total investments, at value(1)	321,461,825
Cash	18,688,431
Cash collateral for derivatives	14,342,701
Deposits with broker for futures contracts	10,218,858
Foreign currency(2)	4,513
Upfront premiums paid from swap agreements	1,453,096
Receivables:
Dividends and reclaims	50,549
Interest	295,071
Investment securities sold	140,928
Fund shares sold	8,621,145
Variation margin on centrally cleared swaps	144,067
Unrealized appreciation on foreign currency exchange contracts	1,108,177
Unrealized appreciation on swap agreements	1,326,194
Prepaid expenses and other assets	1,967
Total Assets	377,857,522
Liabilities
Securities sold short, at value(3)	18,297,163
Options written, at value(4)	1,050,366
Upfront premiums received from swap agreements	1,711,670
Unrealized depreciation on foreign currency exchange contracts	865,136
Collateral from counterparty	2,717,192
Payables:
Investment securities purchased	887,621
Dividends on short sales	2,870
Fund shares redeemed	4,727
Variation margin on futures contracts	303,840
Accrued expenses:
Investment advisory fees	163,361
Shareholder servicing fees	8,227
Trustee fees	227
Other expenses	164,610
Total Liabilities	26,177,010
Net Assets	$351,680,512
Net Assets Consist of:
Paid-in-capital	$344,373,219
Distributable earnings (loss)	7,307,293
Net Assets	$351,680,512
Net Asset Value:
$0.001 par value, unlimited shares authorized
Net assets applicable to the Institutional Class	$312,466,033
Institutional shares outstanding	30,378,863
Net asset value, offering and redemption price per Institutional share	$ 10.29
Net assets applicable to the Investor Class	$ 39,214,479
Investor shares outstanding	3,833,362
Net asset value, offering and redemption price per Investor share	$ 10.23

(1)Investments in securities of unaffiliated issuers, at cost	$306,940,335
Investments in securities of affiliated issuers, at cost	13,188,960
Total investments, at cost	$320,129,295
(2)Foreign currency, at cost	$ 4,513
(3)Proceeds from securities sold short	$ 18,561,866
(3)Premiums received on options written	$ 1,199,864
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS	For the Year Ended December 31, 2021
Strategic Alternatives Fund
Investment Income
Dividends	$ 412,725
Income distributions received from affiliated funds	1,063
Interest	1,679,942
Less foreign taxes withheld	(1,281)
Total Investment Income	2,092,449
Expenses
Investment advisory fees	3,007,309
Transfer agent fees:
Institutional shares	4,482
Investor shares	14,102
Custodian fees	453,614
Shareholder servicing fees:
Investor shares	94,878
Accounting and administration fees	52,893
Professional fees	129,930
Shareholder reporting fees:
Institutional shares	2,744
Investor shares	10,136
Trustees expenses	1,672
Line of credit facility fees	1,978
Dividends on securities sold short	131,561
Other expenses	99,866
Total Expenses	4,005,165
Expenses waived/reimbursed	(289,263)
Net Expenses	3,715,902
Net Investment Loss	(1,623,453)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	2,653,009
Investment securities sold short	209,451
Futures transactions	6,536,350
Swap agreements	4,676,945
Option contracts written	2,262,224
Option contracts purchased	(114,642)
Forward foreign currency contracts	109,941
Non-deliverable bond forward contracts	(133,950)
Foreign currency	266,263
Net realized gain	16,465,591
Net change in unrealized appreciation (depreciation) on:
Investment securities	(1,401,025)
Investment securities sold short	264,703
Futures	114,093
Swap agreements	2,127,582
Option contracts written	(42,942)
Option contracts purchased	(83,431)
Forward foreign currency contracts	185,699
Non-deliverable bond forward contracts	(29,258)
Foreign currency	(1,387)
Net change in unrealized appreciation (depreciation)	1,134,034
Net Realized and Unrealized Gain	17,599,625
Net Increase in Net Assets Resulting from Operations	$15,976,172

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
	Strategic Alternatives Fund
	For the Year Ended
	12/31/21	12/31/20

Operations:
Net investment income (loss)	$ (1,623,453)	$ 2,905,432
Net realized gain (loss) on investment securities, foreign currency and derivatives	16,465,591	(3,833,145)
Net change in unrealized appreciation (depreciation) on investment securities, foreign currency and derivatives	1,134,034	(533,047)
Net increase (decrease) in net assets resulting from operations	15,976,172	(1,460,760)
Distributions to Shareholders:
Institutional shares	(4,703,936)	(4,362,601)
Investor shares	(537,123)	(710,735)
Total distributions	(5,241,059)	(5,073,336)
Capital Share Transactions:
Proceeds from shares sold
Institutional shares	49,942,634	34,762,066
Investor shares	7,143,417	13,672,247
Reinvestment of dividends and distributions
Institutional shares	4,701,917	4,362,239
Investor shares	536,950	710,466
Total proceeds from shares sold and reinvested	62,324,918	53,507,018
Value of shares redeemed
Institutional shares	(38,806,306)	(76,935,331)
Investor shares	(15,350,178)	(23,353,274)
Total value of shares redeemed	(54,156,484)	(100,288,605)
Net increase (decrease) from capital share transactions(1)	8,168,434	(46,781,587)
Total increase (decrease) in net assets	18,903,547	(53,315,683)
Net Assets:
Beginning of Year	332,776,965	386,092,648
End of Year	$351,680,512	$ 332,776,965

(1)	See Note 6 in Notes to Financial Statements.
See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
For a Share Outstanding For the Years Ending December 31, unless otherwise indicated											Ratios to Average Net Assets
	Net Asset Value, Beginning of Year	Net Investment Income/ (Loss)#	Realized and Unrealized Gain (Loss) on Investments	Total Income From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions Paid	Net Asset Value, End of Year	Total Return	Net Assets, End of Year (000)	Expenses, Net	Expenses, Gross	Investment Income/ (Loss), Net	Portfolio Turnover Rate
Strategic Alternatives Fund
Institutional Class
2021	$ 9.96	$(0.05)	$ 0.54	$ 0.49	$(0.02)	$(0.14)	$(0.16)	$10.29	4.96%	$312,466	1.09%(1)	1.17%(1)	(0.46)%	377%
2020	10.13	0.08	(0.10)	(0.02)	(0.14)	(0.01)	(0.15)	9.96	(0.20)	287,088	1.10(1)	1.10(1)	0.82	483
2019	9.87	0.13	0.36	0.49	(0.19)	(0.04)	(0.23)	10.13	4.93	330,017	1.12(1)	1.12(1)	1.32	364
2018	10.07	0.20	(0.19)	0.01	(0.18)	(0.03)	(0.21)	9.87	0.15	320,404	1.01(1)	1.02(1)	1.96	172
2017(2)	10.00	0.04	0.10	0.14	(0.05)	(0.02)	(0.07)	10.07	1.40	302,592	1.26(1)	1.28(1)	0.69	88
Investor Class
2021	$ 9.92	$(0.08)	$ 0.53	$ 0.45	$ —	$(0.14)	$(0.14)	$10.23	4.57%	$ 39,214	1.41%(1)	1.52%(1)	(0.76)%	377%
2020	10.13	0.06	(0.11)	(0.05)	(0.15)	(0.01)	(0.16)	9.92	(0.51)	45,689	1.36(1)	1.36(1)	0.59	483
2019	9.87	0.10	0.36	0.46	(0.16)	(0.04)	(0.20)	10.13	4.62	56,076	1.46(1)	1.46(1)	0.99	364
2018	10.07	0.17	(0.19)	(0.02)	(0.15)	(0.03)	(0.18)	9.87	(0.17)	66,652	1.36(1)	1.37(1)	1.65	172
2017(2)	10.00	0.01	0.12	0.13	(0.04)	(0.02)	(0.06)	10.07	1.31	58,599	1.63(1)	1.65(1)	0.25	88

#	Calculated using the average shares outstanding method.
(1)	The ratio for the Strategic Alternatives Fund includes the effect of dividend expense on securities sold short which increased the ratio by 0.11%, 0.14%, 0.10%, 0.11% and 0.04% for the period ended December 31, 2017 and for the years 2018, 2019, 2020 and 2021.
(2)	Inception date was June 30, 2017. All ratios for the period have been annualized with the exception of total return and portfolio turnover which have not been annualized.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
1.  DESCRIPTION OF THE FUNDS
GuideStone Funds (the “Trust”) was organized as a Delaware statutory trust on March 2, 2000. The Trust has established 24 series (each, a “Fund” and together, the “Funds”). Each Fund is a diversified, open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”).
The MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund and MyDestination 2055 Fund are each referred to as a “Target Date Fund” and together as the “Target Date Funds.”
The Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund and Aggressive Allocation Fund are each referred to as a “Target Risk Fund” and together as the “Target Risk Funds.”
The remaining Funds are each referred to as a “Select Fund” and are together referred to as the “Select Funds.” The Money Market Fund is referred to as the “Money Market Fund.” The Low-Duration Bond Fund, Medium-Duration Bond Fund and Global Bond Fund are together referred to as the “Fixed Income Funds.”
The Defensive Market Strategies® Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund and Emerging Markets Equity Fund are together referred to as the “Equity Funds.”
The Global Impact Fund commenced operations on January 29, 2021, and is referred to as the "Impact Fund."
The Global Real Estate Securities Fund is referred to as the “Real Assets Fund.”
The Strategic Alternatives Fund is referred to as the “Strategic Alternatives Fund.”
There are two classes of shares issued by the Funds — the Institutional Class and the Investor Class (each, a “Class” and together the “Classes”). The International Equity Index Fund issues the Institutional Class only. All Classes of shares have identical voting, dividend and liquidation rights. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses on investments are allocated to each Class of shares based upon its relative net assets.
Each Fund is a separate mutual fund with its own investment objective, strategies and risks. The Select Funds invest directly in particular types of fixed-income obligations, stocks and other investments. The Target Date and Target Risk Funds primarily invest in a different mix of the Select Funds to meet a specified investment strategy. The Target Date and Target Risk Funds are commonly referred to as “Fund of Funds.”
2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of significant accounting policies followed by the Funds in the accounting and the preparation of their financial statements. The Funds are investment companies and follow accounting and reporting guidance in the Financial Accounting Standards Board ("FASB") Accounting Standards Codification Topic 946 (“ASC 946”). The policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), including but not limited to ASC 946. The preparation of financial statements requires the Funds’ management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. The Funds utilize various methods to measure the value of their investments on a recurring basis. Amounts received upon the sale of such investments could differ from estimated values and those differences could be significant.

a. Valuation of Securities
Each Fund, except the Money Market Fund, values securities traded on national securities exchanges or included in national market systems at the last quoted sale price, or official close price, on the principal exchange on which they were traded, or, in the absence of any sale or official close price, at the closing bid price. Non-exchange traded securities for which an over-the-counter quotation is readily available are valued at the last quoted bid price.
Debt securities, excluding asset-backed and mortgage-backed securities, are valued at the mean of the last bid and ask prices available, which approximates fair value. Asset-backed and mortgage-backed securities are generally valued at the last bid price, if available.
Short-term securities maturing in more than 60 days from the valuation date are valued at the mean of the last bid and ask prices; those maturing in 60 days or less are generally valued at amortized cost which approximates current market value.
Forward foreign currency contracts are valued based upon closing exchange rates from each respective foreign market.
Futures contracts are valued at the closing settlement price on the exchange on which they are primarily traded.
Options, rights and warrants for which the primary market is a national securities exchange are valued at the last sale price on the exchange on which they are traded, or, in the absence of any sale, at the closing bid price. Options, rights and warrants not traded on a national securities exchange are valued at the last quoted bid price.
Swap agreements are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of swap agreements).
Non-deliverable bond forward contracts are valued daily based upon the terms specific to each agreement with its counterparty. (Please see Note 2.i., “Derivative Financial Instruments” for additional information regarding the valuation of non-deliverable bond forward contracts).
To the extent available, valuations of portfolio securities are provided by independent pricing services approved by the Board of Trustees. Securities for which market quotations are not readily available are valued at fair value according to methods established in good faith by the Board of Trustees. Due to the potential excessive volatility at the time valuations are developed, pricing may materially vary from the actual amounts realized upon sale of the securities.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its Net Asset Value (“NAV”). The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its NAV if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates its NAV. A Significant Event may relate to a single issuer or to an entire market sector. If management becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its NAV, a Valuation Committee meeting may be called. The Funds use Intercontinental Exchange (“ICE”) as a third party fair valuation vendor. ICE provides a fair value for foreign equity securities held by the Funds based on certain factors and methodologies applied by ICE in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Valuation Committee in consultation with, and approved by, the Board of Trustees. Such methodologies generally involve tracking valuation correlations between the U.S. market and each non-U.S. security. As part of the valuation procedures, a “confidence interval” is used, when the threshold is exceeded, to determine the level of correlation between the value of a foreign equity security and movements in the U.S. market before a particular security will be fair valued. In the event that the threshold established by the valuation procedures is exceeded on a specific day, the Funds will typically value non-U.S. equity securities in its portfolio that exceed the applicable confidence interval based upon the fair values provided by ICE.
Each Fund values their investments in underlying Funds daily at the closing NAV of each respective Fund.

The Financial Accounting Standards Board’s “Fair Value Measurements and Disclosures” defines fair value as the price that a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes and requires disclosure of a fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Levels 1, 2, and 3). Categorizations of fair value measurements, and the criteria used to determine each categorization, are as follows:
Level 1 – quoted prices in active markets for identical securities
Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 – prices determined using significant unobservable inputs (including the valuation committee’s own assumptions in determining the fair value of investments)
Valuation levels are not necessarily an indication of the risk associated with investing in those securities. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the requirements of U.S. GAAP, the amounts of transfers in and out of level 3, if material, are disclosed in the Note to Schedule of Investments for each respective fund.
b. Fixed Income Securities
The Fixed Income Funds, the Impact Fund and the Strategic Alternatives Fund may invest in mortgage-related and other asset-backed securities. These securities include mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities, stripped mortgage-backed securities, asset-backed securities, collateralized debt obligations and/or other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property. Mortgage-related and other asset-backed securities are interests in pools of loans or other receivables. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans and student loans. These securities provide a monthly payment which consists of both interest and principal payments. Interest payments may be determined by fixed or adjustable rates. The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.
Collateralized Mortgage Obligations (“CMOs”) are debt obligations of a legal entity that are collateralized by mortgages and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments. Commercial Mortgage-Backed Securities (“CMBS”) include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property. Many of the risks of investing in CMBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments and the ability of a property to attract and retain tenants. CMOs and CMBS may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.
Stripped Mortgage-Backed Securities (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because little to no principal will be received at the maturity of an IO, adjustments are made to the book value of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.
Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.
“TBA” (to be announced) commitments are commitments to purchase or sell mortgage-backed securities for a fixed price at a future date, typically not exceeding 45 days. TBAs may be considered securities in themselves and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. This risk is in addition to the risk of decline in each Fund’s other assets. Unsettled TBAs are valued at the current market value of the underlying securities, according to the procedures described in the section entitled “Valuation of Securities.”
The Fixed Income Funds may enter into dollar roll transactions, pursuant to which they sell a mortgage-backed TBA or security and simultaneously purchase a similar, but not identical, TBA with the same issuer, rate and terms. The Funds may execute a “roll” to obtain better underlying mortgage securities or to increase yield. The Funds account for dollar roll transactions as purchases and sales, which has the effect of increasing their portfolio turnover rates. Risks associated with dollar rolls are that actual mortgages received by the Funds may be less favorable than those anticipated or that counterparties may fail to perform under the terms of the contracts.
U.S. government securities are obligations of and, in certain cases, guaranteed by, the U.S. government, its agencies or instrumentalities. The U.S. government does not guarantee the NAV of the Funds’ shares. Some U.S. government securities, such as Treasury bills, notes and bonds and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. government; others, such as those of the Federal Home Loan Bank, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. U.S. government securities may include zero coupon securities, which do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities of similar maturities.
Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation, the common stock of which is owned entirely by private stockholders. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.
c. Foreign Currency Translations
Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
The Funds isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.
Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal year-end, resulting from changes in the exchange rate.
d. Loan Participations
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund, and Impact Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate borrowers. Investments in loans may be in the form of participations in loans. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The holder may invest in multiple series of a loan, which may have varying terms and carry different associated risks. The holder generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, these instruments may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When investing in a loan participation, the holder has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt of payments by the lender from the borrower.
The Fixed Income Funds, Defensive Market Strategies® Fund, Strategic Alternatives Fund and Impact Fund may invest in floating rate loans, some of which may be unfunded corporate loan commitments (“commitments”). Commitments may obligate the holder to furnish temporary financing to a borrower until permanent financing can be arranged. The holder may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a floating rate loan. In certain circumstances, the holder may receive a prepayment penalty fee upon the prepayment of a floating rate loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense on the Statements of Operations.
e. REITs
The Fixed Income Funds, Real Assets Fund, the Impact Fund and the Equity Funds may invest in real estate investment trusts (“REITs”) that involve risks not associated with investing in stocks. Risks include declines in the value of real estate, general and economic conditions, changes in the value of the underlying property and defaults by borrowers. The value of assets in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general.

Dividend income from REITs is recorded using management’s estimate of the income included in distributions received from REIT investments. The actual amounts of income, return of capital and capital gains are only determined by each REIT after its fiscal year-end and may differ from the estimated amount. Estimates of income are adjusted in the Funds to the actual amounts when the amounts are determined.
f. Repurchase Agreements
Each Fund may agree to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. It is the Fund’s policy that repurchase agreements are fully collateralized by U.S. Treasury and Government Agency securities, or by other securities sufficiently guaranteed and liquid in accordance with Rule 5b-3 under the 1940 Act. Any repurchase agreement entered into by a Fund will be collateralized by at least 100% of the repurchase price (including accrued interest) for repurchase agreements collateralized by U.S. Government securities or cash, and at least 102% of the repurchase price (including accrued interest) for other types of collateral. All collateral is held by the Fund’s custodian bank or a bank with which the custodian bank has entered into a subcustodian agreement, or is segregated in the Federal Reserve Book Entry System. In connection with transactions in repurchase agreements, if the seller defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.
Repurchase transactions are entered into by the Funds under Master Repurchase Agreements (“MRA”) which permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund.
At December 31, 2021, the open repurchase agreements by counterparty which are subject to an MRA on a net payment basis are as follows:
Fund/Counterparty	Repurchase Agreements	Fair Value of Non-cash Collateral Received(1)	Cash Collateral Received	Net Amount(2)
Money Market
Bank of Nova Scotia	$ 65,000,000	$ (65,000,000)	$ —	$ —
BNP Paribas	68,000,000	(68,000,000)	—	—
Citigroup Global Markets, Inc.	58,000,000	(58,000,000)	—	—
Goldman Sachs & Co.	50,000,000	(50,000,000)	—	—
Mitsubishi UFJ Securities USA, Inc.	70,000,000	(70,000,000)	—	—
Mizuho Securities USA, Inc.	65,000,000	(65,000,000)	—	—
Natixis S.A.	70,000,000	(70,000,000)	—	—
TD Securities USA LLC	50,000,000	(50,000,000)	—	—
Total Repurchase Agreements	$ 496,000,000	$ (496,000,000)	$ —	$ —
Medium-Duration Bond
Deutsche Bank Securities, Inc.	$ 166,900,000	$ (166,900,000)	$ —	$ —
(1) The value of the related collateral received exceeded the value of the repurchase agreement as of December 31, 2021.
(2) Net amount represents the net amount of receivable due from (payable to) the counterparty in the event of a default.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
g. Short Sales
A short sale is a transaction in which a Fund sells a security it does not own. The Fund’s obligation to replace the security borrowed and sold short will be collateralized by cash equivalents maintained in a segregated account with the broker. Cash deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will realize a loss; and if the price declines during the period, the Fund will realize a gain. Any realized gain will be decreased, and any realized loss increased, by the amount of transaction costs.
The Fixed Income Funds, Strategic Alternatives Fund, and Impact Fund may sell short U.S. Treasury securities and derivatives such as, but not limited to, swaps, futures contracts and currency forwards to manage risk (e.g., duration, currency, credit, etc.). The Fixed Income Funds may occasionally enter into a short sale to initiate a dollar roll transaction. The Low-Duration Bond Fund may be involved in dollar roll transactions with U.S. Treasury securities throughout the year. The Strategic Alternatives Fund may establish short positions in stocks of companies with a market value of up to 40% of the Fund's assets. The Defensive Market Strategies® Fund may establish short positions in stocks of companies with a market value of up to 30% of the Fund’s assets. The International Equity Fund may establish short positions in stocks of foreign companies with a market value of up to 10% of the Fund’s assets.
At December 31, 2021, the values of securities sold short in the International Equity Fund and the Strategic Alternatives Fund amounted to $1,087,614 and $18,297,163, respectively.
h. Synthetic Convertible Instruments
The Defensive Market Strategies® Fund establishes synthetic convertible instruments. Synthetic convertible instruments combine fixed-income securities (which may be convertible or non-convertible) with the right to acquire equity securities. In establishing a synthetic instrument, a basket of fixed-income securities are pooled with a basket of options or warrants that produce the characteristics similar to a convertible security. The risks of investing in synthetic convertible instruments include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with synthetic convertible instruments and the appreciation potential may be limited. Synthetic convertible instruments may be more volatile and less liquid than other investments held by the Fund.
i. Derivative Financial Instruments
The Funds may engage in various portfolio strategies to seek to increase their return by hedging their portfolios against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract if the counterparty does not perform under the contract. The Funds, in their normal course of business, may enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ exposure may include future claims that may be made against the Funds that have not yet occurred.
FASB “Derivatives and Hedging” includes required disclosure for (i) the nature and terms of the derivative, reasons for entering into the derivative, the events or circumstances that would require the seller to perform under the derivative, and the current status of the payment/performance risk of the derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the derivative, (iii) the fair value of the derivative and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. FASB “Guarantees” require additional disclosures about the current status of the payment/performance risk of a guarantee. All of this information has been incorporated for the current period as part of the Schedules of Investments within the Swap agreements outstanding disclosure and in the Notes to Financial Statements.
Financial Futures Contracts — The Funds (except the Money Market Fund) may purchase or sell financial futures contracts and the options on such futures contracts for the purpose of hedging risk on existing securities, demonstrating purchase of securities or gaining market exposure on cash balances. Financial futures contracts are contracts for the delivery of securities at a specified future date at an agreed upon price or yield. Upon entering into a contract, the Funds deposit and maintain as collateral such initial margin as required by the exchange on which the transaction is effected.

Pursuant to the contract, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such payments or receipts are known as variation margin and are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a futures position prior to its maturity date. Third, the purchase of a futures contract involves the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statements of Assets and Liabilities.
Foreign Currency Options and Futures — The Fixed Income Funds, the Impact Fund, the Strategic Alternatives Fund and the Defensive Market Strategies® Fund may also enter into futures contracts on foreign currencies and related options on transactions as a short or long hedge against possible variations in foreign exchange rates.
Forward Foreign Currency Contracts — Certain Funds may enter into forward foreign currency contracts to hedge against adverse exchange rate fluctuation to the U.S. dollar or between different foreign currencies in connection with either specific security transactions or portfolio positions. Each contract is valued daily and the change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the opening value and the closing value of the contract. These contracts may involve market risk in excess of the unrealized gain or loss reflected on the Statements of Assets and Liabilities. The Funds could be exposed to risk if the counterparties to the contracts are unable to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
Non-Deliverable Bond Forward Contracts — A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked-to-market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date or sale of a contract
Options — Certain Funds are authorized to write and purchase put and call options. The risk in writing a call option is that the Funds give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is that the Funds pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Funds also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party and that party’s ability to perform. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes.
Options purchased are recorded as an asset and written options are recorded as liabilities to the extent of premiums paid or received. Each Fund will realize a gain or loss when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option or the cost of a security for a purchased put or call option is adjusted by the amount of the premium received or paid.
When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options on the Statements of Assets and Liabilities.

Certain Funds may write swaption contracts to manage exposure to fluctuations in interest rates and to enhance portfolio yield. Swaption contracts written by the Funds represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap agreement on a future date. If a written call swaption is exercised, the writer will enter a swap and is obligated to pay the fixed-rate and receive a floating rate in exchange. If a written put swaption is exercised, the writer will enter a swap and is obligated to pay the floating rate and receive a fixed rate in exchange. Swaptions are marked-to-market daily based upon quotations from market makers. When a Fund writes a swaption, the premium received is recorded as a liability and is subsequently adjusted to the current market value of the swaption.
Entering into a swaption contract involves, to varying degrees, the elements of credit, market and interest rate risk in excess of the associated option and swap agreement amounts reported in the Statements of Assets and Liabilities. The Funds bear the market risk arising from any change in index values or interest rates.
Swap Agreements — Each Select Fund, except the Money Market Fund, may enter into swap agreements, such as total return swaps. The Equity Funds may enter into equity swap agreements, and the International Equity Fund and Emerging Markets Equity Fund may also enter into cross-currency swap agreements. The Fixed Income Funds may enter into interest rate, credit default, and cross-currency swap agreements. The Strategic Alternatives Fund may enter into equity and interest rate swap agreements.
Swap agreements are privately negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. A swap may be entered into in order to, among other things, change the maturity of a Fund’s portfolio, to protect a Fund’s value from changes in interest rates, to expose a Fund to a different security or market or to help a Fund achieve a strategy relative to an index or other benchmark. By entering into a swap agreement, a Fund is exposed to the risk of unanticipated movements in interest rates or in the value of an underlying security or index (or the risk that the counterparty will not fulfill its obligation under the agreement).
Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available; and the change in value, if any, is recorded as an unrealized gain or loss on the Statements of Assets and Liabilities. In the event that market quotations are not readily available or deemed reliable, certain swap agreements may be valued pursuant to guidelines established by the Board of Trustees. In the event that market quotes are not readily available and the swap cannot be valued pursuant to one of the valuation methods, the value of the swap will be determined in good faith by the Valuation Committee, generally based upon recommendations provided by the Fund’s sub-adviser.
Payments received or made at the beginning of the measurement period are reflected as such on the Statements of Assets and Liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gains or losses on the Statements of Operations.
Certain Funds’ derivative agreements contain provisions that require a Fund to maintain a predetermined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over one-month, three-month and 12-month periods. If a Fund were to violate such provisions, the counterparties to the derivative instruments could request immediate payment or demand immediate collateralization on derivative instruments in net liability positions. For the year ended December 31,

2021, all of the Funds maintained the required level of net assets and/or the NAVs of the Funds did not decline below the limits set forth in the derivative agreements.
Entering into these agreements involves, to varying degrees, elements of credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.
Credit Default Swaps — Credit default swap (“CDS”) agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event of a default or other credit event for the referenced entity, obligation or index. As a seller of protection on CDS agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. In connection with these agreements, securities are set aside as collateral by the Fund’s custodian.
Upfront payments made or received in connection with CDS agreements are amortized over the expected life of the CDS agreements as unrealized gains or losses on swap agreements. The change in value of the CDS agreements is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement.
The sub-advisers monitor a variety of factors including cash flow assumptions, market activity, market sentiment and valuation as part of their ongoing process of assessing payment and performance risk. As payment and performance risk increases, the value of a CDS increases, resulting in recognition of unrealized gains for long positions and unrealized losses for short positions. Conversely, as payment and performance risk decreases, unrealized gains are recognized for short positions and unrealized losses are recognized for long positions. Any current or future declines in the fair value of the swap may be partially offset by upfront payments received by the Fund as a seller of protection if applicable. The change in value is recorded within unrealized appreciation (depreciation) until the occurrence of a credit event or the termination of the swap, at which time a realized gain (loss) is recorded.
If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

CDS agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use CDS on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.
CDS agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike CDS on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write down or loss events on the underlying loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement will be adjusted by corresponding amounts. A Fund may use CDS on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation's default.
CDS agreements on credit indexes involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indexes are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the CDS market based on the sector of the index. Components of the indexes may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indexes are traded using CDS with standardized terms including a fixed spread and standard maturity dates. An index CDS references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indexes changes periodically, usually every six months, and for most indexes, each name has an equal weight in the index. A Fund may use CDS on credit indexes to hedge a portfolio of CDS or bonds with a CDS on indexes which is less expensive than it would be to buy many CDS to achieve a similar effect. CDS on indexes are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.
Implied credit spreads, represented in absolute terms, utilized in determining the market value of CDS agreements on corporate issues or sovereign issues of an emerging country as of year-end are disclosed in the Schedules of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For CDS agreements on asset-backed securities and credit indexes, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
CDS involve greater risks than if the Funds had invested in the referenced obligation directly. In addition to general market risks, CDS are subject to liquidity risk and counterparty credit risk. The Funds enter into CDS with counterparties meeting defined criteria for financial strength. A buyer also may lose its investment and recover nothing should a credit event not occur. If a credit event did occur, the value of the referenced obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value.
The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a CDS agreement equals the notional amount of the agreement. Notional amounts of each individual CDS agreement outstanding as of year-end for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection CDS agreements entered into by a Fund for the same referenced entity or entities.
Centrally Cleared Swap Agreements — Centrally cleared swaps are either interest rate or CDS agreements brokered by the Chicago Mercantile Exchange, London Clearing House or the Intercontinental Exchange (the “Exchanges”) where the Exchanges are the counterparty to both the buyer and seller of protection. Centrally cleared swaps involve a lesser degree of risk because the Exchanges, as counterparties, monitor risk factors for the involved parties. Centrally cleared swaps are subject to general market risks and to liquidity risk. Pursuant to the agreement, the Funds agree to pay to or receive from the broker an amount of cash equal to the daily fluctuation in the value of the contract (the “margin”) and daily interest on the margin. In the case of centrally cleared interest rate swaps, the daily settlement also includes the daily portion of interest. Such payments are recorded by the Funds as unrealized gains or losses until the contract is closed or settled.
Centrally cleared swaps require no payments at the beginning of the measurement period nor are there liquidation payments at the termination of the swap.
Cross-Currency Swap Agreements — Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap agreements may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows but only for exchanging interest cash flows.
Interest Rate Swap Agreements — Interest rate swap agreements involve the exchange by a Fund with another party of their respective commitments to pay or receive interest with respect to the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the counterparty may terminate the swap transaction in whole at zero cost by a predetermined date and time prior to the maturity date, (v) spread locks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark or (vi) basis swap, under which two parties can exchange variable interest rates based on different money markets.
Total Return Swap Agreements — Total return swap agreements on commodities involve commitments where exchanged cash flows are based on the price of a commodity and in return a Fund receives either fixed or determined by floating price rate. One party would receive payments based on the market value of the commodity involved and pay a fixed amount. Total return swap agreements on indexes involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may be an equity, index or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment from or make a payment to the counterparty.
Forward Rate Agreements — Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Funds enter into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.
Variance Swap Agreements — Variance swap agreements involve two parties exchanging cash payments based on the difference between the stated level of variance (“Variance Strike Price”) and the actual variance realized on an underlying asset or index. As a receiver of the realized price variance, a Fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the variance is less than the strike price. As a payer of the realized price variance, a Fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike. A Fund may enter into variance swaps in an attempt to hedge market risk or adjust exposure to the markets.
Offsetting of Financial and Derivative Assets and Liabilities
Certain Funds are parties to International Swap and Derivatives Association, Inc. (“ISDA”) Master Agreements (“MA”) with various counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The ISDA MA may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the ISDA MA, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the Fund’s portfolio or Statements of Assets and Liabilities. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to an ISDA MA in the Statements of Assets and Liabilities.

At December 31, 2021, derivative assets and liabilities (by type) held by the Funds are as follows:
Fund	Assets	Liabilities
MyDestination 2015
Derivative Financial Instruments:
Futures contracts	$ —	$ 6,107
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	6,107
Derivatives not subject to an ISDA MA or similar agreement	—	6,107
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2025
Derivative Financial Instruments:
Futures contracts	$ —	$ 24,248
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	24,248
Derivatives not subject to an ISDA MA or similar agreement	—	24,248
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2035
Derivative Financial Instruments:
Futures contracts	$ —	$ 47,925
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	47,925
Derivatives not subject to an ISDA MA or similar agreement	—	47,925
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2045
Derivative Financial Instruments:
Futures contracts	$ —	$ 48,447
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	48,447
Derivatives not subject to an ISDA MA or similar agreement	—	48,447
Total assets and liabilities subject to an ISDA MA	$ —	$ —
MyDestination 2055
Derivative Financial Instruments:
Futures contracts	$ —	$ 18,590
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	18,590
Derivatives not subject to an ISDA MA or similar agreement	—	18,590
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Conservative Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 3,721
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	3,721
Derivatives not subject to an ISDA MA or similar agreement	—	3,721
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Balanced Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 16,329
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	16,329
Derivatives not subject to an ISDA MA or similar agreement	—	16,329
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Growth Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 54,787
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	54,787
Derivatives not subject to an ISDA MA or similar agreement	—	54,787
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Aggressive Allocation
Derivative Financial Instruments:
Futures contracts	$ —	$ 70,977
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	70,977
Derivatives not subject to an ISDA MA or similar agreement	—	70,977
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Low-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 57,576
Forward foreign currency contracts	393,338	832,952
Options	—	29,906
Centrally cleared swaps	—	9,332
Swap agreements	3,039	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	396,377	929,766
Derivatives not subject to an ISDA MA or similar agreement	—	204,585
Total assets and liabilities subject to an ISDA MA	$ 396,377	$ 725,181
Medium-Duration Bond
Derivative Financial Instruments:
Futures contracts	$ 311,199	$ —
Forward foreign currency contracts	580,030	2,376,296
Options	254,079	928,304
Centrally cleared swaps	—	333,855
Swap agreements	4,754	263,626
Total derivative assets and liabilities in the Statements of Assets and Liabilities	1,150,062	3,902,081
Derivatives not subject to an ISDA MA or similar agreement	565,278	539,174
Total assets and liabilities subject to an ISDA MA	$ 584,784	$ 3,362,907

Fund	Assets	Liabilities
Global Bond
Derivative Financial Instruments:
Futures contracts	$ —	$ 175,882
Forward foreign currency contracts	7,434,119	8,153,342
Options	5,397	—
Centrally cleared swaps	5,331	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	7,444,847	8,329,224
Derivatives not subject to an ISDA MA or similar agreement	10,728	175,882
Total assets and liabilities subject to an ISDA MA	$ 7,434,119	$ 8,153,342
Defensive Market Strategies®
Derivative Financial Instruments:
Futures contracts	$ —	$ 18,055
Forward foreign currency contracts	30,499	331,065
Options	91,619,810	2,628,590
Total derivative assets and liabilities in the Statements of Assets and Liabilities	91,650,309	2,977,710
Derivatives not subject to an ISDA MA or similar agreement	91,650,309	2,977,710
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Global Impact Fund
Derivative Financial Instruments:
Futures contracts	$ 31,834	$ —
Total derivative assets and liabilities in the Statements of Assets and Liabilities	31,834	—
Derivatives not subject to an ISDA MA or similar agreement	31,834	—
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 181,500
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	181,500
Derivatives not subject to an ISDA MA or similar agreement	—	181,500
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Value Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 132,000
Forward foreign currency contracts	—	811,555
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	943,555
Derivatives not subject to an ISDA MA or similar agreement	—	943,555
Total assets and liabilities subject to an ISDA MA	$ —	$ —

Fund	Assets	Liabilities
Growth Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 224,125
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	224,125
Derivatives not subject to an ISDA MA or similar agreement	—	224,125
Total assets and liabilities subject to an ISDA MA	$ —	$ —
Small Cap Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 57,605
Forward foreign currency contracts	—	9,816
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	67,421
Derivatives not subject to an ISDA MA or similar agreement	—	67,421
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity Index
Derivative Financial Instruments:
Futures contracts	$ —	$ 29,705
Total derivative assets and liabilities in the Statements of Assets and Liabilities	—	29,705
Derivatives not subject to an ISDA MA or similar agreement	—	29,705
Total assets and liabilities subject to an ISDA MA	$ —	$ —
International Equity
Derivative Financial Instruments:
Futures contracts	$ 124,255	$ —
Forward foreign currency contracts	1,895,935	2,836,693
Swap agreements	1,958,434	687,194
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,978,624	3,523,887
Derivatives not subject to an ISDA MA or similar agreement	124,255	—
Total assets and liabilities subject to an ISDA MA	$ 3,854,369	$ 3,523,887
Emerging Markets Equity
Derivative Financial Instruments:
Futures contracts	$ —	$ 471,375
Forward foreign currency contracts	3,452,039	3,918,044
Swap agreements	306,291	434,322
Total derivative assets and liabilities in the Statements of Assets and Liabilities	3,758,330	4,823,741
Derivatives not subject to an ISDA MA or similar agreement	—	471,375
Total assets and liabilities subject to an ISDA MA	$ 3,758,330	$ 4,352,366

Fund	Assets	Liabilities
Strategic Alternatives
Derivative Financial Instruments:
Futures contracts	$ —	$ 303,840
Forward foreign currency contracts	1,108,177	865,136
Options	31,877	1,050,366
Centrally cleared swaps	144,067	—
Swap agreements	1,326,194	—
Total derivative assets and liabilities in the Statements of Assets and Liabilities	2,610,315	2,219,342
Derivatives not subject to an ISDA MA or similar agreement	144,067	372,919
Total assets and liabilities subject to an ISDA MA	$ 2,466,248	$ 1,846,423
The futures contracts and centrally cleared swap agreements shown above represent the variation margin shown on the Statements of Assets and Liabilities, which is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements.
At December 31, 2021, derivative assets and liabilities by counterparty net of amounts available for offset under an ISDA MA and net of the related collateral (received)/pledged by the Trust are as follows:
Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
Low-Duration Bond
Sub-adviser A
Other Counterparties*	$ 3,039	$ —	$ 3,039	$ (3,039)	$ —
Sub-adviser B
Other Counterparties*	191,126	(718,599)	(527,473)	109,518	(417,955)
Sub-adviser C
Other Counterparties*	202,212	(6,582)	195,630	—	195,630
Total Derivatives	$ 396,377	$ (725,181)	$ (328,804)	$ 106,479	$ (222,325)
Medium-Duration Bond
Sub-adviser A
Other Counterparties*	$ 149,455	$ (494,294)	$ (344,839)	$ 426,289	$ 81,450
Sub-adviser B
Other Counterparties*	327,968	(2,340,516)	(2,012,548)	1,570,273	(442,275)
Sub-adviser C
Other Counterparties*	107,361	(528,097)	(420,736)	387,941	(32,795)
Total Derivatives	$ 584,784	$(3,362,907)	$(2,778,123)	$2,384,503	$ (393,620)
Global Bond
Sub-adviser A
CITI	$ 330,765	$(1,417,237)	$(1,086,472)	$ 80,000	$(1,006,472)
Other Counterparties*	64,923	(65,163)	(240)	—	(240)
	395,688	(1,482,400)	(1,086,712)	80,000	(1,006,712)
Sub-adviser B
Other Counterparties*	7,038,431	(6,670,942)	367,489	(283,237)	84,252
Total Derivatives	$7,434,119	$(8,153,342)	$ (719,223)	$ (203,237)	$ (922,460)

Fund/Sub-adviser/Counterparty	Derivative Assets Subject to an ISDA MA	Derivative Liabilities Subject to an ISDA MA	Value of Derivatives Subject to an ISDA MA	Collateral (Received)/ Pledged	Net Exposure
International Equity
Sub-adviser A
Other Counterparties*	$3,854,369	$(3,486,882)	$ 367,487	$ (366,863)	$ 624
Sub-adviser B
Other Counterparties*	—	(37,005)	(37,005)	—	(37,005)
Total Derivatives	$3,854,369	$(3,523,887)	$ 330,482	$ (366,863)	$ (36,381)
Emerging Markets Equity
Sub-adviser A
Other Counterparties*	$3,758,330	$(3,788,863)	$ (30,533)	$ 30,533	$ —
Sub-adviser B
MSCS	—	(446,677)	(446,677)	—	(446,677)
Other Counterparties*	—	(116,826)	(116,826)	—	(116,826)
	—	(563,503)	(563,503)	—	(563,503)
Total Derivatives	$3,758,330	$(4,352,366)	$ (594,036)	$ 30,533	$(563,503)
Strategic Alternatives
Sub-adviser B
Other Counterparties*	$1,140,054	$(1,846,423)	$ (706,369)	$ 653,547	$ (52,822)
Sub-adviser E
Other Counterparties*	1,326,194	—	1,326,194	(1,326,194)	—
Total Derivatives	$2,466,248	$(1,846,423)	$ 619,825	$ (672,647)	$ (52,822)
*Other Counterparties represent amounts that are held with counterparties where the absolute value of the total net exposure is less than 0.05% of the net assets of the respective Fund. Those holdings are deemed individually immaterial to the respective Fund and are listed collectively.
Additional information about netting arrangements under the Master Agreements can be found in the Derivative Financial Instruments and Securities Lending sections of the Notes to Financial Statements.
Derivative Holdings Categorized by Risk Exposure
FASB “Derivatives and Hedging” also requires all companies to disclose information intended to enable financial statement users to understand how and why the entity uses derivative instruments, how derivatives are accounted for, and how derivative instruments affect the entity’s financial position, results of operations, and cash flows.

Location on the Statements of Assets and Liabilities
Derivative Type	Asset Derivatives	Liability Derivatives
Interest rate contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
	Unrealized gain on non-deliverable bond forward contracts	Unrealized loss on non-deliverable bond forwards contracts
Foreign exchange contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Unrealized appreciation on foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts
Credit contracts	Unrealized appreciation on swap agreements	Unrealized depreciation on swap agreements
Equity contracts	Investments in securities of unaffiliated issuers, at value	Options written, at value
	Receivables: Variation margin*	Payables: Variation margin*
*The variation margin shown on the Statements of Assets and Liabilities is the daily change in the unrealized appreciation (depreciation) for open futures and centrally cleared swap agreements. The variation margin presented below is the cumulative change in unrealized appreciation (depreciation) from the date the contract was opened until December 31, 2021.
Asset Derivative Value
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 75,976	$ 29,748	$ —	$ —	$ 46,228
MyDestination 2025
Futures	$ 270,099	$ 95,746	$ —	$ —	$ 174,353
MyDestination 2035
Futures	$ 462,969	$ 83,295	$ —	$ —	$ 379,674
MyDestination 2045
Futures	$ 405,558	$ 37,243	$ —	$ —	$ 368,315
MyDestination 2055
Futures	$ 137,549	$ 5,208	$ —	$ —	$ 132,341
Conservative Allocation
Futures	$ 29,542	$ —	$ —	$ —	$ 29,542
Balanced Allocation
Futures	$ 358,706	$ 72,044	$ —	$ —	$ 286,662
Growth Allocation
Futures	$ 491,512	$ 43,275	$ —	$ —	$ 448,237
Aggressive Allocation
Futures	$ 459,500	$ —	$ —	$ —	$ 459,500

	Asset Derivative Value
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 393,338	$ —	$ 393,338	$ —	$ —
Futures	54,567	54,567	—	—	—
Swaps	3,039	—	—	3,039	—
Totals	$ 450,944	$ 54,567	$ 393,338	$ 3,039	$ —
Medium-Duration Bond
Forwards	$ 580,030	$ —	$ 580,030	$ —	$ —
Futures	2,238,727	2,238,727	—	—	—
Purchased Options	254,079	254,079	—	—	—
Swaps	5,514,477	4,793,602	—	720,875	—
Totals	$ 8,587,313	$ 7,286,408	$ 580,030	$ 720,875	$ —
Global Bond
Forwards	$ 7,434,119	$ —	$ 7,434,119	$ —	$ —
Futures	346,212	346,212	—	—	—
Purchased Options	5,397	5,397	—	—	—
Swaps	38,108	38,108	—	—	—
Totals	$ 7,823,836	$ 389,717	$ 7,434,119	$ —	$ —
Defensive Market Strategies®
Forwards	$ 30,499	$ —	$ 30,499	$ —	$ —
Futures	628,226	—	—	—	628,226
Purchased Options	91,619,810	—	—	—	91,619,810
Totals	$ 92,278,535	$ —	$ 30,499	$ —	$ 92,248,036
Global Impact Fund
Futures	$ 134,179	$ 90,094	$ 113	$ —	$ 43,972
Equity Index
Futures	$ 1,295,866	$ —	$ —	$ —	$ 1,295,866
Value Equity
Futures	$ 947,811	$ —	$ —	$ —	$ 947,811
Growth Equity
Futures	$ 1,659,661	$ —	$ —	$ —	$ 1,659,661
Small Cap Equity
Futures	$ 476,169	$ —	$ —	$ —	$ 476,169
International Equity Index
Futures	$ 867,855	$ —	$ —	$ —	$ 867,855
International Equity
Forwards	$ 1,895,935	$ —	$ 1,895,935	$ —	$ —
Futures	2,069,079	—	—	—	2,069,079
Swaps	1,958,434	—	—	—	1,958,434
Totals	$ 5,923,448	$ —	$ 1,895,935	$ —	$ 4,027,513

	Asset Derivative Value
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Emerging Markets Equity
Forwards	$ 3,452,039	$ —	$ 3,452,039	$ —	$ —
Futures	270,468	—	—	—	270,468
Swaps	306,291	—	—	—	306,291
Totals	$ 4,028,798	$ —	$ 3,452,039	$ —	$ 576,759
Global Real Estate Securities
Futures	$ 229,185	$ —	$ —	$ —	$ 229,185
Strategic Alternatives
Forwards	$ 1,108,177	$ —	$ 1,108,177	$ —	$ —
Futures	826,168	477,295	16,873	—	332,000
Purchased Options	31,877	31,877	—	—	—
Swaps	3,765,014	2,438,820	—	—	1,326,194
Totals	$ 5,731,236	$ 2,947,992	$ 1,125,050	$ —	$ 1,658,194

Liabilities Derivative Value
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 942	$ —	$ —	$ —	$ 942
MyDestination 2025
Futures	$ 2,615	$ —	$ —	$ —	$ 2,615
MyDestination 2035
Futures	$ 10,065	$ —	$ —	$ —	$ 10,065
MyDestination 2045
Futures	$ 10,196	$ —	$ —	$ —	$ 10,196
Conservative Allocation
Futures	$ 6,674	$ 5,731	$ —	$ —	$ 943
Balanced Allocation
Futures	$ 14,470	$ 4,902	$ —	$ —	$ 9,568
Growth Allocation
Futures	$ 21,724	$ 3,470	$ —	$ —	$ 18,254
Aggressive Allocation
Futures	$ 20,597	$ —	$ —	$ —	$ 20,597
Low-Duration Bond
Forwards	$ 832,952	$ —	$ 832,952	$ —	$ —
Futures	2,060,166	2,060,166	—	—	—
Written Options	29,906	11,084	—	18,822	—
Swaps	15,628	9,877	—	5,751	—
Totals	$ 2,938,652	$ 2,081,127	$ 832,952	$ 24,573	$ —

	Liabilities Derivative Value
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Medium-Duration Bond
Forwards	$ 2,376,296	$ —	$ 2,376,296	$ —	$ —
Futures	2,723,413	2,723,413	—	—	—
Written Options	928,304	928,304	—	—	—
Swaps	3,665,097	3,460,055	—	205,042	—
Totals	$ 9,693,110	$ 7,111,772	$ 2,376,296	$ 205,042	$ —
Global Bond
Forwards	$ 8,153,342	$ —	$ 8,153,342	$ —	$ —
Futures	1,110,731	1,110,731	—	—	—
Swaps	17,247	—	—	17,247	—
Totals	$ 9,281,320	$ 1,110,731	$ 8,153,342	$ 17,247	$ —
Defensive Market Strategies®
Forwards	$ 331,065	$ —	$ 331,065	$ —	$ —
Futures	288,921	288,921	—	—	—
Written Options	2,628,590	—	—	—	2,628,590
Totals	$ 3,248,576	$ 288,921	$ 331,065	$ —	$ 2,628,590
Global Impact Fund
Futures	$ 78,949	$ 72,719	$ —	$ —	$ 6,230
Value Equity
Forwards	$ 811,555	$ —	$ 811,555	$ —	$ —
Small Cap Equity
Forwards	$ 9,816	$ —	$ 9,816	$ —	$ —
International Equity
Forwards	$ 2,836,693	$ —	$ 2,836,693	$ —	$ —
Futures	1,022,716	—	—	—	1,022,716
Swaps	687,194	—	—	—	687,194
Totals	4,546,603	$ —	$ 2,836,693	$ —	$ 1,709,910
Emerging Markets Equity
Forwards	$ 3,918,044	$ —	$ 3,918,044	$ —	$ —
Futures	248,491	—	—	—	248,491
Swaps	434,322	—	—	—	434,322
Totals	$ 4,600,857	$ —	$ 3,918,044	$ —	$ 682,813
Strategic Alternatives
Forwards	$ 865,136	$ —	$ 865,136	$ —	$ —
Futures	1,060,746	447,674	613,072	—	—
Written Options	1,050,366	981,286	—	—	69,080
Swaps	1,377,455	1,377,455	—	—	—
Totals	$ 4,353,703	$ 2,806,415	$ 1,478,208	$ —	$ 69,080

Derivative Type	Location on the Statements of Operations
Interest rate contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Swap agreements
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Futures
Net change in unrealized appreciation (depreciation) on: Swap agreements
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Non-deliverable bond forward contracts
Foreign exchange contracts	Net realized gain (loss) from: Foreign currency
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net change in unrealized appreciation (depreciation) on: Foreign currency
Net change in unrealized appreciation (depreciation) on: Option contracts written
Net change in unrealized appreciation (depreciation) on: Option contracts purchased
Credit contracts	Net realized gain (loss) from: Swap agreements
Net change in unrealized appreciation (depreciation) on: Swap agreements
Equity contracts	Net realized gain (loss) from: Futures transactions
Net realized gain (loss) from: Option contracts written
Net realized gain (loss) from: Option contracts purchased
Net unrealized appreciation (depreciation) on: Futures
Net unrealized appreciation (depreciation) on: Option contracts written
Net unrealized appreciation (depreciation) on: Option contracts purchased

Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 418,829	$ (144,722)	$ —	$ —	$ 563,551
MyDestination 2025
Futures	$ 1,895,997	$ (374,461)	$ —	$ —	$ 2,270,458
MyDestination 2035
Futures	$ 3,247,579	$ (303,841)	$ —	$ —	$ 3,551,420
MyDestination 2045
Futures	$ 3,029,003	$ (120,939)	$ —	$ —	$ 3,149,942
MyDestination 2055
Futures	$ 1,262,293	$ (26,919)	$ —	$ —	$ 1,289,212
Conservative Allocation
Futures	$ 383,973	$ (52,481)	$ —	$ —	$ 436,454
Balanced Allocation
Futures	$ 2,160,363	$ (461,245)	$ —	$ —	$ 2,621,608
Growth Allocation
Futures	$ 3,396,829	$ (183,844)	$ —	$ —	$ 3,580,673
Aggressive Allocation
Futures	$ 4,523,657	$ —	$ —	$ —	$ 4,523,657

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Low-Duration Bond
Forwards	$ 1,588,941	$ —	$ 1,588,941	$ —	$ —
Futures	1,507,865	1,507,865	—	—	—
Purchased Options	(8,539)	(8,539)	—	—	—
Swaps	(1,327,157)	(1,045,783)	—	(281,374)	—
Written Options	214,115	170,875	—	43,240	—
Totals	$ 1,975,225	$ 624,418	$ 1,588,941	$ (238,134)	$ —
Medium-Duration Bond
Forwards	$ 2,472,569	$ —	$ 2,472,569	$ —	$ —
Futures	(9,902,557)	(9,902,557)	—	—	—
Purchased Options	(3,848,072)	(3,521,411)	(326,661)	—	—
Swaps	320,479	(2,114,121)	—	2,434,600	—
Written Options	3,852,411	3,823,565	28,846	—	—
Totals	$ (7,105,170)	$ (11,714,524)	$ 2,174,754	$ 2,434,600	$ —
Global Bond
Forwards	$ (5,852,985)	$ —	$ (5,852,985)	$ —	$ —
Futures	3,997,426	3,997,426	—	—	—
Purchased Options	(209,494)	(2,489)	(207,005)	—	—
Swaps	(817,277)	1,005	—	(818,282)	—
Totals	$ (2,882,330)	$ 3,995,942	$ (6,059,990)	$ (818,282)	$ —
Defensive Market Strategies®
Forwards	$ 2,343,713	$ —	$ 2,343,713	$ —	$ —
Futures	(286,846)	(12,621)	—	—	(274,225)
Written Options	26,986,233	—	—	—	26,986,233
Totals	$ 29,043,100	$ (12,621)	$ 2,343,713	$ —	$ 26,712,008
Global Impact Fund
Futures	$ 774,734	$ 350,400	$ 6,662	$ —	$ 417,672
Equity Index
Futures	$ 16,050,263	$ —	$ —	$ —	$ 16,050,263
Value Equity
Forwards	$ 2,757,551	$ —	$ 2,757,551	$ —	$ —
Futures	10,091,869	—	—	—	10,091,869
Totals	$ 12,849,420	$ —	$ 2,757,551	$ —	$ 10,091,869
Growth Equity
Futures	$ 14,525,795	$ —	$ —	$ —	$ 14,525,795
Small Cap Equity
Forwards	$ 103,558	$ —	$ 103,558	$ —	$ —
Futures	3,063,481	—	—	—	3,063,481
Totals	$ 3,167,039	$ —	$ 103,558	$ —	$ 3,063,481
International Equity Index
Futures	$ 5,507,743	$ —	$ —	$ —	$ 5,507,743

	Realized Gain (Loss) on Derivatives Recognized in Income
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
International Equity
Forwards	$ (7,855,214)	$ —	$ (7,855,214)	$ —	$ —
Futures	11,422,115	—	—	—	11,422,115
Swaps	6,801,048	—	—	—	6,801,048
Totals	$ 10,367,949	$ —	$ (7,855,214)	$ —	$ 18,223,163
Emerging Markets Equity
Forwards	$ (1,104,514)	$ —	$ (1,104,514)	$ —	$ —
Futures	1,842,239	—	—	—	1,842,239
Swaps	4,186,171	—	—	—	4,186,171
Totals	$ 4,923,896	$ —	$ (1,104,514)	$ —	$ 6,028,410
Global Real Estate Securities
Futures	$ 1,823,778	$ —	$ —	$ —	$ 1,823,778
Totals	$ 1,823,778	$ —	$ —	$ —	$ 1,823,778
Strategic Alternatives
Forwards	$ 109,941	$ —	$ 109,941	$ —	$ —
Futures	6,536,350	442,316	3,958,523	—	2,135,511
Non-Deliverable Bond Forwards	(133,950)	—	(133,950)	—	—
Purchased Options	(114,642)	(114,642)	—	—	—
Swaps	4,676,945	(527,413)	—	25,235	5,179,123
Written Options	2,262,224	481,327	—	—	1,780,897
Totals	$ 13,336,868	$ 281,588	$ 3,934,514	$ 25,235	$ 9,095,531

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
MyDestination 2015
Futures	$ 23,379	$ 23,390	$ —	$ —	$ (11)
MyDestination 2025
Futures	$ 44,841	$ 78,591	$ —	$ —	$ (33,750)
MyDestination 2035
Futures	$ 134,771	$ 77,447	$ —	$ —	$ 57,324
MyDestination 2045
Futures	$ 117,207	$ 34,989	$ —	$ —	$ 82,218
MyDestination 2055
Futures	$ 23,329	$ 4,376	$ —	$ —	$ 18,953
Conservative Allocation
Futures	$ (17,601)	$ (7,009)	$ —	$ —	$ (10,592)
Balanced Allocation
Futures	$ (11,600)	$ 79,104	$ —	$ —	$ (90,704)
Growth Allocation
Futures	$ 94,018	$ 40,418	$ —	$ —	$ 53,600

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Aggressive Allocation
Futures	$ 106,659	$ —	$ —	$ —	$ 106,659
Low-Duration Bond
Forwards	$ 1,618,670	$ —	$ 1,618,670	$ —	$ —
Futures	(2,231,095)	(2,231,095)	—	—	—
Purchased Options	1,458	1,458	—	—	—
Swaps	1,033,875	1,283,828	—	(249,953)	—
Written Options	57,046	57,046	—	—	—
Totals	$ 479,954	$ (888,763)	$ 1,618,670	$ (249,953)	$ —
Medium-Duration Bond
Forwards	$ (387,054)	$ —	$ (387,054)	$ —	$ —
Futures	343,810	—	—	—	343,810
Purchased Options	(21,609)	(21,609)	—	—	—
Swaps	(1,961,832)	854,129	—	(2,815,961)	—
Written Options	(33,984)	(33,984)	—	—	—
Totals	$ (2,060,669)	$ 798,536	$ (387,054)	$ (2,815,961)	$ 343,810
Global Bond
Forwards	$ 1,725,567	$ —	$ 1,725,567	$ —	$ —
Futures	(968,762)	(968,762)	—	—	—
Purchased Options	3,134	3,134	—	—	—
Swaps	20,861	38,108	—	(17,247)	—
Totals	$ 780,800	$ (927,520)	$ 1,725,567	$ (17,247)	$ —
Defensive Market Strategies®
Forwards	$ (326,563)	$ —	$ (326,563)	$ —	$ —
Futures	339,305	(288,921)	—	—	628,226
Purchased Options	11,776,696	—	—	—	11,776,696
Written Options	1,631,848	—	—	—	1,631,848
Totals	$ 13,421,286	$ (288,921)	$ (326,563)	$ —	$ 14,036,770
Global Impact Fund
Futures	$ 55,230	$ 17,375	$ 113	$ —	$ 37,742
Equity Index
Futures	$ 316,156	$ —	$ —	$ —	$ 316,156
Value Equity
Forwards	$ (575,964)	$ —	$ (575,964)	$ —	$ —
Futures	514,976	—	—	—	514,976
Totals	$ (60,988)	$ —	$ (575,964)	$ —	$ 514,976
Growth Equity
Futures	$ 284,589	$ —	$ —	$ —	$ 284,589

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Fund	Total Value at 12/31/21	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts
Small Cap Equity
Forwards	$ (9,816)	$ —	$ (9,816)	$ —	$ —
Futures	(118,290)	—	—	—	(118,290)
Totals	$ (128,106)	$ —	$ (9,816)	$ —	$ (118,290)
International Equity Index
Futures	$ 404,213	$ —	$ —	$ —	$ 404,213
International Equity
Forwards	$ (2,597,095)	$ —	$ (2,597,095)	$ —	$ —
Futures	(1,392,531)	—	—	—	(1,392,531)
Swaps	3,650,429	—	—	—	3,650,429
Totals	$ (339,197)	$ —	$ (2,597,095)	$ —	$ 2,257,898
Emerging Markets Equity
Forwards	$ (478,289)	$ —	$ (478,289)	$ —	$ —
Futures	(2,380,566)	—	—	—	(2,380,566)
Swaps	(1,537,325)	—	—	—	(1,537,325)
Totals	$ (4,396,180)	$ —	$ (478,289)	$ —	$ (3,917,891)
Global Real Estate Securities
Futures	$ 128,267	$ —	$ —	$ —	$ 128,267
Strategic Alternatives
Forwards	$ 185,699	$ —	$ 185,699	$ —	$ —
Futures	114,093	114,093	—	—	—
Purchased Options	(83,431)	(83,431)	—	—	—
Swaps	2,127,582	804,075	—	(2,686)	1,326,193
Written Options	(42,942)	31,945	—	—	(74,887)
Non-deliverable Bond Forwards	(29,258)	—	(29,258)	—	—
Totals	$ 2,271,743	$ 866,682	$ 156,441	$ (2,686)	$ 1,251,306

Volume of Derivative Transactions
The tables below summarize the average daily notional derivative transactions by Fund during the year ended December 31, 2021.
Activity for the period is measured by the number of transactions during the fiscal year and the average daily notional amount for open forward foreign currency contract transactions was as follows:
Fund	Number of transactions	Average notional market value of contracts
Low-Duration Bond	253	$3,936,596
Medium-Duration Bond	542	2,801,409
Global Bond	1,603	3,172,887
Defensive Market Strategies®	156	2,059,996
Value Equity	177	2,859,231
Small Cap Equity	46	184,665
International Equity	2,649	1,529,468
Emerging Markets Equity	4,100	879,675
Strategic Alternatives	3,497	1,113,113
Activity for the period is measured by the average daily notional amount for long and short open future contracts was as follows:
Fund	Long average notional market value of contracts	Short average notional market value of contracts
MyDestination 2015	$ 706,507	$ —
MyDestination 2025	1,360,715	—
MyDestination 2035	1,295,533	—
MyDestination 2045	982,704	534,680
MyDestination 2055	362,504	—
Conservative Allocation	990,968	—
Balanced Allocation	1,899,196	312,125
Growth Allocation	1,429,616	—
Aggressive Allocation	1,736,704	—
Low-Duration Bond	18,016,025	2,980,427
Medium-Duration Bond	5,546,097	3,617,095
Global Bond	5,900,110	5,334,339
Defensive Market Strategies®	34,190,223	—
Global Impact Fund	929,015	2,578,765
Equity Index	10,861,540	—
Value Equity	11,536,163	—
Growth Equity	24,787,010	—
Small Cap Equity	5,675,002	—
International Equity Index	2,567,745	—
International Equity	2,456,006	2,266,731
Emerging Markets Equity	1,669,093	1,027,362
Global Real Estate Securities	1,947,933	—
Strategic Alternatives	1,789,232	1,936,775

Activity for the period is measured by the number of transactions during the fiscal year and the average daily premiums paid and received on open options transactions was as follows:
Fund	Number of transactions	Average premiums paid and received
Low-Duration Bond	60	$ 5,188
Medium-Duration Bond	776	13,563
Global Bond	48	5,154
Defensive Market Strategies®	707	167,341
Strategic Alternatives	225	20,258
Activity for the period is measured by the average daily notional amount for buy and sell protection on credit default swap transactions was as follows:
Fund	Buy protection average notional market value	Sell protection average notional market value
Low-Duration Bond	$6,022,222	$16,800,000
Medium-Duration Bond	176,429	2,597,903
Global Bond	4,609,220	—
Activity for the period is measured by the average daily notional amount for interest rate swaps based on the payment or receipt of the fixed rate was as follows:
Fund	Paid fixed rate average notional market value	Received fixed rate average notional market value
Low-Duration Bond	$2,455,812	$3,396,619
Medium-Duration Bond	2,141,393	3,440,669
Global Bond	—	2,042,960
Strategic Alternatives	2,108,183	2,334,337
Activity for the period is measured by the average daily notional amount for total return swaps was as follows:
Fund	Average notional market value of transactions
International Equity	$ 440,312
Emerging Markets Equity	1,125,391
Strategic Alternatives	95,904
Activity for the period is measured by the number of contracts during the fiscal year and the average daily notional amount for open non-deliverable bond forward contracts was as follows:
Fund	Average notional market value of contracts
Strategic Alternatives	$930,617

j. Dividends and Distributions to Shareholders
The Fixed Income Funds declare and pay dividends from net investment income monthly. The Money Market Fund declares income dividends daily and pays them monthly. The Defensive Market Strategies® Fund, Equity Index Fund, Global Real Estate Securities Fund, Value Equity Fund and Growth Equity Fund declare and pay dividends from net investment income semi-annually. Each of the other Funds (including all the Target Date Funds and Target Risk Funds) declares and pays dividends from net investment income annually. Each Fund also distributes to its shareholders at least annually any realized net capital gains and net gains, if any, from certain foreign currency transactions. Dividends and distributions to shareholders are recorded on the ex-dividend date.
k. Expenses
Expenses arising in connection with a Fund are charged directly to that Fund. Expenses common to all Funds are generally allocated to each Fund in proportion to their relative net assets. Each Class of shares bears its pro-rata portion of expenses attributable to its Class, except that each Class separately bears expenses related specifically to that Class, such as shareholder reporting, registration, transfer agent and shareholder servicing fees.
l. Security Transactions, Income and Realized Gains and Losses
Security transactions are accounted for on the date securities are purchased or sold (the trade date). Dividend income is recognized on the ex-dividend date, except certain dividends from foreign securities where the ex-date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income is accrued daily, including the amortization of market premium and the accretion of market discount using the effective interest method. Realized gains and losses from security transactions are on an identified cost basis.
3.  FEES AND OTHER TRANSACTIONS
a. Investment Advisory Fees (Affiliate)
Pursuant to a separate investment advisory agreement, GuideStone Capital Management, LLC ("GSCM") acts as the Adviser to the Funds. As the Adviser, it provides an investment program for the Funds and for such services is paid a fee. GSCM and the Trust have entered into sub-advisory agreements with various sub-advisers to manage each Select Fund’s investments. Under the asset allocation and general supervision of GSCM, the sub-advisers make the day-to-day investment decisions for the Select Funds, and for such services, each sub-adviser receives a fee from the Funds. GSCM and the Trust have entered into sub-advisory agreements with Parametric Portfolio Associates LLC ("Parametric") with respect to the overlay program of each Fund (except the Money Market Fund) and the completion portfolio program of each Fund (except the Money Market Fund, Global Real Estate Securities Fund, Equity Index Fund and International Equity Index Fund). When such services are utilized, Parametric receives a fee from the respective Funds. The aggregate advisory fees and sub-adviser fees are included in the Statements of Assets and Liabilities and Statements of Operations under “Investment advisory fees”.

The advisory fees paid to GSCM and aggregate sub-advisory fees paid to the sub-advisers are computed daily based upon the net assets of each Fund. The actual advisory fees accrued and the sub-advisory fees accrued during the year ended December 31, 2021, based upon average daily net assets, were as follows:
Fund	Advisory Fees	Sub-Adviser Fees
MyDestination 2015	0.10%	0.01%
MyDestination 2025	0.10%	0.00%
MyDestination 2035	0.10%	0.00%
MyDestination 2045	0.10%	0.00%
MyDestination 2055	0.10%	0.00%
Conservative Allocation	0.10%	0.00%
Balanced Allocation	0.10%	0.00%
Growth Allocation	0.10%	0.00%
Aggressive Allocation	0.10%	0.00%
Money Market	0.07%	0.04%
Low-Duration Bond	0.11%	0.18%
Medium-Duration Bond	0.13%	0.18%
Global Bond	0.25%	0.22%
Defensive Market Strategies®	0.33%	0.29%
Global Impact Fund	0.36%	0.27%
Equity Index	0.08%	0.01%
Value Equity	0.33%	0.27%
Growth Equity	0.33%	0.32%
Small Cap Equity	0.33%	0.52%
International Equity Index	0.10%	0.01%
International Equity	0.33%	0.44%
Emerging Markets Equity	0.33%	0.52%
Global Real Estate Securities	0.30%	0.38%
Strategic Alternatives	0.40%	0.51%
b. Shareholder Servicing Fees (Affiliate)
The Board of Trustees has adopted a Shareholder Service Plan for each Fund with an Investor Class. Under this Plan, the Investor Class is authorized to pay fees of 0.25% of average daily net assets to parties that provide services for and maintain shareholder accounts.
c. Expense Limitation (Affiliate)
The Strategic Alternatives Fund, International Equity Index Fund, and the Emerging Markets Equity Fund entered into expense cap agreements with GSCM, pursuant to which GSCM has agreed to pay, waive or assume expenses of the Class(es) of the Fund without regard to any expense reductions realized through use of directed brokerage, (and excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, expenses on securities sold short, and extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2021, for the Investor Class of Emerging Markets Equity Fund and April 30, 2022, for the Institutional Class and Investor Class of Strategic Alternatives Fund and Institutional Class of International Equity Index Fund.
The Target Date Funds have entered into an expense cap agreement with GSCM, pursuant to which GSCM has agreed to pay, waive, or assume expenses of the Class(es) of the Fund (excluding extraordinary expenses) which exceed, in the aggregate, the annual percentage rate of that Class’ average daily net assets as indicated below through April 30, 2022.

The Expense Caps were as follows:
	For the Period January 1, 2021 to April 30, 2021		For the Period May 1, 2021 to December 31, 2021
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015	0.50%	0.75%	0.50%	0.75%
MyDestination 2025	0.50%	0.75%	0.50%	0.75%
MyDestination 2035	0.50%	0.75%	0.50%	0.75%
MyDestination 2045	0.50%	0.75%	0.50%	0.75%
MyDestination 2055	0.50%	0.75%	0.50%	0.75%
International Equity Index	0.22%	N/A	0.22%	N/A
Emerging Markets Equity	N/A	1.57%	N/A	N/A
Strategic Alternatives	N/A	N/A	1.08%	1.40%
Each Fund in turn agreed to reimburse GSCM for any operating expenses in excess of the expense limitation paid, waived or assumed by GSCM for that Fund during the limitation period, provided GSCM would not be entitled to reimbursement for any amount that would cause operating expenses to exceed the expense limitation in place during the year in which (1) GSCM incurred or waived the operating expenses, or (2) during the year in which the reimbursement would be made, whichever is lower, and provided further that no amount will be reimbursed by the respective class of that Fund more than three years after the year in which it was incurred or waived.
For those Funds that had operating expenses in excess of the expense limitation paid, waived or assumed by GSCM during the limitation period, the amounts subject to possible future reimbursement under the expense limitation agreement and the expiration schedule at December 31, 2021, are as follows:
	Institutional Class			Investor Class
Fund	2022	2023	2024	2022	2023	2024
MyDestination 2015	$ 85,750	$114,196	$ 44,635	$356,438	$368,132	$110,648
MyDestination 2025	107,568	153,908	44,948	352,125	415,281	119,203
MyDestination 2035	—	—	—	—	—	—
MyDestination 2045	—	—	—	—	—	—
MyDestination 2055	22,333	19,316	8,367	40,211	29,868	4,715
International Equity Index	—	—	—	N/A	N/A	N/A
Emerging Markets Equity	N/A	N/A	N/A	—	—	—
Strategic Alternatives	—	—	246,313	—	—	42,950
The shareholder servicing agent, the Adviser, and/or the sub-adviser may voluntarily waive fees and/or reimburse expenses to the extent necessary to assist the Money Market Fund in attempting to maintain a yield of at least 0.00%.  Such yield waivers and reimbursements are voluntary and could change or be terminated at any time at the discretion of the Adviser.  There is no guarantee that the Money Market Fund will maintain a positive yield. These previously waived fees are not subject to recoupment.
d. Brokerage Service Arrangements
Subject to best execution, the Adviser directs the sub-advisers to place a certain percentage of security trades with designated brokers who have agreed to pay certain custody, transfer agency or other operating expenses through the use of Brokerage Service Arrangements on behalf of the Funds. These payments can be found on the Statements of Operation under the heading “Fees Paid Indirectly.”

Fund	Expenses Paid Through Brokerage Service Agreements
Value Equity	$20,498
Growth Equity	43,997
Small Cap Equity	57,447
Emerging Markets Equity	1,963
Global Real Estate Securities	14,188
e. Administrator, Transfer Agent and Distributor
The Northern Trust Company (“Northern Trust”) provides administrative and accounting services to the Funds. For its services as Administrator, Northern Trust is entitled to receive fees, computed daily and paid monthly, based upon the average daily net assets of each Fund. The fees, excluding out of pocket expenses, range between 0.0028% and 0.0225% of average daily net assets. For its services as Transfer Agent, BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) receives a fee based mainly upon the number of accounts serviced. Certain minimum fees and transaction charges may apply.
Foreside Funds Distributors LLC serves as the Underwriter and does not receive any fees in its capacity as Underwriter from GuideStone Funds. The fees are paid by GSCM.
f. Investments in Affiliates
The Target Date and Target Risk Funds do not invest in the underlying Select Funds for the purpose of exercising management or control; however, investments made by each Target Date and Target Risk Fund within each of its principal investment strategies may represent a significant portion of an underlying Select Fund’s net assets. At December 31, 2021, the Target Date and Target Risk Funds were the owners of record of the following approximate percentages of the total outstanding shares of the underlying Select Funds as detailed below:
Fund	MyDestination 2015 Fund	MyDestination 2025 Fund	MyDestination 2035 Fund	MyDestination 2045 Fund	MyDestination 2055 Fund
Money Market	0.59%	1.57%	1.96%	1.63%	0.57%
Low-Duration Bond	10.69	13.90	—	—	—
Medium-Duration Bond	7.47	17.67	10.88	3.65	0.77
Global Bond	6.14	15.42	10.63	3.49	0.74
Defensive Market Strategies®	5.63	14.46	7.40	3.72	1.46
Equity Index	4.15	13.24	16.22	15.71	6.56
Small Cap Equity	2.00	6.21	7.39	7.37	3.09
International Equity Index	7.13	22.61	27.42	26.48	11.11
Emerging Markets Equity	2.94	9.58	11.64	11.21	4.82
Global Real Estate Securities	2.02	6.17	6.49	5.96	2.48
Strategic Alternatives	6.28	9.85	1.47	—	—

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Money Market	0.39%	2.12%	2.06%	1.73%
Low-Duration Bond	25.03	6.51	2.30	—
Medium-Duration Bond	2.98	20.08	6.99	—
Global Bond	2.83	22.41	7.81	—
Defensive Market Strategies®	2.86	11.87	4.36	—
Value Equity	2.18	12.61	18.57	23.91
Growth Equity	1.43	8.00	11.92	15.31
Small Cap Equity	0.66	3.92	5.78	7.41
International Equity	2.27	13.15	19.37	25.52

Fund	Conservative Allocation Fund	Balanced Allocation Fund	Growth Allocation Fund	Aggressive Allocation Fund
Emerging Markets Equity	1.54%	8.82%	13.00%	16.96%
Global Real Estate Securities	2.12	10.65	13.45	—
Strategic Alternatives	8.04	19.57	10.08	—
Global Impact	10.04	40.24	31.88	—
A summary of the Funds' total long-term and short-term purchases and sales of the shares of the underlying Select Funds during the year ended December 31, 2021, is as follows (amounts in thousands):
	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/21	Dividend Income	Distributions of Realized Gains
MyDestination 2015
Money Market	$ 9,284	$ 145,292	$ 145,166	$ —	$ —	$ 9,410	$ —	$ —
Low-Duration Bond	112,047	14,038	9,720	111	(1,833)	114,643	1,161	95
Medium-Duration Bond	188,415	36,672	37,540	347	(8,003)	179,891	3,350	322
Global Bond	37,775	5,091	2,200	84	(2,429)	38,321	826	609
Defensive Market Strategies®	72,416	14,039	2,591	566	209	84,639	590	7,699
Equity Index	113,332	29,166	30,944	9,598	17,409	138,561	1,484	3,053
Small Cap Equity	13,824	4,691	1,590	297	288	17,510	21	2,428
International Equity Index	60,312	14,104	18,266	3,209	85	59,444	1,676	1,427
Emerging Markets Equity	26,523	7,019	6,060	1,909	(5,043)	24,348	184	2,714
Global Real Estate Securities	5,509	1,016	1,020	74	1,215	6,794	242	196
Strategic Alternatives	20,611	2,154	1,380	31	698	22,114	45	313
	$ 660,048	$ 273,282	$ 256,477	$16,226	$ 2,596	$ 695,675	$ 9,579	$ 18,856
MyDestination 2025
Money Market	$ 26,446	$ 155,921	$ 157,203	$ —	$ —	$ 25,164	$ —	$ —
Low-Duration Bond	110,274	46,116	5,100	85	(2,328)	149,047	1,470	122
Medium-Duration Bond	400,140	61,884	19,970	158	(16,774)	425,438	7,700	684
Global Bond	89,006	16,036	3,200	179	(5,844)	96,177	2,009	1,508
Defensive Market Strategies®	179,947	36,010	94	21	1,634	217,518	1,484	19,625
Equity Index	356,143	46,337	44,662	13,646	70,350	441,814	4,632	9,505
Small Cap Equity	44,282	15,123	7,000	808	1,068	54,281	65	7,528
International Equity Index	191,791	29,343	42,870	7,624	2,632	188,520	5,317	4,526
Emerging Markets Equity	82,255	25,371	18,130	4,876	(15,195)	79,177	597	8,824
Global Real Estate Securities	17,708	1,728	2,500	178	3,676	20,790	694	581
Strategic Alternatives	28,222	5,398	—	—	1,043	34,663	68	474
	$1,526,214	$ 439,267	$ 300,729	$27,575	$ 40,262	$1,732,589	$24,036	$ 53,377

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/21	Dividend Income	Distributions of Realized Gains
MyDestination 2035
Money Market	$ 26,107	$ 147,809	$ 142,433	$ —	$ —	$ 31,483	$ —	$ —
Medium-Duration Bond	214,587	77,602	20,763	208	(9,593)	262,041	4,631	386
Global Bond	50,996	22,034	3,000	(16)	(3,707)	66,307	1,336	1,046
Defensive Market Strategies®	74,913	36,387	—	—	67	111,367	741	9,946
Equity Index	400,025	69,408	26,784	12,767	85,833	541,249	5,555	11,406
Small Cap Equity	49,849	20,266	7,500	1,277	686	64,578	77	8,956
International Equity Index	216,992	37,791	37,442	7,607	3,640	228,588	6,447	5,488
Emerging Markets Equity	91,962	42,155	25,308	7,135	(19,674)	96,270	726	10,729
Global Real Estate Securities	16,768	2,250	1,000	73	3,771	21,862	734	610
Strategic Alternatives	2,548	2,700	204	—	115	5,159	10	71
	$1,144,747	$ 458,402	$ 264,434	$29,051	$ 61,138	$1,428,904	$20,257	$ 48,638
MyDestination 2045
Money Market	$ 19,105	$ 110,615	$ 103,588	$ —	$ —	$ 26,132	$ —	$ —
Medium-Duration Bond	76,230	28,895	13,940	392	(3,684)	87,893	1,608	137
Global Bond	18,246	8,052	3,266	153	(1,414)	21,771	461	334
Defensive Market Strategies®	41,072	14,583	—	—	252	55,907	375	4,981
Equity Index	371,295	76,897	18,000	8,855	85,044	524,091	5,327	10,948
Small Cap Equity	46,852	21,873	5,977	1,057	576	64,381	76	8,788
International Equity Index	202,512	43,121	35,300	6,544	3,838	220,715	6,224	5,299
Emerging Markets Equity	85,829	40,332	21,122	6,566	(18,887)	92,718	699	10,333
Global Real Estate Securities	14,680	2,492	527	(21)	3,438	20,062	655	560
	$ 875,821	$ 346,860	$ 201,720	$23,546	$ 69,163	$1,113,670	$15,425	$ 41,380
MyDestination 2055
Money Market	$ 7,667	$ 63,762	$ 62,313	$ —	$ —	$ 9,116	$ —	$ —
Medium-Duration Bond	17,627	8,215	6,615	222	(985)	18,464	361	32
Global Bond	4,404	2,108	1,604	41	(329)	4,620	105	72
Defensive Market Strategies®	15,424	6,777	235	28	4	21,998	146	1,949
Equity Index	142,573	47,082	8,053	3,181	34,097	218,880	2,193	4,512
Small Cap Equity	17,459	13,007	3,845	781	(403)	26,999	32	3,700
International Equity Index	75,238	26,522	12,899	2,457	1,283	92,601	2,606	2,219
Emerging Markets Equity	32,382	19,535	6,591	1,435	(6,892)	39,869	295	4,355
Global Real Estate Securities	5,846	1,776	613	47	1,291	8,347	262	230
	$ 318,620	$ 188,784	$ 102,768	$ 8,192	$ 28,066	$ 440,894	$ 6,000	$ 17,069

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/21	Dividend Income	Distributions of Realized Gains
Conservative Allocation
Money Market	$ 8,807	$ 62,580	$ 65,139	$ —	$ —	$ 6,248	$ —	$ —
Low-Duration Bond	262,080	12,200	1,900	25	(4,004)	268,401	2,678	223
Medium-Duration Bond	68,319	7,499	1,400	15	(2,769)	71,664	1,284	115
Global Bond	17,340	1,656	280	2	(1,044)	17,674	375	281
Defensive Market Strategies®	40,752	4,249	2,600	573	48	43,022	305	3,943
Global Impact	—	16,129	—	—	1,521	17,650	42	88
Value Equity	32,737	3,472	8,800	324	3,017	30,750	539	2,933
Growth Equity	31,877	6,139	7,900	1,838	(1,896)	30,058	7	5,239
Small Cap Equity	6,421	803	2,000	692	(173)	5,743	—	797
International Equity	34,598	2,384	7,000	1,087	(491)	30,578	96	2,017
Emerging Markets Equity	14,137	2,214	2,000	774	(2,398)	12,727	366	1,418
Global Real Estate Securities	6,684	442	1,450	123	1,341	7,140	243	199
Strategic Alternatives	26,728	1,455	800	19	894	28,296	57	398
	$ 550,480	$ 121,222	$ 101,269	$ 5,472	$ (5,954)	$ 569,951	$ 5,992	$ 17,651
Balanced Allocation
Money Market	$ 35,198	$ 175,568	$ 176,807	$ —	$ —	$ 33,959	$ —	$ —
Low-Duration Bond	103,592	4,750	37,600	538	(1,485)	69,795	692	58
Medium-Duration Bond	385,477	134,949	18,700	151	(18,198)	483,679	8,671	777
Global Bond	137,177	15,935	5,000	92	(8,412)	139,792	2,921	2,213
Defensive Market Strategies®	171,724	17,753	13,600	2,876	(258)	178,495	1,287	16,467
Global Impact	—	66,519	2,000	148	6,098	70,765	165	353
Extended-Duration Bond Fund	69,462	—	68,234	1,045	(2,273)	—	—	—
Value Equity	181,702	25,072	47,428	(1,665)	20,041	177,722	3,119	16,954
Growth Equity	177,367	40,023	48,598	15,393	(15,849)	168,336	—	29,423
Small Cap Equity	35,903	4,787	8,700	2,443	(211)	34,222	41	4,746
International Equity	193,375	19,909	39,500	(308)	3,496	176,972	2,120	11,675
Emerging Markets Equity	79,096	16,875	14,000	3,802	(12,866)	72,907	550	8,125
Global Real Estate Securities	33,524	2,341	7,150	434	6,727	35,876	1,297	1,044
Strategic Alternatives	64,381	3,179	800	18	2,120	68,898	136	943
	$1,667,978	$ 527,660	$ 488,117	$24,967	$(21,070)	$1,711,418	$20,999	$ 92,778

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/21	Dividend Income	Distributions of Realized Gains
Growth Allocation
Money Market	$ 26,309	$ 132,102	$ 125,429	$ —	$ —	$ 32,982	$ —	$ —
Low-Duration Bond	35,515	3,515	14,000	251	(598)	24,683	245	20
Medium-Duration Bond	136,994	44,087	6,600	30	(6,266)	168,245	3,020	268
Global Bond	46,960	7,487	2,900	56	(2,915)	48,688	1,017	771
Defensive Market Strategies®	59,721	7,371	2,350	295	501	65,538	465	6,006
Global Impact	—	53,111	1,944	144	4,747	56,058	131	279
Extended-Duration Bond Fund	24,154	2,000	25,729	1,001	(1,426)	—	—	—
Value Equity	252,615	34,574	51,753	(6,351)	32,577	261,662	4,604	24,970
Growth Equity	246,973	59,607	54,741	14,840	(16,047)	250,632	—	43,758
Small Cap Equity	48,319	7,068	7,800	1,707	1,237	50,531	60	7,008
International Equity	265,837	26,326	34,994	(376)	3,966	260,759	3,123	17,202
Emerging Markets Equity	108,579	28,792	15,550	4,098	(18,417)	107,502	811	11,981
Global Real Estate Securities	39,588	4,771	7,800	252	8,479	45,290	1,506	1,265
Strategic Alternatives	31,518	3,456	560	4	1,077	35,495	70	486
	$1,323,082	$ 414,267	$ 352,150	$15,951	$ 6,915	$1,408,065	$15,052	$114,014
Aggressive Allocation
Money Market	$ 19,020	$ 87,384	$ 78,682	$ —	$ —	$ 27,722	$ —	$ —
Value Equity	303,980	46,472	46,120	(4,660)	37,168	336,840	5,968	32,505
Growth Equity	304,001	74,951	55,495	13,522	(14,956)	322,023	—	55,951
Small Cap Equity	61,249	10,558	10,673	1,224	2,395	64,753	77	8,980
International Equity	320,381	35,772	16,128	(253)	3,690	343,462	4,114	22,658
Emerging Markets Equity	131,199	36,685	8,083	2,166	(21,744)	140,223	1,058	15,627
	$1,139,830	$ 291,822	$ 215,181	$11,999	$ 6,553	$1,235,023	$11,217	$135,721
Low-Duration Bond
Money Market	$ 34,879	$ 620,699	$ 627,070	$ —	$ —	$ 28,508	$ —	$ —
Medium-Duration Bond
Money Market	$ 118,803	$1,603,023	$1,588,162	$ —	$ —	$ 133,664	$ —	$ —
Global Bond
Money Market	$ 46,167	$ 297,604	$ 310,762	$ —	$ —	$ 33,009	$ —	$ —
Defensive Market Strategies®
Money Market	$ 85,866	$1,009,149	$1,055,795	$ —	$ —	$ 39,220	$ —	$ —
Global Impact Fund
Money Market	$ —	$ 75,050	$ 69,758	$ —	$ —	$ 5,292	$ —	$ —
Equity Index
Money Market	$ 40,898	$ 622,205	$ 600,968	$ —	$ —	$ 62,135	$ —	$ —
Value Equity
Money Market	$ 36,795	$ 413,558	$ 406,023	$ —	$ —	$ 44,330	$ —	$ —

	Total Value at 12/31/20	Purchases	Sales Proceeds	Net Realized Gains/(Losses)	Change in Unrealized Appreciation/ (Depreciation)	Total Value at 12/31/21	Dividend Income	Distributions of Realized Gains
Growth Equity
Money Market	$ 62,159	$ 698,283	$ 684,378	$ —	$ —	$ 76,064	$ —	$ —
Small Cap Equity
Money Market	$ 25,631	$ 267,453	$ 262,185	$ —	$ —	$ 30,899	$ —	$ —
International Equity Index
Money Market	$ 21,415	$ 344,069	$ 319,397	$ —	$ —	$ 46,087	$ —	$ —
International Equity
Money Market	$ 86,428	$ 466,425	$ 467,032	$ —	$ —	$ 85,821	$ —	$ —
Emerging Markets Equity
Money Market	$ 21,824	$ 470,218	$ 443,175	$ —	$ —	$ 48,867	$ —	$ —
Global Real Estate Securities
Money Market	$ 7,709	$ 74,133	$ 72,010	$ —	$ —	$ 9,832	$ —	$ —
Strategic Alternatives
Money Market	$ 67,070	$ 358,826	$ 412,707	$ —	$ —	$ 13,189	$ —	$ —
4.  SECURITIES LENDING
Pursuant to a Securities Lending Authorization Agreement with Northern Trust, the Select Funds may lend portfolio securities to certain brokers, dealers and other financial institutions that pay the Select Funds a negotiated fee. When loaning securities, the Select Funds retain the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Select Funds also have the ability to terminate the loans at any time and can do so in order to vote proxies or sell the securities. The Select Funds receive cash or U.S. government securities, such as U.S. Treasury Bills and U.S. Treasury Notes, as collateral against the loaned securities in an amount at least equal to the market value of the loaned securities. The adequacy of the collateral is monitored on a daily basis and the market value of the securities loaned is determined at the close of each business day. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Cash collateral has been invested in a short-term government money market fund managed by an affiliate of Northern Trust, which invests 99.5% or more of its total assets in U.S. government securities. This investment is presented on the Funds’ Schedules of Investments. The Funds do not have control of non-cash securities lending collateral, and as such, this amount is not presented on the Funds’ Schedules of Investments.
The securities lending agreements with borrowers permit the Funds, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund. Securities lending transactions pose certain risks to the Funds. There is a risk that a borrower may default on its obligations to return loaned securities. A Fund will be responsible for the risks associated with the investment of cash collateral, including any collateral invested in an unaffiliated or affiliated money market fund. A Fund may lose money on its investment of cash collateral or may fail to earn sufficient income on its investment to meet obligations to the borrower. In addition, delays may occur in the recovery of securities from borrowers, which could interfere with a Fund’s ability to vote proxies or to settle transactions.
At December 31, 2021, the market values of loaned securities and collateral received were as follows:
Fund	Value of Securities Loaned	Value of Non-cash Collateral	Value of Cash Collateral	Total Value of Collateral *
Low-Duration Bond	$ 10,974,907	$ 3,227,489	$ 8,092,328	$ 11,319,817
Medium-Duration Bond	56,108,216	29,881,594	27,825,685	57,707,279
Global Bond	20,294,920	8,299,506	12,778,817	21,078,323
Defensive Market Strategies®	50,672,747	17,784,948	34,282,159	52,067,107
Global Impact Fund	1,702,427	1,796,990	—	1,796,990
Equity Index	93,675,896	94,779,298	1,227,216	96,006,514
Value Equity	29,420,706	28,774,647	1,685,880	30,460,527
Growth Equity	167,628,183	162,461,518	10,176,712	172,638,230
Small Cap Equity	93,396,584	78,396,213	17,934,148	96,330,361
International Equity Index	23,787,825	16,357,055	8,717,861	25,074,916
International Equity	21,147,390	24,465,650	40,586	24,506,236
Emerging Markets Equity	11,370,117	7,850,723	4,026,413	11,877,136
Global Real Estate Securities	24,651,876	25,346,246	67,622	25,413,868
*As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan in certain Funds resulting in a net amount of $0. Refer to the Fund's Schedule of Investments for details on the securities out on loan. Additional information about master netting arrangements can be found in the Repurchase Agreements and Derivative Financial Instruments sections of the Notes to Financial Statements.
The Funds’ securities lending transactions are accounted for as secured borrowings and have an overnight and continuous contractual maturity. The gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2021, are disclosed as “Collateral held for securities on loan, at value” on the Statements of Assets and Liabilities, where applicable.
5.  INVESTMENT TRANSACTIONS
For the year ended December 31, 2021, the cost of purchases and proceeds from sales and maturities for each Fund were as follows:
	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
MyDestination 2015	$127,987,801	$111,310,133	$ 23,603,966	$ 12,746,802
MyDestination 2025	283,344,994	143,526,019	20,541,706	10,342,875
MyDestination 2035	310,593,461	122,001,128	—	—
MyDestination 2045	236,245,025	98,132,417	—	—
MyDestination 2055	125,020,281	40,454,471	—	—
Conservative Allocation	58,642,588	36,130,000	—	—

	Cost of Purchases and Proceeds from Sales and Maturities of Long-Term Securities (other than U.S. Government Obligations)		Cost of Purchases and Proceeds from Sales and Maturities of Long-Term U.S Government Obligations
Fund	Purchases	Sale and Maturity Proceeds	Purchases	Sale and Maturity Proceeds
Balanced Allocation	$352,092,142	$311,309,300	$ —	$ —
Growth Allocation	282,165,268	226,720,778	—	—
Aggressive Allocation	204,438,174	136,500,000	—	—
Low-Duration Bond	408,236,528	362,889,095	2,741,656,856	2,680,339,893
Medium-Duration Bond	525,333,414	313,227,009	7,541,910,478	7,547,686,359
Global Bond	200,059,713	142,361,535	200,640,693	180,536,809
Defensive Market Strategies®	491,492,447	915,097,141	339,562,477	—
Global Impact Fund	154,478,609	20,708,628	90,146,421	69,607,762
Equity Index	287,153,498	124,473,778	—	—
Value Equity	486,978,735	581,504,587	—	—
Growth Equity	498,346,863	772,330,813	—	—
Small Cap Equity	439,646,649	419,555,516	—	—
International Equity Index	139,115,459	170,010,191	—	—
International Equity	445,837,165	519,670,364	—	—
Emerging Markets Equity	497,871,314	460,464,916	—	—
Global Real Estate Securities	308,763,735	302,199,768	—	—
Strategic Alternatives	143,699,037	198,901,758	330,705,150	352,912,945
6.  CAPITAL SHARE TRANSACTIONS
Transactions in shares of capital stock were as follows:
	Year Ended 12/31/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2015
Shares sold	4,844,150	5,226,545	3,954,586	5,841,286
Shares reinvested	1,001,867	2,486,585	584,325	1,712,284
Shares redeemed	(2,642,499)	(7,315,739)	(2,774,775)	(9,781,383)
Net increase (decrease)	3,203,518	397,391	1,764,136	(2,227,813)
MyDestination 2025
Shares sold	7,699,621	11,913,369	9,502,995	10,223,052
Shares reinvested	2,219,905	5,057,284	1,613,446	3,787,610
Shares redeemed	(4,967,608)	(8,259,662)	(5,285,427)	(13,900,994)
Net increase (decrease)	4,951,918	8,710,991	5,831,014	109,668
MyDestination 2035
Shares sold	7,371,277	9,546,137	9,316,171	7,801,251
Shares reinvested	2,187,422	4,015,920	1,092,132	2,060,346
Shares redeemed	(2,781,760)	(3,609,896)	(2,464,219)	(6,219,666)
Net increase (decrease)	6,776,939	9,952,161	7,944,084	3,641,931

	Year Ended 12/31/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
MyDestination 2045
Shares sold	5,208,028	6,187,399	7,274,383	5,459,257
Shares reinvested	1,887,851	2,968,234	752,810	1,174,641
Shares redeemed	(1,694,482)	(2,320,015)	(1,856,485)	(3,891,331)
Net increase (decrease)	5,401,397	6,835,618	6,170,708	2,742,567
MyDestination 2055
Shares sold	2,243,114	2,971,428	3,221,084	2,974,790
Shares reinvested	546,705	768,682	192,281	255,699
Shares redeemed	(799,085)	(701,731)	(544,192)	(1,329,427)
Net increase (decrease)	1,990,734	3,038,379	2,869,173	1,901,062
Conservative Allocation
Shares sold	1,789,607	4,484,988	3,115,181	6,025,256
Shares reinvested	456,714	1,239,603	345,262	972,786
Shares redeemed	(1,368,515)	(5,081,411)	(1,814,211)	(8,399,243)
Net increase (decrease)	877,806	643,180	1,646,232	(1,401,201)
Balanced Allocation
Shares sold	3,094,219	3,693,466	6,048,706	3,807,383
Shares reinvested	2,070,923	5,088,637	1,679,755	4,353,835
Shares redeemed	(3,187,287)	(9,005,150)	(3,762,664)	(14,949,314)
Net increase (decrease)	1,977,855	(223,047)	3,965,797	(6,788,096)
Growth Allocation
Shares sold	1,687,894	2,458,447	6,985,174	2,555,985
Shares reinvested	2,118,339	4,513,988	1,523,051	3,326,240
Shares redeemed	(2,493,913)	(6,321,515)	(3,351,456)	(12,391,878)
Net increase (decrease)	1,312,320	650,920	5,156,769	(6,509,653)
Aggressive Allocation
Shares sold	1,550,024	1,747,896	3,705,297	2,019,950
Shares reinvested	1,764,819	4,706,171	1,334,823	3,803,971
Shares redeemed	(1,782,441)	(6,557,198)	(2,725,590)	(10,759,488)
Net increase (decrease)	1,532,402	(103,131)	2,314,530	(4,935,567)
Money Market
Shares sold	6,595,566,663	478,461,978	6,163,830,443	592,641,014
Shares reinvested	—	—	956,522	1,146,593
Shares redeemed	(6,609,506,460)	(503,905,897)	(5,900,852,960)	(510,679,540)
Net increase (decrease)	(13,939,797)	(25,443,919)	263,934,005	83,108,067
Low-Duration Bond
Shares sold	12,297,352	4,121,869	13,014,811	6,641,741
Shares reinvested	660,541	133,558	977,656	259,595
Shares redeemed	(11,092,405)	(4,237,065)	(10,491,843)	(6,615,258)
Net increase (decrease)	1,865,488	18,362	3,500,624	286,078

	Year Ended 12/31/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
Medium-Duration Bond
Shares sold	30,002,575	8,924,700	23,174,330	11,372,906
Shares reinvested	2,496,653	492,007	4,833,083	1,102,570
Shares redeemed	(11,091,537)	(5,852,084)	(17,808,905)	(6,032,291)
Net increase (decrease)	21,407,691	3,564,623	10,198,508	6,443,185
Global Bond
Shares sold	8,076,227	3,182,942	4,679,608	3,717,306
Shares reinvested	1,844,923	416,321	748,219	167,753
Shares redeemed	(2,909,811)	(2,594,597)	(9,666,069)	(4,803,998)
Net increase (decrease)	7,011,339	1,004,666	(4,238,242)	(918,939)
Defensive Market Strategies®
Shares sold	6,902,932	5,231,876	8,837,431	8,553,413
Shares reinvested	7,183,992	3,045,077	2,102,310	863,559
Shares redeemed	(6,285,174)	(5,409,566)	(5,938,430)	(15,047,761)
Net increase (decrease)	7,801,750	2,867,387	5,001,311	(5,630,789)
Global Impact Fund(1)
Shares sold	13,898,564	2,857,207
Shares reinvested	98,040	13,964
Shares redeemed	(715,315)	(92,096)
Net increase (decrease)	13,281,289	2,779,075
Equity Index
Shares sold	6,459,229	2,714,850	7,172,193	4,028,675
Shares reinvested	1,550,151	580,780	1,094,506	407,965
Shares redeemed	(3,920,446)	(2,392,583)	(7,203,880)	(4,783,978)
Net increase (decrease)	4,088,934	903,047	1,062,819	(347,338)
Value Equity
Shares sold	2,429,719	3,353,149	7,795,853	1,777,945
Shares reinvested	5,205,254	2,284,610	1,118,804	427,101
Shares redeemed	(8,502,943)	(2,853,079)	(6,309,723)	(4,638,934)
Net increase (decrease)	(867,970)	2,784,680	2,604,934	(2,433,888)
Growth Equity
Shares sold	2,838,191	2,248,238	4,120,060	5,586,233
Shares reinvested	6,350,653	5,774,226	4,898,291	4,462,768
Shares redeemed	(6,916,409)	(6,366,272)	(9,884,270)	(7,786,124)
Net increase (decrease)	2,272,435	1,656,192	(865,919)	2,262,877
Small Cap Equity
Shares sold	3,728,451	3,807,008	5,631,789	1,898,770
Shares reinvested	3,780,241	2,611,136	253,228	161,944
Shares redeemed	(3,876,671)	(2,771,764)	(4,462,268)	(4,061,625)
Net increase (decrease)	3,632,021	3,646,380	1,422,749	(2,000,911)

	Year Ended 12/31/21		Year Ended 12/31/20
Fund	Institutional Class	Investor Class	Institutional Class	Investor Class
International Equity Index
Shares sold	10,004,669		12,672,824
Shares reinvested	3,598,778		1,293,518
Shares redeemed	(12,093,750)		(12,004,967)
Net increase (decrease)	1,509,697		1,961,375
International Equity
Shares sold	3,523,313	2,489,465	7,361,947	4,542,828
Shares reinvested	5,146,144	1,834,359	698,441	248,191
Shares redeemed	(8,391,353)	(3,674,758)	(11,713,326)	(6,717,160)
Net increase (decrease)	278,104	649,066	(3,652,938)	(1,926,141)
Emerging Markets Equity
Shares sold	13,190,047	3,838,437	15,079,591	3,378,715
Shares reinvested	7,911,253	1,221,571	524,454	69,903
Shares redeemed	(9,678,323)	(2,416,761)	(4,887,986)	(3,050,235)
Net increase (decrease)	11,422,977	2,643,247	10,716,059	398,383
Global Real Estate Securities
Shares sold	2,223,392	2,568,833	3,516,750	1,923,142
Shares reinvested	1,199,318	600,819	485,813	244,982
Shares redeemed	(2,981,327)	(1,458,760)	(1,093,397)	(3,814,177)
Net increase (decrease)	441,383	1,710,892	2,909,166	(1,646,053)
Strategic Alternatives
Shares sold	4,924,640	709,263	3,501,927	1,381,827
Shares reinvested	458,724	52,746	437,942	71,618
Shares redeemed	(3,836,192)	(1,535,551)	(7,675,637)	(2,384,115)
Net increase (decrease)	1,547,172	(773,542)	(3,735,768)	(930,670)

(1)	For the period January 29, 2021 (commencement of operations) through December 31, 2021.
7.  BANK BORROWINGS
Pursuant to a Line of Credit Agreement, the Funds are permitted to borrow cash from Northern Trust up to a limit of $50 million, collectively. Each Fund is individually, and not jointly, liable for its particular advances, if any, under the line of credit. If the line of credit was utilized, interest would be charged to each Fund based on its borrowings at a rate equal to the greater of the Federal Funds Rate plus 1.00% or 1.50%. Each Fund also paid a facility fee equal to its pro rata share of the amount of the credit facility, based on average net assets, at a rate of 0.20% per annum. The agreement will expire on November 16, 2022.
There were no draws on the line of credit for the year ended December 31, 2021, and there were no outstanding loans at December 31, 2021.
8.  FEDERAL INCOME TAXES
Each Fund has elected to be treated as and intends to qualify as a regulated investment company each year by complying with all sections of the Internal Revenue Code of 1986, as amended, that apply to regulated investment companies and to distribute substantially all of its taxable income and capital gains to shareholders. No provision for income or excise taxes is thus required. Each Fund is treated as a separate entity for federal income tax purposes.

The Funds may be subject to taxes imposed by countries in which they invest in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned. Gains realized by the Funds on the sale of securities in certain countries are subject to non-U.S. taxes. The Funds record a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.
Management has analyzed the Funds’ tax positions and has concluded that no material provision for income tax is required in the Funds’ financial statements except as noted above. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, management’s conclusions may be subject to review and adjustment at a later date based on factors including, but not limited to new tax laws, regulations and administrative interpretations (including court decisions). Each of the Funds’ federal tax returns for the prior three fiscal years and the current year (year ended December 31, 2018, through year ended December 31, 2021), remains subject to examination by the Internal Revenue Service. In regard to foreign taxes only, certain Funds have open tax years in certain foreign countries they invest in that may date back to the inception of the Funds.
Distributions during the years ended December 31, 2021, and December 31, 2020, were characterized as follows for tax purposes:
Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
MyDestination 2015	2021	$16,366,140	$ 22,651,767	$—	$ 39,017,907
	2020	12,565,070	12,607,570	—	25,172,640
MyDestination 2025	2021	40,508,972	44,139,652	—	84,648,624
	2020	27,713,188	32,209,350	—	59,922,538
MyDestination 2035	2021	33,393,700	41,638,226	—	75,031,926
	2020	17,996,374	17,071,606	—	35,067,980
MyDestination 2045	2021	26,310,514	32,873,431	—	59,183,945
	2020	12,069,806	8,891,954	—	20,961,760
MyDestination 2055	2021	10,461,781	12,177,927	—	22,639,708
	2020	4,190,065	2,627,172	—	6,817,237
Conservative Allocation	2021	9,264,362	11,278,760	—	20,543,122
	2020	8,066,854	7,767,774	—	15,834,628
Balanced Allocation	2021	41,868,787	52,429,849	—	94,298,636
	2020	28,506,102	49,210,305	—	77,716,407
Growth Allocation	2021	38,017,659	54,761,306	—	92,778,965
	2020	17,369,914	46,300,306	—	63,670,220
Aggressive Allocation	2021	38,902,102	52,142,935	—	91,045,037
	2020	8,916,496	56,673,604	—	65,590,100
Money Market	2021	—	—	—	—
	2020	5,470,866	—	—	5,470,866
Low-Duration Bond	2021	10,274,701	481,506	—	10,756,207
	2020	16,775,256	—	—	16,775,256
Medium-Duration Bond	2021	43,133,548	2,553,507	—	45,687,055
	2020	75,884,836	17,168,953	—	93,053,789
Global Bond	2021	18,993,319	3,532,184	—	22,525,503
	2020	5,241,240	3,452,155	—	8,693,395
Defensive Market Strategies®	2021	61,857,721	84,527,216	—	146,384,937
	2020	23,036,188	17,204,915	—	40,241,103
Global Impact Fund	2021	736,151	481,606	—	1,217,757

Fund	Year	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distribution
Equity Index	2021	$40,916,918	$ 62,439,120	$—	$103,356,038
	2020	35,622,071	21,573,380	—	57,195,451
Value Equity	2021	53,580,516	104,857,148	—	158,437,664
	2020	19,235,843	5,328,149	—	24,563,992
Growth Equity	2021	13,290,950	351,980,455	—	365,271,405
	2020	7,209,774	268,265,100	—	275,474,874
Small Cap Equity	2021	63,621,325	58,500,598	—	122,121,923
	2020	141,264	7,359,533	—	7,500,797
International Equity Index	2021	24,814,894	18,694,988	—	43,509,882
	2020	14,997,073	—	—	14,997,073
International Equity	2021	49,827,532	54,284,848	—	104,112,380
	2020	12,000,055	1,905,316	—	13,905,371
Emerging Markets Equity	2021	44,331,334	53,668,789	—	98,000,123
	2020	7,195,743	—	—	7,195,743
Global Real Estate Securities	2021	16,177,915	4,012,374	—	20,190,289
	2020	6,343,774	—	—	6,343,774
Strategic Alternatives	2021	4,747,893	493,166	—	5,241,059
	2020	5,034,145	39,191	—	5,073,336
At December 31, 2021, the components of distributable earnings on a tax basis were as follows:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
MyDestination 2015	$ 257,111	$ 13,245,720	$ —	$ 62,994,835
MyDestination 2025	612,220	34,356,542	—	205,393,659
MyDestination 2035	672,419	32,587,635	—	218,443,599
MyDestination 2045	743,999	28,337,200	—	211,021,785
MyDestination 2055	257,479	11,505,126	—	75,598,682
Conservative Allocation	146,141	11,999,506	—	18,164,135
Balanced Allocation	634,889	63,533,258	—	72,619,171
Growth Allocation	772,142	81,735,315	—	77,441,041
Aggressive Allocation	1,074,804	102,159,450	—	68,614,401
Money Market	6,949	—	—	—
Low-Duration Bond	535,388	—	(1,493,460)	(4,745,940)
Medium-Duration Bond	—	—	(2,510,520)	19,583,781
Global Bond	69,075	323,287	(1,356,507)	(9,836,522)
Defensive Market Strategies®	16,581,189	186,894,401	—	62,313,792
Global Impact Fund	370,218	—	(57,274)	14,971,035
Equity Index	1,964,677	21,048,481	—	1,567,609,576
Value Equity	2,194,089	19,805,269	—	293,671,126
Growth Equity	1,197,031	63,602,721	—	757,223,458
Small Cap Equity	1,233,863	13,631,809	—	162,536,687
International Equity Index	1,756,139	2,765,624	—	122,494,868
International Equity	2,739,083	1,252,957	—	179,734,590
Emerging Markets Equity	—	—	(8,169,353)	65,377,056
Global Real Estate Securities	979,972	3,604,566	—	46,739,444

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Qualified Late Year Losses	Net Unrealized Appreciation Depreciation
Strategic Alternatives	$ 5,492,945	$ 644,482	$ —	$ 1,228,944
For Federal income tax purposes, realized capital losses may be carried forward and applied against future realized capital gains. Capital loss carryovers were as follows as of December 31, 2021:
Fund	Unlimited
Medium-Duration Bond	$6,312,090
During the year ended December 31, 2021, the following Funds utilized capital loss carryforwards to offset capital gains:
Fund	Carryforward Utilized
International Equity Index	$ 6,911,397
International Equity	9,212,708
Global Real Estate Securities	18,847,410
Strategic Alternatives	7,356,834

The Funds have elected to defer qualified late-year losses in accordance with the federal income tax rules. These losses are treated as having arisen on the first day of the following year. Capital losses were incurred from November 1, 2021, through December 31, 2021. The deferral amounts impacting ordinary income were from specified losses incurred from November 1, 2021, through December 31, 2021.
Fund	Capital	Ordinary Income	Total
Low-Duration Bond	$1,493,460	$ —	$1,493,460
Medium-Duration Bond	—	2,510,549	2,510,549
Global Bond	—	1,356,507	1,356,507
Global Impact Fund	57,274	—	57,274
Emerging Markets Equity	5,155,498	3,013,855	8,169,353
At December 31, 2021, the aggregate cost of investments for federal income tax purposes (including securities sold short and derivative related items) and the net unrealized appreciation from investments having an excess of value over cost and net unrealized depreciation from investments having an excess of cost over value were as follows:
Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
MyDestination 2015	$ 683,588,032	$ 62,994,835	$ 63,938,742	$ (943,907)
MyDestination 2025	1,580,941,635	205,393,659	207,656,363	(2,262,704)
MyDestination 2035	1,210,460,650	218,443,599	221,026,528	(2,582,929)
MyDestination 2045	902,648,098	211,021,785	212,352,799	(1,331,014)
MyDestination 2055	365,294,879	75,598,682	76,675,382	(1,076,700)
Conservative Allocation	551,786,606	18,164,135	18,856,463	(692,328)
Balanced Allocation	1,638,799,197	72,619,171	77,833,388	(5,214,217)
Growth Allocation	1,330,623,760	77,441,042	79,554,139	(2,113,097)

Fund	Federal Tax Cost	Net Unrealized Appreciation (Depreciation)	Appreciated Investments	Depreciated Investments
Aggressive Allocation	$1,166,408,705	$ 68,614,401	$ 68,614,401	$ —
Money Market	1,642,985,821	(2)	(2)	—
Low-Duration Bond	1,103,775,804	(4,915,163)	6,928,085	(11,843,248)
Medium-Duration Bond	2,545,878,898	19,378,111	58,560,247	(39,182,136)
Global Bond	642,431,405	(9,658,298)	19,522,344	(29,180,642)
Defensive Market Strategies®	1,460,095,480	62,307,588	77,233,316	(14,925,728)
Global Impact Fund	159,673,554	14,971,020	21,669,323	(6,698,303)
Equity Index	1,765,858,347	1,567,609,576	1,613,128,149	(45,518,573)
Value Equity	1,115,089,090	293,671,126	315,468,246	(21,797,120)
Growth Equity	1,338,246,631	757,223,458	785,498,457	(28,274,999)
Small Cap Equity	726,105,597	162,536,687	206,307,149	(43,770,462)
International Equity Index	711,789,980	122,421,717	164,730,127	(42,308,410)
International Equity	1,132,291,663	179,767,613	224,114,991	(44,347,378)
Emerging Markets Equity	751,588,904	66,391,493	124,060,979	(57,669,486)
Global Real Estate Securities	288,980,959	46,738,260	51,257,729	(4,519,469)
Strategic Alternatives	303,024,746	1,230,777	7,807,124	(6,576,347)
The differences between book basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of losses on wash sales, the deferral of losses on straddles, gains on constructive sales, premium amortization on convertible bonds and investments in passive foreign investment companies ("PFIC"), partnerships, swaps and other securities with book and tax cost differences.
The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Reclassifications are made for permanent tax differences to reflect income and gains available for distribution under income tax regulations. For the period ended December 31, 2021, the capital accounts have been adjusted for current period permanent book/tax differences which arose principally from differing book/tax treatments of PFICs, paydown losses, net operating losses, swaps, foreign currency transactions, distributions received from regulated investment companies, reclassifications of dividends paid, equalization and non-deductible expenses. Net assets were not affected by these reclassifications.
9.  RISKS
In the normal course of business, the Funds trade financial instruments and enter into financial transactions where the risk of potential loss exists due to changes in the market (market risk) or due to the failure of the other party to a transaction to perform (credit and counterparty risks).
Market Risks — A Fund’s investments in derivatives and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign currency, equity and commodity risks.
Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income’s market price to interest rate (e.g. yield) movements.

If a Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund.
The market values of equities, such as common stocks and preferred stocks, or equity related investments such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Market values may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.
A Fund’s investments in commodity-linked derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.
Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Funds and their investments. For example, the outbreak of COVID-19, a novel coronavirus disease, has negatively affected economies, markets and individual companies throughout the world, including those in which the Funds invest. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of a Fund’s investments, increase a Fund’s volatility, exacerbate pre-existing political, social and economic risks to the Funds, and negatively impact broad segments of businesses and populations. The Funds' operations may be interrupted as a result, which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which a Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on a Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.
Credit and Counterparty Risks — A Fund will be exposed to credit risk on parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. Financial assets, which potentially expose a Fund to counterparty risk, consist principally of cash due from counterparties and investments. The investment advisers minimize counterparty risks to the Funds by performing extensive reviews of each counterparty and obtaining approval from the Counterparty Risk Committee prior to entering into transactions with a third party. All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.
Brexit Risks — In June 2016, the United Kingdom (the “UK”) approved a referendum to leave the European Union ("EU"), commonly referred to as “Brexit,” which sparked depreciation in the value of the British pound, short-term declines in global stock markets, and heightened risk of continued worldwide economic volatility. The UK officially left the EU on January 31, 2020, with a transitional period which ended on December 31, 2020. Brexit created and may continue to create an uncertain political and economic environment in the UK and other EU countries. This long-term uncertainty may affect other countries in the EU and elsewhere. Further, the UK’s departure from the EU may cause volatility within the EU, triggering prolonged economic downturns in certain European countries or sparking additional member states to contemplate departing the EU. In addition, the UK’s departure from the EU may create actual or perceived additional economic stresses for the UK, including potential for decreased trade, capital outflows, devaluation of the British pound, wider corporate bond spreads due to uncertainty, and possible declines in business and consumer spending, as well as foreign direct investment.
LIBOR Risks — The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, announced a phase out of LIBOR such that after June 30, 2023, the overnight, 1-month, 3-month, 6-month and 12-month U.S. dollar LIBOR settings will cease to be published or will no longer be representative. All other LIBOR settings and certain other interbank offered rates, such as the Euro Overnight Index Average (“EONIA”), ceased to be published or representative after December 31, 2021. A Fund may have investments linked to other interbank offered rates that may also cease to be published in the future. Various financial industry groups have been planning for the transition away from LIBOR, but there remain challenges to converting certain securities and transactions to a new reference rate (e.g., the Secured Overnight Financing Rate (“SOFR”), which is intended to replace the U.S. dollar LIBOR). The transition process away from LIBOR may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition process may also result in a reduction in the value of certain instruments held by a Fund or reduce the effectiveness of related Fund transactions such as hedges. Volatility, the potential reduction in value, and/or the hedge effectiveness of financial instruments may be heightened for financial instruments that do not include fallback provisions that address the cessation of LIBOR. Global regulators have advised market participants to cease entering into new contracts using LIBOR as a reference rate, and it is possible that investments in LIBOR-based instruments could invite regulatory scrutiny. In addition, a liquid market for newly-issued instruments that use a reference rate other than LIBOR still may be developing. There may also be challenges for the Fund to enter into hedging transactions against such newly issued instruments until a market for such hedging transactions develops. Any potential effects of the transition away from LIBOR on any of the Funds or on financial instruments in which a Fund invests, as well as other unforeseen effects, could result in losses to a Fund.
10. RECENT PRONOUNCEMENTS
In March 2020, the FASB issued ASU 2020-04, Reference Rate Reform Topic 848 ("ASU 2020-04"), "Facilitation of the Effects of Reference Rate Reform on Financial Reporting," which provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate ("LIBOR") and other interbank-offered based reference rates as of the end of 2021. The new guidance is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022, and the adoption of ASU 2020-04 is elective. Management is currently evaluating the impact, if any, of applying ASU 2020-04.
In October 2020, the SEC adopted new regulations governing the use of derivatives by registered investment companies. Rule 18f-4 (the “Derivatives Rule”) imposes limits on the amount of derivatives contracts the Funds could enter, eliminates the asset segregation framework currently used by the Funds to comply with Section 18 of the 1940 Act, and require funds whose use of derivatives is more than a limited specified exposure to establish and maintain a derivatives risk management program and appoint a derivatives risk manager. The Derivatives Rule became effective February 19, 2021, and has a compliance date of August 19, 2022. Management is currently evaluating the effect, if any, the Derivatives Rule will have on the Funds.
On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices. Investment Company Act Rule 2a-5 (the “Rule”), in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The rule became effective on March 8, 2021 and has a compliance date effective September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.
11. REGULATORY EXAMINATIONS
Federal and state regulatory authorities from time to time make inquiries and conduct examinations regarding compliance by the Trust and its affiliates with securities and other laws and regulations affecting the Funds. There are currently no such matters which the Trust and its affiliates believe will be material to these financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of GuideStone Funds and Shareholders of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies® Fund, Global Impact Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of MyDestination 2015 Fund, MyDestination 2025 Fund, MyDestination 2035 Fund, MyDestination 2045 Fund, MyDestination 2055 Fund, Conservative Allocation Fund, Balanced Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, Money Market Fund, Low-Duration Bond Fund, Medium-Duration Bond Fund, Global Bond Fund, Defensive Market Strategies® Fund, Global Impact Fund, Equity Index Fund, Value Equity Fund, Growth Equity Fund, Small Cap Equity Fund, International Equity Index Fund, International Equity Fund, Emerging Markets Equity Fund, Global Real Estate Securities Fund and Strategic Alternatives Fund (constituting GuideStone Funds, hereafter collectively referred to as the "Funds") as of December 31, 2021, the related statements of operations for the year ended December 31, 2021 (or for Global Impact Fund, for the period January 29, 2021 (commencement of operations) through December 31, 2021), the statements of changes in net assets for each of the two years in the period ended December 31, 2021 (or for Global Impact Fund, for the period January 29, 2021 (commencement of operations) through December 31, 2021), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2021, the results of each of their operations for the year then ended (or for Global Impact Fund, for the period January 29, 2021 (commencement of operations) through December 31, 2021), the changes in each of their net assets for each of the two years in the period ended December 31, 2021 (or for Global Impact Fund, for the period January 29, 2021 (commencement of operations) through December 31, 2021) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent, brokers and agent banks; when replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 25, 2022
We have served as the auditor of one or more investment companies in GuideStone Funds since 2001.

NOTICE TO SHAREHOLDERS (Unaudited)
Each Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders of the federal tax status of distributions received by each Fund’s shareholders. During the year ended December 31, 2021, the Funds hereby designate the following dividends and distributions paid by each of the Funds:
Fund	Ordinary Income	Long-Term Capital Gain (20% rate)	Return of Capital
MyDestination 2015	$ 16,366,140	$ 22,651,767	$ —
MyDestination 2025	40,508,972	44,139,652	—
MyDestination 2035	33,393,700	41,638,226	—
MyDestination 2045	26,310,514	32,873,431	—
MyDestination 2055	10,461,781	12,177,927	—
Conservative Allocation	9,264,362	11,278,760	—
Balanced Allocation	41,868,787	52,429,849	—
Growth Allocation	38,017,659	54,761,306	—
Aggressive Allocation	38,902,102	52,142,935	—
Money Market	—	—	—
Low-Duration Bond	10,274,701	481,506	—
Medium-Duration Bond	43,133,548	2,553,507	—
Global Bond	18,993,319	3,532,184	—
Defensive Market Strategies®	61,857,721	84,527,216	—
Global Impact Fund	736,151	481,606	—
Equity Index	40,916,918	62,439,120	—
Value Equity	53,580,516	104,857,148	—
Growth Equity	13,290,950	351,980,455	—
Small Cap Equity	63,621,325	58,500,598	—
International Equity Index	24,814,894	18,694,988	—
International Equity	49,827,532	54,284,848	—
Emerging Markets Equity	44,331,334	53,668,789	—
Global Real Estate Securities	16,177,915	4,012,374	—
Strategic Alternatives	4,747,893	493,166	—

Dividends from net investment income and short-term capital gains are treated as ordinary income dividends for federal income tax purposes. Long-term capital gain distributions are taxable as capital gain dividends.

NOTICE TO SHAREHOLDERS (Continued)
The following percentages of ordinary income dividends paid for the year ended December 31, 2021, have been designated as qualified for the reduced tax rate under The Job and Growth Tax Relief Reconciliation Act of 2003.
Fund	Qualified Dividend Income	Qualified Short Term
MyDestination 2015	26.03%	— %
MyDestination 2025	31.69%	— %
MyDestination 2035	42.73%	— %
MyDestination 2045	50.74%	— %
MyDestination 2055	52.99%	— %
Conservative Allocation	21.53%	— %
Balanced Allocation	25.48%	— %
Growth Allocation	35.13%	— %
Aggressive Allocation	41.78%	— %
Global Bond	0.70%	— %
Defensive Market Strategies®	100.00%	5.72%
Global Impact Fund	100.00%	100.00%
Equity Index	100.00%	35.72%
Value Equity	100.00%	6.64%
Growth Equity	— %	70.42%
Small Cap Equity	100.00%	8.38%
International Equity Index	75.52%	— %
International Equity	100.00%	14.75%
Emerging Markets Equity	100.00%	12.73%
Global Real Estate Securities	16.65%	— %
Strategic Alternatives	50.05%	— %

All above designations are based on financial information available as of the date of this annual report, and accordingly, are subject to change. It is the intention of the Funds to designate the maximum amount permitted under the Internal Revenue Code and the regulations thereunder. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Funds.

NOTICE TO SHAREHOLDERS (Continued)
The following Funds made capital gain distributions in the year ended December 31, 2021, and hereby designated these long-term capital gain distributions as follows:
Fund	Long Term Capital Gain Rate
MyDestination 2015	$0.3528
MyDestination 2025	0.2983
MyDestination 2035	0.3680
MyDestination 2045	0.3776
MyDestination 2055	0.5001
Conservative Allocation	0.2453
Balanced Allocation	0.4201
Growth Allocation	0.5738
Aggressive Allocation	0.6293
Low-Duration Bond	0.0061
Global Bond	0.0566
Defensive Market Strategies®	0.7299
Global Impact Fund	0.3020
Equity Index	0.5663
Value Equity	1.5788
Growth Equity	5.2420
Small Cap Equity	1.5220
International Equity Index	0.2856
International Equity	0.6490
Global Real Estate Securities	0.1439
Strategic Alternatives	0.0152

GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”) at all times during the fiscal year ended December 31, 2021, directly or indirectly controlled the vote of at least 60% of the outstanding shares of GuideStone Funds (the “Trust”). This means that GuideStone Financial Resources, which is an affiliate of the Trust’s investment adviser, GuideStone Capital Management, LLC, controls the vote on any matter that requires shareholder approval.

FUND MANAGEMENT (Unaudited)
Information pertaining to the Trustees and officers of the Trust is set forth below. This information is current as of July 1, 2021. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling 1-888-GS-FUNDS(1-888-473-8637).
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
INDEPENDENT TRUSTEES
Thomas G. Evans (1961) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	President and Owner, Encompass Financial Services, Inc., 1985 – present; Trustee, GuideStone Financial Resources, 2010 – 2018.	24	None
William Craig George (1958) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2004	Senior Vice President and Regional Credit Officer, First National Bank, 2017 – present.	24	None
Barry D. Hartis (1945) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2014	Retired – Certified Public Accountant, 1975 – 2021.	24	None
Grady R. Hazel (1947) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2011	Chief Financial Officer, The Dunham School, 2015 – present; Certified Public Accountant, 1978 – present.	24	None
David B. McMillan (1957) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	Chief Executive Officer and Founder, Peridot Energy LLC, 2008 – present; Trustee, GuideStone Financial Resources, 2010 – 2018; Trustee, GuideStone Investment Services and GuideStone Resource Management, Inc., 2014 – 2018.	24	None
Franklin R. Morgan (1943) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2005	Retired – Senior Vice President, Director of International Administration, Prudential Securities, Inc., 1962 – 2003.	24	None
Ronald D. Murff (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2019	President, JKL Group, LLC, 2010 – present; Principal, Dalcor Companies, 2012 – present.	24	None
INTERESTED TRUSTEES[3]
David Cox, Sr. (1972) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2020	Supply Chain Manager, Penske Logistics, Inc., 2004 – present.	24	None
Randall T. Hahn, D.Min. (1965) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Trustee	Since 2018	Senior Pastor, The Heights Baptist Church, 2002 – present.	24	None

FUND MANAGEMENT (Continued)
Name, (Year of Birth), Address and Position(s) with Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Trusteeships/ Directorships Held by Trustee[2]
OFFICERS WHO ARE NOT TRUSTEES[4]
Melanie Childers (1971) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President – Fund Operations and Secretary	Since 2014[5]	Managing Director, Fund Operations, GuideStone Financial Resources, 2014 – present.	N/A	N/A
John R. Jones (1953) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 President	Since 2000	Executive Vice President and Chief Operating Officer, GuideStone Financial Resources, 1997 – present.	N/A	N/A
Patrick Pattison (1974) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Treasurer	Since 2008	Chief Accounting Officer, GuideStone Financial Resources, 2015 – present.	N/A	N/A
Brandon Pizzurro (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Vice President and Investment Officer	Since 2021	Director of Public Investments, GuideStone
Financial Resources, 2021 – present; Portfolio
Manager, GuideStone Financial Resources,
2019 - 2021; Senior Investment Analyst,
		GuideStone Financial Resources, 2017 – 2019.	N/A	N/A
David S. Spika (1964) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Executive Vice President	Since 2019	Vice President and Chief Investment Officer GuideStone Financial Resources, 2021 – present; Vice President and Chief Strategic Investment Officer, GuideStone Financial Resources, 2016 – 2021.	N/A	N/A
Brandon Waldeck (1977) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 AML Compliance Officer	Since 2020	Senior Manager – Fraud Risk, GuideStone Financial Resources, 2019 – present; Director of Ethics Office Trade Monitoring, Fidelity Investments, 2001 – 2019.	N/A	N/A
Matthew A. Wolfe (1982) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Chief Compliance Officer and Chief Legal Officer	Since 2017[6]	Managing Director, Compliance and Legal, GuideStone Financial Resources, 2020 – present; Associate Counsel – Investment and Corporate Services, GuideStone Financial Resources, 2015 – 2020.	N/A	N/A
Erin Wynne (1981) 5005 Lyndon B. Johnson Freeway Suite 2200 Dallas, TX 75244-6152 Assistant Treasurer	Since 2016	Director, Financial Reporting & Analysis, GuideStone Financial Resources, 2015 – present.	N/A	N/A
1  Each Independent Trustee serves until his or her resignation, removal or mandatory retirement. Each Interested Trustee serves until his or her resignation, removal or mandatory retirement or until he or she ceases to be a member of the Board of Trustees of GuideStone Financial Resources. All Trustees must retire at the end of the calendar year in which they attain the age of 80 or after achieving 10 years of service, whichever occurs last. Officers serve at the pleasure of the Board.
2  Directorships not included in the Trust complex that are held by a director in any company with a class of securities registered pursuant to section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the 1940 Act.
3 Mr. Cox and Dr. Hahn are “interested persons” of the Trust as the term is defined in the 1940 Act due to their positions on the Board of Trustees of
GuideStone Financial Resources.
4  The officers of the Trust are affiliates of the Adviser due to their positions with the Adviser, GuideStone Financial Resources, GuideStone Investment Services and/or GuideStone Resource Management, Inc.
5  Ms. Childers has served as Vice President – Fund Operations since 2014. She has served as Vice President – Fund Operations and Secretary since 2021.
6 Mr. Wolfe has served as Chief Legal Officer since 2017. He has served as CCO and Chief Legal Officer since 2020.

PROXY VOTING
A description of the policies and procedures that GuideStone Funds uses to determine how to vote proxies relating to their portfolio securities as well as information regarding how GuideStone Funds voted proxies during the most recent 12-month period ended June 30 is available without charge by calling 1-888-GS-FUNDS (1-888-473-8637), by visiting our website at GuideStoneFunds.com or by visiting the SEC’s website at http://www.sec.gov.
FORM N-MFP
Beginning December 2009, the GuideStone Money Market Fund began filing Form N-MFP with the SEC. Form N-MFP is filed on a monthly basis by money market mutual funds and includes detailed information about a money market fund’s investments and the market-based price of its portfolio known as its "shadow NAV" or mark-to-market valuation. The portfolio holdings information is posted on our website, GuideStoneFunds.com within five business days after the end of the month. Form N-MFP is made available online with a 60-day delay at http://www.sec.gov.
QUARTERLY SCHEDULES OF INVESTMENTS
In addition to the semi-annual and annual reports that GuideStone Funds delivers to shareholders and makes available through its website, GuideStone Funds files a complete schedule of portfolio holdings with the SEC for each Fund’s first and third fiscal quarters on Form N-PORT. GuideStone Funds does not deliver the schedule for the first and third fiscal quarters to shareholders; however, the schedule is posted to our website, GuideStoneFunds.com. You may also obtain Form N-PORT filings by accessing the SEC’s website at http://www.sec.gov.

BOARD REVIEW OF EXISTING ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENTS (Unaudited)
As required by the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”) of GuideStone Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), as the term “interested persons” is defined in Section 2(a)(19) of the 1940 Act, recently considered the renewal of (i) the investment advisory agreement between GuideStone Capital Management, LLC (the “Adviser” or “GSCM”) and the Trust on behalf of each series of the Trust (except as noted below) (each, a “Fund,” and collectively, the “Funds”) (the “Advisory Agreement”); and (ii) the existing sub-advisory agreements among the Adviser, each sub-adviser and the Trust on behalf of each Select Fund (except as noted below) (referred to collectively as the “Sub-Advisory Agreements”). The Advisory Agreement and the Sub-Advisory Agreements (each, an “Agreement,” and collectively, the “Agreements”) were approved for an additional one-year term, at a meeting of the Board held on September 16-17, 2021 (the “September Meeting”). The Board’s decision to approve the Agreements reflects the exercise of its reasonable business judgment to continue each Agreement. In approving the continuation of the Agreements, the Board considered, with the assistance and advice of counsel to the Independent Trustees (“Independent Counsel”) and counsel to the Trust, information provided by the Adviser, each applicable sub-adviser and an independent provider of investment company data engaged by the Trust. Because the Board had approved them for an initial two-year term within the last year, the following Agreements were not subject to annual renewal at the September Meeting: (i) the Advisory Agreement with respect to the Global Impact Fund (“GIF”); (ii) the sub-advisory agreement with Barrow, Hanley, Mewhinney & Strauss, LLC on behalf of the Value Equity Fund (“VEF”); (iii) the sub-advisory agreement with American Century Investment Management, Inc. on behalf of the Small Cap Equity Fund (“SCEF”); (iv) the sub-advisory agreement with Altrinsic Global Advisors, LLC on behalf of the International Equity Fund (“IEF”); (v) the sub-advisory agreement with Janus Capital Management LLC on behalf of the GIF; (vi) the sub-advisory agreement with RBC Global Asset Management (U.S.) Inc. on behalf of the GIF; (vii) the sub-advisory agreement with AQR Capital Management, LLC (“AQR”) on behalf of the Strategic Alternatives Fund (“SAF”); (viii) the sub-advisory agreement with Forward Management, LLC (d/b/a Salient) (“Salient”) on behalf of the SAF, and Salient’s sub-subadvisory agreement with Broadmark Asset Management LLC; (ix) the sub-advisory agreement with P/E Global LLC on behalf of the SAF; (x) the sub-advisory agreement with SSI Investment Management LLC on behalf of the SAF; (xi) the sub-advisory agreement with Parametric Portfolio Associates LLC (“Parametric”) on behalf of the Defensive Market Strategies Fund (“DMSF”) and for the completion portfolio and cash overlay programs of certain Funds; and (xii) BlackRock Financial Management Inc.’s sub-sub-investment advisory agreements with BlackRock International Limited and BlackRock (Singapore) Limited with respect to the Low-Duration Bond Fund.
The Board’s consideration of various factors and its conclusions with respect to such factors formed the basis for the Board’s determination to continue the Agreements. The factors considered by the Board included, but were not limited to: (i) the personnel resources of the Adviser and sub-advisers; (ii) the experience and expertise of the Adviser and sub-advisers; (iii) the financial capabilities and resources of the Adviser and sub-advisers; (iv) the compliance procedures and histories of the Adviser and sub-advisers; (v) the performance of the Funds or portfolio accounts in comparison to relevant benchmarks, peer universes of similarly managed funds and/or the sub-advisers’ other clients; (vi) the amount of the contractual advisory fees in comparison to similarly managed funds and/or the sub-advisers’ other clients and the effect of any fee waiver and expense reimbursement arrangements; (vii) the total expenses of the Funds in comparison to similarly managed funds and the use of past and anticipated expense caps; (viii) the profitability of the Adviser and, to the extent available, of the sub-advisers with respect to the Funds or portfolio accounts and their overall businesses, as well as the effect of fee waivers and expense caps on profitability levels; (ix) the extent of any economies of scale and whether the fee structures reflect such economies of scale through breakpoints or effectively do so as a result of recent reductions in fee levels; (x) the existence of any collateral benefits realized by the Adviser or sub-advisers, such the use of soft dollars; and (xi) the existence of any collateral benefits realized by the Funds resulting from relationships with the Adviser or sub-advisers. In addition, with respect to the Funds that utilize a multi-manager approach (i.e., the Fund is advised by multiple sub-advisers), the Board considered the ongoing role each sub-adviser plays in the overall structure of the Fund’s portfolio, including how each sub-adviser’s strategy complements the strategies of the other sub-advisers. In addition, in light of the on-going coronavirus pandemic (“COVID-19”), the Board considered whether and to what extent COVID-19 had affected the Adviser’s and each sub-adviser’s operations, human resources and financial condition.
In its decision to renew the Agreements, the Board was also mindful of the potential disruptions of the Trust’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew an Agreement. The Board also evaluated whether the approval of each Agreement was in the best interests of the applicable Fund and its shareholders. No one factor was determinative in the Board’s consideration of the Agreements.
The Board undertook a review of the terms of the Agreements and the nature, extent and quality of the services provided by the Adviser and each applicable sub-adviser. The Board conducted its analysis on a Fund-by-Fund basis with respect to the Adviser and then each applicable sub-adviser. The Adviser provided the Board with substantial detailed information in the form of reports about itself and each Fund and applicable sub-advisory firm prior to and during the September Meeting, which addressed the factors listed previously. The Adviser also provided additional information about the Adviser and each sub-adviser in presentations made during the September Meeting and responded to questions from the Trustees. In addition, the Independent Trustees met separately in executive session with Independent Counsel, as did the Investment Management Committee of the Board (“IMC”), to discuss and consider information presented in connection with the continuation of the Agreements as well as the Trustees’ responsibilities and duties in approving the Agreements.
BOARD APPROVAL OF CONTINUATION OF THE ADVISORY AGREEMENT WITH GSCM
In considering the renewal of the existing Advisory Agreement with GSCM, the Board took into account all the materials provided prior to and during the September Meeting, the presentations made during the September Meeting and the comprehensive discussions during the September Meeting, including the discussions between the Independent Trustees and Independent Counsel during executive sessions. The Board also considered the IMC’s review of information related to the Advisory Agreement, questions submitted by the IMC to the Adviser and Trust management regarding GSCM, GSCM’s and/or Trust management’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by GSCM to each of the Funds. The Board evaluated GSCM’s experience serving as the investment adviser to the Trust and each of its Funds, including GSCM’s experience overseeing and managing the allocation of each Fund’s assets among the Trust’s sub-advisers, continually reviewing the investment performance of each Fund, continually reviewing the nature and quality of the services provided by the Trust’s sub-advisers and recommending changes to the Trust’s sub-advisers and the allocation of each Select Fund’s assets among their applicable sub-advisers, as and when appropriate, and potentially directly managing Fund investments. With respect to the Target Date Funds and the Target Risk Funds, the Board evaluated the nature, extent and quality of the services that GSCM provides that are in addition to, rather than duplicative of, services provided to any underlying Select Fund. Specifically, the Board evaluated GSCM’s services in determining the glide path or the asset mix for each Fund and selecting the specific underlying Select Funds in which to invest, as well as rebalancing services. The Board considered the experience of key personnel at GSCM providing investment management services to the Trust and to each Fund as well as the administrative services provided to the Trust, the systems used by such persons and the ability of GSCM to attract and retain capable personnel. The Board considered the reputation, compliance history, compliance program and financial condition of GSCM. The Board also considered the terms of the Advisory Agreement and the responsibilities that GSCM has as investment adviser to each of the Funds, including oversight of sub-adviser compliance with each Fund’s policies and objectives and oversight of general Fund compliance, including compliance with the faith-based investing (“FBI”) policies and restrictions and Board directives. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected GSCM’s operations, human resources or financial condition. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of GSCM’s services based on its experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board considered the advisory fees for each of the Funds under the Advisory Agreement, as well as each Fund’s total management fees. The Board examined fee information for each Select Fund, as compared to other funds in each Select Fund’s designated peer group (“Expense Group”) for the Institutional and Investor Classes, based on information provided by an independent provider of investment company data as of June 30, 2021. The Board took into account that this comparison of each of the Select Funds Institutional Class contractual management fees, not inclusive of any fee waivers or expense reimbursements, ranked the SAF, Low-Duration Bond Fund (“LDBF”), Medium-Duration Bond Fund (“MDBF”), Global Bond Fund (“GBF”), Equity Index Fund (“EIF”) and VEF in the first quintile; the Money Market Fund (“MMF”), Global Real Estate Securities Fund (“GRESF”), International Equity Index Fund (“IEIF”) and Emerging Markets Equity Fund (“EMEF”) in the second quintile; the Growth Equity Fund (“GEF”) in the third quintile; the DMSF, SCEF and IEF in the fourth quintile; and no Fund in the fifth quintile. With respect to the comparison of each of the Select Funds Investor Class contractual management fees, not inclusive of any fee waivers or expense reimbursements, the Board noted that the MMF, LDBF, MDBF, GBF and EMEF ranked in the first quintile; the EIF, VEF and GRESF ranked in the second quintile; the DMSF, GEF, SCEF and IEF ranked in the third quintile; and no Fund ranked in the fourth or fifth quintile. It was further noted that the Investor Class of the SAF was not assigned a quintile due to its small peer group.
The Board evaluated the total expense ratios for other funds in each Select Fund’s Expense Group for the Institutional and Investor Classes based on information provided by an independent provider of investment company data as of June 30, 2021, and reflected upon the results of each of the Select Funds Institutional Class total expense ratios, net of any fee waivers or expense reimbursements, noting that the LDBF, SAF, DMSF, VEF and IEIF ranked in the first quintile; the MMF, MDBF, GBF, EIF, GRESF and GEF ranked in the second quintile; the SCEF and EMEF ranked in the third quintile; the IEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile. For the comparison of each of the Select Funds Investor Class total expense ratios, net of any fee waivers or expense reimbursements, the Board considered that no Fund ranked in the first or second quintile; the MMF, LDBF, DMSF and VEF ranked in the third quintile; the MDBF, GBF, EIF, GEF and EMEF ranked in the fourth quintile; and the GRESF, SCEF and IEF ranked in the fifth quintile. It was further noted that the Investor Class of the SAF was not assigned a quintile due to its small peer group.
The Board also examined fee and expense information for the Target Date Funds and the Target Risk Funds (collectively, the “Funds-of-Funds”), as compared to other funds in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information provided by an independent provider of investment company data as of June 30, 2021, noting the relatively small size of the Expense Groups. The Board reviewed each Fund’s contractual management fees, not inclusive of any fee waivers or expense reimbursements, noting that most of the Institutional Class Funds-of-Funds resided in the second quintile, with the exception of the Conservative Allocation Fund (“CAF”), which ranked in the first quintile, and the Aggressive Allocation Fund (“AAF”) and MyDestination Fund 2015 (“MDF 2015”), which were not assigned a quintile ranking due to the size of their respective peer groups. Regarding the Investor Class of the Funds-of-Funds’ rankings of contractual management fees, not inclusive of any fee waivers or expense reimbursements, the Board observed that most of these Funds-of-Funds were in the first quintile, except for the second quintile ranked Balanced Allocation Fund (“BAF”) and the MDF 2015, CAF and AAF, which were not assigned quintile rankings due to the size of their respective peer groups.
Also, with respect to the Funds-of-Funds, the Board assessed the total expense ratios, not inclusive of any fee waivers or expense reimbursements, in these Funds’ Expense Groups for both the Institutional and Investor Classes, based on information from an independent provider of investment company data as of June 30, 2021, continuing to note the relatively small size of the Expense Groups. For the Institutional Class, the Board observed that the Funds-of-Funds were ranked in either the second or third quintile, except for the MDF 2015, Growth Allocation Fund (“GAF”) and BAF, which were in the fourth quintile, and the CAF and AAF, which were in the fifth quintile. For the Investor Class, the Board observed that the Funds-of-Funds were ranked in either the second or third quintile, except for the BAF, which was in the fourth quintile, the MDF 2015, CAF and GAF, which were in the fifth quintile, and the AAF, which was not assigned quintile rankings due to the size of its respective peer group.
The Board examined the performance information for both the Institutional and Investor Classes of the Funds compared to each Fund’s designated peer group (“Performance Universe”) based on information provided by an independent provider of investment company data, specifically the average annual total returns for the one-, three-, five- and 10-year periods ended June 30, 2021, as applicable.
For the three-year average annual total returns for the period ended June 30, 2021, the Board noted that for the Institutional Class, the MMF, MDBF and SCEF ranked in the first quintile; the BAF, GBF, EIF, GRESF and GEF ranked in the second quintile; the GAF, AAF, DMSF, VEF and EMEF ranked in the third quintile; the MDF 2015, MyDestination Fund 2025 (“MDF 2025”), MyDestination Fund 2035 (“MDF 2035”), MyDestination Fund 2045 (“MDF 2045”), MyDestination Fund 2055 (“MDF 2055”), CAF, LDBF, SAF, IEIF and IEF ranked in the fourth quintile; and no Fund ranked in the fifth quintile. As for the three-year average annual total returns for the Investor Class of the Funds, the Board noted that the report results had the SCEF ranked in the first quintile; the BAF, MDBF, EIF and GRESF ranked in the second quintile; the GAF, AAF, MMF, GBF, VEF, GEF and EMEF ranked in the third quintile; the MDF 2025, MDF 2035, MDF 2045, MDF 2055, CAF, SAF, DMSF and IEF in the fourth quintile; and the MDF 2015 and LDBF in the fifth quintile.
For the five-year average annual total returns for the period ended June 30, 2021, the Board noted that for the Institutional Class of the Funds, the BAF, MMF, MDBF, GBF and EIF ranked in the first quintile; the AAF, GRESF, GEF, SCEF and IEF ranked in the second quintile; the CAF, GAF, LDBF, DMSF, VEF, IEIF and EMEF ranked in the third quintile; and no Fund ranked in the fourth or fifth quintile. Regarding the five-year average annual total returns for the Investor Class of the Funds, the GBF ranked in the first quintile; the BAF, MDBF, EIF, GEF, SCEF and IEF in the second quintile; the MDF 2045, MDF 2055, GAF, AAF, MMF, GRESF, VEF and EMEF in the third quintile; the MDF 2025, MDF 2035, CAF, LDBF and DMSF in the fourth quintile; and the MDF 2015 in the fifth quintile.
For the 10-year average annual total returns for the period ended June 30, 2021, the Board noted that for the Institutional Class of the Funds, the MMF, MDBF and EIF ranked in the first quintile; the VEF and GEF ranked in the second quintile; the LDBF, SCEF and IEF ranked in the third quintile; and no Fund ranked in the fourth or fifth quintile. With respect to the 10-year average annual total returns for the Investor Class of the Funds, the GBF and EIF ranked in the first quintile; the MDBF and GRESF ranked in the second quintile; the BAF, AAF, GEF, MMF, VEF and SCEF ranked in the third quintile; the MDF 2025, MDF 2035, GAF, LDBF and IEF ranked in the fourth quintile; and the MDF 2015, MDF 2045 and CAF ranked in the fifth quintile.
The Board considered the costs to GSCM of serving as the investment adviser to the Funds, including the costs associated with the personnel, systems and equipment necessary to manage the Funds in accordance with the existing Advisory Agreement. The Board considered the revenues that GSCM received for serving as the investment adviser to the Funds and that any profit realized by GSCM is forwarded to GuideStone Financial Resources of the Southern Baptist Convention, an affiliate of GSCM, which for many years had operated at a deficit with respect to the Trust. The Board also considered the profitability information for GSCM, first, without taking into account sub-advisory fees, and second, taking into account sub-advisory fees. The Board considered whether any direct or indirect collateral benefits inured to either GSCM or the Trust as a result of their affiliation with one another. In light of these considerations, the Board concluded that any profits realized in connection with GSCM’s services appeared reasonable.
The Board also considered the extent to which the advisory fees to be paid to the Adviser for each Fund reflected economies of scale, taking into account the nature and extent of the services provided by the Adviser, including the multi-manager structure of the Funds. The Board noted that only certain Funds are subject to an expense cap. The Board considered the amount of any fees waived by GSCM for each applicable Fund and the total amount of fees waived for the Trust as a whole during the past year. The

Board also considered the practices identified by GSCM that have resulted in shareholder savings, how those practices reflect economies of scale and how savings are shared between GSCM and the Trust.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board concluded that the fee paid to GSCM by each Fund was fair and reasonable in light of the services to be performed, and in the exercise of its business judgment, determined to approve the continuation of the Advisory Agreement for each Fund. The Board also determined that approval of the continuation of the Advisory Agreement for each Fund is in the best interests of each Fund and its shareholders.
BOARD APPROVAL OF CONTINUATION OF SUB-ADVISORY AGREEMENTS FOR THE SELECT FUNDS
In considering the Sub-Advisory Agreements being presented for renewal, the Board took into account the materials provided prior to and during the meeting, the presentations made during the meeting and the extensive discussions during the meeting, including the discussions the Independent Trustees had during their executive sessions with Independent Counsel. The Board also took into account the IMC’s review of information related to the Trust’s sub-advisers, questions submitted by the IMC to GSCM regarding various sub-advisers, GSCM’s responses to those questions and recommendations made by the IMC.
The Board examined the nature, extent and quality of the services to be provided by each sub-adviser. The Board evaluated each sub-adviser’s experience serving as a sub-adviser to the applicable Fund. The Board noted that each sub-adviser currently provides investment advice to various clients, including, in some cases, other pooled investment vehicles. The Board noted the experience of key personnel at each sub-adviser providing investment management services, the systems used by such persons and the ability of each sub-adviser to attract and retain capable personnel. The Board noted the reputation, compliance history, compliance program and financial condition of each sub-adviser. The Board also noted the terms of the existing Sub-Advisory Agreements and the responsibilities that each sub-adviser has with respect to the applicable Fund, including the responsibility of the day-to-day management of the investment portfolio of such Fund, compliance with such Fund’s policies and objectives and the implementation of FBI restrictions and Board directives as they relate to such Fund. The Board also took into account the overall structure of each Fund and the particular role each sub-adviser plays in that structure and in achieving each Fund’s overall investment objective. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected each sub-adviser’s operations, human resources or financial condition. The Board concluded that each Fund is likely to benefit from the nature, extent and quality of these services as a result of each sub-adviser’s experience, personnel, operations and resources. During their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.
The Board examined performance information for each segment of a Fund managed by a sub-adviser. The Board noted that, for many of the sub-advisers, the performance record of the segment of the Fund managed by the sub-adviser compared favorably to the relevant benchmark, the composite performance for the sub-adviser’s clients (on a gross fee basis) and/or the peer universe of similarly managed funds. In cases where the sub-adviser’s performance lagged, the Board also considered historical and recent investment performance, whether and how the sub-adviser’s strategy deviated from the composition of the benchmark, the sub-adviser’s role within a Fund and the outlook for future performance. The Board also noted that, in certain cases, market trends and the current situation caused by COVID-19 may have contributed to the underperformance of some sub-advisers. The Board also considered whether a sub-adviser’s underperformance was within the expected tracking error for the sub-adviser’s investment strategy. The Board concluded that, although past performance is no guarantee of future performance, the performance of each sub-adviser’s segment was satisfactory in light of all relevant considerations and the applicable Funds were likely to benefit from each sub-adviser continuing to serve as sub-adviser to the Trust.
The Board examined the fee schedule for each sub-adviser, noting how the fee levels charged to each applicable Fund compared with available information about fees charged by the sub-advisers to their other similarly situated clients, which in many cases include separately managed accounts, as well as how sub-adviser fee levels for each Select Fund compared to the median sub-advisory fee for the peer universe of similarly managed funds. The Board determined that the fees to be charged by each sub-adviser were reasonable in relation to the nature, extent and quality of the services to be provided.

The Board also took into account the profitability and the financial capability of each sub-adviser in light of the information presented at the meeting. In light of these considerations, the Board concluded that the profits realized by each sub-adviser who completed a profitability questionnaire appeared reasonable. For the limited number of sub-advisers that did not provide profitability information, the Board relied upon other relevant information, particularly the independent negotiation of the fee schedules, the level of the fees, each sub-adviser’s performance history and feedback received from the sub-advisers regarding the inability of their firm to estimate profitability. The Board noted that based on the Adviser’s representations, the financial statements of the sub-advisers did not appear to raise any significant concerns regarding the financial capability of those sub-advisers. The Board also considered the Adviser’s representations in the materials prepared for the meeting, and the discussions earlier in the meeting, that no sub-adviser experienced any material adverse change in its financial condition since the date of its most recent audited financial statements and took into account the Adviser’s representation that it would continue to monitor the financial condition of each sub-adviser.
The Board considered the extent to which sub-adviser fees to be paid to each sub-adviser reflected economies of scale. The Board noted that each sub-adviser’s fee schedule either reflected economies of scale by reducing the fee on assets in excess of certain stated breakpoints or the fee level negotiated was below or on par with the standard fee level for the sub-adviser.
In evaluating the benefits that are expected to accrue to each sub-adviser through its relationship as sub-adviser to a Select Fund, the Board noted that certain sub-advisers allocate portfolio brokerage to affiliated broker-dealers that receive commissions from the execution of Fund trades. The Board also noted that certain sub-advisers expect to benefit from “soft dollar” arrangements by which brokers will provide research and other services to the sub-adviser in exchange for commissions on trades of the portfolio securities of a Select Fund. The Board considered whether any direct or indirect collateral benefits were inured to the Trust because of its affiliation with each sub-adviser.
Based on all of the information presented to the Board and its consideration of relevant factors, the Board, in the exercise of its reasonable business judgment, determined to approve the continuation of each Sub-Advisory Agreement that was presented for renewal. The Board also determined that approval of the continuation of each Sub-Advisory Agreement presented for renewal is in the best interests of each Select Fund and their respective shareholders.
BOARD REVIEW OF NEW SUB-ADVISORY AGREEMENTS FOR THE DEFENSIVE MARKET STRATEGIES® FUND
As required by the 1940 Act, the Board, including a majority of the Independent Trustees, advised by Independent Counsel, considered the approval of two new sub-advisory agreements (the “New Sub-Advisory Agreements”) among the Adviser, the Trust and the following entities (each, a “New Sub-Adviser” and together, the “New Sub-Advisers”), respectively: (i) Neuberger Berman Investment Advisers LLC (“Neuberger”) on behalf of the DMSF (the “Neuberger Agreement”); and (ii) PGIM Quantitative Solutions LLC (“PGIM QS”) on behalf of the DMSF (the “PGIM QS Agreement”). The Board approved the New Sub-Advisory Agreements at the September Meeting.
The Board’s decision to approve the New Sub-Advisory Agreements reflects the exercise of the Board’s business judgment and the Board’s consideration of its fiduciary duties to the Funds and their shareholders. Prior to approving the New Sub-Advisory Agreements, the Board requested and received information from the Adviser and the Sub-Advisers, and considered such information with the assistance and advice of Independent Counsel and counsel to the Trust.
The Board’s consideration of various factors, and its conclusions with respect to such factors, formed the basis for the Board’s determination to approve the New Sub-Advisory Agreements. The factors considered by the Board included, but were not limited to: (i) the nature, extent and quality of the services to be provided by each New Sub-Adviser; (ii) the personnel resources of the New Sub-Advisers; (iii) the experience and expertise of each New Sub-Adviser; (iv) the financial capabilities and financial resources of each New Sub-Adviser; (v) the compliance program and compliance history of each New Sub-Adviser; (vi) the composite performance history of each New Sub-Adviser’s proposed investment strategy, as applicable, in comparison to relevant benchmarks, if available; (vii) the amount of the contractual sub-advisory fees proposed to be paid to each New Sub-Adviser in comparison to available fee information for the New Sub-Advisers’ other clients and similar funds; (viii) the expected profitability of each New Sub-Adviser with respect to the Funds and their overall business; (ix) the extent of any economies of scale and whether the fee structures for each New Sub-Adviser reflect such economies of scale; (x) the existence of any collateral benefits that may be realized by each New Sub-Adviser, such as affiliate brokerage arrangements or the use of soft dollars; and (xi) any collateral benefits that may be realized by the Funds. With respect to each New Sub-Advisory Agreement, the Board also evaluated whether the approval of the New Sub-Advisory Agreements was in the best interests of the Funds and their respective shareholders. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected each New Sub-Adviser’s operations, human resources and financial condition. No one factor was determinative in the Board’s consideration of each New Sub-Advisory Agreement, and each Trustee may have attributed different weights to the factors considered.
The Board undertook a review of the terms of the New Sub-Advisory Agreements, as well as the nature, extent and quality of the services to be provided by the New Sub-Advisers under the New Sub-Advisory Agreements and the proposed fees in exchange for such services. The Adviser provided the Board with information in the form of reports about the New Sub-Advisers prior to and during the September Meeting, which addressed the factors listed previously. During the September Meeting, the Adviser also gave presentations to the Board during which the Adviser provided additional information about the New Sub-Advisers, discussed the comprehensive review process used by the Adviser to recommend the New Sub-Advisers and responded to questions from the Board.
In addition, the Independent Trustees met separately in executive session with Independent Counsel, to discuss and consider the information presented in connection with the approval of the New Sub-Advisory Agreements, as well as the Trustees’ responsibilities and duties in approving the agreements.
BOARD APPROVAL OF NEW SUB-ADVISORY AGREEMENTS FOR THE DEFENSIVE MARKET STRATEGIES® FUND
In considering the approval of the New Sub-Advisory Agreements, the Board took into account the materials provided prior to and during the September Meeting, the presentations made and the extensive discussions held during the September Meeting, including the discussions the Independent Trustees had during their executive session with Independent Counsel. The Board also took into account the IMC’s review of information related to the New Sub-Advisory Agreements and recommendations made by the IMC. The Board considered its responsibilities with respect to reviewing and approving the terms of the New Sub-Advisory Agreements, the investment management team at the New Sub-Advisers, the reasonableness of the New Sub-Advisers’ sub-advisory fees and whether the appointment of the New Sub-Advisers and would be in the best interests of the DMSF and its shareholders. The Board reviewed the factors that it should consider in evaluating whether to approve the New Sub-Advisory Agreements and the materials provided to support each factor.
In making its determination to approve the selection of the New Sub-Advisers, the Board, including the Independent Trustees advised by Independent Counsel, considered a number of factors. Such factors included the nature, extent and quality of the services to be provided by the New Sub-Advisers; the composite performance history of each New Sub-Adviser’s respective strategy; the fees charged by each New Sub-Adviser for its services; and information regarding the ownership structure, investment management experience, personnel, clients, assets under management (“AUM”), legal and regulatory history, compliance policies and procedures, brokerage and soft dollar practices and investment philosophies and processes of each New Sub-Adviser. In light of COVID-19, the Board considered whether and the extent to which COVID-19 had affected the New Sub-Advisers’ operations, human resources and financial condition. The Board also reviewed presentations by the Adviser regarding the comprehensive review process it used to recommend the New Sub-Advisers. The Board received and considered information about the potential of the New Sub-Advisers to contribute economies of scale as the DMSF grows in size. The Board considered that the Adviser had been able to negotiate fees that were favorable compared to Neuberger’s and PGIM QS’s stated fee schedules, respectively.

Because the engagements with the New Sub-Advisers would be new, there was no relevant historical profitability information for the Board to assess. The Board noted, however, that each New Sub-Adviser did provide an estimate of profitability for providing its services to the DMSF – Neuberger’s was based on available information and derived using consistent methodologies used to report profitability elsewhere across the firm; and PGIM QS’s was based on a full cost approach. The Trustees considered the Adviser’s assessment of each New Sub-Adviser’s financial condition. The Trustees noted that the Adviser, after reviewing certain financial information provided by the New Sub-Advisers, believed that each New Sub-Adviser was financially sound.
The Board considered the fees to be paid to the New Sub-Advisers under the New Sub-Advisory Agreements, as well as the overall fee structure under the New Sub-Advisory Agreements, in light of the nature, extent and quality of the services to be provided. The Board also considered information about the fees charged by other investment advisers that offer similar services. The Board noted that the DMSF’s overall management and advisory fees at current asset levels would not be impacted as a result of the addition of the New Sub-Advisers and the terminations of AQR and Parametric. The Board also noted that the DMSF, and not the Adviser, would pay fees to Neuberger and PGIM QS directly. In addition, the Board noted that GSCM’s profitability would not be impacted by the addition of the New Sub-Advisers.
The Board considered potential “fall-out” or ancillary benefits anticipated to be received by each New Sub-Adviser, and its respective affiliates as a result of its arrangements with the DMSF. The Board concluded that any potential benefits to be derived by the New Sub-Advisers included potential access to additional research resources, increased AUM and reputational benefits, which were consistent with those generally derived by sub-advisers offering similar services to mutual funds.
The Adviser informed the Board that it has a positive working relationship with Neuberger, noting that Neuberger currently serves as a sub-adviser to the GBF.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the Neuberger S&P 500 PutWrite (ATM) Strategy (the “Neuberger Strategy”). The Board noted the Neuberger Strategy’s performance history versus the benchmark, the CBOE S&P 500® PutWrite Index, had been favorable over historic time periods, with the Neuberger Strategy outperforming its benchmark for the three-, five- and seven-year and analysis periods ended June 30, 2021, performing in line with the benchmark for the year-to-date period and underperforming the benchmark for the one-year period.
While acknowledging that past performance does not indicate future results, the Board considered the historical performance of the PGIM QS’s Market Participation Strategy (the “PGIM QS Strategy”). The Board noted the PGM QS Strategy’s performance history versus the blended benchmark, 55% S&P 500® Index and 45% Bloomberg 1-3 Month US Treasury Bill Index, had been favorable over historic time periods, with the PGIM QS Strategy outperforming its benchmark for all periods ended June 30, 2021.
The Board considered the Adviser’s representation that each New Sub-Adviser would be comfortable managing its respective strategy in accordance with the DMSF’s FBI policy.
The Board noted that the Adviser had not planned to use a transition manager to re-allocate assets among the DMSF’s sub-advisers. The Board noted that the estimated transaction costs were expected to be modest to the DMSF.
Based on all of the information provided to the Board and its consideration of relevant factors, the Board determined that the New Sub-Advisers would provide investment management services that are appropriate in scope and that the fees to be paid to Neuberger and PGIM QS by the DMSF under the New Sub-Advisory Agreements would be fair and reasonable in light of the nature, extent and quality of services to be provided. In their deliberations, the Trustees did not identify any particular information that was all-important or controlling, and each Trustee may have attributed different weights to the various factors deliberated upon, among others.

INVESTMENT SUB-ADVISERS (Assets under management as of December 31, 2021) (Unaudited)
GuideStone Funds employs a broad array of proven investment managers for the benefit of their investors. Each manager is distinctive in its investment management process and business approach.
Fund	Sub-Adviser	Firm Established	Total Assets Managed
Money Market	BlackRock Advisors, LLC	1994	$10.0Tr
Low-Duration Bond	BlackRock Financial Management, Inc.(1)	1994	$10.0Tr
	Pacific Investment Management Company LLC	1971	$2.2Tr
	Parametric Portfolio Associates LLC	1987	$428.9B
	Payden & Rygel	1983	$151.6B
Medium-Duration Bond	Goldman Sachs Asset Management, L.P.	1984	$2.2Tr
	Pacific Investment Management Company LLC	1971	$2.2Tr
	Parametric Portfolio Associates LLC	1987	$428.9B
	Western Asset Management Company, LLC	1971	$492.4B
Global Bond	Loomis, Sayles & Company, L.P.	1926	$363.1B
	Neuberger Berman Investment Advisers LLC	2002	$460.0B
	Parametric Portfolio Associates LLC	1987	$428.9B
	Western Asset Management Company, LLC	1971	$492.4B
Defensive Market Strategies®	American Century Investment Management, Inc.	1958	$246.9B
	Neuberger Berman Investment Advisers LLC	2002	$460.0B
	Parametric Portfolio Associates LLC	1987	$428.9B
	PGIM Quantitative Solutions LLC	1975	$116.4B
	Shenkman Capital Management, Inc.	1985	$30.9B
Global Impact	Janus Capital Management LLC	1969	$432.0B
	Parametric Portfolio Associates LLC	1987	$428.9B
	RBC Global Asset Management (U.S.) Inc.	1983	$63.2B
Equity Index	Legal & General Investment Management America, Inc.	2006	$275.0B
Value Equity	American Century Investment Management, Inc.	1958	$246.9B
	Barrow, Hanley, Mewhinney & Strauss, LLC	1979	$50.6B
	The London Company of Virginia, LLC	1994	$17.1B
	Parametric Portfolio Associates LLC	1987	$428.9B
	TCW Investment Management Company LLC	1971	$264.5B
Growth Equity	Brown Advisory, LLC	1993	$79.7B
	ClearBridge Investments, LLC	2005	$208.3B
	Loomis, Sayles & Company, L.P.	1926	$363.1B
	Parametric Portfolio Associates LLC	1987	$428.9B
	Sands Capital Management, LLC	1992	$73.1B
Small Cap Equity	American Century Investment Management, Inc.	1958	$246.9B
	Delaware Investments Fund Advisers	1929	$545.7B
	Jacobs Levy Equity Management, Inc.	1986	$14.7B
	Parametric Portfolio Associates LLC	1987	$428.9B
	TimesSquare Capital Management, LLC	2000	$15.1B
International Equity Index	Legal & General Investment Management America, Inc.	2006	$275.0B
International Equity	Altrinsic Global Advisors, LLC	2000	$10.5B
	AQR Capital Management, LLC	1998	$123.5B
	Harris Associates L.P.	1976	$123.8B
	MFS Institutional Advisors, Inc.	1924	$692.6B
	Parametric Portfolio Associates LLC	1987	$428.9B
	WCM Investment Management, LLC	1976	$107.5B
Emerging Markets Equity	AQR Capital Management, LLC	1998	$123.5B
	Goldman Sachs Asset Management, L.P.	1984	$2.2Tr
	Parametric Portfolio Associates LLC	1987	$428.9B
	RBC Global Asset Management (UK) Limited	2013	$71.7B
	Wellington Management Company LLP	1928	$1.4B
Global Real Estate Securities	Heitman Real Estate Securities, LLC	1989	$51.0B
	RREEF America L.L.C.	1975	$86.5B
Strategic Alternatives Fund	AQR Capital Management, LLC	1998	$123.5B
	Forward Management, LLC (d/b/a Salient)	1998	$1.7B

Fund	Sub-Adviser	Firm Established	Total Assets Managed
	Broadmark Asset Management LLC	1999	$1.4B
	Goldman Sachs Asset Management, L.P.	1984	$2.2Tr
	Parametric Portfolio Associates LLC	1987	$428.9B
	P/E Global LLC	2000	$14.9B
	SSI Investment Management LLC	1973	$2.6B
Custodian for GuideStone Funds Assets	The Northern Trust Company	1889	$12.6Tr
Cash Overlay for All Funds, except the Money Market Fund	Parametric Portfolio Associates LLC	1987	$428.9B
(1) Includes BlackRock International Limited and BlackRock (Singapore) Limited, which serve as sub-subadvisers.

1-888-GS-FUNDS (1-888-473-8637)
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© 2022 GuideStone® 772856 2233 01/22

Funds distributed by Foreside Funds Distributors LLC
400 Berwyn Park, 899 Cassatt Road, Suite 110, Berwyn, PA 19312

Item 1. Reports to Stockholders (cont.).

(b)	Not applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has     determined that Grady R. Hazel is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $791,260 and $815,000 for 2020 and 2021, respectively.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 and $0 for 2020 and 2021, respectively.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $123,260 and $139,000 for 2020 and 2021, respectively. Tax fees are related to tax services in connection with Funds’ excise tax calculations and review of the Funds’ applicable tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $19,975 and $0 for 2020 and 2021, respectively. $19,975 of fees were for tax and accounting services rendered to implement a change in accounting method for the Defensive Market Strategies Fund.

(e)(1)

The policy of the registrant’s Audit Committee is to pre-approve all permissible non-audit services (e.g., tax services) to be provided to the registrant by the Auditors, including the fees therefor; provided, that if the Committee chooses to delegate the authority to grant pre-approvals to one or more Committee members, each acting on behalf of the Committee, then the Committee shall adopt policies and procedures detailed as to the particular service and designed to safeguard the continued independence of the auditors, consistent with the requirements of the Sarbanes-Oxley Act of 2002 (the “S-O Act”) and related SEC regulations, which shall then be used in making such pre-approvals; and, further provided, that each delegated pre-approval shall be reported to the Committee during its next regularly scheduled meeting.

The pre-approval requirement for a permitted non-audit service may be waived if:

(1)

the aggregate amount of all such non-audit services provided constitutes not more than 5% of the total revenues paid by the registrant to the Auditors in the fiscal year in which the non-audit services are provided;

(2)	such services were not recognized by the registrant at the time of the engagement to be non-audit services; and

(3)

such services are promptly brought to the attention of, and approved by, the Audit Committee or by a member of the Audit Committee to whom the Committee has delegated the authority to grant such approvals, if any, prior to the Auditors’ completion of the registrant’s audit.

Additionally, if the Auditors’ engagement relates directly to the operations and financial reporting of the registrant, to the extent required by Rule 2-01 of Regulation S-X, the Audit Committee shall pre-approve their engagements for non-audit services with:

(1)	the registrant’s investment adviser (the “Adviser”) (excluding any subadviser whose role is primarily portfolio management and is sub-contracted or overseen by the Adviser), and

(2)	any entity controlling, controlled by, or under common control with such Adviser that provides ongoing services to the registrant (each, a “Control Entity”),

in accordance with the foregoing paragraph, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditors by the registrant, the Adviser and any such Control Entity during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee pursuant to this paragraph (in the absence of this exception). The Auditors may not perform contemporaneously any prohibited non-audit services for the registrant, which currently include the following:

1. bookkeeping or other services related to the accounting records or financial statements of the registrant;

2. financial information systems design and implementation;

3. appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

4. actuarial services;

5. internal audit outsourcing services;

6. management functions or human resources;

7. broker or dealer, investment adviser, or investment banking services;

8. legal services and expert services unrelated to the audit; and

9. any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	Not applicable

(c)	100%

(d)	100%

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant was $166,760 and $139,000 for 2020 and 2021, respectively; for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) was $0 and $0 for 2020 and 2021, respectively, and for services rendered to GuideStone Financial Resources was $75,000 and $130,000 for 2020 and 2021, respectively.

(h)

The registrant’s audit committee of the board of directors has not considered whether the provision of non-audit services that were rendered to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 13. Exhibits.

(a)(1)

Code of Ethics, or any amendment hereto, that is the subject of disclosure required by Item 2 is incorporated herein by reference to Exhibit 13(a)(1) to the report filed on Form N-CSR on March 5, 2021 (Accession Number 0001193125-21-071147).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	GuideStone Funds

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John R. Jones
John R. Jones, President
(Principal Executive Officer)

Date	March 4, 2022

By (Signature and Title)*	/s/ Patrick Pattison
Patrick Pattison, Vice President and Treasurer
(Principal Financial Officer)

Date	March 4, 2022

*	Print the name and title of each signing officer under his or her signature.